MAY 1, 2006





                                   PROSPECTUS



                             DWS VARIABLE SERIES II
                      (formerly Scudder Variable Series II)





                                 CLASS A SHARES






================================================================================

                                DWS Balanced VIP
                    (formerly Scudder Total Return Portfolio)





This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.





                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------
Table of Contents



How the Portfolio Works            Your Investment in the Portfolio

 3   DWS Balanced VIP              14   Buying and Selling Shares

10   Other Policies and Risks      16   How the Portfolio Calculates Share Price

10   Investment Advisor            16   Distributions

                                   17   Taxes



How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down and you could lose money by investing in the portfolio.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS Balanced VIP

(formerly Scudder Total Return Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks high total return, a combination of income and capital appreciation.

The portfolio follows a flexible investment program, investing in a mix of growth and value stocks of large and small capitalization companies and bonds. The investment advisor employs a team approach to allocate the portfolio's assets among the various asset classes.

The portfolio can buy many types of securities, among them common stocks, convertible securities, corporate bonds, US government bonds, mortgage- and asset-backed securities and certain derivatives. The portfolio normally invests approximately 60% of its net assets in common stocks and other equity securities and approximately 40% of its net assets in fixed-income securities, including lower-quality debt securities. These percentages will fluctuate in response to changing market conditions, but the portfolio will at all times invest at least 25% of net assets in fixed-income senior securities. Generally, most securities are from US issuers, but the portfolio may invest up to 25% of total assets in foreign securities.

The investment advisor regularly reviews the portfolio's investment allocations and will vary them to favor asset classes that, in their judgment, provide the most favorable return outlook consistent with the portfolio's investment objective. In deciding how to allocate the portfolio's assets, the advisor will evaluate projections of risk, market and economic conditions, volatility, yields and expected returns.

The advisor follows specific strategies in selecting equity and fixed securities for the portfolio.

Equity securities in the portfolio generally include "growth" stocks as well as "value" stocks and normally include stocks of both small and large capitalization companies.

Growth Stocks. In choosing these securities, the investment advisor primarily invests in US companies that it believes offer the potential for sustainable growth of revenue or earnings and whose market values appear reasonable in light of their business prospects. The advisor focuses on high quality growth companies that are leaders or potential leaders in their respective industries. The advisor conducts in-depth company research, examining, among other factors, relative growth rates, innovation, regional and global exposure and management.

Value Stocks. When selecting value stocks, the investment advisor begins by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The advisor then compares a company's stock price to its book value, cash flow and yield, and analyzes individual companies to identify those that are financially sound and appear to have strong potential for long-term growth, but are out of favor with the market.

Small Company Stocks. In selecting stocks of small companies, a quantitative stock valuation model compares each company's stock price to the company's earnings, book value, sales and other measures of performance potential. The advisor also looks for factors that may signal a rebound for a company, whether through a recovery in its markets, a change in business strategy or other factors.

The advisor believes that by combining techniques used by fundamental value investors with extensive growth and earnings analysis it can minimize investment style bias and ultimately produce a "pure" stock selection process that seeks to add value in any market environment. The advisor also incorporates technical analysis to capture short-term price changes and evaluate the market's responsiveness to new information.

The fixed income portion of the portfolio may include both investment grade and lower-quality debt securities, and may include securities of both US and non-US (including emerging market) issuers. The portfolio may also seek bond market and currency exposure through derivative instruments.

US Investment Grade Securities. In selecting these securities for investment, the investment advisor typically:

o assigns a relative value to each bond, based on creditworthiness, cash flow and price;

o determines the value of each issue by examining the issuer's credit quality, debt structure, option value and liquidity risks. The advisor looks to take advantage of any inefficiencies between this value and market trading price;

o uses credit analysis to determine the issuer's ability to fulfill its contracts; and

o determines sector weights based on a combination of long-term strategic targets resulting from quantitative risk/return analysis and shorter term adjustments based on the advisor's current market outlook.

The advisor generally sells these securities when they reach their target price or when there is a negative change in their outlook relative to the other securities held by the portfolio. Bonds may also be sold to facilitate the purchase of an issue with more attractive risk/return characteristics.

High Yield Securities. In selecting these securities for investment, the investment advisor:

o analyzes economic conditions for improving or undervalued sectors and industries;

o uses independent credit research and on-site management visits to evaluate individual issuer's debt service, growth rate, and both downgrade and upgrade potential;

o  assesses new issues versus secondary market opportunities; and

o seeks issues within attractive industry sectors and with strong long-term fundamentals and improving credits.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Derivatives. The portfolio invests in various instruments commonly known as "derivatives," which are contracts whose value is based on, for example, indices, currencies or securities. The portfolio primarily uses futures, options, forward currency transactions and swaps. The investment advisor may use derivatives in circumstances where the advisor believes they offer a more efficient means of gaining exposure to a particular asset class or market. The portfolio may also invest in derivatives to maintain a high level of liquidity to meet shareholder redemptions or other needs while maintaining exposure to the market.

The portfolio uses derivatives in the income portion of its portfolio to shift investment weightings among global and currency markets in an effort to capture short- and medium-term market movements. The portfolio uses these techniques to generate income and enhance returns.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Other Investments

Normally, the portfolio's bond component consists mainly of investment-grade bonds (those in the top four grades of credit quality). However, the portfolio could invest up to 35% of its total assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and typically will have higher volatility and risk of default.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the advisor may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of junk bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Small Company Capitalization Risk. Small company stocks tend to experience steeper price fluctuations -- down as well as up -- than the stocks of larger companies. A shortage of reliable information -- the same information gap that creates opportunity -- can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company's shares.

Foreign Investment Risk. To the extent that the portfolio holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the portfolio's investments or prevent the portfolio from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets, so to the extent the portfolio invests in emerging markets, it takes on greater risks. Finally, the currency of the country in which the portfolio has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of securities, geographical trends or other matters;

o the advisor measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, judged by the advisor to be of equivalent quality. In addition, the advisor applies its own credit quality standards to evaluate securities. If a security's credit quality declines, the advisor will decide what to do with the security, based on the circumstances and its assessment of what would benefit shareholders most; and

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio is designed for investors interested in asset class diversification in a single portfolio that invests in a mix of stocks and bonds.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

   16.76       19.96      15.14       14.81      -2.63      -6.09      -15.17      18.10       6.64       4.30
-------------------------------------------------------------------------------------------------------------------
    1996        1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 13.32%, Q2 1997                   Worst Quarter: -9.91%, Q2 2002

2006 Total Return as of March 31:  3.12%

Average Annual Total Returns (%) as of 12/31/2005

                           1 Year               5 Years                 10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A        4.30                  0.91                     6.55
--------------------------------------------------------------------------------
Index 1                     4.91                  0.54                     9.07
--------------------------------------------------------------------------------
Index 2                     2.43                  5.87                     6.16
--------------------------------------------------------------------------------

Index 1: The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index: 2 The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate issues and mortgage securities.

Total returns would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                        Class A
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee(1)                                                  0.45%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses(2)                                 0.51
--------------------------------------------------------------------------------

(1)  Restated to reflect a new management fee schedule effective May 2, 2005.

(2) Through April 30, 2008, the advisor, the underwriter and the accounting agent have agreed to waive all or a portion of their respective fees and/or reimburse or pay operating expenses to the extent necessary to maintain the portfolio's total operating expenses at 0.51% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares             $52            $164           $285           $640
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of portfolio managers across a range of investment strategies. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio for their investment strategy, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:


Andrew P. Cestone          Inna Okounkova             Julie M. Van Cleave, CFA
Managing Director of       Director of Deutsche       Managing Director of
Deutsche Asset             Asset Management and       Deutsche Asset
Management and Portfolio   Portfolio Manager of       Management
Manager of the portfolio.  the portfolio.             and Portfolio Manager
 o Joined Deutsche          o Joined Deutsche         of the portfolio.
   Asset Management           Asset Management         o Joined Deutsche
   in 1998                    in 1999 as a               Asset Management
   and the portfolio in       quantitative               and the
   2002.                      analyst, becoming          portfolio in 2002.
 o Head of High Yield.        an associate             o Head of Large Cap
 o Previous experience        portfolio manager          Growth Portfolio
   includes five years        in 2001.                   Selection Team.
   as an investment         o Global Asset             o Previous experience
   analyst at Phoenix         Allocation                 includes 18 years
   Investment Partners        portfolio manager:         of investment
   and as a credit            New York.                  industry experience
   officer in the           o Joined the                 at Mason Street
   asset-based lending        portfolio in 2005.         Advisors, as
   group at Fleet           o BS, MS, Moscow             Managing Director
   Financial Group.           State University;          and team leader for
 o BA, University of          MBA, University of         the large cap
   Vermont.                   Chicago.                   investment team.
                                                       o BBA, MBA,
William Chepolis, CFA      Thomas F. Sassi               University of
Managing Director of       Managing Director of          Wisconsin -- Madison.
Deutsche Asset             Deutsche Asset
Management and Portfolio   Management                 Robert Wang
Manager of the portfolio.  and Portfolio Manager      Managing Director of
 o Joined Deutsche         of the portfolio.          Deutsche Asset
   Asset Management in      o Joined Deutsche         Management and
   1998 after 13 years        Asset Management        Portfolio Manager of
   of experience as           in 1996                 the portfolio.
   vice president             and the portfolio        o Joined Deutsche
   and portfolio              in 2004.                   Asset Management in
   manager for Norwest      o Over 33 years of           1995 as a senior
   Bank where                 investment industry        fixed income
   he managed the             experience.                portfolio manager
   bank's fixed income      o BBA, MBA, Hofstra          after 13 years of
   and foreign exchange       University.                experience at
   portfolios.                                           J.P. Morgan & Co.
 o Senior Portfolio                                      trading fixed
   Manager for Mortgage                                  income, derivatives
   Backed Securities:                                    and foreign
   New York.                                             exchange products.
 o Joined the portfolio                                o Global Asset
   in 2005.                                              Allocation senior
 o BIS, University of                                    portfolio manager:
   Minnesota.                                            New York.
                                                       o Joined the
                                                         portfolio in 2005.
                                                       o BS, The Wharton
                                                         School, University
                                                         of Pennsylvania.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Balanced VIP -- Class A

To Be Updated.

Years Ended December 31,             2005     2004     2003      2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $22.37    $21.32   $18.66    $22.57   $25.91
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income (loss)^b     .59      .47      .37       .47      .61
--------------------------------------------------------------------------------
   Net realized and unrealized        .34      .93     2.90     (3.81)   (2.20)
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment              .93     1.40     3.27     (3.34)   (1.59)
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income             (.55)    (.35)    (.61)     (.57)    (.80)
--------------------------------------------------------------------------------
   Net realized gain on                --       --       --        --     (.95)
   investment transactions
--------------------------------------------------------------------------------
   Total distributions               (.55)    (.35)    (.61)     (.57)   (1.75)
--------------------------------------------------------------------------------
Net asset value, end of period     $22.75    $22.37  $21.32    $18.66   $22.57
--------------------------------------------------------------------------------
Total Return (%)                     4.30^c   6.64    18.10    (15.17)   (6.09)
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period             653      622      667       640      861
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense      .55      .59      .59       .58      .58
reduction (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense       .53      .59      .59       .58      .58
reduction (%)
--------------------------------------------------------------------------------
Ratio of net investment income (%)   2.66     2.18     1.88      2.32     2.63
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           121^d    131^d    102^d     140      115
--------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities.

^b    Based on average shares outstanding during the period.

^c    Total return would have been lower had certain expenses not been reduced.

^d The portfolio turnover rate including mortgage dollar roll transactions was 122%, 140% and 108% for the periods ended December 31, 2005, December 31, 2004 and December 31, 2003, respectively.

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

o The advisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio may use the higher rating. If a security's credit quality falls, the advisor will determine whether selling it would be in the portfolio's best interest.

The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Investment Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The portfolio's shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustees' approval of the portfolio's investment management agreement (see "Shareholder reports" on the back cover).

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio's average daily net assets:


Portfolio Name                                                        Fee Paid
--------------------------------------------------------------------------------
DWS Balanced VIP*                                                      0.47%
--------------------------------------------------------------------------------

* Reflecting the effect of expense limitations and/or fee waivers then in effect.

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

            DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

            Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_ settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

--------------------------------------------------------------------------------
Your Investment in the Portfolio


The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


Policies about transactions

The information in this prospectus applies to Class A shares of the portfolio. Class A shares are offered at net asset value. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of DWS Variable Series II (which includes the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, DWS Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the financial advisor's recommendation of the portfolio.

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and the insurance company may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio's shareholders.

o Currently, the Board of Trustees of DWS Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. To the extent that the portfolio invests in such securities, these risks may be more pronounced for certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage").

The portfolio discourages short-term and excessive trading. The portfolio will take steps to detect and deter short-term and excessive trading pursuant to the portfolio's policies as described in this prospectus and approved by the Board.

The portfolio's policies include:

o the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio; and

o the portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolio reserves the right to terminate a separate account's ability to invest in the portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. It is important to note that the advisor and the portfolio does not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the portfolio.

The portfolio's policies and procedures may be modified or terminated at any time.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio.

How the Portfolio Calculates Share Price

To calculate net asset value per share, or NAV, the portfolio uses the following equation:

                  TOTAL ASSETS - TOTAL LIABILITIES
            --------------------------------------------  =  NAV
                 TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If the portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of the portfolio's share.

The discussion above is generally based on the assumption that shares of the portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

--------------------------------------------------------------------------------
To Get More Information


Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482 or contact DWS Scudder at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.


DWS Scudder Distributors, Inc.               SEC

222 South Riverside Plaza                    100 F Street, N.E.
Chicago, IL 60606-5808                       Washington, D.C. 20549-2001
(800) 778-1482                               (202) 551-5850

                                             www.sec.gov





                                             SEC File #
--------------------------------------------------------------------------------
DWS Variable Series II                       811-5002
--------------------------------------------------------------------------------

                                  MAY 1, 2006





                                   PROSPECTUS



                             DWS VARIABLE SERIES II
                      (formerly Scudder Variable Series II)





                                 CLASS A SHARES






================================================================================

                                DWS Blue Chip VIP
                     (formerly Scudder Blue Chip Portfolio)


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.






                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------
Table of Contents



How the Portfolio Works            Your Investment in the Portfolio

  3   DWS Blue Chip VIP            12   Buying and Selling Shares

  8   Other Policies and Risks     14   How the Portfolio Calculates Share Price

  8   Investment Advisor           14   Distributions

                                   15   Taxes




How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down and you could lose money by investing in the portfolio.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS Blue Chip VIP

(formerly Scudder Blue Chip Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital and income.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of large US companies that are similar in size to the companies in the S&P 500 Index (as of March 31, 2006, the S&P 500 Index had a median market capitalization of $11.74 billion) and that the portfolio managers consider to be "blue chip" companies. Blue chip companies are large, well-known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industries and strong management.

The portfolio managers look for "blue chip" companies whose stock price is attractive relative to potential growth. The managers use quantitative stock techniques and fundamental equity analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential.

The managers may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities and issuers.

The managers will normally sell a stock when the managers believe its fundamental factors have changed, other investments offer better opportunities or in the case of adjusting the portfolio's emphasis on or within a given industry.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

While the portfolio invests mainly in US common stocks, it could invest up to 20% of net assets in foreign securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities, geographical trends or other matters;

o  growth stocks may be out of favor for certain periods; and

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors with long-term goals who are interested in a core stock investment may be interested in this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

      13.84       25.24      -7.84      -15.81     -22.11      27.25      16.04       10.06
-----------------------------------------------------------------------------------------------
       1998       1999        2000       2001       2002        2003       2004       2005
-----------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 18.26%, Q4 1998                   Worst Quarter: -17.43%, Q3 2001

2006 Total Return as of March 31:  5.78%

Average Annual Total Returns (%) as of 12/31/2005

                         1 Year        5 Years                Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class A      10.06          1.28                        5.28
--------------------------------------------------------------------------------
Index                      6.27          1.07                        7.38
--------------------------------------------------------------------------------

Index: The Russell 1000 Index is an unmanaged capitalization-weighted price-only index composed of the largest-capitalized US companies whose common stocks are traded in the United States.

*    Since 5/1/97. Index comparison begins 4/30/97.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                          Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.65%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.05
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    0.70
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                  1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares            $72            $224           $390           $871
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Robert Wang                 Jin Chen, CFA              Julie Abbett
Managing Director of        Director of Deutsche       Director of Deutsche
Deutsche Asset              Asset Management and       Asset Management and
Management and Portfolio    Portfolio Manager of       Portfolio Manager of
Manager of the portfolio.   the portfolio.             the portfolio.
o   Joined Deutsche         o   Senior portfolio       o   Senior portfolio
    Asset Management in         manager for Global         manager for Global
    1995 as portfolio           Strategies: New            Quantitative
    manager for asset           York.                      Equity: New York.
    allocation after 13     o   Joined Deutsche        o   Joined Deutsche
    years of experience         Asset Management in        Asset Management in
    of trading fixed            1999; prior to             2000 after four
    income and                  that, served as            years of combined
    derivative                  portfolio manager          experience as a
    securities at J.P.          for Absolute Return        consultant with
    Morgan.                     Strategies and as a        equity trading
o   Global Asset                fundamental equity         services for BARRA,
    Allocation Senior           analyst and                Inc. and a product
    Portfolio Manager:          portfolio manager          developer for
    New York.                   for Thomas White           FactSet Research.
o   Joined the portfolio        Asset Management.      o   Joined the
    in 2003.                o   Joined the                 portfolio in 2006.
o   BS, The Wharton             portfolio in 2006.     o   BA, University of
    School, University      o   BS, Nanjing                Connecticut.
    of Pennsylvania.            University; MS,
                                Michigan State
                                University.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Blue Chip VIP -- Class A

To Be Updated.

Years Ended December 31,             2005     2004     2003      2002     2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of      $13.65   $11.84   $ 9.37    $12.07   $14.41
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income (loss)^a     .14      .13      .08       .07      .05
--------------------------------------------------------------------------------
   Net realized and unrealized       1.22     1.76     2.45     (2.73)   (2.33)
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment             1.36     1.89     2.53     (2.66)   (2.28)
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income             (.13)    (.08)    (.06)     (.04)    (.06)
--------------------------------------------------------------------------------
Net asset value, end of period     $14.88   $13.65   $11.84    $ 9.37   $12.07
--------------------------------------------------------------------------------
Total Return (%)                    10.06    16.04    27.25    (22.11)  (15.81)
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period             294      283      242       174      240
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses (%)                 .70      .70      .71       .69      .69
--------------------------------------------------------------------------------
Ratio of net investment income (%)   1.00     1.08      .82       .65      .42
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           288      249      182       195      118
--------------------------------------------------------------------------------

^a    Based on average shares outstanding during the period.

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

o The advisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio may use the higher rating. If a security's credit quality falls, the advisor will determine whether selling it would be in the portfolio's best interest.

The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Investment Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The portfolio's shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustees' approval of the portfolio's investment management agreement (see "Shareholder reports" on the back cover).

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio's average daily net assets:


Portfolio Name                                                        Fee Paid
--------------------------------------------------------------------------------
DWS Blue Chip VIP                                                      0.65%
--------------------------------------------------------------------------------

Market timing related regulatory and litigation matters Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

            DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

            Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_ settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

--------------------------------------------------------------------------------
Your Investment in the Portfolio


The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


Policies about transactions

The information in this prospectus applies to Class A shares of the portfolio. Class A shares are offered at net asset value. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of DWS Variable Series II (which includes the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, DWS Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the financial advisor's recommendation of the portfolio.

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and the insurance company may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio's shareholders.

o Currently, the Board of Trustees of DWS Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. To the extent that the portfolio invests in such securities, these risks may be more pronounced for certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage").

The portfolio discourages short-term and excessive trading. The portfolio will take steps to detect and deter short-term and excessive trading pursuant to the portfolio's policies as described in this prospectus and approved by the Board.

The portfolio's policies include:

o the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio; and

o the portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolio reserves the right to terminate a separate account's ability to invest in the portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. It is important to note that the advisor and the portfolio does not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the portfolio.

The portfolio's policies and procedures may be modified or terminated at any time.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio.

How the Portfolio Calculates Share Price

To calculate net asset value per share, or NAV, the portfolio uses the following equation:

                     TOTAL ASSETS - TOTAL LIABILITIES
               --------------------------------------------  =  NAV
                    TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If the portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of the portfolio's share.

The discussion above is generally based on the assumption that shares of the portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

--------------------------------------------------------------------------------
To Get More Information


Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482 or contact DWS Scudder at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.


DWS Scudder Distributors, Inc.               SEC

222 South Riverside Plaza                    100 F Street, N.E.
Chicago, IL 60606-5808                       Washington, D.C. 20549-2001
(800) 778-1482                               (202) 551-5850

                                             www.sec.gov

                                             SEC File #
--------------------------------------------------------------------------------
DWS Variable Series II                       811-5002
--------------------------------------------------------------------------------

                                   MAY 1, 2006





                                   PROSPECTUS



                             DWS VARIABLE SERIES II
                      (formerly Scudder Variable Series II)





                                 CLASS A SHARES






================================================================================

                            DWS Core Fixed Income VIP
                    (formerly Scudder Fixed Income Portfolio)





This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.





                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------
Table of Contents



How the Portfolio Works            Your Investment in the Portfolio

 3   DWS Core Fixed Income VIP     13   Buying and Selling Shares

 9   Other Policies and Risks      15   How the Portfolio Calculates Share Price

 9   Investment Advisor            15   Distributions

10   Portfolio Subadvisor          15   Taxes



How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down and you could lose money by investing in the portfolio.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS Core Fixed Income VIP

(formerly Scudder Fixed Income Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks high current income. The portfolio invests for current income, not capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its assets, plus the amount of any borrowings for investment purposes, determined at the time of purchase, in fixed income securities. Fixed income securities include those of the US Treasury, as well as US government agencies and instrumentalities, corporate, mortgage-backed and asset-backed securities, taxable municipal and tax-exempt municipal bonds and liquid Rule 144A securities.

The portfolio invests primarily in investment-grade fixed income securities rated within the top three credit rating categories. The portfolio may invest up to 20% of its total assets in investment-grade fixed income securities rated within the fourth highest credit rating category. The portfolio may invest up to 25% of its total assets in US dollar-denominated securities of foreign issuers and governments. The portfolio may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event the portfolio managers determine that securities meeting the portfolio's investment objective are not readily available for purchase. The portfolio's investments in foreign issuers are limited to US dollar-denominated securities to avoid currency risk.

The portfolio managers utilize a core US fixed income strategy that seeks to add incremental returns to the Lehman Brothers Aggregate Bond Index. In managing the portfolio, the managers generally use a "bottom-up" approach. The managers focus on the securities and sectors they believe are undervalued relative to the market, rather than relying on interest rate forecasts. The managers seek to identify pricing inefficiencies of individual securities in the fixed-income market. Normally, the average duration of the portfolio will be kept within 0.25 years of the duration of the Lehman Brothers Aggregate Bond Index.

Company research lies at the heart of the portfolio's investment process. In selecting individual securities for investment, the portfolio managers:

o assign a relative value, based on creditworthiness, cash flow and price, to each bond;

o determine the intrinsic value of each issue by examining credit, structure, option value and liquidity risks. The managers look to exploit any inefficiencies between intrinsic value and market trading price;

o use credit analysis to determine the issuer's ability to pay interest and repay principal on its bonds; and

o subordinate sector weightings to individual bonds that may add above-market value.

Portfolio Maturity. The portfolio managers intend to maintain a dollar weighted effective average portfolio maturity of five to ten years. Subject to its portfolio maturity policy, the portfolio may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of bonds rated below the top three rating categories may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investment Risk. To the extent that the portfolio holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the portfolio's investments or prevent the portfolio from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. Finally, the currency of the country in which the portfolio has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Derivatives Risk. Although not one of its principal investment strategies, the portfolio may invest in certain types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency for which it is acting as a substitute; derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses that it could have if it had not entered into these transactions. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Another factor that could affect performance is:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio is designed for individuals who are seeking to earn higher current income than an investment in money market funds may provide.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                9.04       7.93       -2.06       9.90       5.71       8.01        5.13       4.53       2.25
-------------------------------------------------------------------------------------------------------------------
                1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 4.14%, Q3 2002                    Worst Quarter: -2.36%, Q2 2004

2006 Total Return as of March 31:  -0.58%


Average Annual Total Returns (%) as of 12/31/2005

                          1 Year       5 Years                Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class A       2.25          5.11                        5.54
--------------------------------------------------------------------------------
Index                      2.43          5.87                        6.64
--------------------------------------------------------------------------------

Index: The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate issues and mortgage securities.

*    Since 5/1/96. Index comparison begins 4/30/96.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.60%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.07
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    0.67
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares               $68            $214           $373           $835
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio's subadvisor is Aberdeen Asset Management, Inc. A team approach is utilized with respect to the day-to-day management of the portfolio. Portfolio decisions are made jointly by the senior members of the management team. The following members of the management team handle the day-to-day operations of the portfolio:


Gary W. Bartlett, CFA        Warren S. Davis, III       Thomas J. Flaherty
o   Head of US Fixed         o   Senior portfolio       o   Senior portfolio
    Income and senior            manager for                manager for
    portfolio                    mortgage- and              corporate and
    manager specializing         asset-backed fixed         taxable municipal
    in taxable municipal,        income investments:        fixed income
    utility and                  Philadelphia.              investments:
    government fixed         o   Joined Aberdeen            Philadelphia.
    income investments:          Asset Management       o   Joined Aberdeen
    Philadelphia.                Inc. in 2005 and           Asset Management
o   Joined Aberdeen Asset        the portfolio in           Inc. in 2005 and
    Management Inc. in           2002.                      the portfolio in
    2005 and the             o   Formerly, Managing         2002.
    portfolio in 2002.           Director of            o   Formerly, Managing
o   Formerly, Managing           Deutsche Asset             Director of
    Director of Deutsche         Management; joined         Deutsche Asset
    Asset Management;            Deutsche Asset             Management; joined
    joined Deutsche Asset        Management in 1995         Deutsche Asset
    Management in 1992           after nine years of        Management in 1995
    after nine years of          experience as a            after 10 years of
    experience as an             trader, analyst and        fixed income
    analyst and fixed            developer of analytical    experience,
    income portfolio             and risk management        including vice
    manager at PNC               systems for Paine          president for US
    Financial and credit         Webber and Merrill         taxable fixed
    analyst at First             Lynch.                     income securities
    Pennsylvania Bank.       o   BS, Pennsylvania           at Prudential
o   BA, Bucknell                 State University;          Securities.
    University; MBA,             MBA, Drexel            o   BA, SUNY Stony
    Drexel University.           University.                Brook.

J. Christopher Gagnier      Timothy C. Vile, CFA       William T. Lissenden
 o Head of Core Plus         o Senior portfolio         o Portfolio manager
   Fixed Income product        manager for Core           for Core Fixed
   and senior portfolio        Fixed Income               Income:
   manager for corporate       and Global Aggregate       Philadelphia.
   and commercial              Fixed Income:            o Joined Aberdeen
   mortgages:                  Philadelphia.              Asset Management
   Philadelphia.             o Joined Aberdeen            Inc. in 2005 and
 o Joined Aberdeen Asset       Asset Management           the portfolio in
   Management Inc. in          Inc. in 2005 and           2003.
   2005 and the                the portfolio in         o Formerly, Director
   portfolio in 2002.          2004.                      of Deutsche Asset
 o Formerly, Managing        o Formerly, Managing         Management; joined
   Director of Deutsche        Director of                Deutsche Asset
   Asset Management;           Deutsche Asset             Management in 2002
   joined Deutsche Asset       Management; joined         after 31 years of
   Management in 1997          Deutsche Asset             experience,
   after 17 years of           Management in 1991         including fixed
   experience in fixed         as member of Core          income strategist
   income investments          Fixed Income;              and director of
   at PaineWebber and          seconded to the            research at
   Continental Bank.           London office from         Conseco Capital
 o BS, The Wharton             January 1999 to            Management,
   School, University of       June 2002 to design        director of fixed
   Pennsylvania; MBA,          and develop the            income research
   University of Chicago.      firm's European            and product
                               Credit and Global          management at
Daniel R. Taylor, CFA          Aggregate                  Prudential
 o Senior portfolio            capabilities;              Securities and
   manager for                 before joining the         national sales
   asset-backed and            firm, he had six           manager for fixed
   commercial mortgage         years of experience        income securities
   fixed income                that included              at Prudential
   investments:                portfolio manager          Securities.
   Philadelphia.               for fixed income         o BS, St. Peter's
 o Joined Aberdeen Asset       portfolios at              College; MBA,
   Management Inc. in          Equitable Capital          Baruch College.
   2005 and the                Management.
   portfolio in 2002.        o BS, Susquehanna
 o Formerly, Managing          University.
   Director of Deutsche
   Asset Management;
   joined Deutsche Asset
   Management in 1998
   after six years of
   experience as fixed
   income portfolio
   manager and senior
   credit analyst for
   CoreStates Investment
   Advisors.
 o BS, Villanova
   University.


The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Core Fixed Income VIP -- Class A

To Be Updated.

Years Ended December 31,            2005     2004     2003      2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $12.07   $12.16   $11.98    $11.48   $11.45
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income^b           .47      .50      .45       .53      .62
--------------------------------------------------------------------------------
   Net realized and unrealized      (.21)     .05      .14       .37      .01
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment             .26      .55      .59       .90      .63
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income            (.41)    (.43)    (.41)     (.40)    (.60)
--------------------------------------------------------------------------------
   Net realized gain on             (.11)    (.21)      --        --       --
   investment transactions
--------------------------------------------------------------------------------
   Total distributions              (.52)    (.64)    (.41)     (.40)    (.60)
--------------------------------------------------------------------------------
Net asset value, end of period    $11.81   $12.07   $12.16    $11.98   $11.48
--------------------------------------------------------------------------------
Total Return (%)                    2.25     4.53     5.13      8.01     5.71
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period            252      210      201       216      134
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses (%)                .67      .66      .66       .65      .64
--------------------------------------------------------------------------------
Ratio of net investment income (%)  3.96     4.18     3.75      4.57     5.46
--------------------------------------------------------------------------------
Portfolio turnover rate (%)          164^c    185^c    229^c     267      176
--------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities.

^b    Based on average shares outstanding during the period.

^c The portfolio turnover rate including mortgage dollar roll transactions was 176%, 204% and 265% for the years ended December 31, 2005, December 31, 2004, and December 31, 2003, respectively.

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

o The advisor or subadvisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest.

The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Investment Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, or the subadvisor makes the portfolio's investment decisions, buy and sell securities for the portfolio and conduct research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM or the subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The portfolio's shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustees' approval of the portfolio's investment management agreement and subadvisory agreement (see "Shareholder reports" on the back cover).

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio's average daily net assets:


Portfolio Name                                                        Fee Paid
--------------------------------------------------------------------------------
DWS Core Fixed Income VIP                                              0.60%
--------------------------------------------------------------------------------

Portfolio Subadvisor

Pursuant to an investment subadvisory agreement between the advisor and Aberdeen Asset Management Inc. ("AAMI"), a US registered investment advisor, AAMI acts as subadvisor for DWS Core Fixed Income VIP. AAMI provides a full range of international investment advisory services to institutional and retail clients. AAMI is a direct, wholly owned subsidiary of Aberdeen Asset Management PLC, the parent company of an asset management group formed in 1983. AAMI's principal business address is 1735 Market Street, Philadelphia, PA 19103. DeIM pays a fee to AAMI for acting as subadvisor to DWS Core Fixed Income VIP.

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

            DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

            Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_ settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

--------------------------------------------------------------------------------
Your Investment in the Portfolio


The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


Policies about transactions

The information in this prospectus applies to Class A shares of the portfolio. Class A shares are offered at net asset value. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of DWS Variable Series II (which includes the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, DWS Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the financial advisor's recommendation of the portfolio.

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and the insurance company may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio's shareholders.

o Currently, the Board of Trustees of DWS Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. To the extent that the portfolio invests in such securities, these risks may be more pronounced for certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage").

The portfolio discourages short-term and excessive trading. The portfolio will take steps to detect and deter short-term and excessive trading pursuant to the portfolio's policies as described in this prospectus and approved by the Board.

The portfolio's policies include:

o the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio; and

o the portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolio reserves the right to terminate a separate account's ability to invest in the portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. It is important to note that the advisor and the portfolio does not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the portfolio.

The portfolio's policies and procedures may be modified or terminated at any time.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio.

How the Portfolio Calculates Share Price

To calculate net asset value per share, or NAV, the portfolio uses the following equation:

                TOTAL ASSETS - TOTAL LIABILITIES
          --------------------------------------------  =  NAV
               TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from their net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If the portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of the portfolio's share.

The discussion above is generally based on the assumption that shares of the portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

                                    This page
                                  intentionally
                                   left blank.

--------------------------------------------------------------------------------
To Get More Information


Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482 or contact DWS Scudder at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.


DWS Scudder Distributors, Inc.               SEC

222 South Riverside Plaza                    100 F Street, N.E.
Chicago, IL 60606-5808                       Washington, D.C. 20549-2001
(800) 778-1482                               (202) 551-5850

                                             www.sec.gov





                                             SEC File #
--------------------------------------------------------------------------------
DWS Variable Series II                       811-5002
--------------------------------------------------------------------------------

                                  MAY 1, 2006





                                   PROSPECTUS




                             DWS VARIABLE SERIES II
                      (formerly Scudder Variable Series II)





                                 CLASS A SHARES







================================================================================

                        DWS Dreman Financial Services VIP
               (formerly SVS Dreman Financial Services Portfolio)


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.


The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.






                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------
Table of Contents



How the Portfolio Works                   Your Investment in the Portfolio

 3  DWS Dreman Financial Services VIP     12  Buying and Selling Shares

 8  Other Policies and Risks              14  How the Portfolio Calculates
                                              Share Price
 8  Investment Advisor
                                          14  Distributions
 9  Portfolio Subadvisor
                                          14  Taxes



How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down and you could lose money by investing in the portfolio.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS Dreman Financial Services VIP

(formerly SVS Dreman Financial Services Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks to provide long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities (mainly common stocks) of financial services companies. These may include companies of any size that commit at least half of their assets to the financial services sector, or derive at least half of their revenues or net income from that sector. The major types of financial services companies are banks, insurance companies, savings and loans, securities brokerage firms and diversified financial companies.

The portfolio managers begin by screening for financial services stocks whose price-to-earnings ratios are below the average for the Standard & Poors Financial Index. The managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

The managers assemble the portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various financial industries. The managers may favor securities from different industries in the financial sector at different times, while still maintaining variety in terms of industries and companies represented.

The portfolio normally will sell a stock when the managers believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the emphasis on a given industry.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 30% of total assets in foreign securities, and up to 20% of net assets in investment-grade debt securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures and options. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, financial services company stocks. When prices of these stocks fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Value Investing Risk. As with any investment strategy, the "value" strategy used in managing the portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Concentration Risk. The portfolio concentrates its investments in companies in the financial services sector. A portfolio with a concentrated portfolio is vulnerable to the risks of the industry or industries in which it invests and is subject to greater risks and market fluctuations than portfolios investing in a broader range of industries.

Non-Diversification Risk. The portfolio is classified as "non-diversified." This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the portfolio invested in a larger number of issuers.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters;

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty; and

o a bond could fall in credit quality, go into default, or decrease in value for various reasons, including a change in prevailing interest rates.

This portfolio may be appropriate for long-term investors who want to gain exposure to the financial services sector and can accept the above-average risks of a sector-specific investment.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index and one other relevant index (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

      -5.05      27.04      -4.86       -8.51      28.13      12.00       -0.07
--------------------------------------------------------------------------------
      1999        2000       2001       2002        2003       2004       2005
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 22.35%, Q3 2000                   Worst Quarter: -15.86%, Q3 2002

2006 Total Return as of March 31:  3.68%


Average Annual Total Returns (%) as of 12/31/2005

                        1 Year             5 Years             Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class A     -0.07               4.54                    5.18
--------------------------------------------------------------------------------
Index 1                   4.91               0.54                    3.09
--------------------------------------------------------------------------------
Index 2                   6.47               3.76                    5.75
--------------------------------------------------------------------------------

Index 1: The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2: The S&P Financial Index is an unmanaged index generally representative of the financial stock market.

*    Since 5/4/98. Index comparisons begin 4/30/98.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                          Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                    None
--------------------------------------------------------------------------------
Other Expenses                                                     0.14
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    0.89
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares             $91            $284           $493          $1,096
--------------------------------------------------------------------------------


The Portfolio Managers

The portfolio's subadvisor is Dreman Value Management L.L.C. The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

David N. Dreman                           F. James Hutchinson
Chairman and CIO of the subadvisor and    Managing Director of the subadvisor
Lead Manager of the portfolio.            and Portfolio Manager of the
 o Began investment career in 1957.       portfolio.
 o Joined the portfolio in 1998.           o Began investment career in 1986.
 o Founder and Chairman, Dreman Value      o Joined the portfolio in 2001.
   Management L.L.C. since 1977.           o Prior to joining Dreman Value
                                             Management, L.L.C. in 2000,
                                             associated with The Bank of
                                             New York for over 30 years in
                                             both the corporate finance and
                                             trust/investment management
                                             areas, including President of
                                             The Bank of New York (NJ).

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Dreman Financial Services VIP -- Class A

Years Ended December 31,            2005      2004     2003      2002     2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $13.60    $12.33   $ 9.79    $10.78   $11.53
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income (loss)^a    .27       .23      .20       .15      .14
--------------------------------------------------------------------------------
   Net realized and unrealized      (.30)     1.23     2.50     (1.06)    (.71)
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment            (.03)     1.46     2.70      (.91)    (.57)
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income            (.24)     (.20)    (.16)     (.08)    (.13)
--------------------------------------------------------------------------------
   Net realized gain on               --        --       --        --     (.05)
   investment transactions
--------------------------------------------------------------------------------
   Total distributions              (.24)     (.20)    (.16)     (.08)    (.18)
--------------------------------------------------------------------------------
Net asset value, end of period    $13.33    $13.60   $12.33    $ 9.79   $10.78
--------------------------------------------------------------------------------
Total Return (%)                    (.07)    12.00    28.13    (8.51)    (4.86)
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period            120       145      143       120      117
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses                    .89       .84      .86       .83      .86
--------------------------------------------------------------------------------
Ratio of net investment income (%)  2.10      1.79     1.84      1.44     1.31
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           27         8        7        13       22
--------------------------------------------------------------------------------

^a    Based on average shares outstanding during the period.

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

o The advisor or subadvisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest.

The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Investment Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, or the subadvisor makes the portfolio's investment decisions, buy and sell securities for the portfolio and conduct research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM or the subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The portfolio's shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustees' approval of the portfolio's investment management agreement and subadvisory agreement (see "Shareholder reports" on the back cover).

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio's average daily net assets:


Portfolio Name                                                 Fee Paid
--------------------------------------------------------------------------------
DWS Dreman Financial Services VIP                               0.75%
--------------------------------------------------------------------------------

Portfolio Subadvisor

Dreman Value Management L.L.C., 520 East Cooper Avenue, Aspen, Colorado, is the subadvisor to DWS Dreman Financial Services VIP and receives a fee for its services from DeIM. Founded in 1977, Dreman Value Management L.L.C. currently manages over $11 billion in assets. DeIM pays a fee to Dreman Value Management L.L.C. for acting as subadvisor to the portfolio.

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

            DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

            Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_ settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

--------------------------------------------------------------------------------
Your Investment in the Portfolio


The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


Policies about transactions

The information in this prospectus applies to Class A shares of the portfolio. Class A shares are offered at net asset value. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of DWS Variable Series II (which includes the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, DWS Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the financial advisor's recommendation of the portfolio.

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and the insurance company may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio's shareholders.

o Currently, the Board of Trustees of DWS Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. To the extent that the portfolio invests in such securities, these risks may be more pronounced for certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage").

The portfolio discourages short-term and excessive trading. The portfolio will take steps to detect and deter short-term and excessive trading pursuant to the portfolio's policies as described in this prospectus and approved by the Board.

The portfolio's policies include:

o the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio; and

o the portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolio reserves the right to terminate a separate account's ability to invest in the portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. It is important to note that the advisor and the portfolio does not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the portfolio.

The portfolio's policies and procedures may be modified or terminated at any time.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio.

How the Portfolio Calculates Share Price

To calculate net asset value per share, or NAV, the portfolio uses the following equation:

               TOTAL ASSETS - TOTAL LIABILITIES
         --------------------------------------------  =  NAV
              TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from their net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If the portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of the portfolio's share.

The discussion above is generally based on the assumption that shares of the portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

--------------------------------------------------------------------------------
To Get More Information


Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482 or contact DWS Scudder at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.


DWS Scudder Distributors, Inc.               SEC

222 South Riverside Plaza                    100 F Street, N.E.
Chicago, IL 60606-5808                       Washington, D.C. 20549-2001
(800) 778-1482                               (202) 551-5850

                                             www.sec.gov





                                             SEC File #
--------------------------------------------------------------------------------
DWS Variable Series II                       811-5002
--------------------------------------------------------------------------------

                                  MAY 1, 2006





                                   PROSPECTUS




                             DWS VARIABLE SERIES II
                      (formerly Scudder Variable Series II)





                                 CLASS A SHARES







================================================================================

                        DWS Dreman High Return Equity VIP
               (formerly SVS Dreman High Return Equity Portfolio)


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.


The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.





                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

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Table of Contents



How the Portfolio Works                    Your Investment
                                           in the Portfolio

  3  DWS Dreman High Return Equity VIP     12  Buying and Selling Shares

  8  Other Policies and Risks              14  How the Portfolio Calculates
                                               Share Price
  8  Investment Advisor
                                           14  Distributions
  9  Portfolio Subadvisor
                                           14  Taxes



How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down and you could lose money by investing in the portfolio.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS Dreman High Return Equity VIP

(formerly SVS Dreman High Return Equity Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks to achieve a high rate of total return.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities. The portfolio focuses on stocks of large US companies that are similar in size to the companies in the S&P 500 Index (as of March 31, 2006, the S&P 500 Index had a median market capitalization of $11.74 billion) and that the portfolio managers believe are undervalued. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the portfolio can invest in stocks of any economic sector, at times it may emphasize the financial services sector or other sectors (in fact, it may invest more than 25% of total assets in a single sector).

The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth and income.

The managers assemble the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The managers may favor securities from different sectors and industries at different times, while still maintaining variety in terms of industries and companies represented.

The managers normally will sell a stock when it reaches a target price, its fundamental factors have changed or when other investments offer better opportunities.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

The portfolio may invest up to 20% of net assets in US dollar-denominated American Depository Receipts and in securities of foreign companies traded principally in securities markets outside the US.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may also use derivatives in circumstances where the portfolio believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Value Investing Risk. As with any investment strategy, the "value" strategy used in managing the portfolio's portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio may serve investors with long-term goals who are interested in a large-cap value portfolio that may focus on certain sectors of the economy.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

      -11.16      30.52       1.69      -18.03      32.04      13.95       7.92
--------------------------------------------------------------------------------
       1999        2000       2001       2002        2003       2004       2005
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 20.80%, Q2 2003                   Worst Quarter: -17.32%, Q3 2002

2006 Total Return as of March 31:  2.82%

Average Annual Total Returns (%) as of 12/31/2005

                         1 Year           5 Years              Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class A      7.92              6.24                     6.45
--------------------------------------------------------------------------------
Index                     4.91              0.54                     3.09
--------------------------------------------------------------------------------

Index: The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

*    Since 5/4/98. Index comparison begins 4/30/98.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                          Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.73%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.05
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    0.78
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares             $80            $249           $433           $966
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio's subadvisor is Dreman Value Management L.L.C. The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:


David N. Dreman                           F. James Hutchinson
Chairman and CIO of the subadvisor and    Managing Director of the subadvisor
Co-Manager of the portfolio.              and Co-Manager of the portfolio.
 o Began investment career in 1957.        o  Began investment career in 1986.
 o Joined the portfolio in 1998.           o  Joined the portfolio in 2002.
 o Founder and Chairman, Dreman Value      o  Prior to joining Dreman Value
   Management L.L.C. since 1977.              Management, L.L.C. in 2000,
                                              associated with The Bank of
                                              New York for over 30 years in
                                              both the corporate finance and
                                              trust/investment management
                                              areas, including President of The
                                              Bank of New York (NJ).

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Dreman High Return Equity VIP -- Class A

To Be Updated.

Years Ended December 31,             2005     2004     2003      2002     2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of      $12.65   $11.29   $ 8.76    $10.81   $10.77
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income (loss)^a     .24      .23      .20       .21      .19
--------------------------------------------------------------------------------
   Net realized and unrealized        .75     1.32     2.53     (2.13)    (.01)
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment              .99     1.55     2.73     (1.92)     .18
   operations
--------------------------------------------------------------------------------
Less distributions from:             (.23)    (.19)    (.20)     (.09)    (.14)
   Net investment income
--------------------------------------------------------------------------------
   Net realized gain on                --       --       --      (.04)      --
   investment transactions
--------------------------------------------------------------------------------
   Total distributions               (.23)    (.19)    (.20)     (.13)    (.14)
--------------------------------------------------------------------------------
Net asset value, end of period     $13.41   $12.65   $11.29    $ 8.76   $10.81
--------------------------------------------------------------------------------
Total Return (%)                     7.92    13.95    32.04    (18.03)    1.69
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period             785      747      672       510      443
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses (%)                 .78      .78      .79       .79      .82
--------------------------------------------------------------------------------
Ratio of net investment income (%)   1.84     1.96     2.14      2.21     1.78
--------------------------------------------------------------------------------
Portfolio turnover rate (%)            10        9       18        17       16
--------------------------------------------------------------------------------

^a    Based on average shares outstanding during the period.

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

o The advisor or subadvisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest.

The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Investment Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, or the subadvisor makes the portfolio's investment decisions, buy and sell securities for the portfolio and conduct research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM or the subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The portfolio's shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustees' approval of the portfolio's investment management agreement and subadvisory agreement (see "Shareholder reports" on the back cover).

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio's average daily net assets:


Portfolio Name                                       Fee Paid
--------------------------------------------------------------------------------
DWS Dreman High Return Equity VIP                     0.73%
--------------------------------------------------------------------------------

Portfolio Subadvisor

Dreman Value Management L.L.C., 520 East Cooper Avenue, Aspen, Colorado, is the subadvisor to DWS Dreman High Return Equity VIP and receives a fee for its services from DeIM. Founded in 1977, Dreman Value Management L.L.C. currently manages over $11 billion in assets. DeIM pays a fee to Dreman Value Management L.L.C. for acting as subadvisor to DWS Dreman High Return Equity VIP.

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

            DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

            Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

--------------------------------------------------------------------------------
Your Investment in the Portfolio


The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


Policies about transactions

The information in this prospectus applies to Class A shares of the portfolio. Class A shares are offered at net asset value. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of DWS Variable Series II (which includes the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, DWS Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the financial advisor's recommendation of the portfolio.

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and the insurance company may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio's shareholders.

o Currently, the Board of Trustees of DWS Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. To the extent that the portfolio invests in such securities, these risks may be more pronounced for certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage").

The portfolio discourages short-term and excessive trading. The portfolio will take steps to detect and deter short-term and excessive trading pursuant to the portfolio's policies as described in this prospectus and approved by the Board.

The portfolio's policies include:

o the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio; and

o the portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolio reserves the right to terminate a separate account's ability to invest in the portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. It is important to note that the advisor and the portfolio does not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the portfolio.

The portfolio's policies and procedures may be modified or terminated at any time.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio.

How the Portfolio Calculates Share Price

To calculate net asset value per share, or NAV, the portfolio uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
             --------------------------------------------  =  NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from their net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If the portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of the portfolio's share.

The discussion above is generally based on the assumption that shares of the portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

--------------------------------------------------------------------------------
To Get More Information


Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482 or contact DWS Scudder at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.


DWS Scudder Distributors, Inc.               SEC

222 South Riverside Plaza                    100 F Street, N.E.
Chicago, IL 60606-5808                       Washington, D.C. 20549-2001
(800) 778-1482                               (202) 551-5850

                                             www.sec.gov

                                             SEC File #
--------------------------------------------------------------------------------
DWS Variable Series II                       811-5002
--------------------------------------------------------------------------------

                                  MAY 1, 2006





                                   PROSPECTUS




                             DWS VARIABLE SERIES II
                      (formerly Scudder Variable Series II)





                                 CLASS A SHARES







================================================================================

                         DWS Dreman Small Cap Value VIP
                 (formerly SVS Dreman Small Cap Value Portfolio)


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.


The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.





                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------
Table of Contents



How the Portfolio Works                   Your Investment in the Portfolio

 3  DWS Dreman Small Cap Value VIP        12  Buying and Selling Shares

 8  Other Policies and Risks              14  How the Portfolio Calculates
                                              Share Price
 8  Investment Advisor
                                          14  Distributions
 9  Portfolio Subadvisor
                                          14  Taxes



How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down and you could lose money by investing in the portfolio.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS Dreman Small Cap Value VIP

(formerly SVS Dreman Small Cap Value Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small US companies, which the portfolio defines as companies that are similar in market value to those in the Russell 2000 Value Index (as of March 31, 2006, the Russell 2000 Value Index had a median market capitalization of $656 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

The portfolio managers begin their stock selection process by screening stocks of small companies with below market price-to-earnings (P/E) ratios. The managers then seek companies with a low price compared to the book value, cash flow and yield and analyze individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group, the managers then complete their fundamental analysis and make their buy decisions from a group of the most attractive stocks, drawing on analysis of economic outlooks for various industries. The managers may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities and issuers represented.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The managers will normally sell a stock when it no longer qualifies as a small company, when its P/E rises above that of the Index, its fundamentals change or other investments offer better opportunities.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 20% of net assets in foreign securities.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case the small company portion of the US stock market. When small company stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Value Investing Risk. As with any investment strategy, the "value" strategy used in managing the portfolio's portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Small Company Risk. To the extent that the portfolio invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price than the stocks of larger companies. A shortage of reliable information, typical with small company investing, can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. In addition, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell. Finally, the valuation of such securities often depends on future expectations.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio is designed for value-oriented investors who are interested in small-cap market exposure.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio, operated with a different investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio's current policies and advisory agreement had been in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

               21.73      -11.25      2.80        4.05      17.63      -11.43      42.15      26.03       10.25
-------------------------------------------------------------------------------------------------------------------
                1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 21.84%, Q2 2003                   Worst Quarter: -22.47%, Q3 1998

2006 Total Return as of March 31:  14.59%

Average Annual Total Returns (%) as of 12/31/2005

                         1 Year          5 Years                Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class A     10.25             15.53                       9.59
--------------------------------------------------------------------------------
Index                     4.71             13.55                      12.74
--------------------------------------------------------------------------------

Index: The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

*    Since 5/1/96. Index comparison begins 4/30/96.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.04
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    0.79
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $81            $252           $439           $978
--------------------------------------------------------------------------------



The Portfolio Managers

The portfolio's subadvisor is Dreman Value Management, L.L.C. The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:


David N. Dreman                           Nelson Woodward
Chairman and CIO of the subadvisor and    Managing Director of the subadvisor
Co-Manager of the portfolio.              and Co-Manager of the portfolio.
 o Began investment career in 1957.        o Began investment career in 1957.
 o Joined the portfolio in 2002.           o Joined the portfolio in 2002.
 o Founder and Chairman, Dreman Value
   Management, L.L.C. since 1977.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio and operated with a different goal and investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio's current policies and advisory agreement had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Dreman Small Cap Value VIP -- Class A

Years Ended December 31,            2005     2004     2003      2002     2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $20.05   $16.06   $11.66    $13.21   $11.23
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income (loss)^a    .19      .17      .19       .17      .09
--------------------------------------------------------------------------------
   Net realized and unrealized      1.67     3.98     4.55     (1.67)    1.89
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment            1.86     4.15     4.74     (1.50)    1.98
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income            (.15)    (.16)    (.15)     (.05)      --
--------------------------------------------------------------------------------
   Net realized gain on            (1.78)      --    ( .19)       --       --
   investment transactions
--------------------------------------------------------------------------------
   Total distributions             (1.93)    (.16)    (.34)     (.05)      --
--------------------------------------------------------------------------------
Net asset value, end of period    $19.98   $20.05   $16.06    $11.66   $13.21
--------------------------------------------------------------------------------
Total Return (%)                   10.25    26.03    42.15    (11.43)   17.63
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period            493      467      354       250      194
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses (%)                .79      .79      .80       .81      .79
--------------------------------------------------------------------------------
Ratio of net investment income (%)   .96      .96     1.46      1.28      .77
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           61       73       71        86       57
--------------------------------------------------------------------------------

^a    Based on average shares outstanding during the period.

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

o The advisor or subadvisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest.

The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Investment Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, or the subadvisor makes the portfolio's investment decisions, buy and sell securities for the portfolio and conduct research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM or the subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The portfolio's shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustees' approval of the portfolio's investment management agreement and subadvisory agreement (see "Shareholder reports" on the back cover).

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio's average daily net assets:


Portfolio Name                                       Fee Paid
--------------------------------------------------------------------------------
DWS Dreman Small Cap Value VIP                        0.75%
--------------------------------------------------------------------------------

Portfolio Subadvisor

Dreman Value Management L.L.C., 520 East Cooper Avenue, Aspen, Colorado, is the subadvisor to DWS Dreman Small Cap Value VIP and receives a fee for its services from DeIM. Founded in 1977, Dreman Value Management L.L.C. currently manages over $11 billion in assets. DeIM pays a fee to Dreman Value Management L.L.C. for acting as subadvisor to the portfolio.

Market timing related regulatory and litigation matters Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

            DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

            Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_ settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

--------------------------------------------------------------------------------
Your Investment in the Portfolio


The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


Policies about transactions

The information in this prospectus applies to Class A shares of the portfolio. Class A shares are offered at net asset value. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of DWS Variable Series II (which includes the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, DWS Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the financial advisor's recommendation of the portfolio.

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and the insurance company may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio's shareholders.

o Currently, the Board of Trustees of DWS Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. To the extent that the portfolio invests in such securities, these risks may be more pronounced for certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage").

The portfolio discourages short-term and excessive trading. The portfolio will take steps to detect and deter short-term and excessive trading pursuant to the portfolio's policies as described in this prospectus and approved by the Board.

The portfolio's policies include:

o the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio; and

o the portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolio reserves the right to terminate a separate account's ability to invest in the portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. It is important to note that the advisor and the portfolio does not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the portfolio.

The portfolio's policies and procedures may be modified or terminated at any time.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio.

How the Portfolio Calculates Share Price

To calculate net asset value per share, or NAV, the portfolio uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
             --------------------------------------------  =  NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from their net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.


Taxes
The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59(1)/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If the portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of the portfolio's share.

The discussion above is generally based on the assumption that shares of the portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

--------------------------------------------------------------------------------
To Get More Information


Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482 or contact DWS Scudder at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.


DWS Scudder Distributors, Inc.               SEC

222 South Riverside Plaza                    100 F Street, N.E.
Chicago, IL 60606-5808                       Washington, D.C. 20549-2001
(800) 778-1482                               (202) 551-5850

                                             www.sec.gov





                                             SEC File #
--------------------------------------------------------------------------------
DWS Variable Series II                       811-5002
--------------------------------------------------------------------------------

                                   MAY 1, 2006





                                   PROSPECTUS




                             DWS VARIABLE SERIES II
                      (formerly Scudder Variable Series II)





                                 CLASS A SHARES







================================================================================

                             DWS Global Thematic VIP
                  (formerly Scudder Global Blue Chip Portfolio)


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.


The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.





                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------
Table of Contents



How the Portfolio Works                    Your Investment in the Portfolio

  3  DWS Global Thematic VIP               12  Buying and Selling Shares

  8  Other Policies and Risks              14  How the Portfolio Calculates
                                               Share Price
  8  Investment Advisor
                                           14  Distributions

                                           15  Taxes



How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down and you could lose money by investing in the portfolio.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS Global Thematic VIP

(formerly Scudder Global Blue Chip Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital growth.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of companies throughout the world that the portfolio manager considers to be "blue chip" companies. Blue chip companies are large, well known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industries and strong management.

In seeking investment opportunities, the portfolio manager views the globe as a single integrated marketplace, examining all regions and countries. The manager seeks to identify global trends -- or themes -- that can help identify stocks that may benefit over the long term. Using these themes as a guide, the manager then builds the portfolio from the bottom up, choosing what he believes are the best companies, regardless of geographic boundaries.

The manager may favor securities from different companies and industries at different times, while still maintaining variety in terms of the companies and industries represented.

The portfolio normally will sell a stock when the manager believes it has reached its fair value, when its fundamental factors have changed or when adjusting its exposure to a given country or industry.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% policy.

Other Investments

While most of the portfolio's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The portfolio may also invest up to 5% of total assets in junk bonds, (i.e., grade BB/Ba and below). Compared to investment grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case US and foreign stock markets. When US and foreign stock prices fall, especially prices of large company stocks, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Another factor that could affect performance is:

o the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different securities, geographical trends or other matters.

If you are interested in large-cap stocks and want to look beyond US markets, this portfolio may be appropriate for you.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

    26.70      -3.36      -15.48     -15.77      29.13      14.76       22.94
--------------------------------------------------------------------------------
    1999        2000       2001       2002        2003       2004       2005
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 18.36%, Q4 1999                   Worst Quarter: -16.17%, Q3 2002

2006 Total Return as of March 31:  13.15%

Average Annual Total Returns (%) as of 12/31/2005

                          1 Year           5 Years              Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class A       22.94             5.34                     5.94
--------------------------------------------------------------------------------
Index                       9.49             2.18                     3.50
--------------------------------------------------------------------------------

Index: The MSCI World Index is an unmanaged capitalization-weighted measure of stock markets around the world, including North America, Europe, Australia and Asia.

*    Since 5/5/98. Index comparison begins 4/30/98.

Total returns would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     1.00%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                    None
--------------------------------------------------------------------------------
Other Expenses                                                     0.41
--------------------------------------------------------------------------------
Total Annual Operating Expenses(1)                                 1.41
--------------------------------------------------------------------------------

(1) Pursuant to their respective agreements with DWS Variable Series II, the advisor, the underwriter and the accounting agent have agreed, through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of DWS Global Thematic VIP to 1.04%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $144           $446           $771          $1,691
--------------------------------------------------------------------------------

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

Oliver Kratz
Managing Director of Deutsche Asset
Management and Lead Portfolio Manager
of the portfolio.
 o Joined Deutsche Asset Management in 1996 and the portfolio in 2003.
 o Head of global portfolio selection team for Alpha Emerging Markets Equity:
   New York.
 o Prior to that, two years of experience at Merrill Lynch, Brown Brothers Harriman and McKinsey & Co.; authored Frontier Emerging Markets Securities Price Behavior and Valuation; Kluwers Academic Publishers, 1999.
 o BA, Tufts University and Karlova University; MALD and Ph.D, The Fletcher School, administered jointly by Harvard University and Tufts University.

The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Global Thematic VIP -- Class A

To Be Updated.

Years Ended December 31,             2005     2004     2003      2002     2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of      $11.78   $10.39   $ 8.08    $ 9.64   $11.81
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income (loss)^a     .12      .04      .09       .07      .08
--------------------------------------------------------------------------------
   Net realized and unrealized       2.58     1.48     2.25     (1.57)   (1.90)
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment             2.70     1.52     2.34     (1.50)   (1.82)
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income             (.04)    (.13)    (.03)     (.06)      --
--------------------------------------------------------------------------------
   Net realized gain on                --       --       --        --     (.35)
   investment transactions
--------------------------------------------------------------------------------
   Total distributions               (.04)    (.13)    (.03)     (.06)    (.35)
--------------------------------------------------------------------------------
Net asset value, end of period     $14.44   $11.78   $10.39    $ 8.08   $ 9.64
--------------------------------------------------------------------------------
Total Return (%)                    22.94^b  14.76    29.13^b  (15.77)  (15.48)
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period              85       63       55        43       44
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense     1.41     1.44     1.48      1.32     1.24
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense      1.28     1.43     1.17      1.32     1.24
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income (%)    .98      .38     1.02       .79      .76
--------------------------------------------------------------------------------
Portfolio turnover rate (%)            95       81       65        41       52
--------------------------------------------------------------------------------

^a    Based on average shares outstanding during the period.

^b    Total return would have been lower had certain expenses not been reduced.

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

o The advisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio may use the higher rating. If a security's credit quality falls, the advisor will determine whether selling it would be in the portfolio's best interest.

The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Investment Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, or the subadvisor makes the portfolio's investment decisions, buy and sell securities for the portfolio and conduct research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The portfolio's shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustees' approval of the portfolio's investment management agreement (see "Shareholder reports" on the back cover).

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio's average daily net assets:


Portfolio Name                                       Fee Paid
--------------------------------------------------------------------------------
DWS Global Thematic VIP*                              0.87%
--------------------------------------------------------------------------------

* Reflecting the effect of expense limitations and/or fee waivers then in effect.

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

            DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

            Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

--------------------------------------------------------------------------------
Your Investment in the Portfolio


The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


Policies about transactions

The information in this prospectus applies to Class A shares of the portfolio. Class A shares are offered at net asset value. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of DWS Variable Series II (which includes the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, DWS Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the financial advisor's recommendation of the portfolio.

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and the insurance company may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio's shareholders.

o Currently, the Board of Trustees of DWS Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. To the extent that the portfolio invests in such securities, these risks may be more pronounced for certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage").

The portfolio discourages short-term and excessive trading. The portfolio will take steps to detect and deter short-term and excessive trading pursuant to the portfolio's policies as described in this prospectus and approved by the Board.

The portfolio's policies include:

o the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio; and

o the portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolio reserves the right to terminate a separate account's ability to invest in the portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. It is important to note that the advisor and the portfolio does not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the portfolio.
The portfolio's policies and procedures may be modified or terminated at any time.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio.

How the Portfolio Calculates Share Price

To calculate net asset value per share, or NAV, the portfolio uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
             --------------------------------------------  =  NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from their net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If the portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of the portfolio's share.

The discussion above is generally based on the assumption that shares of the portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

--------------------------------------------------------------------------------
To Get More Information


Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482 or contact DWS Scudder at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.


DWS Scudder Distributors, Inc.               SEC

222 South Riverside Plaza                    100 F Street, N.E.
Chicago, IL 60606-5808                       Washington, D.C. 20549-2001
(800) 778-1482                               (202) 551-5850

                                             www.sec.gov

                                             SEC File #
--------------------------------------------------------------------------------
DWS Variable Series II                       811-5002
--------------------------------------------------------------------------------

                                  MAY 1, 2006





                                   PROSPECTUS




                             DWS VARIABLE SERIES II
                      (formerly Scudder Variable Series II)





                                 CLASS A SHARES







================================================================================

                     DWS Government & Agency Securities VIP
           (formerly Scudder Government & Agency Securities Portfolio)


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.


The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.





                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------
Table of Contents



How the Portfolio Works                   Your Investment in the Portfolio

 3  DWS Government & Agency               12  Buying and Selling Shares
    Securities VIP
                                          14  How the Portfolio Calculates
 8  Other Policies and Risks                  Share Price

 8  Investment Advisor                    14  Distributions

                                          15  Taxes



How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down and you could lose money by investing in the portfolio.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS Government & Agency Securities VIP

(formerly Scudder Government & Agency Securities Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks high current income consistent with preservation of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities. US government-related debt instruments in which the portfolio may invest include:

o  direct obligations of the US Treasury;

o securities such as Ginnie Maes which are mortgage-backed securities issued and guaranteed by the Government National Mortgage Association (GNMA) and supported by the full faith and credit of the United States; and

o securities issued or guaranteed, as to their payment of principal and interest, by US government agencies or government sponsored entities, some of which may be supported only by the credit of the issuer.

The portfolio normally invests all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities, except the portfolio may invest up to 10% of its net assets in cash equivalents, such as money market funds, and short-term bond funds. These securities may not be issued or guaranteed by the US government, its agencies or instrumentalities. The portfolio may use derivative instruments as described in "Other Investments."

In deciding which types of government bonds to buy and sell, the portfolio manager first considers the relative attractiveness of Treasuries compared to other US government and agency securities and determine allocations for each. His decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, the manager reviews each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use specialized analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

The manager may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on his outlook for interest rates.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Credit Quality Policies

This portfolio normally invests substantially all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.

Other Investments

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio focuses its investments on mortgage-related securities, it is more vulnerable to both of these risks.

Agency Risk. Some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality while other government securities have an additional line of credit with the US Treasury. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. The full faith and credit guarantee of the US government doesn't protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Another factor that could affect performance is:

o the manager could be incorrect in his analysis of economic trends, the relative attractiveness of different securities or other matters.

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by US government securities.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

    2.56        8.96       7.03       0.68       10.93       7.48       8.05        2.26       3.75       2.57
-------------------------------------------------------------------------------------------------------------------
    1996        1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 4.13%, Q3 2001                    Worst Quarter: -1.99%, Q1 1996

2006 Total Return as of March 31: -0.16%

Average Annual Total Returns (%) as of 12/31/2005

                      1 Year             5 Years                     10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A    2.57               4.80                        5.38
--------------------------------------------------------------------------------
Index                   3.21               5.43                        6.19
--------------------------------------------------------------------------------

Index: The Lehman Brothers GNMA Index is an unmanaged market value-weighted measure of all fixed rate securities backed by mortgage pools of the Government National Mortgage Association.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.55%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.08
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    0.63
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares          $64            $202           $351           $786
--------------------------------------------------------------------------------

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

William Chepolis, CFA
Managing Director of Deutsche Asset
Management
and Portfolio Manager of the portfolio.
 o Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.
 o Senior Portfolio Manager for Mortgage Backed Securities: New York.
 o Joined the portfolio in 2002.
 o BIS, University of Minnesota.

The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Government & Agency Securities VIP -- Class A

To Be Updated.

Years Ended December 31,            2005     2004     2003      2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $12.55   $12.54   $12.84    $12.32   $11.96
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income^b           .51      .44      .31       .62      .61
--------------------------------------------------------------------------------
   Net realized and unrealized      (.20)     .03     (.04)      .35      .25
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment             .31      .47      .27       .97      .86
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income            (.50)    (.35)    (.35)     (.45)    (.50)
--------------------------------------------------------------------------------
   Net realized gain on             (.10)    (.11)    (.22)       --       --
   investment transactions
--------------------------------------------------------------------------------
   Total distributions              (.60)    (.46)    (.57)     (.45)    (.50)
--------------------------------------------------------------------------------
Net asset value, end of period    $12.26   $12.55   $12.54    $12.84   $12.32
--------------------------------------------------------------------------------
Total Return (%)                    2.57^e   3.75^d   2.26      8.05     7.48
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period            243      280      347       551      305
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses (%)                .63      .61      .61       .59      .60
--------------------------------------------------------------------------------
Ratio of net investment income (%)  4.17     3.59     2.50      4.96     5.06
--------------------------------------------------------------------------------
Portfolio turnover rate (%)          191^c    226^c    511^c     534^c    334
--------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities.

^b    Based on average shares outstanding during the period.

^c The portfolio turnover rate including mortgage dollar roll transactions was 325%, 391%, 536% and 651% for the periods ended December 31, 2005, December 31, 2004, December 31, 2003 and December 31, 2002, respectively.

^d Reimbursement of $2,420 due to disposal of investments in violation of restrictions had no effect on total return.

^e Reimbursement of $234 due to disposal of investments in violation of restrictions had no effect on total return.

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

o The advisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio may use the higher rating. If a security's credit quality falls, the advisor will determine whether selling it would be in the portfolio's best interest.

The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Investment Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The portfolio's shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustees' approval of the portfolio's investment management agreement (see "Shareholder reports" on the back cover).

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio's average daily net assets:


Portfolio Name                                       Fee Paid
--------------------------------------------------------------------------------
DWS Government & Agency Securities VIP                0.55%
--------------------------------------------------------------------------------

Market timing related regulatory and litigation matters Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

            DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

            Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_ settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

--------------------------------------------------------------------------------
Your Investment in the Portfolio


The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


Policies about transactions

The information in this prospectus applies to Class A shares of the portfolio. Class A shares are offered at net asset value. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of DWS Variable Series II (which includes the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, DWS Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the financial advisor's recommendation of the portfolio.

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and the insurance company may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio's shareholders.

o Currently, the Board of Trustees of DWS Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. To the extent that the portfolio invests in such securities, these risks may be more pronounced for certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage").

The portfolio discourages short-term and excessive trading. The portfolio will take steps to detect and deter short-term and excessive trading pursuant to the portfolio's policies as described in this prospectus and approved by the Board.

The portfolio's policies include:

o the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio; and

o the portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolio reserves the right to terminate a separate account's ability to invest in the portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. It is important to note that the advisor and the portfolio does not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the portfolio.
The portfolio's policies and procedures may be modified or terminated at any time.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio.

How the Portfolio Calculates Share Price

To calculate net asset value per share, or NAV, the portfolio uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
             --------------------------------------------  =  NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If the portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of the portfolio's share.

The discussion above is generally based on the assumption that shares of the portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

--------------------------------------------------------------------------------
To Get More Information


Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482 or contact DWS Scudder at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.


DWS Scudder Distributors, Inc.               SEC

222 South Riverside Plaza                    100 F Street, N.E.
Chicago, IL 60606-5808                       Washington, D.C. 20549-2001
(800) 778-1482                               (202) 551-5850

                                             www.sec.gov





                                             SEC File #
--------------------------------------------------------------------------------
DWS Variable Series II                       811-5002
--------------------------------------------------------------------------------

                                  MAY 1, 2006





                                   PROSPECTUS




                             DWS VARIABLE SERIES II
                      (formerly Scudder Variable Series II)





                                 CLASS A SHARES







================================================================================

                               DWS High Income VIP
                    (formerly Scudder High Income Portfolio)


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.


The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.





                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------
Table of Contents



How the Portfolio Works                   Your Investment in the Portfolio

 3  DWS High Income VIP                   13  Buying and Selling Shares

 9  Other Policies and Risks              15  How the Portfolio Calculates
                                              Share Price
 9  Investment Advisor
                                          15  Distributions

                                          16  Taxes



How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down and you could lose money by investing in the portfolio.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS High Income VIP

(formerly Scudder High Income Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks to provide a high level of current income.

Under normal circumstances, this portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields, have higher volatility and higher risk of default on payments of interest or principal. The portfolio may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers.

The portfolio manager focuses on cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. The manager uses an active process which emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment-grade fixed income securities (junk bonds).

The investment process involves using primarily a "bottom-up" approach by using relative value and fundamental analysis to select the best securities within each industry, and a top-down approach to assess the overall risk and return in the market and which considers macro trends in the economy. To select securities or investments, the portfolio manager:

o analyzes economic conditions for improving or undervalued sectors and industries;

o uses independent credit research and on-site management visits to evaluate individual issuers' debt service, growth rate, and both downgrade and upgrade potential;

o  assesses new issues versus secondary market opportunities; and

o seeks issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.

Portfolio Maturity. The portfolio manager intends to maintain a dollar-weighted effective average portfolio maturity of seven to ten years. The portfolio's average portfolio maturity may vary and may be shortened by certain of the portfolio's securities which have floating or variable interest rates or include put features that provide the portfolio the right to sell the security at face value prior to maturity. Subject to its portfolio maturity policy, the portfolio may purchase individual securities with any stated maturity.

The dollar-weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to, prepayment patterns, call dates and put features. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Other Investments

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Another factor that could affect performance is:

o the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different securities, geographical trends or other matters.

Investors who seek high current income and can accept risk of loss of principal may be interested in this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


   14.06       11.61       1.45       2.15       -8.68       2.63       -0.30      24.62      12.42       3.89
-------------------------------------------------------------------------------------------------------------------
    1996        1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 8.59%, Q2 2003                    Worst Quarter: -6.66%, Q3 1998

2006 Total Return as of March 31: 2.43%

Average Annual Total Returns (%) as of 12/31/2005

                         1 Year            5 Years            10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A     3.89                8.29                6.02
--------------------------------------------------------------------------------
Index                    2.26                9.83                7.13
--------------------------------------------------------------------------------

Index: The Credit Suisse High Yield Index is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield market.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                        Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.60%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.10
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    0.70
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares               $72            $224           $390           $871
--------------------------------------------------------------------------------


The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

  Andrew P. Cestone
  Managing Director of Deutsche Asset Management and
  Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1998 and the portfolio in 2002.
   o Head of High Yield.
   o Previous experience includes five years as an investment analyst at Phoenix Investment Partners and as a credit officer in the asset-based lending group at Fleet Financial Group.
   o BA, University of Vermont.

The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS High Income VIP -- Class A

Years Ended December 31,            2005     2004     2003      2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $ 8.78   $ 8.43   $ 7.40    $ 8.13   $ 9.16
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income^b           .68      .67      .67       .75      .84
--------------------------------------------------------------------------------
   Net realized and unrealized      (.38)     .31     1.03      (.74)    (.59)
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment             .30      .98     1.70       .01      .25
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income            (.85)    (.63)    (.67)     (.74)   (1.28)
--------------------------------------------------------------------------------
Net asset value, end of period    $ 8.23   $ 8.78   $ 8.43    $ 7.40   $ 8.13
--------------------------------------------------------------------------------
Total Return (%)                    3.89    12.42    24.62      (.30)    2.63
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period            344      393      413       329      335
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses (%)                .70      .66      .67       .66      .70
--------------------------------------------------------------------------------
Ratio of net investment income (%)  8.27     8.11     8.62     10.07     9.89
--------------------------------------------------------------------------------
Portfolio turnover rate (%)          100      162      165       138       77
--------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities.

^b   Based on average shares outstanding during the period.

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

o The advisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio may use the higher rating. If a security's credit quality falls, the advisor will determine whether selling it would be in the portfolio's best interest.

The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Investment Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, or the subadvisor makes the portfolio's investment decisions, buy and sell securities for the portfolio and conduct research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The portfolio's shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustees' approval of the portfolio's investment management agreement (see "Shareholder reports" on the back cover).

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio's average daily net assets:


Portfolio Name                                      Fee Paid
--------------------------------------------------------------------------------
DWS High Income VIP                                   0.60%
--------------------------------------------------------------------------------

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

            DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

            Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_ settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

--------------------------------------------------------------------------------
Your Investment in the Portfolio


The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


Policies about transactions

The information in this prospectus applies to Class A shares of the portfolio. Class A shares are offered at net asset value. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of DWS Variable Series II (which includes the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, DWS Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the financial advisor's recommendation of the portfolio.

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and the insurance company may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio's shareholders.

o Currently, the Board of Trustees of DWS Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. To the extent that the portfolio invests in such securities, these risks may be more pronounced for certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage").

The portfolio discourages short-term and excessive trading. The portfolio will take steps to detect and deter short-term and excessive trading pursuant to the portfolio's policies as described in this prospectus and approved by the Board.

The portfolio's policies include:

o the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio; and

o the portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolio reserves the right to terminate a separate account's ability to invest in the portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. It is important to note that the advisor and the portfolio does not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the portfolio.

The portfolio's policies and procedures may be modified or terminated at any time.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio.

How the Portfolio Calculates Share Price

To calculate net asset value per share, or NAV, the portfolio uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
             --------------------------------------------  =  NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from their net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59(1)/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If the portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of the portfolio's share.

The discussion above is generally based on the assumption that shares of the portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

                                    This page
                                  intentionally
                                   left blank.

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--------------------------------------------------------------------------------

To Get More Information


Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482 or contact DWS Scudder at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.


DWS Scudder Distributors, Inc.               SEC

222 South Riverside Plaza                    100 F Street, N.E.
Chicago, IL 60606-5808                       Washington, D.C. 20549-2001
(800) 778-1482                               (202) 551-5850

                                             www.sec.gov

                                             SEC File #
--------------------------------------------------------------------------------
DWS Variable Series II                       811-5002
--------------------------------------------------------------------------------

                                  MAY 1, 2006





                                   PROSPECTUS




                             DWS VARIABLE SERIES II
                      (formerly Scudder Variable Series II)





                                 CLASS A SHARES







================================================================================

                       DWS International Select Equity VIP
            (formerly Scudder International Select Equity Portfolio)


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.


The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.





                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------
Table of Contents



How the Portfolio Works                         Your Investment in the Portfolio

 3  DWS International Select Equity VIP         12  Buying and Selling Shares

 8  Other Policies and Risks                    14  How the Portfolio Calculates
                                                    Share Price
 8  Investment Advisor
                                                14  Distributions

                                                15  Taxes



How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down and you could lose money by investing in the portfolio.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS International Select Equity VIP

(formerly Scudder International Select Equity Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities and other securities with equity characteristics.

The portfolio primarily invests in the countries that make up the MSCI EAFE(R) Index. The MSCI EAFE(R) Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. At least 50% of the portfolio's assets will be invested in securities that are represented in the MSCI EAFE(R) Index. However, the portfolio may invest up to 50% of its total assets in non-Index securities of companies located in the countries that make up the Index. Under normal market conditions, the portfolio invests in securities of issuers with a minimum market capitalization of $500 million.

The portfolio manager seeks to identify a focused list of approximately 35 to 50 companies that offer, in his opinion, the greatest upside potential on a rolling 12-month view. The portfolio manager uses an entirely bottom-up approach, with no active allocation among countries, regions or industries.

The portfolio manager's process begins with a broad universe of equity securities of issuers located in the countries that make up the MSCI EAFE(R) Index. The universe includes all securities in the Index and a large number of securities not included in the Index but whose issuers are located in the countries that make up the Index.

Teams of analysts worldwide screen the companies in the universe to identify those with high and sustainable return on capital and long-term prospects for growth. The portfolio manager focuses on companies with real cash flow on investment rather than published earnings. The research teams rely on information gleaned from a variety of sources and perspectives, including broad trends such as lifestyle and technological changes, industry cycles and regulatory changes, quantitative screening and individual company analysis.

Based on this fundamental research, the portfolio manager sets a target price objective (the portfolio manager's opinion of the intrinsic value of the security) for each security and rank the securities based on these target price objectives. The portfolio manager applies a strict buy and sell strategy. The top 35 to 50 stocks in the ranking are purchased for the portfolio. Stocks are sold when they meet their target price objectives or when the portfolio manager revises price objectives downward. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

The portfolio may also invest up to 20% of its assets in cash equivalents, US investment grade fixed income securities and US stocks and other equities. The portfolio may invest a portion of its assets in companies located in countries with emerging markets. These countries are generally located in Latin America, the Middle East, Eastern Europe, Asia and Africa. Typically, the portfolio will not hold more than 15% of its net assets in emerging markets.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio manager may use these and other types of derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, and the portfolio may not be able to get attractive prices for them.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the manager's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Futures and Options. Although not one of its principal investment strategies, the portfolio may invest in futures and options, which are types of derivatives. Risks associated with derivatives include:

o the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

o derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

o the risk that the portfolio cannot sell the derivative because of an illiquid secondary market; and

o futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

This portfolio may appeal to investors who are seeking high capital appreciation and are willing to accept the risks of investing in the stocks of foreign companies.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy than the portfolio or Scudder International Research Portfolio. Performance would have been different if the portfolio's current policies had been in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

   16.49        9.46      10.02       45.71      -20.49     -24.43     -13.48      29.83      18.25       14.51
-------------------------------------------------------------------------------------------------------------------
    1996        1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 31.03%, Q4 1999                   Worst Quarter: -17.32%, Q3 1998

2006 Total Return as of March 31: 11.48%

Average Annual Total Returns (%) as of 12/31/2005

                                 1 Year           5 Years        10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A             14.51            2.82            6.45
--------------------------------------------------------------------------------
Index 1                          16.41            6.40            6.38
--------------------------------------------------------------------------------
Index 2                          13.54            4.55            5.84
--------------------------------------------------------------------------------

Index 1: The MSCI EAFE + EMF Index (Morgan Stanley Capital International Europe, Australasia, Far East and Emerging Market Free Index) is an unmanaged index generally accepted as a benchmark for performance of major overseas markets, plus emerging markets.

Index 2: The MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia, Far East Index) is a generally accepted benchmark for performance of major overseas markets.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.12
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    0.87
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual portfolios. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares             $89            $278           $482          $1,073
--------------------------------------------------------------------------------

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

  Matthias Knerr, CFA
  Director, Deutsche Asset Management and Portfolio
  Manager of the portfolio.
  o Joined Deutsche Asset Management in 1995 and the portfolio in 2004.
  o Portfolio manager for EAFE Equities and Global
    Equities.
  o BS, Pennsylvania State University.

The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy than the portfolio or Scudder International Research Portfolio. Performance would have been different if the portfolio's current policies had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS International Select Equity VIP -- Class A

Years Ended December 31,            2005     2004     2003      2002     2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $11.91   $10.18   $ 7.96    $ 9.24   $14.73
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income (loss)^a    .20      .17      .10       .12      .05
--------------------------------------------------------------------------------
   Net realized and unrealized      1.48     1.67     2.23     (1.36)   (3.46)
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment            1.68     1.84     2.33     (1.24)   (3.41)
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income            (.34)    (.11)    (.11)     (.04)    (.10)
--------------------------------------------------------------------------------
   Net realized gain on               --       --       --        --    (1.98)
   investment transactions
--------------------------------------------------------------------------------
   Total distributions              (.34)    (.11)    (.11)     (.04)   (2.08)
--------------------------------------------------------------------------------
Net asset value, end of period    $13.25   $11.91   $10.18    $ 7.96   $ 9.24
--------------------------------------------------------------------------------
Total Return (%)                   14.51    18.25    29.83    (13.48)  (24.43)
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period            196      184      147       120      121
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses (%)                .87      .89      .94       .85      .92
--------------------------------------------------------------------------------
Ratio of net investment income (%)  1.59     1.58     1.17      1.46      .44
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           93       88      139       190      145
--------------------------------------------------------------------------------

^a    Based on average shares outstanding during the period.

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

o The advisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio may use the higher rating. If a security's credit quality falls, the advisor will determine whether selling it would be in the portfolio's best interest.

The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Investment Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, or the subadvisor makes the portfolio's investment decisions, buy and sell securities for the portfolio and conduct research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The portfolio's shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustees' approval of the portfolio's investment management agreement (see "Shareholder reports" on the back cover).

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio's average daily net assets:


Portfolio Name                                      Fee Paid
--------------------------------------------------------------------------------
DWS International Select Equity VIP                   0.75%
--------------------------------------------------------------------------------

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

            DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

            Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_ settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

--------------------------------------------------------------------------------
Your Investment in the Portfolio

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


Policies about transactions

The information in this prospectus applies to Class A shares of the portfolio. Class A shares are offered at net asset value. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of DWS Variable Series II (which includes the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, DWS Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the financial advisor's recommendation of the portfolio.

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and the insurance company may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio's shareholders.

o Currently, the Board of Trustees of DWS Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. To the extent that the portfolio invests in such securities, these risks may be more pronounced for certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage").

The portfolio discourages short-term and excessive trading. The portfolio will take steps to detect and deter short-term and excessive trading pursuant to the portfolio's policies as described in this prospectus and approved by the Board.

The portfolio's policies include:

o the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio; and

o the portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolio reserves the right to terminate a separate account's ability to invest in the portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. It is important to note that the advisor and the portfolio does not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the portfolio.
The portfolio's policies and procedures may be modified or terminated at any time.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio.

How the Portfolio Calculates Share Price

To calculate net asset value per share, or NAV, the portfolio uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
             --------------------------------------------  =  NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from their net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If the portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of the portfolio's share.

The discussion above is generally based on the assumption that shares of the portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

--------------------------------------------------------------------------------
To Get More Information


Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482 or contact DWS Scudder at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.


DWS Scudder Distributors, Inc.               SEC

222 South Riverside Plaza                    100 F Street, N.E.
Chicago, IL 60606-5808                       Washington, D.C. 20549-2001
(800) 778-1482                               (202) 551-5850

                                             www.sec.gov

                                             SEC File #
--------------------------------------------------------------------------------
DWS Variable Series II                       811-5002
--------------------------------------------------------------------------------

                                  MAY 1, 2006





                                   PROSPECTUS




                             DWS VARIABLE SERIES II
                      (formerly Scudder Variable Series II)





                                 CLASS A SHARES







================================================================================

                             DWS Large Cap Value VIP
                  (formerly Scudder Large Cap Value Portfolio)



This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.


The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.





                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------
Table of Contents



How the Portfolio Works                   Your Investment in the Portfolio

 3  DWS Large Cap Value VIP               12  Buying and Selling Shares

 8  Other Policies and Risks              14  How the Portfolio Calculates
                                              Share Price
 8  Investment Advisor
                                          14  Distributions

                                          15  Taxes



How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down and you could lose money by investing in the portfolio.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS Large Cap Value VIP

(formerly Scudder Large Cap Value Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks to achieve a high rate of total return. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000 Value Index (as of March 31, 2006, the Russell 1000 Value Index had a median market capitalization of $5.12 billion) and that the portfolio managers believe are undervalued. These are typically companies that have been sound historically but are temporarily out of favor. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the portfolio can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize the financial services sector or other sectors. In fact, it may invest more than 25% of total assets in a single sector.

The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

The managers assemble the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The managers may favor securities from different sectors and industries at different times while still maintaining variety in terms of the sectors and industries represented.

The managers will normally sell a stock when the managers believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the portfolio's emphasis on a given industry.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

The portfolio may invest up to 20% of total assets in foreign securities. The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. At times, large company stocks may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Value Investing Risk. As with any investment strategy, the "value" strategy used in managing the portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors seeking to diversify a growth-oriented portfolio or add a core holding to a value-oriented portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

               30.38      19.26      -10.21      16.13       1.87      -14.98      32.60      10.07       1.97
-------------------------------------------------------------------------------------------------------------------
                1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 18.86%, Q2 2003                   Worst Quarter: -19.06%, Q3 2002

2006 Total Return as of March 31: 4.36%


Average Annual Total Returns (%) as of 12/31/2005

                          1 Year           5 Years              Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class A       1.97             5.21                    9.73
--------------------------------------------------------------------------------
Index                      7.05             5.28                   10.67
--------------------------------------------------------------------------------

Index: The Russell 1000 Value Index is an unmanaged index which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

*    Since 5/1/96. Index comparison begins 4/30/96.

Total returns would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.05
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    0.80
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares             $82            $255           $444           $990
--------------------------------------------------------------------------------


The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Thomas F. Sassi                           Steve Scrudato, CFA
Managing Director of Deutsche Asset       Director of Deutsche Asset
Management and Lead Portfolio Manager     Management and Portfolio
of the portfolio.                         Manager of the portfolio.
 o Joined Deutsche Asset Management        o Joined Deutsche Asset Management
   in 1996 and the portfolio in 1997.        in 2000 as a portfolio
 o Over 33 years of investment               specialist, Large Cap Value: New
   industry experience.                      York.
 o BBA, MBA, Hofstra University.           o Prior to that, 11 years of
                                             experience as a product
                                             specialist and client service
                                             executive at Dreyfus Investment
                                             Advisors and various investment
                                             consulting and manager research
                                             positions at Diversified
                                             Investment Advisors and
                                             PaineWebber.
                                           o Joined the portfolio in 2004.
                                           o BA, Moravian College.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Large Cap Value VIP -- Class A

Years Ended December 31,             2005     2004     2003     2002     2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of      $15.79   $14.57   $11.24   $13.40   $13.40
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income (loss)^a     .26      .27      .24      .23      .23
--------------------------------------------------------------------------------
   Net realized and unrealized        .04     1.18     3.33    (2.20)     .01
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment              .30     1.45     3.57    (1.97)     .24
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income             (.28)    (.23)    (.24)    (.19)    (.24)
--------------------------------------------------------------------------------
Net asset value, end of period     $15.81   $15.79   $14.57   $11.24   $13.40
--------------------------------------------------------------------------------
Total Return (%)                     1.97^b  10.07    32.60   (14.98)    1.87
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period             268      274      263      215      257
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense      .80      .80      .80      .79      .79
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense       .80      .80      .80      .79      .79
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income       1.64     1.84     1.94     1.84     1.75
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)            64       40       58       84       72
--------------------------------------------------------------------------------

^a    Based on average shares outstanding during the period.

^b    Total return would have been lower had certain expenses not been reduced.

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

o The advisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio may use the higher rating. If a security's credit quality falls, the advisor will determine whether selling it would be in the portfolio's best interest.

The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Investment Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, or the subadvisor makes the portfolio's investment decisions, buy and sell securities for the portfolio and conduct research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The portfolio's shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustees' approval of the portfolio's investment management agreement (see "Shareholder reports" on the back cover).

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio's average daily net assets:


Portfolio Name                                       Fee Paid
--------------------------------------------------------------------------------
DWS Large Cap Value VIP*                              0.75%
--------------------------------------------------------------------------------

* Reflecting the effect of expense limitations and/or fee waivers then in effect.

Market timing related regulatory and litigation matters Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

            DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

            Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_ settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

--------------------------------------------------------------------------------
Your Investment in the Portfolio


The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


Policies about transactions

The information in this prospectus applies to Class A shares of the portfolio. Class A shares are offered at net asset value. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of DWS Variable Series II (which includes the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, DWS Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the financial advisor's recommendation of the portfolio.

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and the insurance company may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio's shareholders.

o Currently, the Board of Trustees of DWS Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. To the extent that the portfolio invests in such securities, these risks may be more pronounced for certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage").

The portfolio discourages short-term and excessive trading. The portfolio will take steps to detect and deter short-term and excessive trading pursuant to the portfolio's policies as described in this prospectus and approved by the Board.

The portfolio's policies include:

o the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio; and

o the portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolio reserves the right to terminate a separate account's ability to invest in the portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. It is important to note that the advisor and the portfolio does not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the portfolio.

The portfolio's policies and procedures may be modified or terminated at any time.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio.

How the Portfolio Calculates Share Price

To calculate net asset value per share, or NAV, the portfolio uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
             --------------------------------------------  =  NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from their net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59(1)/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If the portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of the portfolio's share.

The discussion above is generally based on the assumption that shares of the portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

--------------------------------------------------------------------------------
To Get More Information


Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482 or contact DWS Scudder at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.


DWS Scudder Distributors, Inc.               SEC

222 South Riverside Plaza                    100 F Street, N.E.
Chicago, IL 60606-5808                       Washington, D.C. 20549-2001
(800) 778-1482                               (202) 551-5850

                                             www.sec.gov






                                             SEC File #
--------------------------------------------------------------------------------
DWS Variable Series II                       811-5002
--------------------------------------------------------------------------------

MAY 1, 2006





                                   PROSPECTUS




                             DWS VARIABLE SERIES II
                      (formerly Scudder Variable Series II)





                                 CLASS A SHARES







================================================================================

                           DWS MFS Strategic Value VIP
                  (formerly SVS MFS Strategic Value Portfolio)





This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.


The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.






                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------
Table of Contents



How the Portfolio Works             Your Investment in the Portfolio

 3  DWS MFS Strategic Value VIP     13  Buying and Selling Shares

 8  Other Policies and Risks        15  How the Portfolio Calculates Share Price

 8  Investment Advisor              15  Distributions

 9  Portfolio Subadvisor            15  Taxes




How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down and you could lose money by investing in the portfolio.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS MFS Strategic Value VIP

(formerly SVS MFS Strategic Value Portfolio)

The Portfolio's Main Investment Strategy

The portfolio's investment objective is to provide capital appreciation. The portfolio invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of companies which the manager believes are undervalued in the market relative to their long term potential. The equity securities of these companies may be undervalued because they are temporarily out of favor in the market due to:

o  a decline in the market

o  poor economic conditions

o developments that have affected or may affect the issuer of the securities or the issuer's industry; or

o  the market has overlooked them

Undervalued equity securities generally have low price-to-book, price-to-sales and/or price-to-earnings ratios. The portfolio's investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

The portfolio also invests in other types of securities, such as fixed income securities, including lower rated securities commonly referred to as junk bonds, and warrants, when relative values make such purchases attractive.

The manager uses a bottom-up, as opposed to a top-down, investment style in managing the portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the manager and the subadvisor's large group of equity research analysts.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Other Investments

The portfolio may invest in foreign securities (including emerging markets securities), through which it may have exposure to foreign currencies. The portfolio has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Value Investing Risk. As with any investment strategy, the "value" strategy used in managing the portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

o the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters;

o a bond could decline in credit quality or go into default; this risk is greater with lower rated bonds;

o some bonds could be paid off earlier than expected, which could hurt the portfolio's performance; and

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Return (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                                                 26.74      17.82       -0.18
--------------------------------------------------------------------------------
                                                  2003       2004       2005
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 19.90%, Q2 2003                   Worst Quarter: -5.44%, Q1 2003

2006 Total Return as of March 31: 4.76%


Average Annual Total Returns (%) as of 12/31/2005

                            1 Year                           Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class A         -0.18                                 5.34
--------------------------------------------------------------------------------
Index                         7.05                                 8.81
--------------------------------------------------------------------------------

Index: The Russell 1000 Value Index is an unmanaged index which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

*    Since 5/1/02. Index comparison begins 4/30/02.

Total returns would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                        Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.95%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.30
--------------------------------------------------------------------------------
Total Annual Operating Expenses(1)                                 1.25
--------------------------------------------------------------------------------

(1) Pursuant to their respective agreements with DWS Variable Series II, the advisor, the underwriter and the accounting agent have agreed, through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of DWS MFS Strategic Value VIP to 0.86%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $127           $397           $686          $1,511
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio's subadvisor is Massachusetts Financial Services Company ("MFS"). The portfolio is managed by a team that participates equally in the research process, strategy discussions, portfolio construction, final buy and sell decisions, and risk management for the portfolio. The portfolio management team is comprised of Kenneth J. Enright and Alan T. Langsner. Mr. Enright is a Senior Vice President of MFS and a Chartered Financial Analyst, has been employed in the investment management area of the subadvisor since 1986 and joined the portfolio in 2002. Mr. Langsner is a Vice President of MFS. He joined MFS in 1999 as an Equity Research Analyst following newspapers, networking, telecom equipment, specialty pharmaceuticals, electric equipment, software, and small and mid-cap biotechnology. Mr. Langsner joined the portfolio in 2004.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS MFS Strategic Value VIP -- Class A

Years Ended December 31,                      2005    2004      2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period        $12.00  $10.24    $ 8.12   $10.00
--------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)^b              .08     .11       .06      .05
--------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)    (.12)   1.71      2.10    (1.93)
   on investment transactions
--------------------------------------------------------------------------------
   Total from investment operations           (.04)    1.82     2.16    (1.88)
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income                      (.16)   (.05)     (.04)      --
--------------------------------------------------------------------------------
   Net realized gain on investment            (.99)   (.01)       --       --
   transactions
--------------------------------------------------------------------------------
   Tax return of capital                      (.10)     --        --       --
--------------------------------------------------------------------------------
   Total distributions                       (1.25)   (.06)     (.04)      --
--------------------------------------------------------------------------------
Net asset value, end of period              $10.71  $12.00    $10.24   $ 8.12
--------------------------------------------------------------------------------
Total Return (%)^c                            (.18)  17.82     26.74   (18.80)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)          28      15         7        5
--------------------------------------------------------------------------------
Ratio of expenses before expense              1.25    1.42      1.93     2.71*
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense               1.05    1.14      1.15     1.15*
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)      .73    1.05       .67      .82*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                     59      54        40        7
--------------------------------------------------------------------------------

^a For the period from May 1, 2002 (commencement of operations) to December 31, 2002.

^b    Based on average shares outstanding during the period.

^c    Total return would have been lower had certain expenses not been reduced.

*     Annualized

**    Not annualized

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

o The advisor or subadvisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest.

The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Investment Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, or the subadvisor makes the portfolio's investment decisions, buy and sell securities for the portfolio and conduct research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM or the subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The portfolio's shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustees' approval of the portfolio's investment management agreement and subadvisory agreement (see "Shareholder reports" on the back cover).

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio's average daily net assets:


Portfolio Name                                      Fee Paid
--------------------------------------------------------------------------------
DWS MFS Strategic Value VIP*                          0.75%
--------------------------------------------------------------------------------

* Reflecting the effect of expense limitations and/or fee waivers then in effect.

Portfolio Subadvisor

Massachusetts Financial Services Company ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the subadvisor to DWS MFS Strategic Value VIP. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $163 billion as of December 31, 2005. DeIM pays a fee to MFS for acting as subadvisor to DWS MFS Strategic Value VIP.

Although none of the legal proceedings described below currently involve your portfolio, these matters affect MFS, your portfolio's subadvisor. The information that follows has been provided to the portfolio by MFS.

On March 31, 2004, MFS settled an administrative proceeding with the Securities and Exchange Commission ("SEC") regarding disclosure of brokerage allocation practices in connection with MFS fund sales (the term "MFS funds" means the open-end registered management investment companies sponsored by MFS). The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003. In addition, in February 2004, MFS reached agreement with the SEC, the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire to settle administrative proceedings alleging false and misleading information in certain MFS open-end retail fund prospectuses regarding market timing and related matters.

Since December 2003, MFS, MFS Fund Distributors, Inc., MFS Service Center, Inc., MFS Corporation Retirement Committee, Sun Life Financial Inc., various MFS funds, certain current and/or former Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the MFS funds during specified periods, as ERISA actions by participants in certain retirement plan accounts on behalf of those accounts, or as derivative actions on behalf of the MFS funds. The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (In re Mutual Funds Investment Litigation (Alger, Columbia, Janus, MFS, One Group, Putnam, Allianz Dresdner), No. 1:04-md-15863 (transfer began March 19, 2004)). The market timing cases related to the MFS complex are Riggs v. MFS et al., Case No. 04-CV-01162-JFM (direct), Hammerslough
v. MFS et al., Case No. 04-MD-01620 (derivative), Anita Walker v. MFS et al., Case No. 1:04-CV-01758 (ERISA), and Reaves v. MFS Series Trust I, et al., Case No. 1:05-CV-02220-JFM (Class B Shares). The plaintiffs in these consolidated lawsuits generally seek injunctive relief including removal of the named Trustees, adviser and distributor, rescission of contracts and 12b-1 Plans, disgorgement of fees and profits, monetary damages, punitive damages, attorney's fees and costs and other equitable and declaratory relief. Two lawsuits alleging improper brokerage allocation practices and excessive compensation are pending in the United States District Court for the District of Massachusetts (Forsythe v. Sun Life Financial Inc., et al., No. 04cv10584 (GAO) (a consolidated action) and Marcus Dumond, et al. v. Massachusetts Financial Servs. Co., et al., No. 04cv11458 (GAO)). The plaintiffs in these lawsuits generally seek compensatory damages, punitive damages, recovery of fees, rescission of contracts, an accounting, restitution, declaratory relief, equitable and/or injunctive relief and attorney's fees and costs. The various lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, (ii) received excessive compensation as fiduciaries to the MFS funds, or (iii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. The defendants filed separate motions to dismiss all claims of the various lawsuits (except Reaves, which has not been separately briefed). On November 3, 2005, the district judge considering the motions to dismiss the Riggs and Hammerslough actions issued memoranda indicating that he intends to grant in part and deny in part defendants' motions in these actions. A formal order consistent with the court's memoranda is forthcoming. On January 19, 2006, the district judge considering the Forsythe and

Dumond actions denied defendants' motion to dismiss the Dumond action and granted in part (including dismissing all claims against the Trustees and Sun Life Financial, Inc.) and denied in part defendants' motion to dismiss the Forsythe action. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. It is not clear whether any amounts paid in connection with the above regulatory settlements will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected MFS funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments, will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the MFS funds.

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

            DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

            Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

--------------------------------------------------------------------------------
Your Investment in the Portfolio


The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


Policies about transactions

The information in this prospectus applies to Class A shares of the portfolio. Class A shares are offered at net asset value. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of DWS Variable Series II (which includes the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, DWS Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the financial advisor's recommendation of the portfolio.

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and the insurance company may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio's shareholders.

o Currently, the Board of Trustees of DWS Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. To the extent that the portfolio invests in such securities, these risks may be more pronounced for certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage").

The portfolio discourages short-term and excessive trading. The portfolio will take steps to detect and deter short-term and excessive trading pursuant to the portfolio's policies as described in this prospectus and approved by the Board.

The portfolio's policies include:

o the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio; and

o the portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolio reserves the right to terminate a separate account's ability to invest in the portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. It is important to note that the advisor and the portfolio does not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the portfolio.

The portfolio's policies and procedures may be modified or terminated at any time.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio.

How the Portfolio Calculates Share Price

To calculate net asset value per share, or NAV, the portfolio uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
             --------------------------------------------  =  NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from their net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59(1)/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If the portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of the portfolio's share.

The discussion above is generally based on the assumption that shares of the portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

                                    This page
                                  intentionally
                                   left blank.

--------------------------------------------------------------------------------
To Get More Information


Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482 or contact DWS Scudder at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.


DWS Scudder Distributors, Inc.               SEC

222 South Riverside Plaza                    100 F Street, N.E.
Chicago, IL 60606-5808                       Washington, D.C. 20549-2001
(800) 778-1482                               (202) 551-5850

                                             www.sec.gov





                                             SEC File #
--------------------------------------------------------------------------------
DWS Variable Series II                       811-5002
--------------------------------------------------------------------------------

                                  MAY 1, 2006





                                   PROSPECTUS




                             DWS VARIABLE SERIES II
                      (formerly Scudder Variable Series II)





                                 CLASS A SHARES







================================================================================

                             DWS Mid Cap Growth VIP
                   (formerly Scudder Mid Cap Growth Portfolio)


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.


The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.





                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------
Table of Contents



How the Portfolio Works                   Your Investment in the Portfolio

 3  DWS Mid Cap Growth VIP                12  Buying and Selling Shares

 8  Other Policies and Risks              14  How the Portfolio Calculates
                                              Share Price
 8  Investment Advisor
                                          14  Distributions

                                          15  Taxes



How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down and you could lose money by investing in the portfolio.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS Mid Cap Growth VIP

(formerly Scudder Mid Cap Growth Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital growth.

Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, determined at the time of purchase, in companies with market capitalizations within the market capitalization range of the Russell Midcap Growth Index (as of March 31, 2006, the Russell Midcap Growth Index had a median market capitalization of $4.46 billion) or securities with equity characteristics that provide exposure to those companies. It may also invest in convertible securities when the manager believes it is more advantageous than investing in a company's common stock. The manager believes these companies contain the greatest concentration of businesses with significant growth prospects.

The portfolio invests primarily in equity securities of medium-sized growth-oriented companies. The manager uses an active process which combines financial analysis with company visits to evaluate management and strategies.

Company research lies at the heart of the investment process. The manager uses a "bottom-up" approach to picking securities. This approach focuses on individual stock selection rather than industry selection.

o The manager focuses on undervalued stocks with fast-growing earnings and superior near-to-intermediate term performance potential.

o The manager emphasizes individual selection of medium-sized stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

o The manager generally seeks companies with leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

The portfolio follows a disciplined selling process in order to lessen risk. A security may be sold if one or more of the following conditions are met:

o  the stock price reaches the portfolio manager's expectations;

o  there is a material change in the company's fundamentals;

o  the manager believes other investments offer better opportunities; or

o the market capitalization of a stock distorts the weighted average market capitalization of the portfolio.

The portfolio may also invest up to 20% of its assets in stocks and other securities of companies based outside the US.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees of DWS Variable Series II could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the portfolio may use futures, options and covered call options. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market.

The portfolio may use hedging transactions to attempt to reduce specific risks. For example, to protect the portfolio against circumstances that would normally cause the portfolio's securities to decline in value, the portfolio may buy or sell a derivative contract that would normally increase in value under the same circumstances. The portfolio's ability to hedge may be limited by the costs of the derivatives contracts. The portfolio may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of the portfolio, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms.

The portfolio's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible securities.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market investments or other short-term bonds that offer comparable safety. In addition, as a temporary defensive position, the portfolio may invest up to 100% of assets in the common stock of larger companies or in fixed-income securities. This could prevent losses, but, while engaged in a temporary defensive position, the portfolio may not achieve its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, the most important factor with this portfolio is how stock markets perform -- in this case, the medium-sized capitalization portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Medium-Sized Company Risk. Medium-sized company stocks tend to experience steeper price fluctuations -- down as well as up -- than stocks of larger companies. A shortage of reliable information -- the same information gap that creates opportunity -- can pose added risk. Industrywide reversals may have a greater impact on medium-sized companies, since they usually lack a large company's financial resources. Medium-sized company stocks are typically less liquid than large company stocks; when things are going poorly, it is harder to find a buyer for a medium-sized company's shares.

Pricing Risk. At times, market conditions might make it hard to value some investments. As a result, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the prices of its securities, you may not receive the full market value for your portfolio shares when you sell.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

o the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio is designed for investors with long-term goals who can tolerate capital fluctuation in pursuit of long-term capital growth.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

Prior to October 28, 2005, the portfolio was named Scudder Aggressive Growth Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio's current policies had been in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with three broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

              -4.96      -21.76     -30.66      33.99       4.02       15.04
--------------------------------------------------------------------------------
               2000       2001       2002        2003       2004       2005
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 23.43%, Q4 2001                   Worst Quarter: -25.94%, Q3 2001

2006 Total Return as of March 31: 11.66%

Average Annual Total Returns (%) as of 12/31/2005

                          1 Year               5 Years          Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class A     15.04                -2.75                      2.21
--------------------------------------------------------------------------------
Index 1                  12.10                 1.38                      4.28
--------------------------------------------------------------------------------
Index 2                   5.17                -3.15                     -2.75
--------------------------------------------------------------------------------
Index 3                   4.91                 0.54                      0.54
--------------------------------------------------------------------------------

Index 1: The Russell Mid Cap Growth Index is an unmanaged index composed of common stocks of mid cap companies with higher price-to-book ratios and higher forecasted growth values.**

Index 2: The Russell 3000 Growth Index is an unmanaged capitalization-weighted index containing the growth stocks in the Russell 3000 Index.

Index 3: The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

*    Since 5/1/99. Index comparisons begin 4/30/99.

** On October 28, 2005, the Russell Mid Cap Growth Index replaced the Russell 3000 Growth Index and the S&P 500 Index as the portfolio's benchmark index because the advisor believes it is more appropriate to measure the portfolio's performance against the Russell Mid Cap Growth Index as it more accurately reflects the portfolio's investment strategy.

Total returns would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                          Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.26
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    1.01
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                 1 Year        3 Years       5 Years      10 Years
--------------------------------------------------------------------------------
Class A shares           $103          $322          $558        $1,236
--------------------------------------------------------------------------------

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

  Robert S. Janis
  Managing Director of Deutsche Asset
  Management and Portfolio Manager
  of the portfolio.
   o Joined Deutsche Asset Management and the portfolio in 2004.
   o Previously served as portfolio manager for 10 years at Credit Suisse Asset Management (or at its predecessor, Warburg Pincus Asset Management).
   o Over 20 years of investment industry experience.
   o BA, MBA, The Wharton School,
     University of Pennsylvania.

The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to October 28, 2005, the portfolio was named Scudder Aggressive Growth Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio's current policies had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Mid Cap Growth VIP -- Class A

Years Ended December 31,            2005     2004     2003      2002     2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $ 9.84   $ 9.46   $ 7.06    $10.22   $13.20
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income (loss)^a   (.05)    (.01)    (.05)     (.01)     .06
--------------------------------------------------------------------------------
   Net realized and unrealized      1.53      .39     2.45     (3.11)   (2.92)
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment            1.48      .38     2.40     (3.12)   (2.86)
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income              --       --       --      (.04)    (.12)
--------------------------------------------------------------------------------
Net asset value, end of period    $11.32   $ 9.84   $ 9.46    $ 7.06   $10.22
--------------------------------------------------------------------------------
Total Return (%)                   15.04^b   4.02^b  33.99^b  (30.66)  (21.76)
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period             57       53       56        44       71
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense    1.01     1.02      .98       .81      .86
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense      .95      .95      .95       .81      .86
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income (%)  (.45)    (.11)    (.57)     (.19)     .58
--------------------------------------------------------------------------------
Portfolio turnover rate (%)          104      103       91        71       42
--------------------------------------------------------------------------------

^a    Based on average shares outstanding during the period.

^b    Total return would have been lower had certain expenses not been reduced.

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

o The advisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio may use the higher rating. If a security's credit quality falls, the advisor will determine whether selling it would be in the portfolio's best interest.

The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Investment Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, or the subadvisor makes the portfolio's investment decisions, buy and sell securities for the portfolio and conduct research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The portfolio's shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustees' approval of the portfolio's investment management agreement (see "Shareholder reports" on the back cover).

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio's average daily net assets:


Portfolio Name                                       Fee Paid
--------------------------------------------------------------------------------
DWS Mid Cap Growth VIP*                               0.70%
--------------------------------------------------------------------------------

* Reflecting the effect of expense limitations and/or fee waivers then in effect.

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

            DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

            Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_ settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

--------------------------------------------------------------------------------
Your Investment in the Portfolio


The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


Policies about transactions

The information in this prospectus applies to Class A shares of the portfolio. Class A shares are offered at net asset value. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of DWS Variable Series II (which includes the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, DWS Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the financial advisor's recommendation of the portfolio.

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and the insurance company may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio's shareholders.

o Currently, the Board of Trustees of DWS Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. To the extent that the portfolio invests in such securities, these risks may be more pronounced for certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage").

The portfolio discourages short-term and excessive trading. The portfolio will take steps to detect and deter short-term and excessive trading pursuant to the portfolio's policies as described in this prospectus and approved by the Board.

The portfolio's policies include:

o the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio; and

o the portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolio reserves the right to terminate a separate account's ability to invest in the portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. It is important to note that the advisor and the portfolio does not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the portfolio.
The portfolio's policies and procedures may be modified or terminated at any time.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio.

How the Portfolio Calculates Share Price

To calculate net asset value per share, or NAV, the portfolio uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
             --------------------------------------------  =  NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from their net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59(1)/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If the portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of the portfolio's share.

The discussion above is generally based on the assumption that shares of the portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

--------------------------------------------------------------------------------
To Get More Information


Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482 or contact DWS Scudder at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.


DWS Scudder Distributors, Inc.               SEC

222 South Riverside Plaza                    100 F Street, N.E.
Chicago, IL 60606-5808                       Washington, D.C. 20549-2001
(800) 778-1482                               (202) 551-5850

                                             www.sec.gov





                                             SEC File #
--------------------------------------------------------------------------------
DWS Variable Series II                       811-5002
--------------------------------------------------------------------------------

                                  MAY 1, 2006





                                   PROSPECTUS




                             DWS VARIABLE SERIES II
                      (formerly Scudder Variable Series II)





                                 CLASS A SHARES







================================================================================

                              DWS Money Market VIP
                    (formerly Scudder Money Market Portfolio)




This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.


The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.





                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

Table of Contents



How the Portfolio Works                    Your Investment in the Portfolio

  3  DWS Money Market VIP                  11  Buying and Selling Shares

  7  Other Policies and Risks              13  How the Portfolio Calculates
                                               Share Price
  7  Investment Advisor
                                           13  Distributions

                                           14  Taxes



How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down and you could lose money by investing in the portfolio.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS Money Market VIP

(formerly Scudder Money Market Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks maximum current income to the extent consistent with stability of principal.

The portfolio pursues its goal by investing exclusively in high quality short-term securities, as well as certain repurchase agreements that are backed by high-quality securities.

While the portfolio's advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments, including US Government obligations, can change in value when interest rates change or an issuer's creditworthiness changes.

The portfolio seeks to achieve its goal of current income by investing in high quality money market securities and maintaining a dollar-weighted average maturity of 90 days or less. The portfolio follows two policies designed to maintain a stable share price:

o Portfolio securities are denominated in US dollars and generally have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase.

o The portfolio buys US Government debt obligations, money market instruments and other debt obligations that at the time of purchase:

   - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

   - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

   -  are unrated, but are determined to be of similar quality by the advisor;
      or

   - have no short-term rating, but are rated in one of the top three highest long-term rating categories, or are determined to be of similar quality by the advisor.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Principal investments

The portfolio primarily invests in the following types of investments:

The portfolio may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate.

These include:

o Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper) and notes. Securities that do not satisfy the maturity restrictions for a money market portfolio may be specifically structured so that they are eligible investments for money market portfolios. For example, some securities have features which have the effect of shortening the security's maturity.

o US Government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US Government.

o Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

o Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The portfolio may buy securities from many types of issuers, including the US Government, corporations and municipalities. The portfolio may invest more than 25% of its net assets in government securities and instruments issued by domestic banks. For purposes of this 25% investment policy, domestic banks include US banks and certain US branches of foreign banks.

The portfolio may invest up to 10% of its total assets in other money market portfolios in accordance with applicable regulations.

Working in conjunction with a credit team, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.


The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the portfolio only buys high quality securities with minimal credit risk. Also, the portfolio only buys securities with remaining maturities of 397 days (approximately 13 months) or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US Government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market portfolios.

Repurchase Agreement Risk. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

o  it cannot sell the securities at the agreed-upon time and price; or

o  the securities lose value before they can be sold.

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Concentration Risk. Because the portfolio may invest more than 25% of its net assets in government securities and instruments issued by domestic banks, it may be vulnerable to setbacks in that industry. Banks are highly dependent on short-term interest rates and can be adversely affected by downturns in the US and foreign economies or changes in banking regulations.

Prepayment Risk. When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high yielding bond before it comes due, the portfolio may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the portfolio's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

This portfolio may be of interest to investors who want a broadly diversified money market fund.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares. The performance of the portfolio varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

    5.03        5.25       5.15       4.84        6.10       3.75       1.35        0.72       0.91       2.80
-------------------------------------------------------------------------------------------------------------------
    1996        1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 1.56%, Q3 2000                    Worst Quarter: 0.14%, Q3 2003

2006 Total Return as of March 31:  0.99%

Average Annual Total Returns (%) as of 12/31/2005

                         1 Year           5 Years                10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A       2.80            1.90                    3.57
--------------------------------------------------------------------------------

7-day yield as of December 31, 2005: 3.74%

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                        Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.46%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    0.52
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                  1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares            $53            $167           $291           $653
--------------------------------------------------------------------------------

The Portfolio Managers

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market portfolios.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Money Market VIP -- Class A

Years Ended December 31,             2005     2004     2003     2002     2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of      $1.000   $1.000   $1.000   $1.000   $1.000
period
--------------------------------------------------------------------------------
Income from investment operations:
   Net investment income             .028     .009     .007     .013     .037
--------------------------------------------------------------------------------
   Total from investment             .028     .009     .007     .013     .037
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income            (.028)   (.009)   (.007)   (.013)   (.037)
--------------------------------------------------------------------------------
Net asset value, end of period     $1.000   $1.000   $1.000    $1.000  $1.000
--------------------------------------------------------------------------------
Total Return (%)                     2.80      .91      .72     1.35     3.75
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period             235      241      326      570      671
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses (%)                 .52      .53      .54      .54      .55
--------------------------------------------------------------------------------
Ratio of net investment income (%)   2.77      .88      .73     1.35     3.39
--------------------------------------------------------------------------------

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

o The advisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio may use the higher rating. If a security's credit quality falls, the advisor will determine whether selling it would be in the portfolio's best interest. For DWS Money Market VIP, such determination will be made pursuant to procedures adopted by the Board.

The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Investment Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The portfolio's shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustees' approval of the portfolio's investment management agreement (see "Shareholder reports" on the back cover).

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio's average daily net assets:


Portfolio Name                                      Fee Paid
--------------------------------------------------------------------------------
DWS Money Market VIP                                  0.46%
--------------------------------------------------------------------------------

Market timing related regulatory and litigation matters Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

            DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

            Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_ settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

--------------------------------------------------------------------------------
Your Investment in the Portfolio


The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


Policies about transactions

The information in this prospectus applies to Class A shares of the portfolio. Class A shares are offered at net asset value. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of DWS Variable Series II (which includes the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

Since DWS Money Market VIP will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), that portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that DWS Money Market VIP receives investable funds.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, DWS Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the financial advisor's recommendation of the portfolio.

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and the insurance company may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio's shareholders.

o Currently, the Board of Trustees of DWS Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Since DWS Money Market VIP holds short-term instruments and is intended to provide liquidity to shareholders, the advisor does not monitor or limit short-term and excessive trading activity in this portfolio and, accordingly, the Board has not approved any policies and procedures designed to limit this activity. However, the portfolio reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the advisor, there appears to be a pattern of short-term and excessive trading by an investor in other DWS funds.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio.

How the Portfolio Calculates Share Price

To calculate net asset value per share, or NAV, the portfolio uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
             --------------------------------------------  =  NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

The share price, or NAV, is normally $1.00 calculated using amortized cost value (the method used by most money market funds).

Distributions

DWS Money Market VIP intends to declare its net investment income as a dividend daily and distribute dividends monthly. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59(1)/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If the portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of the portfolio's share.

The discussion above is generally based on the assumption that shares of the portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

--------------------------------------------------------------------------------
To Get More Information


Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482 or contact DWS Scudder at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.


DWS Scudder Distributors, Inc.               SEC

222 South Riverside Plaza                    100 F Street, N.E.
Chicago, IL 60606-5808                       Washington, D.C. 20549-2001
(800) 778-1482                               (202) 551-5850

                                             www.sec.gov





                                             SEC File #
--------------------------------------------------------------------------------
DWS Variable Series II                       811-5002
--------------------------------------------------------------------------------

                                  MAY 1, 2006





                                   PROSPECTUS




                             DWS VARIABLE SERIES II
                      (formerly Scudder Variable Series II)





                                 CLASS A SHARES







================================================================================

                            DWS Small Cap Growth VIP
                  (formerly Scudder Small Cap Growth Portfolio)





This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.


The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.





                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------
Table of Contents



How the Portfolio Works                    Your Investment in the Portfolio

  3  DWS Small Cap Growth VIP              12  Buying and Selling Shares

  8  Other Policies and Risks              14  How the Portfolio Calculates
                                               Share Price
  8  Investment Advisor
                                           14  Distributions

                                           15  Taxes



How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down and you could lose money by investing in the portfolio.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS Small Cap Growth VIP

(formerly Scudder Small Cap Growth Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of investors' capital. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000 Growth Index (as of March 31, 2006, the Russell 2000 Growth Index had a median market capitalization of $667 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

Using quantitative and qualitative screens, and extensive fundamental and field research, the manager looks for companies with strong valuations, exceptional management teams, strong current or potential competitive positioning in their respective industries, clean balance sheets, and attractive earnings growth, among other factors. The manager seeks to maintain a diversified portfolio of small cap growth equity holdings, generally investing across most sectors of the economy including the traditional growth-oriented sectors of information technology, health care and consumer products.

The manager generally looks for companies that they believe have potential for sustainable above-average earnings growth and whose market value appears reasonable in light of their business prospects.

The manager may favor different types of securities from different industries and companies at different times.

The manager will normally sell a stock when he believes its price has achieved and is unlikely to rise past the price target the team initially set at time of purchase and is unlikely to continue to rise, the stock's fundamental investment thesis no longer holds, the manager discovers a better opportunity within the same sector or if the stock's market capitalization begins to distort the weighted-average market capitalization of the overall portfolio.

Also, as companies in the portfolio exceed the market value of those in the Russell 2000 Growth Index, the portfolio may continue to hold their stock, but generally will not add to these holdings.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 25% of total assets in foreign securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures and options, including sales of covered put and call options. The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case the small company portion of the US stock market. When small company stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Growth Investing Risk. Since growth companies usually reinvest a large portion of earnings in their own businesses, growth stocks may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Small Company Risk. To the extent that the portfolio invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price than the stocks of larger companies. A shortage of reliable information, typical with small company investing, can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. In addition, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell. Finally, the valuation of such securities often depends on future expectations.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

o the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors who are looking to add the growth potential of small and mid-size companies or to diversify a large-cap growth portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

   28.04       34.20      18.37       34.56      -10.71     -28.91     -33.36      32.94      11.02       7.07
-------------------------------------------------------------------------------------------------------------------
    1996        1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 30.96%, Q4 1999                   Worst Quarter: -31.72%, Q3 2001

2006 Total Return as of March 31: 11.72%

Average Annual Total Returns (%) as of 12/31/2005

                            1 Year              5 Years            10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A         7.07                -5.63               6.23
--------------------------------------------------------------------------------
Index                        4.15                2.28                4.69
--------------------------------------------------------------------------------

Index: The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a higher price-to-book ratio and higher forecasted growth values.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                          Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee(1)                                                  0.65%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                    None
--------------------------------------------------------------------------------
Other Expenses                                                     0.07
--------------------------------------------------------------------------------
Total Annual Operating Expenses(2)                                 0.72
--------------------------------------------------------------------------------

(1) Management fees have been restated to reflect the new fee schedule effective May 2, 2005.

(2) Through April 30, 2008, the advisor, the underwriter and the accounting agent have agreed to waive all or a portion of their respective fees and/or reimburse or pay operating expenses to the extent necessary to maintain the portfolio's total operating expenses at 0.72% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $74            $230           $401           $894
--------------------------------------------------------------------------------

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:


  Robert S. Janis
  Managing Director of Deutsche Asset
  Management and Portfolio Manager
  of the portfolio.
   o Joined Deutsche Asset Management and the portfolio in 2004.
   o Previously served as portfolio manager for 10 years at Credit Suisse Asset Management (or at its predecessor, Warburg Pincus Asset Management).
   o Over 20 years of investment industry experience.
   o BA, MBA, The Wharton School,
     University of Pennsylvania.

The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Small Cap Growth VIP -- Class A

Years Ended December 31,             2005     2004     2003     2002     2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of      $12.59   $11.34   $ 8.53   $12.80   $21.64
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income (loss)^a    (.06)    (.05)    (.04)    (.02)    (.02)
--------------------------------------------------------------------------------
   Net realized and unrealized        .95     1.30     2.85    (4.25)   (6.27)
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment              .89     1.25     2.81    (4.27)   (6.29)
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net realized gain on
   investment transactions             --       --       --       --    (2.52)
--------------------------------------------------------------------------------
   Return of capital                   --       --       --       --     (.03)
--------------------------------------------------------------------------------
   Total distributions                 --       --       --       --    (2.55)
--------------------------------------------------------------------------------
Net asset value, end of period     $13.48   $12.59   $11.34   $ 8.53   $12.80
--------------------------------------------------------------------------------
Total Return (%)                     7.07^b  11.02    32.94   (33.36)  (28.91)
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period             243      210      210      154      232
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses (%)                 .72      .71      .69      .71      .68
--------------------------------------------------------------------------------
Ratio of net investment              (.47)    (.47)    (.41)    (.24)    (.12)
income (loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)            94      117      123       68      143
--------------------------------------------------------------------------------

^a   Based on average shares outstanding during the period.

^b In 2005, the Portfolio realized a gain of $49,496 on the disposal of an investment not meeting the Portfolio's investment restrictions. This gain had no effect on the total return.

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

o The advisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio may use the higher rating. If a security's credit quality falls, the advisor will determine whether selling it would be in the portfolio's best interest.

The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Investment Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The portfolio's shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustees' approval of the portfolio's investment management agreement (see "Shareholder reports" on the back cover).

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio's average daily net assets:


Portfolio Name                                      Fee Paid
--------------------------------------------------------------------------------
DWS Small Cap Growth VIP                              0.65%
--------------------------------------------------------------------------------

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

            DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

            Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_ settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

--------------------------------------------------------------------------------
Your Investment in the Portfolio


The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


Policies about transactions

The information in this prospectus applies to Class A shares of the portfolio. Class A shares are offered at net asset value. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of DWS Variable Series II (which includes the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, DWS Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the financial advisor's recommendation of the portfolio.

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and the insurance company may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio's shareholders.

o Currently, the Board of Trustees of DWS Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. To the extent that the portfolio invests in such securities, these risks may be more pronounced for certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage").

The portfolio discourages short-term and excessive trading. The portfolio will take steps to detect and deter short-term and excessive trading pursuant to the portfolio's policies as described in this prospectus and approved by the Board.

The portfolio's policies include:

o the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio; and

o the portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolio reserves the right to terminate a separate account's ability to invest in the portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. It is important to note that the advisor and the portfolio does not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the portfolio.

The portfolio's policies and procedures may be modified or terminated at any time.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio.

How the Portfolio Calculates Share Price

To calculate net asset value per share, or NAV, the portfolio uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
             --------------------------------------------  =  NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59(1)/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If the portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of the portfolio's share.

The discussion above is generally based on the assumption that shares of the portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

--------------------------------------------------------------------------------
To Get More Information


Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482 or contact DWS Scudder at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.


DWS Scudder Distributors, Inc.               SEC

222 South Riverside Plaza                    100 F Street, N.E.
Chicago, IL 60606-5808                       Washington, D.C. 20549-2001
(800) 778-1482                               (202) 551-5850

                                             www.sec.gov





                                             SEC File #
--------------------------------------------------------------------------------
DWS Variable Series II                       811-5002
--------------------------------------------------------------------------------

                                  MAY 1, 2006





                                   PROSPECTUS




                             DWS VARIABLE SERIES II
                      (formerly Scudder Variable Series II)





                                 CLASS A SHARES







================================================================================

                            DWS Strategic Income VIP
                  (formerly Scudder Strategic Income Portfolio)





This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.


The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.





                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

Table of Contents



How the Portfolio Works                    Your Investment in the Portfolio

  3  DWS Strategic Income VIP              13  Buying and Selling Shares

  9  Other Policies and Risks              15  How the Portfolio Calculates
                                               Share Price
  9  Investment Advisor
                                           15  Distributions

                                           16  Taxes



How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down and you could lose money by investing in the portfolio.

Please read
this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS Strategic Income VIP

(formerly Scudder Strategic Income Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks a high current return. The portfolio invests mainly in bonds issued by US and foreign corporations and governments. The credit quality of the portfolio's investments may vary; the portfolio may invest up to 100% of total assets in either investment-grade bonds or in junk bonds, which are those below the fourth highest credit rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and higher risk of default on payments of interest or principal. The portfolio may invest up to 50% of total assets in foreign bonds. The portfolio may also invest in emerging markets securities and dividend-paying common stocks.

In deciding which types of securities to buy and sell, the portfolio managers typically weigh a number of factors against each other, from economic outlooks and possible interest rate movements to changes in supply and demand within the bond market. In choosing individual bonds, the managers consider how they are structured and use independent analysis of issuers' creditworthiness.

The managers may shift the proportions of the portfolio's holdings, favoring different types of securities at different times, while still maintaining variety in terms of the companies and industries represented.

The managers may adjust the duration (a measure of sensitivity to interest rates) of the portfolio, depending on their outlook for interest rates.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Other Investments

Part of the portfolio's current investment strategy involves the use of various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Pricing Risk. At times, market conditions might make it hard to value some investments. As a result, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Another factor that could affect performance is:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio is designed for investors who are interested in a bond portfolio that emphasizes different types of bonds depending on market and economic outlooks.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to May 1, 2000, the portfolio was named Kemper Global Income Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio's current policies were in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with four broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                          10.98       -5.85       2.57       5.23       11.30       7.85       8.60       2.38
-------------------------------------------------------------------------------------------------------------------
                           1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 6.35%, Q3 1998                    Worst Quarter: -3.33%, Q2 1999

2006 Total Return as of March 31: 1.13%

Average Annual Total Returns (%) as of 12/31/2005

                         1 Year                  5 Years        Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class A     2.38                      7.03                  5.18
--------------------------------------------------------------------------------
Index 1                 -6.88                      6.92                  5.97
--------------------------------------------------------------------------------
Index 2                 11.86                     12.79                 11.05
--------------------------------------------------------------------------------
Index 3                  2.83                      8.76                  6.32
--------------------------------------------------------------------------------
Index 4                  2.84                      8.74                  7.58
--------------------------------------------------------------------------------

Index 1: The Citigroup World Government Bond Index (formerly known as Salomon Smith Barney World Government Bond Index) is an unmanaged index comprised of government bonds from 18 developed countries (including the US) with maturities greater than one year.

Index 2: The JP Morgan Emerging Markets Bond Plus Index is an unmanaged foreign securities index of US dollar- and other external-currency-denominated Brady bonds, loans, Eurobonds and local market debt instruments traded in emerging markets.

Index 3: The Merrill Lynch High Yield Master Cash Pay Only Index is an unmanaged index which tracks the performance of below investment grade US dollar-denominated corporate bonds publicly issued in the US domestic market.

Index 4: The Lehman Brothers US Treasury Index is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.

*    Since 5/1/97. Index comparisons begin 4/30/97.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.65%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.23
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    0.88
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares               $90            $281           $488          $1,086
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of portfolio managers across a range of investment strategies. The lead portfolio manager is responsible for the portfolio's overall investment strategy as well as the allocation of assets to the portfolio management teams of the underlying investment strategies. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio for their investment strategy, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:


Andrew P. Cestone            William Chepolis, CFA    Robert Wang
Managing Director of         Managing Director of     Managing Director of
Deutsche Asset Management    Deutsche Asset           Deutsche Asset
and Portfolio Manager of     Management               Management and Portfolio
the portfolio.               and Lead Portfolio       Manager of the portfolio.
 o Joined Deutsche Asset     Manager of the            o Joined Deutsche
   Management in 1998        portfolio.                  Asset Management in
   and the portfolio in       o Joined Deutsche          1995 as a senior
   2002.                        Asset Management         fixed income
 o Head of High Yield.          in 1998 after            portfolio manager
 o Previous experience          13 years of              after 13 years of
   includes five years          experience as            experience at
   as an investment             vice president           J.P. Morgan & Co.
   analyst at Phoenix           and portfolio            trading fixed
   Investment Partners          manager for              income, derivatives
   and as a credit              Norwest Bank             and foreign exchange
   officer in the               where he managed         products.
   asset-based lending          the bank's fixed       o Global Asset
   group at Fleet               income and               Allocation senior
   Financial Group.             foreign exchange         portfolio manager:
 o BA, University of            portfolios.              New York.
   Vermont.                   o Senior Portfolio       o Joined the portfolio
                                Manager for              in 2005.
                                Mortgage Backed        o BS, The Wharton
                                Securities: New          School, University
                                York.                    of Pennsylvania.
                              o Joined the portfolio
                                in 2002.
                              o BIS, University
                                of Minnesota.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to May 1, 2000, the portfolio was named Kemper Global Income Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio's current policies had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Strategic Income VIP -- Class A

Years Ended December 31,             2005     2004     2003     2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of      $12.25   $11.82   $11.10   $10.27   $ 9.86
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income^b            .65      .58      .41      .45      .48
--------------------------------------------------------------------------------
   Net realized and unrealized       (.39)     .39      .47      .68      .03
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment              .26      .97      .88     1.13      .51
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income             (.98)      --     (.15)    (.30)    (.10)
--------------------------------------------------------------------------------
   Net realized gain on              (.03)    (.54)    (.01)      --       --
   investment transactions
--------------------------------------------------------------------------------
   Total distributions              (1.01)    (.54)    (.16)    (.30)    (.10)
--------------------------------------------------------------------------------
Net asset value, end of period     $11.50   $12.25   $11.82   $11.10   $10.27
--------------------------------------------------------------------------------
Total Return (%)                     2.38     8.60     7.85    11.30     5.23
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period              71       62       62       60       21
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses (%)                 .88      .84      .83      .73      .66
--------------------------------------------------------------------------------
Ratio of net investment income (%)   5.61     4.99     3.60     4.26     4.76
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           120      210      160       65       27
--------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.04, increase net realized and unrealized gains and losses per share by $.04 and decrease the ratio of net investment income to average net assets from 5.16% to 4.76%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b   Based on average shares outstanding during the period.

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

o The advisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio may use the higher rating. If a security's credit quality falls, the advisor will determine whether selling it would be in the portfolio's best interest.

The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Investment Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The portfolio's shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustees' approval of the portfolio's investment management agreement (see "Shareholder reports" on the back cover).

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio's average daily net assets:


Portfolio Name                                       Fee Paid
--------------------------------------------------------------------------------
DWS Strategic Income VIP                              0.65%
--------------------------------------------------------------------------------

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

            DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

            Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_ settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

--------------------------------------------------------------------------------
Your Investment in the Portfolio


The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


Policies about transactions

The information in this prospectus applies to Class A shares of the portfolio. Class A shares are offered at net asset value. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of DWS Variable Series II (which includes the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, DWS Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the financial advisor's recommendation of the portfolio.

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and the insurance company may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio's shareholders.

o Currently, the Board of Trustees of DWS Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. To the extent that the portfolio invests in such securities, these risks may be more pronounced for certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage").

The portfolio discourages short-term and excessive trading. The portfolio will take steps to detect and deter short-term and excessive trading pursuant to the portfolio's policies as described in this prospectus and approved by the Board.

The portfolio's policies include:

o the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio; and

o the portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolio reserves the right to terminate a separate account's ability to invest in the portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. It is important to note that the advisor and the portfolio does not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the portfolio.
The portfolio's policies and procedures may be modified or terminated at any time.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio.

How the Portfolio Calculates Share Price

To calculate net asset value per share, or NAV, the portfolio uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
             --------------------------------------------  =  NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from their net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59(1)/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If the portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of the portfolio's share.

The discussion above is generally based on the assumption that shares of the portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

                                    This page
                                  intentionally
                                   left blank.

--------------------------------------------------------------------------------
To Get More Information


Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482 or contact DWS Scudder at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.


DWS Scudder Distributors, Inc.               SEC

222 South Riverside Plaza                    100 F Street, N.E.
Chicago, IL 60606-5808                       Washington, D.C. 20549-2001
(800) 778-1482                               (202) 551-5850

                                             www.sec.gov





                                             SEC File #
--------------------------------------------------------------------------------
DWS Variable Series II                       811-5002
--------------------------------------------------------------------------------

                                  MAY 1, 2006





                                   PROSPECTUS




                             DWS VARIABLE SERIES II
                      (formerly Scudder Variable Series II)





                                 CLASS A SHARES







================================================================================

                               DWS Technology VIP
                 (formerly Scudder Technology Growth Portfolio)


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.


The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.





                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

Table of Contents



How the Portfolio Works                   Your Investment in the Portfolio

 3  DWS Technology VIP                    13  Buying and Selling Shares

 9  Other Policies and Risks              15  How the Portfolio Calculates
                                              Share Price
 9  Investment Advisor
                                          15  Distributions

                                          15  Taxes



How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down and you could lose money by investing in the portfolio.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS Technology VIP

(formerly Scudder Technology Growth Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the technology sector. For purposes of the portfolio's 80% investment policy, companies in the technology sector must commit at least half of their assets to the technology sector or derive at least half of their revenues or net income from that sector. Examples of industries within the technology sector are semiconductors, software, telecom equipment, computer/hardware, IT services, the Internet and health technology. The portfolio may invest in companies of any size. In addition, the portfolio may invest up to 35% of its net assets in foreign securities.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, innovative products and services, sound financial strength and effective management, among other factors.

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

Top-down analysis. The managers consider the economic outlooks for various industries within the technology sector while looking for those that may benefit from changes in the overall business environment.

In addition, the managers use the support of a quantitative analytic group and its tools to attempt to actively manage the forecasted volatility risk of the portfolio as a whole as compared to funds with a similar investment objective, as well as appropriate benchmarks and peer groups. The managers may favor securities from different industries and companies within the technology sector at different times.

The managers will normally sell a stock when the managers believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting its emphasis on a given technology industry.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures and options, including sales of covered put and call options. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the technology sector of the stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Non-Diversification Risk. The portfolio is classified as "non-diversified." This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the portfolio invested in a larger number of issuers.

Concentration Risk. The portfolio concentrates its investments in the group of industries constituting the technology sector. As a result, factors affecting this sector, such as market price movements, market saturation and rapid product obsolescence will have a significant impact on the portfolio's performance. Additionally, many technology companies are smaller companies that may have limited business lines and financial resources, making them highly vulnerable to business and economic risks.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a function of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

o  growth stocks may be out of favor for certain periods.

This portfolio is designed for investors who who can accept above-average risks and are interested in exposure to a sector that offers attractive long-term growth potential.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index and another relevant index (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

               -21.57     -32.39     -35.52      46.84       1.92       3.74
--------------------------------------------------------------------------------
                2000       2001       2002        2003       2004       2005
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 28.57%, Q4 2001                   Worst Quarter: -33.64%, Q3 2001

2006 Total Return as of March 31: 2.04%


Average Annual Total Returns (%) as of 12/31/2005

                            1 Year           5 Years         Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class A        3.74              -7.54               -0.90
--------------------------------------------------------------------------------
Index 1                     5.26              -3.58               -3.14
--------------------------------------------------------------------------------
Index 2                     2.03              -7.14               -5.03
--------------------------------------------------------------------------------

Index 1: The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values.

Index 2: The Goldman Sachs Technology Index is a modified capitalization-weighted index composed of companies involved in the technology industry.

*    Since 5/1/99. Index comparisons begin 4/30/99.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                        Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.11
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    0.86
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $88            $274           $477          $1,061
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:


Kelly P. Davis                            Brian S. Peters, CFA
Vice President of Deutsche Asset          Vice President of Deutsche Asset
Management and Lead                       Management and Portfolio Manager of
Portfolio Manager of the portfolio.       the portfolio.
 o Joined Deutsche Asset Management        o Joined Deutsche Asset Management
   in 2003 after eight years                 in 1999 and the
   of experience with semiconductors         portfolio in 2005.
   as an associate analyst in              o Prior to joining the portfolio,
   Equities Research with Credit             portfolio manager for Global
   Suisse First Boston, team leader          Equity: London, global equity
   in applications engineering at            analyst for industrials sector,
   Advanced Micro Devices, and               and portfolio analyst for
   in technical roles at Interactive         international institutional
   Silicon, Motorola, Inc. and               accounts.
   Tellabs Operations, Inc.                o BA, University of Alabama,
 o Joined the portfolio in 2005.             Birmingham.
 o BS, Purdue University; MBA,
   University of California, Berkeley.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Technology VIP -- Class A

Years Ended December 31,             2005     2004     2003     2002     2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of      $ 9.01   $ 8.84   $ 6.02   $ 9.36   $13.87
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income (loss)^a    (.03)     .04     (.04)    (.03)     .01
--------------------------------------------------------------------------------
   Net realized and unrealized        .36      .13     2.86    (3.30)   (4.50)
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment              .33      .17     2.82    (3.33)   (4.49)
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income             (.04)      --       --     (.01)    (.02)
--------------------------------------------------------------------------------
Net asset value, end of period     $ 9.30   $ 9.01   $ 8.84   $ 6.02   $ 9.36
--------------------------------------------------------------------------------
Total Return (%)                     3.74     1.92    46.84   (35.52)  (32.39)
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period             199      230      257      219      351
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses (%)                 .86      .83      .86      .80      .81
--------------------------------------------------------------------------------
Ratio of net investment income (%)   (.36)     .43     (.50)    (.37)     .12
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           135      112       66       64       56
--------------------------------------------------------------------------------

^a    Based on average shares outstanding during the period.

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

o The advisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio may use the higher rating. If a security's credit quality falls, the advisor will determine whether selling it would be in the portfolio's best interest.

The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Investment Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, or the subadvisor makes the portfolio's investment decisions, buy and sell securities for the portfolio and conduct research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The portfolio's shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustees' approval of the portfolio's investment management agreement (see "Shareholder reports" on the back cover).

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio's average daily net assets:


Portfolio Name                                       Fee Paid
--------------------------------------------------------------------------------
DWS Technology VIP                                    0.75%
--------------------------------------------------------------------------------

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

            DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

            Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_ settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

--------------------------------------------------------------------------------
Your Investment in the Portfolio


The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


Policies about transactions

The information in this prospectus applies to Class A shares of the portfolio. Class A shares are offered at net asset value. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of DWS Variable Series II (which includes the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, DWS Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the financial advisor's recommendation of the portfolio.

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and the insurance company may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio's shareholders.

o Currently, the Board of Trustees of DWS Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. To the extent that the portfolio invests in such securities, these risks may be more pronounced for certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage").

The portfolio discourages short-term and excessive trading. The portfolio will take steps to detect and deter short-term and excessive trading pursuant to the portfolio's policies as described in this prospectus and approved by the Board.

The portfolio's policies include:

o the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio; and

o the portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolio reserves the right to terminate a separate account's ability to invest in the portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. It is important to note that the advisor and the portfolio does not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the portfolio.
The portfolio's policies and procedures may be modified or terminated at any time.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio.

How the Portfolio Calculates Share Price

To calculate net asset value per share, or NAV, the portfolio uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
             --------------------------------------------  =  NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from their net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If the portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of the portfolio's share.

The discussion above is generally based on the assumption that shares of the portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

                                    This page
                                  intentionally
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

--------------------------------------------------------------------------------
To Get More Information


Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482 or contact DWS Scudder at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.


DWS Scudder Distributors, Inc.               SEC

222 South Riverside Plaza                    100 F Street, N.E.
Chicago, IL 60606-5808                       Washington, D.C. 20549-2001
(800) 778-1482                               (202) 551-5850

                                             www.sec.gov





                                             SEC File #
--------------------------------------------------------------------------------
DWS Variable Series II                       811-5002
--------------------------------------------------------------------------------

                                   MAY 1, 2006

                   PROSPECTUS


                             DWS VARIABLE SERIES II
                      (formerly Scudder Variable Series II)

                                 CLASS A SHARES


==============================================================================================================

DWS Balanced VIP                                         DWS Janus Growth Opportunities VIP
(formerly Scudder Total Return Portfolio)                (formerly SVS Janus Growth Opportunities Portfolio)

DWS Blue Chip VIP                                        DWS Large Cap Value VIP
(formerly Scudder Blue Chip Portfolio)                   (formerly Scudder Large Cap Value Portfolio)

DWS Core Fixed Income VIP                                DWS Legg Mason Aggressive Growth VIP
(formerly Scudder Fixed Income Portfolio)                (formerly SVS Salomon Aggressive Growth Portfolio and
                                                         SVS INVESCO Dynamic Growth Portfolio)
DWS Davis Venture Value VIP
(formerly SVS Davis Venture Value Portfolio)             DWS Mid Cap Growth VIP
                                                         (formerly Scudder Mid Cap Growth Portfolio and
DWS Dreman Financial Services VIP                        Scudder Aggressive Growth Portfolio)
(formerly SVS Dreman Financial Services Portfolio)
                                                         DWS Money Market VIP
DWS Dreman High Return Equity VIP                        (formerly Scudder Money Market Portfolio)
(formerly SVS Dreman High Return Equity Portfolio)
                                                         DWS Oak Strategic Equity VIP
DWS Dreman Small Cap Value VIP                           (formerly SVS Oak Strategic Equity Portfolio)
(formerly SVS Dreman Small Cap Value Portfolio)
                                                         DWS Small Cap Growth VIP
DWS Global Thematic VIP                                  (formerly Scudder Small Cap Growth Portfolio)
(formerly Scudder Global Blue Chip Portfolio)
                                                         DWS Strategic Income VIP
DWS Government & Agency Securities VIP                   (formerly Scudder Strategic Income Portfolio)
(formerly Scudder Government & Agency
Securities Portfolio)                                    DWS Technology VIP
                                                         (formerly Scudder Technology Growth Portfolio)
DWS High Income VIP
(formerly Scudder High Income Portfolio)                 DWS Turner Mid Cap Growth VIP
                                                         (formerly SVS Turner Mid Cap Growth Portfolio)
DWS International Select Equity VIP
(formerly Scudder International Select Equity Portfolio)

DWS Janus Growth & Income VIP
(formerly SVS Janus Growth And Income Portfolio)



This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.


The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.





                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

----------------------------------------------------------------------------------------------------------
Table of Contents


How the Portfolios Work                                                  Your Investment in the
                                                                         Portfolios

  3  DWS Balanced VIP               72  DWS Large Cap Value VIP          124  Buying and Selling Shares

 10  DWS Blue Chip VIP              77  DWS  Legg Mason Aggressive       126  How the Portfolios Calculate
                                        Growth VIP                            Share Price
 15  DWS Core Fixed Income VIP
                                    82  DWS Mid Cap Growth VIP           126  Distributions
 21  DWS Davis Venture Value
     VIP                            87  DWS Money Market VIP             127  Taxes

 26  DWS Dreman Financial           91  DWS Oak Strategic Equity VIP
     Services VIP
                                    95  DWS Small Cap Growth VIP
 31  DWS Dreman High Return
     Equity VIP                    100  DWS Strategic Income VIP

 36  DWS Dreman Small Cap Value    106  DWS Technology VIP
     VIP
                                   112  DWS Turner Mid Cap Growth
 41  DWS Global Thematic VIP            VIP

 46  DWS Government & Agency       117  Other Policies and Risks
     Securities VIP
                                   117  Investment Advisor
 51  DWS High Income VIP
                                   119  Portfolio Subadvisors
 57  DWS International Select
     Equity VIP

 62  DWS Janus Growth & Income
     VIP

 67  DWS Janus Growth
     Opportunities VIP



How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolios is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS Balanced VIP

(formerly Scudder Total Return Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks high total return, a combination of income and capital appreciation.

The portfolio follows a flexible investment program, investing in a mix of growth and value stocks of large and small capitalization companies and bonds. The investment advisor employs a team approach to allocate the portfolio's assets among the various asset classes.

The portfolio can buy many types of securities, among them common stocks, convertible securities, corporate bonds, US government bonds, mortgage- and asset-backed securities and certain derivatives. The portfolio normally invests approximately 60% of its net assets in common stocks and other equity securities and approximately 40% of its net assets in fixed-income securities, including lower-quality debt securities. These percentages will fluctuate in response to changing market conditions, but the portfolio will at all times invest at least 25% of net assets in fixed-income senior securities. Generally, most securities are from US issuers, but the portfolio may invest up to 25% of total assets in foreign securities.

The investment advisor regularly reviews the portfolio's investment allocations and will vary them to favor asset classes that, in their judgment, provide the most favorable return outlook consistent with the portfolio's investment objective. In deciding how to allocate the portfolio's assets, the advisor will evaluate projections of risk, market and economic conditions, volatility, yields and expected returns.

The advisor follows specific strategies in selecting equity and fixed securities for the portfolio.

Equity securities in the portfolio generally include "growth" stocks as well as "value" stocks and normally include stocks of both small and large capitalization companies.

Growth Stocks. In choosing these securities, the investment advisor primarily invests in US companies that it believes offer the potential for sustainable growth of revenue or earnings and whose market values appear reasonable in light of their business prospects. The advisor focuses on high quality growth companies that are leaders or potential leaders in their respective industries. The advisor conducts in-depth company research, examining, among other factors, relative growth rates, innovation, regional and global exposure and management.

Value Stocks. When selecting value stocks, the investment advisor begins by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The advisor then compares a company's stock price to its book value, cash flow and yield, and analyzes individual companies to identify those that are financially sound and appear to have strong potential for long-term growth, but are out of favor with the market.

Small Company Stocks. In selecting stocks of small companies, a quantitative stock valuation model compares each company's stock price to the company's earnings, book value, sales and other measures of performance potential. The advisor also looks for factors that may signal a rebound for a company, whether through a recovery in its markets, a change in business strategy or other factors.

The advisor believes that by combining techniques used by fundamental value investors with extensive growth and earnings analysis it can minimize investment style bias and ultimately produce a "pure" stock selection process that seeks to add value in any market environment. The advisor also incorporates technical analysis to capture short-term price changes and evaluate the market's responsiveness to new information.

The fixed income portion of the portfolio may include both investment grade and lower-quality debt securities, and may include securities of both US and non-US (including emerging market) issuers. The portfolio may also seek bond market and currency exposure through derivative instruments.

US Investment Grade Securities. In selecting these securities for investment, the investment advisor typically:

o assigns a relative value to each bond, based on creditworthiness, cash flow and price;

o determines the value of each issue by examining the issuer's credit quality, debt structure, option value and liquidity risks. The advisor looks to take advantage of any inefficiencies between this value and market trading price;

o uses credit analysis to determine the issuer's ability to fulfill its contracts; and

o determines sector weights based on a combination of long-term strategic targets resulting from quantitative risk/return analysis and shorter term adjustments based on the advisor's current market outlook.

The advisor generally sells these securities when they reach their target price or when there is a negative change in their outlook relative to the other securities held by the portfolio. Bonds may also be sold to facilitate the purchase of an issue with more attractive risk/return characteristics.

High Yield Securities. In selecting these securities for investment, the investment advisor:

o analyzes economic conditions for improving or undervalued sectors and industries;

o uses independent credit research and on-site management visits to evaluate individual issuer's debt service, growth rate, and both downgrade and upgrade potential;

o  assesses new issues versus secondary market opportunities; and

o seeks issues within attractive industry sectors and with strong long-term fundamentals and improving credits.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Derivatives. The portfolio invests in various instruments commonly known as "derivatives," which are contracts whose value is based on, for example, indices, currencies or securities. The portfolio primarily uses futures, options, forward currency transactions and swaps. The investment advisor may use derivatives in circumstances where the advisor believes they offer a more efficient means of gaining exposure to a particular asset class or market. The portfolio may also invest in derivatives to maintain a high level of liquidity to meet shareholder redemptions or other needs while maintaining exposure to the market.

The portfolio uses derivatives in the income portion of its portfolio to shift investment weightings among global and currency markets in an effort to capture short- and medium-term market movements. The portfolio uses these techniques to generate income and enhance returns.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Other Investments

Normally, the portfolio's bond component consists mainly of investment-grade bonds (those in the top four grades of credit quality). However, the portfolio could invest up to 35% of its total assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and typically will have higher volatility and risk of default.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the advisor may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of junk bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Small Company Capitalization Risk. Small company stocks tend to experience steeper price fluctuations -- down as well as up -- than the stocks of larger companies. A shortage of reliable information -- the same information gap that creates opportunity -- can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company's shares.

Foreign Investment Risk. To the extent that the portfolio holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the portfolio's investments or prevent the portfolio from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets, so to the extent the portfolio invests in emerging markets, it takes on greater risks. Finally, the currency of the country in which the portfolio has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of securities, geographical trends or other matters;

o the advisor measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, judged by the advisor to be of equivalent quality. In addition, the advisor applies its own credit quality standards to evaluate securities. If a security's credit quality declines, the advisor will decide what to do with the security, based on the circumstances and its assessment of what would benefit shareholders most; and

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio is designed for investors interested in asset class diversification in a single portfolio that invests in a mix of stocks and bonds.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

   16.76       19.96      15.14       14.81      -2.63      -6.09      -15.17      18.10       6.64       4.30
-------------------------------------------------------------------------------------------------------------------
    1996        1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 13.32%, Q2 1997                   Worst Quarter: -9.91%, Q2 2002

2006 Total Return as of March 31:  3.12%

Average Annual Total Returns (%) as of 12/31/2005

                           1 Year               5 Years                 10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A        4.30                  0.91                     6.55
--------------------------------------------------------------------------------
Index 1                     4.91                  0.54                     9.07
--------------------------------------------------------------------------------
Index 2                     2.43                  5.87                     6.16
--------------------------------------------------------------------------------

Index 1: The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index: 2 The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate issues and mortgage securities.

Total returns would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                        Class A
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee(1)                                                  0.45%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses(2)                                 0.51
--------------------------------------------------------------------------------

(1)  Restated to reflect a new management fee schedule effective May 2, 2005.

(2) Through April 30, 2008, the advisor, the underwriter and the accounting agent have agreed to waive all or a portion of their respective fees and/or reimburse or pay operating expenses to the extent necessary to maintain the portfolio's total operating expenses at 0.51% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares             $52            $164           $285           $640
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of portfolio managers across a range of investment strategies. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio for their investment strategy, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:


Andrew P. Cestone            Inna Okounkova             Julie M. Van Cleave, CFA
Managing Director of         Director of Deutsche       Managing Director of
Deutsche Asset               Asset Management and       Deutsche Asset
Management and Portfolio     Portfolio Manager of       Management
Manager of the portfolio.    the portfolio.             and Portfolio Manager
 o Joined Deutsche            o Joined Deutsche         of the portfolio.
   Asset Management             Asset Management         o Joined Deutsche
   in 1998                      in 1999 as a               Asset Management
   and the portfolio in         quantitative               and the
   2002.                        analyst, becoming          portfolio in 2002.
 o Head of High Yield.          an associate             o Head of Large Cap
 o Previous experience          portfolio manager          Growth Portfolio
   includes five years          in 2001.                   Selection Team.
   as an investment           o Global Asset             o Previous experience
   analyst at Phoenix           Allocation                 includes 18 years
   Investment Partners          portfolio manager:         of investment
   and as a credit              New York.                  industry experience
   officer in the             o Joined the                 at Mason Street
   asset-based lending          portfolio in 2005.         Advisors, as
   group at Fleet             o BS, MS, Moscow             Managing Director
   Financial Group.             State University;          and team leader for
 o BA, University of            MBA, University of         the large cap
   Vermont.                     Chicago.                   investment team.
                                                         o BBA, MBA,
William Chepolis, CFA        Thomas F. Sassi               University of
Managing Director of         Managing Director of          Wisconsin -- Madison.
Deutsche Asset               Deutsche Asset
Management and Portfolio     Management                 Robert Wang
Manager of the portfolio.    and Portfolio Manager      Managing Director of
 o Joined Deutsche           of the portfolio.          Deutsche Asset
   Asset Management in        o Joined Deutsche         Management and
   1998 after 13 years          Asset Management        Portfolio Manager of
   of experience as             in 1996                 the portfolio.
   vice president               and the portfolio        o Joined Deutsche
   and portfolio                in 2004.                   Asset Management in
   manager for Norwest        o Over 33 years of           1995 as a senior
   Bank where                   investment industry        fixed income
   he managed the               experience.                portfolio manager
   bank's fixed income        o BBA, MBA, Hofstra          after 13 years of
   and foreign exchange         University.                experience at
   portfolios.                                             J.P. Morgan & Co.
 o Senior Portfolio                                        trading fixed
   Manager for Mortgage                                    income, derivatives
   Backed Securities:                                      and foreign
   New York.                                               exchange products.
 o Joined the portfolio                                  o Global Asset
   in 2005.                                                Allocation senior
 o BIS, University of                                      portfolio manager:
   Minnesota.                                              New York.
                                                         o Joined the
                                                           portfolio in 2005.
                                                         o BS, The Wharton
                                                           School, University
                                                           of Pennsylvania.


The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

DWS Balanced VIP -- Class A

Years Ended December 31,             2005     2004     2003      2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $22.37    $21.32   $18.66    $22.57   $25.91
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income (loss)^b     .59      .47      .37       .47      .61
--------------------------------------------------------------------------------
   Net realized and unrealized        .34      .93     2.90     (3.81)   (2.20)
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment              .93     1.40     3.27     (3.34)   (1.59)
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income             (.55)    (.35)    (.61)     (.57)    (.80)
--------------------------------------------------------------------------------
   Net realized gain on                --       --       --        --     (.95)
   investment transactions
--------------------------------------------------------------------------------
   Total distributions               (.55)    (.35)    (.61)     (.57)   (1.75)
--------------------------------------------------------------------------------
Net asset value, end of period     $22.75    $22.37  $21.32    $18.66   $22.57
--------------------------------------------------------------------------------
Total Return (%)                     4.30^c   6.64    18.10    (15.17)   (6.09)
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period             653      622      667       640      861
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense      .55      .59      .59       .58      .58
reduction (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense       .53      .59      .59       .58      .58
reduction (%)
--------------------------------------------------------------------------------
Ratio of net investment income (%)   2.66     2.18     1.88      2.32     2.63
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           121^d    131^d    102^d     140      115
--------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities.

^b    Based on average shares outstanding during the period.

^c    Total return would have been lower had certain expenses not been reduced.

^d The portfolio turnover rate including mortgage dollar roll transactions was 122%, 140% and 108% for the periods ended December 31, 2005, December 31, 2004 and December 31, 2003, respectively.

DWS Blue Chip VIP

(formerly Scudder Blue Chip Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital and income.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of large US companies that are similar in size to the companies in the S&P 500 Index (as of March 31, 2006, the S&P 500 Index had a median market capitalization of $11.74 billion) and that the portfolio managers consider to be "blue chip" companies. Blue chip companies are large, well-known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industries and strong management.

The portfolio managers look for "blue chip" companies whose stock price is attractive relative to potential growth. The managers use quantitative stock techniques and fundamental equity analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential.

The managers may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities and issuers.

The managers will normally sell a stock when the managers believe its fundamental factors have changed, other investments offer better opportunities or in the case of adjusting the portfolio's emphasis on or within a given industry.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

While the portfolio invests mainly in US common stocks, it could invest up to 20% of net assets in foreign securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities, geographical trends or other matters;

o  growth stocks may be out of favor for certain periods; and

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors with long-term goals who are interested in a core stock investment may be interested in this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

      13.84       25.24      -7.84      -15.81     -22.11      27.25      16.04       10.06
-----------------------------------------------------------------------------------------------
       1998       1999        2000       2001       2002        2003       2004       2005
-----------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 18.26%, Q4 1998                   Worst Quarter: -17.43%, Q3 2001

2006 Total Return as of March 31:  5.78%

Average Annual Total Returns (%) as of 12/31/2005

                         1 Year        5 Years                Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class A      10.06          1.28                        5.28
--------------------------------------------------------------------------------
Index                      6.27          1.07                        7.38
--------------------------------------------------------------------------------

Index: The Russell 1000 Index is an unmanaged capitalization-weighted price-only index composed of the largest-capitalized US companies whose common stocks are traded in the United States.

*    Since 5/1/97. Index comparison begins 4/30/97.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                          Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.65%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.05
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    0.70
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                  1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares            $72            $224           $390           $871
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Robert Wang                 Jin Chen, CFA              Julie Abbett
Managing Director of        Director of Deutsche       Director of Deutsche
Deutsche Asset              Asset Management and       Asset Management and
Management and Portfolio    Portfolio Manager of       Portfolio Manager of
Manager of the portfolio.   the portfolio.             the portfolio.
o   Joined Deutsche         o   Senior portfolio       o   Senior portfolio
    Asset Management in         manager for Global         manager for Global
    1995 as portfolio           Strategies: New            Quantitative
    manager for asset           York.                      Equity: New York.
    allocation after 13     o   Joined Deutsche        o   Joined Deutsche
    years of experience         Asset Management in        Asset Management in
    of trading fixed            1999; prior to             2000 after four
    income and                  that, served as            years of combined
    derivative                  portfolio manager          experience as a
    securities at J.P.          for Absolute Return        consultant with
    Morgan.                     Strategies and as a        equity trading
o   Global Asset                fundamental equity         services for BARRA,
    Allocation Senior           analyst and                Inc. and a product
    Portfolio Manager:          portfolio manager          developer for
    New York.                   for Thomas White           FactSet Research.
o   Joined the portfolio        Asset Management.      o   Joined the
    in 2003.                o   Joined the                 portfolio in 2006.
o   BS, The Wharton             portfolio in 2006.     o   BA, University of
    School, University      o   BS, Nanjing                Connecticut.
    of Pennsylvania.            University; MS,
                                Michigan State
                                University.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Blue Chip VIP -- Class A

Years Ended December 31,             2005     2004     2003      2002     2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of      $13.65   $11.84   $ 9.37    $12.07   $14.41
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income (loss)^a     .14      .13      .08       .07      .05
--------------------------------------------------------------------------------
   Net realized and unrealized       1.22     1.76     2.45     (2.73)   (2.33)
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment             1.36     1.89     2.53     (2.66)   (2.28)
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income             (.13)    (.08)    (.06)     (.04)    (.06)
--------------------------------------------------------------------------------
Net asset value, end of period     $14.88   $13.65   $11.84    $ 9.37   $12.07
--------------------------------------------------------------------------------
Total Return (%)                    10.06    16.04    27.25    (22.11)  (15.81)
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period             294      283      242       174      240
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses (%)                 .70      .70      .71       .69      .69
--------------------------------------------------------------------------------
Ratio of net investment income (%)   1.00     1.08      .82       .65      .42
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           288      249      182       195      118
--------------------------------------------------------------------------------

^a    Based on average shares outstanding during the period.

DWS Core Fixed Income VIP

(formerly Scudder Fixed Income Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks high current income. The portfolio invests for current income, not capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its assets, plus the amount of any borrowings for investment purposes, determined at the time of purchase, in fixed income securities. Fixed income securities include those of the US Treasury, as well as US government agencies and instrumentalities, corporate, mortgage-backed and asset-backed securities, taxable municipal and tax-exempt municipal bonds and liquid Rule 144A securities.

The portfolio invests primarily in investment-grade fixed income securities rated within the top three credit rating categories. The portfolio may invest up to 20% of its total assets in investment-grade fixed income securities rated within the fourth highest credit rating category. The portfolio may invest up to 25% of its total assets in US dollar-denominated securities of foreign issuers and governments. The portfolio may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event the portfolio managers determine that securities meeting the portfolio's investment objective are not readily available for purchase. The portfolio's investments in foreign issuers are limited to US dollar-denominated securities to avoid currency risk.

The portfolio managers utilize a core US fixed income strategy that seeks to add incremental returns to the Lehman Brothers Aggregate Bond Index. In managing the portfolio, the managers generally use a "bottom-up" approach. The managers focus on the securities and sectors they believe are undervalued relative to the market, rather than relying on interest rate forecasts. The managers seek to identify pricing inefficiencies of individual securities in the fixed-income market. Normally, the average duration of the portfolio will be kept within 0.25 years of the duration of the Lehman Brothers Aggregate Bond Index.

Company research lies at the heart of the portfolio's investment process. In selecting individual securities for investment, the portfolio managers:

o assign a relative value, based on creditworthiness, cash flow and price, to each bond;

o determine the intrinsic value of each issue by examining credit, structure, option value and liquidity risks. The managers look to exploit any inefficiencies between intrinsic value and market trading price;

o use credit analysis to determine the issuer's ability to pay interest and repay principal on its bonds; and

o subordinate sector weightings to individual bonds that may add above-market value.

Portfolio Maturity. The portfolio managers intend to maintain a dollar weighted effective average portfolio maturity of five to ten years. Subject to its portfolio maturity policy, the portfolio may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of bonds rated below the top three rating categories may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investment Risk. To the extent that the portfolio holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the portfolio's investments or prevent the portfolio from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. Finally, the currency of the country in which the portfolio has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Derivatives Risk. Although not one of its principal investment strategies, the portfolio may invest in certain types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency for which it is acting as a substitute; derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses that it could have if it had not entered into these transactions. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Another factor that could affect performance is:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio is designed for individuals who are seeking to earn higher current income than an investment in money market funds may provide.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                9.04       7.93       -2.06       9.90       5.71       8.01        5.13       4.53       2.25
-------------------------------------------------------------------------------------------------------------------
                1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 4.14%, Q3 2002                    Worst Quarter: -2.36%, Q2 2004

2006 Total Return as of March 31:  -0.58%


Average Annual Total Returns (%) as of 12/31/2005

                          1 Year       5 Years                Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class A       2.25          5.11                        5.54
--------------------------------------------------------------------------------
Index                      2.43          5.87                        6.64
--------------------------------------------------------------------------------

Index: The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate issues and mortgage securities.

*    Since 5/1/96. Index comparison begins 4/30/96.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.60%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.07
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    0.67
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares               $68            $214           $373           $835
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio's subadvisor is Aberdeen Asset Management, Inc. A team approach is utilized with respect to the day-to-day management of the portfolio. Portfolio decisions are made jointly by the senior members of the management team. The following members of the management team handle the day-to-day operations of the portfolio:


Gary W. Bartlett, CFA        Warren S. Davis, III       Thomas J. Flaherty
o   Head of US Fixed         o   Senior portfolio       o   Senior portfolio
    Income and senior            manager for                manager for
    portfolio                    mortgage- and              corporate and
    manager specializing         asset-backed fixed         taxable municipal
    in taxable municipal,        income investments:        fixed income
    utility and                  Philadelphia.              investments:
    government fixed         o   Joined Aberdeen            Philadelphia.
    income investments:          Asset Management       o   Joined Aberdeen
    Philadelphia.                Inc. in 2005 and           Asset Management
o   Joined Aberdeen Asset        the portfolio in           Inc. in 2005 and
    Management Inc. in           2002.                      the portfolio in
    2005 and the             o   Formerly, Managing         2002.
    portfolio in 2002.           Director of            o   Formerly, Managing
o   Formerly, Managing           Deutsche Asset             Director of
    Director of Deutsche         Management; joined         Deutsche Asset
    Asset Management;            Deutsche Asset             Management; joined
    joined Deutsche Asset        Management in 1995         Deutsche Asset
    Management in 1992           after nine years of        Management in 1995
    after nine years of          experience as a            after 10 years of
    experience as an             trader, analyst and        fixed income
    analyst and fixed            developer of analytical    experience,
    income portfolio             and risk management        including vice
    manager at PNC               systems for Paine          president for US
    Financial and credit         Webber and Merrill         taxable fixed
    analyst at First             Lynch.                     income securities
    Pennsylvania Bank.       o   BS, Pennsylvania           at Prudential
o   BA, Bucknell                 State University;          Securities.
    University; MBA,             MBA, Drexel            o   BA, SUNY Stony
    Drexel University.           University.                Brook.

J. Christopher Gagnier      Timothy C. Vile, CFA       William T. Lissenden
 o Head of Core Plus         o Senior portfolio         o Portfolio manager
   Fixed Income product        manager for Core           for Core Fixed
   and senior portfolio        Fixed Income               Income:
   manager for corporate       and Global Aggregate       Philadelphia.
   and commercial              Fixed Income:            o Joined Aberdeen
   mortgages:                  Philadelphia.              Asset Management
   Philadelphia.             o Joined Aberdeen            Inc. in 2005 and
 o Joined Aberdeen Asset       Asset Management           the portfolio in
   Management Inc. in          Inc. in 2005 and           2003.
   2005 and the                the portfolio in         o Formerly, Director
   portfolio in 2002.          2004.                      of Deutsche Asset
 o Formerly, Managing        o Formerly, Managing         Management; joined
   Director of Deutsche        Director of                Deutsche Asset
   Asset Management;           Deutsche Asset             Management in 2002
   joined Deutsche Asset       Management; joined         after 31 years of
   Management in 1997          Deutsche Asset             experience,
   after 17 years of           Management in 1991         including fixed
   experience in fixed         as member of Core          income strategist
   income investments          Fixed Income;              and director of
   at PaineWebber and          seconded to the            research at
   Continental Bank.           London office from         Conseco Capital
 o BS, The Wharton             January 1999 to            Management,
   School, University of       June 2002 to design        director of fixed
   Pennsylvania; MBA,          and develop the            income research
   University of Chicago.      firm's European            and product
                               Credit and Global          management at
Daniel R. Taylor, CFA          Aggregate                  Prudential
 o Senior portfolio            capabilities;              Securities and
   manager for                 before joining the         national sales
   asset-backed and            firm, he had six           manager for fixed
   commercial mortgage         years of experience        income securities
   fixed income                that included              at Prudential
   investments:                portfolio manager          Securities.
   Philadelphia.               for fixed income         o BS, St. Peter's
 o Joined Aberdeen Asset       portfolios at              College; MBA,
   Management Inc. in          Equitable Capital          Baruch College.
   2005 and the                Management.
   portfolio in 2002.        o BS, Susquehanna
 o Formerly, Managing          University.
   Director of Deutsche
   Asset Management;
   joined Deutsche Asset
   Management in 1998
   after six years of
   experience as fixed
   income portfolio
   manager and senior
   credit analyst for
   CoreStates Investment
   Advisors.
 o BS, Villanova
   University.


The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Core Fixed Income VIP -- Class A

Years Ended December 31,            2005     2004     2003      2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $12.07   $12.16   $11.98    $11.48   $11.45
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income^b           .47      .50      .45       .53      .62
--------------------------------------------------------------------------------
   Net realized and unrealized      (.21)     .05      .14       .37      .01
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment             .26      .55      .59       .90      .63
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income            (.41)    (.43)    (.41)     (.40)    (.60)
--------------------------------------------------------------------------------
   Net realized gain on             (.11)    (.21)      --        --       --
   investment transactions
--------------------------------------------------------------------------------
   Total distributions              (.52)    (.64)    (.41)     (.40)    (.60)
--------------------------------------------------------------------------------
Net asset value, end of period    $11.81   $12.07   $12.16    $11.98   $11.48
--------------------------------------------------------------------------------
Total Return (%)                    2.25     4.53     5.13      8.01     5.71
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period            252      210      201       216      134
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses (%)                .67      .66      .66       .65      .64
--------------------------------------------------------------------------------
Ratio of net investment income (%)  3.96     4.18     3.75      4.57     5.46
--------------------------------------------------------------------------------
Portfolio turnover rate (%)          164^c    185^c    229^c     267      176
--------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities.

^b    Based on average shares outstanding during the period.

^c The portfolio turnover rate including mortgage dollar roll transactions was 176%, 204% and 265% for the years ended December 31, 2005, December 31, 2004, and December 31, 2003, respectively.

DWS Davis Venture Value VIP

(formerly SVS Davis Venture Value Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital.

The portfolio invests primarily in common stock of US companies with market capitalizations of at least $5 billion.

The portfolio managers select common stocks of well-managed companies with durable business models that can be purchased at attractive valuations relative to their intrinsic value. The portfolio managers look for companies with sustainable growth rates selling at modest price-earnings multiples that the portfolio managers hope will expand as other investors recognize the company's true worth. The portfolio managers believe that by combining a sustainable growth rate with a gradually expanding multiple, these rates compound and can generate returns that could exceed average returns earned by investing in large capitalization domestic stocks.

The portfolio managers consider selling a company if they believe the stock's market price exceeds their estimates of intrinsic value, or if the ratio of the risks and rewards of continuing to own the company is no longer attractive.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Other Investments

The portfolio may also invest in foreign companies and US companies with smaller market capitalizations.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Value Investing Risk. As with any investment strategy, the "value" strategy used in managing the portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Another factor that could affect performance is:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters.

Investors with long-term goals who want a core stock investment may be interested in this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Return (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                                    -15.79      29.84      11.83       9.64
--------------------------------------------------------------------------------
                                     2002        2003       2004       2005
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 17.04%, Q2 2003                   Worst Quarter: -12.70%, Q3 2002

2006 Total Return as of March 31:  2.67%

Average Annual Total Returns (%) as of 12/31/2005

                         1 Year                           Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class A      9.64                                  5.32
--------------------------------------------------------------------------------
Index                     7.05                                  5.95
--------------------------------------------------------------------------------

Index: The Russell 1000 Value Index is an unmanaged index which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

*    Since 5/1/01. Index comparison begins 4/30/01.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                          Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.94%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.08
--------------------------------------------------------------------------------
Total Annual Operating Expenses(1)                                 1.02
--------------------------------------------------------------------------------

(1) Pursuant to their respective agreements with DWS Variable Series II, the advisor, the underwriter and the accounting agent have agreed, through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of DWS Davis Venture Value VIP to 0.853%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years        5 Years        10 Years
=-------------------------------------------------------------------------------
Class A shares               $104           $325           $563          $1,248
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio's subadvisor is Davis Selected Advisers, L.P. The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The portfolio managers are Christopher C. Davis and Kenneth Charles Feinberg, who have each managed the portfolio since inception. Mr. Davis is Chief Executive Officer of Davis Selected Advisers, L.P. and manages several funds advised by the firm. Mr. Davis began his investment career and joined the subadvisor in 1988. Mr. Feinberg also manages several funds advised by Davis Selected Advisers, L.P. He began his investment career in 1987 and joined the subadvisor in 1994 as a research analyst.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Davis Venture Value VIP -- Class A

Years Ended December 31,            2005     2004     2003      2002    2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $11.48   $10.31   $ 7.99    $ 9.50  $10.00
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income (loss)^b    .09      .08      .06       .05     .03
--------------------------------------------------------------------------------
   Net realized and unrealized      1.01     1.14     2.31     (1.55)   (.53)
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment            1.10     1.22     2.37     (1.50)   (.50)
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income            (.09)    (.05)    (.05)     (.01)     --
--------------------------------------------------------------------------------
Net asset value, end of period    $12.49   $11.48   $10.31    $ 7.99  $ 9.50
--------------------------------------------------------------------------------
Total Return (%)                    9.64^c  11.83    29.84    (15.79)  (5.00)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period            309      268      220       160     109
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense    1.02     1.05     1.01      1.02    1.09*
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense      .96     1.05     1.01      1.02    1.09*
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income (%)   .78      .74      .62       .62     .48*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)            8        3        7        22      15*
--------------------------------------------------------------------------------

^a For the period from May 1, 2001 (commencement of operations) to December 31, 2001.

^b    Based on average shares outstanding during the period.

^c Reimbursement of $621 due to disposal of investments in violation of restrictions had no effect on total return.

*     Annualized

**    Not annualized

DWS Dreman Financial Services VIP

(formerly SVS Dreman Financial Services Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks to provide long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities (mainly common stocks) of financial services companies. These may include companies of any size that commit at least half of their assets to the financial services sector, or derive at least half of their revenues or net income from that sector. The major types of financial services companies are banks, insurance companies, savings and loans, securities brokerage firms and diversified financial companies.

The portfolio managers begin by screening for financial services stocks whose price-to-earnings ratios are below the average for the Standard & Poors Financial Index. The managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

The managers assemble the portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various financial industries. The managers may favor securities from different industries in the financial sector at different times, while still maintaining variety in terms of industries and companies represented.

The portfolio normally will sell a stock when the managers believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the emphasis on a given industry.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 30% of total assets in foreign securities, and up to 20% of net assets in investment-grade debt securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures and options. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, financial services company stocks. When prices of these stocks fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Value Investing Risk. As with any investment strategy, the "value" strategy used in managing the portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Concentration Risk. The portfolio concentrates its investments in companies in the financial services sector. A portfolio with a concentrated portfolio is vulnerable to the risks of the industry or industries in which it invests and is subject to greater risks and market fluctuations than portfolios investing in a broader range of industries.

Non-Diversification Risk. The portfolio is classified as "non-diversified." This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the portfolio invested in a larger number of issuers.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters;

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty; and

o a bond could fall in credit quality, go into default, or decrease in value for various reasons, including a change in prevailing interest rates.

This portfolio may be appropriate for long-term investors who want to gain exposure to the financial services sector and can accept the above-average risks of a sector-specific investment.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index and one other relevant index (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

      -5.05      27.04      -4.86       -8.51      28.13      12.00       -0.07
--------------------------------------------------------------------------------
      1999        2000       2001       2002        2003       2004       2005
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 22.35%, Q3 2000                   Worst Quarter: -15.86%, Q3 2002

2006 Total Return as of March 31:  3.68%


Average Annual Total Returns (%) as of 12/31/2005

                        1 Year             5 Years             Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class A     -0.07               4.54                    5.18
--------------------------------------------------------------------------------
Index 1                   4.91               0.54                    3.09
--------------------------------------------------------------------------------
Index 2                   6.47               3.76                    5.75
--------------------------------------------------------------------------------

Index 1: The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2: The S&P Financial Index is an unmanaged index generally representative of the financial stock market.

*    Since 5/4/98. Index comparisons begin 4/30/98.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                          Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                    None
--------------------------------------------------------------------------------
Other Expenses                                                     0.14
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    0.89
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares             $91            $284           $493          $1,096
--------------------------------------------------------------------------------


The Portfolio Managers

The portfolio's subadvisor is Dreman Value Management L.L.C. The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

David N. Dreman                           F. James Hutchinson
Chairman and CIO of the subadvisor and    Managing Director of the subadvisor
Lead Manager of the portfolio.            and Portfolio Manager of the
 o Began investment career in 1957.       portfolio.
 o Joined the portfolio in 1998.           o Began investment career in 1986.
 o Founder and Chairman, Dreman Value      o Joined the portfolio in 2001.
   Management L.L.C. since 1977.           o Prior to joining Dreman Value
                                             Management, L.L.C. in 2000,
                                             associated with The Bank of
                                             New York for over 30 years in
                                             both the corporate finance and
                                             trust/investment management
                                             areas, including President of
                                             The Bank of New York (NJ).

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Dreman Financial Services VIP -- Class A

Years Ended December 31,            2005      2004     2003      2002     2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $13.60    $12.33   $ 9.79    $10.78   $11.53
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income (loss)^a    .27       .23      .20       .15      .14
--------------------------------------------------------------------------------
   Net realized and unrealized      (.30)     1.23     2.50     (1.06)    (.71)
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment            (.03)     1.46     2.70      (.91)    (.57)
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income            (.24)     (.20)    (.16)     (.08)    (.13)
--------------------------------------------------------------------------------
   Net realized gain on               --        --       --        --     (.05)
   investment transactions
--------------------------------------------------------------------------------
   Total distributions              (.24)     (.20)    (.16)     (.08)    (.18)
--------------------------------------------------------------------------------
Net asset value, end of period    $13.33    $13.60   $12.33    $ 9.79   $10.78
--------------------------------------------------------------------------------
Total Return (%)                    (.07)    12.00    28.13    (8.51)    (4.86)
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period            120       145      143       120      117
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses                    .89       .84      .86       .83      .86
--------------------------------------------------------------------------------
Ratio of net investment income (%)  2.10      1.79     1.84      1.44     1.31
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           27         8        7        13       22
--------------------------------------------------------------------------------

^a    Based on average shares outstanding during the period.

DWS Dreman High Return Equity VIP

(formerly SVS Dreman High Return Equity Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks to achieve a high rate of total return.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities. The portfolio focuses on stocks of large US companies that are similar in size to the companies in the S&P 500 Index (as of March 31, 2006, the S&P 500 Index had a median market capitalization of $11.74 billion) and that the portfolio managers believe are undervalued. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the portfolio can invest in stocks of any economic sector, at times it may emphasize the financial services sector or other sectors (in fact, it may invest more than 25% of total assets in a single sector).

The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth and income.

The managers assemble the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The managers may favor securities from different sectors and industries at different times, while still maintaining variety in terms of industries and companies represented.

The managers normally will sell a stock when it reaches a target price, its fundamental factors have changed or when other investments offer better opportunities.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

The portfolio may invest up to 20% of net assets in US dollar-denominated American Depository Receipts and in securities of foreign companies traded principally in securities markets outside the US.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may also use derivatives in circumstances where the portfolio believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Value Investing Risk. As with any investment strategy, the "value" strategy used in managing the portfolio's portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio may serve investors with long-term goals who are interested in a large-cap value portfolio that may focus on certain sectors of the economy.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

      -11.16      30.52       1.69      -18.03      32.04      13.95       7.92
--------------------------------------------------------------------------------
       1999        2000       2001       2002        2003       2004       2005
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 20.80%, Q2 2003                   Worst Quarter: -17.32%, Q3 2002

2006 Total Return as of March 31:  2.82%

Average Annual Total Returns (%) as of 12/31/2005

                         1 Year           5 Years              Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class A      7.92              6.24                     6.45
--------------------------------------------------------------------------------
Index                     4.91              0.54                     3.09
--------------------------------------------------------------------------------

Index: The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

*    Since 5/4/98. Index comparison begins 4/30/98.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                          Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.73%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.05
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    0.78
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares             $80            $249           $433           $966
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio's subadvisor is Dreman Value Management L.L.C. The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:


David N. Dreman                           F. James Hutchinson
Chairman and CIO of the subadvisor and    Managing Director of the subadvisor
Co-Manager of the portfolio.              and Co-Manager of the portfolio.
 o Began investment career in 1957.        o  Began investment career in 1986.
 o Joined the portfolio in 1998.           o  Joined the portfolio in 2002.
 o Founder and Chairman, Dreman Value      o  Prior to joining Dreman Value
   Management L.L.C. since 1977.              Management, L.L.C. in 2000,
                                              associated with The Bank of
                                              New York for over 30 years in
                                              both the corporate finance and
                                              trust/investment management
                                              areas, including President of The
                                              Bank of New York (NJ).

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Dreman High Return Equity VIP -- Class A

Years Ended December 31,             2005     2004     2003      2002     2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of      $12.65   $11.29   $ 8.76    $10.81   $10.77
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income (loss)^a     .24      .23      .20       .21      .19
--------------------------------------------------------------------------------
   Net realized and unrealized        .75     1.32     2.53     (2.13)    (.01)
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment              .99     1.55     2.73     (1.92)     .18
   operations
--------------------------------------------------------------------------------
Less distributions from:             (.23)    (.19)    (.20)     (.09)    (.14)
   Net investment income
--------------------------------------------------------------------------------
   Net realized gain on                --       --       --      (.04)      --
   investment transactions
--------------------------------------------------------------------------------
   Total distributions               (.23)    (.19)    (.20)     (.13)    (.14)
--------------------------------------------------------------------------------
Net asset value, end of period     $13.41   $12.65   $11.29    $ 8.76   $10.81
--------------------------------------------------------------------------------
Total Return (%)                     7.92    13.95    32.04    (18.03)    1.69
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period             785      747      672       510      443
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses (%)                 .78      .78      .79       .79      .82
--------------------------------------------------------------------------------
Ratio of net investment income (%)   1.84     1.96     2.14      2.21     1.78
--------------------------------------------------------------------------------
Portfolio turnover rate (%)            10        9       18        17       16
--------------------------------------------------------------------------------

^a    Based on average shares outstanding during the period.

DWS Dreman Small Cap Value VIP

(formerly SVS Dreman Small Cap Value Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small US companies, which the portfolio defines as companies that are similar in market value to those in the Russell 2000 Value Index (as of March 31, 2006, the Russell 2000 Value Index had a median market capitalization of $656 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

The portfolio managers begin their stock selection process by screening stocks of small companies with below market price-to-earnings (P/E) ratios. The managers then seek companies with a low price compared to the book value, cash flow and yield and analyze individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group, the managers then complete their fundamental analysis and make their buy decisions from a group of the most attractive stocks, drawing on analysis of economic outlooks for various industries. The managers may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities and issuers represented.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The managers will normally sell a stock when it no longer qualifies as a small company, when its P/E rises above that of the Index, its fundamentals change or other investments offer better opportunities.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 20% of net assets in foreign securities.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case the small company portion of the US stock market. When small company stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Value Investing Risk. As with any investment strategy, the "value" strategy used in managing the portfolio's portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Small Company Risk. To the extent that the portfolio invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price than the stocks of larger companies. A shortage of reliable information, typical with small company investing, can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. In addition, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell. Finally, the valuation of such securities often depends on future expectations.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio is designed for value-oriented investors who are interested in small-cap market exposure.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio, operated with a different investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio's current policies and advisory agreement had been in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

               21.73      -11.25      2.80        4.05      17.63      -11.43      42.15      26.03       10.25
-------------------------------------------------------------------------------------------------------------------
                1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 21.84%, Q2 2003                   Worst Quarter: -22.47%, Q3 1998

2006 Total Return as of March 31:  14.59%

Average Annual Total Returns (%) as of 12/31/2005

                         1 Year          5 Years                Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class A     10.25             15.53                       9.59
--------------------------------------------------------------------------------
Index                     4.71             13.55                      12.74
--------------------------------------------------------------------------------

Index: The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

*    Since 5/1/96. Index comparison begins 4/30/96.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.04
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    0.79
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $81            $252           $439           $978
--------------------------------------------------------------------------------



The Portfolio Managers

The portfolio's subadvisor is Dreman Value Management, L.L.C. The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:


David N. Dreman                           Nelson Woodward
Chairman and CIO of the subadvisor and    Managing Director of the subadvisor
Co-Manager of the portfolio.              and Co-Manager of the portfolio.
 o Began investment career in 1957.        o Began investment career in 1957.
 o Joined the portfolio in 2002.           o Joined the portfolio in 2002.
 o Founder and Chairman, Dreman Value
   Management, L.L.C. since 1977.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio and operated with a different goal and investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio's current policies and advisory agreement had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Dreman Small Cap Value VIP -- Class A

Years Ended December 31,            2005     2004     2003      2002     2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $20.05   $16.06   $11.66    $13.21   $11.23
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income (loss)^a    .19      .17      .19       .17      .09
--------------------------------------------------------------------------------
   Net realized and unrealized      1.67     3.98     4.55     (1.67)    1.89
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment            1.86     4.15     4.74     (1.50)    1.98
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income            (.15)    (.16)    (.15)     (.05)      --
--------------------------------------------------------------------------------
   Net realized gain on            (1.78)      --    ( .19)       --       --
   investment transactions
--------------------------------------------------------------------------------
   Total distributions             (1.93)    (.16)    (.34)     (.05)      --
--------------------------------------------------------------------------------
Net asset value, end of period    $19.98   $20.05   $16.06    $11.66   $13.21
--------------------------------------------------------------------------------
Total Return (%)                   10.25    26.03    42.15    (11.43)   17.63
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period            493      467      354       250      194
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses (%)                .79      .79      .80       .81      .79
--------------------------------------------------------------------------------
Ratio of net investment income (%)   .96      .96     1.46      1.28      .77
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           61       73       71        86       57
--------------------------------------------------------------------------------

^a    Based on average shares outstanding during the period.

DWS Global Thematic VIP

(formerly Scudder Global Blue Chip Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital growth.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of companies throughout the world that the portfolio manager considers to be "blue chip" companies. Blue chip companies are large, well known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industries and strong management.

In seeking investment opportunities, the portfolio manager views the globe as a single integrated marketplace, examining all regions and countries. The manager seeks to identify global trends -- or themes -- that can help identify stocks that may benefit over the long term. Using these themes as a guide, the manager then builds the portfolio from the bottom up, choosing what he believes are the best companies, regardless of geographic boundaries.

The manager may favor securities from different companies and industries at different times, while still maintaining variety in terms of the companies and industries represented.

The portfolio normally will sell a stock when the manager believes it has reached its fair value, when its fundamental factors have changed or when adjusting its exposure to a given country or industry.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% policy.

Other Investments

While most of the portfolio's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The portfolio may also invest up to 5% of total assets in junk bonds, (i.e., grade BB/Ba and below). Compared to investment grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case US and foreign stock markets. When US and foreign stock prices fall, especially prices of large company stocks, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Another factor that could affect performance is:

o the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different securities, geographical trends or other matters.

If you are interested in large-cap stocks and want to look beyond US markets, this portfolio may be appropriate for you.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

    26.70      -3.36      -15.48     -15.77      29.13      14.76       22.94
--------------------------------------------------------------------------------
    1999        2000       2001       2002        2003       2004       2005
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 18.36%, Q4 1999                   Worst Quarter: -16.17%, Q3 2002

2006 Total Return as of March 31:  13.15%

Average Annual Total Returns (%) as of 12/31/2005

                          1 Year           5 Years              Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class A       22.94             5.34                     5.94
--------------------------------------------------------------------------------
Index                       9.49             2.18                     3.50
--------------------------------------------------------------------------------

Index: The MSCI World Index is an unmanaged capitalization-weighted measure of stock markets around the world, including North America, Europe, Australia and Asia.

*    Since 5/5/98. Index comparison begins 4/30/98.

Total returns would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     1.00%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                    None
--------------------------------------------------------------------------------
Other Expenses                                                     0.41
--------------------------------------------------------------------------------
Total Annual Operating Expenses(1)                                 1.41
--------------------------------------------------------------------------------

(1) Pursuant to their respective agreements with DWS Variable Series II, the advisor, the underwriter and the accounting agent have agreed, through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of DWS Global Thematic VIP to 1.04%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $144           $446           $771          $1,691
--------------------------------------------------------------------------------

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

Oliver Kratz
Managing Director of Deutsche Asset
Management and Lead Portfolio Manager
of the portfolio.
 o Joined Deutsche Asset Management in 1996 and the portfolio in 2003.
 o Head of global portfolio selection team for Alpha Emerging Markets Equity:
   New York.
 o Prior to that, two years of experience at Merrill Lynch, Brown Brothers Harriman and McKinsey & Co.; authored Frontier Emerging Markets Securities Price Behavior and Valuation; Kluwers Academic Publishers, 1999.
 o BA, Tufts University and Karlova University; MALD and Ph.D, The Fletcher School, administered jointly by Harvard University and Tufts University.

The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Global Thematic VIP -- Class A

Years Ended December 31,             2005     2004     2003      2002     2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of      $11.78   $10.39   $ 8.08    $ 9.64   $11.81
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income (loss)^a     .12      .04      .09       .07      .08
--------------------------------------------------------------------------------
   Net realized and unrealized       2.58     1.48     2.25     (1.57)   (1.90)
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment             2.70     1.52     2.34     (1.50)   (1.82)
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income             (.04)    (.13)    (.03)     (.06)      --
--------------------------------------------------------------------------------
   Net realized gain on                --       --       --        --     (.35)
   investment transactions
--------------------------------------------------------------------------------
   Total distributions               (.04)    (.13)    (.03)     (.06)    (.35)
--------------------------------------------------------------------------------
Net asset value, end of period     $14.44   $11.78   $10.39    $ 8.08   $ 9.64
--------------------------------------------------------------------------------
Total Return (%)                    22.94^b  14.76    29.13^b  (15.77)  (15.48)
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period              85       63       55        43       44
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense     1.41     1.44     1.48      1.32     1.24
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense      1.28     1.43     1.17      1.32     1.24
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income (%)    .98      .38     1.02       .79      .76
--------------------------------------------------------------------------------
Portfolio turnover rate (%)            95       81       65        41       52
--------------------------------------------------------------------------------

^a    Based on average shares outstanding during the period.

^b    Total return would have been lower had certain expenses not been reduced.

DWS Government & Agency Securities VIP

(formerly Scudder Government & Agency Securities Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks high current income consistent with preservation of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities. US government-related debt instruments in which the portfolio may invest include:

o  direct obligations of the US Treasury;

o securities such as Ginnie Maes which are mortgage-backed securities issued and guaranteed by the Government National Mortgage Association (GNMA) and supported by the full faith and credit of the United States; and

o securities issued or guaranteed, as to their payment of principal and interest, by US government agencies or government sponsored entities, some of which may be supported only by the credit of the issuer.

The portfolio normally invests all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities, except the portfolio may invest up to 10% of its net assets in cash equivalents, such as money market funds, and short-term bond funds. These securities may not be issued or guaranteed by the US government, its agencies or instrumentalities. The portfolio may use derivative instruments as described in "Other Investments."

In deciding which types of government bonds to buy and sell, the portfolio manager first considers the relative attractiveness of Treasuries compared to other US government and agency securities and determine allocations for each. His decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, the manager reviews each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use specialized analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

The manager may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on his outlook for interest rates.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Credit Quality Policies

This portfolio normally invests substantially all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.

Other Investments

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio focuses its investments on mortgage-related securities, it is more vulnerable to both of these risks.

Agency Risk. Some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality while other government securities have an additional line of credit with the US Treasury. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. The full faith and credit guarantee of the US government doesn't protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Another factor that could affect performance is:

o the manager could be incorrect in his analysis of economic trends, the relative attractiveness of different securities or other matters.

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by US government securities.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

    2.56        8.96       7.03       0.68       10.93       7.48       8.05        2.26       3.75       2.57
-------------------------------------------------------------------------------------------------------------------
    1996        1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:
Best Quarter: 4.13%, Q3 2001                    Worst Quarter: -1.99%, Q1 1996

2006 Total Return as of March 31: -0.16%

Average Annual Total Returns (%) as of 12/31/2005

                      1 Year             5 Years                     10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A    2.57               4.80                        5.38
--------------------------------------------------------------------------------
Index                   3.21               5.43                        6.19
--------------------------------------------------------------------------------

Index: The Lehman Brothers GNMA Index is an unmanaged market value-weighted measure of all fixed rate securities backed by mortgage pools of the Government National Mortgage Association.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.55%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.08
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    0.63
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares          $64            $202           $351           $786
--------------------------------------------------------------------------------

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

William Chepolis, CFA
Managing Director of Deutsche Asset
Management
and Portfolio Manager of the portfolio.
 o Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.
 o Senior Portfolio Manager for Mortgage Backed Securities: New York.
 o Joined the portfolio in 2002.
 o BIS, University of Minnesota.

The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Government & Agency Securities VIP -- Class A

Years Ended December 31,            2005     2004     2003      2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $12.55   $12.54   $12.84    $12.32   $11.96
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income^b           .51      .44      .31       .62      .61
--------------------------------------------------------------------------------
   Net realized and unrealized      (.20)     .03     (.04)      .35      .25
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment             .31      .47      .27       .97      .86
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income            (.50)    (.35)    (.35)     (.45)    (.50)
--------------------------------------------------------------------------------
   Net realized gain on             (.10)    (.11)    (.22)       --       --
   investment transactions
--------------------------------------------------------------------------------
   Total distributions              (.60)    (.46)    (.57)     (.45)    (.50)
--------------------------------------------------------------------------------
Net asset value, end of period    $12.26   $12.55   $12.54    $12.84   $12.32
--------------------------------------------------------------------------------
Total Return (%)                    2.57^e   3.75^d   2.26      8.05     7.48
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period            243      280      347       551      305
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses (%)                .63      .61      .61       .59      .60
--------------------------------------------------------------------------------
Ratio of net investment income (%)  4.17     3.59     2.50      4.96     5.06
--------------------------------------------------------------------------------
Portfolio turnover rate (%)          191^c    226^c    511^c     534^c    334
--------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities.

^b    Based on average shares outstanding during the period.

^c The portfolio turnover rate including mortgage dollar roll transactions was 325%, 391%, 536% and 651% for the periods ended December 31, 2005, December 31, 2004, December 31, 2003 and December 31, 2002, respectively.

^d Reimbursement of $2,420 due to disposal of investments in violation of restrictions had no effect on total return.

^e Reimbursement of $234 due to disposal of investments in violation of restrictions had no effect on total return.

DWS High Income VIP

(formerly Scudder High Income Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks to provide a high level of current income.

Under normal circumstances, this portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields, have higher volatility and higher risk of default on payments of interest or principal. The portfolio may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers.

The portfolio manager focuses on cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. The manager uses an active process which emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment-grade fixed income securities (junk bonds).

The investment process involves using primarily a "bottom-up" approach by using relative value and fundamental analysis to select the best securities within each industry, and a top-down approach to assess the overall risk and return in the market and which considers macro trends in the economy. To select securities or investments, the portfolio manager:

o analyzes economic conditions for improving or undervalued sectors and industries;

o uses independent credit research and on-site management visits to evaluate individual issuers' debt service, growth rate, and both downgrade and upgrade potential;

o  assesses new issues versus secondary market opportunities; and

o seeks issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.

Portfolio Maturity. The portfolio manager intends to maintain a dollar-weighted effective average portfolio maturity of seven to ten years. The portfolio's average portfolio maturity may vary and may be shortened by certain of the portfolio's securities which have floating or variable interest rates or include put features that provide the portfolio the right to sell the security at face value prior to maturity. Subject to its portfolio maturity policy, the portfolio may purchase individual securities with any stated maturity.

The dollar-weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to, prepayment patterns, call dates and put features. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Other Investments

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Another factor that could affect performance is:

o the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different securities, geographical trends or other matters.

Investors who seek high current income and can accept risk of loss of principal may be interested in this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


   14.06       11.61       1.45       2.15       -8.68       2.63       -0.30      24.62      12.42       3.89
-------------------------------------------------------------------------------------------------------------------
    1996        1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 8.59%, Q2 2003                    Worst Quarter: -6.66%, Q3 1998

2006 Total Return as of March 31: 2.43%

Average Annual Total Returns (%) as of 12/31/2005

                         1 Year            5 Years            10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A     3.89                8.29                6.02
--------------------------------------------------------------------------------
Index                    2.26                9.83                7.13
--------------------------------------------------------------------------------

Index: The Credit Suisse High Yield Index is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield market.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                        Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.60%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.10
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    0.70
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares               $72            $224           $390           $871
--------------------------------------------------------------------------------


The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

  Andrew P. Cestone
  Managing Director of Deutsche Asset Management and
  Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1998 and the portfolio in 2002.
   o Head of High Yield.
   o Previous experience includes five years as an investment analyst at Phoenix Investment Partners and as a credit officer in the asset-based lending group at Fleet Financial Group.
   o BA, University of Vermont.

The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS High Income VIP -- Class A

Years Ended December 31,            2005     2004     2003      2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $ 8.78   $ 8.43   $ 7.40    $ 8.13   $ 9.16
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income^b           .68      .67      .67       .75      .84
--------------------------------------------------------------------------------
   Net realized and unrealized      (.38)     .31     1.03      (.74)    (.59)
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment             .30      .98     1.70       .01      .25
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income            (.85)    (.63)    (.67)     (.74)   (1.28)
--------------------------------------------------------------------------------
Net asset value, end of period    $ 8.23   $ 8.78   $ 8.43    $ 7.40   $ 8.13
--------------------------------------------------------------------------------
Total Return (%)                    3.89    12.42    24.62      (.30)    2.63
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period            344      393      413       329      335
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses (%)                .70      .66      .67       .66      .70
--------------------------------------------------------------------------------
Ratio of net investment income (%)  8.27     8.11     8.62     10.07     9.89
--------------------------------------------------------------------------------
Portfolio turnover rate (%)          100      162      165       138       77
--------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities.

^b   Based on average shares outstanding during the period.

DWS International Select Equity VIP

(formerly Scudder International Select Equity Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities and other securities with equity characteristics.

The portfolio primarily invests in the countries that make up the MSCI EAFE(R) Index. The MSCI EAFE(R) Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. At least 50% of the portfolio's assets will be invested in securities that are represented in the MSCI EAFE(R) Index. However, the portfolio may invest up to 50% of its total assets in non-Index securities of companies located in the countries that make up the Index. Under normal market conditions, the portfolio invests in securities of issuers with a minimum market capitalization of $500 million.

The portfolio manager seeks to identify a focused list of approximately 35 to 50 companies that offer, in his opinion, the greatest upside potential on a rolling 12-month view. The portfolio manager uses an entirely bottom-up approach, with no active allocation among countries, regions or industries.

The portfolio manager's process begins with a broad universe of equity securities of issuers located in the countries that make up the MSCI EAFE(R) Index. The universe includes all securities in the Index and a large number of securities not included in the Index but whose issuers are located in the countries that make up the Index.

Teams of analysts worldwide screen the companies in the universe to identify those with high and sustainable return on capital and long-term prospects for growth. The portfolio manager focuses on companies with real cash flow on investment rather than published earnings. The research teams rely on information gleaned from a variety of sources and perspectives, including broad trends such as lifestyle and technological changes, industry cycles and regulatory changes, quantitative screening and individual company analysis.

Based on this fundamental research, the portfolio manager sets a target price objective (the portfolio manager's opinion of the intrinsic value of the security) for each security and rank the securities based on these target price objectives. The portfolio manager applies a strict buy and sell strategy. The top 35 to 50 stocks in the ranking are purchased for the portfolio. Stocks are sold when they meet their target price objectives or when the portfolio manager revises price objectives downward. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

The portfolio may also invest up to 20% of its assets in cash equivalents, US investment grade fixed income securities and US stocks and other equities. The portfolio may invest a portion of its assets in companies located in countries with emerging markets. These countries are generally located in Latin America, the Middle East, Eastern Europe, Asia and Africa. Typically, the portfolio will not hold more than 15% of its net assets in emerging markets.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio manager may use these and other types of derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, and the portfolio may not be able to get attractive prices for them.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the manager's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Futures and Options. Although not one of its principal investment strategies, the portfolio may invest in futures and options, which are types of derivatives. Risks associated with derivatives include:

o the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

o derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

o the risk that the portfolio cannot sell the derivative because of an illiquid secondary market; and

o futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

This portfolio may appeal to investors who are seeking high capital appreciation and are willing to accept the risks of investing in the stocks of foreign companies.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy than the portfolio or Scudder International Research Portfolio. Performance would have been different if the portfolio's current policies had been in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

   16.49        9.46      10.02       45.71      -20.49     -24.43     -13.48      29.83      18.25       14.51
-------------------------------------------------------------------------------------------------------------------
    1996        1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 31.03%, Q4 1999                   Worst Quarter: -17.32%, Q3 1998

2006 Total Return as of March 31: 11.48%

Average Annual Total Returns (%) as of 12/31/2005

                                 1 Year           5 Years        10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A             14.51            2.82            6.45
--------------------------------------------------------------------------------
Index 1                          16.41            6.40            6.38
--------------------------------------------------------------------------------
Index 2                          13.54            4.55            5.84
--------------------------------------------------------------------------------

Index 1: The MSCI EAFE + EMF Index (Morgan Stanley Capital International Europe, Australasia, Far East and Emerging Market Free Index) is an unmanaged index generally accepted as a benchmark for performance of major overseas markets, plus emerging markets.

Index 2: The MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia, Far East Index) is a generally accepted benchmark for performance of major overseas markets.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.12
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    0.87
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual portfolios. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares             $89            $278           $482          $1,073
--------------------------------------------------------------------------------

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

  Matthias Knerr, CFA
  Director, Deutsche Asset Management and Portfolio
  Manager of the portfolio.
  o Joined Deutsche Asset Management in 1995 and the portfolio in 2004.
  o Portfolio manager for EAFE Equities and Global
    Equities.
  o BS, Pennsylvania State University.

The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy than the portfolio or Scudder International Research Portfolio. Performance would have been different if the portfolio's current policies had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS International Select Equity VIP -- Class A

Years Ended December 31,            2005     2004     2003      2002     2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $11.91   $10.18   $ 7.96    $ 9.24   $14.73
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income (loss)^a    .20      .17      .10       .12      .05
--------------------------------------------------------------------------------
   Net realized and unrealized      1.48     1.67     2.23     (1.36)   (3.46)
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment            1.68     1.84     2.33     (1.24)   (3.41)
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income            (.34)    (.11)    (.11)     (.04)    (.10)
--------------------------------------------------------------------------------
   Net realized gain on               --       --       --        --    (1.98)
   investment transactions
--------------------------------------------------------------------------------
   Total distributions              (.34)    (.11)    (.11)     (.04)   (2.08)
--------------------------------------------------------------------------------
Net asset value, end of period    $13.25   $11.91   $10.18    $ 7.96   $ 9.24
--------------------------------------------------------------------------------
Total Return (%)                   14.51    18.25    29.83    (13.48)  (24.43)
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period            196      184      147       120      121
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses (%)                .87      .89      .94       .85      .92
--------------------------------------------------------------------------------
Ratio of net investment income (%)  1.59     1.58     1.17      1.46      .44
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           93       88      139       190      145
--------------------------------------------------------------------------------

^a    Based on average shares outstanding during the period.

DWS Janus Growth & Income VIP

(formerly SVS Janus Growth And Income Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital growth and current income.

The portfolio applies a "bottom-up" approach in choosing investments. In other words, it looks mostly for equity and income-producing securities that meet its investment criteria one at a time. If the portfolio is unable to find such investments, much of the portfolio's assets may be in cash or similar investments.

The portfolio normally emphasizes investments in equity securities. It may invest up to 75% of its total assets in equity securities selected primarily for their growth potential and at least 25% of its total assets in securities the portfolio manager believes have income potential.

The portfolio may invest substantially all of its assets in equity securities if the portfolio manager believes that equity securities have the potential to appreciate in value. The portfolio manager generally seeks to identify equity securities of companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

The portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, currency exchange rates, and prospects for economic growth among countries or geographic regions may warrant greater consideration in selecting foreign securities.

The portfolio shifts assets between the growth and income components of its holdings based on the portfolio manager's analysis of relevant market, financial and economic conditions. If the portfolio manager believes that growth securities may provide better returns than the yields then available or expected on income-producing securities, the portfolio will place a greater emphasis on the growth component of its holdings.

The growth component of the portfolio is expected to consist primarily of common stocks, but may also include warrants, preferred stocks or convertible securities selected primarily for their growth potential.

The income component of the portfolio will consist of securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of the portfolio if they currently pay dividends or if the portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Other Investments

The portfolio may invest in debt securities, indexed/structured securities, high-yield/high-risk bonds (less than 35% of the portfolio's total assets) and securities purchased on a when-issued, delayed delivery or forward commitment basis. Compared to investment-grade bonds, high yield bonds may pay higher yields and have higher volatility and risk of default.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

o the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters;

o  debt securities may be subject to interest rate risk and credit risk;

o  growth stocks may be out of favor for certain periods; and

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

             -9.18      -12.28     -20.22      24.37      11.51       12.11
--------------------------------------------------------------------------------
              2000       2001       2002        2003       2004       2005
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 12.40%, Q4 2004                   Worst Quarter: -15.87%, Q3 2002

2006 Total Return as of March 31: 5.61%

Average Annual Total Returns (%) as of 12/31/2005

                          1 Year           5 Years           Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class A      12.11              1.70                  2.08
--------------------------------------------------------------------------------
Index                      5.26             -3.58                 -4.52
--------------------------------------------------------------------------------

Index: The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values.

*    Since 10/29/99. Index comparison begins 10/31/99.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee(1)                                                  0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.11
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    0.86
--------------------------------------------------------------------------------

(1) Management fees have been restated to reflect the new management schedule effective on May 2, 2005.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                  1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares            $88            $274           $477          $1,061
--------------------------------------------------------------------------------

The Portfolio Manager

The portfolio's subadvisor is Janus Capital Management LLC ("Janus"). The portfolio manager is Minyoung Sohn. He joined Janus in 1998 as a research analyst. Mr. Sohn joined the portfolio in 2004 and holds a Bachelor's degree in Government and Economics from Dartmouth College. Mr. Sohn has earned the right to use the Chartered Financial Analyst designation.

The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Janus Growth & Income VIP -- Class A

Years Ended December 31,             2005     2004     2003     2002***   2001^a
--------------------------------------------------------------------------------

Selected Per Share Data                                     (Restated)
--------------------------------------------------------------------------------
Net asset value, beginning of      $ 9.88  $ 8.86    $ 7.18   $ 9.05    $10.40
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income (loss)^b     .05     .03       .03      .04       .08
--------------------------------------------------------------------------------
   Net realized and unrealized       1.14     .99      1.71    (1.86)    (1.36)
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment             1.19    1.02      1.74    (1.82)    (1.28)
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income             (.02)     --      (.06)    (.05)     (.07)
--------------------------------------------------------------------------------
Net asset value, end of period     $11.05  $ 9.88    $ 8.86   $ 7.18    $ 9.05
--------------------------------------------------------------------------------
Total Return (%)                    12.11   11.51     24.37   (20.22)   (12.28)
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period             195     187       189      167       179
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses (%)                 .92    1.06      1.07     1.04      1.05
--------------------------------------------------------------------------------
Ratio of net investment income        .45     .34       .40      .54       .90
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)            32      52        46       57        48
--------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities.

^b    Based on average shares outstanding during the period.

*** Subsequent to December 31, 2002, these numbers have been restated to reflect an adjustment to the value of a security as of December 31, 2002. The effect of this adjustment for the year ended December 31, 2002 was to increase the net asset value per share by $0.03. The total return was also adjusted from -20.56% to -20.22% in accordance with this change.

DWS Janus Growth Opportunities VIP

(formerly SVS Janus Growth Opportunities Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital.

The portfolio applies a "bottom-up" approach in choosing investments. In other words, it looks for companies with earnings growth potential one at a time. If the portfolio is unable to find investments with earnings growth potential, a significant portion of the portfolio's assets may be in cash or similar investments.

The portfolio invests primarily in equity securities selected for their growth potential. Although the portfolio can invest in companies of any size, it generally invests in larger, more established companies.

The portfolio may invest substantially all of its assets in equity securities if the portfolio manager believes that equity securities will appreciate in value. The portfolio manager generally seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Realization of income is not a significant consideration when choosing investments for the portfolio.

The portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, currency exchange rates, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Other Investments

The portfolio may invest in debt securities, indexed/structured securities, high-yield/high-risk bonds (less than 35% of the portfolio's total assets) and securities purchased on a when-issued, delayed delivery or forward commitment basis. Compared to investment-grade bonds, high yield bonds may pay higher yields and typically will have higher volatility and risk of default.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

o the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters;

o  growth stocks may be out of favor for certain periods; and

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

            -11.42     -23.76     -30.62      26.97      12.57       7.67
--------------------------------------------------------------------------------
             2000       2001       2002        2003       2004       2005
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 14.89%, Q4 2001                   Worst Quarter: -25.46%, Q3 2001

2006 Total Return as of March 31: 1.72%

Average Annual Total Returns (%) as of 12/31/2005

                          1 Year                5 Years        Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class A       7.67                 -4.05               -2.81
--------------------------------------------------------------------------------
Index                      5.26                 -3.58               -4.52
--------------------------------------------------------------------------------

Index: The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values.

*    Since 10/29/99. Index comparison begins 10/31/99.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                        Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee(1)                                                  0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.11
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    0.86
--------------------------------------------------------------------------------

(1) Management fees have been restated to reflect the new management fee schedule ffective on May 2, 2005.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                  1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares            $88            $274           $477          $1,061
--------------------------------------------------------------------------------

The Portfolio Manager

The portfolio's subadvisor is Janus Capital Management LLC ("Janus"). The portfolio manager is Marc Pinto. Mr. Pinto joined Janus in 1994 and has managed the portfolio since its inception.

The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Janus Growth Opportunities VIP -- Class A

Years Ended December 31,             2005     2004     2003      2002     2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of      $ 7.79   $ 6.92   $ 5.45    $ 7.86   $10.31
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income (loss)^a     .01      .02     (.01)     (.01)    (.03)
--------------------------------------------------------------------------------
   Net realized and unrealized        .59      .85     1.48     (2.40)   (2.42)
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment              .60      .87     1.47     (2.41)   (2.45)
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income             (.03)      --       --        --       --
--------------------------------------------------------------------------------
Net asset value, end of period     $ 8.36   $ 7.79   $ 6.92    $ 5.45   $ 7.86
--------------------------------------------------------------------------------
Total Return (%)                     7.67    12.57    26.97    (30.53)  (23.76)
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period             144      132      132       118      164
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense      .92     1.06     1.07      1.01     1.11
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense       .92     1.06     1.07      1.01     1.10
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income (%)    .10      .31    (.17)     (.10)    (.31)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)            46       58       50        48       34
--------------------------------------------------------------------------------

^a    Based on average shares outstanding during the period.

DWS Large Cap Value VIP

(formerly Scudder Large Cap Value Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks to achieve a high rate of total return. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000 Value Index (as of March 31, 2006, the Russell 1000 Value Index had a median market capitalization of $5.12 billion) and that the portfolio managers believe are undervalued. These are typically companies that have been sound historically but are temporarily out of favor. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the portfolio can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize the financial services sector or other sectors. In fact, it may invest more than 25% of total assets in a single sector.

The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

The managers assemble the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The managers may favor securities from different sectors and industries at different times while still maintaining variety in terms of the sectors and industries represented.

The managers will normally sell a stock when the managers believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the portfolio's emphasis on a given industry.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

The portfolio may invest up to 20% of total assets in foreign securities. The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. At times, large company stocks may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Value Investing Risk. As with any investment strategy, the "value" strategy used in managing the portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors seeking to diversify a growth-oriented portfolio or add a core holding to a value-oriented portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

               30.38      19.26      -10.21      16.13       1.87      -14.98      32.60      10.07       1.97
-------------------------------------------------------------------------------------------------------------------
                1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 18.86%, Q2 2003                   Worst Quarter: -19.06%, Q3 2002

2006 Total Return as of March 31: 4.36%


Average Annual Total Returns (%) as of 12/31/2005

                          1 Year           5 Years              Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class A       1.97             5.21                    9.73
--------------------------------------------------------------------------------
Index                      7.05             5.28                   10.67
--------------------------------------------------------------------------------

Index: The Russell 1000 Value Index is an unmanaged index which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

*    Since 5/1/96. Index comparison begins 4/30/96.

Total returns would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.05
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    0.80
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares             $82            $255           $444           $990
--------------------------------------------------------------------------------


The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Thomas F. Sassi                           Steve Scrudato, CFA
Managing Director of Deutsche Asset       Director of Deutsche Asset
Management and Lead Portfolio Manager     Management and Portfolio
of the portfolio.                         Manager of the portfolio.
 o Joined Deutsche Asset Management        o Joined Deutsche Asset Management
   in 1996 and the portfolio in 1997.        in 2000 as a portfolio
 o Over 33 years of investment               specialist, Large Cap Value: New
   industry experience.                      York.
 o BBA, MBA, Hofstra University.           o Prior to that, 11 years of
                                             experience as a product
                                             specialist and client service
                                             executive at Dreyfus Investment
                                             Advisors and various investment
                                             consulting and manager research
                                             positions at Diversified
                                             Investment Advisors and
                                             PaineWebber.
                                           o Joined the portfolio in 2004.
                                           o BA, Moravian College.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Large Cap Value VIP -- Class A

Years Ended December 31,             2005     2004     2003     2002     2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of      $15.79   $14.57   $11.24   $13.40   $13.40
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income (loss)^a     .26      .27      .24      .23      .23
--------------------------------------------------------------------------------
   Net realized and unrealized        .04     1.18     3.33    (2.20)     .01
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment              .30     1.45     3.57    (1.97)     .24
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income             (.28)    (.23)    (.24)    (.19)    (.24)
--------------------------------------------------------------------------------
Net asset value, end of period     $15.81   $15.79   $14.57   $11.24   $13.40
--------------------------------------------------------------------------------
Total Return (%)                     1.97^b  10.07    32.60   (14.98)    1.87
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period             268      274      263      215      257
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense      .80      .80      .80      .79      .79
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense       .80      .80      .80      .79      .79
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income       1.64     1.84     1.94     1.84     1.75
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)            64       40       58       84       72
--------------------------------------------------------------------------------

^a    Based on average shares outstanding during the period.

^b    Total return would have been lower had certain expenses not been reduced.

DWS Legg Mason Aggressive Growth VIP

(formerly SVS Salomon Aggressive Growth Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks capital appreciation.

The portfolio seeks to achieve its objective by investing primarily in common stocks of companies that the subadvisor believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies in the S&P 500 Index. The portfolio invests in large, well-known companies that offer prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small- to medium-sized companies, a significant portion of the assets may be invested in the securities of such companies.

The subadvisor emphasizes individual security selection while diversifying the portfolio's investments across industries, which may help to reduce risk. The subadvisor focuses primarily, but not exclusively, on emerging growth companies that have passed their "start up" phase and show positive earnings and the prospect of achieving significant profit gains beginning two to three years after the portfolio acquires their stock. When evaluating an individual stock, the subadvisor considers whether the company may benefit from:

o  New technologies, products or services;

o  New cost-reducing measures;

o  Changes in management;

o  Favorable changes in government regulations.

While the portfolio generally invests in larger companies, it sometimes invests in the securities of small- and mid-size companies. The prices of these securities tend to move up and down more rapidly than the securities prices of larger, more established companies and the price of portfolio shares tends to fluctuate more than it would if the portfolio invested in the securities of larger companies.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Other Investments

While the portfolio invests mainly in US securities, it could invest up to 25% of total assets in foreign securities. Securities of Canadian issuers and American Depository Receipts are not subject to this 25% limitation.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform. When prices of stocks fall, you should expect the value of your investment to fall as well. To the extent the portfolio invests in small and mid-size company stocks, such stocks tend to be more volatile than stocks of larger companies, in part because small and mid-size companies tend to be less established than larger companies and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Growth Investing Risk. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

o the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to August 1, 2005, the portfolio was named SVS INVESCO Dynamic Growth Portfolio, was managed by a different subadvisor, and operated with a different goal and strategy. Performance would have been different if the current policies had been in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Return (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                                    -30.91      35.53      12.01       13.54
--------------------------------------------------------------------------------
                                     2002        2003       2004       2005
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 16.28%, Q2 2003                   Worst Quarter: -20.45%, Q2 2002

2006 Total Return as of March 31: 4.76%


Average Annual Total Returns (%) as of 12/31/2005

                                  1 Year                        Since Inception*
--------------------------------------------------------------------------------
Portfo1io -- Class A               3.54                                 1.01
--------------------------------------------------------------------------------
Index 1                            5.17                                -1.06
--------------------------------------------------------------------------------
Index 2                           12.10                                 4.45
--------------------------------------------------------------------------------

Index 1: The Russell 3000 Growth Index is a capitalization-weighted index containing the growth stocks in the Russell 3000 Index.**

Index 2: The Russell Mid Cap Growth Index is an unmanaged index composed of common stocks of midcap companies with higher price-to-book ratios and higher forecasted growth values.

*     Since 5/1/01. Index comparisons begin 4/30/01.

** On August 1, 2005, the Russell 3000 Growth Index replaced the Russell Mid Cap Growth Index as the portfolio's benchmark index because the Advisor believes it is more appropriate to measure the portfolio's performance against the Russell 3000 Growth Index as it more accurately reflects the portfolio's investment goal and strategy.

Total returns would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                        Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee(1)                                                  0.80%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.53
--------------------------------------------------------------------------------
Total Annual Operating Expenses(2)                                 1.33
--------------------------------------------------------------------------------

(1) Management fees have been restated to reflect the new fee schedule effective August 1, 2005.

(2) Pursuant to their respective agreements with DWS Variable Series II, the advisor, the underwriter and the accounting agent have agreed, through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of DWS Legg Mason Aggressive Growth VIP to 0.908%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                 1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares           $135           $421           $729          $1,601
--------------------------------------------------------------------------------


The Portfolio Manager

The portfolio's subadvisor is Salomon Brothers Asset Management Inc. ("SBAM"). Richard Freeman is the portfolio manager and is responsible for the day-to-day management of the portfolio. Mr. Freeman has more than 28 years of investment industry experience, 20 years of which have been with SBAM or its affiliates.

The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to August 1, 2005, the portfolio was named SVS INVESCO Dynamic Growth Portfolio, was managed by a different subadvisor, and operated with a different goal and strategy. Performance would have been different if the current policies had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Legg Mason Aggressive Growth VIP -- Class A

Years Ended December 31,             2005     2004     2003     2002     2001^a
----------------------------------------------------------------------------------

Selected Per Share Data
----------------------------------------------------------------------------------
Net asset value, beginning of      $ 9.23   $ 8.24   $ 6.08   $ 8.80   $10.00
period
----------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income (loss)^b    (.05)    (.06)    (.06)    (.05)    (.02)
----------------------------------------------------------------------------------
   Net realized and unrealized       1.30     1.05     2.22    (2.67)   (1.18)
   gain (loss) on investment
   transactions
----------------------------------------------------------------------------------
   Total from investment             1.25      .99     2.16    (2.72)   (1.20)
   operations
----------------------------------------------------------------------------------
Net asset value, end of period     $10.48   $ 9.23   $ 8.24   $ 6.08   $ 8.80
----------------------------------------------------------------------------------
Total Return (%)                    13.54^c  12.01^c  35.53^c (30.91)  (12.00)^c**
----------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------
Net assets, end of period              40       35       34       25       23
($ millions)
----------------------------------------------------------------------------------
Ratio of expenses before expense     1.44     1.48     1.46     1.14     1.97*
reductions (%)
----------------------------------------------------------------------------------
Ratio of expenses after expense      1.16     1.30     1.30     1.14     1.30*
reductions (%)
----------------------------------------------------------------------------------
Ratio of net investment income       (.50)    (.71)    (.85)    (.71)    (.40)*
(loss) (%)
----------------------------------------------------------------------------------
Portfolio turnover rate (%)           166      133      115       79       40*
----------------------------------------------------------------------------------

^a For the period from May 1, 2001 (commencement of operations) to December 31, 2001.

^b    Based on average shares outstanding during the period.

^c    Total return would have been lower had certain expenses not been reduced.

*     Annualized

**    Not annualized

DWS Mid Cap Growth VIP

(formerly Scudder Mid Cap Growth Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital growth.

Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, determined at the time of purchase, in companies with market capitalizations within the market capitalization range of the Russell Midcap Growth Index (as of March 31, 2006, the Russell Midcap Growth Index had a median market capitalization of $4.46 billion) or securities with equity characteristics that provide exposure to those companies. It may also invest in convertible securities when the manager believes it is more advantageous than investing in a company's common stock. The manager believes these companies contain the greatest concentration of businesses with significant growth prospects.

The portfolio invests primarily in equity securities of medium-sized growth-oriented companies. The manager uses an active process which combines financial analysis with company visits to evaluate management and strategies.

Company research lies at the heart of the investment process. The manager uses a "bottom-up" approach to picking securities. This approach focuses on individual stock selection rather than industry selection.

o The manager focuses on undervalued stocks with fast-growing earnings and superior near-to-intermediate term performance potential.

o The manager emphasizes individual selection of medium-sized stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

o The manager generally seeks companies with leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

The portfolio follows a disciplined selling process in order to lessen risk. A security may be sold if one or more of the following conditions are met:

o  the stock price reaches the portfolio manager's expectations;

o  there is a material change in the company's fundamentals;

o  the manager believes other investments offer better opportunities; or

o the market capitalization of a stock distorts the weighted average market capitalization of the portfolio.

The portfolio may also invest up to 20% of its assets in stocks and other securities of companies based outside the US.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees of DWS Variable Series II could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the portfolio may use futures, options and covered call options. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market.

The portfolio may use hedging transactions to attempt to reduce specific risks. For example, to protect the portfolio against circumstances that would normally cause the portfolio's securities to decline in value, the portfolio may buy or sell a derivative contract that would normally increase in value under the same circumstances. The portfolio's ability to hedge may be limited by the costs of the derivatives contracts. The portfolio may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of the portfolio, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms.

The portfolio's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible securities.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market investments or other short-term bonds that offer comparable safety. In addition, as a temporary defensive position, the portfolio may invest up to 100% of assets in the common stock of larger companies or in fixed-income securities. This could prevent losses, but, while engaged in a temporary defensive position, the portfolio may not achieve its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, the most important factor with this portfolio is how stock markets perform -- in this case, the medium-sized capitalization portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Security Selection Risk. A risk that pervades all investing is the risk that the securities the managers have selected will not perform to expectations. The managers could be incorrect in their analysis of companies, sectors, economic trends or other matters.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Medium-Sized Company Risk. Medium-sized company stocks tend to experience steeper price fluctuations -- down as well as up -- than stocks of larger companies. A shortage of reliable information -- the same information gap that creates opportunity -- can pose added risk. Industrywide reversals may have a greater impact on medium-sized companies, since they usually lack a large company's financial resources. Medium-sized company stocks are typically less liquid than large company stocks; when things are going poorly, it is harder to find a buyer for a medium-sized company's shares.

Pricing Risk. At times, market conditions might make it hard to value some investments. As a result, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the prices of its securities, you may not receive the full market value for your portfolio shares when you sell.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

o the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio is designed for investors with long-term goals who can tolerate capital fluctuation in pursuit of long-term capital growth.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

Prior to October 28, 2005, the portfolio was named Scudder Aggressive Growth Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio's current policies had been in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with three broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

              -4.96      -21.76     -30.66      33.99       4.02       15.04
--------------------------------------------------------------------------------
               2000       2001       2002        2003       2004       2005
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 23.43%, Q4 2001                   Worst Quarter: -25.94%, Q3 2001

2006 Total Return as of March 31: 11.66%

Average Annual Total Returns (%) as of 12/31/2005

                          1 Year               5 Years          Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class A     15.04                -2.75                      2.21
--------------------------------------------------------------------------------
Index 1                  12.10                 1.38                      4.28
--------------------------------------------------------------------------------
Index 2                   5.17                -3.15                     -2.75
--------------------------------------------------------------------------------
Index 3                   4.91                 0.54                      0.54
--------------------------------------------------------------------------------

Index 1: The Russell Mid Cap Growth Index is an unmanaged index composed of common stocks of mid cap companies with higher price-to-book ratios and higher forecasted growth values.**

Index 2: The Russell 3000 Growth Index is an unmanaged capitalization-weighted index containing the growth stocks in the Russell 3000 Index.

Index 3: The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

*    Since 5/1/99. Index comparisons begin 4/30/99.

** On October 28, 2005, the Russell Mid Cap Growth Index replaced the Russell 3000 Growth Index and the S&P 500 Index as the portfolio's benchmark index because the advisor believes it is more appropriate to measure the portfolio's performance against the Russell Mid Cap Growth Index as it more accurately reflects the portfolio's investment strategy.

Total returns would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                          Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.26
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    1.01
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                 1 Year        3 Years       5 Years      10 Years
--------------------------------------------------------------------------------
Class A shares           $103          $322          $558        $1,236
--------------------------------------------------------------------------------

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

  Robert S. Janis
  Managing Director of Deutsche Asset
  Management and Portfolio Manager
  of the portfolio.
   o Joined Deutsche Asset Management and the portfolio in 2004.
   o Previously served as portfolio manager for 10 years at Credit Suisse Asset Management (or at its predecessor, Warburg Pincus Asset Management).
   o Over 20 years of investment industry experience.
   o BA, MBA, The Wharton School,
     University of Pennsylvania.

The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to October 28, 2005, the portfolio was named Scudder Aggressive Growth Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio's current policies had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Mid Cap Growth VIP -- Class A

Years Ended December 31,            2005     2004     2003      2002     2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $ 9.84   $ 9.46   $ 7.06    $10.22   $13.20
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income (loss)^a   (.05)    (.01)    (.05)     (.01)     .06
--------------------------------------------------------------------------------
   Net realized and unrealized      1.53      .39     2.45     (3.11)   (2.92)
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment            1.48      .38     2.40     (3.12)   (2.86)
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income              --       --       --      (.04)    (.12)
--------------------------------------------------------------------------------
Net asset value, end of period    $11.32   $ 9.84   $ 9.46    $ 7.06   $10.22
--------------------------------------------------------------------------------
Total Return (%)                   15.04^b   4.02^b  33.99^b  (30.66)  (21.76)
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period             57       53       56        44       71
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense    1.01     1.02      .98       .81      .86
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense      .95      .95      .95       .81      .86
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income (%)  (.45)    (.11)    (.57)     (.19)     .58
--------------------------------------------------------------------------------
Portfolio turnover rate (%)          104      103       91        71       42
--------------------------------------------------------------------------------

^a    Based on average shares outstanding during the period.

^b    Total return would have been lower had certain expenses not been reduced.

DWS Money Market VIP

(formerly Scudder Money Market Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks maximum current income to the extent consistent with stability of principal.

The portfolio pursues its goal by investing exclusively in high quality short-term securities, as well as certain repurchase agreements that are backed by high-quality securities.

While the portfolio's advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments, including US Government obligations, can change in value when interest rates change or an issuer's creditworthiness changes.

The portfolio seeks to achieve its goal of current income by investing in high quality money market securities and maintaining a dollar-weighted average maturity of 90 days or less. The portfolio follows two policies designed to maintain a stable share price:

o Portfolio securities are denominated in US dollars and generally have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase.

o The portfolio buys US Government debt obligations, money market instruments and other debt obligations that at the time of purchase:

   - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

   - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

   -  are unrated, but are determined to be of similar quality by the advisor;
      or

   - have no short-term rating, but are rated in one of the top three highest long-term rating categories, or are determined to be of similar quality by the advisor.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Principal investments

The portfolio primarily invests in the following types of investments:

The portfolio may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate.

These include:

o Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper) and notes. Securities that do not satisfy the maturity restrictions for a money market portfolio may be specifically structured so that they are eligible investments for money market portfolios. For example, some securities have features which have the effect of shortening the security's maturity.

o US Government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US Government.

o Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

o Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The portfolio may buy securities from many types of issuers, including the US Government, corporations and municipalities. The portfolio may invest more than 25% of its net assets in government securities and instruments issued by domestic banks. For purposes of this 25% investment policy, domestic banks include US banks and certain US branches of foreign banks.

The portfolio may invest up to 10% of its total assets in other money market portfolios in accordance with applicable regulations.

Working in conjunction with a credit team, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.


The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the portfolio only buys high quality securities with minimal credit risk. Also, the portfolio only buys securities with remaining maturities of 397 days (approximately 13 months) or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US Government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market portfolios.

Repurchase Agreement Risk. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

o  it cannot sell the securities at the agreed-upon time and price; or

o  the securities lose value before they can be sold.

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Concentration Risk. Because the portfolio may invest more than 25% of its net assets in government securities and instruments issued by domestic banks, it may be vulnerable to setbacks in that industry. Banks are highly dependent on short-term interest rates and can be adversely affected by downturns in the US and foreign economies or changes in banking regulations.

Prepayment Risk. When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high yielding bond before it comes due, the portfolio may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the portfolio's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

This portfolio may be of interest to investors who want a broadly diversified money market fund.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares. The performance of the portfolio varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

    5.03        5.25       5.15       4.84        6.10       3.75       1.35        0.72       0.91       2.80
-------------------------------------------------------------------------------------------------------------------
    1996        1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 1.56%, Q3 2000                    Worst Quarter: 0.14%, Q3 2003

2006 Total Return as of March 31:  0.99%

Average Annual Total Returns (%) as of 12/31/2005

                         1 Year           5 Years                10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A       2.80            1.90                    3.57
--------------------------------------------------------------------------------

7-day yield as of December 31, 2005: 3.74%

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                        Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.46%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    0.52
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                  1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares            $53            $167           $291           $653
--------------------------------------------------------------------------------

The Portfolio Managers

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market portfolios.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Money Market VIP -- Class A

Years Ended December 31,             2005     2004     2003     2002     2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of      $1.000   $1.000   $1.000   $1.000   $1.000
period
--------------------------------------------------------------------------------
Income from investment operations:
   Net investment income             .028     .009     .007     .013     .037
--------------------------------------------------------------------------------
   Total from investment             .028     .009     .007     .013     .037
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income            (.028)   (.009)   (.007)   (.013)   (.037)
--------------------------------------------------------------------------------
Net asset value, end of period     $1.000   $1.000   $1.000    $1.000  $1.000
--------------------------------------------------------------------------------
Total Return (%)                     2.80      .91      .72     1.35     3.75
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period             235      241      326      570      671
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses (%)                 .52      .53      .54      .54      .55
--------------------------------------------------------------------------------
Ratio of net investment income (%)   2.77      .88      .73     1.35     3.39
--------------------------------------------------------------------------------

DWS Oak Strategic Equity VIP

(formerly SVS Oak Strategic Equity Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital growth.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities. The portfolio invests primarily in common stocks of established US companies with large market capitalizations (in excess of $5 billion). In selecting investments, the portfolio manager chooses stocks of companies which he believes have above-average growth potential at attractive prices. The portfolio manager's investment process begins with a top-down analysis of industry sectors that he believes have the best potential for long-term growth based on an overall analysis of the economy and interest rate trends. The portfolio manager then focuses on the key performers in those areas based on a highly qualitative, subjective analysis of individual companies' fundamental values, such as earnings growth potential and the quality of corporate management. The portfolio manager buys and holds companies for the long-term and seeks to keep portfolio turnover to a minimum.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Growth Investing Risk. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

o the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the return for the portfolio's Class A shares has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Return (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                                      -39.74      49.78       1.31       -4.01
--------------------------------------------------------------------------------
                                       2002        2003       2004       2005
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 20.09%, Q2 2003                   Worst Quarter: -27.69%, Q2 2002

2006 Total Return as of March 31:  0.90%


Average Annual Total Returns (%) as of 12/31/2005

                          1 Year                           Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class A       -4.01                                 -8.31
--------------------------------------------------------------------------------
Index                       5.26                                 -1.43
--------------------------------------------------------------------------------

Index: The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values.

*    Since 5/1/01. Index comparison begins 4/30/01.

Total returns would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee(1)                                                  0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.20
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    0.95
--------------------------------------------------------------------------------

(1) Management fees have been restated to reflect the new fee schedule effective October 1, 2005.

Based on the costs, above this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares               $97            $303           $525          $1,166
--------------------------------------------------------------------------------

The Portfolio Manager

The portfolio's subadvisor is Oak Associates, Ltd. The portfolio manager is James D. Oelschlager. Mr. Oelschlager began his investment career in 1970 and founded Oak Associates, Ltd. in 1985. Mr. Oelschlager has managed the portfolio since its inception.

The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Oak Strategic Equity VIP -- Class A

Years Ended December 31,             2005     2004     2003     2002     2001^a
----------------------------------------------------------------------------------

Selected Per Share Data
----------------------------------------------------------------------------------
Net asset value, beginning of      $ 6.95   $ 6.86   $ 4.58   $ 7.60   $10.00
period
----------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income (loss)^b    (.02)     .01     (.03)    (.02)    (.02)
----------------------------------------------------------------------------------
   Net realized and unrealized       (.26)     .08     2.31    (3.00)   (2.38)
   gain (loss) on investment
   transactions
----------------------------------------------------------------------------------
   Total from investment             (.28)     .09     2.28    (3.02)   (2.40)
   operations
----------------------------------------------------------------------------------
Less distributions from:
   Net investment income              .00^d     --       --       --       --
----------------------------------------------------------------------------------
Net asset value, end of period     $ 6.67   $ 6.95   $ 6.86   $ 4.58   $ 7.60
----------------------------------------------------------------------------------
Total Return (%)                    (4.01)    1.31    49.78   (39.74)  (24.00)^c**
----------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------
Net assets, end of period              55       71       76       41       44
($ millions)
----------------------------------------------------------------------------------
Ratio of expenses before expense     1.10     1.10     1.13      .96     1.44*
reductions (%)
----------------------------------------------------------------------------------
Ratio of expenses after expense      1.10     1.10     1.13      .96     1.15*
reductions (%)
----------------------------------------------------------------------------------
Ratio of net investment income (%)  (.35)      .08     (.48)    (.30)    (.43)*
----------------------------------------------------------------------------------
Portfolio turnover rate (%)            19       39        6       16        3*
----------------------------------------------------------------------------------

^a For the period from May 1, 2001 (commencement of operations of Class A) to December 31, 2001.

^b    Based on average shares outstanding during the period.

^c    Total return would have been lower had certain expenses not been reduced.

d^    Amount is less than $.005.

*     Annualized

**    Not annualized

DWS Small Cap Growth VIP

(formerly Scudder Small Cap Growth Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of investors' capital. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000 Growth Index (as of March 31, 2006, the Russell 2000 Growth Index had a median market capitalization of $667 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

Using quantitative and qualitative screens, and extensive fundamental and field research, the manager looks for companies with strong valuations, exceptional management teams, strong current or potential competitive positioning in their respective industries, clean balance sheets, and attractive earnings growth, among other factors. The manager seeks to maintain a diversified portfolio of small cap growth equity holdings, generally investing across most sectors of the economy including the traditional growth-oriented sectors of information technology, health care and consumer products.

The manager generally looks for companies that they believe have potential for sustainable above-average earnings growth and whose market value appears reasonable in light of their business prospects.

The manager may favor different types of securities from different industries and companies at different times.

The manager will normally sell a stock when he believes its price has achieved and is unlikely to rise past the price target the team initially set at time of purchase and is unlikely to continue to rise, the stock's fundamental investment thesis no longer holds, the manager discovers a better opportunity within the same sector or if the stock's market capitalization begins to distort the weighted-average market capitalization of the overall portfolio.

Also, as companies in the portfolio exceed the market value of those in the Russell 2000 Growth Index, the portfolio may continue to hold their stock, but generally will not add to these holdings.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 25% of total assets in foreign securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures and options, including sales of covered put and call options. The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case the small company portion of the US stock market. When small company stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Growth Investing Risk. Since growth companies usually reinvest a large portion of earnings in their own businesses, growth stocks may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Small Company Risk. To the extent that the portfolio invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price than the stocks of larger companies. A shortage of reliable information, typical with small company investing, can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. In addition, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell. Finally, the valuation of such securities often depends on future expectations.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

o the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors who are looking to add the growth potential of small and mid-size companies or to diversify a large-cap growth portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

   28.04       34.20      18.37       34.56      -10.71     -28.91     -33.36      32.94      11.02       7.07
-------------------------------------------------------------------------------------------------------------------
    1996        1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 30.96%, Q4 1999                   Worst Quarter: -31.72%, Q3 2001

2006 Total Return as of March 31: 11.72%

Average Annual Total Returns (%) as of 12/31/2005

                            1 Year              5 Years            10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A         7.07                -5.63               6.23
--------------------------------------------------------------------------------
Index                        4.15                2.28                4.69
--------------------------------------------------------------------------------

Index: The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a higher price-to-book ratio and higher forecasted growth values.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                          Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee(1)                                                  0.65%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                    None
--------------------------------------------------------------------------------
Other Expenses                                                     0.07
--------------------------------------------------------------------------------
Total Annual Operating Expenses(2)                                 0.72
--------------------------------------------------------------------------------

(1) Management fees have been restated to reflect the new fee schedule effective May 2, 2005.

(2) Through April 30, 2008, the advisor, the underwriter and the accounting agent have agreed to waive all or a portion of their respective fees and/or reimburse or pay operating expenses to the extent necessary to maintain the portfolio's total operating expenses at 0.72% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $74            $230           $401           $894
--------------------------------------------------------------------------------

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:


  Robert S. Janis
  Managing Director of Deutsche Asset
  Management and Portfolio Manager
  of the portfolio.
   o Joined Deutsche Asset Management and the portfolio in 2004.
   o Previously served as portfolio manager for 10 years at Credit Suisse Asset Management (or at its predecessor, Warburg Pincus Asset Management).
   o Over 20 years of investment industry experience.
   o BA, MBA, The Wharton School,
     University of Pennsylvania.

The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Small Cap Growth VIP -- Class A

Years Ended December 31,             2005     2004     2003     2002     2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of      $12.59   $11.34   $ 8.53   $12.80   $21.64
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income (loss)^a    (.06)    (.05)    (.04)    (.02)    (.02)
--------------------------------------------------------------------------------
   Net realized and unrealized        .95     1.30     2.85    (4.25)   (6.27)
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment              .89     1.25     2.81    (4.27)   (6.29)
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net realized gain on
   investment transactions             --       --       --       --    (2.52)
--------------------------------------------------------------------------------
   Return of capital                   --       --       --       --     (.03)
--------------------------------------------------------------------------------
   Total distributions                 --       --       --       --    (2.55)
--------------------------------------------------------------------------------
Net asset value, end of period     $13.48   $12.59   $11.34   $ 8.53   $12.80
--------------------------------------------------------------------------------
Total Return (%)                     7.07^b  11.02    32.94   (33.36)  (28.91)
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period             243      210      210      154      232
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses (%)                 .72      .71      .69      .71      .68
--------------------------------------------------------------------------------
Ratio of net investment              (.47)    (.47)    (.41)    (.24)    (.12)
income (loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)            94      117      123       68      143
--------------------------------------------------------------------------------

^a   Based on average shares outstanding during the period.

^b In 2005, the Portfolio realized a gain of $49,496 on the disposal of an investment not meeting the Portfolio's investment restrictions. This gain had no effect on the total return.

DWS Strategic Income VIP

(formerly Scudder Strategic Income Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks a high current return. The portfolio invests mainly in bonds issued by US and foreign corporations and governments. The credit quality of the portfolio's investments may vary; the portfolio may invest up to 100% of total assets in either investment-grade bonds or in junk bonds, which are those below the fourth highest credit rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and higher risk of default on payments of interest or principal. The portfolio may invest up to 50% of total assets in foreign bonds. The portfolio may also invest in emerging markets securities and dividend-paying common stocks.

In deciding which types of securities to buy and sell, the portfolio managers typically weigh a number of factors against each other, from economic outlooks and possible interest rate movements to changes in supply and demand within the bond market. In choosing individual bonds, the managers consider how they are structured and use independent analysis of issuers' creditworthiness.

The managers may shift the proportions of the portfolio's holdings, favoring different types of securities at different times, while still maintaining variety in terms of the companies and industries represented.

The managers may adjust the duration (a measure of sensitivity to interest rates) of the portfolio, depending on their outlook for interest rates.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Other Investments

Part of the portfolio's current investment strategy involves the use of various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Pricing Risk. At times, market conditions might make it hard to value some investments. As a result, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Another factor that could affect performance is:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio is designed for investors who are interested in a bond portfolio that emphasizes different types of bonds depending on market and economic outlooks.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to May 1, 2000, the portfolio was named Kemper Global Income Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio's current policies were in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with four broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                          10.98       -5.85       2.57       5.23       11.30       7.85       8.60       2.38
-------------------------------------------------------------------------------------------------------------------
                           1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 6.35%, Q3 1998                    Worst Quarter: -3.33%, Q2 1999

2006 Total Return as of March 31: 1.13%

Average Annual Total Returns (%) as of 12/31/2005

                         1 Year                  5 Years        Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class A     2.38                      7.03                  5.18
--------------------------------------------------------------------------------
Index 1                 -6.88                      6.92                  5.97
--------------------------------------------------------------------------------
Index 2                 11.86                     12.79                 11.05
--------------------------------------------------------------------------------
Index 3                  2.83                      8.76                  6.32
--------------------------------------------------------------------------------
Index 4                  2.84                      8.74                  7.58
--------------------------------------------------------------------------------

Index 1: The Citigroup World Government Bond Index (formerly known as Salomon Smith Barney World Government Bond Index) is an unmanaged index comprised of government bonds from 18 developed countries (including the US) with maturities greater than one year.

Index 2: The JP Morgan Emerging Markets Bond Plus Index is an unmanaged foreign securities index of US dollar- and other external-currency-denominated Brady bonds, loans, Eurobonds and local market debt instruments traded in emerging markets.

Index 3: The Merrill Lynch High Yield Master Cash Pay Only Index is an unmanaged index which tracks the performance of below investment grade US dollar-denominated corporate bonds publicly issued in the US domestic market.

Index 4: The Lehman Brothers US Treasury Index is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.

*    Since 5/1/97. Index comparisons begin 4/30/97.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.65%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.23
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    0.88
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares               $90            $281           $488          $1,086
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of portfolio managers across a range of investment strategies. The lead portfolio manager is responsible for the portfolio's overall investment strategy as well as the allocation of assets to the portfolio management teams of the underlying investment strategies. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio for their investment strategy, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:


Andrew P. Cestone            William Chepolis, CFA    Robert Wang
Managing Director of         Managing Director of     Managing Director of
Deutsche Asset Management    Deutsche Asset           Deutsche Asset
and Portfolio Manager of     Management               Management and Portfolio
the portfolio.               and Lead Portfolio       Manager of the portfolio.
 o Joined Deutsche Asset     Manager of the            o Joined Deutsche
   Management in 1998        portfolio.                  Asset Management in
   and the portfolio in       o Joined Deutsche          1995 as a senior
   2002.                        Asset Management         fixed income
 o Head of High Yield.          in 1998 after            portfolio manager
 o Previous experience          13 years of              after 13 years of
   includes five years          experience as            experience at
   as an investment             vice president           J.P. Morgan & Co.
   analyst at Phoenix           and portfolio            trading fixed
   Investment Partners          manager for              income, derivatives
   and as a credit              Norwest Bank             and foreign exchange
   officer in the               where he managed         products.
   asset-based lending          the bank's fixed       o Global Asset
   group at Fleet               income and               Allocation senior
   Financial Group.             foreign exchange         portfolio manager:
 o BA, University of            portfolios.              New York.
   Vermont.                   o Senior Portfolio       o Joined the portfolio
                                Manager for              in 2005.
                                Mortgage Backed        o BS, The Wharton
                                Securities: New          School, University
                                York.                    of Pennsylvania.
                              o Joined the portfolio
                                in 2002.
                              o BIS, University
                                of Minnesota.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to May 1, 2000, the portfolio was named Kemper Global Income Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio's current policies had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Strategic Income VIP -- Class A

Years Ended December 31,             2005     2004     2003     2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of      $12.25   $11.82   $11.10   $10.27   $ 9.86
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income^b            .65      .58      .41      .45      .48
--------------------------------------------------------------------------------
   Net realized and unrealized       (.39)     .39      .47      .68      .03
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment              .26      .97      .88     1.13      .51
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income             (.98)      --     (.15)    (.30)    (.10)
--------------------------------------------------------------------------------
   Net realized gain on              (.03)    (.54)    (.01)      --       --
   investment transactions
--------------------------------------------------------------------------------
   Total distributions              (1.01)    (.54)    (.16)    (.30)    (.10)
--------------------------------------------------------------------------------
Net asset value, end of period     $11.50   $12.25   $11.82   $11.10   $10.27
--------------------------------------------------------------------------------
Total Return (%)                     2.38     8.60     7.85    11.30     5.23
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period              71       62       62       60       21
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses (%)                 .88      .84      .83      .73      .66
--------------------------------------------------------------------------------
Ratio of net investment income (%)   5.61     4.99     3.60     4.26     4.76
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           120      210      160       65       27
--------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.04, increase net realized and unrealized gains and losses per share by $.04 and decrease the ratio of net investment income to average net assets from 5.16% to 4.76%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b   Based on average shares outstanding during the period.

DWS Technology VIP

(formerly Scudder Technology Growth Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the technology sector. For purposes of the portfolio's 80% investment policy, companies in the technology sector must commit at least half of their assets to the technology sector or derive at least half of their revenues or net income from that sector. Examples of industries within the technology sector are semiconductors, software, telecom equipment, computer/hardware, IT services, the Internet and health technology. The portfolio may invest in companies of any size. In addition, the portfolio may invest up to 35% of its net assets in foreign securities.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, innovative products and services, sound financial strength and effective management, among other factors.

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

Top-down analysis. The managers consider the economic outlooks for various industries within the technology sector while looking for those that may benefit from changes in the overall business environment.

In addition, the managers use the support of a quantitative analytic group and its tools to attempt to actively manage the forecasted volatility risk of the portfolio as a whole as compared to funds with a similar investment objective, as well as appropriate benchmarks and peer groups. The managers may favor securities from different industries and companies within the technology sector at different times.

The managers will normally sell a stock when the managers believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting its emphasis on a given technology industry.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures and options, including sales of covered put and call options. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the technology sector of the stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Non-Diversification Risk. The portfolio is classified as "non-diversified." This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the portfolio invested in a larger number of issuers.

Concentration Risk. The portfolio concentrates its investments in the group of industries constituting the technology sector. As a result, factors affecting this sector, such as market price movements, market saturation and rapid product obsolescence will have a significant impact on the portfolio's performance. Additionally, many technology companies are smaller companies that may have limited business lines and financial resources, making them highly vulnerable to business and economic risks.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a function of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

o  growth stocks may be out of favor for certain periods.

This portfolio is designed for investors who who can accept above-average risks and are interested in exposure to a sector that offers attractive long-term growth potential.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index and another relevant index (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

               -21.57     -32.39     -35.52      46.84       1.92       3.74
--------------------------------------------------------------------------------
                2000       2001       2002        2003       2004       2005
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 28.57%, Q4 2001                   Worst Quarter: -33.64%, Q3 2001

2006 Total Return as of March 31: 2.04%


Average Annual Total Returns (%) as of 12/31/2005

                            1 Year           5 Years         Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class A        3.74              -7.54               -0.90
--------------------------------------------------------------------------------
Index 1                     5.26              -3.58               -3.14
--------------------------------------------------------------------------------
Index 2                     2.03              -7.14               -5.03
--------------------------------------------------------------------------------

Index 1: The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values.

Index 2: The Goldman Sachs Technology Index is a modified capitalization-weighted index composed of companies involved in the technology industry.

*    Since 5/1/99. Index comparisons begin 4/30/99.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                        Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.11
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    0.86
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $88            $274           $477          $1,061
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:


Kelly P. Davis                            Brian S. Peters, CFA
Vice President of Deutsche Asset          Vice President of Deutsche Asset
Management and Lead                       Management and Portfolio Manager of
Portfolio Manager of the portfolio.       the portfolio.
 o Joined Deutsche Asset Management        o Joined Deutsche Asset Management
   in 2003 after eight years                 in 1999 and the
   of experience with semiconductors         portfolio in 2005.
   as an associate analyst in              o Prior to joining the portfolio,
   Equities Research with Credit             portfolio manager for Global
   Suisse First Boston, team leader          Equity: London, global equity
   in applications engineering at            analyst for industrials sector,
   Advanced Micro Devices, and               and portfolio analyst for
   in technical roles at Interactive         international institutional
   Silicon, Motorola, Inc. and               accounts.
   Tellabs Operations, Inc.                o BA, University of Alabama,
 o Joined the portfolio in 2005.             Birmingham.
 o BS, Purdue University; MBA,
   University of California, Berkeley.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Technology VIP -- Class A

Years Ended December 31,             2005     2004     2003     2002     2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of      $ 9.01   $ 8.84   $ 6.02   $ 9.36   $13.87
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income (loss)^a    (.03)     .04     (.04)    (.03)     .01
--------------------------------------------------------------------------------
   Net realized and unrealized        .36      .13     2.86    (3.30)   (4.50)
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment              .33      .17     2.82    (3.33)   (4.49)
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income             (.04)      --       --     (.01)    (.02)
--------------------------------------------------------------------------------
Net asset value, end of period     $ 9.30   $ 9.01   $ 8.84   $ 6.02   $ 9.36
--------------------------------------------------------------------------------
Total Return (%)                     3.74     1.92    46.84   (35.52)  (32.39)
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period             199      230      257      219      351
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses (%)                 .86      .83      .86      .80      .81
--------------------------------------------------------------------------------
Ratio of net investment income (%)   (.36)     .43     (.50)    (.37)     .12
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           135      112       66       64       56
--------------------------------------------------------------------------------

^a    Based on average shares outstanding during the period.

DWS Turner Mid Cap Growth VIP

(formerly SVS Turner Mid Cap Growth Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks capital appreciation.

The portfolio pursues its objective by investing in common stocks and other equity securities of US companies with medium market capitalizations that the portfolio managers believe have strong earnings growth potential. The portfolio will invest in securities of companies that are diversified across economic sectors, and will attempt to maintain sector concentrations that approximate those of the Russell Midcap Growth Index (as of March 31, 2006, the Russell Midcap Growth Index had a median market capitalization of $4.46 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Portfolio exposure is generally limited to 5% in any single issuer, subject to exceptions for the most heavily weighted securities in the Index.

Under normal circumstances, at least 80% of the portfolio's net assets, plus the amount of any borrowings for investment purposes, will be invested in stocks of mid-cap companies, which are defined for this purpose as companies with market capitalizations at the time of purchase in the range of market capitalizations of those companies included in the Index6-- . The portfolio managers generally look for medium market capitalization companies with strong histories of earnings growth that are likely to continue to grow their earnings. A stock becomes a sell candidate if there is deterioration in the company's earnings growth potential. Moreover, positions will be trimmed to adhere to capitalization or capacity constraints, to maintain sector neutrality or to adjust stock position size relative to the Index.

In focusing on companies with strong earnings growth potential, the portfolio managers engage in a relatively high level of trading activity so as to respond to changes in earnings forecasts and economic developments.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform. When prices of stocks fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Growth Investing Risk. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Another factor that could affect performance is:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Return (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                                       -32.20      48.49      11.04       11.76
--------------------------------------------------------------------------------
                                        2002        2003       2004       2005
--------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 19.37%, Q2 2003                   Worst Quarter: -19.06%, Q2 2002

2006 Total Return as of March 31: 11.98%


Average Annual Total Returns (%) as of 12/31/2005

                                1 Year                    Since Inception*
--------------------------------------------------------------------------------
Portfo1io -- Class A             11.76                         2.10
--------------------------------------------------------------------------------
Index                            12.10                         4.45
--------------------------------------------------------------------------------

Index: The Russell Midcap Growth Index is an unmanaged index composed of common stocks of mid-cap companies with higher price-to-book ratios and higher forecasted growth values.

*    Since 5/1/01. Index comparison begins 4/30/01.

Total returns would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee(1)                                                  0.80%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.16
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    0.96
--------------------------------------------------------------------------------

(1) Management fees have been restated to reflect the new fee schedule effective October 1, 2005.DWSDWSVIP to 1.30%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares               $98            $306           $531          $1,178
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio's subadvisor is Turner Investment Partners, Inc. The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. The lead manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The portfolio managers are Christopher K. McHugh (Lead Manager), William C. McVail and Robert E. Turner; each have managed the portfolio since its inception. Mr. McHugh began his investment career in 1986 and joined the subadvisor when it was founded in 1990. Mr. McHugh is a principal at Turner Investment Partners, Inc. Mr. McVail began his investment career in 1988 and joined Turner Investment Partners, Inc. in 1998 after serving as a portfolio manager at BlackRock Equity Advisors. Mr. McVail is also a principal at Turner Investment Partners, Inc. Mr. Turner began his investment career in 1981 and is a principal and the founder, chairman and Chief Investment Officer of Turner Investment Partners, Inc.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Turner Mid Cap Growth VIP -- Class A

Years Ended December 31,             2005     2004     2003     2002     2001^a
----------------------------------------------------------------------------------

Selected Per Share Data
----------------------------------------------------------------------------------
Net asset value, beginning of      $ 9.86   $ 8.88   $ 5.98   $ 8.82   $10.00
period
----------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income (loss)^b    (.05)    (.07)    (.06)    (.06)    (.04)
----------------------------------------------------------------------------------
   Net realized and unrealized       1.21     1.05     2.96    (2.78)   (1.14)
   gain (loss) on investment
   transactions
----------------------------------------------------------------------------------
   Total from investment             1.16      .98     2.90    (2.84)   (1.18)
   operations
----------------------------------------------------------------------------------
Net asset value, end of period     $11.02   $ 9.86   $ 8.88   $ 5.98   $ 8.82
----------------------------------------------------------------------------------
Total Return (%)                    11.76    11.04    48.49   (32.20)  (11.80)^c**
----------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------
Net assets, end of period             122      118      110       61       48
($ millions)
----------------------------------------------------------------------------------
Ratio of expenses before expense     1.11     1.19     1.18     1.13     1.82*
reductions (%)
----------------------------------------------------------------------------------
Ratio of expenses after expense      1.11     1.19     1.18     1.13     1.30*
reductions (%)
----------------------------------------------------------------------------------
Ratio of net investment income       (.56)    (.82)    (.90)    (.82)    (.76)*
(loss) (%)
----------------------------------------------------------------------------------
Portfolio turnover rate (%)           151      174      155      225      205*
----------------------------------------------------------------------------------

^a For the period from May 1, 2001 (commencement of operations) to December 31, 2001.

^b    Based on average shares outstanding during the period.

^c    Total return would have been lower had certain expenses not been reduced.

*     Annualized

**    Not annualized

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o The portfolios may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

o The advisor or a portfolio's subadvisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest. For DWS Money Market VIP, such determination will be made pursuant to procedures adopted by the Board.

Each portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until a portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The portfolios' Statement of Additional Information includes a description of each portfolio's policies and procedures with respect to the disclosure of a portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Investment Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, or its subadvisors make the portfolios' investment decisions, buy and sell securities for the portfolios and conduct research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM or a subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Each portfolio's shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustees' approval of each portfolio's investment management agreement and, as applicable, subadvisory agreement (see "Shareholder reports" on the back cover).

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio during the most recent fiscal year, as a percentage of each portfolio's average daily net assets:


Portfolio Name                                       Fee Paid
--------------------------------------------------------------------------------
DWS Balanced VIP*                                     0.47%
--------------------------------------------------------------------------------
DWS Blue Chip VIP                                     0.65%
--------------------------------------------------------------------------------
DWS Core Fixed Income VIP                             0.60%
--------------------------------------------------------------------------------
DWS Davis Venture Value VIP*                          0.89%
--------------------------------------------------------------------------------
DWS Dreman Financial Services VIP                     0.75%
--------------------------------------------------------------------------------
DWS Dreman High Return Equity VIP                     0.73%
--------------------------------------------------------------------------------
DWS Dreman Small Cap Value VIP                        0.75%
--------------------------------------------------------------------------------
DWS Global Thematic VIP*                              0.87%
--------------------------------------------------------------------------------
DWS Government & Agency Securities VIP                0.55%
--------------------------------------------------------------------------------
DWS High Income VIP                                   0.60%
--------------------------------------------------------------------------------
DWS International Select Equity VIP                   0.75%
--------------------------------------------------------------------------------
DWS Janus Growth & Income VIP                         0.81%
--------------------------------------------------------------------------------
DWS Janus Growth Opportunities VIP                    0.81%
--------------------------------------------------------------------------------
DWS Large Cap Value VIP*                              0.75%
--------------------------------------------------------------------------------
DWS Legg Mason Aggressive Growth VIP*                 0.63%
--------------------------------------------------------------------------------
DWS Mid Cap Growth VIP*                               0.70%
--------------------------------------------------------------------------------
DWS Money Market VIP                                  0.46%
--------------------------------------------------------------------------------
DWS Oak Strategic Equity VIP                          0.90%
--------------------------------------------------------------------------------
DWS Small Cap Growth VIP                              0.65%
--------------------------------------------------------------------------------
DWS Strategic Income VIP                              0.65%
--------------------------------------------------------------------------------
DWS Technology VIP                                    0.75%
--------------------------------------------------------------------------------
DWS Turner Mid Cap Growth VIP                         0.95%
--------------------------------------------------------------------------------

* Reflecting the effect of expense limitations and/or fee waivers then in effect.


Effective August 1, 2005, DWS Legg Mason Aggressive Growth VIP pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, at 1/12 of the annual rates shown below:

Average Daily Net Assets                             Fee Rate
--------------------------------------------------------------------------------
First $250 million                                    0.800%
--------------------------------------------------------------------------------
Next $500 million                                     0.775%
--------------------------------------------------------------------------------
Next $750 million                                     0.750%
--------------------------------------------------------------------------------
Over $1.5 billion                                     0.725%
--------------------------------------------------------------------------------


Effective October 1, 2005, DWS Oak Strategic Equity VIP pays a monthly investment management fee, based on average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets                             Fee Rate
--------------------------------------------------------------------------------
First $250 million                                    0.750%
--------------------------------------------------------------------------------
Next $250 million                                     0.735%
--------------------------------------------------------------------------------
Next $500 million                                     0.720%
--------------------------------------------------------------------------------
Over $1 billion                                       0.705%
--------------------------------------------------------------------------------

Effective October 1, 2005, the DWS Turner Mid Cap Growth VIP pays a monthly investment management fee, based on average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets                             Fee Rate
--------------------------------------------------------------------------------
First $250 million                                    0.800%
--------------------------------------------------------------------------------
Next $250 million                                     0.785%
--------------------------------------------------------------------------------
Next $500 million                                     0.770%
--------------------------------------------------------------------------------
Over $1 billion                                       0.755%
--------------------------------------------------------------------------------


Portfolio Subadvisors


Subadvisor for DWS Core Fixed Income VIP

Pursuant to an investment subadvisory agreement between the advisor and Aberdeen Asset Management Inc. ("AAMI"), a US registered investment advisor, AAMI acts as subadvisor for DWS Core Fixed Income VIP. AAMI provides a full range of international investment advisory services to institutional and retail clients. AAMI is a direct, wholly owned subsidiary of Aberdeen Asset Management PLC, the parent company of an asset management group formed in 1983. AAMI's principal business address is 1735 Market Street, Philadelphia, PA 19103. DeIM pays a fee to AAMI for acting as subadvisor to DWS Core Fixed Income VIP.

Subadvisor for DWS Davis Venture Value VIP

Davis Selected Advisers, L.P., 2949 E. Elvira Road, Suite 101, Tucson, Arizona 85706, is the subadvisor to DWS Davis Venture Value VIP. Davis Selected Advisers, L.P. began serving as investment advisor to Davis New York Venture Fund in 1969 and currently serves as investment advisor to all of the Davis Funds, and acts as advisor or subadvisor for a number of other institutional accounts including mutual funds and private accounts. DeIM pays a fee to Davis Selected Advisers, L.P. for acting as subadvisor to DWS Davis Venture Value VIP.

Subadvisor for DWS Dreman Financial Services VIP, DWS Dreman High Return Equity VIP and DWS Dreman Small Cap Value VIP

Dreman Value Management L.L.C., 520 East Cooper Avenue, Aspen, Colorado, is the subadvisor to DWS Dreman Financial Services VIP, DWS Dreman High Return Equity VIP and DWS Dreman Small Cap Value VIP and receives a fee for its services from DeIM. Founded in 1977, Dreman Value Management L.L.C. currently manages over $11 billion in assets. DeIM pays a fee to Dreman Value Management L.L.C. for acting as subadvisor to each portfolio.

Subadvisor for DWS Janus Growth & Income VIP and DWS Janus Growth
Opportunities VIP

Janus Capital Management LLC ("Janus Capital"), 151 Detroit Street, Denver, Colorado, is the subadvisor to DWS Janus Growth & Income VIP and DWS Janus Growth Opportunities VIP. Janus Capital began serving as investment advisor to Janus Fund in 1970 and currently serves as investment advisor to all of the Janus Funds, acts as subadvisor for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. DeIM pays a fee to Janus Capital for acting as subadvisor to each portfolio.

Although none of the legal proceedings described below currently involve your portfolios, these matters affect Janus Capital, your portfolio's subadvisor. The information that follows has been provided to the portfolios by Janus Capital as of March 2006.

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint. On February 27, 2006, the court issued an order announcing its intent to dismiss the claims asserted against Janus Capital and its affiliates that were brought on behalf of JCGI's corporate shareholders (action (v) above). As a result of the above events, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions.

The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been removed to federal court and transferred to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003, however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Subadvisor for DWS Legg Mason Aggressive Growth VIP

Salomon Brothers Asset Management Inc ("SBAM") acts as subadvisor to the DWS Legg Mason Aggressive Growth VIP. SBAM, located at 399 Park Avenue, New York, New York 10022, was established in 1987, and together with affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed-income and equity investment services to individual and institutional clients throughout the world. It is a wholly owned subsidiary of Legg Mason, Inc. Legg Mason, Inc., located at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. DeIM pays a fee to SBAM for acting as subadvisor to DWS Legg Mason Aggressive Growth VIP.

Subadvisor for DWS Oak Strategic Equity VIP

Oak Associates, Ltd. is the subadvisor to DWS Oak Strategic Equity VIP. Oak Associates, Ltd. currently has over $3 billion in assets under management. Oak Associates, Ltd.'s principal place of business is 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333. DeIM pays a fee to Oak Associates, Ltd. for acting as subadvisor to DWS Oak Strategic Equity VIP.

Subadvisor for DWS Turner Mid Cap Growth VIP

Turner Investment Partners, Inc., 1205 Westlakes Drive Suite 100, Berwyn, Pennsylvania, 19312 is the subadvisor to DWS Turner Mid Cap Growth VIP. As of December 31, 2005, Turner Investment Partners, Inc. had approximately
$18.3 billion in assets under management. DeIM pays a fee to Turner Investment Partners, Inc. for acting as subadvisor to DWS Turner Mid Cap Growth VIP.

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

            DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

            Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_ settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

--------------------------------------------------------------------------------
Your Investment in the Portfolios


The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.


Policies about transactions

The information in this prospectus applies to Class A shares of each portfolio. Class A shares are offered at net asset value. Each portfolio has another class of shares which is offered separately.

Technically, the shareholders of DWS Variable Series II (which includes the portfolios just described) are the participating insurance companies (the "insurance companies") that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolios do not sell shares directly to the public. The portfolios sell shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to a portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolios, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of a portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than a portfolio and have different expense ratios than the portfolios. As a result, the performance of a portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in that portfolio.

The portfolios have a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolios will ask for its name, address and other information that will allow a portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, a portfolio might request additional information (for instance, a portfolio would ask for documents such as the insurance company's articles of incorporation) to help a portfolio verify the insurance company's identity.

A portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

Since DWS Money Market VIP will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), that portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that DWS Money Market VIP receives investable funds.

A portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, DWS Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the financial advisor's recommendation of a portfolio.

Buying and Selling Shares

Each portfolio is open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolios continuously sell shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in a portfolio. Each insurance company submits purchase and redemption orders to a portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day a portfolio is open for business.

o Unless otherwise instructed, a portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolios do not issue share certificates.

o The portfolios reserve the right to reject purchases of shares for any reason.

o The portfolios reserve the right to withdraw or suspend the offering of shares at any time.

o The portfolios reserve the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its securities or pricing its shares.

o The portfolios may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of a portfolio, they are deemed to be in a portfolio's best interest or when a portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolios may close and liquidate an account if a portfolio is unable to verify provided information, or for other reasons; if a portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and the insurance company may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of a portfolio's shareholders.

o Currently, the Board of Trustees of DWS Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to each portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolios (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for portfolios investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a portfolio (e.g., "time zone arbitrage").

The portfolios discourage short-term and excessive trading. The portfolios will take steps to detect and deter short-term and excessive trading pursuant to each portfolio's policies as described in this prospectus and approved by the Board.

Each portfolio's policies include:

o each portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to a portfolio; and

o each portfolio has adopted certain fair valuation practices reasonably designed to protect a portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a portfolio. (See "How the Portfolios Calculate Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to a portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolios reserve the right to terminate a separate account's ability to invest in the portfolios if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of each portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of a portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in that portfolio. It is important to note that the advisor and the portfolios do not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in a portfolio.

The portfolios' policies and procedures may be modified or terminated at any time.

Since DWS Money Market VIP holds short-term instruments and is intended to provide liquidity to shareholders, the advisor does not monitor or limit short-term and excessive trading activity in this portfolio and, accordingly, the Board has not approved any policies and procedures designed to limit this activity. However, the portfolio reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the advisor, there appears to be a pattern of short-term and excessive trading by an investor in other DWS funds.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to a portfolio. Contract owners should contact their insurance company to effect transactions in a portfolio.

How the Portfolios Calculate Share Price

To calculate net asset value per share, or NAV, each portfolio uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
             --------------------------------------------  =  NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for each portfolio is the NAV.

For DWS Money Market VIP, the share price, or NAV, is normally $1.00 calculated using amortized cost value (the method used by most money market funds).

Except with DWS Money Market VIP, we typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolios' Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be a portfolio's use of fair value pricing. This is intended to reduce a portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.

Distributions

DWS Money Market VIP intends to declare its net investment income as a dividend daily and distribute dividends monthly. All other portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, annually. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59(1)/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of a portfolio's share.

The discussion above is generally based on the assumption that shares of a portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

A portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

--------------------------------------------------------------------------------
To Get More Information


Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and a portfolio's performance. They also have detailed performance figures, a list of everything each portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 778-1482 or contact DWS Scudder at the address listed below. The portfolios' SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each portfolio, including each portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.


DWS Scudder Distributors, Inc.               SEC

222 South Riverside Plaza                    100 F Street, N.E.
Chicago, IL 60606-5808                       Washington, D.C. 20549-2001
(800) 778-1482                               (202) 551-5850

                                             www.sec.gov





                                             SEC File #
--------------------------------------------------------------------------------
DWS Variable Series II                       811-5002
--------------------------------------------------------------------------------

                                  MAY 1, 2006




                                   PROSPECTUS



                             DWS VARIABLE SERIES II
                      (formerly Scudder Variable Series II)





                                 CLASS A SHARES




=============================================================================================================

 DWS Balanced VIP                                    DWS International Select Equity VIP
 (formerly Scudder Total Return Portfolio)           (formerly Scudder International Select Equity Portfolio)

 DWS Blue Chip VIP                                   DWS Large Cap Value VIP
 (formerly Scudder Blue Chip Portfolio)              (formerly Scudder Large Cap Value Portfolio)

 DWS Core Fixed Income VIP                           DWS Money Market VIP
 (formerly Scudder Fixed Income Portfolio)           (formerly Scudder Money Market Portfolio)

 DWS Dreman Small Cap Value VIP                      DWS Small Cap Growth VIP
 (formerly SVS Dreman Small Cap Value Portfolio)     (formerly Scudder High Income Portfolio)

 DWS Government & Agency Securities VIP              DWS Strategic Income VIP
 (formerly Scudder Government & Agency               (formerly Scudder Strategic Income Portfolio)
 Securities Portfolio)

 DWS High Income VIP
 (formerly Scudder Small Cap Growth Portfolio)



This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.


The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.





                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------------------------------
Table of Contents


How the Portfolios Work                                                Your Investment in
                                                                       the Portfolios

     3  DWS Balanced VIP                42  DWS Large Cap Value VIP    66   Buying and Selling Shares

    10  DWS Blue Chip VIP               47  DWS Money Market VIP       68   How the Portfolios Calculate
                                                                            Share Price
    15  DWS Core Fixed Income VIP       51  DWS Small Cap Growth VIP
                                                                       68   Distributions
    21  DWS Dreman Small Cap Value      56  DWS Strategic Income VIP
        VIP                                                            69   Taxes
                                        62  Other Policies and Risks
    26  DWS Government & Agency
        Securities VIP                  62  Investment Advisor

    31  DWS High Income VIP             62  Portfolio Subadvisors

    37  DWS International Select
        Equity VIP



How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolios is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS Balanced VIP

(formerly Scudder Total Return Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks high total return, a combination of income and capital appreciation.

The portfolio follows a flexible investment program, investing in a mix of growth and value stocks of large and small capitalization companies and bonds. The investment advisor employs a team approach to allocate the portfolio's assets among the various asset classes.

The portfolio can buy many types of securities, among them common stocks, convertible securities, corporate bonds, US government bonds, mortgage- and asset-backed securities and certain derivatives. The portfolio normally invests approximately 60% of its net assets in common stocks and other equity securities and approximately 40% of its net assets in fixed-income securities, including lower-quality debt securities. These percentages will fluctuate in response to changing market conditions, but the portfolio will at all times invest at least 25% of net assets in fixed-income senior securities. Generally, most securities are from US issuers, but the portfolio may invest up to 25% of total assets in foreign securities.

The investment advisor regularly reviews the portfolio's investment allocations and will vary them to favor asset classes that, in their judgment, provide the most favorable return outlook consistent with the portfolio's investment objective. In deciding how to allocate the portfolio's assets, the advisor will evaluate projections of risk, market and economic conditions, volatility, yields and expected returns.

The advisor follows specific strategies in selecting equity and fixed securities for the portfolio.

Equity securities in the portfolio generally include "growth" stocks as well as "value" stocks and normally include stocks of both small and large capitalization companies.

Growth Stocks. In choosing these securities, the investment advisor primarily invests in US companies that it believes offer the potential for sustainable growth of revenue or earnings and whose market values appear reasonable in light of their business prospects. The advisor focuses on high quality growth companies that are leaders or potential leaders in their respective industries. The advisor conducts in-depth company research, examining, among other factors, relative growth rates, innovation, regional and global exposure and management.

Value Stocks. When selecting value stocks, the investment advisor begins by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The advisor then compares a company's stock price to its book value, cash flow and yield, and analyzes individual companies to identify those that are financially sound and appear to have strong potential for long-term growth, but are out of favor with the market.

Small Company Stocks. In selecting stocks of small companies, a quantitative stock valuation model compares each company's stock price to the company's earnings, book value, sales and other measures of performance potential. The advisor also looks for factors that may signal a rebound for a company, whether through a recovery in its markets, a change in business strategy or other factors.

The advisor believes that by combining techniques used by fundamental value investors with extensive growth and earnings analysis it can minimize investment style bias and ultimately produce a "pure" stock selection process that seeks to add value in any market environment. The advisor also incorporates technical analysis to capture short-term price changes and evaluate the market's responsiveness to new information.

The fixed income portion of the portfolio may include both investment grade and lower-quality debt securities, and may include securities of both US and non-US (including emerging market) issuers. The portfolio may also seek bond market and currency exposure through derivative instruments.

US Investment Grade Securities. In selecting these securities for investment, the investment advisor typically:

o assigns a relative value to each bond, based on creditworthiness, cash flow and price;

o determines the value of each issue by examining the issuer's credit quality, debt structure, option value and liquidity risks. The advisor looks to take advantage of any inefficiencies between this value and market trading price;

o uses credit analysis to determine the issuer's ability to fulfill its contracts; and

o determines sector weights based on a combination of long-term strategic targets resulting from quantitative risk/return analysis and shorter term adjustments based on the advisor's current market outlook.

The advisor generally sells these securities when they reach their target price or when there is a negative change in their outlook relative to the other securities held by the portfolio. Bonds may also be sold to facilitate the purchase of an issue with more attractive risk/return characteristics.

High Yield Securities. In selecting these securities for investment, the investment advisor:

o analyzes economic conditions for improving or undervalued sectors and industries;

o uses independent credit research and on-site management visits to evaluate individual issuer's debt service, growth rate, and both downgrade and upgrade potential;

o  assesses new issues versus secondary market opportunities; and

o seeks issues within attractive industry sectors and with strong long-term fundamentals and improving credits.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Derivatives. The portfolio invests in various instruments commonly known as "derivatives," which are contracts whose value is based on, for example, indices, currencies or securities. The portfolio primarily uses futures, options, forward currency transactions and swaps. The investment advisor may use derivatives in circumstances where the advisor believes they offer a more efficient means of gaining exposure to a particular asset class or market. The portfolio may also invest in derivatives to maintain a high level of liquidity to meet shareholder redemptions or other needs while maintaining exposure to the market.

The portfolio uses derivatives in the income portion of its portfolio to shift investment weightings among global and currency markets in an effort to capture short- and medium-term market movements. The portfolio uses these techniques to generate income and enhance returns.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Other Investments

Normally, the portfolio's bond component consists mainly of investment-grade bonds (those in the top four grades of credit quality). However, the portfolio could invest up to 35% of its total assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and typically will have higher volatility and risk of default.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the advisor may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of junk bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Small Company Capitalization Risk. Small company stocks tend to experience steeper price fluctuations -- down as well as up -- than the stocks of larger companies. A shortage of reliable information -- the same information gap that creates opportunity -- can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company's shares.

Foreign Investment Risk. To the extent that the portfolio holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the portfolio's investments or prevent the portfolio from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets, so to the extent the portfolio invests in emerging markets, it takes on greater risks. Finally, the currency of the country in which the portfolio has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of securities, geographical trends or other matters;

o the advisor measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, judged by the advisor to be of equivalent quality. In addition, the advisor applies its own credit quality standards to evaluate securities. If a security's credit quality declines, the advisor will decide what to do with the security, based on the circumstances and its assessment of what would benefit shareholders most; and

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio is designed for investors interested in asset class diversification in a single portfolio that invests in a mix of stocks and bonds.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

   16.76       19.96      15.14       14.81      -2.63      -6.09      -15.17      18.10       6.64       4.30
-------------------------------------------------------------------------------------------------------------------
    1996        1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 13.32%, Q2 1997                   Worst Quarter: -9.91%, Q2 2002

2006 Total Return as of March 31:  3.12%

Average Annual Total Returns (%) as of 12/31/2005

                           1 Year               5 Years                 10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A        4.30                  0.91                     6.55
--------------------------------------------------------------------------------
Index 1                     4.91                  0.54                     9.07
--------------------------------------------------------------------------------
Index 2                     2.43                  5.87                     6.16
--------------------------------------------------------------------------------

Index 1: The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index: 2 The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate issues and mortgage securities.

Total returns would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                        Class A
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee(1)                                                  0.45%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses(2)                                 0.51
--------------------------------------------------------------------------------

(1)  Restated to reflect a new management fee schedule effective May 2, 2005.

(2) Through April 30, 2008, the advisor, the underwriter and the accounting agent have agreed to waive all or a portion of their respective fees and/or reimburse or pay operating expenses to the extent necessary to maintain the portfolio's total operating expenses at 0.51% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares             $52            $164           $285           $640
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of portfolio managers across a range of investment strategies. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio for their investment strategy, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:


Andrew P. Cestone          Inna Okounkova             Julie M. Van Cleave, CFA
Managing Director of       Director of Deutsche       Managing Director of
Deutsche Asset             Asset Management and       Deutsche Asset
Management and Portfolio   Portfolio Manager of       Management
Manager of the portfolio.  the portfolio.             and Portfolio Manager
 o Joined Deutsche          o Joined Deutsche         of the portfolio.
   Asset Management           Asset Management         o Joined Deutsche
   in 1998                    in 1999 as a               Asset Management
   and the portfolio in       quantitative               and the
   2002.                      analyst, becoming          portfolio in 2002.
 o Head of High Yield.        an associate             o Head of Large Cap
 o Previous experience        portfolio manager          Growth Portfolio
   includes five years        in 2001.                   Selection Team.
   as an investment         o Global Asset             o Previous experience
   analyst at Phoenix         Allocation                 includes 18 years
   Investment Partners        portfolio manager:         of investment
   and as a credit            New York.                  industry experience
   officer in the           o Joined the                 at Mason Street
   asset-based lending        portfolio in 2005.         Advisors, as
   group at Fleet           o BS, MS, Moscow             Managing Director
   Financial Group.           State University;          and team leader for
 o BA, University of          MBA, University of         the large cap
   Vermont.                   Chicago.                   investment team.
                                                       o BBA, MBA,
William Chepolis, CFA      Thomas F. Sassi               University of
Managing Director of       Managing Director of          Wisconsin -- Madison.
Deutsche Asset             Deutsche Asset
Management and Portfolio   Management                 Robert Wang
Manager of the portfolio.  and Portfolio Manager      Managing Director of
 o Joined Deutsche         of the portfolio.          Deutsche Asset
   Asset Management in      o Joined Deutsche         Management and
   1998 after 13 years        Asset Management        Portfolio Manager of
   of experience as           in 1996                 the portfolio.
   vice president             and the portfolio        o Joined Deutsche
   and portfolio              in 2004.                   Asset Management in
   manager for Norwest      o Over 33 years of           1995 as a senior
   Bank where                 investment industry        fixed income
   he managed the             experience.                portfolio manager
   bank's fixed income      o BBA, MBA, Hofstra          after 13 years of
   and foreign exchange       University.                experience at
   portfolios.                                           J.P. Morgan & Co.
 o Senior Portfolio                                      trading fixed
   Manager for Mortgage                                  income, derivatives
   Backed Securities:                                    and foreign
   New York.                                             exchange products.
 o Joined the portfolio                                o Global Asset
   in 2005.                                              Allocation senior
 o BIS, University of                                    portfolio manager:
   Minnesota.                                            New York.
                                                       o Joined the
                                                         portfolio in 2005.
                                                       o BS, The Wharton
                                                         School, University
                                                         of Pennsylvania.


The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Balanced VIP -- Class A

To Be Updated.

Years Ended December 31,             2005     2004     2003      2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $22.37    $21.32   $18.66    $22.57   $25.91
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income (loss)^b     .59      .47      .37       .47      .61
--------------------------------------------------------------------------------
   Net realized and unrealized        .34      .93     2.90     (3.81)   (2.20)
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment              .93     1.40     3.27     (3.34)   (1.59)
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income             (.55)    (.35)    (.61)     (.57)    (.80)
--------------------------------------------------------------------------------
   Net realized gain on                --       --       --        --     (.95)
   investment transactions
--------------------------------------------------------------------------------
   Total distributions               (.55)    (.35)    (.61)     (.57)   (1.75)
--------------------------------------------------------------------------------
Net asset value, end of period     $22.75    $22.37  $21.32    $18.66   $22.57
--------------------------------------------------------------------------------
Total Return (%)                     4.30^c   6.64    18.10    (15.17)   (6.09)
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period             653      622      667       640      861
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense      .55      .59      .59       .58      .58
reduction (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense       .53      .59      .59       .58      .58
reduction (%)
--------------------------------------------------------------------------------
Ratio of net investment income (%)   2.66     2.18     1.88      2.32     2.63
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           121^d    131^d    102^d     140      115
--------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities.

^b    Based on average shares outstanding during the period.

^c    Total return would have been lower had certain expenses not been reduced.

^d The portfolio turnover rate including mortgage dollar roll transactions was 122%, 140% and 108% for the periods ended December 31, 2005, December 31, 2004 and December 31, 2003, respectively.

DWS Blue Chip VIP

(formerly Scudder Blue Chip Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital and income.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of large US companies that are similar in size to the companies in the S&P 500 Index (as of March 31, 2006, the S&P 500 Index had a median market capitalization of $11.74 billion) and that the portfolio managers consider to be "blue chip" companies. Blue chip companies are large, well-known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industries and strong management.

The portfolio managers look for "blue chip" companies whose stock price is attractive relative to potential growth. The managers use quantitative stock techniques and fundamental equity analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential.

The managers may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities and issuers.

The managers will normally sell a stock when the managers believe its fundamental factors have changed, other investments offer better opportunities or in the case of adjusting the portfolio's emphasis on or within a given industry.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

While the portfolio invests mainly in US common stocks, it could invest up to 20% of net assets in foreign securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities, geographical trends or other matters;

o  growth stocks may be out of favor for certain periods; and

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors with long-term goals who are interested in a core stock investment may be interested in this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

      13.84       25.24      -7.84      -15.81     -22.11      27.25      16.04       10.06
-----------------------------------------------------------------------------------------------
       1998       1999        2000       2001       2002        2003       2004       2005
-----------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 18.26%, Q4 1998                   Worst Quarter: -17.43%, Q3 2001

2006 Total Return as of March 31:  5.78%

Average Annual Total Returns (%) as of 12/31/2005

                         1 Year        5 Years                Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class A      10.06          1.28                        5.28
--------------------------------------------------------------------------------
Index                      6.27          1.07                        7.38
--------------------------------------------------------------------------------

Index: The Russell 1000 Index is an unmanaged capitalization-weighted price-only index composed of the largest-capitalized US companies whose common stocks are traded in the United States.

*    Since 5/1/97. Index comparison begins 4/30/97.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                          Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.65%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.05
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    0.70
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                  1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares            $72            $224           $390           $871
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Robert Wang                 Jin Chen, CFA              Julie Abbett
Managing Director of        Director of Deutsche       Director of Deutsche
Deutsche Asset              Asset Management and       Asset Management and
Management and Portfolio    Portfolio Manager of       Portfolio Manager of
Manager of the portfolio.   the portfolio.             the portfolio.
o   Joined Deutsche         o   Senior portfolio       o   Senior portfolio
    Asset Management in         manager for Global         manager for Global
    1995 as portfolio           Strategies: New            Quantitative
    manager for asset           York.                      Equity: New York.
    allocation after 13     o   Joined Deutsche        o   Joined Deutsche
    years of experience         Asset Management in        Asset Management in
    of trading fixed            1999; prior to             2000 after four
    income and                  that, served as            years of combined
    derivative                  portfolio manager          experience as a
    securities at J.P.          for Absolute Return        consultant with
    Morgan.                     Strategies and as a        equity trading
o   Global Asset                fundamental equity         services for BARRA,
    Allocation Senior           analyst and                Inc. and a product
    Portfolio Manager:          portfolio manager          developer for
    New York.                   for Thomas White           FactSet Research.
o   Joined the portfolio        Asset Management.      o   Joined the
    in 2003.                o   Joined the                 portfolio in 2006.
o   BS, The Wharton             portfolio in 2006.     o   BA, University of
    School, University      o   BS, Nanjing                Connecticut.
    of Pennsylvania.            University; MS,
                                Michigan State
                                University.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Blue Chip VIP -- Class A

To Be Updated.

Years Ended December 31,             2005     2004     2003      2002     2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of      $13.65   $11.84   $ 9.37    $12.07   $14.41
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income (loss)^a     .14      .13      .08       .07      .05
--------------------------------------------------------------------------------
   Net realized and unrealized       1.22     1.76     2.45     (2.73)   (2.33)
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment             1.36     1.89     2.53     (2.66)   (2.28)
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income             (.13)    (.08)    (.06)     (.04)    (.06)
--------------------------------------------------------------------------------
Net asset value, end of period     $14.88   $13.65   $11.84    $ 9.37   $12.07
--------------------------------------------------------------------------------
Total Return (%)                    10.06    16.04    27.25    (22.11)  (15.81)
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period             294      283      242       174      240
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses (%)                 .70      .70      .71       .69      .69
--------------------------------------------------------------------------------
Ratio of net investment income (%)   1.00     1.08      .82       .65      .42
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           288      249      182       195      118
--------------------------------------------------------------------------------

^a    Based on average shares outstanding during the period.

DWS Core Fixed Income VIP

(formerly Scudder Fixed Income Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks high current income. The portfolio invests for current income, not capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its assets, plus the amount of any borrowings for investment purposes, determined at the time of purchase, in fixed income securities. Fixed income securities include those of the US Treasury, as well as US government agencies and instrumentalities, corporate, mortgage-backed and asset-backed securities, taxable municipal and tax-exempt municipal bonds and liquid Rule 144A securities.

The portfolio invests primarily in investment-grade fixed income securities rated within the top three credit rating categories. The portfolio may invest up to 20% of its total assets in investment-grade fixed income securities rated within the fourth highest credit rating category. The portfolio may invest up to 25% of its total assets in US dollar-denominated securities of foreign issuers and governments. The portfolio may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event the portfolio managers determine that securities meeting the portfolio's investment objective are not readily available for purchase. The portfolio's investments in foreign issuers are limited to US dollar-denominated securities to avoid currency risk.

The portfolio managers utilize a core US fixed income strategy that seeks to add incremental returns to the Lehman Brothers Aggregate Bond Index. In managing the portfolio, the managers generally use a "bottom-up" approach. The managers focus on the securities and sectors they believe are undervalued relative to the market, rather than relying on interest rate forecasts. The managers seek to identify pricing inefficiencies of individual securities in the fixed-income market. Normally, the average duration of the portfolio will be kept within 0.25 years of the duration of the Lehman Brothers Aggregate Bond Index.

Company research lies at the heart of the portfolio's investment process. In selecting individual securities for investment, the portfolio managers:

o assign a relative value, based on creditworthiness, cash flow and price, to each bond;

o determine the intrinsic value of each issue by examining credit, structure, option value and liquidity risks. The managers look to exploit any inefficiencies between intrinsic value and market trading price;

o use credit analysis to determine the issuer's ability to pay interest and repay principal on its bonds; and

o subordinate sector weightings to individual bonds that may add above-market value.

Portfolio Maturity. The portfolio managers intend to maintain a dollar weighted effective average portfolio maturity of five to ten years. Subject to its portfolio maturity policy, the portfolio may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of bonds rated below the top three rating categories may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investment Risk. To the extent that the portfolio holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the portfolio's investments or prevent the portfolio from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. Finally, the currency of the country in which the portfolio has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Derivatives Risk. Although not one of its principal investment strategies, the portfolio may invest in certain types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency for which it is acting as a substitute; derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses that it could have if it had not entered into these transactions. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Another factor that could affect performance is:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio is designed for individuals who are seeking to earn higher current income than an investment in money market funds may provide.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                9.04       7.93       -2.06       9.90       5.71       8.01        5.13       4.53       2.25
-------------------------------------------------------------------------------------------------------------------
                1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 4.14%, Q3 2002                    Worst Quarter: -2.36%, Q2 2004

2006 Total Return as of March 31:  -0.58%


Average Annual Total Returns (%) as of 12/31/2005

                          1 Year       5 Years                Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class A       2.25          5.11                        5.54
--------------------------------------------------------------------------------
Index                      2.43          5.87                        6.64
--------------------------------------------------------------------------------

Index: The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate issues and mortgage securities.

*    Since 5/1/96. Index comparison begins 4/30/96.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.60%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.07
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    0.67
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares               $68            $214           $373           $835
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio's subadvisor is Aberdeen Asset Management, Inc. A team approach is utilized with respect to the day-to-day management of the portfolio. Portfolio decisions are made jointly by the senior members of the management team. The following members of the management team handle the day-to-day operations of the portfolio:


Gary W. Bartlett, CFA        Warren S. Davis, III       Thomas J. Flaherty
o   Head of US Fixed         o   Senior portfolio       o   Senior portfolio
    Income and senior            manager for                manager for
    portfolio                    mortgage- and              corporate and
    manager specializing         asset-backed fixed         taxable municipal
    in taxable municipal,        income investments:        fixed income
    utility and                  Philadelphia.              investments:
    government fixed         o   Joined Aberdeen            Philadelphia.
    income investments:          Asset Management       o   Joined Aberdeen
    Philadelphia.                Inc. in 2005 and           Asset Management
o   Joined Aberdeen Asset        the portfolio in           Inc. in 2005 and
    Management Inc. in           2002.                      the portfolio in
    2005 and the             o   Formerly, Managing         2002.
    portfolio in 2002.           Director of            o   Formerly, Managing
o   Formerly, Managing           Deutsche Asset             Director of
    Director of Deutsche         Management; joined         Deutsche Asset
    Asset Management;            Deutsche Asset             Management; joined
    joined Deutsche Asset        Management in 1995         Deutsche Asset
    Management in 1992           after nine years of        Management in 1995
    after nine years of          experience as a            after 10 years of
    experience as an             trader, analyst and        fixed income
    analyst and fixed            developer of analytical    experience,
    income portfolio             and risk management        including vice
    manager at PNC               systems for Paine          president for US
    Financial and credit         Webber and Merrill         taxable fixed
    analyst at First             Lynch.                     income securities
    Pennsylvania Bank.       o   BS, Pennsylvania           at Prudential
o   BA, Bucknell                 State University;          Securities.
    University; MBA,             MBA, Drexel            o   BA, SUNY Stony
    Drexel University.           University.                Brook.

J. Christopher Gagnier      Timothy C. Vile, CFA       William T. Lissenden
 o Head of Core Plus         o Senior portfolio         o Portfolio manager
   Fixed Income product        manager for Core           for Core Fixed
   and senior portfolio        Fixed Income               Income:
   manager for corporate       and Global Aggregate       Philadelphia.
   and commercial              Fixed Income:            o Joined Aberdeen
   mortgages:                  Philadelphia.              Asset Management
   Philadelphia.             o Joined Aberdeen            Inc. in 2005 and
 o Joined Aberdeen Asset       Asset Management           the portfolio in
   Management Inc. in          Inc. in 2005 and           2003.
   2005 and the                the portfolio in         o Formerly, Director
   portfolio in 2002.          2004.                      of Deutsche Asset
 o Formerly, Managing        o Formerly, Managing         Management; joined
   Director of Deutsche        Director of                Deutsche Asset
   Asset Management;           Deutsche Asset             Management in 2002
   joined Deutsche Asset       Management; joined         after 31 years of
   Management in 1997          Deutsche Asset             experience,
   after 17 years of           Management in 1991         including fixed
   experience in fixed         as member of Core          income strategist
   income investments          Fixed Income;              and director of
   at PaineWebber and          seconded to the            research at
   Continental Bank.           London office from         Conseco Capital
 o BS, The Wharton             January 1999 to            Management,
   School, University of       June 2002 to design        director of fixed
   Pennsylvania; MBA,          and develop the            income research
   University of Chicago.      firm's European            and product
                               Credit and Global          management at
Daniel R. Taylor, CFA          Aggregate                  Prudential
 o Senior portfolio            capabilities;              Securities and
   manager for                 before joining the         national sales
   asset-backed and            firm, he had six           manager for fixed
   commercial mortgage         years of experience        income securities
   fixed income                that included              at Prudential
   investments:                portfolio manager          Securities.
   Philadelphia.               for fixed income         o BS, St. Peter's
 o Joined Aberdeen Asset       portfolios at              College; MBA,
   Management Inc. in          Equitable Capital          Baruch College.
   2005 and the                Management.
   portfolio in 2002.        o BS, Susquehanna
 o Formerly, Managing          University.
   Director of Deutsche
   Asset Management;
   joined Deutsche Asset
   Management in 1998
   after six years of
   experience as fixed
   income portfolio
   manager and senior
   credit analyst for
   CoreStates Investment
   Advisors.
 o BS, Villanova
   University.


The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Core Fixed Income VIP -- Class A

To Be Updated.

Years Ended December 31,            2005     2004     2003      2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $12.07   $12.16   $11.98    $11.48   $11.45
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income^b           .47      .50      .45       .53      .62
--------------------------------------------------------------------------------
   Net realized and unrealized      (.21)     .05      .14       .37      .01
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment             .26      .55      .59       .90      .63
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income            (.41)    (.43)    (.41)     (.40)    (.60)
--------------------------------------------------------------------------------
   Net realized gain on             (.11)    (.21)      --        --       --
   investment transactions
--------------------------------------------------------------------------------
   Total distributions              (.52)    (.64)    (.41)     (.40)    (.60)
--------------------------------------------------------------------------------
Net asset value, end of period    $11.81   $12.07   $12.16    $11.98   $11.48
--------------------------------------------------------------------------------
Total Return (%)                    2.25     4.53     5.13      8.01     5.71
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period            252      210      201       216      134
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses (%)                .67      .66      .66       .65      .64
--------------------------------------------------------------------------------
Ratio of net investment income (%)  3.96     4.18     3.75      4.57     5.46
--------------------------------------------------------------------------------
Portfolio turnover rate (%)          164^c    185^c    229^c     267      176
--------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities.

^b    Based on average shares outstanding during the period.

^c The portfolio turnover rate including mortgage dollar roll transactions was 176%, 204% and 265% for the years ended December 31, 2005, December 31, 2004, and December 31, 2003, respectively.

DWS Dreman Small Cap Value VIP

(formerly SVS Dreman Small Cap Value Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small US companies, which the portfolio defines as companies that are similar in market value to those in the Russell 2000 Value Index (as of March 31, 2006, the Russell 2000 Value Index had a median market capitalization of $656 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

The portfolio managers begin their stock selection process by screening stocks of small companies with below market price-to-earnings (P/E) ratios. The managers then seek companies with a low price compared to the book value, cash flow and yield and analyze individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group, the managers then complete their fundamental analysis and make their buy decisions from a group of the most attractive stocks, drawing on analysis of economic outlooks for various industries. The managers may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities and issuers represented.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The managers will normally sell a stock when it no longer qualifies as a small company, when its P/E rises above that of the Index, its fundamentals change or other investments offer better opportunities.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 20% of net assets in foreign securities.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case the small company portion of the US stock market. When small company stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Value Investing Risk. As with any investment strategy, the "value" strategy used in managing the portfolio's portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Small Company Risk. To the extent that the portfolio invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price than the stocks of larger companies. A shortage of reliable information, typical with small company investing, can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. In addition, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell. Finally, the valuation of such securities often depends on future expectations.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio is designed for value-oriented investors who are interested in small-cap market exposure.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio, operated with a different investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio's current policies and advisory agreement had been in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

               21.73      -11.25      2.80        4.05      17.63      -11.43      42.15      26.03       10.25
-------------------------------------------------------------------------------------------------------------------
                1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 21.84%, Q2 2003                   Worst Quarter: -22.47%, Q3 1998

2006 Total Return as of March 31:  14.59%

Average Annual Total Returns (%) as of 12/31/2005

                         1 Year          5 Years                Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class A     10.25             15.53                       9.59
--------------------------------------------------------------------------------
Index                     4.71             13.55                      12.74
--------------------------------------------------------------------------------

Index: The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

*    Since 5/1/96. Index comparison begins 4/30/96.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.04
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    0.79
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $81            $252           $439           $978
--------------------------------------------------------------------------------



The Portfolio Managers

The portfolio's subadvisor is Dreman Value Management, L.L.C. The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:


David N. Dreman                           Nelson Woodward
Chairman and CIO of the subadvisor and    Managing Director of the subadvisor
Co-Manager of the portfolio.              and Co-Manager of the portfolio.
 o Began investment career in 1957.        o Began investment career in 1957.
 o Joined the portfolio in 2002.           o Joined the portfolio in 2002.
 o Founder and Chairman, Dreman Value
   Management, L.L.C. since 1977.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio and operated with a different goal and investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio's current policies and advisory agreement had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Dreman Small Cap Value VIP -- Class A

Years Ended December 31,            2005     2004     2003      2002     2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $20.05   $16.06   $11.66    $13.21   $11.23
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income (loss)^a    .19      .17      .19       .17      .09
--------------------------------------------------------------------------------
   Net realized and unrealized      1.67     3.98     4.55     (1.67)    1.89
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment            1.86     4.15     4.74     (1.50)    1.98
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income            (.15)    (.16)    (.15)     (.05)      --
--------------------------------------------------------------------------------
   Net realized gain on            (1.78)      --    ( .19)       --       --
   investment transactions
--------------------------------------------------------------------------------
   Total distributions             (1.93)    (.16)    (.34)     (.05)      --
--------------------------------------------------------------------------------
Net asset value, end of period    $19.98   $20.05   $16.06    $11.66   $13.21
--------------------------------------------------------------------------------
Total Return (%)                   10.25    26.03    42.15    (11.43)   17.63
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period            493      467      354       250      194
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses (%)                .79      .79      .80       .81      .79
--------------------------------------------------------------------------------
Ratio of net investment income (%)   .96      .96     1.46      1.28      .77
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           61       73       71        86       57
--------------------------------------------------------------------------------

^a    Based on average shares outstanding during the period.

DWS Government & Agency Securities VIP

(formerly Scudder Government & Agency Securities Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks high current income consistent with preservation of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities. US government-related debt instruments in which the portfolio may invest include:

o  direct obligations of the US Treasury;

o securities such as Ginnie Maes which are mortgage-backed securities issued and guaranteed by the Government National Mortgage Association (GNMA) and supported by the full faith and credit of the United States; and

o securities issued or guaranteed, as to their payment of principal and interest, by US government agencies or government sponsored entities, some of which may be supported only by the credit of the issuer.

The portfolio normally invests all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities, except the portfolio may invest up to 10% of its net assets in cash equivalents, such as money market funds, and short-term bond funds. These securities may not be issued or guaranteed by the US government, its agencies or instrumentalities. The portfolio may use derivative instruments as described in "Other Investments."

In deciding which types of government bonds to buy and sell, the portfolio manager first considers the relative attractiveness of Treasuries compared to other US government and agency securities and determine allocations for each. His decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, the manager reviews each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use specialized analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

The manager may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on his outlook for interest rates.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Credit Quality Policies

This portfolio normally invests substantially all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.

Other Investments

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio focuses its investments on mortgage-related securities, it is more vulnerable to both of these risks.

Agency Risk. Some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality while other government securities have an additional line of credit with the US Treasury. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. The full faith and credit guarantee of the US government doesn't protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Another factor that could affect performance is:

o the manager could be incorrect in his analysis of economic trends, the relative attractiveness of different securities or other matters.

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by US government securities.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

    2.56        8.96       7.03       0.68       10.93       7.48       8.05        2.26       3.75       2.57
-------------------------------------------------------------------------------------------------------------------
    1996        1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 4.13%, Q3 2001                    Worst Quarter: -1.99%, Q1 1996

2006 Total Return as of March 31: -0.16%

Average Annual Total Returns (%) as of 12/31/2005

                      1 Year             5 Years                     10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A    2.57               4.80                        5.38
--------------------------------------------------------------------------------
Index                   3.21               5.43                        6.19
--------------------------------------------------------------------------------

Index: The Lehman Brothers GNMA Index is an unmanaged market value-weighted measure of all fixed rate securities backed by mortgage pools of the Government National Mortgage Association.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.55%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.08
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    0.63
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares          $64            $202           $351           $786
--------------------------------------------------------------------------------

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

William Chepolis, CFA
Managing Director of Deutsche Asset
Management
and Portfolio Manager of the portfolio.
 o Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.
 o Senior Portfolio Manager for Mortgage Backed Securities: New York.
 o Joined the portfolio in 2002.
 o BIS, University of Minnesota.

The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Government & Agency Securities VIP -- Class A

To Be Updated.

Years Ended December 31,            2005     2004     2003      2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $12.55   $12.54   $12.84    $12.32   $11.96
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income^b           .51      .44      .31       .62      .61
--------------------------------------------------------------------------------
   Net realized and unrealized      (.20)     .03     (.04)      .35      .25
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment             .31      .47      .27       .97      .86
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income            (.50)    (.35)    (.35)     (.45)    (.50)
--------------------------------------------------------------------------------
   Net realized gain on             (.10)    (.11)    (.22)       --       --
   investment transactions
--------------------------------------------------------------------------------
   Total distributions              (.60)    (.46)    (.57)     (.45)    (.50)
--------------------------------------------------------------------------------
Net asset value, end of period    $12.26   $12.55   $12.54    $12.84   $12.32
--------------------------------------------------------------------------------
Total Return (%)                    2.57^e   3.75^d   2.26      8.05     7.48
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period            243      280      347       551      305
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses (%)                .63      .61      .61       .59      .60
--------------------------------------------------------------------------------
Ratio of net investment income (%)  4.17     3.59     2.50      4.96     5.06
--------------------------------------------------------------------------------
Portfolio turnover rate (%)          191^c    226^c    511^c     534^c    334
--------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities.

^b    Based on average shares outstanding during the period.

^c The portfolio turnover rate including mortgage dollar roll transactions was 325%, 391%, 536% and 651% for the periods ended December 31, 2005, December 31, 2004, December 31, 2003 and December 31, 2002, respectively.

^d Reimbursement of $2,420 due to disposal of investments in violation of restrictions had no effect on total return.

^e Reimbursement of $234 due to disposal of investments in violation of restrictions had no effect on total return.

DWS High Income VIP

(formerly Scudder High Income Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks to provide a high level of current income.

Under normal circumstances, this portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields, have higher volatility and higher risk of default on payments of interest or principal. The portfolio may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers.

The portfolio manager focuses on cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. The manager uses an active process which emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment-grade fixed income securities (junk bonds).

The investment process involves using primarily a "bottom-up" approach by using relative value and fundamental analysis to select the best securities within each industry, and a top-down approach to assess the overall risk and return in the market and which considers macro trends in the economy. To select securities or investments, the portfolio manager:

o analyzes economic conditions for improving or undervalued sectors and industries;

o uses independent credit research and on-site management visits to evaluate individual issuers' debt service, growth rate, and both downgrade and upgrade potential;

o  assesses new issues versus secondary market opportunities; and

o seeks issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.

Portfolio Maturity. The portfolio manager intends to maintain a dollar-weighted effective average portfolio maturity of seven to ten years. The portfolio's average portfolio maturity may vary and may be shortened by certain of the portfolio's securities which have floating or variable interest rates or include put features that provide the portfolio the right to sell the security at face value prior to maturity. Subject to its portfolio maturity policy, the portfolio may purchase individual securities with any stated maturity.

The dollar-weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to, prepayment patterns, call dates and put features. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Other Investments

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Another factor that could affect performance is:

o the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different securities, geographical trends or other matters.

Investors who seek high current income and can accept risk of loss of principal may be interested in this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


   14.06       11.61       1.45       2.15       -8.68       2.63       -0.30      24.62      12.42       3.89
-------------------------------------------------------------------------------------------------------------------
    1996        1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 8.59%, Q2 2003                    Worst Quarter: -6.66%, Q3 1998

2006 Total Return as of March 31: 2.43%

Average Annual Total Returns (%) as of 12/31/2005

                         1 Year            5 Years            10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A     3.89                8.29                6.02
--------------------------------------------------------------------------------
Index                    2.26                9.83                7.13
--------------------------------------------------------------------------------

Index: The Credit Suisse High Yield Index is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield market.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                        Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.60%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.10
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    0.70
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares               $72            $224           $390           $871
--------------------------------------------------------------------------------


The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

  Andrew P. Cestone
  Managing Director of Deutsche Asset Management and
  Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1998 and the portfolio in 2002.
   o Head of High Yield.
   o Previous experience includes five years as an investment analyst at Phoenix Investment Partners and as a credit officer in the asset-based lending group at Fleet Financial Group.
   o BA, University of Vermont.

The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS High Income VIP -- Class A

Years Ended December 31,            2005     2004     2003      2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $ 8.78   $ 8.43   $ 7.40    $ 8.13   $ 9.16
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income^b           .68      .67      .67       .75      .84
--------------------------------------------------------------------------------
   Net realized and unrealized      (.38)     .31     1.03      (.74)    (.59)
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment             .30      .98     1.70       .01      .25
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income            (.85)    (.63)    (.67)     (.74)   (1.28)
--------------------------------------------------------------------------------
Net asset value, end of period    $ 8.23   $ 8.78   $ 8.43    $ 7.40   $ 8.13
--------------------------------------------------------------------------------
Total Return (%)                    3.89    12.42    24.62      (.30)    2.63
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period            344      393      413       329      335
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses (%)                .70      .66      .67       .66      .70
--------------------------------------------------------------------------------
Ratio of net investment income (%)  8.27     8.11     8.62     10.07     9.89
--------------------------------------------------------------------------------
Portfolio turnover rate (%)          100      162      165       138       77
--------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities.

^b   Based on average shares outstanding during the period.

DWS International Select Equity VIP

(formerly Scudder International Select Equity Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities and other securities with equity characteristics.

The portfolio primarily invests in the countries that make up the MSCI EAFE(R) Index. The MSCI EAFE(R) Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. At least 50% of the portfolio's assets will be invested in securities that are represented in the MSCI EAFE(R) Index. However, the portfolio may invest up to 50% of its total assets in non-Index securities of companies located in the countries that make up the Index. Under normal market conditions, the portfolio invests in securities of issuers with a minimum market capitalization of $500 million.

The portfolio manager seeks to identify a focused list of approximately 35 to 50 companies that offer, in his opinion, the greatest upside potential on a rolling 12-month view. The portfolio manager uses an entirely bottom-up approach, with no active allocation among countries, regions or industries.

The portfolio manager's process begins with a broad universe of equity securities of issuers located in the countries that make up the MSCI EAFE(R) Index. The universe includes all securities in the Index and a large number of securities not included in the Index but whose issuers are located in the countries that make up the Index.

Teams of analysts worldwide screen the companies in the universe to identify those with high and sustainable return on capital and long-term prospects for growth. The portfolio manager focuses on companies with real cash flow on investment rather than published earnings. The research teams rely on information gleaned from a variety of sources and perspectives, including broad trends such as lifestyle and technological changes, industry cycles and regulatory changes, quantitative screening and individual company analysis.

Based on this fundamental research, the portfolio manager sets a target price objective (the portfolio manager's opinion of the intrinsic value of the security) for each security and rank the securities based on these target price objectives. The portfolio manager applies a strict buy and sell strategy. The top 35 to 50 stocks in the ranking are purchased for the portfolio. Stocks are sold when they meet their target price objectives or when the portfolio manager revises price objectives downward. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

The portfolio may also invest up to 20% of its assets in cash equivalents, US investment grade fixed income securities and US stocks and other equities. The portfolio may invest a portion of its assets in companies located in countries with emerging markets. These countries are generally located in Latin America, the Middle East, Eastern Europe, Asia and Africa. Typically, the portfolio will not hold more than 15% of its net assets in emerging markets.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio manager may use these and other types of derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, and the portfolio may not be able to get attractive prices for them.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the manager's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Futures and Options. Although not one of its principal investment strategies, the portfolio may invest in futures and options, which are types of derivatives. Risks associated with derivatives include:

o the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

o derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

o the risk that the portfolio cannot sell the derivative because of an illiquid secondary market; and

o futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

This portfolio may appeal to investors who are seeking high capital appreciation and are willing to accept the risks of investing in the stocks of foreign companies.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy than the portfolio or Scudder International Research Portfolio. Performance would have been different if the portfolio's current policies had been in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

   16.49        9.46      10.02       45.71      -20.49     -24.43     -13.48      29.83      18.25       14.51
-------------------------------------------------------------------------------------------------------------------
    1996        1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 31.03%, Q4 1999                   Worst Quarter: -17.32%, Q3 1998

2006 Total Return as of March 31: 11.48%

Average Annual Total Returns (%) as of 12/31/2005

                                 1 Year           5 Years        10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A             14.51            2.82            6.45
--------------------------------------------------------------------------------
Index 1                          16.41            6.40            6.38
--------------------------------------------------------------------------------
Index 2                          13.54            4.55            5.84
--------------------------------------------------------------------------------

Index 1: The MSCI EAFE + EMF Index (Morgan Stanley Capital International Europe, Australasia, Far East and Emerging Market Free Index) is an unmanaged index generally accepted as a benchmark for performance of major overseas markets, plus emerging markets.

Index 2: The MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia, Far East Index) is a generally accepted benchmark for performance of major overseas markets.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.12
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    0.87
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual portfolios. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares             $89            $278           $482          $1,073
--------------------------------------------------------------------------------

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

  Matthias Knerr, CFA
  Director, Deutsche Asset Management and Portfolio
  Manager of the portfolio.
  o Joined Deutsche Asset Management in 1995 and the portfolio in 2004.
  o Portfolio manager for EAFE Equities and Global
    Equities.
  o BS, Pennsylvania State University.

The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy than the portfolio or Scudder International Research Portfolio. Performance would have been different if the portfolio's current policies had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS International Select Equity VIP -- Class A

Years Ended December 31,            2005     2004     2003      2002     2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $11.91   $10.18   $ 7.96    $ 9.24   $14.73
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income (loss)^a    .20      .17      .10       .12      .05
--------------------------------------------------------------------------------
   Net realized and unrealized      1.48     1.67     2.23     (1.36)   (3.46)
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment            1.68     1.84     2.33     (1.24)   (3.41)
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income            (.34)    (.11)    (.11)     (.04)    (.10)
--------------------------------------------------------------------------------
   Net realized gain on               --       --       --        --    (1.98)
   investment transactions
--------------------------------------------------------------------------------
   Total distributions              (.34)    (.11)    (.11)     (.04)   (2.08)
--------------------------------------------------------------------------------
Net asset value, end of period    $13.25   $11.91   $10.18    $ 7.96   $ 9.24
--------------------------------------------------------------------------------
Total Return (%)                   14.51    18.25    29.83    (13.48)  (24.43)
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period            196      184      147       120      121
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses (%)                .87      .89      .94       .85      .92
--------------------------------------------------------------------------------
Ratio of net investment income (%)  1.59     1.58     1.17      1.46      .44
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           93       88      139       190      145
--------------------------------------------------------------------------------

^a    Based on average shares outstanding during the period.

DWS Large Cap Value VIP

(formerly Scudder Large Cap Value Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks to achieve a high rate of total return. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000 Value Index (as of March 31, 2006, the Russell 1000 Value Index had a median market capitalization of $5.12 billion) and that the portfolio managers believe are undervalued. These are typically companies that have been sound historically but are temporarily out of favor. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the portfolio can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize the financial services sector or other sectors. In fact, it may invest more than 25% of total assets in a single sector.

The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

The managers assemble the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The managers may favor securities from different sectors and industries at different times while still maintaining variety in terms of the sectors and industries represented.

The managers will normally sell a stock when the managers believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the portfolio's emphasis on a given industry.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

The portfolio may invest up to 20% of total assets in foreign securities. The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. At times, large company stocks may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Value Investing Risk. As with any investment strategy, the "value" strategy used in managing the portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors seeking to diversify a growth-oriented portfolio or add a core holding to a value-oriented portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

               30.38      19.26      -10.21      16.13       1.87      -14.98      32.60      10.07       1.97
-------------------------------------------------------------------------------------------------------------------
                1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 18.86%, Q2 2003                   Worst Quarter: -19.06%, Q3 2002

2006 Total Return as of March 31: 4.36%


Average Annual Total Returns (%) as of 12/31/2005

                          1 Year           5 Years              Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class A       1.97             5.21                    9.73
--------------------------------------------------------------------------------
Index                      7.05             5.28                   10.67
--------------------------------------------------------------------------------

Index: The Russell 1000 Value Index is an unmanaged index which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

*    Since 5/1/96. Index comparison begins 4/30/96.

Total returns would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.05
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    0.80
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares             $82            $255           $444           $990
--------------------------------------------------------------------------------


The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Thomas F. Sassi                           Steve Scrudato, CFA
Managing Director of Deutsche Asset       Director of Deutsche Asset
Management and Lead Portfolio Manager     Management and Portfolio
of the portfolio.                         Manager of the portfolio.
 o Joined Deutsche Asset Management        o Joined Deutsche Asset Management
   in 1996 and the portfolio in 1997.        in 2000 as a portfolio
 o Over 33 years of investment               specialist, Large Cap Value: New
   industry experience.                      York.
 o BBA, MBA, Hofstra University.           o Prior to that, 11 years of
                                             experience as a product
                                             specialist and client service
                                             executive at Dreyfus Investment
                                             Advisors and various investment
                                             consulting and manager research
                                             positions at Diversified
                                             Investment Advisors and
                                             PaineWebber.
                                           o Joined the portfolio in 2004.
                                           o BA, Moravian College.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Large Cap Value VIP -- Class A

Years Ended December 31,             2005     2004     2003     2002     2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of      $15.79   $14.57   $11.24   $13.40   $13.40
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income (loss)^a     .26      .27      .24      .23      .23
--------------------------------------------------------------------------------
   Net realized and unrealized        .04     1.18     3.33    (2.20)     .01
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment              .30     1.45     3.57    (1.97)     .24
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income             (.28)    (.23)    (.24)    (.19)    (.24)
--------------------------------------------------------------------------------
Net asset value, end of period     $15.81   $15.79   $14.57   $11.24   $13.40
--------------------------------------------------------------------------------
Total Return (%)                     1.97^b  10.07    32.60   (14.98)    1.87
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period             268      274      263      215      257
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense      .80      .80      .80      .79      .79
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense       .80      .80      .80      .79      .79
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income       1.64     1.84     1.94     1.84     1.75
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)            64       40       58       84       72
--------------------------------------------------------------------------------

^a    Based on average shares outstanding during the period.

^b    Total return would have been lower had certain expenses not been reduced.

DWS Money Market VIP

(formerly Scudder Money Market Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks maximum current income to the extent consistent with stability of principal.

The portfolio pursues its goal by investing exclusively in high quality short-term securities, as well as certain repurchase agreements that are backed by high-quality securities.

While the portfolio's advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments, including US Government obligations, can change in value when interest rates change or an issuer's creditworthiness changes.

The portfolio seeks to achieve its goal of current income by investing in high quality money market securities and maintaining a dollar-weighted average maturity of 90 days or less. The portfolio follows two policies designed to maintain a stable share price:

o Portfolio securities are denominated in US dollars and generally have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase.

o The portfolio buys US Government debt obligations, money market instruments and other debt obligations that at the time of purchase:

   - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

   - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

   -  are unrated, but are determined to be of similar quality by the advisor;
      or

   - have no short-term rating, but are rated in one of the top three highest long-term rating categories, or are determined to be of similar quality by the advisor.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Principal investments

The portfolio primarily invests in the following types of investments:

The portfolio may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate.

These include:

o Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper) and notes. Securities that do not satisfy the maturity restrictions for a money market portfolio may be specifically structured so that they are eligible investments for money market portfolios. For example, some securities have features which have the effect of shortening the security's maturity.

o US Government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US Government.

o Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

o Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The portfolio may buy securities from many types of issuers, including the US Government, corporations and municipalities. The portfolio may invest more than 25% of its net assets in government securities and instruments issued by domestic banks. For purposes of this 25% investment policy, domestic banks include US banks and certain US branches of foreign banks.

The portfolio may invest up to 10% of its total assets in other money market portfolios in accordance with applicable regulations.

Working in conjunction with a credit team, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.


The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the portfolio only buys high quality securities with minimal credit risk. Also, the portfolio only buys securities with remaining maturities of 397 days (approximately 13 months) or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US Government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market portfolios.

Repurchase Agreement Risk. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

o  it cannot sell the securities at the agreed-upon time and price; or

o  the securities lose value before they can be sold.

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Concentration Risk. Because the portfolio may invest more than 25% of its net assets in government securities and instruments issued by domestic banks, it may be vulnerable to setbacks in that industry. Banks are highly dependent on short-term interest rates and can be adversely affected by downturns in the US and foreign economies or changes in banking regulations.

Prepayment Risk. When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high yielding bond before it comes due, the portfolio may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the portfolio's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

This portfolio may be of interest to investors who want a broadly diversified money market fund.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares. The performance of the portfolio varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

    5.03        5.25       5.15       4.84        6.10       3.75       1.35        0.72       0.91       2.80
-------------------------------------------------------------------------------------------------------------------
    1996        1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 1.56%, Q3 2000                    Worst Quarter: 0.14%, Q3 2003

2006 Total Return as of March 31:  0.99%

Average Annual Total Returns (%) as of 12/31/2005

                         1 Year           5 Years                10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A       2.80            1.90                    3.57
--------------------------------------------------------------------------------

7-day yield as of December 31, 2005: 3.74%

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                        Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.46%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    0.52
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                  1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares            $53            $167           $291           $653
--------------------------------------------------------------------------------

The Portfolio Managers

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market portfolios.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Money Market VIP -- Class A

Years Ended December 31,             2005     2004     2003     2002     2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of      $1.000   $1.000   $1.000   $1.000   $1.000
period
--------------------------------------------------------------------------------
Income from investment operations:
   Net investment income             .028     .009     .007     .013     .037
--------------------------------------------------------------------------------
   Total from investment             .028     .009     .007     .013     .037
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income            (.028)   (.009)   (.007)   (.013)   (.037)
--------------------------------------------------------------------------------
Net asset value, end of period     $1.000   $1.000   $1.000    $1.000  $1.000
--------------------------------------------------------------------------------
Total Return (%)                     2.80      .91      .72     1.35     3.75
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period             235      241      326      570      671
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses (%)                 .52      .53      .54      .54      .55
--------------------------------------------------------------------------------
Ratio of net investment income (%)   2.77      .88      .73     1.35     3.39
--------------------------------------------------------------------------------

DWS Small Cap Growth VIP

(formerly Scudder Small Cap Growth Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of investors' capital. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000 Growth Index (as of March 31, 2006, the Russell 2000 Growth Index had a median market capitalization of $667 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

Using quantitative and qualitative screens, and extensive fundamental and field research, the manager looks for companies with strong valuations, exceptional management teams, strong current or potential competitive positioning in their respective industries, clean balance sheets, and attractive earnings growth, among other factors. The manager seeks to maintain a diversified portfolio of small cap growth equity holdings, generally investing across most sectors of the economy including the traditional growth-oriented sectors of information technology, health care and consumer products.

The manager generally looks for companies that they believe have potential for sustainable above-average earnings growth and whose market value appears reasonable in light of their business prospects.

The manager may favor different types of securities from different industries and companies at different times.

The manager will normally sell a stock when he believes its price has achieved and is unlikely to rise past the price target the team initially set at time of purchase and is unlikely to continue to rise, the stock's fundamental investment thesis no longer holds, the manager discovers a better opportunity within the same sector or if the stock's market capitalization begins to distort the weighted-average market capitalization of the overall portfolio.

Also, as companies in the portfolio exceed the market value of those in the Russell 2000 Growth Index, the portfolio may continue to hold their stock, but generally will not add to these holdings.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 25% of total assets in foreign securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures and options, including sales of covered put and call options. The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case the small company portion of the US stock market. When small company stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Growth Investing Risk. Since growth companies usually reinvest a large portion of earnings in their own businesses, growth stocks may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Small Company Risk. To the extent that the portfolio invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price than the stocks of larger companies. A shortage of reliable information, typical with small company investing, can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. In addition, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell. Finally, the valuation of such securities often depends on future expectations.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

o the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors who are looking to add the growth potential of small and mid-size companies or to diversify a large-cap growth portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

   28.04       34.20      18.37       34.56      -10.71     -28.91     -33.36      32.94      11.02       7.07
-------------------------------------------------------------------------------------------------------------------
    1996        1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 30.96%, Q4 1999                   Worst Quarter: -31.72%, Q3 2001

2006 Total Return as of March 31: 11.72%

Average Annual Total Returns (%) as of 12/31/2005

                            1 Year              5 Years            10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A         7.07                -5.63               6.23
--------------------------------------------------------------------------------
Index                        4.15                2.28                4.69
--------------------------------------------------------------------------------

Index: The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a higher price-to-book ratio and higher forecasted growth values.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                          Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee(1)                                                  0.65%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                    None
--------------------------------------------------------------------------------
Other Expenses                                                     0.07
--------------------------------------------------------------------------------
Total Annual Operating Expenses(2)                                 0.72
--------------------------------------------------------------------------------

(1) Management fees have been restated to reflect the new fee schedule effective May 2, 2005.

(2) Through April 30, 2008, the advisor, the underwriter and the accounting agent have agreed to waive all or a portion of their respective fees and/or reimburse or pay operating expenses to the extent necessary to maintain the portfolio's total operating expenses at 0.72% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $74            $230           $401           $894
--------------------------------------------------------------------------------

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:


  Robert S. Janis
  Managing Director of Deutsche Asset
  Management and Portfolio Manager
  of the portfolio.
   o Joined Deutsche Asset Management and the portfolio in 2004.
   o Previously served as portfolio manager for 10 years at Credit Suisse Asset Management (or at its predecessor, Warburg Pincus Asset Management).
   o Over 20 years of investment industry experience.
   o BA, MBA, The Wharton School,
     University of Pennsylvania.

The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Small Cap Growth VIP -- Class A

Years Ended December 31,             2005     2004     2003     2002     2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of      $12.59   $11.34   $ 8.53   $12.80   $21.64
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income (loss)^a    (.06)    (.05)    (.04)    (.02)    (.02)
--------------------------------------------------------------------------------
   Net realized and unrealized        .95     1.30     2.85    (4.25)   (6.27)
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment              .89     1.25     2.81    (4.27)   (6.29)
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net realized gain on
   investment transactions             --       --       --       --    (2.52)
--------------------------------------------------------------------------------
   Return of capital                   --       --       --       --     (.03)
--------------------------------------------------------------------------------
   Total distributions                 --       --       --       --    (2.55)
--------------------------------------------------------------------------------
Net asset value, end of period     $13.48   $12.59   $11.34   $ 8.53   $12.80
--------------------------------------------------------------------------------
Total Return (%)                     7.07^b  11.02    32.94   (33.36)  (28.91)
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period             243      210      210      154      232
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses (%)                 .72      .71      .69      .71      .68
--------------------------------------------------------------------------------
Ratio of net investment              (.47)    (.47)    (.41)    (.24)    (.12)
income (loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)            94      117      123       68      143
--------------------------------------------------------------------------------

^a   Based on average shares outstanding during the period.

^b In 2005, the Portfolio realized a gain of $49,496 on the disposal of an investment not meeting the Portfolio's investment restrictions. This gain had no effect on the total return.

DWS Strategic Income VIP

(formerly Scudder Strategic Income Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks a high current return. The portfolio invests mainly in bonds issued by US and foreign corporations and governments. The credit quality of the portfolio's investments may vary; the portfolio may invest up to 100% of total assets in either investment-grade bonds or in junk bonds, which are those below the fourth highest credit rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and higher risk of default on payments of interest or principal. The portfolio may invest up to 50% of total assets in foreign bonds. The portfolio may also invest in emerging markets securities and dividend-paying common stocks.

In deciding which types of securities to buy and sell, the portfolio managers typically weigh a number of factors against each other, from economic outlooks and possible interest rate movements to changes in supply and demand within the bond market. In choosing individual bonds, the managers consider how they are structured and use independent analysis of issuers' creditworthiness.

The managers may shift the proportions of the portfolio's holdings, favoring different types of securities at different times, while still maintaining variety in terms of the companies and industries represented.

The managers may adjust the duration (a measure of sensitivity to interest rates) of the portfolio, depending on their outlook for interest rates.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Other Investments

Part of the portfolio's current investment strategy involves the use of various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Pricing Risk. At times, market conditions might make it hard to value some investments. As a result, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Another factor that could affect performance is:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio is designed for investors who are interested in a bond portfolio that emphasizes different types of bonds depending on market and economic outlooks.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to May 1, 2000, the portfolio was named Kemper Global Income Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio's current policies were in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with four broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                          10.98       -5.85       2.57       5.23       11.30       7.85       8.60       2.38
-------------------------------------------------------------------------------------------------------------------
                           1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 6.35%, Q3 1998                    Worst Quarter: -3.33%, Q2 1999

2006 Total Return as of March 31: 1.13%

Average Annual Total Returns (%) as of 12/31/2005

                         1 Year                  5 Years        Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class A     2.38                      7.03                  5.18
--------------------------------------------------------------------------------
Index 1                 -6.88                      6.92                  5.97
--------------------------------------------------------------------------------
Index 2                 11.86                     12.79                 11.05
--------------------------------------------------------------------------------
Index 3                  2.83                      8.76                  6.32
--------------------------------------------------------------------------------
Index 4                  2.84                      8.74                  7.58
--------------------------------------------------------------------------------

Index 1: The Citigroup World Government Bond Index (formerly known as Salomon Smith Barney World Government Bond Index) is an unmanaged index comprised of government bonds from 18 developed countries (including the US) with maturities greater than one year.

Index 2: The JP Morgan Emerging Markets Bond Plus Index is an unmanaged foreign securities index of US dollar- and other external-currency-denominated Brady bonds, loans, Eurobonds and local market debt instruments traded in emerging markets.

Index 3: The Merrill Lynch High Yield Master Cash Pay Only Index is an unmanaged index which tracks the performance of below investment grade US dollar-denominated corporate bonds publicly issued in the US domestic market.

Index 4: The Lehman Brothers US Treasury Index is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.

*    Since 5/1/97. Index comparisons begin 4/30/97.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.65%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.23
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    0.88
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares               $90            $281           $488          $1,086
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of portfolio managers across a range of investment strategies. The lead portfolio manager is responsible for the portfolio's overall investment strategy as well as the allocation of assets to the portfolio management teams of the underlying investment strategies. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio for their investment strategy, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:


Andrew P. Cestone            William Chepolis, CFA    Robert Wang
Managing Director of         Managing Director of     Managing Director of
Deutsche Asset Management    Deutsche Asset           Deutsche Asset
and Portfolio Manager of     Management               Management and Portfolio
the portfolio.               and Lead Portfolio       Manager of the portfolio.
 o Joined Deutsche Asset     Manager of the            o Joined Deutsche
   Management in 1998        portfolio.                  Asset Management in
   and the portfolio in       o Joined Deutsche          1995 as a senior
   2002.                        Asset Management         fixed income
 o Head of High Yield.          in 1998 after            portfolio manager
 o Previous experience          13 years of              after 13 years of
   includes five years          experience as            experience at
   as an investment             vice president           J.P. Morgan & Co.
   analyst at Phoenix           and portfolio            trading fixed
   Investment Partners          manager for              income, derivatives
   and as a credit              Norwest Bank             and foreign exchange
   officer in the               where he managed         products.
   asset-based lending          the bank's fixed       o Global Asset
   group at Fleet               income and               Allocation senior
   Financial Group.             foreign exchange         portfolio manager:
 o BA, University of            portfolios.              New York.
   Vermont.                   o Senior Portfolio       o Joined the portfolio
                                Manager for              in 2005.
                                Mortgage Backed        o BS, The Wharton
                                Securities: New          School, University
                                York.                    of Pennsylvania.
                              o Joined the portfolio
                                in 2002.
                              o BIS, University
                                of Minnesota.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to May 1, 2000, the portfolio was named Kemper Global Income Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio's current policies had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Strategic Income VIP -- Class A

Years Ended December 31,             2005     2004     2003     2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of      $12.25   $11.82   $11.10   $10.27   $ 9.86
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income^b            .65      .58      .41      .45      .48
--------------------------------------------------------------------------------
   Net realized and unrealized       (.39)     .39      .47      .68      .03
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment              .26      .97      .88     1.13      .51
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income             (.98)      --     (.15)    (.30)    (.10)
--------------------------------------------------------------------------------
   Net realized gain on              (.03)    (.54)    (.01)      --       --
   investment transactions
--------------------------------------------------------------------------------
   Total distributions              (1.01)    (.54)    (.16)    (.30)    (.10)
--------------------------------------------------------------------------------
Net asset value, end of period     $11.50   $12.25   $11.82   $11.10   $10.27
--------------------------------------------------------------------------------
Total Return (%)                     2.38     8.60     7.85    11.30     5.23
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period              71       62       62       60       21
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses (%)                 .88      .84      .83      .73      .66
--------------------------------------------------------------------------------
Ratio of net investment income (%)   5.61     4.99     3.60     4.26     4.76
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           120      210      160       65       27
--------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.04, increase net realized and unrealized gains and losses per share by $.04 and decrease the ratio of net investment income to average net assets from 5.16% to 4.76%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b   Based on average shares outstanding during the period.

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o The portfolios may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

o The advisor or a portfolio's subadvisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest. For DWS Money Market VIP, such determination will be made pursuant to procedures adopted by the Board.

Each portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until a portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The portfolios' Statement of Additional Information includes a description of each portfolio's policies and procedures with respect to the disclosure of a portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Investment Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, or its subadvisors make the portfolios' investment decisions, buy and sell securities for the portfolios and conduct research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM or a subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Each portfolio's shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustees' approval of each portfolio's investment management agreement and, as applicable, subadvisory agreement (see "Shareholder reports" on the back cover).

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio during the most recent fiscal year, as a percentage of each portfolio's average daily net assets:

Portfolio Name                                       Fee Paid
--------------------------------------------------------------------------------
DWS Balanced VIP*                                     0.47%
--------------------------------------------------------------------------------
DWS Blue Chip VIP                                     0.65%
--------------------------------------------------------------------------------
DWS Core Fixed Income VIP                             0.60%
--------------------------------------------------------------------------------
DWS Dreman Small Cap Value VIP                        0.75%
--------------------------------------------------------------------------------
DWS Government & Agency Securities VIP                0.55%
--------------------------------------------------------------------------------
DWS High Income VIP                                   0.60%
--------------------------------------------------------------------------------
DWS International Select Equity VIP                   0.75%
--------------------------------------------------------------------------------
DWS Large Cap Value VIP*                              0.75%
--------------------------------------------------------------------------------
DWS Money Market VIP                                  0.46%
--------------------------------------------------------------------------------
DWS Small Cap Growth VIP                              0.65%
--------------------------------------------------------------------------------
DWS Strategic Income VIP                              0.65%
--------------------------------------------------------------------------------

* Reflecting the effect of expense limitations and/or fee waivers then in effect.


Portfolio Subadvisors


Subadvisor for DWS Core Fixed Income VIP

Pursuant to an investment subadvisory agreement between the advisor and Aberdeen Asset Management Inc. ("AAMI"), a US registered investment advisor, AAMI acts as subadvisor to DWS Core Fixed Income VIP. AAMI provides a full range of international investment advisory services to institutional and retail clients. AAMI is a direct, wholly owned subsidiary of Aberdeen Asset Management PLC, the parent company of an asset management group formed in 1983. AAMI's principal business address is 1735 Market Street, Philadelphia, PA 19103. DeIM pays a fee to AAMI for acting as subadvisor to DWS Core Fixed Income VIP.

Subadvisor for DWS Dreman Small Cap Value VIP

Dreman Value Management L.L.C., 520 East Cooper Avenue, Aspen, Colorado, is the subadvisor to DWS Dreman Small Cap Value VIP and receives a fee for its services from DeIM. Founded in 1977, Dreman Value Management L.L.C. currently manages over $11 billion in assets. DeIM pays a fee to Dreman Value Management L.L.C. for acting as subadvisor to DWS Dreman Small Cap Value VIP.

Market timing related regulatory and litigation matters Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

            DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

            Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Your Investment in the Portfolios

The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.


Policies about transactions

The information in this prospectus applies to Class A shares of each portfolio. Class A shares are offered at net asset value. Each portfolio has another class of shares which is offered separately.

Technically, the shareholders of DWS Variable Series II (which includes the portfolios just described) are the participating insurance companies (the "insurance companies") that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolios do not sell shares directly to the public. The portfolios sell shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to a portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolios, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of a portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than a portfolio and have different expense ratios than the portfolios. As a result, the performance of a portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in that portfolio.

The portfolios have a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolios will ask for its name, address and other information that will allow a portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, a portfolio might request additional information (for instance, a portfolio would ask for documents such as the insurance company's articles of incorporation) to help a portfolio verify the insurance company's identity.

A portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

Since DWS Money Market VIP will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), that portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that DWS Money Market VIP receives investable funds.

A portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, DWS Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the financial advisor's recommendation of a portfolio.

Buying and Selling Shares

Each portfolio is open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolios continuously sell shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in a portfolio. Each insurance company submits purchase and redemption orders to a portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day a portfolio is open for business.

o Unless otherwise instructed, a portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolios do not issue share certificates.

o The portfolios reserve the right to reject purchases of shares for any reason.

o The portfolios reserve the right to withdraw or suspend the offering of shares at any time.

o The portfolios reserve the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its securities or pricing its shares.

o The portfolios may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of a portfolio, they are deemed to be in a portfolio's best interest or when a portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolios may close and liquidate an account if a portfolio is unable to verify provided information, or for other reasons; if a portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and the insurance company may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of a portfolio's shareholders.

o Currently, the Board of Trustees of DWS Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to each portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolios (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for portfolios investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a portfolio (e.g., "time zone arbitrage").

The portfolios discourage short-term and excessive trading. The portfolios will take steps to detect and deter short-term and excessive trading pursuant to each portfolio's policies as described in this prospectus and approved by the Board.

Each portfolio's policies include:

o each portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to a portfolio; and

o each portfolio has adopted certain fair valuation practices reasonably designed to protect a portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a portfolio. (See "How the Portfolios Calculate Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to a portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolios reserve the right to terminate a separate account's ability to invest in the portfolios if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of each portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of a portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in that portfolio. It is important to note that the advisor and the portfolios do not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in a portfolio.

The portfolios' policies and procedures may be modified or terminated at any time.

Since DWS Money Market VIP holds short-term instruments and is intended to provide liquidity to shareholders, the advisor does not monitor or limit short-term and excessive trading activity in this portfolio and, accordingly, the Board has not approved any policies and procedures designed to limit this activity. However, the portfolio reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the advisor, there appears to be a pattern of short-term and excessive trading by an investor in other DWS funds.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to a portfolio. Contract owners should contact their insurance company to effect transactions in a portfolio.

How the Portfolios Calculate Share Price

To calculate net asset value per share, or NAV, each portfolio uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
             --------------------------------------------  =  NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for each portfolio is the NAV.

For DWS Money Market VIP, the share price, or NAV, is normally $1.00 calculated using amortized cost value (the method used by most money market funds).

Except with DWS Money Market VIP, we typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolios' Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be a portfolio's use of fair value pricing. This is intended to reduce a portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.

Distributions

DWS Money Market VIP intends to declare its net investment income as a dividend daily and distribute dividends monthly. All other portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, annually. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of a portfolio's share.

The discussion above is generally based on the assumption that shares of a portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

A portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

--------------------------------------------------------------------------------
To Get More Information


Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and a portfolio's performance. They also have detailed performance figures, a list of everything each portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 778-1482 or contact DWS Scudder at the address listed below. The portfolios' SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each portfolio, including each portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.


DWS Scudder Distributors, Inc.               SEC

222 South Riverside Plaza                    100 F Street, N.E.
Chicago, IL 60606-5808                       Washington, D.C. 20549-2001
(800) 778-1482                               (202) 551-5850

                                             www.sec.gov





                                             SEC File #
--------------------------------------------------------------------------------
DWS Variable Series II                       811-5002
--------------------------------------------------------------------------------



                                   MAY 1, 2006




                                   PROSPECTUS



                             DWS VARIABLE SERIES II
                      (formerly Scudder Variable Series II)





                                 CLASS A SHARES




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
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DWS Balanced VIP                                      DWS International Select Equity VIP
(formerly Scudder Total Return Portfolio)             (formerly Scudder International Select Equity
                                                      Portfolio)
DWS Core Fixed Income VIP
(formerly Scudder Fixed Income Portfolio)             DWS Large Cap Value VIP
                                                      (formerly Scudder Large Cap Value Portfolio)
DWS Dreman Small Cap Value VIP
(formerly SVS Dreman Small Cap Value Portfolio)       DWS Money Market VIP
                                                      (formerly Scudder Money Market Portfolio)
DWS Government & Agency Securities VIP
(formerly Scudder Government & Agency                 DWS Small Cap Growth VIP
Securities Portfolio)                                 (formerly Scudder Small Cap Growth Portfolio)

DWS High Income VIP                                   DWS Technology VIP
(formerly Scudder High Income Portfolio)              (formerly Scudder Technology Growth Portfolio)



This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.


The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.





                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group


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Table of Contents


How the Portfolios Work                                                  Your Investment in
                                                                         the Portfolios

 3  DWS Balanced VIP               37  DWS Large Cap Value VIP           61  Buying and Selling Shares

10  DWS Core Fixed Income VIP      42  DWS Money Market VIP              63  How the Portfolios Calculate
                                                                             Share Price
16  DWS Dreman Small Cap Value     46  DWS Small Cap Growth VIP
    VIP                                                                  63  Distributions
                                   51  DWS Technology VIP
21  DWS Government & Agency                                              64  Taxes
    Securities VIP                 57  Other Policies and Risks

26  DWS High Income VIP            57  Investment Advisor

32  DWS International Select       58  Portfolio Subadvisors
    Equity VIP



How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolios is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS Balanced VIP

(formerly Scudder Total Return Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks high total return, a combination of income and capital appreciation.

The portfolio follows a flexible investment program, investing in a mix of growth and value stocks of large and small capitalization companies and bonds. The investment advisor employs a team approach to allocate the portfolio's assets among the various asset classes.

The portfolio can buy many types of securities, among them common stocks, convertible securities, corporate bonds, US government bonds, mortgage- and asset-backed securities and certain derivatives. The portfolio normally invests approximately 60% of its net assets in common stocks and other equity securities and approximately 40% of its net assets in fixed-income securities, including lower-quality debt securities. These percentages will fluctuate in response to changing market conditions, but the portfolio will at all times invest at least 25% of net assets in fixed-income senior securities. Generally, most securities are from US issuers, but the portfolio may invest up to 25% of total assets in foreign securities.

The investment advisor regularly reviews the portfolio's investment allocations and will vary them to favor asset classes that, in their judgment, provide the most favorable return outlook consistent with the portfolio's investment objective. In deciding how to allocate the portfolio's assets, the advisor will evaluate projections of risk, market and economic conditions, volatility, yields and expected returns.

The advisor follows specific strategies in selecting equity and fixed securities for the portfolio.

Equity securities in the portfolio generally include "growth" stocks as well as "value" stocks and normally include stocks of both small and large capitalization companies.

Growth Stocks. In choosing these securities, the investment advisor primarily invests in US companies that it believes offer the potential for sustainable growth of revenue or earnings and whose market values appear reasonable in light of their business prospects. The advisor focuses on high quality growth companies that are leaders or potential leaders in their respective industries. The advisor conducts in-depth company research, examining, among other factors, relative growth rates, innovation, regional and global exposure and management.

Value Stocks. When selecting value stocks, the investment advisor begins by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The advisor then compares a company's stock price to its book value, cash flow and yield, and analyzes individual companies to identify those that are financially sound and appear to have strong potential for long-term growth, but are out of favor with the market.

Small Company Stocks. In selecting stocks of small companies, a quantitative stock valuation model compares each company's stock price to the company's earnings, book value, sales and other measures of performance potential. The advisor also looks for factors that may signal a rebound for a company, whether through a recovery in its markets, a change in business strategy or other factors.

The advisor believes that by combining techniques used by fundamental value investors with extensive growth and earnings analysis it can minimize investment style bias and ultimately produce a "pure" stock selection process that seeks to add value in any market environment. The advisor also incorporates technical analysis to capture short-term price changes and evaluate the market's responsiveness to new information.

The fixed income portion of the portfolio may include both investment grade and lower-quality debt securities, and may include securities of both US and non-US (including emerging market) issuers. The portfolio may also seek bond market and currency exposure through derivative instruments.

US Investment Grade Securities. In selecting these securities for investment, the investment advisor typically:

o assigns a relative value to each bond, based on creditworthiness, cash flow and price;

o determines the value of each issue by examining the issuer's credit quality, debt structure, option value and liquidity risks. The advisor looks to take advantage of any inefficiencies between this value and market trading price;

o uses credit analysis to determine the issuer's ability to fulfill its contracts; and

o determines sector weights based on a combination of long-term strategic targets resulting from quantitative risk/return analysis and shorter term adjustments based on the advisor's current market outlook.

The advisor generally sells these securities when they reach their target price or when there is a negative change in their outlook relative to the other securities held by the portfolio. Bonds may also be sold to facilitate the purchase of an issue with more attractive risk/return characteristics.

High Yield Securities. In selecting these securities for investment, the investment advisor:

o analyzes economic conditions for improving or undervalued sectors and industries;

o uses independent credit research and on-site management visits to evaluate individual issuer's debt service, growth rate, and both downgrade and upgrade potential;

o  assesses new issues versus secondary market opportunities; and

o seeks issues within attractive industry sectors and with strong long-term fundamentals and improving credits.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Derivatives. The portfolio invests in various instruments commonly known as "derivatives," which are contracts whose value is based on, for example, indices, currencies or securities. The portfolio primarily uses futures, options, forward currency transactions and swaps. The investment advisor may use derivatives in circumstances where the advisor believes they offer a more efficient means of gaining exposure to a particular asset class or market. The portfolio may also invest in derivatives to maintain a high level of liquidity to meet shareholder redemptions or other needs while maintaining exposure to the market.

The portfolio uses derivatives in the income portion of its portfolio to shift investment weightings among global and currency markets in an effort to capture short- and medium-term market movements. The portfolio uses these techniques to generate income and enhance returns.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Other Investments

Normally, the portfolio's bond component consists mainly of investment-grade bonds (those in the top four grades of credit quality). However, the portfolio could invest up to 35% of its total assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and typically will have higher volatility and risk of default.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the advisor may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of junk bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Small Company Capitalization Risk. Small company stocks tend to experience steeper price fluctuations -- down as well as up -- than the stocks of larger companies. A shortage of reliable information -- the same information gap that creates opportunity -- can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company's shares.

Foreign Investment Risk. To the extent that the portfolio holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the portfolio's investments or prevent the portfolio from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets, so to the extent the portfolio invests in emerging markets, it takes on greater risks. Finally, the currency of the country in which the portfolio has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.


Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of securities, geographical trends or other matters;

o the advisor measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, judged by the advisor to be of equivalent quality. In addition, the advisor applies its own credit quality standards to evaluate securities. If a security's credit quality declines, the advisor will decide what to do with the security, based on the circumstances and its assessment of what would benefit shareholders most; and

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio is designed for investors interested in asset class diversification in a single portfolio that invests in a mix of stocks and bonds.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

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
   16.76       19.96      15.14       14.81      -2.63      -6.09      -15.17      18.10       6.64       4.30
-------------------------------------------------------------------------------------------------------------------
    1996        1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 13.32%, Q2 1997                   Worst Quarter: -9.91%, Q2 2002

2006 Total Return as of March 31:  3.12%

Average Annual Total Returns (%) as of 12/31/2005

                           1 Year               5 Years                 10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A        4.30                  0.91                     6.55
--------------------------------------------------------------------------------
Index 1                     4.91                  0.54                     9.07
--------------------------------------------------------------------------------
Index 2                     2.43                  5.87                     6.16
--------------------------------------------------------------------------------

Index 1: The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index: 2 The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate issues and mortgage securities.

Total returns would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                        Class A
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee(1)                                                  0.45%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses(2)                                 0.51
--------------------------------------------------------------------------------

(1)  Restated to reflect a new management fee schedule effective May 2, 2005.

(2) Through April 30, 2008, the advisor, the underwriter and the accounting agent have agreed to waive all or a portion of their respective fees and/or reimburse or pay operating expenses to the extent necessary to maintain the portfolio's total operating expenses at 0.51% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares             $52            $164           $285           $640
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of portfolio managers across a range of investment strategies. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio for their investment strategy, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:


Andrew P. Cestone          Inna Okounkova             Julie M. Van Cleave, CFA
Managing Director of       Director of Deutsche       Managing Director of
Deutsche Asset             Asset Management and       Deutsche Asset
Management and Portfolio   Portfolio Manager of       Management
Manager of the portfolio.  the portfolio.             and Portfolio Manager
 o Joined Deutsche          o Joined Deutsche         of the portfolio.
   Asset Management           Asset Management         o Joined Deutsche
   in 1998                    in 1999 as a               Asset Management
   and the portfolio in       quantitative               and the
   2002.                      analyst, becoming          portfolio in 2002.
 o Head of High Yield.        an associate             o Head of Large Cap
 o Previous experience        portfolio manager          Growth Portfolio
   includes five years        in 2001.                   Selection Team.
   as an investment         o Global Asset             o Previous experience
   analyst at Phoenix         Allocation                 includes 18 years
   Investment Partners        portfolio manager:         of investment
   and as a credit            New York.                  industry experience
   officer in the           o Joined the                 at Mason Street
   asset-based lending        portfolio in 2005.         Advisors, as
   group at Fleet           o BS, MS, Moscow             Managing Director
   Financial Group.           State University;          and team leader for
 o BA, University of          MBA, University of         the large cap
   Vermont.                   Chicago.                   investment team.
                                                       o BBA, MBA,
William Chepolis, CFA      Thomas F. Sassi               University of
Managing Director of       Managing Director of          Wisconsin -- Madison.
Deutsche Asset             Deutsche Asset
Management and Portfolio   Management                 Robert Wang
Manager of the portfolio.  and Portfolio Manager      Managing Director of
 o Joined Deutsche         of the portfolio.          Deutsche Asset
   Asset Management in      o Joined Deutsche         Management and
   1998 after 13 years        Asset Management        Portfolio Manager of
   of experience as           in 1996                 the portfolio.
   vice president             and the portfolio        o Joined Deutsche
   and portfolio              in 2004.                   Asset Management in
   manager for Norwest      o Over 33 years of           1995 as a senior
   Bank where                 investment industry        fixed income
   he managed the             experience.                portfolio manager
   bank's fixed income      o BBA, MBA, Hofstra          after 13 years of
   and foreign exchange       University.                experience at
   portfolios.                                           J.P. Morgan & Co.
 o Senior Portfolio                                      trading fixed
   Manager for Mortgage                                  income, derivatives
   Backed Securities:                                    and foreign
   New York.                                             exchange products.
 o Joined the portfolio                                o Global Asset
   in 2005.                                              Allocation senior
 o BIS, University of                                    portfolio manager:
   Minnesota.                                            New York.
                                                       o Joined the
                                                         portfolio in 2005.
                                                       o BS, The Wharton
                                                         School, University
                                                         of Pennsylvania.


The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Balanced VIP -- Class A

To Be Updated.

Years Ended December 31,             2005     2004     2003      2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $22.37    $21.32   $18.66    $22.57   $25.91
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income (loss)^b     .59      .47      .37       .47      .61
--------------------------------------------------------------------------------
   Net realized and unrealized        .34      .93     2.90     (3.81)   (2.20)
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment              .93     1.40     3.27     (3.34)   (1.59)
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income             (.55)    (.35)    (.61)     (.57)    (.80)
--------------------------------------------------------------------------------
   Net realized gain on                --       --       --        --     (.95)
   investment transactions
--------------------------------------------------------------------------------
   Total distributions               (.55)    (.35)    (.61)     (.57)   (1.75)
--------------------------------------------------------------------------------
Net asset value, end of period     $22.75    $22.37  $21.32    $18.66   $22.57
--------------------------------------------------------------------------------
Total Return (%)                     4.30^c   6.64    18.10    (15.17)   (6.09)
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period             653      622      667       640      861
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense      .55      .59      .59       .58      .58
reduction (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense       .53      .59      .59       .58      .58
reduction (%)
--------------------------------------------------------------------------------
Ratio of net investment income (%)   2.66     2.18     1.88      2.32     2.63
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           121^d    131^d    102^d     140      115
--------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities.

^b    Based on average shares outstanding during the period.

^c    Total return would have been lower had certain expenses not been reduced.

^d The portfolio turnover rate including mortgage dollar roll transactions was 122%, 140% and 108% for the periods ended December 31, 2005, December 31, 2004 and December 31, 2003, respectively.

DWS Core Fixed Income VIP

(formerly Scudder Fixed Income Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks high current income. The portfolio invests for current income, not capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its assets, plus the amount of any borrowings for investment purposes, determined at the time of purchase, in fixed income securities. Fixed income securities include those of the US Treasury, as well as US government agencies and instrumentalities, corporate, mortgage-backed and asset-backed securities, taxable municipal and tax-exempt municipal bonds and liquid Rule 144A securities.

The portfolio invests primarily in investment-grade fixed income securities rated within the top three credit rating categories. The portfolio may invest up to 20% of its total assets in investment-grade fixed income securities rated within the fourth highest credit rating category. The portfolio may invest up to 25% of its total assets in US dollar-denominated securities of foreign issuers and governments. The portfolio may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event the portfolio managers determine that securities meeting the portfolio's investment objective are not readily available for purchase. The portfolio's investments in foreign issuers are limited to US dollar-denominated securities to avoid currency risk.

The portfolio managers utilize a core US fixed income strategy that seeks to add incremental returns to the Lehman Brothers Aggregate Bond Index. In managing the portfolio, the managers generally use a "bottom-up" approach. The managers focus on the securities and sectors they believe are undervalued relative to the market, rather than relying on interest rate forecasts. The managers seek to identify pricing inefficiencies of individual securities in the fixed-income market. Normally, the average duration of the portfolio will be kept within 0.25 years of the duration of the Lehman Brothers Aggregate Bond Index.

Company research lies at the heart of the portfolio's investment process. In selecting individual securities for investment, the portfolio managers:

o assign a relative value, based on creditworthiness, cash flow and price, to each bond;

o determine the intrinsic value of each issue by examining credit, structure, option value and liquidity risks. The managers look to exploit any inefficiencies between intrinsic value and market trading price;

o use credit analysis to determine the issuer's ability to pay interest and repay principal on its bonds; and

o subordinate sector weightings to individual bonds that may add above-market value.

Portfolio Maturity. The portfolio managers intend to maintain a dollar weighted effective average portfolio maturity of five to ten years. Subject to its portfolio maturity policy, the portfolio may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of bonds rated below the top three rating categories may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investment Risk. To the extent that the portfolio holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the portfolio's investments or prevent the portfolio from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. Finally, the currency of the country in which the portfolio has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Derivatives Risk. Although not one of its principal investment strategies, the portfolio may invest in certain types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency for which it is acting as a substitute; derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses that it could have if it had not entered into these transactions. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Another factor that could affect performance is:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio is designed for individuals who are seeking to earn higher current income than an investment in money market funds may provide.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                9.04       7.93       -2.06       9.90       5.71       8.01        5.13       4.53       2.25
-------------------------------------------------------------------------------------------------------------------
                1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 4.14%, Q3 2002                    Worst Quarter: -2.36%, Q2 2004

2006 Total Return as of March 31:  -0.58%


Average Annual Total Returns (%) as of 12/31/2005

                          1 Year       5 Years                Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class A       2.25          5.11                        5.54
--------------------------------------------------------------------------------
Index                      2.43          5.87                        6.64
--------------------------------------------------------------------------------

Index: The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate issues and mortgage securities.

*    Since 5/1/96. Index comparison begins 4/30/96.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.60%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.07
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    0.67
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares               $68            $214           $373           $835
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio's subadvisor is Aberdeen Asset Management, Inc. A team approach is utilized with respect to the day-to-day management of the portfolio. Portfolio decisions are made jointly by the senior members of the management team. The following members of the management team handle the day-to-day operations of the portfolio:


Gary W. Bartlett, CFA        Warren S. Davis, III       Thomas J. Flaherty
o   Head of US Fixed         o   Senior portfolio       o   Senior portfolio
    Income and senior            manager for                manager for
    portfolio                    mortgage- and              corporate and
    manager specializing         asset-backed fixed         taxable municipal
    in taxable municipal,        income investments:        fixed income
    utility and                  Philadelphia.              investments:
    government fixed         o   Joined Aberdeen            Philadelphia.
    income investments:          Asset Management       o   Joined Aberdeen
    Philadelphia.                Inc. in 2005 and           Asset Management
o   Joined Aberdeen Asset        the portfolio in           Inc. in 2005 and
    Management Inc. in           2002.                      the portfolio in
    2005 and the             o   Formerly, Managing         2002.
    portfolio in 2002.           Director of            o   Formerly, Managing
o   Formerly, Managing           Deutsche Asset             Director of
    Director of Deutsche         Management; joined         Deutsche Asset
    Asset Management;            Deutsche Asset             Management; joined
    joined Deutsche Asset        Management in 1995         Deutsche Asset
    Management in 1992           after nine years of        Management in 1995
    after nine years of          experience as a            after 10 years of
    experience as an             trader, analyst and        fixed income
    analyst and fixed            developer of analytical    experience,
    income portfolio             and risk management        including vice
    manager at PNC               systems for Paine          president for US
    Financial and credit         Webber and Merrill         taxable fixed
    analyst at First             Lynch.                     income securities
    Pennsylvania Bank.       o   BS, Pennsylvania           at Prudential
o   BA, Bucknell                 State University;          Securities.
    University; MBA,             MBA, Drexel            o   BA, SUNY Stony
    Drexel University.           University.                Brook.

J. Christopher Gagnier      Timothy C. Vile, CFA       William T. Lissenden
 o Head of Core Plus         o Senior portfolio         o Portfolio manager
   Fixed Income product        manager for Core           for Core Fixed
   and senior portfolio        Fixed Income               Income:
   manager for corporate       and Global Aggregate       Philadelphia.
   and commercial              Fixed Income:            o Joined Aberdeen
   mortgages:                  Philadelphia.              Asset Management
   Philadelphia.             o Joined Aberdeen            Inc. in 2005 and
 o Joined Aberdeen Asset       Asset Management           the portfolio in
   Management Inc. in          Inc. in 2005 and           2003.
   2005 and the                the portfolio in         o Formerly, Director
   portfolio in 2002.          2004.                      of Deutsche Asset
 o Formerly, Managing        o Formerly, Managing         Management; joined
   Director of Deutsche        Director of                Deutsche Asset
   Asset Management;           Deutsche Asset             Management in 2002
   joined Deutsche Asset       Management; joined         after 31 years of
   Management in 1997          Deutsche Asset             experience,
   after 17 years of           Management in 1991         including fixed
   experience in fixed         as member of Core          income strategist
   income investments          Fixed Income;              and director of
   at PaineWebber and          seconded to the            research at
   Continental Bank.           London office from         Conseco Capital
 o BS, The Wharton             January 1999 to            Management,
   School, University of       June 2002 to design        director of fixed
   Pennsylvania; MBA,          and develop the            income research
   University of Chicago.      firm's European            and product
                               Credit and Global          management at
Daniel R. Taylor, CFA          Aggregate                  Prudential
 o Senior portfolio            capabilities;              Securities and
   manager for                 before joining the         national sales
   asset-backed and            firm, he had six           manager for fixed
   commercial mortgage         years of experience        income securities
   fixed income                that included              at Prudential
   investments:                portfolio manager          Securities.
   Philadelphia.               for fixed income         o BS, St. Peter's
 o Joined Aberdeen Asset       portfolios at              College; MBA,
   Management Inc. in          Equitable Capital          Baruch College.
   2005 and the                Management.
   portfolio in 2002.        o BS, Susquehanna
 o Formerly, Managing          University.
   Director of Deutsche
   Asset Management;
   joined Deutsche Asset
   Management in 1998
   after six years of
   experience as fixed
   income portfolio
   manager and senior
   credit analyst for
   CoreStates Investment
   Advisors.
 o BS, Villanova
   University.


The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Core Fixed Income VIP -- Class A

To Be Updated.

Years Ended December 31,            2005     2004     2003      2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $12.07   $12.16   $11.98    $11.48   $11.45
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income^b           .47      .50      .45       .53      .62
--------------------------------------------------------------------------------
   Net realized and unrealized      (.21)     .05      .14       .37      .01
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment             .26      .55      .59       .90      .63
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income            (.41)    (.43)    (.41)     (.40)    (.60)
--------------------------------------------------------------------------------
   Net realized gain on             (.11)    (.21)      --        --       --
   investment transactions
--------------------------------------------------------------------------------
   Total distributions              (.52)    (.64)    (.41)     (.40)    (.60)
--------------------------------------------------------------------------------
Net asset value, end of period    $11.81   $12.07   $12.16    $11.98   $11.48
--------------------------------------------------------------------------------
Total Return (%)                    2.25     4.53     5.13      8.01     5.71
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period            252      210      201       216      134
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses (%)                .67      .66      .66       .65      .64
--------------------------------------------------------------------------------
Ratio of net investment income (%)  3.96     4.18     3.75      4.57     5.46
--------------------------------------------------------------------------------
Portfolio turnover rate (%)          164^c    185^c    229^c     267      176
--------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities.

^b    Based on average shares outstanding during the period.

^c The portfolio turnover rate including mortgage dollar roll transactions was 176%, 204% and 265% for the years ended December 31, 2005, December 31, 2004, and December 31, 2003, respectively.

DWS Dreman Small Cap Value VIP

(formerly SVS Dreman Small Cap Value Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small US companies, which the portfolio defines as companies that are similar in market value to those in the Russell 2000 Value Index (as of March 31, 2006, the Russell 2000 Value Index had a median market capitalization of $656 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

The portfolio managers begin their stock selection process by screening stocks of small companies with below market price-to-earnings (P/E) ratios. The managers then seek companies with a low price compared to the book value, cash flow and yield and analyze individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group, the managers then complete their fundamental analysis and make their buy decisions from a group of the most attractive stocks, drawing on analysis of economic outlooks for various industries. The managers may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities and issuers represented.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The managers will normally sell a stock when it no longer qualifies as a small company, when its P/E rises above that of the Index, its fundamentals change or other investments offer better opportunities.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 20% of net assets in foreign securities.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case the small company portion of the US stock market. When small company stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Value Investing Risk. As with any investment strategy, the "value" strategy used in managing the portfolio's portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Small Company Risk. To the extent that the portfolio invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price than the stocks of larger companies. A shortage of reliable information, typical with small company investing, can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. In addition, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell. Finally, the valuation of such securities often depends on future expectations.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio is designed for value-oriented investors who are interested in small-cap market exposure.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio, operated with a different investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio's current policies and advisory agreement had been in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

               21.73      -11.25      2.80        4.05      17.63      -11.43      42.15      26.03       10.25
-------------------------------------------------------------------------------------------------------------------
                1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 21.84%, Q2 2003                   Worst Quarter: -22.47%, Q3 1998

2006 Total Return as of March 31:  14.59%

Average Annual Total Returns (%) as of 12/31/2005

                         1 Year          5 Years                Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class A     10.25             15.53                       9.59
--------------------------------------------------------------------------------
Index                     4.71             13.55                      12.74
--------------------------------------------------------------------------------

Index: The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

*    Since 5/1/96. Index comparison begins 4/30/96.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.04
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    0.79
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $81            $252           $439           $978
--------------------------------------------------------------------------------



The Portfolio Managers

The portfolio's subadvisor is Dreman Value Management, L.L.C. The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:


David N. Dreman                           Nelson Woodward
Chairman and CIO of the subadvisor and    Managing Director of the subadvisor
Co-Manager of the portfolio.              and Co-Manager of the portfolio.
 o Began investment career in 1957.        o Began investment career in 1957.
 o Joined the portfolio in 2002.           o Joined the portfolio in 2002.
 o Founder and Chairman, Dreman Value
   Management, L.L.C. since 1977.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio and operated with a different goal and investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio's current policies and advisory agreement had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Dreman Small Cap Value VIP -- Class A

Years Ended December 31,            2005     2004     2003      2002     2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $20.05   $16.06   $11.66    $13.21   $11.23
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income (loss)^a    .19      .17      .19       .17      .09
--------------------------------------------------------------------------------
   Net realized and unrealized      1.67     3.98     4.55     (1.67)    1.89
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment            1.86     4.15     4.74     (1.50)    1.98
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income            (.15)    (.16)    (.15)     (.05)      --
--------------------------------------------------------------------------------
   Net realized gain on            (1.78)      --    ( .19)       --       --
   investment transactions
--------------------------------------------------------------------------------
   Total distributions             (1.93)    (.16)    (.34)     (.05)      --
--------------------------------------------------------------------------------
Net asset value, end of period    $19.98   $20.05   $16.06    $11.66   $13.21
--------------------------------------------------------------------------------
Total Return (%)                   10.25    26.03    42.15    (11.43)   17.63
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period            493      467      354       250      194
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses (%)                .79      .79      .80       .81      .79
--------------------------------------------------------------------------------
Ratio of net investment income (%)   .96      .96     1.46      1.28      .77
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           61       73       71        86       57
--------------------------------------------------------------------------------

^a    Based on average shares outstanding during the period.

DWS Government & Agency Securities VIP

(formerly Scudder Government & Agency Securities Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks high current income consistent with preservation of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities. US government-related debt instruments in which the portfolio may invest include:

o  direct obligations of the US Treasury;

o securities such as Ginnie Maes which are mortgage-backed securities issued and guaranteed by the Government National Mortgage Association (GNMA) and supported by the full faith and credit of the United States; and

o securities issued or guaranteed, as to their payment of principal and interest, by US government agencies or government sponsored entities, some of which may be supported only by the credit of the issuer.

The portfolio normally invests all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities, except the portfolio may invest up to 10% of its net assets in cash equivalents, such as money market funds, and short-term bond funds. These securities may not be issued or guaranteed by the US government, its agencies or instrumentalities. The portfolio may use derivative instruments as described in "Other Investments."

In deciding which types of government bonds to buy and sell, the portfolio manager first considers the relative attractiveness of Treasuries compared to other US government and agency securities and determine allocations for each. His decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, the manager reviews each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use specialized analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

The manager may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on his outlook for interest rates.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Credit Quality Policies

This portfolio normally invests substantially all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.

Other Investments

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio focuses its investments on mortgage-related securities, it is more vulnerable to both of these risks.

Agency Risk. Some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality while other government securities have an additional line of credit with the US Treasury. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. The full faith and credit guarantee of the US government doesn't protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Another factor that could affect performance is:

o the manager could be incorrect in his analysis of economic trends, the relative attractiveness of different securities or other matters.

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by US government securities.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

    2.56        8.96       7.03       0.68       10.93       7.48       8.05        2.26       3.75       2.57
-------------------------------------------------------------------------------------------------------------------
    1996        1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 4.13%, Q3 2001                    Worst Quarter: -1.99%, Q1 1996

2006 Total Return as of March 31: -0.16%

Average Annual Total Returns (%) as of 12/31/2005

                      1 Year             5 Years                     10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A    2.57               4.80                        5.38
--------------------------------------------------------------------------------
Index                   3.21               5.43                        6.19
--------------------------------------------------------------------------------

Index: The Lehman Brothers GNMA Index is an unmanaged market value-weighted measure of all fixed rate securities backed by mortgage pools of the Government National Mortgage Association.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.55%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.08
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    0.63
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares          $64            $202           $351           $786
--------------------------------------------------------------------------------

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

William Chepolis, CFA
Managing Director of Deutsche Asset
Management
and Portfolio Manager of the portfolio.
 o Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.
 o Senior Portfolio Manager for Mortgage Backed Securities: New York.
 o Joined the portfolio in 2002.
 o BIS, University of Minnesota.

The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Government & Agency Securities VIP -- Class A

To Be Updated.

Years Ended December 31,            2005     2004     2003      2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $12.55   $12.54   $12.84    $12.32   $11.96
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income^b           .51      .44      .31       .62      .61
--------------------------------------------------------------------------------
   Net realized and unrealized      (.20)     .03     (.04)      .35      .25
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment             .31      .47      .27       .97      .86
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income            (.50)    (.35)    (.35)     (.45)    (.50)
--------------------------------------------------------------------------------
   Net realized gain on             (.10)    (.11)    (.22)       --       --
   investment transactions
--------------------------------------------------------------------------------
   Total distributions              (.60)    (.46)    (.57)     (.45)    (.50)
--------------------------------------------------------------------------------
Net asset value, end of period    $12.26   $12.55   $12.54    $12.84   $12.32
--------------------------------------------------------------------------------
Total Return (%)                    2.57^e   3.75^d   2.26      8.05     7.48
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period            243      280      347       551      305
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses (%)                .63      .61      .61       .59      .60
--------------------------------------------------------------------------------
Ratio of net investment income (%)  4.17     3.59     2.50      4.96     5.06
--------------------------------------------------------------------------------
Portfolio turnover rate (%)          191^c    226^c    511^c     534^c    334
--------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities.

^b    Based on average shares outstanding during the period.

^c The portfolio turnover rate including mortgage dollar roll transactions was 325%, 391%, 536% and 651% for the periods ended December 31, 2005, December 31, 2004, December 31, 2003 and December 31, 2002, respectively.

^d Reimbursement of $2,420 due to disposal of investments in violation of restrictions had no effect on total return.

^e Reimbursement of $234 due to disposal of investments in violation of restrictions had no effect on total return.

DWS High Income VIP

(formerly Scudder High Income Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks to provide a high level of current income.

Under normal circumstances, this portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields, have higher volatility and higher risk of default on payments of interest or principal. The portfolio may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers.

The portfolio manager focuses on cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. The manager uses an active process which emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment-grade fixed income securities (junk bonds).

The investment process involves using primarily a "bottom-up" approach by using relative value and fundamental analysis to select the best securities within each industry, and a top-down approach to assess the overall risk and return in the market and which considers macro trends in the economy. To select securities or investments, the portfolio manager:

o analyzes economic conditions for improving or undervalued sectors and industries;

o uses independent credit research and on-site management visits to evaluate individual issuers' debt service, growth rate, and both downgrade and upgrade potential;

o  assesses new issues versus secondary market opportunities; and

o seeks issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.

Portfolio Maturity. The portfolio manager intends to maintain a dollar-weighted effective average portfolio maturity of seven to ten years. The portfolio's average portfolio maturity may vary and may be shortened by certain of the portfolio's securities which have floating or variable interest rates or include put features that provide the portfolio the right to sell the security at face value prior to maturity. Subject to its portfolio maturity policy, the portfolio may purchase individual securities with any stated maturity.

The dollar-weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to, prepayment patterns, call dates and put features. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Other Investments

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Another factor that could affect performance is:

o the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different securities, geographical trends or other matters.

Investors who seek high current income and can accept risk of loss of principal may be interested in this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


   14.06       11.61       1.45       2.15       -8.68       2.63       -0.30      24.62      12.42       3.89
-------------------------------------------------------------------------------------------------------------------
    1996        1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 8.59%, Q2 2003                    Worst Quarter: -6.66%, Q3 1998

2006 Total Return as of March 31: 2.43%

Average Annual Total Returns (%) as of 12/31/2005

                         1 Year            5 Years            10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A     3.89                8.29                6.02
--------------------------------------------------------------------------------
Index                    2.26                9.83                7.13
--------------------------------------------------------------------------------

Index: The Credit Suisse High Yield Index is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield market.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                        Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.60%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.10
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    0.70
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares               $72            $224           $390           $871
--------------------------------------------------------------------------------


The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

  Andrew P. Cestone
  Managing Director of Deutsche Asset Management and
  Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1998 and the portfolio in 2002.
   o Head of High Yield.
   o Previous experience includes five years as an investment analyst at Phoenix Investment Partners and as a credit officer in the asset-based lending group at Fleet Financial Group.
   o BA, University of Vermont.

The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS High Income VIP -- Class A

Years Ended December 31,            2005     2004     2003      2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $ 8.78   $ 8.43   $ 7.40    $ 8.13   $ 9.16
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income^b           .68      .67      .67       .75      .84
--------------------------------------------------------------------------------
   Net realized and unrealized      (.38)     .31     1.03      (.74)    (.59)
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment             .30      .98     1.70       .01      .25
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income            (.85)    (.63)    (.67)     (.74)   (1.28)
--------------------------------------------------------------------------------
Net asset value, end of period    $ 8.23   $ 8.78   $ 8.43    $ 7.40   $ 8.13
--------------------------------------------------------------------------------
Total Return (%)                    3.89    12.42    24.62      (.30)    2.63
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period            344      393      413       329      335
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses (%)                .70      .66      .67       .66      .70
--------------------------------------------------------------------------------
Ratio of net investment income (%)  8.27     8.11     8.62     10.07     9.89
--------------------------------------------------------------------------------
Portfolio turnover rate (%)          100      162      165       138       77
--------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities.

^b   Based on average shares outstanding during the period.

DWS International Select Equity VIP

(formerly Scudder International Select Equity Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities and other securities with equity characteristics.

The portfolio primarily invests in the countries that make up the MSCI EAFE(R) Index. The MSCI EAFE(R) Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. At least 50% of the portfolio's assets will be invested in securities that are represented in the MSCI EAFE(R) Index. However, the portfolio may invest up to 50% of its total assets in non-Index securities of companies located in the countries that make up the Index. Under normal market conditions, the portfolio invests in securities of issuers with a minimum market capitalization of $500 million.

The portfolio manager seeks to identify a focused list of approximately 35 to 50 companies that offer, in his opinion, the greatest upside potential on a rolling 12-month view. The portfolio manager uses an entirely bottom-up approach, with no active allocation among countries, regions or industries.

The portfolio manager's process begins with a broad universe of equity securities of issuers located in the countries that make up the MSCI EAFE(R) Index. The universe includes all securities in the Index and a large number of securities not included in the Index but whose issuers are located in the countries that make up the Index.

Teams of analysts worldwide screen the companies in the universe to identify those with high and sustainable return on capital and long-term prospects for growth. The portfolio manager focuses on companies with real cash flow on investment rather than published earnings. The research teams rely on information gleaned from a variety of sources and perspectives, including broad trends such as lifestyle and technological changes, industry cycles and regulatory changes, quantitative screening and individual company analysis.

Based on this fundamental research, the portfolio manager sets a target price objective (the portfolio manager's opinion of the intrinsic value of the security) for each security and rank the securities based on these target price objectives. The portfolio manager applies a strict buy and sell strategy. The top 35 to 50 stocks in the ranking are purchased for the portfolio. Stocks are sold when they meet their target price objectives or when the portfolio manager revises price objectives downward. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

The portfolio may also invest up to 20% of its assets in cash equivalents, US investment grade fixed income securities and US stocks and other equities. The portfolio may invest a portion of its assets in companies located in countries with emerging markets. These countries are generally located in Latin America, the Middle East, Eastern Europe, Asia and Africa. Typically, the portfolio will not hold more than 15% of its net assets in emerging markets.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio manager may use these and other types of derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, and the portfolio may not be able to get attractive prices for them.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the manager's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Futures and Options. Although not one of its principal investment strategies, the portfolio may invest in futures and options, which are types of derivatives. Risks associated with derivatives include:

o the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

o derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

o the risk that the portfolio cannot sell the derivative because of an illiquid secondary market; and

o futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

This portfolio may appeal to investors who are seeking high capital appreciation and are willing to accept the risks of investing in the stocks of foreign companies.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy than the portfolio or Scudder International Research Portfolio. Performance would have been different if the portfolio's current policies had been in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

   16.49        9.46      10.02       45.71      -20.49     -24.43     -13.48      29.83      18.25       14.51
-------------------------------------------------------------------------------------------------------------------
    1996        1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 31.03%, Q4 1999                   Worst Quarter: -17.32%, Q3 1998

2006 Total Return as of March 31: 11.48%

Average Annual Total Returns (%) as of 12/31/2005

                                 1 Year           5 Years        10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A             14.51            2.82            6.45
--------------------------------------------------------------------------------
Index 1                          16.41            6.40            6.38
--------------------------------------------------------------------------------
Index 2                          13.54            4.55            5.84
--------------------------------------------------------------------------------

Index 1: The MSCI EAFE + EMF Index (Morgan Stanley Capital International Europe, Australasia, Far East and Emerging Market Free Index) is an unmanaged index generally accepted as a benchmark for performance of major overseas markets, plus emerging markets.

Index 2: The MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia, Far East Index) is a generally accepted benchmark for performance of major overseas markets.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.12
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    0.87
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual portfolios. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares             $89            $278           $482          $1,073
--------------------------------------------------------------------------------

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

  Matthias Knerr, CFA
  Director, Deutsche Asset Management and Portfolio
  Manager of the portfolio.
  o Joined Deutsche Asset Management in 1995 and the portfolio in 2004.
  o Portfolio manager for EAFE Equities and Global
    Equities.
  o BS, Pennsylvania State University.

The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy than the portfolio or Scudder International Research Portfolio. Performance would have been different if the portfolio's current policies had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS International Select Equity VIP -- Class A

Years Ended December 31,            2005     2004     2003      2002     2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $11.91   $10.18   $ 7.96    $ 9.24   $14.73
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income (loss)^a    .20      .17      .10       .12      .05
--------------------------------------------------------------------------------
   Net realized and unrealized      1.48     1.67     2.23     (1.36)   (3.46)
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment            1.68     1.84     2.33     (1.24)   (3.41)
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income            (.34)    (.11)    (.11)     (.04)    (.10)
--------------------------------------------------------------------------------
   Net realized gain on               --       --       --        --    (1.98)
   investment transactions
--------------------------------------------------------------------------------
   Total distributions              (.34)    (.11)    (.11)     (.04)   (2.08)
--------------------------------------------------------------------------------
Net asset value, end of period    $13.25   $11.91   $10.18    $ 7.96   $ 9.24
--------------------------------------------------------------------------------
Total Return (%)                   14.51    18.25    29.83    (13.48)  (24.43)
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period            196      184      147       120      121
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses (%)                .87      .89      .94       .85      .92
--------------------------------------------------------------------------------
Ratio of net investment income (%)  1.59     1.58     1.17      1.46      .44
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           93       88      139       190      145
--------------------------------------------------------------------------------

^a    Based on average shares outstanding during the period.

DWS Large Cap Value VIP

(formerly Scudder Large Cap Value Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks to achieve a high rate of total return. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000 Value Index (as of March 31, 2006, the Russell 1000 Value Index had a median market capitalization of $5.12 billion) and that the portfolio managers believe are undervalued. These are typically companies that have been sound historically but are temporarily out of favor. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the portfolio can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize the financial services sector or other sectors. In fact, it may invest more than 25% of total assets in a single sector.

The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

The managers assemble the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The managers may favor securities from different sectors and industries at different times while still maintaining variety in terms of the sectors and industries represented.

The managers will normally sell a stock when the managers believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the portfolio's emphasis on a given industry.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

The portfolio may invest up to 20% of total assets in foreign securities. The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. At times, large company stocks may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Value Investing Risk. As with any investment strategy, the "value" strategy used in managing the portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors seeking to diversify a growth-oriented portfolio or add a core holding to a value-oriented portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

               30.38      19.26      -10.21      16.13       1.87      -14.98      32.60      10.07       1.97
-------------------------------------------------------------------------------------------------------------------
                1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 18.86%, Q2 2003                   Worst Quarter: -19.06%, Q3 2002

2006 Total Return as of March 31: 4.36%


Average Annual Total Returns (%) as of 12/31/2005

                          1 Year           5 Years              Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class A       1.97             5.21                    9.73
--------------------------------------------------------------------------------
Index                      7.05             5.28                   10.67
--------------------------------------------------------------------------------

Index: The Russell 1000 Value Index is an unmanaged index which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

*    Since 5/1/96. Index comparison begins 4/30/96.

Total returns would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.05
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    0.80
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares             $82            $255           $444           $990
--------------------------------------------------------------------------------


The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Thomas F. Sassi                           Steve Scrudato, CFA
Managing Director of Deutsche Asset       Director of Deutsche Asset
Management and Lead Portfolio Manager     Management and Portfolio
of the portfolio.                         Manager of the portfolio.
 o Joined Deutsche Asset Management        o Joined Deutsche Asset Management
   in 1996 and the portfolio in 1997.        in 2000 as a portfolio
 o Over 33 years of investment               specialist, Large Cap Value: New
   industry experience.                      York.
 o BBA, MBA, Hofstra University.           o Prior to that, 11 years of
                                             experience as a product
                                             specialist and client service
                                             executive at Dreyfus Investment
                                             Advisors and various investment
                                             consulting and manager research
                                             positions at Diversified
                                             Investment Advisors and
                                             PaineWebber.
                                           o Joined the portfolio in 2004.
                                           o BA, Moravian College.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Large Cap Value VIP -- Class A

Years Ended December 31,             2005     2004     2003     2002     2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of      $15.79   $14.57   $11.24   $13.40   $13.40
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income (loss)^a     .26      .27      .24      .23      .23
--------------------------------------------------------------------------------
   Net realized and unrealized        .04     1.18     3.33    (2.20)     .01
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment              .30     1.45     3.57    (1.97)     .24
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income             (.28)    (.23)    (.24)    (.19)    (.24)
--------------------------------------------------------------------------------
Net asset value, end of period     $15.81   $15.79   $14.57   $11.24   $13.40
--------------------------------------------------------------------------------
Total Return (%)                     1.97^b  10.07    32.60   (14.98)    1.87
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period             268      274      263      215      257
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense      .80      .80      .80      .79      .79
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense       .80      .80      .80      .79      .79
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income       1.64     1.84     1.94     1.84     1.75
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)            64       40       58       84       72
--------------------------------------------------------------------------------

^a    Based on average shares outstanding during the period.

^b    Total return would have been lower had certain expenses not been reduced.

DWS Money Market VIP

(formerly Scudder Money Market Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks maximum current income to the extent consistent with stability of principal.

The portfolio pursues its goal by investing exclusively in high quality short-term securities, as well as certain repurchase agreements that are backed by high-quality securities.

While the portfolio's advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments, including US Government obligations, can change in value when interest rates change or an issuer's creditworthiness changes.

The portfolio seeks to achieve its goal of current income by investing in high quality money market securities and maintaining a dollar-weighted average maturity of 90 days or less. The portfolio follows two policies designed to maintain a stable share price:

o Portfolio securities are denominated in US dollars and generally have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase.

o The portfolio buys US Government debt obligations, money market instruments and other debt obligations that at the time of purchase:

   - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

   - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

   -  are unrated, but are determined to be of similar quality by the advisor;
      or

   - have no short-term rating, but are rated in one of the top three highest long-term rating categories, or are determined to be of similar quality by the advisor.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Principal investments

The portfolio primarily invests in the following types of investments:

The portfolio may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate.

These include:

o Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper) and notes. Securities that do not satisfy the maturity restrictions for a money market portfolio may be specifically structured so that they are eligible investments for money market portfolios. For example, some securities have features which have the effect of shortening the security's maturity.

o US Government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US Government.

o Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

o Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The portfolio may buy securities from many types of issuers, including the US Government, corporations and municipalities. The portfolio may invest more than 25% of its net assets in government securities and instruments issued by domestic banks. For purposes of this 25% investment policy, domestic banks include US banks and certain US branches of foreign banks.

The portfolio may invest up to 10% of its total assets in other money market portfolios in accordance with applicable regulations.

Working in conjunction with a credit team, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.


The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the portfolio only buys high quality securities with minimal credit risk. Also, the portfolio only buys securities with remaining maturities of 397 days (approximately 13 months) or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US Government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market portfolios.

Repurchase Agreement Risk. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

o  it cannot sell the securities at the agreed-upon time and price; or

o  the securities lose value before they can be sold.

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Concentration Risk. Because the portfolio may invest more than 25% of its net assets in government securities and instruments issued by domestic banks, it may be vulnerable to setbacks in that industry. Banks are highly dependent on short-term interest rates and can be adversely affected by downturns in the US and foreign economies or changes in banking regulations.

Prepayment Risk. When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high yielding bond before it comes due, the portfolio may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the portfolio's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

This portfolio may be of interest to investors who want a broadly diversified money market fund.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares. The performance of the portfolio varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

    5.03        5.25       5.15       4.84        6.10       3.75       1.35        0.72       0.91       2.80
-------------------------------------------------------------------------------------------------------------------
    1996        1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 1.56%, Q3 2000                    Worst Quarter: 0.14%, Q3 2003

2006 Total Return as of March 31:  0.99%

Average Annual Total Returns (%) as of 12/31/2005

                         1 Year           5 Years                10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A       2.80            1.90                    3.57
--------------------------------------------------------------------------------

7-day yield as of December 31, 2005: 3.74%

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                        Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.46%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    0.52
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                  1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares            $53            $167           $291           $653
--------------------------------------------------------------------------------

The Portfolio Managers

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market portfolios.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Money Market VIP -- Class A

Years Ended December 31,             2005     2004     2003     2002     2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of      $1.000   $1.000   $1.000   $1.000   $1.000
period
--------------------------------------------------------------------------------
Income from investment operations:
   Net investment income             .028     .009     .007     .013     .037
--------------------------------------------------------------------------------
   Total from investment             .028     .009     .007     .013     .037
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income            (.028)   (.009)   (.007)   (.013)   (.037)
--------------------------------------------------------------------------------
Net asset value, end of period     $1.000   $1.000   $1.000    $1.000  $1.000
--------------------------------------------------------------------------------
Total Return (%)                     2.80      .91      .72     1.35     3.75
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period             235      241      326      570      671
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses (%)                 .52      .53      .54      .54      .55
--------------------------------------------------------------------------------
Ratio of net investment income (%)   2.77      .88      .73     1.35     3.39
--------------------------------------------------------------------------------

DWS Small Cap Growth VIP

(formerly Scudder Small Cap Growth Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of investors' capital. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000 Growth Index (as of March 31, 2006, the Russell 2000 Growth Index had a median market capitalization of $667 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

Using quantitative and qualitative screens, and extensive fundamental and field research, the manager looks for companies with strong valuations, exceptional management teams, strong current or potential competitive positioning in their respective industries, clean balance sheets, and attractive earnings growth, among other factors. The manager seeks to maintain a diversified portfolio of small cap growth equity holdings, generally investing across most sectors of the economy including the traditional growth-oriented sectors of information technology, health care and consumer products.

The manager generally looks for companies that they believe have potential for sustainable above-average earnings growth and whose market value appears reasonable in light of their business prospects.

The manager may favor different types of securities from different industries and companies at different times.

The manager will normally sell a stock when he believes its price has achieved and is unlikely to rise past the price target the team initially set at time of purchase and is unlikely to continue to rise, the stock's fundamental investment thesis no longer holds, the manager discovers a better opportunity within the same sector or if the stock's market capitalization begins to distort the weighted-average market capitalization of the overall portfolio.

Also, as companies in the portfolio exceed the market value of those in the Russell 2000 Growth Index, the portfolio may continue to hold their stock, but generally will not add to these holdings.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 25% of total assets in foreign securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures and options, including sales of covered put and call options. The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case the small company portion of the US stock market. When small company stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Growth Investing Risk. Since growth companies usually reinvest a large portion of earnings in their own businesses, growth stocks may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Small Company Risk. To the extent that the portfolio invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price than the stocks of larger companies. A shortage of reliable information, typical with small company investing, can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. In addition, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell. Finally, the valuation of such securities often depends on future expectations.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

o the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors who are looking to add the growth potential of small and mid-size companies or to diversify a large-cap growth portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

   28.04       34.20      18.37       34.56      -10.71     -28.91     -33.36      32.94      11.02       7.07
-------------------------------------------------------------------------------------------------------------------
    1996        1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 30.96%, Q4 1999                   Worst Quarter: -31.72%, Q3 2001

2006 Total Return as of March 31: 11.72%

Average Annual Total Returns (%) as of 12/31/2005

                            1 Year              5 Years            10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A         7.07                -5.63               6.23
--------------------------------------------------------------------------------
Index                        4.15                2.28                4.69
--------------------------------------------------------------------------------

Index: The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a higher price-to-book ratio and higher forecasted growth values.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                          Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee(1)                                                  0.65%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                    None
--------------------------------------------------------------------------------
Other Expenses                                                     0.07
--------------------------------------------------------------------------------
Total Annual Operating Expenses(2)                                 0.72
--------------------------------------------------------------------------------

(1) Management fees have been restated to reflect the new fee schedule effective May 2, 2005.

(2) Through April 30, 2008, the advisor, the underwriter and the accounting agent have agreed to waive all or a portion of their respective fees and/or reimburse or pay operating expenses to the extent necessary to maintain the portfolio's total operating expenses at 0.72% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $74            $230           $401           $894
--------------------------------------------------------------------------------

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:


  Robert S. Janis
  Managing Director of Deutsche Asset
  Management and Portfolio Manager
  of the portfolio.
   o Joined Deutsche Asset Management and the portfolio in 2004.
   o Previously served as portfolio manager for 10 years at Credit Suisse Asset Management (or at its predecessor, Warburg Pincus Asset Management).
   o Over 20 years of investment industry experience.
   o BA, MBA, The Wharton School,
     University of Pennsylvania.

The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Small Cap Growth VIP -- Class A

Years Ended December 31,             2005     2004     2003     2002     2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of      $12.59   $11.34   $ 8.53   $12.80   $21.64
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income (loss)^a    (.06)    (.05)    (.04)    (.02)    (.02)
--------------------------------------------------------------------------------
   Net realized and unrealized        .95     1.30     2.85    (4.25)   (6.27)
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment              .89     1.25     2.81    (4.27)   (6.29)
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net realized gain on
   investment transactions             --       --       --       --    (2.52)
--------------------------------------------------------------------------------
   Return of capital                   --       --       --       --     (.03)
--------------------------------------------------------------------------------
   Total distributions                 --       --       --       --    (2.55)
--------------------------------------------------------------------------------
Net asset value, end of period     $13.48   $12.59   $11.34   $ 8.53   $12.80
--------------------------------------------------------------------------------
Total Return (%)                     7.07^b  11.02    32.94   (33.36)  (28.91)
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period             243      210      210      154      232
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses (%)                 .72      .71      .69      .71      .68
--------------------------------------------------------------------------------
Ratio of net investment              (.47)    (.47)    (.41)    (.24)    (.12)
income (loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)            94      117      123       68      143
--------------------------------------------------------------------------------

^a   Based on average shares outstanding during the period.

^b In 2005, the Portfolio realized a gain of $49,496 on the disposal of an investment not meeting the Portfolio's investment restrictions. This gain had no effect on the total return.

DWS Technology VIP

(formerly Scudder Technology Growth Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the technology sector. For purposes of the portfolio's 80% investment policy, companies in the technology sector must commit at least half of their assets to the technology sector or derive at least half of their revenues or net income from that sector. Examples of industries within the technology sector are semiconductors, software, telecom equipment, computer/hardware, IT services, the Internet and health technology. The portfolio may invest in companies of any size. In addition, the portfolio may invest up to 35% of its net assets in foreign securities.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, innovative products and services, sound financial strength and effective management, among other factors.

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

Top-down analysis. The managers consider the economic outlooks for various industries within the technology sector while looking for those that may benefit from changes in the overall business environment.

In addition, the managers use the support of a quantitative analytic group and its tools to attempt to actively manage the forecasted volatility risk of the portfolio as a whole as compared to funds with a similar investment objective, as well as appropriate benchmarks and peer groups. The managers may favor securities from different industries and companies within the technology sector at different times.

The managers will normally sell a stock when the managers believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting its emphasis on a given technology industry.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures and options, including sales of covered put and call options. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the technology sector of the stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Non-Diversification Risk. The portfolio is classified as "non-diversified." This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the portfolio invested in a larger number of issuers.

Concentration Risk. The portfolio concentrates its investments in the group of industries constituting the technology sector. As a result, factors affecting this sector, such as market price movements, market saturation and rapid product obsolescence will have a significant impact on the portfolio's performance. Additionally, many technology companies are smaller companies that may have limited business lines and financial resources, making them highly vulnerable to business and economic risks.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a function of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

o  growth stocks may be out of favor for certain periods.

This portfolio is designed for investors who who can accept above-average risks and are interested in exposure to a sector that offers attractive long-term growth potential.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index and another relevant index (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

               -21.57     -32.39     -35.52      46.84       1.92       3.74
--------------------------------------------------------------------------------
                2000       2001       2002        2003       2004       2005
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 28.57%, Q4 2001                   Worst Quarter: -33.64%, Q3 2001

2006 Total Return as of March 31: 2.04%


Average Annual Total Returns (%) as of 12/31/2005

                            1 Year           5 Years         Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class A        3.74              -7.54               -0.90
--------------------------------------------------------------------------------
Index 1                     5.26              -3.58               -3.14
--------------------------------------------------------------------------------
Index 2                     2.03              -7.14               -5.03
--------------------------------------------------------------------------------

Index 1: The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values.

Index 2: The Goldman Sachs Technology Index is a modified capitalization-weighted index composed of companies involved in the technology industry.

*    Since 5/1/99. Index comparisons begin 4/30/99.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                        Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.11
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    0.86
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $88            $274           $477          $1,061
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:


Kelly P. Davis                            Brian S. Peters, CFA
Vice President of Deutsche Asset          Vice President of Deutsche Asset
Management and Lead                       Management and Portfolio Manager of
Portfolio Manager of the portfolio.       the portfolio.
 o Joined Deutsche Asset Management        o Joined Deutsche Asset Management
   in 2003 after eight years                 in 1999 and the
   of experience with semiconductors         portfolio in 2005.
   as an associate analyst in              o Prior to joining the portfolio,
   Equities Research with Credit             portfolio manager for Global
   Suisse First Boston, team leader          Equity: London, global equity
   in applications engineering at            analyst for industrials sector,
   Advanced Micro Devices, and               and portfolio analyst for
   in technical roles at Interactive         international institutional
   Silicon, Motorola, Inc. and               accounts.
   Tellabs Operations, Inc.                o BA, University of Alabama,
 o Joined the portfolio in 2005.             Birmingham.
 o BS, Purdue University; MBA,
   University of California, Berkeley.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Technology VIP -- Class A

Years Ended December 31,             2005     2004     2003     2002     2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of      $ 9.01   $ 8.84   $ 6.02   $ 9.36   $13.87
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income (loss)^a    (.03)     .04     (.04)    (.03)     .01
--------------------------------------------------------------------------------
   Net realized and unrealized        .36      .13     2.86    (3.30)   (4.50)
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment              .33      .17     2.82    (3.33)   (4.49)
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income             (.04)      --       --     (.01)    (.02)
--------------------------------------------------------------------------------
Net asset value, end of period     $ 9.30   $ 9.01   $ 8.84   $ 6.02   $ 9.36
--------------------------------------------------------------------------------
Total Return (%)                     3.74     1.92    46.84   (35.52)  (32.39)
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period             199      230      257      219      351
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses (%)                 .86      .83      .86      .80      .81
--------------------------------------------------------------------------------
Ratio of net investment income (%)   (.36)     .43     (.50)    (.37)     .12
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           135      112       66       64       56
--------------------------------------------------------------------------------

^a    Based on average shares outstanding during the period.

Other Policies and Risks
While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o The portfolios may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

o The advisor or a portfolio's subadvisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest. For DWS Money Market VIP, such determination will be made pursuant to procedures adopted by the Board.

Each portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until a portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The portfolios' Statement of Additional Information includes a description of each portfolio's policies and procedures with respect to the disclosure of a portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Investment Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, or its subadvisors make the portfolios' investment decisions, buy and sell securities for the portfolios and conduct research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM or a subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Each portfolio's shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustees' approval of each portfolio's investment management agreement and, as applicable, subadvisory agreement (see "Shareholder reports" on the back cover).

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio during the most recent fiscal year, as a percentage of each portfolio's average daily net assets:

Portfolio Name                                      Fee Paid
--------------------------------------------------------------------------------
DWS Balanced VIP*                                     0.47%
--------------------------------------------------------------------------------
DWS Core Fixed Income VIP                             0.60%
--------------------------------------------------------------------------------
DWS Dreman Small Cap Value VIP                        0.75%
--------------------------------------------------------------------------------
DWS Government & Agency Securities VIP                0.55%
--------------------------------------------------------------------------------
DWS High Income VIP                                   0.60%
--------------------------------------------------------------------------------
DWS International Select Equity VIP                   0.75%
--------------------------------------------------------------------------------
DWS Large Cap Value VIP*                              0.75%
--------------------------------------------------------------------------------
DWS Money Market VIP                                  0.46%
--------------------------------------------------------------------------------
DWS Small Cap Growth VIP                              0.65%
--------------------------------------------------------------------------------
DWS Technology VIP                                    0.75%
--------------------------------------------------------------------------------

* Reflecting the effect of expense limitations and/or fee waivers then in effect.

Portfolio Subadvisors


Subadvisor for DWS Core Fixed Income VIP

Pursuant to an investment subadvisory agreement between the advisor and Aberdeen Asset Management Inc. ("AAMI"), a US registered investment advisor, AAMI acts as subadvisor to DWS Core Fixed Income VIP. AAMI provides a full range of international investment advisory services to institutional and retail clients. AAMI is a direct, wholly owned subsidiary of Aberdeen Asset Management PLC, the parent company of an asset management group formed in 1983. AAMI's principal business address is 1735 Market Street, Philadelphia, PA 19103. DeIM pays a fee to AAMI for acting as subadvisor to DWS Core Fixed Income VIP.

Subadvisor for DWS Dreman Small Cap Value VIP

Dreman Value Management L.L.C., 520 East Cooper Avenue, Aspen, Colorado, is the subadvisor to DWS Dreman Small Cap Value VIP and receives a fee for its services from DeIM. Founded in 1977, Dreman Value Management L.L.C. currently manages over $11 billion in assets. DeIM pays a fee to Dreman Value Management L.L.C. for acting as subadvisor to DWS Dreman Small Cap Value VIP.

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

            DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

            Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_ settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

--------------------------------------------------------------------------------
Your Investment in the Portfolios


The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.


Policies about transactions

The information in this prospectus applies to Class A shares of each portfolio. Class A shares are offered at net asset value. Each portfolio has another class of shares which is offered separately.

Technically, the shareholders of DWS Variable Series II (which includes the portfolios just described) are the participating insurance companies (the "insurance companies") that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolios do not sell shares directly to the public. The portfolios sell shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to a portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolios, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of a portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than a portfolio and have different expense ratios than the portfolios. As a result, the performance of a portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in that portfolio.

The portfolios have a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolios will ask for its name, address and other information that will allow a portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, a portfolio might request additional information (for instance, a portfolio would ask for documents such as the insurance company's articles of incorporation) to help a portfolio verify the insurance company's identity.

A portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

Since DWS Money Market VIP will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), that portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that DWS Money Market VIP receives investable funds.

A portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, DWS Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the financial advisor's recommendation of a portfolio.

Buying and Selling Shares

Each portfolio is open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolios continuously sell shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in a portfolio. Each insurance company submits purchase and redemption orders to a portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day a portfolio is open for business.

o Unless otherwise instructed, a portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolios do not issue share certificates.

o The portfolios reserve the right to reject purchases of shares for any reason.

o The portfolios reserve the right to withdraw or suspend the offering of shares at any time.

o The portfolios reserve the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its securities or pricing its shares.

o The portfolios may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of a portfolio, they are deemed to be in a portfolio's best interest or when a portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolios may close and liquidate an account if a portfolio is unable to verify provided information, or for other reasons; if a portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and the insurance company may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of a portfolio's shareholders.

o Currently, the Board of Trustees of DWS Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to each portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolios (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for portfolios investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a portfolio (e.g., "time zone arbitrage").

The portfolios discourage short-term and excessive trading. The portfolios will take steps to detect and deter short-term and excessive trading pursuant to each portfolio's policies as described in this prospectus and approved by the Board.

Each portfolio's policies include:

o each portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to a portfolio; and

o each portfolio has adopted certain fair valuation practices reasonably designed to protect a portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a portfolio. (See "How the Portfolios Calculate Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to a portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolios reserve the right to terminate a separate account's ability to invest in the portfolios if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of each portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of a portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in that portfolio. It is important to note that the advisor and the portfolios do not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in a portfolio.

The portfolios' policies and procedures may be modified or terminated at any time.

Since DWS Money Market VIP holds short-term instruments and is intended to provide liquidity to shareholders, the advisor does not monitor or limit short-term and excessive trading activity in this portfolio and, accordingly, the Board has not approved any policies and procedures designed to limit this activity. However, the portfolio reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the advisor, there appears to be a pattern of short-term and excessive trading by an investor in other DWS funds.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to a portfolio. Contract owners should contact their insurance company to effect transactions in a portfolio.

How the Portfolios Calculate Share Price

To calculate net asset value per share, or NAV, each portfolio uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
             --------------------------------------------  =  NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for each portfolio is the NAV.

For DWS Money Market VIP, the share price, or NAV, is normally $1.00 calculated using amortized cost value (the method used by most money market funds).

Except with DWS Money Market VIP, we typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolios' Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be a portfolio's use of fair value pricing. This is intended to reduce a portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.

Distributions

DWS Money Market VIP intends to declare its net investment income as a dividend daily and distribute dividends monthly. All other portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, annually. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of a portfolio's share.

The discussion above is generally based on the assumption that shares of a portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

A portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

                                    This page
                                  intentionally
                                   left blank.

--------------------------------------------------------------------------------
To Get More Information


Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and a portfolio's performance. They also have detailed performance figures, a list of everything each portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 778-1482 or contact DWS Scudder at the address listed below. The portfolios' SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each portfolio, including each portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.


DWS Scudder Distributors, Inc.               SEC

222 South Riverside Plaza                    100 F Street, N.E.
Chicago, IL 60606-5808                       Washington, D.C. 20549-2001
(800) 778-1482                               (202) 551-5850

                                             www.sec.gov





                                             SEC File #
--------------------------------------------------------------------------------
DWS Variable Series II                       811-5002
--------------------------------------------------------------------------------

                                  MAY 1, 2006




                                   PROSPECTUS



                             DWS VARIABLE SERIES II
                      (formerly Scudder Variable Series II)





                                 CLASS B SHARES




================================================================================

DWS Balanced VIP                                  DWS High Income VIP
(formerly Scudder Total Return Portfolio)         (formerly Scudder High Income Portfolio)

DWS Core Fixed Income VIP                         DWS Money Market VIP
(formerly Scudder Fixed Income Portfolio)         (formerly Scudder Money Market Portfolio)

DWS Dreman Small Cap Value VIP                    DWS Small Cap Growth VIP
(formerly SVS Dreman Small Cap Value Portfolio)   (formerly Scudder Small Cap Portfolio) Growth Portfolio)

DWS Government & Agency Securities VIP            DWS Technology VIP
(formerly Scudder Government & Agency             (formerly Scudder Technology Growth Portfolio)
Securities Portfolio)



This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.


The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

-------------------------------------------------------------------------------------------------------
Table of Contents


How the Portfolios Work                                                Your Investment in
                                                                       the Portfolios

  3  DWS Balanced VIP              32  DWS Money Market VIP            51  Buying and Selling Shares

 10  DWS Core Fixed Income VIP     36  DWS Small Cap Growth VIP        53  How the Portfolios Calculate
                                                                           Share Price
 16  DWS Dreman Small Cap Value    41  DWS Technology VIP
     VIP                                                               53  Distributions
                                   47  Other Policies and Risks
 21  DWS Government & Agency                                           54  Taxes
     Securities VIP                47  Investment Advisor

 26  DWS High Income VIP           48  Portfolio Subadvisors

How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolios is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS Balanced VIP

(formerly Scudder Total Return Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks high total return, a combination of income and capital appreciation.

The portfolio follows a flexible investment program, investing in a mix of growth and value stocks of large and small capitalization companies and bonds. The investment advisor employs a team approach to allocate the portfolio's assets among the various asset classes.

The portfolio can buy many types of securities, among them common stocks, convertible securities, corporate bonds, US government bonds, mortgage- and asset-backed securities and certain derivatives. The portfolio normally invests approximately 60% of its net assets in common stocks and other equity securities and approximately 40% of its net assets in fixed-income securities, including lower-quality debt securities. These percentages will fluctuate in response to changing market conditions, but the portfolio will at all times invest at least 25% of net assets in fixed-income senior securities. Generally, most securities are from US issuers, but the portfolio may invest up to 25% of total assets in foreign securities.

The investment advisor regularly reviews the portfolio's investment allocations and will vary them to favor asset classes that, in their judgment, provide the most favorable return outlook consistent with the portfolio's investment objective. In deciding how to allocate the portfolio's assets, the advisor will evaluate projections of risk, market and economic conditions, volatility, yields and expected returns.

The advisor follows specific strategies in selecting equity and fixed securities for the portfolio.

Equity securities in the portfolio generally include "growth" stocks as well as "value" stocks and normally include stocks of both small and large capitalization companies.

Growth Stocks. In choosing these securities, the investment advisor primarily invests in US companies that it believes offer the potential for sustainable growth of revenue or earnings and whose market values appear reasonable in light of their business prospects. The advisor focuses on high quality growth companies that are leaders or potential leaders in their respective industries. The advisor conducts in-depth company research, examining, among other factors, relative growth rates, innovation, regional and global exposure and management.

Value Stocks. When selecting value stocks, the investment advisor begins by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The advisor then compares a company's stock price to its book value, cash flow and yield, and analyzes individual companies to identify those that are financially sound and appear to have strong potential for long-term growth, but are out of favor with the market.

Small Company Stocks. In selecting stocks of small companies, a quantitative stock valuation model compares each company's stock price to the company's earnings, book value, sales and other measures of performance potential. The advisor also looks for factors that may signal a rebound for a company, whether through a recovery in its markets, a change in business strategy or other factors.

The advisor believes that by combining techniques used by fundamental value investors with extensive growth and earnings analysis it can minimize investment style bias and ultimately produce a "pure" stock selection process that seeks to add value in any market environment. The advisor also incorporates technical analysis to capture short-term price changes and evaluate the market's responsiveness to new information.

The fixed income portion of the portfolio may include both investment grade and lower-quality debt securities, and may include securities of both US and non-US (including emerging market) issuers. The portfolio may also seek bond market and currency exposure through derivative instruments.

US Investment Grade Securities. In selecting these securities for investment, the investment advisor typically:

o assigns a relative value to each bond, based on creditworthiness, cash flow and price;

o determines the value of each issue by examining the issuer's credit quality, debt structure, option value and liquidity risks. The advisor looks to take advantage of any inefficiencies between this value and market trading price;

o uses credit analysis to determine the issuer's ability to fulfill its contracts; and

o determines sector weights based on a combination of long-term strategic targets resulting from quantitative risk/return analysis and shorter term adjustments based on the advisor's current market outlook.

The advisor generally sells these securities when they reach their target price or when there is a negative change in their outlook relative to the other securities held by the portfolio. Bonds may also be sold to facilitate the purchase of an issue with more attractive risk/return characteristics.

High Yield Securities. In selecting these securities for investment, the investment advisor:

o analyzes economic conditions for improving or undervalued sectors and industries;

o uses independent credit research and on-site management visits to evaluate individual issuer's debt service, growth rate, and both downgrade and upgrade potential;

o  assesses new issues versus secondary market opportunities; and

o seeks issues within attractive industry sectors and with strong long-term fundamentals and improving credits.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Derivatives. The portfolio invests in various instruments commonly known as "derivatives," which are contracts whose value is based on, for example, indices, currencies or securities. The portfolio primarily uses futures, options, forward currency transactions and swaps. The investment advisor may use derivatives in circumstances where the advisor believes they offer a more efficient means of gaining exposure to a particular asset class or market. The portfolio may also invest in derivatives to maintain a high level of liquidity to meet shareholder redemptions or other needs while maintaining exposure to the market.

The portfolio uses derivatives in the income portion of its portfolio to shift investment weightings among global and currency markets in an effort to capture short- and medium-term market movements. The portfolio uses these techniques to generate income and enhance returns.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Other Investments

Normally, the portfolio's bond component consists mainly of investment-grade bonds (those in the top four grades of credit quality). However, the portfolio could invest up to 35% of its total assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and typically will have higher volatility and risk of default.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the advisor may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of junk bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Small Company Capitalization Risk. Small company stocks tend to experience steeper price fluctuations -- down as well as up -- than the stocks of larger companies. A shortage of reliable information -- the same information gap that creates opportunity -- can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company's shares.

Foreign Investment Risk. To the extent that the portfolio holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the portfolio's investments or prevent the portfolio from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets, so to the extent the portfolio invests in emerging markets, it takes on greater risks. Finally, the currency of the country in which the portfolio has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of securities, geographical trends or other matters;

o the advisor measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, judged by the advisor to be of equivalent quality. In addition, the advisor applies its own credit quality standards to evaluate securities. If a security's credit quality declines, the advisor will decide what to do with the security, based on the circumstances and its assessment of what would benefit shareholders most; and

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio is designed for investors interested in asset class diversification in a single portfolio that invests in a mix of stocks and bonds.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

   16.76       19.96      15.14       14.81      -2.63      -6.09      -15.17      18.10       6.64       4.30
-------------------------------------------------------------------------------------------------------------------
    1996        1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 13.32%, Q2 1997                   Worst Quarter: -9.91%, Q2 2002

2006 Total Return as of March 31:  3.12%

Average Annual Total Returns (%) as of 12/31/2005

                           1 Year               5 Years                 10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A        4.30                  0.91                     6.55
--------------------------------------------------------------------------------
Index 1                     4.91                  0.54                     9.07
--------------------------------------------------------------------------------
Index 2                     2.43                  5.87                     6.16
--------------------------------------------------------------------------------

Index 1: The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index: 2 The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate issues and mortgage securities.

Total returns would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                        Class A
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee(1)                                                  0.45%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses(2)                                 0.51
--------------------------------------------------------------------------------

(1)  Restated to reflect a new management fee schedule effective May 2, 2005.

(2) Through April 30, 2008, the advisor, the underwriter and the accounting agent have agreed to waive all or a portion of their respective fees and/or reimburse or pay operating expenses to the extent necessary to maintain the portfolio's total operating expenses at 0.51% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares             $52            $164           $285           $640
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of portfolio managers across a range of investment strategies. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio for their investment strategy, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:


Andrew P. Cestone          Inna Okounkova             Julie M. Van Cleave, CFA
Managing Director of       Director of Deutsche       Managing Director of
Deutsche Asset             Asset Management and       Deutsche Asset
Management and Portfolio   Portfolio Manager of       Management
Manager of the portfolio.  the portfolio.             and Portfolio Manager
 o Joined Deutsche          o Joined Deutsche         of the portfolio.
   Asset Management           Asset Management         o Joined Deutsche
   in 1998                    in 1999 as a               Asset Management
   and the portfolio in       quantitative               and the
   2002.                      analyst, becoming          portfolio in 2002.
 o Head of High Yield.        an associate             o Head of Large Cap
 o Previous experience        portfolio manager          Growth Portfolio
   includes five years        in 2001.                   Selection Team.
   as an investment         o Global Asset             o Previous experience
   analyst at Phoenix         Allocation                 includes 18 years
   Investment Partners        portfolio manager:         of investment
   and as a credit            New York.                  industry experience
   officer in the           o Joined the                 at Mason Street
   asset-based lending        portfolio in 2005.         Advisors, as
   group at Fleet           o BS, MS, Moscow             Managing Director
   Financial Group.           State University;          and team leader for
 o BA, University of          MBA, University of         the large cap
   Vermont.                   Chicago.                   investment team.
                                                       o BBA, MBA,
William Chepolis, CFA      Thomas F. Sassi               University of
Managing Director of       Managing Director of          Wisconsin -- Madison.
Deutsche Asset             Deutsche Asset
Management and Portfolio   Management                 Robert Wang
Manager of the portfolio.  and Portfolio Manager      Managing Director of
 o Joined Deutsche         of the portfolio.          Deutsche Asset
   Asset Management in      o Joined Deutsche         Management and
   1998 after 13 years        Asset Management        Portfolio Manager of
   of experience as           in 1996                 the portfolio.
   vice president             and the portfolio        o Joined Deutsche
   and portfolio              in 2004.                   Asset Management in
   manager for Norwest      o Over 33 years of           1995 as a senior
   Bank where                 investment industry        fixed income
   he managed the             experience.                portfolio manager
   bank's fixed income      o BBA, MBA, Hofstra          after 13 years of
   and foreign exchange       University.                experience at
   portfolios.                                           J.P. Morgan & Co.
 o Senior Portfolio                                      trading fixed
   Manager for Mortgage                                  income, derivatives
   Backed Securities:                                    and foreign
   New York.                                             exchange products.
 o Joined the portfolio                                o Global Asset
   in 2005.                                              Allocation senior
 o BIS, University of                                    portfolio manager:
   Minnesota.                                            New York.
                                                       o Joined the
                                                         portfolio in 2005.
                                                       o BS, The Wharton
                                                         School, University
                                                         of Pennsylvania.


The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Balanced VIP -- Class A

To Be Updated.

Years Ended December 31,             2005     2004     2003      2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $22.37    $21.32   $18.66    $22.57   $25.91
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income (loss)^b     .59      .47      .37       .47      .61
--------------------------------------------------------------------------------
   Net realized and unrealized        .34      .93     2.90     (3.81)   (2.20)
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment              .93     1.40     3.27     (3.34)   (1.59)
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income             (.55)    (.35)    (.61)     (.57)    (.80)
--------------------------------------------------------------------------------
   Net realized gain on                --       --       --        --     (.95)
   investment transactions
--------------------------------------------------------------------------------
   Total distributions               (.55)    (.35)    (.61)     (.57)   (1.75)
--------------------------------------------------------------------------------
Net asset value, end of period     $22.75    $22.37  $21.32    $18.66   $22.57
--------------------------------------------------------------------------------
Total Return (%)                     4.30^c   6.64    18.10    (15.17)   (6.09)
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period             653      622      667       640      861
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense      .55      .59      .59       .58      .58
reduction (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense       .53      .59      .59       .58      .58
reduction (%)
--------------------------------------------------------------------------------
Ratio of net investment income (%)   2.66     2.18     1.88      2.32     2.63
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           121^d    131^d    102^d     140      115
--------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities.

^b    Based on average shares outstanding during the period.

^c    Total return would have been lower had certain expenses not been reduced.

^d The portfolio turnover rate including mortgage dollar roll transactions was 122%, 140% and 108% for the periods ended December 31, 2005, December 31, 2004 and December 31, 2003, respectively.

DWS Core Fixed Income VIP

(formerly Scudder Fixed Income Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks high current income. The portfolio invests for current income, not capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its assets, plus the amount of any borrowings for investment purposes, determined at the time of purchase, in fixed income securities. Fixed income securities include those of the US Treasury, as well as US government agencies and instrumentalities, corporate, mortgage-backed and asset-backed securities, taxable municipal and tax-exempt municipal bonds and liquid Rule 144A securities.

The portfolio invests primarily in investment-grade fixed income securities rated within the top three credit rating categories. The portfolio may invest up to 20% of its total assets in investment-grade fixed income securities rated within the fourth highest credit rating category. The portfolio may invest up to 25% of its total assets in US dollar-denominated securities of foreign issuers and governments. The portfolio may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event the portfolio managers determine that securities meeting the portfolio's investment objective are not readily available for purchase. The portfolio's investments in foreign issuers are limited to US dollar-denominated securities to avoid currency risk.

The portfolio managers utilize a core US fixed income strategy that seeks to add incremental returns to the Lehman Brothers Aggregate Bond Index. In managing the portfolio, the managers generally use a "bottom-up" approach. The managers focus on the securities and sectors they believe are undervalued relative to the market, rather than relying on interest rate forecasts. The managers seek to identify pricing inefficiencies of individual securities in the fixed-income market. Normally, the average duration of the portfolio will be kept within 0.25 years of the duration of the Lehman Brothers Aggregate Bond Index.

Company research lies at the heart of the portfolio's investment process. In selecting individual securities for investment, the portfolio managers:

o assign a relative value, based on creditworthiness, cash flow and price, to each bond;

o determine the intrinsic value of each issue by examining credit, structure, option value and liquidity risks. The managers look to exploit any inefficiencies between intrinsic value and market trading price;

o use credit analysis to determine the issuer's ability to pay interest and repay principal on its bonds; and

o subordinate sector weightings to individual bonds that may add above-market value.

Portfolio Maturity. The portfolio managers intend to maintain a dollar weighted effective average portfolio maturity of five to ten years. Subject to its portfolio maturity policy, the portfolio may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of bonds rated below the top three rating categories may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investment Risk. To the extent that the portfolio holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the portfolio's investments or prevent the portfolio from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. Finally, the currency of the country in which the portfolio has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Derivatives Risk. Although not one of its principal investment strategies, the portfolio may invest in certain types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency for which it is acting as a substitute; derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses that it could have if it had not entered into these transactions. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Another factor that could affect performance is:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio is designed for individuals who are seeking to earn higher current income than an investment in money market funds may provide.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                9.04       7.93       -2.06       9.90       5.71       8.01        5.13       4.53       2.25
-------------------------------------------------------------------------------------------------------------------
                1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 4.14%, Q3 2002                    Worst Quarter: -2.36%, Q2 2004

2006 Total Return as of March 31:  -0.58%


Average Annual Total Returns (%) as of 12/31/2005

                          1 Year       5 Years                Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class A       2.25          5.11                        5.54
--------------------------------------------------------------------------------
Index                      2.43          5.87                        6.64
--------------------------------------------------------------------------------

Index: The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate issues and mortgage securities.

*    Since 5/1/96. Index comparison begins 4/30/96.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.60%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.07
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    0.67
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares               $68            $214           $373           $835
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio's subadvisor is Aberdeen Asset Management, Inc. A team approach is utilized with respect to the day-to-day management of the portfolio. Portfolio decisions are made jointly by the senior members of the management team. The following members of the management team handle the day-to-day operations of the portfolio:


Gary W. Bartlett, CFA        Warren S. Davis, III       Thomas J. Flaherty
o   Head of US Fixed         o   Senior portfolio       o   Senior portfolio
    Income and senior            manager for                manager for
    portfolio                    mortgage- and              corporate and
    manager specializing         asset-backed fixed         taxable municipal
    in taxable municipal,        income investments:        fixed income
    utility and                  Philadelphia.              investments:
    government fixed         o   Joined Aberdeen            Philadelphia.
    income investments:          Asset Management       o   Joined Aberdeen
    Philadelphia.                Inc. in 2005 and           Asset Management
o   Joined Aberdeen Asset        the portfolio in           Inc. in 2005 and
    Management Inc. in           2002.                      the portfolio in
    2005 and the             o   Formerly, Managing         2002.
    portfolio in 2002.           Director of            o   Formerly, Managing
o   Formerly, Managing           Deutsche Asset             Director of
    Director of Deutsche         Management; joined         Deutsche Asset
    Asset Management;            Deutsche Asset             Management; joined
    joined Deutsche Asset        Management in 1995         Deutsche Asset
    Management in 1992           after nine years of        Management in 1995
    after nine years of          experience as a            after 10 years of
    experience as an             trader, analyst and        fixed income
    analyst and fixed            developer of analytical    experience,
    income portfolio             and risk management        including vice
    manager at PNC               systems for Paine          president for US
    Financial and credit         Webber and Merrill         taxable fixed
    analyst at First             Lynch.                     income securities
    Pennsylvania Bank.       o   BS, Pennsylvania           at Prudential
o   BA, Bucknell                 State University;          Securities.
    University; MBA,             MBA, Drexel            o   BA, SUNY Stony
    Drexel University.           University.                Brook.

J. Christopher Gagnier      Timothy C. Vile, CFA       William T. Lissenden
 o Head of Core Plus         o Senior portfolio         o Portfolio manager
   Fixed Income product        manager for Core           for Core Fixed
   and senior portfolio        Fixed Income               Income:
   manager for corporate       and Global Aggregate       Philadelphia.
   and commercial              Fixed Income:            o Joined Aberdeen
   mortgages:                  Philadelphia.              Asset Management
   Philadelphia.             o Joined Aberdeen            Inc. in 2005 and
 o Joined Aberdeen Asset       Asset Management           the portfolio in
   Management Inc. in          Inc. in 2005 and           2003.
   2005 and the                the portfolio in         o Formerly, Director
   portfolio in 2002.          2004.                      of Deutsche Asset
 o Formerly, Managing        o Formerly, Managing         Management; joined
   Director of Deutsche        Director of                Deutsche Asset
   Asset Management;           Deutsche Asset             Management in 2002
   joined Deutsche Asset       Management; joined         after 31 years of
   Management in 1997          Deutsche Asset             experience,
   after 17 years of           Management in 1991         including fixed
   experience in fixed         as member of Core          income strategist
   income investments          Fixed Income;              and director of
   at PaineWebber and          seconded to the            research at
   Continental Bank.           London office from         Conseco Capital
 o BS, The Wharton             January 1999 to            Management,
   School, University of       June 2002 to design        director of fixed
   Pennsylvania; MBA,          and develop the            income research
   University of Chicago.      firm's European            and product
                               Credit and Global          management at
Daniel R. Taylor, CFA          Aggregate                  Prudential
 o Senior portfolio            capabilities;              Securities and
   manager for                 before joining the         national sales
   asset-backed and            firm, he had six           manager for fixed
   commercial mortgage         years of experience        income securities
   fixed income                that included              at Prudential
   investments:                portfolio manager          Securities.
   Philadelphia.               for fixed income         o BS, St. Peter's
 o Joined Aberdeen Asset       portfolios at              College; MBA,
   Management Inc. in          Equitable Capital          Baruch College.
   2005 and the                Management.
   portfolio in 2002.        o BS, Susquehanna
 o Formerly, Managing          University.
   Director of Deutsche
   Asset Management;
   joined Deutsche Asset
   Management in 1998
   after six years of
   experience as fixed
   income portfolio
   manager and senior
   credit analyst for
   CoreStates Investment
   Advisors.
 o BS, Villanova
   University.


The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Core Fixed Income VIP -- Class A

To Be Updated.

Years Ended December 31,            2005     2004     2003      2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $12.07   $12.16   $11.98    $11.48   $11.45
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income^b           .47      .50      .45       .53      .62
--------------------------------------------------------------------------------
   Net realized and unrealized      (.21)     .05      .14       .37      .01
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment             .26      .55      .59       .90      .63
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income            (.41)    (.43)    (.41)     (.40)    (.60)
--------------------------------------------------------------------------------
   Net realized gain on             (.11)    (.21)      --        --       --
   investment transactions
--------------------------------------------------------------------------------
   Total distributions              (.52)    (.64)    (.41)     (.40)    (.60)
--------------------------------------------------------------------------------
Net asset value, end of period    $11.81   $12.07   $12.16    $11.98   $11.48
--------------------------------------------------------------------------------
Total Return (%)                    2.25     4.53     5.13      8.01     5.71
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period            252      210      201       216      134
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses (%)                .67      .66      .66       .65      .64
--------------------------------------------------------------------------------
Ratio of net investment income (%)  3.96     4.18     3.75      4.57     5.46
--------------------------------------------------------------------------------
Portfolio turnover rate (%)          164^c    185^c    229^c     267      176
--------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities.

^b    Based on average shares outstanding during the period.

^c The portfolio turnover rate including mortgage dollar roll transactions was 176%, 204% and 265% for the years ended December 31, 2005, December 31, 2004, and December 31, 2003, respectively.

DWS Dreman Small Cap Value VIP

(formerly SVS Dreman Small Cap Value Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small US companies, which the portfolio defines as companies that are similar in market value to those in the Russell 2000 Value Index (as of March 31, 2006, the Russell 2000 Value Index had a median market capitalization of $656 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

The portfolio managers begin their stock selection process by screening stocks of small companies with below market price-to-earnings (P/E) ratios. The managers then seek companies with a low price compared to the book value, cash flow and yield and analyze individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group, the managers then complete their fundamental analysis and make their buy decisions from a group of the most attractive stocks, drawing on analysis of economic outlooks for various industries. The managers may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities and issuers represented.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The managers will normally sell a stock when it no longer qualifies as a small company, when its P/E rises above that of the Index, its fundamentals change or other investments offer better opportunities.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 20% of net assets in foreign securities.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case the small company portion of the US stock market. When small company stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Value Investing Risk. As with any investment strategy, the "value" strategy used in managing the portfolio's portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Small Company Risk. To the extent that the portfolio invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price than the stocks of larger companies. A shortage of reliable information, typical with small company investing, can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. In addition, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell. Finally, the valuation of such securities often depends on future expectations.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio is designed for value-oriented investors who are interested in small-cap market exposure.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio, operated with a different investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio's current policies and advisory agreement had been in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

               21.73      -11.25      2.80        4.05      17.63      -11.43      42.15      26.03       10.25
-------------------------------------------------------------------------------------------------------------------
                1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 21.84%, Q2 2003                   Worst Quarter: -22.47%, Q3 1998

2006 Total Return as of March 31:  14.59%

Average Annual Total Returns (%) as of 12/31/2005

                         1 Year          5 Years                Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class A     10.25             15.53                       9.59
--------------------------------------------------------------------------------
Index                     4.71             13.55                      12.74
--------------------------------------------------------------------------------

Index: The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

*    Since 5/1/96. Index comparison begins 4/30/96.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.04
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    0.79
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $81            $252           $439           $978
--------------------------------------------------------------------------------



The Portfolio Managers

The portfolio's subadvisor is Dreman Value Management, L.L.C. The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:


David N. Dreman                           Nelson Woodward
Chairman and CIO of the subadvisor and    Managing Director of the subadvisor
Co-Manager of the portfolio.              and Co-Manager of the portfolio.
 o Began investment career in 1957.        o Began investment career in 1957.
 o Joined the portfolio in 2002.           o Joined the portfolio in 2002.
 o Founder and Chairman, Dreman Value
   Management, L.L.C. since 1977.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio and operated with a different goal and investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio's current policies and advisory agreement had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Dreman Small Cap Value VIP -- Class A

Years Ended December 31,            2005     2004     2003      2002     2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $20.05   $16.06   $11.66    $13.21   $11.23
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income (loss)^a    .19      .17      .19       .17      .09
--------------------------------------------------------------------------------
   Net realized and unrealized      1.67     3.98     4.55     (1.67)    1.89
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment            1.86     4.15     4.74     (1.50)    1.98
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income            (.15)    (.16)    (.15)     (.05)      --
--------------------------------------------------------------------------------
   Net realized gain on            (1.78)      --    ( .19)       --       --
   investment transactions
--------------------------------------------------------------------------------
   Total distributions             (1.93)    (.16)    (.34)     (.05)      --
--------------------------------------------------------------------------------
Net asset value, end of period    $19.98   $20.05   $16.06    $11.66   $13.21
--------------------------------------------------------------------------------
Total Return (%)                   10.25    26.03    42.15    (11.43)   17.63
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period            493      467      354       250      194
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses (%)                .79      .79      .80       .81      .79
--------------------------------------------------------------------------------
Ratio of net investment income (%)   .96      .96     1.46      1.28      .77
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           61       73       71        86       57
--------------------------------------------------------------------------------

^a    Based on average shares outstanding during the period.

DWS Government & Agency Securities VIP

(formerly Scudder Government & Agency Securities Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks high current income consistent with preservation of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities. US government-related debt instruments in which the portfolio may invest include:

o  direct obligations of the US Treasury;

o securities such as Ginnie Maes which are mortgage-backed securities issued and guaranteed by the Government National Mortgage Association (GNMA) and supported by the full faith and credit of the United States; and

o securities issued or guaranteed, as to their payment of principal and interest, by US government agencies or government sponsored entities, some of which may be supported only by the credit of the issuer.

The portfolio normally invests all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities, except the portfolio may invest up to 10% of its net assets in cash equivalents, such as money market funds, and short-term bond funds. These securities may not be issued or guaranteed by the US government, its agencies or instrumentalities. The portfolio may use derivative instruments as described in "Other Investments."

In deciding which types of government bonds to buy and sell, the portfolio manager first considers the relative attractiveness of Treasuries compared to other US government and agency securities and determine allocations for each. His decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, the manager reviews each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use specialized analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

The manager may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on his outlook for interest rates.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Credit Quality Policies

This portfolio normally invests substantially all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.

Other Investments

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio focuses its investments on mortgage-related securities, it is more vulnerable to both of these risks.

Agency Risk. Some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality while other government securities have an additional line of credit with the US Treasury. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. The full faith and credit guarantee of the US government doesn't protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Another factor that could affect performance is:

o the manager could be incorrect in his analysis of economic trends, the relative attractiveness of different securities or other matters.

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by US government securities.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

    2.56        8.96       7.03       0.68       10.93       7.48       8.05        2.26       3.75       2.57
-------------------------------------------------------------------------------------------------------------------
    1996        1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 4.13%, Q3 2001                    Worst Quarter: -1.99%, Q1 1996

2006 Total Return as of March 31: -0.16%

Average Annual Total Returns (%) as of 12/31/2005

                      1 Year             5 Years                     10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A    2.57               4.80                        5.38
--------------------------------------------------------------------------------
Index                   3.21               5.43                        6.19
--------------------------------------------------------------------------------

Index: The Lehman Brothers GNMA Index is an unmanaged market value-weighted measure of all fixed rate securities backed by mortgage pools of the Government National Mortgage Association.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.55%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.08
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    0.63
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares          $64            $202           $351           $786
--------------------------------------------------------------------------------

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

William Chepolis, CFA
Managing Director of Deutsche Asset
Management
and Portfolio Manager of the portfolio.
 o Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.
 o Senior Portfolio Manager for Mortgage Backed Securities: New York.
 o Joined the portfolio in 2002.
 o BIS, University of Minnesota.

The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Government & Agency Securities VIP -- Class A

To Be Updated.

Years Ended December 31,            2005     2004     2003      2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $12.55   $12.54   $12.84    $12.32   $11.96
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income^b           .51      .44      .31       .62      .61
--------------------------------------------------------------------------------
   Net realized and unrealized      (.20)     .03     (.04)      .35      .25
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment             .31      .47      .27       .97      .86
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income            (.50)    (.35)    (.35)     (.45)    (.50)
--------------------------------------------------------------------------------
   Net realized gain on             (.10)    (.11)    (.22)       --       --
   investment transactions
--------------------------------------------------------------------------------
   Total distributions              (.60)    (.46)    (.57)     (.45)    (.50)
--------------------------------------------------------------------------------
Net asset value, end of period    $12.26   $12.55   $12.54    $12.84   $12.32
--------------------------------------------------------------------------------
Total Return (%)                    2.57^e   3.75^d   2.26      8.05     7.48
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period            243      280      347       551      305
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses (%)                .63      .61      .61       .59      .60
--------------------------------------------------------------------------------
Ratio of net investment income (%)  4.17     3.59     2.50      4.96     5.06
--------------------------------------------------------------------------------
Portfolio turnover rate (%)          191^c    226^c    511^c     534^c    334
--------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities.

^b    Based on average shares outstanding during the period.

^c The portfolio turnover rate including mortgage dollar roll transactions was 325%, 391%, 536% and 651% for the periods ended December 31, 2005, December 31, 2004, December 31, 2003 and December 31, 2002, respectively.

^d Reimbursement of $2,420 due to disposal of investments in violation of restrictions had no effect on total return.

^e Reimbursement of $234 due to disposal of investments in violation of restrictions had no effect on total return.

DWS High Income VIP

(formerly Scudder High Income Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks to provide a high level of current income.

Under normal circumstances, this portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields, have higher volatility and higher risk of default on payments of interest or principal. The portfolio may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers.

The portfolio manager focuses on cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. The manager uses an active process which emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment-grade fixed income securities (junk bonds).

The investment process involves using primarily a "bottom-up" approach by using relative value and fundamental analysis to select the best securities within each industry, and a top-down approach to assess the overall risk and return in the market and which considers macro trends in the economy. To select securities or investments, the portfolio manager:

o analyzes economic conditions for improving or undervalued sectors and industries;

o uses independent credit research and on-site management visits to evaluate individual issuers' debt service, growth rate, and both downgrade and upgrade potential;

o  assesses new issues versus secondary market opportunities; and

o seeks issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.

Portfolio Maturity. The portfolio manager intends to maintain a dollar-weighted effective average portfolio maturity of seven to ten years. The portfolio's average portfolio maturity may vary and may be shortened by certain of the portfolio's securities which have floating or variable interest rates or include put features that provide the portfolio the right to sell the security at face value prior to maturity. Subject to its portfolio maturity policy, the portfolio may purchase individual securities with any stated maturity.

The dollar-weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to, prepayment patterns, call dates and put features. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Other Investments

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Another factor that could affect performance is:

o the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different securities, geographical trends or other matters.

Investors who seek high current income and can accept risk of loss of principal may be interested in this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


   14.06       11.61       1.45       2.15       -8.68       2.63       -0.30      24.62      12.42       3.89
-------------------------------------------------------------------------------------------------------------------
    1996        1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 8.59%, Q2 2003                    Worst Quarter: -6.66%, Q3 1998

2006 Total Return as of March 31: 2.43%

Average Annual Total Returns (%) as of 12/31/2005

                         1 Year            5 Years            10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A     3.89                8.29                6.02
--------------------------------------------------------------------------------
Index                    2.26                9.83                7.13
--------------------------------------------------------------------------------

Index: The Credit Suisse High Yield Index is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield market.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                        Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.60%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.10
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    0.70
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares               $72            $224           $390           $871
--------------------------------------------------------------------------------


The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

  Andrew P. Cestone
  Managing Director of Deutsche Asset Management and
  Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1998 and the portfolio in 2002.
   o Head of High Yield.
   o Previous experience includes five years as an investment analyst at Phoenix Investment Partners and as a credit officer in the asset-based lending group at Fleet Financial Group.
   o BA, University of Vermont.

The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS High Income VIP -- Class A

Years Ended December 31,            2005     2004     2003      2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $ 8.78   $ 8.43   $ 7.40    $ 8.13   $ 9.16
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income^b           .68      .67      .67       .75      .84
--------------------------------------------------------------------------------
   Net realized and unrealized      (.38)     .31     1.03      (.74)    (.59)
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment             .30      .98     1.70       .01      .25
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income            (.85)    (.63)    (.67)     (.74)   (1.28)
--------------------------------------------------------------------------------
Net asset value, end of period    $ 8.23   $ 8.78   $ 8.43    $ 7.40   $ 8.13
--------------------------------------------------------------------------------
Total Return (%)                    3.89    12.42    24.62      (.30)    2.63
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period            344      393      413       329      335
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses (%)                .70      .66      .67       .66      .70
--------------------------------------------------------------------------------
Ratio of net investment income (%)  8.27     8.11     8.62     10.07     9.89
--------------------------------------------------------------------------------
Portfolio turnover rate (%)          100      162      165       138       77
--------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities.

^b   Based on average shares outstanding during the period.

DWS Money Market VIP

(formerly Scudder Money Market Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks maximum current income to the extent consistent with stability of principal.

The portfolio pursues its goal by investing exclusively in high quality short-term securities, as well as certain repurchase agreements that are backed by high-quality securities.

While the portfolio's advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments, including US Government obligations, can change in value when interest rates change or an issuer's creditworthiness changes.

The portfolio seeks to achieve its goal of current income by investing in high quality money market securities and maintaining a dollar-weighted average maturity of 90 days or less. The portfolio follows two policies designed to maintain a stable share price:

o Portfolio securities are denominated in US dollars and generally have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase.

o The portfolio buys US Government debt obligations, money market instruments and other debt obligations that at the time of purchase:

   - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

   - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

   -  are unrated, but are determined to be of similar quality by the advisor;
      or

   - have no short-term rating, but are rated in one of the top three highest long-term rating categories, or are determined to be of similar quality by the advisor.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Principal investments

The portfolio primarily invests in the following types of investments:

The portfolio may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate.

These include:

o Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper) and notes. Securities that do not satisfy the maturity restrictions for a money market portfolio may be specifically structured so that they are eligible investments for money market portfolios. For example, some securities have features which have the effect of shortening the security's maturity.

o US Government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US Government.

o Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

o Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The portfolio may buy securities from many types of issuers, including the US Government, corporations and municipalities. The portfolio may invest more than 25% of its net assets in government securities and instruments issued by domestic banks. For purposes of this 25% investment policy, domestic banks include US banks and certain US branches of foreign banks.

The portfolio may invest up to 10% of its total assets in other money market portfolios in accordance with applicable regulations.

Working in conjunction with a credit team, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.


The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the portfolio only buys high quality securities with minimal credit risk. Also, the portfolio only buys securities with remaining maturities of 397 days (approximately 13 months) or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US Government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market portfolios.

Repurchase Agreement Risk. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

o  it cannot sell the securities at the agreed-upon time and price; or

o  the securities lose value before they can be sold.

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Concentration Risk. Because the portfolio may invest more than 25% of its net assets in government securities and instruments issued by domestic banks, it may be vulnerable to setbacks in that industry. Banks are highly dependent on short-term interest rates and can be adversely affected by downturns in the US and foreign economies or changes in banking regulations.

Prepayment Risk. When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high yielding bond before it comes due, the portfolio may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the portfolio's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

This portfolio may be of interest to investors who want a broadly diversified money market fund.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares. The performance of the portfolio varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

    5.03        5.25       5.15       4.84        6.10       3.75       1.35        0.72       0.91       2.80
-------------------------------------------------------------------------------------------------------------------
    1996        1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 1.56%, Q3 2000                    Worst Quarter: 0.14%, Q3 2003

2006 Total Return as of March 31:  0.99%

Average Annual Total Returns (%) as of 12/31/2005

                         1 Year           5 Years                10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A       2.80            1.90                    3.57
--------------------------------------------------------------------------------

7-day yield as of December 31, 2005: 3.74%

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                        Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.46%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    0.52
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                  1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares            $53            $167           $291           $653
--------------------------------------------------------------------------------

The Portfolio Managers

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market portfolios.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Money Market VIP -- Class A

Years Ended December 31,             2005     2004     2003     2002     2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of      $1.000   $1.000   $1.000   $1.000   $1.000
period
--------------------------------------------------------------------------------
Income from investment operations:
   Net investment income             .028     .009     .007     .013     .037
--------------------------------------------------------------------------------
   Total from investment             .028     .009     .007     .013     .037
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income            (.028)   (.009)   (.007)   (.013)   (.037)
--------------------------------------------------------------------------------
Net asset value, end of period     $1.000   $1.000   $1.000    $1.000  $1.000
--------------------------------------------------------------------------------
Total Return (%)                     2.80      .91      .72     1.35     3.75
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period             235      241      326      570      671
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses (%)                 .52      .53      .54      .54      .55
--------------------------------------------------------------------------------
Ratio of net investment income (%)   2.77      .88      .73     1.35     3.39
--------------------------------------------------------------------------------

DWS Small Cap Growth VIP

(formerly Scudder Small Cap Growth Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of investors' capital. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000 Growth Index (as of March 31, 2006, the Russell 2000 Growth Index had a median market capitalization of $667 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

Using quantitative and qualitative screens, and extensive fundamental and field research, the manager looks for companies with strong valuations, exceptional management teams, strong current or potential competitive positioning in their respective industries, clean balance sheets, and attractive earnings growth, among other factors. The manager seeks to maintain a diversified portfolio of small cap growth equity holdings, generally investing across most sectors of the economy including the traditional growth-oriented sectors of information technology, health care and consumer products.

The manager generally looks for companies that they believe have potential for sustainable above-average earnings growth and whose market value appears reasonable in light of their business prospects.

The manager may favor different types of securities from different industries and companies at different times.

The manager will normally sell a stock when he believes its price has achieved and is unlikely to rise past the price target the team initially set at time of purchase and is unlikely to continue to rise, the stock's fundamental investment thesis no longer holds, the manager discovers a better opportunity within the same sector or if the stock's market capitalization begins to distort the weighted-average market capitalization of the overall portfolio.

Also, as companies in the portfolio exceed the market value of those in the Russell 2000 Growth Index, the portfolio may continue to hold their stock, but generally will not add to these holdings.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 25% of total assets in foreign securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures and options, including sales of covered put and call options. The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case the small company portion of the US stock market. When small company stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Growth Investing Risk. Since growth companies usually reinvest a large portion of earnings in their own businesses, growth stocks may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Small Company Risk. To the extent that the portfolio invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price than the stocks of larger companies. A shortage of reliable information, typical with small company investing, can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. In addition, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell. Finally, the valuation of such securities often depends on future expectations.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

o the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors who are looking to add the growth potential of small and mid-size companies or to diversify a large-cap growth portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

   28.04       34.20      18.37       34.56      -10.71     -28.91     -33.36      32.94      11.02       7.07
-------------------------------------------------------------------------------------------------------------------
    1996        1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 30.96%, Q4 1999                   Worst Quarter: -31.72%, Q3 2001

2006 Total Return as of March 31: 11.72%

Average Annual Total Returns (%) as of 12/31/2005

                            1 Year              5 Years            10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A         7.07                -5.63               6.23
--------------------------------------------------------------------------------
Index                        4.15                2.28                4.69
--------------------------------------------------------------------------------

Index: The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a higher price-to-book ratio and higher forecasted growth values.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                          Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee(1)                                                  0.65%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                    None
--------------------------------------------------------------------------------
Other Expenses                                                     0.07
--------------------------------------------------------------------------------
Total Annual Operating Expenses(2)                                 0.72
--------------------------------------------------------------------------------

(1) Management fees have been restated to reflect the new fee schedule effective May 2, 2005.

(2) Through April 30, 2008, the advisor, the underwriter and the accounting agent have agreed to waive all or a portion of their respective fees and/or reimburse or pay operating expenses to the extent necessary to maintain the portfolio's total operating expenses at 0.72% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $74            $230           $401           $894
--------------------------------------------------------------------------------

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:


  Robert S. Janis
  Managing Director of Deutsche Asset
  Management and Portfolio Manager
  of the portfolio.
   o Joined Deutsche Asset Management and the portfolio in 2004.
   o Previously served as portfolio manager for 10 years at Credit Suisse Asset Management (or at its predecessor, Warburg Pincus Asset Management).
   o Over 20 years of investment industry experience.
   o BA, MBA, The Wharton School,
     University of Pennsylvania.

The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Small Cap Growth VIP -- Class A

Years Ended December 31,             2005     2004     2003     2002     2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of      $12.59   $11.34   $ 8.53   $12.80   $21.64
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income (loss)^a    (.06)    (.05)    (.04)    (.02)    (.02)
--------------------------------------------------------------------------------
   Net realized and unrealized        .95     1.30     2.85    (4.25)   (6.27)
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment              .89     1.25     2.81    (4.27)   (6.29)
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net realized gain on
   investment transactions             --       --       --       --    (2.52)
--------------------------------------------------------------------------------
   Return of capital                   --       --       --       --     (.03)
--------------------------------------------------------------------------------
   Total distributions                 --       --       --       --    (2.55)
--------------------------------------------------------------------------------
Net asset value, end of period     $13.48   $12.59   $11.34   $ 8.53   $12.80
--------------------------------------------------------------------------------
Total Return (%)                     7.07^b  11.02    32.94   (33.36)  (28.91)
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period             243      210      210      154      232
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses (%)                 .72      .71      .69      .71      .68
--------------------------------------------------------------------------------
Ratio of net investment              (.47)    (.47)    (.41)    (.24)    (.12)
income (loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)            94      117      123       68      143
--------------------------------------------------------------------------------

^a   Based on average shares outstanding during the period.

^b In 2005, the Portfolio realized a gain of $49,496 on the disposal of an investment not meeting the Portfolio's investment restrictions. This gain had no effect on the total return.

DWS Technology VIP

(formerly Scudder Technology Growth Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the technology sector. For purposes of the portfolio's 80% investment policy, companies in the technology sector must commit at least half of their assets to the technology sector or derive at least half of their revenues or net income from that sector. Examples of industries within the technology sector are semiconductors, software, telecom equipment, computer/hardware, IT services, the Internet and health technology. The portfolio may invest in companies of any size. In addition, the portfolio may invest up to 35% of its net assets in foreign securities.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, innovative products and services, sound financial strength and effective management, among other factors.

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

Top-down analysis. The managers consider the economic outlooks for various industries within the technology sector while looking for those that may benefit from changes in the overall business environment.

In addition, the managers use the support of a quantitative analytic group and its tools to attempt to actively manage the forecasted volatility risk of the portfolio as a whole as compared to funds with a similar investment objective, as well as appropriate benchmarks and peer groups. The managers may favor securities from different industries and companies within the technology sector at different times.

The managers will normally sell a stock when the managers believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting its emphasis on a given technology industry.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures and options, including sales of covered put and call options. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the technology sector of the stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Non-Diversification Risk. The portfolio is classified as "non-diversified." This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the portfolio invested in a larger number of issuers.

Concentration Risk. The portfolio concentrates its investments in the group of industries constituting the technology sector. As a result, factors affecting this sector, such as market price movements, market saturation and rapid product obsolescence will have a significant impact on the portfolio's performance. Additionally, many technology companies are smaller companies that may have limited business lines and financial resources, making them highly vulnerable to business and economic risks.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a function of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

o  growth stocks may be out of favor for certain periods.

This portfolio is designed for investors who who can accept above-average risks and are interested in exposure to a sector that offers attractive long-term growth potential.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index and another relevant index (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

               -21.57     -32.39     -35.52      46.84       1.92       3.74
--------------------------------------------------------------------------------
                2000       2001       2002        2003       2004       2005
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 28.57%, Q4 2001                   Worst Quarter: -33.64%, Q3 2001

2006 Total Return as of March 31: 2.04%


Average Annual Total Returns (%) as of 12/31/2005

                            1 Year           5 Years         Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class A        3.74              -7.54               -0.90
--------------------------------------------------------------------------------
Index 1                     5.26              -3.58               -3.14
--------------------------------------------------------------------------------
Index 2                     2.03              -7.14               -5.03
--------------------------------------------------------------------------------

Index 1: The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values.

Index 2: The Goldman Sachs Technology Index is a modified capitalization-weighted index composed of companies involved in the technology industry.

*    Since 5/1/99. Index comparisons begin 4/30/99.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                        Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.11
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    0.86
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $88            $274           $477          $1,061
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:


Kelly P. Davis                            Brian S. Peters, CFA
Vice President of Deutsche Asset          Vice President of Deutsche Asset
Management and Lead                       Management and Portfolio Manager of
Portfolio Manager of the portfolio.       the portfolio.
 o Joined Deutsche Asset Management        o Joined Deutsche Asset Management
   in 2003 after eight years                 in 1999 and the
   of experience with semiconductors         portfolio in 2005.
   as an associate analyst in              o Prior to joining the portfolio,
   Equities Research with Credit             portfolio manager for Global
   Suisse First Boston, team leader          Equity: London, global equity
   in applications engineering at            analyst for industrials sector,
   Advanced Micro Devices, and               and portfolio analyst for
   in technical roles at Interactive         international institutional
   Silicon, Motorola, Inc. and               accounts.
   Tellabs Operations, Inc.                o BA, University of Alabama,
 o Joined the portfolio in 2005.             Birmingham.
 o BS, Purdue University; MBA,
   University of California, Berkeley.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Technology VIP -- Class A

Years Ended December 31,             2005     2004     2003     2002     2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of      $ 9.01   $ 8.84   $ 6.02   $ 9.36   $13.87
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income (loss)^a    (.03)     .04     (.04)    (.03)     .01
--------------------------------------------------------------------------------
   Net realized and unrealized        .36      .13     2.86    (3.30)   (4.50)
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment              .33      .17     2.82    (3.33)   (4.49)
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income             (.04)      --       --     (.01)    (.02)
--------------------------------------------------------------------------------
Net asset value, end of period     $ 9.30   $ 9.01   $ 8.84   $ 6.02   $ 9.36
--------------------------------------------------------------------------------
Total Return (%)                     3.74     1.92    46.84   (35.52)  (32.39)
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period             199      230      257      219      351
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses (%)                 .86      .83      .86      .80      .81
--------------------------------------------------------------------------------
Ratio of net investment income (%)   (.36)     .43     (.50)    (.37)     .12
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           135      112       66       64       56
--------------------------------------------------------------------------------

^a    Based on average shares outstanding during the period.

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o The portfolios may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

o The advisor or a portfolio's subadvisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest. For Scudder Money Market Portfolio, such determination will be made pursuant to procedures adopted by the Board.

Each portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until a portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The portfolios' Statement of Additional Information includes a description of each portfolio's policies and procedures with respect to the disclosure of a portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Investment Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, or its subadvisors make the portfolios' investment decisions, buy and sell securities for the portfolios and conduct research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM or a subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Each portfolio's shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustees' approval of each portfolio's investment management agreement and, as applicable, subadvisory agreement (see "Shareholder reports" on the back cover).

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio during the most recent fiscal year, as a percentage of each portfolio's average daily net assets:

Portfolio Name                                       Fee Paid
--------------------------------------------------------------------------------
DWS Balanced VIP*                                     0.47%
--------------------------------------------------------------------------------
DWS Core Fixed Income VIP                             0.60%
--------------------------------------------------------------------------------
DWS Dreman Small Cap Value VIP                        0.75%
--------------------------------------------------------------------------------
DWS Government & Agency Securities VIP                0.55%
--------------------------------------------------------------------------------
DWS High Income VIP                                   0.60%
--------------------------------------------------------------------------------
DWS Money Market VIP                                  0.46%
--------------------------------------------------------------------------------
DWS Small Cap Growth VIP                              0.65%
--------------------------------------------------------------------------------
DWS Technology VIP                                    0.75%
--------------------------------------------------------------------------------

* Reflecting the effect of expense limitations and/or fee waivers then in effect.


Portfolio Subadvisors

Subadvisor for DWS Core Fixed Income VIP

Pursuant to an investment subadvisory agreement between the advisor and Aberdeen Asset Management Inc. ("AAMI"), a US registered investment advisor, AAMI acts as a subadvisor for the portfolio. AAMI provides a full range of international investment advisory services to institutional and retail clients. AAMI is a direct, wholly owned subsidiary of Aberdeen Asset Management PLC, the parent company of an asset management group formed in 1983. AAMI's principal business address is 1735 Market Street, Philadelphia, PA 19103. DeIM pays a fee to AAMI for acting as subadvisor to DWS Core Fixed Income VIP.

Subadvisor for DWS Dreman Small Cap Value VIP

Dreman Value Management L.L.C., 520 East Cooper Avenue, Aspen, Colorado, is the subadvisor to DWS Dreman Small Cap Value VIP and receives a fee for its services from DeIM. Founded in 1977, Dreman Value Management L.L.C. currently manages over $11 billion in assets. DeIM pays a fee to Dreman Value Management L.L.C. for acting as subadvisor to DWS Dreman Small Cap Value VIP.

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

       DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

       Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws
       (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_ settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

--------------------------------------------------------------------------------
Your Investment in the Portfolios


The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.


Policies about transactions

The information in this prospectus applies to Class B shares of each portfolio. Class B shares are offered at net asset value and are subject to a 12b-1 fee. Each portfolio has another class of shares which is offered separately.

Technically, the shareholders of DWS Variable Series II (which includes the portfolios just described) are the participating insurance companies (the "insurance companies") that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolios do not sell shares directly to the public. The portfolios sell shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to a portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolios, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of a portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than a portfolio and have different expense ratios than the portfolios. As a result, the performance of a portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in that portfolio.

The portfolios have a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolios will ask for its name, address and other information that will allow a portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, a portfolio might request additional information (for instance, a portfolio would ask for documents such as the insurance company's articles of incorporation) to help a portfolio verify the insurance company's identity.

A portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

Since DWS Money Market VIP will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), that portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that DWS Money Market VIP receives investable funds.

A portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, DWS Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the financial advisor's recommendation of a portfolio.

Buying and Selling Shares

Each portfolio is open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolios continuously sell shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in a portfolio. Each insurance company submits purchase and redemption orders to a portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day a portfolio is open for business.

o Unless otherwise instructed, a portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolios do not issue share certificates.

o The portfolios reserve the right to reject purchases of shares for any reason.

o The portfolios reserve the right to withdraw or suspend the offering of shares at any time.

o The portfolios reserve the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its securities or pricing its shares.

o The portfolios may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of a portfolio, they are deemed to be in a portfolio's best interest or when a portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolios may close and liquidate an account if a portfolio is unable to verify provided information, or for other reasons; if a portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of a portfolio's shareholders.

o Currently, the Board of Trustees of DWS Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to each portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolios (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for portfolios investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a portfolio (e.g., "time zone arbitrage").

The portfolios discourage short-term and excessive trading. The portfolios will take steps to detect and deter short-term and excessive trading pursuant to each portfolio's policies as described in this prospectus and approved by the Board.

Each portfolio's policies include:

o each portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to a portfolio; and

o each portfolio has adopted certain fair valuation practices reasonably designed to protect a portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a portfolio. (See "How the Portfolios Calculate Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to a portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolios reserve the right to terminate a separate account's ability to invest in the portfolios if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of each portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of a portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in that portfolio. It is important to note that the advisor and the portfolios do not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in a portfolio.

The portfolios' policies and procedures may be modified or terminated at any time.

Since DWS Money Market VIP holds short-term instruments and is intended to provide liquidity to shareholders, the advisor does not monitor or limit short-term and excessive trading activity in this portfolio and, accordingly, the Board has not approved any policies and procedures designed to limit this activity. However, the portfolio reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the advisor, there appears to be a pattern of short-term and excessive trading by an investor in other DWS funds.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to a portfolio. Contract owners should contact their insurance company to effect transactions in a portfolio.

How the Portfolios Calculate Share Price

To calculate net asset value per share, or NAV, each portfolio uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
             --------------------------------------------   =  NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for each portfolio is the NAV.

For DWS Money Market VIP, the share price, or NAV, is normally $1.00 calculated using amortized cost value (the method used by most money market funds).

Except with DWS Money Market VIP, we typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolios' Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be a portfolio's use of fair value pricing. This is intended to reduce a portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.

Distributions

DWS Money Market VIP intends to declare its net investment income as a dividend daily and distribute dividends monthly. All other portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, annually. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of a portfolio's share.

The discussion above is generally based on the assumption that shares of a portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

A portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

                                    This page
                                  intentionally
                                   left blank.

--------------------------------------------------------------------------------
To Get More Information


Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and a portfolio's performance. They also have detailed performance figures, a list of everything each portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 778-1482, or contact DWS Scudder at the address listed below. The portfolios' SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each portfolio, including each portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.


DWS Scudder Distributors, Inc.               SEC

222 South Riverside Plaza                    100 F Street, N.E.
Chicago, IL 60606-5808                       Washington, D.C. 20549-2001
(800) 778-1482                               (202) 551-5850

                                             www.sec.gov

                                             SEC File #
--------------------------------------------------------------------------------
DWS Variable Series II                       811-5002
--------------------------------------------------------------------------------

                                  MAY 1, 2006




                                   PROSPECTUS



                             DWS VARIABLE SERIES II
                      (formerly Scudder Variable Series II)





                                 CLASS A SHARES




===========================================================================================

DWS Balanced VIP                             DWS International Select Equity VIP
(formerly Scudder Total Return Portfolio)    (formerly Scudder International Select Equity
                                             Portfolio)
DWS Government & Agency Securities VIP
(formerly Scudder Government & Agency        DWS Money Market VIP
Securities Portfolio)                        (formerly Scudder Money Market Portfolio)

DWS High Income VIP                          DWS Small Cap Growth VIP
(formerly Scudder High Income Portfolio)     (formerly Scudder Small Cap Growth Portfolio)



This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.


The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.





                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

-----------------------------------------------------------------------------------------------------
Table of Contents


How the Portfolios Work                                              Your Investment in
                                                                     the Portfolios

 3  DWS Balanced VIP             26  DWS Money Market VIP            39  Buying and Selling Shares

10  DWS Government & Agency      30  DWS Small Cap Growth VIP        41  How the Portfolios Calculate
    Securities VIP                                                       Share Price
                                 35  Other Policies and Risks
15  DWS High Income VIP                                              41  Distributions
                                 35  Investment Advisor
21  DWS International Select                                         42  Taxes
    Equity VIP



How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolios is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS Balanced VIP

(formerly Scudder Total Return Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks high total return, a combination of income and capital appreciation.

The portfolio follows a flexible investment program, investing in a mix of growth and value stocks of large and small capitalization companies and bonds. The investment advisor employs a team approach to allocate the portfolio's assets among the various asset classes.

The portfolio can buy many types of securities, among them common stocks, convertible securities, corporate bonds, US government bonds, mortgage- and asset-backed securities and certain derivatives. The portfolio normally invests approximately 60% of its net assets in common stocks and other equity securities and approximately 40% of its net assets in fixed-income securities, including lower-quality debt securities. These percentages will fluctuate in response to changing market conditions, but the portfolio will at all times invest at least 25% of net assets in fixed-income senior securities. Generally, most securities are from US issuers, but the portfolio may invest up to 25% of total assets in foreign securities.

The investment advisor regularly reviews the portfolio's investment allocations and will vary them to favor asset classes that, in their judgment, provide the most favorable return outlook consistent with the portfolio's investment objective. In deciding how to allocate the portfolio's assets, the advisor will evaluate projections of risk, market and economic conditions, volatility, yields and expected returns.

The advisor follows specific strategies in selecting equity and fixed securities for the portfolio.

Equity securities in the portfolio generally include "growth" stocks as well as "value" stocks and normally include stocks of both small and large capitalization companies.

Growth Stocks. In choosing these securities, the investment advisor primarily invests in US companies that it believes offer the potential for sustainable growth of revenue or earnings and whose market values appear reasonable in light of their business prospects. The advisor focuses on high quality growth companies that are leaders or potential leaders in their respective industries. The advisor conducts in-depth company research, examining, among other factors, relative growth rates, innovation, regional and global exposure and management.

Value Stocks. When selecting value stocks, the investment advisor begins by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The advisor then compares a company's stock price to its book value, cash flow and yield, and analyzes individual companies to identify those that are financially sound and appear to have strong potential for long-term growth, but are out of favor with the market.

Small Company Stocks. In selecting stocks of small companies, a quantitative stock valuation model compares each company's stock price to the company's earnings, book value, sales and other measures of performance potential. The advisor also looks for factors that may signal a rebound for a company, whether through a recovery in its markets, a change in business strategy or other factors.

The advisor believes that by combining techniques used by fundamental value investors with extensive growth and earnings analysis it can minimize investment style bias and ultimately produce a "pure" stock selection process that seeks to add value in any market environment. The advisor also incorporates technical analysis to capture short-term price changes and evaluate the market's responsiveness to new information.

The fixed income portion of the portfolio may include both investment grade and lower-quality debt securities, and may include securities of both US and non-US (including emerging market) issuers. The portfolio may also seek bond market and currency exposure through derivative instruments.

US Investment Grade Securities. In selecting these securities for investment, the investment advisor typically:

o assigns a relative value to each bond, based on creditworthiness, cash flow and price;

o determines the value of each issue by examining the issuer's credit quality, debt structure, option value and liquidity risks. The advisor looks to take advantage of any inefficiencies between this value and market trading price;

o uses credit analysis to determine the issuer's ability to fulfill its contracts; and

o determines sector weights based on a combination of long-term strategic targets resulting from quantitative risk/return analysis and shorter term adjustments based on the advisor's current market outlook.

The advisor generally sells these securities when they reach their target price or when there is a negative change in their outlook relative to the other securities held by the portfolio. Bonds may also be sold to facilitate the purchase of an issue with more attractive risk/return characteristics.

High Yield Securities. In selecting these securities for investment, the investment advisor:

o analyzes economic conditions for improving or undervalued sectors and industries;

o uses independent credit research and on-site management visits to evaluate individual issuer's debt service, growth rate, and both downgrade and upgrade potential;

o  assesses new issues versus secondary market opportunities; and

o seeks issues within attractive industry sectors and with strong long-term fundamentals and improving credits.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Derivatives. The portfolio invests in various instruments commonly known as "derivatives," which are contracts whose value is based on, for example, indices, currencies or securities. The portfolio primarily uses futures, options, forward currency transactions and swaps. The investment advisor may use derivatives in circumstances where the advisor believes they offer a more efficient means of gaining exposure to a particular asset class or market. The portfolio may also invest in derivatives to maintain a high level of liquidity to meet shareholder redemptions or other needs while maintaining exposure to the market.

The portfolio uses derivatives in the income portion of its portfolio to shift investment weightings among global and currency markets in an effort to capture short- and medium-term market movements. The portfolio uses these techniques to generate income and enhance returns.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Other Investments

Normally, the portfolio's bond component consists mainly of investment-grade bonds (those in the top four grades of credit quality). However, the portfolio could invest up to 35% of its total assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and typically will have higher volatility and risk of default.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the advisor may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of junk bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Small Company Capitalization Risk. Small company stocks tend to experience steeper price fluctuations -- down as well as up -- than the stocks of larger companies. A shortage of reliable information -- the same information gap that creates opportunity -- can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company's shares.

Foreign Investment Risk. To the extent that the portfolio holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the portfolio's investments or prevent the portfolio from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets, so to the extent the portfolio invests in emerging markets, it takes on greater risks. Finally, the currency of the country in which the portfolio has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of securities, geographical trends or other matters;

o the advisor measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, judged by the advisor to be of equivalent quality. In addition, the advisor applies its own credit quality standards to evaluate securities. If a security's credit quality declines, the advisor will decide what to do with the security, based on the circumstances and its assessment of what would benefit shareholders most; and

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio is designed for investors interested in asset class diversification in a single portfolio that invests in a mix of stocks and bonds.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

   16.76       19.96      15.14       14.81      -2.63      -6.09      -15.17      18.10       6.64       4.30
-------------------------------------------------------------------------------------------------------------------
    1996        1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 13.32%, Q2 1997                   Worst Quarter: -9.91%, Q2 2002

2006 Total Return as of March 31:  3.12%

Average Annual Total Returns (%) as of 12/31/2005

                           1 Year               5 Years                 10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A        4.30                  0.91                     6.55
--------------------------------------------------------------------------------
Index 1                     4.91                  0.54                     9.07
--------------------------------------------------------------------------------
Index 2                     2.43                  5.87                     6.16
--------------------------------------------------------------------------------

Index 1: The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index: 2 The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate issues and mortgage securities.

Total returns would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                        Class A
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee(1)                                                  0.45%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses(2)                                 0.51
--------------------------------------------------------------------------------

(1)  Restated to reflect a new management fee schedule effective May 2, 2005.

(2) Through April 30, 2008, the advisor, the underwriter and the accounting agent have agreed to waive all or a portion of their respective fees and/or reimburse or pay operating expenses to the extent necessary to maintain the portfolio's total operating expenses at 0.51% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares             $52            $164           $285           $640
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of portfolio managers across a range of investment strategies. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio for their investment strategy, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:


Andrew P. Cestone          Inna Okounkova             Julie M. Van Cleave, CFA
Managing Director of       Director of Deutsche       Managing Director of
Deutsche Asset             Asset Management and       Deutsche Asset
Management and Portfolio   Portfolio Manager of       Management
Manager of the portfolio.  the portfolio.             and Portfolio Manager
 o Joined Deutsche          o Joined Deutsche         of the portfolio.
   Asset Management           Asset Management         o Joined Deutsche
   in 1998                    in 1999 as a               Asset Management
   and the portfolio in       quantitative               and the
   2002.                      analyst, becoming          portfolio in 2002.
 o Head of High Yield.        an associate             o Head of Large Cap
 o Previous experience        portfolio manager          Growth Portfolio
   includes five years        in 2001.                   Selection Team.
   as an investment         o Global Asset             o Previous experience
   analyst at Phoenix         Allocation                 includes 18 years
   Investment Partners        portfolio manager:         of investment
   and as a credit            New York.                  industry experience
   officer in the           o Joined the                 at Mason Street
   asset-based lending        portfolio in 2005.         Advisors, as
   group at Fleet           o BS, MS, Moscow             Managing Director
   Financial Group.           State University;          and team leader for
 o BA, University of          MBA, University of         the large cap
   Vermont.                   Chicago.                   investment team.
                                                       o BBA, MBA,
William Chepolis, CFA      Thomas F. Sassi               University of
Managing Director of       Managing Director of          Wisconsin -- Madison.
Deutsche Asset             Deutsche Asset
Management and Portfolio   Management                 Robert Wang
Manager of the portfolio.  and Portfolio Manager      Managing Director of
 o Joined Deutsche         of the portfolio.          Deutsche Asset
   Asset Management in      o Joined Deutsche         Management and
   1998 after 13 years        Asset Management        Portfolio Manager of
   of experience as           in 1996                 the portfolio.
   vice president             and the portfolio        o Joined Deutsche
   and portfolio              in 2004.                   Asset Management in
   manager for Norwest      o Over 33 years of           1995 as a senior
   Bank where                 investment industry        fixed income
   he managed the             experience.                portfolio manager
   bank's fixed income      o BBA, MBA, Hofstra          after 13 years of
   and foreign exchange       University.                experience at
   portfolios.                                           J.P. Morgan & Co.
 o Senior Portfolio                                      trading fixed
   Manager for Mortgage                                  income, derivatives
   Backed Securities:                                    and foreign
   New York.                                             exchange products.
 o Joined the portfolio                                o Global Asset
   in 2005.                                              Allocation senior
 o BIS, University of                                    portfolio manager:
   Minnesota.                                            New York.
                                                       o Joined the
                                                         portfolio in 2005.
                                                       o BS, The Wharton
                                                         School, University
                                                         of Pennsylvania.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Balanced VIP -- Class A

To Be Updated.

Years Ended December 31,             2005     2004     2003      2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $22.37    $21.32   $18.66    $22.57   $25.91
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income (loss)^b     .59      .47      .37       .47      .61
--------------------------------------------------------------------------------
   Net realized and unrealized        .34      .93     2.90     (3.81)   (2.20)
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment              .93     1.40     3.27     (3.34)   (1.59)
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income             (.55)    (.35)    (.61)     (.57)    (.80)
--------------------------------------------------------------------------------
   Net realized gain on                --       --       --        --     (.95)
   investment transactions
--------------------------------------------------------------------------------
   Total distributions               (.55)    (.35)    (.61)     (.57)   (1.75)
--------------------------------------------------------------------------------
Net asset value, end of period     $22.75    $22.37  $21.32    $18.66   $22.57
--------------------------------------------------------------------------------
Total Return (%)                     4.30^c   6.64    18.10    (15.17)   (6.09)
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period             653      622      667       640      861
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense      .55      .59      .59       .58      .58
reduction (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense       .53      .59      .59       .58      .58
reduction (%)
--------------------------------------------------------------------------------
Ratio of net investment income (%)   2.66     2.18     1.88      2.32     2.63
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           121^d    131^d    102^d     140      115
--------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities.

^b    Based on average shares outstanding during the period.

^c    Total return would have been lower had certain expenses not been reduced.

^d The portfolio turnover rate including mortgage dollar roll transactions was 122%, 140% and 108% for the periods ended December 31, 2005, December 31, 2004 and December 31, 2003, respectively.

DWS Government & Agency Securities VIP

(formerly Scudder Government & Agency Securities Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks high current income consistent with preservation of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities. US government-related debt instruments in which the portfolio may invest include:

o  direct obligations of the US Treasury;

o securities such as Ginnie Maes which are mortgage-backed securities issued and guaranteed by the Government National Mortgage Association (GNMA) and supported by the full faith and credit of the United States; and

o securities issued or guaranteed, as to their payment of principal and interest, by US government agencies or government sponsored entities, some of which may be supported only by the credit of the issuer.

The portfolio normally invests all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities, except the portfolio may invest up to 10% of its net assets in cash equivalents, such as money market funds, and short-term bond funds. These securities may not be issued or guaranteed by the US government, its agencies or instrumentalities. The portfolio may use derivative instruments as described in "Other Investments."

In deciding which types of government bonds to buy and sell, the portfolio manager first considers the relative attractiveness of Treasuries compared to other US government and agency securities and determine allocations for each. His decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, the manager reviews each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use specialized analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

The manager may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on his outlook for interest rates.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Credit Quality Policies

This portfolio normally invests substantially all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.

Other Investments

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio focuses its investments on mortgage-related securities, it is more vulnerable to both of these risks.

Agency Risk. Some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality while other government securities have an additional line of credit with the US Treasury. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. The full faith and credit guarantee of the US government doesn't protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Another factor that could affect performance is:

o the manager could be incorrect in his analysis of economic trends, the relative attractiveness of different securities or other matters.

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by US government securities.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

    2.56        8.96       7.03       0.68       10.93       7.48       8.05        2.26       3.75       2.57
-------------------------------------------------------------------------------------------------------------------
    1996        1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 4.13%, Q3 2001                    Worst Quarter: -1.99%, Q1 1996

2006 Total Return as of March 31: -0.16%

Average Annual Total Returns (%) as of 12/31/2005

                      1 Year             5 Years                     10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A    2.57               4.80                        5.38
--------------------------------------------------------------------------------
Index                   3.21               5.43                        6.19
--------------------------------------------------------------------------------

Index: The Lehman Brothers GNMA Index is an unmanaged market value-weighted measure of all fixed rate securities backed by mortgage pools of the Government National Mortgage Association.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.55%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.08
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    0.63
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares          $64            $202           $351           $786
--------------------------------------------------------------------------------

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

William Chepolis, CFA
Managing Director of Deutsche Asset
Management
and Portfolio Manager of the portfolio.
 o Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.
 o Senior Portfolio Manager for Mortgage Backed Securities: New York.
 o Joined the portfolio in 2002.
 o BIS, University of Minnesota.

The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Government & Agency Securities VIP -- Class A

To Be Updated.

Years Ended December 31,            2005     2004     2003      2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $12.55   $12.54   $12.84    $12.32   $11.96
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income^b           .51      .44      .31       .62      .61
--------------------------------------------------------------------------------
   Net realized and unrealized      (.20)     .03     (.04)      .35      .25
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment             .31      .47      .27       .97      .86
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income            (.50)    (.35)    (.35)     (.45)    (.50)
--------------------------------------------------------------------------------
   Net realized gain on             (.10)    (.11)    (.22)       --       --
   investment transactions
--------------------------------------------------------------------------------
   Total distributions              (.60)    (.46)    (.57)     (.45)    (.50)
--------------------------------------------------------------------------------
Net asset value, end of period    $12.26   $12.55   $12.54    $12.84   $12.32
--------------------------------------------------------------------------------
Total Return (%)                    2.57^e   3.75^d   2.26      8.05     7.48
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period            243      280      347       551      305
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses (%)                .63      .61      .61       .59      .60
--------------------------------------------------------------------------------
Ratio of net investment income (%)  4.17     3.59     2.50      4.96     5.06
--------------------------------------------------------------------------------
Portfolio turnover rate (%)          191^c    226^c    511^c     534^c    334
--------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities.

^b    Based on average shares outstanding during the period.

^c The portfolio turnover rate including mortgage dollar roll transactions was 325%, 391%, 536% and 651% for the periods ended December 31, 2005, December 31, 2004, December 31, 2003 and December 31, 2002, respectively.

^d Reimbursement of $2,420 due to disposal of investments in violation of restrictions had no effect on total return.

^e Reimbursement of $234 due to disposal of investments in violation of restrictions had no effect on total return.

DWS High Income VIP

(formerly Scudder High Income Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks to provide a high level of current income.

Under normal circumstances, this portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields, have higher volatility and higher risk of default on payments of interest or principal. The portfolio may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers.

The portfolio manager focuses on cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. The manager uses an active process which emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment-grade fixed income securities (junk bonds).

The investment process involves using primarily a "bottom-up" approach by using relative value and fundamental analysis to select the best securities within each industry, and a top-down approach to assess the overall risk and return in the market and which considers macro trends in the economy. To select securities or investments, the portfolio manager:

o analyzes economic conditions for improving or undervalued sectors and industries;

o uses independent credit research and on-site management visits to evaluate individual issuers' debt service, growth rate, and both downgrade and upgrade potential;

o  assesses new issues versus secondary market opportunities; and

o seeks issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.

Portfolio Maturity. The portfolio manager intends to maintain a dollar-weighted effective average portfolio maturity of seven to ten years. The portfolio's average portfolio maturity may vary and may be shortened by certain of the portfolio's securities which have floating or variable interest rates or include put features that provide the portfolio the right to sell the security at face value prior to maturity. Subject to its portfolio maturity policy, the portfolio may purchase individual securities with any stated maturity.

The dollar-weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to, prepayment patterns, call dates and put features. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Other Investments

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Another factor that could affect performance is:

o the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different securities, geographical trends or other matters.

Investors who seek high current income and can accept risk of loss of principal may be interested in this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


   14.06       11.61       1.45       2.15       -8.68       2.63       -0.30      24.62      12.42       3.89
-------------------------------------------------------------------------------------------------------------------
    1996        1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 8.59%, Q2 2003                    Worst Quarter: -6.66%, Q3 1998

2006 Total Return as of March 31: 2.43%

Average Annual Total Returns (%) as of 12/31/2005

                         1 Year            5 Years            10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A     3.89                8.29                6.02
--------------------------------------------------------------------------------
Index                    2.26                9.83                7.13
--------------------------------------------------------------------------------

Index: The Credit Suisse High Yield Index is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield market.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                        Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.60%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.10
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    0.70
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares               $72            $224           $390           $871
--------------------------------------------------------------------------------


The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

  Andrew P. Cestone
  Managing Director of Deutsche Asset Management and
  Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1998 and the portfolio in 2002.
   o Head of High Yield.
   o Previous experience includes five years as an investment analyst at Phoenix Investment Partners and as a credit officer in the asset-based lending group at Fleet Financial Group.
   o BA, University of Vermont.

The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS High Income VIP -- Class A

Years Ended December 31,            2005     2004     2003      2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $ 8.78   $ 8.43   $ 7.40    $ 8.13   $ 9.16
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income^b           .68      .67      .67       .75      .84
--------------------------------------------------------------------------------
   Net realized and unrealized      (.38)     .31     1.03      (.74)    (.59)
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment             .30      .98     1.70       .01      .25
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income            (.85)    (.63)    (.67)     (.74)   (1.28)
--------------------------------------------------------------------------------
Net asset value, end of period    $ 8.23   $ 8.78   $ 8.43    $ 7.40   $ 8.13
--------------------------------------------------------------------------------
Total Return (%)                    3.89    12.42    24.62      (.30)    2.63
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period            344      393      413       329      335
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses (%)                .70      .66      .67       .66      .70
--------------------------------------------------------------------------------
Ratio of net investment income (%)  8.27     8.11     8.62     10.07     9.89
--------------------------------------------------------------------------------
Portfolio turnover rate (%)          100      162      165       138       77
--------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities.

^b   Based on average shares outstanding during the period.

DWS International Select Equity VIP

(formerly Scudder International Select Equity Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities and other securities with equity characteristics.

The portfolio primarily invests in the countries that make up the MSCI EAFE(R) Index. The MSCI EAFE(R) Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. At least 50% of the portfolio's assets will be invested in securities that are represented in the MSCI EAFE(R) Index. However, the portfolio may invest up to 50% of its total assets in non-Index securities of companies located in the countries that make up the Index. Under normal market conditions, the portfolio invests in securities of issuers with a minimum market capitalization of $500 million.

The portfolio manager seeks to identify a focused list of approximately 35 to 50 companies that offer, in his opinion, the greatest upside potential on a rolling 12-month view. The portfolio manager uses an entirely bottom-up approach, with no active allocation among countries, regions or industries.

The portfolio manager's process begins with a broad universe of equity securities of issuers located in the countries that make up the MSCI EAFE(R) Index. The universe includes all securities in the Index and a large number of securities not included in the Index but whose issuers are located in the countries that make up the Index.

Teams of analysts worldwide screen the companies in the universe to identify those with high and sustainable return on capital and long-term prospects for growth. The portfolio manager focuses on companies with real cash flow on investment rather than published earnings. The research teams rely on information gleaned from a variety of sources and perspectives, including broad trends such as lifestyle and technological changes, industry cycles and regulatory changes, quantitative screening and individual company analysis.

Based on this fundamental research, the portfolio manager sets a target price objective (the portfolio manager's opinion of the intrinsic value of the security) for each security and rank the securities based on these target price objectives. The portfolio manager applies a strict buy and sell strategy. The top 35 to 50 stocks in the ranking are purchased for the portfolio. Stocks are sold when they meet their target price objectives or when the portfolio manager revises price objectives downward. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

The portfolio may also invest up to 20% of its assets in cash equivalents, US investment grade fixed income securities and US stocks and other equities. The portfolio may invest a portion of its assets in companies located in countries with emerging markets. These countries are generally located in Latin America, the Middle East, Eastern Europe, Asia and Africa. Typically, the portfolio will not hold more than 15% of its net assets in emerging markets.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio manager may use these and other types of derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, and the portfolio may not be able to get attractive prices for them.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the manager's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Futures and Options. Although not one of its principal investment strategies, the portfolio may invest in futures and options, which are types of derivatives. Risks associated with derivatives include:

o the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

o derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

o the risk that the portfolio cannot sell the derivative because of an illiquid secondary market; and

o futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

This portfolio may appeal to investors who are seeking high capital appreciation and are willing to accept the risks of investing in the stocks of foreign companies.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy than the portfolio or Scudder International Research Portfolio. Performance would have been different if the portfolio's current policies had been in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

   16.49        9.46      10.02       45.71      -20.49     -24.43     -13.48      29.83      18.25       14.51
-------------------------------------------------------------------------------------------------------------------
    1996        1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 31.03%, Q4 1999                   Worst Quarter: -17.32%, Q3 1998

2006 Total Return as of March 31: 11.48%

Average Annual Total Returns (%) as of 12/31/2005

                                 1 Year           5 Years        10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A             14.51            2.82            6.45
--------------------------------------------------------------------------------
Index 1                          16.41            6.40            6.38
--------------------------------------------------------------------------------
Index 2                          13.54            4.55            5.84
--------------------------------------------------------------------------------

Index 1: The MSCI EAFE + EMF Index (Morgan Stanley Capital International Europe, Australasia, Far East and Emerging Market Free Index) is an unmanaged index generally accepted as a benchmark for performance of major overseas markets, plus emerging markets.

Index 2: The MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia, Far East Index) is a generally accepted benchmark for performance of major overseas markets.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.12
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    0.87
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual portfolios. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares             $89            $278           $482          $1,073
--------------------------------------------------------------------------------

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

  Matthias Knerr, CFA
  Director, Deutsche Asset Management and Portfolio
  Manager of the portfolio.
  o Joined Deutsche Asset Management in 1995 and the portfolio in 2004.
  o Portfolio manager for EAFE Equities and Global
    Equities.
  o BS, Pennsylvania State University.

The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy than the portfolio or Scudder International Research Portfolio. Performance would have been different if the portfolio's current policies had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS International Select Equity VIP -- Class A

Years Ended December 31,            2005     2004     2003      2002     2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $11.91   $10.18   $ 7.96    $ 9.24   $14.73
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income (loss)^a    .20      .17      .10       .12      .05
--------------------------------------------------------------------------------
   Net realized and unrealized      1.48     1.67     2.23     (1.36)   (3.46)
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment            1.68     1.84     2.33     (1.24)   (3.41)
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income            (.34)    (.11)    (.11)     (.04)    (.10)
--------------------------------------------------------------------------------
   Net realized gain on               --       --       --        --    (1.98)
   investment transactions
--------------------------------------------------------------------------------
   Total distributions              (.34)    (.11)    (.11)     (.04)   (2.08)
--------------------------------------------------------------------------------
Net asset value, end of period    $13.25   $11.91   $10.18    $ 7.96   $ 9.24
--------------------------------------------------------------------------------
Total Return (%)                   14.51    18.25    29.83    (13.48)  (24.43)
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period            196      184      147       120      121
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses (%)                .87      .89      .94       .85      .92
--------------------------------------------------------------------------------
Ratio of net investment income (%)  1.59     1.58     1.17      1.46      .44
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           93       88      139       190      145
--------------------------------------------------------------------------------

^a    Based on average shares outstanding during the period.

DWS Money Market VIP

(formerly Scudder Money Market Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks maximum current income to the extent consistent with stability of principal.

The portfolio pursues its goal by investing exclusively in high quality short-term securities, as well as certain repurchase agreements that are backed by high-quality securities.

While the portfolio's advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments, including US Government obligations, can change in value when interest rates change or an issuer's creditworthiness changes.

The portfolio seeks to achieve its goal of current income by investing in high quality money market securities and maintaining a dollar-weighted average maturity of 90 days or less. The portfolio follows two policies designed to maintain a stable share price:

o Portfolio securities are denominated in US dollars and generally have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase.

o The portfolio buys US Government debt obligations, money market instruments and other debt obligations that at the time of purchase:

   - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

   - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

   -  are unrated, but are determined to be of similar quality by the advisor;
      or

   - have no short-term rating, but are rated in one of the top three highest long-term rating categories, or are determined to be of similar quality by the advisor.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Principal investments

The portfolio primarily invests in the following types of investments:

The portfolio may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate.

These include:

o Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper) and notes. Securities that do not satisfy the maturity restrictions for a money market portfolio may be specifically structured so that they are eligible investments for money market portfolios. For example, some securities have features which have the effect of shortening the security's maturity.

o US Government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US Government.

o Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

o Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The portfolio may buy securities from many types of issuers, including the US Government, corporations and municipalities. The portfolio may invest more than 25% of its net assets in government securities and instruments issued by domestic banks. For purposes of this 25% investment policy, domestic banks include US banks and certain US branches of foreign banks.

The portfolio may invest up to 10% of its total assets in other money market portfolios in accordance with applicable regulations.

Working in conjunction with a credit team, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.


The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the portfolio only buys high quality securities with minimal credit risk. Also, the portfolio only buys securities with remaining maturities of 397 days (approximately 13 months) or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US Government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market portfolios.

Repurchase Agreement Risk. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

o  it cannot sell the securities at the agreed-upon time and price; or

o  the securities lose value before they can be sold.

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Concentration Risk. Because the portfolio may invest more than 25% of its net assets in government securities and instruments issued by domestic banks, it may be vulnerable to setbacks in that industry. Banks are highly dependent on short-term interest rates and can be adversely affected by downturns in the US and foreign economies or changes in banking regulations.

Prepayment Risk. When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high yielding bond before it comes due, the portfolio may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the portfolio's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

This portfolio may be of interest to investors who want a broadly diversified money market fund.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares. The performance of the portfolio varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

    5.03        5.25       5.15       4.84        6.10       3.75       1.35        0.72       0.91       2.80
-------------------------------------------------------------------------------------------------------------------
    1996        1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 1.56%, Q3 2000                    Worst Quarter: 0.14%, Q3 2003

2006 Total Return as of March 31:  0.99%

Average Annual Total Returns (%) as of 12/31/2005

                         1 Year           5 Years                10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A       2.80            1.90                    3.57
--------------------------------------------------------------------------------

7-day yield as of December 31, 2005: 3.74%

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                        Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.46%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    0.52
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                  1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares            $53            $167           $291           $653
--------------------------------------------------------------------------------

The Portfolio Managers

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market portfolios.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Money Market VIP -- Class A

Years Ended December 31,             2005     2004     2003     2002     2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of      $1.000   $1.000   $1.000   $1.000   $1.000
period
--------------------------------------------------------------------------------
Income from investment operations:
   Net investment income             .028     .009     .007     .013     .037
--------------------------------------------------------------------------------
   Total from investment             .028     .009     .007     .013     .037
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income            (.028)   (.009)   (.007)   (.013)   (.037)
--------------------------------------------------------------------------------
Net asset value, end of period     $1.000   $1.000   $1.000    $1.000  $1.000
--------------------------------------------------------------------------------
Total Return (%)                     2.80      .91      .72     1.35     3.75
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period             235      241      326      570      671
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses (%)                 .52      .53      .54      .54      .55
--------------------------------------------------------------------------------
Ratio of net investment income (%)   2.77      .88      .73     1.35     3.39
--------------------------------------------------------------------------------

DWS Small Cap Growth VIP

(formerly Scudder Small Cap Growth Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of investors' capital. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000 Growth Index (as of March 31, 2006, the Russell 2000 Growth Index had a median market capitalization of $667 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

Using quantitative and qualitative screens, and extensive fundamental and field research, the manager looks for companies with strong valuations, exceptional management teams, strong current or potential competitive positioning in their respective industries, clean balance sheets, and attractive earnings growth, among other factors. The manager seeks to maintain a diversified portfolio of small cap growth equity holdings, generally investing across most sectors of the economy including the traditional growth-oriented sectors of information technology, health care and consumer products.

The manager generally looks for companies that they believe have potential for sustainable above-average earnings growth and whose market value appears reasonable in light of their business prospects.

The manager may favor different types of securities from different industries and companies at different times.

The manager will normally sell a stock when he believes its price has achieved and is unlikely to rise past the price target the team initially set at time of purchase and is unlikely to continue to rise, the stock's fundamental investment thesis no longer holds, the manager discovers a better opportunity within the same sector or if the stock's market capitalization begins to distort the weighted-average market capitalization of the overall portfolio.

Also, as companies in the portfolio exceed the market value of those in the Russell 2000 Growth Index, the portfolio may continue to hold their stock, but generally will not add to these holdings.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 25% of total assets in foreign securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures and options, including sales of covered put and call options. The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case the small company portion of the US stock market. When small company stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Growth Investing Risk. Since growth companies usually reinvest a large portion of earnings in their own businesses, growth stocks may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Small Company Risk. To the extent that the portfolio invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price than the stocks of larger companies. A shortage of reliable information, typical with small company investing, can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. In addition, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell. Finally, the valuation of such securities often depends on future expectations.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

o the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors who are looking to add the growth potential of small and mid-size companies or to diversify a large-cap growth portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

   28.04       34.20      18.37       34.56      -10.71     -28.91     -33.36      32.94      11.02       7.07
-------------------------------------------------------------------------------------------------------------------
    1996        1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 30.96%, Q4 1999                   Worst Quarter: -31.72%, Q3 2001

2006 Total Return as of March 31: 11.72%

Average Annual Total Returns (%) as of 12/31/2005

                            1 Year              5 Years            10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A         7.07                -5.63               6.23
--------------------------------------------------------------------------------
Index                        4.15                2.28                4.69
--------------------------------------------------------------------------------

Index: The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a higher price-to-book ratio and higher forecasted growth values.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                          Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee(1)                                                  0.65%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                    None
--------------------------------------------------------------------------------
Other Expenses                                                     0.07
--------------------------------------------------------------------------------
Total Annual Operating Expenses(2)                                 0.72
--------------------------------------------------------------------------------

(1) Management fees have been restated to reflect the new fee schedule effective May 2, 2005.

(2) Through April 30, 2008, the advisor, the underwriter and the accounting agent have agreed to waive all or a portion of their respective fees and/or reimburse or pay operating expenses to the extent necessary to maintain the portfolio's total operating expenses at 0.72% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $74            $230           $401           $894
--------------------------------------------------------------------------------

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:


  Robert S. Janis
  Managing Director of Deutsche Asset
  Management and Portfolio Manager
  of the portfolio.
   o Joined Deutsche Asset Management and the portfolio in 2004.
   o Previously served as portfolio manager for 10 years at Credit Suisse Asset Management (or at its predecessor, Warburg Pincus Asset Management).
   o Over 20 years of investment industry experience.
   o BA, MBA, The Wharton School,
     University of Pennsylvania.

The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Small Cap Growth VIP -- Class A

Years Ended December 31,             2005     2004     2003     2002     2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of      $12.59   $11.34   $ 8.53   $12.80   $21.64
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income (loss)^a    (.06)    (.05)    (.04)    (.02)    (.02)
--------------------------------------------------------------------------------
   Net realized and unrealized        .95     1.30     2.85    (4.25)   (6.27)
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment              .89     1.25     2.81    (4.27)   (6.29)
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net realized gain on
   investment transactions             --       --       --       --    (2.52)
--------------------------------------------------------------------------------
   Return of capital                   --       --       --       --     (.03)
--------------------------------------------------------------------------------
   Total distributions                 --       --       --       --    (2.55)
--------------------------------------------------------------------------------
Net asset value, end of period     $13.48   $12.59   $11.34   $ 8.53   $12.80
--------------------------------------------------------------------------------
Total Return (%)                     7.07^b  11.02    32.94   (33.36)  (28.91)
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period             243      210      210      154      232
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses (%)                 .72      .71      .69      .71      .68
--------------------------------------------------------------------------------
Ratio of net investment              (.47)    (.47)    (.41)    (.24)    (.12)
income (loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)            94      117      123       68      143
--------------------------------------------------------------------------------

^a   Based on average shares outstanding during the period.

^b In 2005, the Portfolio realized a gain of $49,496 on the disposal of an investment not meeting the Portfolio's investment restrictions. This gain had no effect on the total return.

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o The portfolios may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

o The advisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor will determine whether selling it would be in the portfolio's best interest. For DWS Money Market VIP, such determination will be made pursuant to procedures adopted by the Board.

Each portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until a portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The portfolios' Statement of Additional Information includes a description of each portfolio's policies and procedures with respect to the disclosure of a portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Investment Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes the portfolios' investment decisions, buys and sells securities for the portfolios and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Each portfolio's shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustees' approval of each portfolio's investment management agreement, (see "Shareholder reports" on the back cover).

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio during the most recent fiscal year, as a percentage of each portfolio's average daily net assets:

Portfolio Name                                      Fee Paid
--------------------------------------------------------------------------------
DWS Balanced VIP*                                     0.47%
--------------------------------------------------------------------------------
DWS Government & Agency Securities VIP                0.55%
--------------------------------------------------------------------------------
DWS High Income VIP                                   0.60%
--------------------------------------------------------------------------------
DWS International Select Equity VIP                   0.75%
--------------------------------------------------------------------------------
DWS Small Cap Growth VIP                              0.65%
--------------------------------------------------------------------------------
DWS Strategic Income VIP                              0.65%
--------------------------------------------------------------------------------

* Reflecting the effect of expense limitations and/or fee waivers then in effect.

Market timing related regulatory and litigation matters Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

            DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

            Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

--------------------------------------------------------------------------------
Your Investment in the Portfolios

The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.


Policies about transactions

The information in this prospectus applies to Class A shares of each portfolio. Class A shares are offered at net asset value. Each portfolio has another class of shares which is offered separately.

Technically, the shareholders of DWS Variable Series II (which includes the portfolios just described) are the participating insurance companies (the "insurance companies") that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolios do not sell shares directly to the public. The portfolios sell shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to a portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolios, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of a portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than a portfolio and have different expense ratios than the portfolios. As a result, the performance of a portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in that portfolio.

The portfolios have a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolios will ask for its name, address and other information that will allow a portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, a portfolio might request additional information (for instance, a portfolio would ask for documents such as the insurance company's articles of incorporation) to help a portfolio verify the insurance company's identity.

A portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

Since DWS Money Market VIP will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), that portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that DWS Money Market VIP receives investable funds.

A portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, DWS Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the financial advisor's recommendation of a portfolio.

Buying and Selling Shares

Each portfolio is open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolios continuously sell shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in a portfolio. Each insurance company submits purchase and redemption orders to a portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day a portfolio is open for business.

o Unless otherwise instructed, a portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolios do not issue share certificates.

o The portfolios reserve the right to reject purchases of shares for any reason.

o The portfolios reserve the right to withdraw or suspend the offering of shares at any time.

o The portfolios reserve the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its securities or pricing its shares.

o The portfolios may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of a portfolio, they are deemed to be in a portfolio's best interest or when a portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolios may close and liquidate an account if a portfolio is unable to verify provided information, or for other reasons; if a portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and the insurance company may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of a portfolio's shareholders.

o Currently, the Board of Trustees of DWS Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to each portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolios (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for portfolios investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a portfolio (e.g., "time zone arbitrage").

The portfolios discourage short-term and excessive trading. The portfolios will take steps to detect and deter short-term and excessive trading pursuant to each portfolio's policies as described in this prospectus and approved by the Board.

Each portfolio's policies include:

o each portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to a portfolio; and

o each portfolio has adopted certain fair valuation practices reasonably designed to protect a portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a portfolio. (See "How the Portfolios Calculate Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to a portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolios reserve the right to terminate a separate account's ability to invest in the portfolios if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of each portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of a portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in that portfolio. It is important to note that the advisor and the portfolios do not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in a portfolio.

The portfolios' policies and procedures may be modified or terminated at any time.

Since DWS Money Market VIP holds short-term instruments and is intended to provide liquidity to shareholders, the advisor does not monitor or limit short-term and excessive trading activity in this portfolio and, accordingly, the Board has not approved any policies and procedures designed to limit this activity. However, the portfolio reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the advisor, there appears to be a pattern of short-term and excessive trading by an investor in other DWS funds.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to a portfolio. Contract owners should contact their insurance company to effect transactions in a portfolio.

How the Portfolios Calculate Share Price

To calculate net asset value per share, or NAV, each portfolio uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
             --------------------------------------------  =  NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for each portfolio is the NAV.

For DWS Money Market VIP, the share price, or NAV, is normally $1.00 calculated using amortized cost value (the method used by most money market funds).

Except with DWS Money Market VIP, we typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolios' Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be a portfolio's use of fair value pricing. This is intended to reduce a portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.

Distributions

DWS Money Market VIP intends to declare its net investment income as a dividend daily and distribute dividends monthly. All other portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, annually. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of a portfolio's share.

The discussion above is generally based on the assumption that shares of a portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

A portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

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--------------------------------------------------------------------------------
To Get More Information


Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and a portfolio's performance. They also have detailed performance figures, a list of everything each portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 778-1482 or contact DWS Scudder at the address listed below. The portfolios' SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each portfolio, including each portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.


DWS Scudder Distributors, Inc.               SEC

222 South Riverside Plaza                    100 F Street, N.E.
Chicago, IL 60606-5808                       Washington, D.C. 20549-2001
(800) 778-1482                               (202) 551-5850

                                             www.sec.gov





                                             SEC File #
--------------------------------------------------------------------------------
DWS Variable Series II                       811-5002
--------------------------------------------------------------------------------

                                   MAY 1, 2006





                                   PROSPECTUS




                             DWS VARIABLE SERIES II
                      (formerly Scudder Variable Series II)





                                 CLASS B SHARES







--------------------------------------------------------------------------------
                                DWS Balanced VIP
                    (formerly Scudder Total Return Portfolio)


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.




                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------

Table of Contents

How the Portfolio Works           Your Investment in the Portfolio

  3   DWS Balanced VIP             14   Buying and Selling Shares

 10   Other Policies and Risks     16   How the Portfolio Calculates Share Price

 10   Investment Advisor           16   Distributions

                                   16   Taxes

How the Portfolio Works


The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down and you could lose money by investing in the portfolio.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS Balanced VIP

(formerly Scudder Total Return Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks high total return, a combination of income and capital appreciation.

The portfolio follows a flexible investment program, investing in a mix of growth and value stocks of large and small capitalization companies and bonds. The investment advisor employs a team approach to allocate the portfolio's assets among the various asset classes.

The portfolio can buy many types of securities, among them common stocks, convertible securities, corporate bonds, US government bonds, mortgage- and asset-backed securities and certain derivatives. The portfolio normally invests approximately 60% of its net assets in common stocks and other equity securities and approximately 40% of its net assets in fixed-income securities, including lower-quality debt securities. These percentages will fluctuate in response to changing market conditions, but the portfolio will at all times invest at least 25% of net assets in fixed-income senior securities. Generally, most securities are from US issuers, but the portfolio may invest up to 25% of total assets in foreign securities.

The investment advisor regularly reviews the portfolio's investment allocations and will vary them to favor asset classes that, in their judgment, provide the most favorable return outlook consistent with the portfolio's investment objective. In deciding how to allocate the portfolio's assets, the advisor will evaluate projections of risk, market and economic conditions, volatility, yields and expected returns.

The advisor follows specific strategies in selecting equity and fixed securities for the portfolio.

Equity securities in the portfolio generally include "growth" stocks as well as "value" stocks and normally include stocks of both small and large capitalization companies.

Growth Stocks. In choosing these securities, the investment advisor primarily invests in US companies that it believes offer the potential for sustainable growth of revenue or earnings and whose market values appear reasonable in light of their business prospects. The advisor focuses on high quality growth companies that are leaders or potential leaders in their respective industries. The advisor conducts in-depth company research, examining, among other factors, relative growth rates, innovation, regional and global exposure and management.

Value Stocks. When selecting value stocks, the investment advisor begins by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The advisor then compares a company's stock price to its book value, cash flow and yield, and analyzes individual companies to identify those that are financially sound and appear to have strong potential for long-term growth, but are out of favor with the market.

Small Company Stocks. In selecting stocks of small companies, a quantitative stock valuation model compares each company's stock price to the company's earnings, book value, sales and other measures of performance potential. The advisor also looks for factors that may signal a rebound for a company, whether through a recovery in its markets, a change in business strategy or other factors.

The advisor believes that by combining techniques used by fundamental value investors with extensive growth and earnings analysis it can minimize investment style bias and ultimately produce a "pure" stock selection process that seeks to add value in any market environment. The advisor also incorporates technical analysis to capture short-term price changes and evaluate the market's responsiveness to new information.

The fixed income portion of the portfolio may include both investment grade and lower-quality debt securities, and may include securities of both US and non-US (including emerging market) issuers. The portfolio may also seek bond market and currency exposure through derivative instruments.

US Investment Grade Securities. In selecting these securities for investment, the investment advisor typically:

o assigns a relative value to each bond, based on creditworthiness, cash flow and price;

o determines the value of each issue by examining the issuer's credit quality, debt structure, option value and liquidity risks. The advisor looks to take advantage of any inefficiencies between this value and market trading price;

o uses credit analysis to determine the issuer's ability to fulfill its contracts; and

o determines sector weights based on a combination of long-term strategic targets resulting from quantitative risk/return analysis and shorter term adjustments based on the advisor's current market outlook.

The advisor generally sells these securities when they reach their target price or when there is a negative change in their outlook relative to the other securities held by the portfolio. Bonds may also be sold to facilitate the purchase of an issue with more attractive risk/return characteristics.

The advisor generally sells these securities when they reach their target price or when there is a negative change in their outlook relative to the other securities held by the portfolio. Bonds may also be sold to facilitate the purchase of an issue with more attractive risk/return characteristics.

High Yield Securities. In selecting these securities for investment, the investment advisor:

o analyzes economic conditions for improving or undervalued sectors and industries;

o uses independent credit research and on-site management visits to evaluate individual issuer's debt service, growth rate, and both downgrade and upgrade potential;

o  assesses new issues versus secondary market opportunities; and

o seeks issues within attractive industry sectors and with strong long-term fundamentals and improving credits.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Derivatives. The portfolio invests in various instruments commonly known as "derivatives," which are contracts whose value is based on, for example, indices, currencies or securities. The portfolio primarily uses futures, options, forward currency transactions and swaps. The investment advisor may use derivatives in circumstances where the advisor believes they offer a more efficient means of gaining exposure to a particular asset class or market. The portfolio may also invest in derivatives to maintain a high level of liquidity to meet shareholder redemptions or other needs while maintaining exposure to the market.

The portfolio uses derivatives in the income portion of its portfolio to shift investment weightings among global and currency markets in an effort to capture short- and medium-term market movements. The portfolio uses these techniques to generate income and enhance returns.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Other Investments

Normally, the portfolio's bond component consists mainly of investment-grade bonds (those in the top four grades of credit quality). However, the portfolio could invest up to 35% of its total assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and typically will have higher volatility and risk of default.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the advisor may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of junk bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Small Company Capitalization Risk. Small company stocks tend to experience steeper price fluctuations -- down as well as up -- than the stocks of larger companies. A shortage of reliable information -- the same information gap that creates opportunity -- can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company's shares.

Foreign Investment Risk. To the extent that the portfolio holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the portfolio's investments or prevent the portfolio from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets, so to the extent the portfolio invests in emerging markets, it takes on greater risks. Finally, the currency of the country in which the portfolio has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of securities, geographical trends or other matters;

o the advisor measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, judged by the advisor to be of equivalent quality. In addition, the advisor applies its own credit quality standards to evaluate securities. If a security's credit quality declines, the advisor will decide what to do with the security, based on the circumstances and its assessment of what would benefit shareholders most; and

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio is designed for investors interested in asset class diversification in a single portfolio that invests in a mix of stocks and bonds.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

   16.47       19.66      14.85       14.52      -2.87      -6.32      -15.39      17.66       6.26       3.90

-------------------------------------------------------------------------------------------------------------------
    1996        1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 13.25%, Q2 1997                   Worst Quarter: -9.97%, Q2 2002

2006 Total Return as of March 31: 3.03%

Average Annual Total Returns (%) as of 12/31/2005

                           1 Year         5 Years               10 Years
--------------------------------------------------------------------------------
Portfolio -- Class B         3.90           0.59                  6.25
--------------------------------------------------------------------------------
Index                       14.91           0.54                  9.07
--------------------------------------------------------------------------------
Index                       22.43           5.87                  6.16
--------------------------------------------------------------------------------

Index 1: The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2: The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate issues and mortgage securities.

Total returns would have been lower if certain expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee(1)                                                  0.45%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses                                                     0.21
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    0.91
--------------------------------------------------------------------------------
Expense Waiver/Reimbursement                                       0.02
--------------------------------------------------------------------------------
Net Annual Operating Expenses(2)                                   0.89
--------------------------------------------------------------------------------

(1)  Restated to reflect a new management fee schedule effective May 2, 2005.

(2) Through April 30, 2008, the advisor, the underwriter and the accounting agent have agreed to waive all or a portion of their respective fees and/or reimburse or pay operating expenses to the extent necessary to maintain the portfolio's total operating expenses at 0.89% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above (including one year of capped expenses in the "1 Year" period and two years of capped expenses in each of the "3 Years," "5 Years" and "10 Years" periods), this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                  1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares            $91            $288           $502          $1,118
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of portfolio managers across a range of investment strategies. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio for their investment strategy, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:


Andrew P. Cestone                 Inna Okounkova             Julie M. Van Cleave, CFA
Managing Director of              Director of Deutsche       Managing Director of
Deutsche Asset                    Asset Management and       Deutsche Asset
Management and Portfolio          Portfolio Manager of       Management and Portfolio
Manager of the portfolio.         the portfolio.             Manager of the portfolio.
  o   Joined Deutsche              o   Joined Deutsche         o   Joined Deutsche
      Asset Management                 Asset Management            Asset Management
      in 1998 and the                  in 1999 as a                and the portfolio in 2002.
      portfolio in 2002.               quantitative            o   Head of Large Cap
  o   Head of High Yield.              analyst, becoming           Growth Portfolio
  o   Previous experience              an associate                Selection Team.
      includes five years              portfolio manager       o   Previous experience
      as an investment                 in 2001.                    includes 18 years
      analyst at Phoenix           o   Global Asset                of investment
      Investment Partners              Allocation                  industry experience
      and as a credit                  portfolio manager:          at Mason Street
      officer in the                   New York.                   Advisors, as
      asset-based lending          o   Joined the                  Managing Director
      group at Fleet                   portfolio in 2005.          and team leader for
      Financial Group.             o   BS, MS, Moscow              the large cap
  o   BA, University of                State University;           investment team.
      Vermont.                         MBA, University of      o   BBA, MBA,
                                       Chicago.                    University of
William Chepolis, CFA                                              Wisconsin -- Madison.
Managing Director of              Thomas F. Sassi
Deutsche Asset                    Managing Director of       Robert Wang
Management and Portfolio          Deutsche Asset             Managing Director of
Manager of the portfolio.         Management                 Deutsche Asset
  o   Joined Deutsche             and Portfolio Manager      Management and
      Asset Management in         of the portfolio.          Portfolio Manager of
      1998 after 13 years          o   Joined Deutsche       the portfolio.
      of experience as                 Asset Management        o   Joined Deutsche
      vice president                   in 1996 and the             Asset Management in
      and portfolio                    portfolio in 2004.          1995 as a senior
      manager for Norwest          o   Over 33 years of            fixed income
      Bank where                       investment industry         portfolio manager
      he managed the                   experience.                 after 13 years of
      bank's fixed income          o   BBA, MBA, Hofstra           experience at
      and foreign exchange             University.                 J.P. Morgan & Co.
      portfolios.                                                  trading fixed
  o   Senior Portfolio                                             income, derivatives
      Manager for Mortgage                                         and foreign
      Backed Securities:                                           exchange products.
      New York.                                                o   Global Asset
  o   Joined the portfolio                                         Allocation senior
      in 2005.                                                     portfolio manager:
  o   BIS, University of                                           New York.
      Minnesota.                                               o   Joined the
                                                                   portfolio in 2005.
                                                               o   BS, The Wharton
                                                                   School, University
                                                                   of Pennsylvania.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Balanced VIP -- Class B

Years Ended December 31,                      2005      2004     2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period        $22.33   $21.28    $18.64   $19.46
--------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)^b               .51     .39       .28      .18
--------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)      .35     .92      2.92   (1.00)
   on investment transactions
--------------------------------------------------------------------------------
   Total from investment operations             .86    1.31      3.20    (.82)
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income                      (.47)   (.26)     (.56)        --
--------------------------------------------------------------------------------
Net asset value, end of period              $22.72   $22.33    $21.28   $18.64
--------------------------------------------------------------------------------
Total Return (%)                             3.90^d    6.26     17.66   (4.21)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)           34      33        21       .8
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions     .95     .97       .99     .86*
(%)
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions      .91      .97       .99     .86*
(%)
--------------------------------------------------------------------------------
Ratio of net investment income (%)             2.28    1.80      1.48    1.96*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                  121^c    131^c      102^c      140
--------------------------------------------------------------------------------

^a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

^c The portfolio turnover rate including mortgage dollar roll transactions was 122%, 140% and 108% for the periods ended December 31, 2005, December 31, 2004 and December 31, 2003, respectively.

^d   Total return would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

o The advisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor will determine whether selling it would be in the portfolio's best interest.

The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The portfolios' Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Investment Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The portfolio's shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustees' approval of the portfolio's investment management agreement (see "Shareholder reports" on the back cover).

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio's average daily net assets:

Portfolio Name                                      Fee Paid
--------------------------------------------------------------------------------
DWS Balanced VIP*                                     0.47%
--------------------------------------------------------------------------------

* Reflecting the effect of expense limitations and/or fee waivers then in effect.

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

       DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

       Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws
       (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

--------------------------------------------------------------------------------

Your Investment in the Portfolio

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


Policies about transactions

The information in this prospectus applies to Class B shares of the portfolio. Class B shares are offered at net asset value and are subject to a 12b-1 fee. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of DWS Variable Series II (which includes the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, a portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, DWS Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the financial advisor's recommendation of the portfolio.

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio's shareholders.

o Currently, the Board of Trustees of DWS Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. To the extent that the portfolio invests in such securities, the risks may be more pronounced for certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage").

The portfolio discourages short-term and excessive trading. The portfolio will take steps to detect and deter short-term and excessive trading pursuant to the portfolio's policies as described in this prospectus and approved by the Board.

The portfolio's policies include:

o the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio; and

o the portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolio reserves the right to terminate a separate account's ability to invest in the portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. It is important to note that the advisor and the portfolio does not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the portfolio.

The portfolio's policies and procedures may be modified or terminated at any time.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio.

How the Portfolio Calculates Share Price

To calculate net asset value per share, or NAV, the portfolio uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
             --------------------------------------------  = NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If the portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of the portfolio's share.

The discussion above is generally based on the assumption that shares of the portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

Marketing and Distribution Fees

DWS Scudder Distributors, Inc., a subsidiary of the investment advisor, is the portfolio's distributor.

DWS Variable Series II has adopted a 12b-1 plan for all Class B shares. Under the plan, DWS Variable Series II may make quarterly payments to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than the participating insurance company itself.

Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482, or contact DWS Scudder at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.


DWS Scudder Distributors, Inc.               SEC

222 South Riverside Plaza                    100 F Street, N.E.
Chicago, IL 60606-5808                       Washington, D.C. 20549-2001
(800) 778-1482                               (202) 551-5850

                                             www.sec.gov









                                             SEC File #
--------------------------------------------------------------------------------
DWS Variable Series II                       811-5002
--------------------------------------------------------------------------------

(05/01/06) 2b-BAL

                                   MAY 1, 2006





                                   PROSPECTUS




                             DWS VARIABLE SERIES II
                      (formerly Scudder Variable Series II)





                                 CLASS B SHARES







--------------------------------------------------------------------------------

                                DWS Blue Chip VIP
                     (formerly Scudder Blue Chip Portfolio)


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------

Table of Contents

How the Portfolio Works           Your Investment in the Portfolio

  3   DWS Blue Chip VIP            12   Buying and Selling Shares

  8   Other Policies and Risks     14   How the Portfolio Calculates Share Price

  8   Investment Advisor           14   Distributions

                                   14   Taxes

How the Portfolio Works


The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down and you could lose money by investing in the portfolio.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS Blue Chip VIP

(formerly Scudder Blue Chip Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital and income.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of large US companies that are similar in size to the companies in the S&P 500 Index (as of March 31, 2006, the S&P 500 Index had a median market capitalization of $11.74 billion) and that the portfolio managers consider to be "blue chip" companies. Blue chip companies are large, well-known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industries and strong management.

The portfolio managers look for "blue chip" companies whose stock price is attractive relative to potential growth. The managers use quantitative stock techniques and fundamental equity analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential.

The managers may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities and issuers.

The managers will normally sell a stock when the managers believe its fundamental factors have changed, other investments offer better opportunities or in the case of adjusting the portfolio's emphasis on or within a given industry.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

While the portfolio invests mainly in US common stocks, it could invest up to 20% of net assets in foreign securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities, geographical trends or other matters;

o  growth stocks may be out of favor for certain periods; and

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors with long-term goals who are interested in a core stock investment may be interested in this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                          13.56       24.92      -8.07      -16.02     -22.31      26.76      15.55       9.68

-------------------------------------------------------------------------------------------------------------------
                           1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 18.19%, Q4 1998                   Worst Quarter: -17.49%, Q3 2001

2006 Total Return as of March 31: 5.68%

Average Annual Total Returns (%) as of 12/31/2005

                            1 Year          5 Years             Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class B         9.68           0.95                     4.96
--------------------------------------------------------------------------------
Index                        6.27           1.07                     7.38
--------------------------------------------------------------------------------

Index: The Russell 1000 Index is an unmanaged capitalization-weighted price-only index composed of the largest-capitalized US companies whose common stocks are traded in the United States.

*    Since 5/1/97. Index comparison begins 4/30/97.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                          Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.65%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses                                                     0.19
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    1.09
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                      1 Year       3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares                $111          $347           $601          $1,333
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:


Robert Wang                 Jin Chen, CFA              Julie Abbett
Managing Director of        Director of Deutsche       Director of Deutsche
Deutsche Asset              Asset Management and       Asset Management and
Management and              Portfolio Manager of       Portfolio Manager of
Portfolio Manager of the    the portfolio.             the portfolio.
portfolio.                    o   Senior portfolio        o  Senior portfolio
  o   Joined Deutsche             manager for Global         manager for Global
      Asset Management in         Strategies: New            Quantitative
      1995 as portfolio           York.                      Equity: New York.
      manager for asset       o   Joined Deutsche        o   Joined Deutsche
      allocation after 13         Asset Management in        Asset Management in
      years of experience         1999; prior to             2000 after four
      of trading fixed            that, served as            years of combined
      income and                  portfolio manager          experience as a
      derivative                  for Absolute Return        consultant with
      securities at J.P.          Strategies and as a        equity trading
      Morgan.                     fundamental equity         services for BARRA,
  o   Global Asset                analyst and                Inc. and a product
      Allocation Senior           portfolio manager          developer for
      Portfolio Manager:          for Thomas White           FactSet Research.
      New York.                   Asset Management.      o   Joined the
  o   Joined the portfolio    o   Joined the                 portfolio in 2006.
      in 2003.                    portfolio in 2006.     o   BA, University of
  o   BS, The Wharton         o   BS, Nanjing                Connecticut.
      School, University          University; MS,
      of Pennsylvania.            Michigan State
                                  University.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Blue Chip VIP -- Class B

Years Ended December 31,                     2005      2004     2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period        $13.60   $11.80    $ 9.35   $10.28
--------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)^b               .09     .09       .04      .03
--------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)     1.22    1.74      2.45    (.96)
   on investment transactions
--------------------------------------------------------------------------------
   Total from investment operations            1.31    1.83      2.49    (.93)
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income                      (.08)   (.03)     (.04)        --
--------------------------------------------------------------------------------
Net asset value, end of period              $14.83   $13.60    $11.80   $ 9.35
--------------------------------------------------------------------------------
Total Return (%)                               9.68   15.55     26.76   (9.05)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)           44      37        17       .4
--------------------------------------------------------------------------------
Ratio of expenses (%)                          1.09    1.08      1.10     .94*
--------------------------------------------------------------------------------
Ratio of net investment income (%)              .61     .70       .43     .61*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                     288     249       182      195
--------------------------------------------------------------------------------

^a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

*    Annualized

**   Not annualized

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

o The advisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor will determine whether selling it would be in the portfolio's best interest.

The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The portfolios' Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Investment Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The portfolio's shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustees' approval of the portfolio's investment management agreement (see "Shareholder reports" on the back cover).

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio's average daily net assets:

Portfolio Name                                                      Fee Paid
--------------------------------------------------------------------------------
DWS Blue Chip VIP                                                      0.65%
--------------------------------------------------------------------------------

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

       DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

       Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws
       (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

--------------------------------------------------------------------------------

Your Investment in the Portfolio

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.

Policies about transactions

The information in this prospectus applies to Class B shares of the portfolio. Class B shares are offered at net asset value and are subject to a 12b-1 fee. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of DWS Variable Series II (which includes the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, a portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, DWS Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the financial advisor's recommendation of the portfolio.

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio's shareholders.

o Currently, the Board of Trustees of DWS Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. To the extent that the portfolio invests in such securities, the risks may be more pronounced for certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage").

The portfolio discourages short-term and excessive trading. The portfolio will take steps to detect and deter short-term and excessive trading pursuant to the portfolio's policies as described in this prospectus and approved by the Board.

The portfolio's policies include:

o the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio; and

o the portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolio reserves the right to terminate a separate account's ability to invest in the portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. It is important to note that the advisor and the portfolio does not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the portfolio.

The portfolio's policies and procedures may be modified or terminated at any time.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio.

How the Portfolio Calculates Share Price

To calculate net asset value per share, or NAV, the portfolio uses the following equation:

                        TOTAL ASSETS - TOTAL LIABILITIES
               -------------------------------------------- = NAV
                       TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If the portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of the portfolio's share.

The discussion above is generally based on the assumption that shares of the portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

Marketing and Distribution Fees

DWS Scudder Distributors, Inc., a subsidiary of the investment advisor, is the portfolio's distributor.

DWS Variable Series II has adopted a 12b-1 plan for all Class B shares. Under the plan, DWS Variable Series II may make quarterly payments to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than the participating insurance company itself.

Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482, or contact DWS Scudder at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.


DWS Scudder Distributors, Inc.               SEC

222 South Riverside Plaza                    100 F Street, N.E.
Chicago, IL 60606-5808                       Washington, D.C. 20549-2001
(800) 778-1482                               (202) 551-5850

                                             www.sec.gov






                                             SEC File #
--------------------------------------------------------------------------------
DWS Variable Series II                       811-5002
--------------------------------------------------------------------------------

                                   MAY 1, 2006





                                   PROSPECTUS




                             DWS VARIABLE SERIES II
                      (formerly Scudder Variable Series II)





                                 CLASS B SHARES







--------------------------------------------------------------------------------


                         DWS Conservative Allocation VIP
              (formerly Scudder Income & Growth Strategy Portfolio)


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.



                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------

Table of Contents

How the Portfolio Works                  Your Investment in the Portfolio

  3   DWS Conservative Allocation VIP     14   Buying and Selling Shares

 10   Other Policies and Risks            16   How the Portfolio Calculates Share Price

 10   Investment Advisor                  16   Distributions

                                          16   Taxes

How the Portfolio Works


The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down and you could lose money by investing in the portfolio.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS Conservative Allocation VIP

(formerly Scudder Income & Growth Strategy Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks a balance of current income and long-term growth of capital with an emphasis on current income. It does this by investing in a portfolio of other DWS portfolios ("underlying portfolios") that invest across a range of asset classes, utilizing a wide variety of securities and investment styles. The portfolio will always invest in the share class of an underlying portfolio with the lowest fees and expenses.

For DWS Conservative Allocation VIP, the portfolio's target allocation is as follows:

o 60% in underlying portfolios which invest primarily in fixed-income securities of all credit qualities and maturities ("fixed-income portfolios").

o 40% in underlying portfolios which invest primarily in equity securities of all capitalization levels ("equity portfolios").

The portfolio managers have the flexibility to adjust this allocation within the following ranges:

o  45-75% in fixed-income portfolios.

o  25-55% in equity portfolios.

While the actual allocation may vary, the portfolio managers expect that over the long term it will average out to be similar to the target allocation.

The portfolio managers regularly review the actual allocation and may adjust it in seeking to take advantage of current or expected market conditions or to manage risk. In making their allocation decisions, the managers use a proprietary mix of qualitative and quantitative inputs to arrive at a view for the securities markets and segments of those markets. Based on the desired exposure to particular investments and a thorough risk analysis, the managers then decide which portfolios to use as underlying portfolios and in which proportions.

It is expected that, in the future, the managers may invest in instruments, commonly called "derivatives," including, but not limited to, futures and forward currency exchange contracts, to attempt to manage risk and enhance returns. Derivatives may be used to hedge the portfolio against price fluctuations and otherwise reduce risk. Derivatives may also be used to increase the portfolio's exposure to certain markets in an attempt to enhance returns. These strategies may be used separately or in combination. The managers may also use these derivatives strategies to help maintain cash reserves or otherwise liquid assets to meet shareholder redemptions, or for other needs, while maintaining exposure to the markets. The managers will determine which derivative instruments to purchase by using a quantitative strategy that incorporates data from various international markets. The strategy seeks to shift the emphasis on the portfolio's holdings in response to short- and medium-term changes in global markets. The use of the strategy is subject to Board approval. Shareholders will be notified prior to the use of the strategy.

The underlying portfolios use a broad array of investment styles. These portfolios can buy many types of securities, among them common stocks of companies of any size, corporate bonds of varying credit quality, US government and agency bonds, mortgage- and asset-backed securities, money market instruments and others. These securities are mainly from US issuers but may be, to a more limited extent, from foreign issuers.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments. The portfolio's allocations among the underlying portfolios will change over time, causing corresponding changes in the portfolio's risk profile.

Asset Allocation Risk. Although asset allocation among different asset classes generally limits risk and exposure to any one class, the risk remains that the investment advisor may favor an asset class that performs poorly relative to the other asset classes. For example, deteriorating stock market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market. Under these circumstances, if the portfolio was invested primarily in underlying portfolios that emphasize stocks, it would perform poorly relative to a portfolio invested primarily in bonds.

Reallocation Risk. From time to time, one or more underlying portfolios may experience relatively large investments or redemptions due to reallocations or rebalancings of the portfolios by the managers. These transactions will affect the underlying portfolios, since underlying portfolios that experience redemptions as a result of reallocations or rebalancings may have to sell securities and underlying portfolios that receive additional cash will have to invest such cash. In addition, a large redemption by a portfolio in a specific underlying portfolio could also hurt the performance of another portfolio currently invested in the same underlying portfolio. While it is impossible to predict the overall impact of these transactions over time, there could also be adverse effects on a portfolio's performance to the extent that the underlying portfolios may be required to sell securities or invest cash at times when they would otherwise not do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs for the underlying portfolios. The managers are committed to minimizing such impact on the underlying portfolios to the extent consistent with pursuing the investment objective of a portfolio. The managers will at all times monitor the impact on the underlying portfolios of transactions by a portfolio.

Focused Investment Risk. Overall risk can be reduced by industry or geographic diversification, and increased by focusing investments in a limited number of geographic regions or in industries with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services). An underlying portfolio that focuses its investments in the securities of issuers in industries with high positive correlations to one another may be particularly vulnerable to events affecting companies in those industries because the companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political, or other developments. Similarly, underlying portfolios that invest significant portions of their assets in a narrowly defined geographic region or in a particular foreign country may be particularly vulnerable to events affecting companies located in that region or country because the companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Credit Risk. An underlying portfolio purchasing bonds faces the risk that the issuer or guarantor of a debt security or the other party to an over-the-counter transaction will be unable or unwilling to make timely payments of interest or principal, or otherwise to honor its obligations. The degree of this risk for a particular security may be reflected in its credit rating. This risk is greater with junk and foreign bonds because of the difficulties of requiring foreign entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of foreign governments and other foreign issuers are already in default. In addition, because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds are generally more vulnerable to bad economic news or even the expectation of bad news, than those of investment-grade bonds. In some cases, bonds, particularly junk bonds, may decline in credit quality or go into default.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of an underlying portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by an underlying portfolio may prepay principal earlier than scheduled, forcing the underlying portfolio to reinvest in lower yielding securities. Prepayment may reduce the underlying portfolio's income. As interest rates increase, fewer issuers tend to prepay, which may extend the average life of fixed income securities and have the effect of locking in a below-market interest rate, increasing the underlying portfolio's effective duration and reducing the value of the security. Because an underlying portfolio may invest in mortgage-related securities, the portfolio is more vulnerable to both of these risks.

Stock Market Risk. An important factor for the underlying portfolios is how stock markets perform. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments an underlying portfolio makes and the underlying portfolio may not be able to get attractive prices for them.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value an underlying portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. An underlying portfolio may invest in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Market Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency for which it is acting as a substitute; derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio or an underlying portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio or an underlying portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses that it could have if it or an underlying portfolio had not entered into these transactions. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by an underlying portfolio that occurs during the term of the loan would be borne by the underlying portfolio and would adversely affect that underlying portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the underlying portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio or an underlying portfolio has valued its securities too highly, you may end up paying too much for shares when you buy into the portfolio. If the portfolio or an underlying portfolio underestimates their price, you may not receive the full market value for your shares when you sell.

Other factors that could affect performance are:

o the managers of the portfolio or the underlying portfolios could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes or other matters; and

o the underlying portfolios may trade securities more actively than comparable portfolios. Upon the use of the derivatives strategy, the portfolio may also trade derivative instruments more actively than comparable portfolios. Any of these cases could raise transactions costs and thereby lower returns.

This portfolio is designed for investors who are interested in a relatively conservative balanced asset allocation investment.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The table shows how average annual returns for the portfolio's Class B shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices vary over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                                                                        4.38

--------------------------------------------------------------------------------
                                                                        2005
--------------------------------------------------------------------------------

For the period included in the bar chart:

Best Quarter: 2.28%, Q2 2005                    Worst Quarter: -1.08%, Q1 2005

2006 Total Return as of March 31:  2.48%

Average Annual Total Returns (%) as of 12/31/2005

                              1 Year                         Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class B           4.38                                 8.09
--------------------------------------------------------------------------------
Index 1                        2.43                                 2.75
--------------------------------------------------------------------------------
Index 2                        6.27                                13.33
--------------------------------------------------------------------------------

Index 1: The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, corporate bond issues and mortgage securities.

Index 2: The Russell 1000 Index is an unmanaged capitalization-weighted price-only index composed of the largest-capitalized US companies whose common stocks are traded in the United States.

*    Since 8/16/04. Index comparisons begin 8/31/04.

Total returns would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The portfolio's shareholders directly bear the fees and expenses of the portfolio, subject to the contractual obligations of the advisor, underwriter and accounting agent to waive fees or reimburse expenses to maintain the portfolio's operating expenses at a specified level. The portfolio will indirectly bear its proportionate share of fees and expenses incurred by the underlying portfolios in which the portfolio is invested (see "Range of Average Weighted Net Expense Ratios" in the table below). The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                    0.15%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                  0.25
--------------------------------------------------------------------------------
Other Expenses                                                    0.54
--------------------------------------------------------------------------------
Total Annual Operating Expenses(1)                                0.94
--------------------------------------------------------------------------------
Range of Average Weighted Net Expense Ratios for              0.65% to 0.84%
underlying portfolios(2)
--------------------------------------------------------------------------------
Estimated Total Annual Direct and Indirect Operating              1.60%
Expenses(3)
--------------------------------------------------------------------------------

(1) Through November 30, 2006, the advisor, underwriter and accounting agent have each contractually agreed to waive their respective fees to the extent necessary to maintain the portfolio's direct operating expenses at 0.75% of average daily net assets, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(2) Certain ratios reduced for contractual expense limitations and/or reimbursements where applicable, based on the most recent prospectuses.

(3) The Estimated Total Annual Direct and Indirect Operating Expenses shown in the table is the sum of the portfolio's Total Annual Operating Expenses and the underlying portfolios' estimated Indirect Expenses.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions, and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example               1 Year           3 Years      5 Years             10 Years
--------------------------------------------------------------------------------
Class B shares         $163             $505          $871               $1,900
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:


Inna Okounkova                                               Robert Wang
Director of Deutsche Asset Management and Portfolio          Managing Director of Deutsche Asset Management and
Manager of the portfolio.                                    Portfolio Manager of the` portfolio.
  o   Global Asset Allocation portfolio manager: New York.     o   Global Asset Allocation senior portfolio manager:
  o   Joined Deutsche Asset Management in 1999 as a                New York.
      quantitative analyst, becoming an associate portfolio    o   Joined Deutsche Asset Management in 1995 as a senior
      manager in 2001.                                             fixed income portfolio manager after 13 years of
  o   BS, MS, Moscow State University; MBA, University of          experience at J.P. Morgan & Co. trading fixed income,
      Chicago.                                                     derivatives and foreign exchange products.
  o   Joined the portfolio in 2004.                            o   BS, The Wharton School, University of Pennsylvania.
                                                               o   Joined the portfolio in 2004.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


DWS Conservative Allocation VIP

Years Ended December 31,                                         2005     2004^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.66   $10.00
--------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)^b                                  .19    (.03)
--------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investment           .28      .69
   transactions
--------------------------------------------------------------------------------
   Total from investment operations                                .47      .66
--------------------------------------------------------------------------------
Less distributions from:
   Net realized gains on investment transactions                 (.03)        --
--------------------------------------------------------------------------------
Net asset value, end of period                                 $11.10   $10.66
--------------------------------------------------------------------------------
Total Return (%)^c,^d                                               4.38   6.60*
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                              46       14
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)^e                   .94    2.96*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)^e                    .75     .75*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                                1.73   (.67)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                         27      18*
--------------------------------------------------------------------------------

^a For the period from August 16, 2004 (commencement of operations) to December 31, 2004.

^b   Based on average shares outstanding during the period.

^c   Total return would have been lower had certain expenses not been reduced.

^d Total return would have been lower if the Advisor had not maintained some Underlying Portfolios' expenses.

^e The Portfolio invests in other DWS Portfolios and indirectly bears its proportionate share of fees and expenses incurred by the Underlying DWS Portfolios in which the Portfolio is invested.

*    Annualized

**   Not annualized

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

o The advisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor will determine whether selling it would be in the portfolio's best interest.

The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The portfolios' Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Investment Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The portfolio's shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustees' approval of the portfolio's investment management agreement (see "Shareholder reports" on the back cover).

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio's average daily net assets:

Portfolio Name                                       Fee Paid
--------------------------------------------------------------------------------
DWS Conservative Allocation VIP*                      0.10%
--------------------------------------------------------------------------------

* Reflecting the effect of expense limitations and/or fee waivers then in effect.

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

       DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

       Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws
       (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

--------------------------------------------------------------------------------

Your Investment in the Portfolio

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


Policies about transactions

The information in this prospectus applies to Class B shares of the portfolio. Class B shares are offered at net asset value and are subject to a 12b-1 fee. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of DWS Variable Series II (which includes the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, a portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, DWS Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the financial advisor's recommendation of the portfolio.

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio's shareholders.

o Currently, the Board of Trustees of DWS Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. The risks may be more pronounced for portfolios that invest in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage").

The portfolio discourages short-term and excessive trading. The portfolio will take steps to detect and deter short-term and excessive trading pursuant to the portfolio's policies as described in this prospectus and approved by the Board.

The portfolio's policies include:

o the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio; and

o the portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolio reserves the right to terminate a separate account's ability to invest in the portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. It is important to note that the advisor and the portfolio does not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the portfolio.

The portfolio's policies and procedures may be modified or terminated at any time.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio.

How the Portfolio Calculates Share Price

To calculate net asset value per share, or NAV, the portfolio uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
             --------------------------------------------   = NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If the portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of the portfolio's share.

The discussion above is generally based on the assumption that shares of the portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

Marketing and Distribution Fees

DWS Scudder Distributors, Inc., a subsidiary of the investment advisor, is the portfolio's distributor.

DWS Variable Series II has adopted a 12b-1 plan for all Class B shares. Under the plan, DWS Variable Series II may make quarterly payments to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than the participating insurance company itself.

Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482, or contact DWS Scudder at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.


DWS Scudder Distributors, Inc.               SEC

222 South Riverside Plaza                    100 F Street, N.E.
Chicago, IL 60606-5808                       Washington, D.C. 20549-2001
(800) 778-1482                               (202) 551-5850

                                             www.sec.gov







                                             SEC File #
--------------------------------------------------------------------------------
DWS Variable Series II                       811-5002
--------------------------------------------------------------------------------

                                   MAY 1, 2006





                                   PROSPECTUS




                             DWS VARIABLE SERIES II
                      (formerly Scudder Variable Series II)





                                 CLASS B SHARES







--------------------------------------------------------------------------------

                            DWS Core Fixed Income VIP
                    (formerly Scudder Fixed Income Portfolio)


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------

Table of Contents

How the Portfolio Works           Your Investment in the Portfolio

  3   DWS Core Fixed Income VIP    13   Buying and Selling Shares

  9   Other Policies and Risks     15   How the Portfolio Calculates Share Price

  9   Investment Advisor           15   Distributions

 10   Portfolio Subadvisor         15   Taxes

How the Portfolio Works


The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down and you could lose money by investing in the portfolio.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS Core Fixed Income VIP

(formerly Scudder Fixed Income Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks high current income. The portfolio invests for current income, not capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its assets, plus the amount of any borrowings for investment purposes, determined at the time of purchase, in fixed income securities. Fixed income securities include those of the US Treasury, as well as US government agencies and instrumentalities, corporate, mortgage-backed and asset-backed securities, taxable municipal and tax-exempt municipal bonds and liquid Rule 144A securities.

The portfolio invests primarily in investment-grade fixed income securities rated within the top three credit rating categories. The portfolio may invest up to 20% of its total assets in investment-grade fixed income securities rated within the fourth highest credit rating category. The portfolio may invest up to 25% of its total assets in US dollar-denominated securities of foreign issuers and governments. The portfolio may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event the portfolio managers determine that securities meeting the portfolio's investment objective are not readily available for purchase. The portfolio's investments in foreign issuers are limited to US dollar-denominated securities to avoid currency risk.

The portfolio managers utilize a core US fixed income strategy that seeks to add incremental returns to the Lehman Brothers Aggregate Bond Index. In managing the portfolio, the managers generally use a "bottom-up" approach. The managers focus on the securities and sectors they believe are undervalued relative to the market, rather than relying on interest rate forecasts. The managers seek to identify pricing inefficiencies of individual securities in the fixed-income market. Normally, the average duration of the portfolio will be kept within 0.25 years of the duration of the Lehman Brothers Aggregate Bond Index.

Company research lies at the heart of the portfolio's investment process. In selecting individual securities for investment, the portfolio managers:

o assign a relative value, based on creditworthiness, cash flow and price, to each bond;

o determine the intrinsic value of each issue by examining credit, structure, option value and liquidity risks. The managers look to exploit any inefficiencies between intrinsic value and market trading price;

o use credit analysis to determine the issuer's ability to pay interest and repay principal on its bonds; and

o subordinate sector weightings to individual bonds that may add above-market value.

Portfolio Maturity. The portfolio managers intend to maintain a dollar weighted effective average portfolio maturity of five to ten years. Subject to its portfolio maturity policy, the portfolio may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of bonds rated below the top three rating categories may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investment Risk. To the extent that the portfolio holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the portfolio's investments or prevent the portfolio from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. Finally, the currency of the country in which the portfolio has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Derivatives Risk. Although not one of its principal investment strategies, the portfolio may invest in certain types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency for which it is acting as a substitute; derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligations; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses that it could have if it had not entered into these transactions. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Another factor that could affect performance is:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio is designed for individuals who are seeking to earn higher current income than an investment in money market funds may provide.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                8.76       7.67       -2.30       9.63       5.45       7.77        4.76       4.10       1.85

-------------------------------------------------------------------------------------------------------------------
                1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter:  4.03%, Q3 2002                   Worst Quarter: -2.44%, Q2 2004

2006 Total Return as of March 31: -0.67%

Average Annual Total Returns (%) as of 12/31/2005

                               1 Year            5 Years        Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class B            1.85              4.77                5.23
--------------------------------------------------------------------------------
Index                           2.43              5.87                6.64
--------------------------------------------------------------------------------

Index: The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate issues and mortgage securities.

*    Since 5/1/96. Index comparison begins 4/30/96.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                          Class B
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.60%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses                                                     0.22
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    1.07
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares             $109           $340           $590          $1,306
--------------------------------------------------------------------------------

The Portfolio Managers

Effective December 2, 2005, the members of the portfolio management team have become employees of Aberdeen Asset Management, Inc., the portfolio's subadvisor, and continue to be responsible for the management of the portfolio.

The portfolio's subadvisor is Aberdeen Asset Management, Inc. A team approach is utilized with respect to the day-to-day management of the portfolio. Portfolio decisions are made jointly by the senior members of the management team. The following members of the management team handle the day-to-day operations of the portfolio:


Gary W. Bartlett, CFA        Warren S. Davis, III       Thomas J. Flaherty
  o   Head of US Fixed         o   Senior portfolio       o   Senior portfolio
      Income and senior            manager for                manager for
      portfolio manager            mortgage- and              corporate and
      specializing in              asset-backed fixed         taxable municipal
      taxable municipal,           income investments:        fixed income
      utility and                  Philadelphia.              investments:
      government fixed         o   Joined Aberdeen            Philadelphia.
      income investments:          Asset Management       o   Joined Aberdeen
      Philadelphia.                Inc. in 2005 and           Asset Management
  o   Joined Aberdeen Asset        the portfolio in           Inc. in 2005 and
      Management Inc. in           2002.                      the portfolio in
      2005 and the             o   Formerly, Managing         2002.
      portfolio in 2002.           Director of            o   Formerly, Managing
  o   Formerly, Managing           Deutsche Asset             Director of
      Director of Deutsche         Management; joined         Deutsche Asset
      Asset Management;            Deutsche Asset             Management; joined
      joined Deutsche Asset        Management in 1995         Deutsche Asset
      Management in 1992           after nine years of        Management in 1995
      after nine years of          experience as a            after 10 years of
      experience as an             trader, analyst and        fixed income
      analyst and fixed            developer of               experience,
      income portfolio             analytical and risk        including vice
      manager at PNC               management systems         president for US
      Financial and credit         for Paine Webber           taxable fixed
      analyst at First             and Merrill Lynch.         income securities
      Pennsylvania Bank.       o   BS, Pennsylvania           at Prudential
  o   BA, Bucknell                 State University;          Securities.
      University; MBA              MBA, Drexel            o   BA, SUNY Stony
      Drexel University.           University.                Brook.

                                       6

J. Christopher Gagnier             Timothy C. Vile, CFA       William T. Lissenden
 o   Head of Core Plus              o   Senior portfolio       o   Portfolio manager
     Fixed Income product               manager for Core           for Core Fixed
     and senior portfolio               Fixed Income               Income:
     manager for corporate              and Global Aggregate       Philadelphia.
     and commercial                     Fixed Income:          o   Joined Aberdeen
     mortgages:                         Philadelphia.              Asset Management
     Philadelphia.                  o   Joined Aberdeen            Inc. in 2005 and
 o   Joined Aberdeen Asset              Asset Management           the portfolio in
     Management Inc. in                 Inc. in 2005 and           2003.
     2005 and the                       the portfolio in       o   Formerly, Director
     portfolio in 2002.                 2004.                      of Deutsche Asset
 o   Formerly, Managing             o   Formerly, Managing         Management; joined
     Director of Deutsche               Director of                Deutsche Asset
     Asset Management;                  Deutsche Asset             Management in 2002
     joined Deutsche Asset              Management; joined         after 31 years of
     Management in 1997                 Deutsche Asset             experience,
     after 17 years of                  Management in 1991         including fixed
     experience in fixed                as member of Core          income strategist
     income investments                 Fixed Income;              and director of
     at PaineWebber and                 seconded to the            research at
     Continental Bank.                  London office from         Conseco Capital
 o   BS, The Wharton                    January 1999 to            Management,
     School, University of              June 2002 to design        director of fixed
     Pennsylvania; MBA,                 and develop the            income research
     University of Chicago.             firm's European            and product
                                        Credit and Global          management at
Daniel R. Taylor, CFA                   Aggregate                  Prudential
 o   Senior portfolio                   capabilities;              Securities and
     manager for                        before joining the         national sales
     asset-backed and                   firm, he had six           manager for fixed
     commercial mortgage                years of experience        income securities
     fixed income                       that included              at Prudential
     investments:                       portfolio manager          Securities.
     Philadelphia.                      for fixed income       o   BS, St. Peter's
 o   Joined Aberdeen Asset              portfolios at              College; MBA,
     Management Inc. in                 Equitable Capital          Baruch College.
     2005 and the                       Management.
     portfolio in 2002.             o   BS, Susquehanna
 o   Formerly, Managing                 University.
     Director of Deutsche
     Asset Management;
     joined Deutsche Asset
     Management in 1998
     after six years of
     experience as fixed
     income portfolio
     manager and senior
     credit analyst for
     CoreStates Investment
     Advisors.
 o   BS, Villanova
     University.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Core Fixed Income VIP -- Class B

Years Ended December 31,                      2005      2004     2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period        $12.04   $12.13    $11.96   $11.36
--------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income^b                      .42     .45       .40      .27
--------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)    (.21)     .05       .15      .33
   on investment transactions
--------------------------------------------------------------------------------
   Total from investment operations             .21     .50       .55      .60
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income                      (.36)   (.38)     (.38)        --
--------------------------------------------------------------------------------
   Net realized gain on investment            (.11)   (.21)         --        --
   transactions
--------------------------------------------------------------------------------
   Total distributions                        (.47)   (.59)     (.38)        --
--------------------------------------------------------------------------------
Net asset value, end of period              $11.78   $12.04    $12.13   $11.96
--------------------------------------------------------------------------------
Total Return (%)                               1.85    4.10      4.76   5.28**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)           89      88        45        2
--------------------------------------------------------------------------------
Ratio of expenses (%)                          1.07    1.03      1.05     .92*
--------------------------------------------------------------------------------
Ratio of net investment income (%)             3.56    3.81      3.36    4.69*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                    164^c    185^c      229^c     267
--------------------------------------------------------------------------------

^a For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

^c The portfolio turnover rate including mortgage dollar roll transactions was 176%, 204% and 265% for the years ended December 31, 2005, December 31, 2004, and December 31, 2003, respectively.

*    Annualized

**   Not annualized

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

o The advisor or the subadvisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor or the subadvisor will determine whether selling it would be in the portfolio's best interest.

The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The portfolios' Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Investment Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, or the subadvisor makes the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM or the subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The portfolio's shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustees' approval of the portfolio's investment management agreement and subadvisory agreement (see "Shareholder reports" on the back cover).

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio's average daily net assets:

Portfolio Name                                      Fee Paid
--------------------------------------------------------------------------------
DWS Core Fixed Income VIP                             0.60%
--------------------------------------------------------------------------------

Portfolio Subadvisor

Pursuant to an investment subadvisory agreement between the advisor and Aberdeen Asset Management Inc. ("AAMI"), a US registered investment advisor, AAMI acts as a subadvisor for DWS Core Fixed Income VIP. AAMI provides a full range of international investment advisory services to institutional and retail clients. AAMI is a direct, wholly owned subsidiary of Aberdeen Asset Management PLC, the parent company of an asset management group formed in 1983. AAMI's principal business address is 1735 Market Street, Philadelphia, PA 19103. DeIM pays a fee to AAMI for acting as subadvisor to DWS Core Fixed Income VIP.

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

       DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

       Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws
       (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

--------------------------------------------------------------------------------

Your Investment in the Portfolio

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


Policies about transactions

The information in this prospectus applies to Class B shares of the portfolio. Class B shares are offered at net asset value and are subject to a 12b-1 fee. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of DWS Variable Series II (which includes the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, a portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, DWS Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the financial advisor's recommendation of the portfolio.

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio's shareholders.

o Currently, the Board of Trustees of DWS Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. The risks may be more pronounced for portfolios that invest in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage").

The portfolio discourages short-term and excessive trading. The portfolio will take steps to detect and deter short-term and excessive trading pursuant to the portfolio's policies as described in this prospectus and approved by the Board.

The portfolio's policies include:

o the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio; and

o the portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolio reserves the right to terminate a separate account's ability to invest in the portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. It is important to note that the advisor and the portfolio does not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the portfolio.

The portfolio's policies and procedures may be modified or terminated at any time.

How to receive account information
If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares
Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio.

How the Portfolio Calculates Share Price

To calculate net asset value per share, or NAV, the portfolio uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
             --------------------------------------------   = NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If the portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of the portfolio's share.

The discussion above is generally based on the assumption that shares of the portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

Marketing and Distribution Fees

DWS Scudder Distributors, Inc., a subsidiary of the investment advisor, is the portfolio's distributor.

DWS Variable Series II has adopted a 12b-1 plan for all Class B shares. Under the plan, DWS Variable Series II may make quarterly payments to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than the participating insurance company itself.

Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.

                                   This page
                                  Intentionally
                                   left blank.

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482, or contact DWS Scudder at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.


DWS Scudder Distributors, Inc.               SEC

222 South Riverside Plaza                    100 F Street, N.E.
Chicago, IL 60606-5808                       Washington, D.C. 20549-2001
(800) 778-1482                               (202) 551-5850

                                             www.sec.gov






                                             SEC File #
--------------------------------------------------------------------------------
DWS Variable Series II                       811-5002
--------------------------------------------------------------------------------

                                   MAY 1, 2006





                                   PROSPECTUS




                             DWS VARIABLE SERIES II
                      (formerly Scudder Variable Series II)





                                 CLASS B SHARES







--------------------------------------------------------------------------------

                           DWS Davis Venture Value VIP
                  (formerly SVS Davis Venture Value Portfolio)


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.



                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------

Table of Contents

How the Portfolio Works              Your Investment in the Portfolio

  3   DWS Davis Venture Value VIP     12   Buying and Selling Shares

  8   Other Policies and Risks        14   How the Portfolio Calculates Share Price

  8   Investment Advisor              14   Distributions

  9   Portfolio Subadvisor            14   Taxes

How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down and you could lose money by investing in the portfolio.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS Davis Venture Value VIP

(formerly SVS Davis Venture Value Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital.

The portfolio invests primarily in common stock of US companies with market capitalizations of at least $5 billion.

The portfolio managers select common stocks of well-managed companies with durable business models that can be purchased at attractive valuations relative to their intrinsic value. The portfolio managers look for companies with sustainable growth rates selling at modest price-earnings multiples that the portfolio managers hope will expand as other investors recognize the company's true worth. The portfolio managers believe that by combining a sustainable growth rate with a gradually expanding multiple, these rates compound and can generate returns that could exceed average returns earned by investing in large capitalization domestic stocks.

The portfolio managers consider selling a company if they believe the stock's market price exceeds their estimates of intrinsic value, or if the ratio of the risks and rewards of continuing to own the company is no longer attractive.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Other Investments

The portfolio may also invest in foreign companies and US companies with smaller market capitalizations.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Value Investing Risk. As with any investment strategy, the "value" strategy used in managing the portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Another factor that could affect performance is:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters.

Investors with long-term goals who want a core stock investment may be interested in this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how the average annual returns of the portfolio's Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Return (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                                  -16.02      29.42      11.42       9.23

--------------------------------------------------------------------------------
                                   2002        2003       2004       2005
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 17.04%, Q2 2003                   Worst Quarter: -12.72%, Q3 2002

2006 Total Return as of March 31: 2.52%

Average Annual Total Returns (%) as of 12/31/2005

                                 1 Year                         Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class B             9.23                                4.98
--------------------------------------------------------------------------------
Index                            7.05                                5.95
--------------------------------------------------------------------------------

Index: The Russell 1000 Value Index is an unmanaged index which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

*    Since 5/1/01. Index comparison begins 4/30/01.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class B
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.94%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses                                                     0.22
--------------------------------------------------------------------------------
Total Annual Operating Expenses(1)                                 1.41
--------------------------------------------------------------------------------

(1) Pursuant to their respective agreements with DWS Variable Series II, the advisor, the underwriter and the accounting agent have agreed, through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of DWS Davis Venture Value VIP to 1.253%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example            1 Year           3 Years          5 Years          10 Years
--------------------------------------------------------------------------------
Class B shares      $144             $446              $771            $1,691
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio's subadvisor is Davis Selected Advisers, L.P. The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The portfolio managers are Christopher C. Davis and Kenneth Charles Feinberg, who have each managed the portfolio since inception. Mr. Davis is Chief Executive Officer of Davis Selected Advisers, L.P. and manages several funds advised by the firm. Mr. Davis began his investment career and joined the subadvisor in 1988. Mr. Feinberg also manages several funds advised by Davis Selected Advisers, L.P. He began his investment career in 1987 and joined the subadvisor in 1994 as a research analyst.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Davis Venture Value VIP -- Class B

Years Ended December 31,                      2005      2004     2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period        $11.46   $10.29    $ 7.98   $ 8.52
--------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)^b               .04     .04       .02      .04
--------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)     1.01    1.13      2.32    (.58)
   on investment transactions
--------------------------------------------------------------------------------
   Total from investment operations            1.05    1.17      2.34    (.54)
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income                      (.04)  .00***     (.03)        --
--------------------------------------------------------------------------------
Net asset value, end of period              $12.47   $11.46    $10.29   $ 7.98
--------------------------------------------------------------------------------
Total Return (%)                             9.23^c   11.42     29.42   (6.34)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)           78      66        29       .8
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions    1.41    1.44      1.40    1.27*
(%)
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions     1.34    1.44      1.40    1.27*
(%)
--------------------------------------------------------------------------------
Ratio of net investment income (%)              .40     .36       .23    1.06*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                       8       3         7       22
--------------------------------------------------------------------------------

^a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

^c Reimbursement of $621 due to disposal of investments in violation of restrictions had no effect on total return.

*    Annualized

**   Not annualized

***  Amount is less than $.005.

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

o The advisor or subadvisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest.

The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The portfolios' Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Investment Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, or the subadvisor makes the portfolio's investment decisions, buy and sell securities for the portfolio and conduct research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM or the subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The portfolio's shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustees' approval of the portfolio's investment management agreement and subadvisory agreement (see "Shareholder reports" on the back cover).

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio's average daily net assets:

Portfolio Name                                                      Fee Paid
--------------------------------------------------------------------------------
DWS Davis Venture Value VIP*                                           0.89%
--------------------------------------------------------------------------------

* Reflecting the effect of expense limitations and/or fee waivers then in effect.

Portfolio Subadvisor

Davis Selected Advisers, L.P., 2949 E. Elvira Road, Suite 101, Tucson, Arizona 85706, is the subadvisor to DWS Davis Venture Value VIP. Davis Selected Advisers, L.P. began serving as investment advisor to Davis New York Venture Fund in 1969 and currently serves as investment advisor to all of the Davis Funds, and acts as advisor or subadvisor for a number of other institutional accounts including mutual funds and private accounts. DeIM pays a fee to Davis Selected Advisers, L.P. for acting as subadvisor to DWS Davis Venture Value VIP.

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

      DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

      Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

--------------------------------------------------------------------------------

Your Investment in the Portfolio

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.

Policies about transactions

The information in this prospectus applies to Class B shares of the portfolio. Class B shares are offered at net asset value and are subject to a 12b-1 fee. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of DWS Variable Series II (which includes the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, a portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, DWS Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the financial advisor's recommendation of the portfolio.

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio's shareholders.

o Currently, the Board of Trustees of DWS Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. To the extent that the portfolio invests in such securities, the risks may be more pronounced for certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage").

The portfolio discourages short-term and excessive trading. The portfolio will take steps to detect and deter short-term and excessive trading pursuant to the portfolio's policies as described in this prospectus and approved by the Board.

The portfolio's policies include:

o the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio; and

o the portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolio reserves the right to terminate a separate account's ability to invest in the portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. It is important to note that the advisor and the portfolio does not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the portfolio.

The portfolio's policies and procedures may be modified or terminated at any time.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio.

How the Portfolio Calculates Share Price

To calculate net asset value per share, or NAV, the portfolio uses the following equation:

                        TOTAL ASSETS - TOTAL LIABILITIES
               -------------------------------------------- = NAV
                       TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If the portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of the portfolio's share.

The discussion above is generally based on the assumption that shares of the portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

Marketing and Distribution Fees

DWS Scudder Distributors, Inc., a subsidiary of the investment advisor, is the portfolio's distributor.

DWS Variable Series II has adopted a 12b-1 plan for all Class B shares. Under the plan, DWS Variable Series II may make quarterly payments to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than the participating insurance company itself.

Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482, or contact DWS Scudder at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.


DWS Scudder Distributors, Inc.               SEC

222 South Riverside Plaza                    100 F Street, N.E.
Chicago, IL 60606-5808                       Washington, D.C. 20549-2001
(800) 778-1482                               (202) 551-5850

                                             www.sec.gov





                                             SEC File #
--------------------------------------------------------------------------------
DWS Variable Series II                       811-5002
--------------------------------------------------------------------------------

(05/01/06) 2b-DVV

                                   MAY 1, 2006





                                   PROSPECTUS




                             DWS VARIABLE SERIES II
                      (formerly Scudder Variable Series II)





                                 CLASS B SHARES







--------------------------------------------------------------------------------

                        DWS Dreman Financial Services VIP
               (formerly SVS Dreman Financial Services Portfolio)


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.




                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------

Table of Contents

How the Portfolio Works                    Your Investment in the Portfolio

  3   DWS Dreman Financial Services VIP     12   Buying and Selling Shares

  8   Other Policies and Risks              14   How the Portfolio Calculates Share Price

  8   Investment Advisor                    14   Distributions

  9   Portfolio Subadvisor                  14   Taxes



How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down and you could lose money by investing in the portfolio.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS Dreman Financial Services VIP

(formerly SVS Dreman Financial Services Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks to provide long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities (mainly common stocks) of financial services companies. These may include companies of any size that commit at least half of their assets to the financial services sector, or derive at least half of their revenues or net income from that sector. The major types of financial services companies are banks, insurance companies, savings and loans, securities brokerage firms and diversified financial companies.

The portfolio managers begin by screening for financial services stocks whose price-to-earnings ratios are below the average for the Standard & Poors Financial Index. The managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

The managers assemble the portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various financial industries. The managers may favor securities from different industries in the financial sector at different times, while still maintaining variety in terms of industries and companies represented.

The portfolio normally will sell a stock when the managers believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the emphasis on a given industry.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 30% of total assets in foreign securities, and up to 20% of net assets in investment-grade debt securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures and options. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, financial services company stocks. When prices of these stocks fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Value Investing Risk. As with any investment strategy, the "value" strategy used in managing the portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Concentration Risk. The portfolio concentrates its investments in companies in the financial services sector. A portfolio with a concentrated portfolio is vulnerable to the risks of the industry or industries in which it invests and is subject to greater risks and market fluctuations than portfolios investing in a broader range of industries.

Non-Diversification Risk. The portfolio is classified as "non-diversified." This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the portfolio invested in a larger number of issuers.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters;

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty; and

o a bond could fall in credit quality, go into default, or decrease in value for various reasons, including a change in prevailing interest rates.

This portfolio may be appropriate for long-term investors who want to gain exposure to the financial services sector and can accept the above-average risks of a sector-specific investment.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with a broad-based market index and one other relevant index (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                                      -5.29      26.72      -5.09       -8.65      27.73      11.50       -0.46

-------------------------------------------------------------------------------------------------------------------
                                      1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 22.27%, Q3 2000                   Worst Quarter: -15.79%, Q3 2002

2006 Total Return as of March 31: 3.58%

Average Annual Total Returns (%) as of 12/31/2005

                          1 Year            5 Years             Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class B      -0.46               4.21                    4.87
--------------------------------------------------------------------------------
Index 1                    4.91               0.54                    3.09
--------------------------------------------------------------------------------
Index 2                    6.47               3.76                    5.75
--------------------------------------------------------------------------------

Index 1: The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2: The S&P Financial Index is an unmanaged index generally representative of the financial stock market.

*    Since 5/4/98. Index comparisons begin 4/30/98.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses                                                     0.29
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    1.29
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                  1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares            $131           $409           $708          $1,559
--------------------------------------------------------------------------------


The Portfolio Managers

The portfolio's subadvisor is Dreman Value Management L.L.C. The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:


David N. Dreman                           F. James Hutchinson
Chairman and CIO of the subadvisor and    Managing Director of the subadvisor
Lead Manager of the portfolio.            and Portfolio Manager of the
  o   Began investment career in 1957.    portfolio.
  o   Joined the portfolio in 1998.         o   Began investment career in 1986.
  o   Founder and Chairman, Dreman Value    o   Joined the portfolio in 2001.
      Management L.L.C. since 1977.         o   Prior to joining Dreman Value
                                                Management, L.L.C. in 2000,
                                                associated with The Bank of
                                                New York for over 30 years in
                                                both the corporate finance and
                                                trust/investment management
                                                areas, including President of
                                                The Bank of New York (NJ).

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Dreman Financial Services VIP -- Class B

Years Ended December 31,                      2005      2004     2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period        $13.57   $12.31    $ 9.78   $10.57
--------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)^b               .21     .18       .14      .06
--------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)    (.29)    1.22      2.53    (.85)
   on investment transactions
--------------------------------------------------------------------------------
   Total from investment operations           (.08)    1.40      2.67    (.79)
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income                      (.19)   (.14)     (.14)        --
--------------------------------------------------------------------------------
Net asset value, end of period              $13.30   $13.57    $12.31   $ 9.78
--------------------------------------------------------------------------------
Total Return (%)                              (.46)   11.50     27.73   (7.47)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)           18      17         9       .4
--------------------------------------------------------------------------------
Ratio of expenses (%)                          1.29    1.22      1.25    1.08*
--------------------------------------------------------------------------------
Ratio of net investment income (%)             1.70    1.41      1.45    1.33*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                      27       8         7       13
--------------------------------------------------------------------------------

^a For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

*    Annualized

**   Not annualized

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

o The advisor or subadvisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest. For Scudder Money Market Portfolio, such determination will be made pursuant to procedures adopted by the Board.

The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The portfolios' Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Investment Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, or the subadvisor makes the portfolio's investment decisions, buy and sell securities for the portfolio and conduct research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM or the subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The portfolio's shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustees' approval of the portfolio's investment management agreement and subadvisory agreement (see "Shareholder reports" on the back cover).

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio's average daily net assets:

Portfolio Name                                      Fee Paid
--------------------------------------------------------------------------------
DWS Dreman Financial Services VIP                     0.75%
--------------------------------------------------------------------------------

Portfolio Subadvisor

Dreman Value Management L.L.C., 520 East Cooper Avenue, Aspen, Colorado, is the subadvisor to DWS Dreman Financial Services VIP and receives a fee for its services from DeIM. Founded in 1977, Dreman Value Management L.L.C. currently manages over $11 billion in assets. DeIM pays a fee to Dreman Value Management L.L.C. for acting as subadvisor to DWS Dreman Financial Services VIP.

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

       DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

       Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws
       (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

--------------------------------------------------------------------------------

Your Investment in the Portfolio

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


Policies about transactions

The information in this prospectus applies to Class B shares of the portfolio. Class B shares are offered at net asset value and are subject to a 12b-1 fee. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of DWS Variable Series II (which includes the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, a portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, DWS Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the financial advisor's recommendation of the portfolio.

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio's shareholders.

o Currently, the Board of Trustees of DWS Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. To the extent that the portfolio invests in such securities, the risks may be more pronounced for certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage").

The portfolio discourages short-term and excessive trading. The portfolio will take steps to detect and deter short-term and excessive trading pursuant to the portfolio's policies as described in this prospectus and approved by the Board.

The portfolio's policies include:

o the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio; and

o the portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolio reserves the right to terminate a separate account's ability to invest in the portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. It is important to note that the advisor and the portfolio does not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the portfolio.

The portfolio's policies and procedures may be modified or terminated at any time.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio.

How the Portfolio Calculates Share Price

To calculate net asset value per share, or NAV, the portfolio uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
             --------------------------------------------   = NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If the portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of the portfolio's share.

The discussion above is generally based on the assumption that shares of the portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

Marketing and Distribution Fees

DWS Scudder Distributors, Inc., a subsidiary of the investment advisor, is the portfolio's distributor.

DWS Variable Series II has adopted a 12b-1 plan for all Class B shares. Under the plan, DWS Variable Series II may make quarterly payments to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than the participating insurance company itself.

Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.

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--------------------------------------------------------------------------------

To Get More Information


Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482, or contact DWS Scudder at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.


DWS Scudder Distributors, Inc.               SEC

222 South Riverside Plaza                    100 F Street, N.E.
Chicago, IL 60606-5808                       Washington, D.C. 20549-2001
(800) 778-1482                               (202) 551-5850

                                             www.sec.gov






                                             SEC File #
--------------------------------------------------------------------------------
DWS Variable Series II                       811-5002
--------------------------------------------------------------------------------

                                  MAY 1, 2006





                                   PROSPECTUS




                             DWS VARIABLE SERIES II
                      (formerly Scudder Variable Series II)





                                 CLASS B SHARES







--------------------------------------------------------------------------------

                        DWS Dreman High Return Equity VIP
               (formerly SVS Dreman High Return Equity Portfolio)


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.





                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------

Table of Contents

How the Portfolio Works                      Your Investment in the Portfolio

  3   DWS Dreman High Return Equity VIP       12   Buying and Selling Shares

  8   Other Policies and Risks                14   How the Portfolio Calculates Share Price

  8   Investment Advisor                      14   Distributions

  9   Portfolio Subadvisor                    14   Taxes

How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down and you could lose money by investing in the portfolio.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS Dreman High Return Equity VIP

(formerly SVS Dreman High Return Equity Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks to achieve a high rate of total return.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities. The portfolio focuses on stocks of large US companies that are similar in size to the companies in the S&P 500 Index (as of March 31, 2006, the S&P 500 Index had a median market capitalization of $11.74 billion) and that the portfolio managers believe are undervalued. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the portfolio can invest in stocks of any economic sector, at times it may emphasize the financial services sector or other sectors (in fact, it may invest more than 25% of total assets in a single sector).

The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth and income.

The managers assemble the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The managers may favor securities from different sectors and industries at different times, while still maintaining variety in terms of industries and companies represented.

The portfolio normally will sell a stock when it reaches a target price, its fundamental factors have changed or when other investments offer better opportunities.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

The portfolio may invest up to 20% of net assets in US dollar-denominated American Depository Receipts and in securities of foreign companies traded principally in securities markets outside the US.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may also use derivatives in circumstances where the portfolio believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Value Investing Risk. As with any investment strategy, the "value" strategy used in managing the portfolio's portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio may serve investors with long-term goals who are interested in a large-cap value portfolio that may focus on certain sectors of the economy.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                                     -11.38      30.19       1.44      -18.25      31.60      13.53       7.51

-------------------------------------------------------------------------------------------------------------------
                                      1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 20.65%, Q2 2003                   Worst Quarter: -17.44%, Q3 2002

2006 Total Return as of March 31: 2.71%

Average Annual Total Returns (%) as of 12/31/2005

                                    1 Year        5 Years       Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class B                 7.51          5.90              6.13
--------------------------------------------------------------------------------
Index                                4.91          0.54              3.09
--------------------------------------------------------------------------------

Index: The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

*    Since 5/4/98. Index comparison begins 4/30/98.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class B
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.73%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses                                                     0.19
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    1.17
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares              $119           $372           $644          $1,420
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio's subadvisor is Dreman Value Management L.L.C. The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:


David N. Dreman                           F. James Hutchinson
Chairman and CIO of the subadvisor and    Managing Director of the subadvisor
Co-Manager of the portfolio.              and Co-Manager of the portfolio.
  o   Began investment career in 1957.      o   Began investment career in 1986.
  o   Joined the portfolio in 1998.         o   Joined the portfolio in 2002.
  o   Founder and Chairman, Dreman Value    o   Prior to joining Dreman Value
      Management L.L.C. since 1977.             Management, L.L.C. in 2000,
                                                associated with The Bank of
                                                New York for over 30 years in
                                                both the corporate finance and
                                                trust/investment management
                                                areas, including President of
                                                The Bank of New York (NJ).

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Dreman High Return Equity VIP -- Class B

Years Ended December 31,                      2005      2004     2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period        $12.63   $11.27    $ 8.75   $ 9.57
--------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)^b               .19     .18       .16      .18
--------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)      .75    1.33      2.53   (1.00)
   on investment transactions
--------------------------------------------------------------------------------
   Total from investment operations             .94    1.51      2.69    (.82)
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income                      (.18)   (.15)     (.17)        --
--------------------------------------------------------------------------------
Net asset value, end of period              $13.39   $12.63    $11.27   $ 8.75
--------------------------------------------------------------------------------
Total Return (%)                               7.51   13.53     31.60   (8.57)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)          135     117        66        2
--------------------------------------------------------------------------------
Ratio of expenses (%)                          1.17    1.16      1.18    1.05*
--------------------------------------------------------------------------------
Ratio of net investment income (%)             1.45    1.58      1.75    4.30*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                      10       9        18       17
--------------------------------------------------------------------------------

^a For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

*    Annualized

**   Not annualized

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

o The advisor or subadvisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest.

The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The portfolios' Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Investment Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, or the subadvisor makes the portfolio's investment decisions, buy and sell securities for the portfolio and conduct research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM or the subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The portfolio's shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustees' approval of the portfolio's investment management agreement and subadvisory agreement (see "Shareholder reports" on the back cover).

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio's average daily net assets:


Portfolio Name                                        Fee Paid
--------------------------------------------------------------------------------
DWS Dreman High Return Equity VIP                     0.73%
--------------------------------------------------------------------------------

Portfolio Subadvisor

Dreman Value Management L.L.C., 520 East Cooper Avenue, Aspen, Colorado, is the subadvisor to the portfolio and receives a fee for its services from DeIM. Founded in 1977, Dreman Value Management L.L.C. currently manages over $11 billion in assets. DeIM pays a fee to Dreman Value Management L.L.C. for acting as subadvisor to DWS Dreman High Return Equity VIP.

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

       DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

       Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws
       (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

--------------------------------------------------------------------------------

Your Investment in the Portfolio

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


Policies about transactions

The information in this prospectus applies to Class B shares of the portfolio. Class B shares are offered at net asset value and are subject to a 12b-1 fee. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of DWS Variable Series II (which includes the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, a portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, DWS Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the financial advisor's recommendation of the portfolio.

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio's shareholders.

o Currently, the Board of Trustees of DWS Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. To the extent that the portfolio invests in such securities, the risks may be more pronounced for certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage").

The portfolio discourages short-term and excessive trading. The portfolio will take steps to detect and deter short-term and excessive trading pursuant to the portfolio's policies as described in this prospectus and approved by the Board.

The portfolio's policies include:

o the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio; and

o the portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolio reserves the right to terminate a separate account's ability to invest in the portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. It is important to note that the advisor and the portfolio does not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the portfolio.

The portfolio's policies and procedures may be modified or terminated at any time.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio.

How the Portfolio Calculates Share Price

To calculate net asset value per share, or NAV, the portfolio uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
             --------------------------------------------  = NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If the portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of the portfolio's share.

The discussion above is generally based on the assumption that shares of the portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

Marketing and Distribution Fees

DWS Scudder Distributors, Inc., a subsidiary of the investment advisor, is the portfolio's distributor.

DWS Variable Series II has adopted a 12b-1 plan for all Class B shares. Under the plan, DWS Variable Series II may make quarterly payments to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than the participating insurance company itself.

Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482, or contact DWS Scudder at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.


DWS Scudder Distributors, Inc.               SEC

222 South Riverside Plaza                    100 F Street, N.E.
Chicago, IL 60606-5808                       Washington, D.C. 20549-2001
(800) 778-1482                               (202) 551-5850

                                             www.sec.gov




                                             SEC File #
--------------------------------------------------------------------------------
DWS Variable Series II                       811-5002
--------------------------------------------------------------------------------

                                 MAY 1, 2006





                                   PROSPECTUS




                             DWS VARIABLE SERIES II
                      (formerly Scudder Variable Series II)





                                 CLASS B SHARES







--------------------------------------------------------------------------------

                         DWS Dreman Small Cap Value VIP
                 (formerly SVS Dreman Small Cap Value Portfolio)


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------

Table of Contents

How the Portfolio Works                     Your Investment in the Portfolio

  3   DWS Dreman Small Cap Value VIP         12   Buying and Selling Shares

  8   Other Policies and Risks               14   How the Portfolio Calculates Share Price

  8   Investment Advisor                     14   Distributions

  9   Portfolio Subadvisor                   14   Taxes

How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down and you could lose money by investing in the portfolio.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS Dreman Small Cap Value VIP

(formerly SVS Dreman Small Cap Value Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small US companies, which the portfolio defines as companies that are similar in market value to those in the Russell 2000 Value Index (as of March 31, 2006, the Russell 2000 Value Index had a median market capitalization of $656 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

The portfolio managers begin their stock selection process by screening stocks of small companies with below market price-to-earnings (P/E) ratios. The managers then seek companies with a low price compared to the book value, cash flow and yield and analyze individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group, the managers then complete their fundamental analysis and make their buy decisions from a group of the most attractive stocks, drawing on analysis of economic outlooks for various industries. The managers may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities and issuers represented.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The managers will normally sell a stock when it no longer qualifies as a small company, when its P/E rises above that of the Index, its fundamentals change or other investments offer better opportunities.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 20% of net assets in foreign securities.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case the small company portion of the US stock market. When small company stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Value Investing Risk. As with any investment strategy, the "value" strategy used in managing the portfolio's portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Small Company Risk. To the extent that the portfolio invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price than the stocks of larger companies. A shortage of reliable information, typical with small company investing, can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. In addition, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell. Finally, the valuation of such securities often depends on future expectations.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio is designed for value-oriented investors who are interested in small-cap market exposure.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio, operated with a different investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio's current policies and advisory agreement had been in effect.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

               21.43      -11.47      2.54        3.79      17.37      -11.63      41.65      25.52       9.78

-------------------------------------------------------------------------------------------------------------------
                1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 21.63%, Q2 2003                   Worst Quarter: -22.52%, Q3 1998

2006 Total Return as of March 31: 14.52%

Average Annual Total Returns (%) as of 12/31/2005

                          1 Year            5 Years             Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class B       9.78              15.15                   9.26
--------------------------------------------------------------------------------
Index                      4.71              13.55                  12.74
--------------------------------------------------------------------------------

Index: The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

*    Since 5/1/96. Index comparison begins 4/30/96.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses                                                     0.19
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    1.19
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares               $121           $378           $654          $1,448
--------------------------------------------------------------------------------


The Portfolio Managers

The portfolio's subadvisor is Dreman Value Management, L.L.C. The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:


David N. Dreman                           Nelson Woodward
Chairman and CIO of the subadvisor        Managing Director of the subadvisor
and Co-Manager of the portfolio.          and Co-Manager of the portfolio.
  o   Began investment career in 1957.      o   Began investment career in 1957.
  o   Joined the portfolio in 2002.         o   Joined the portfolio in 2002.
  o   Founder and Chairman,
      Dreman Value Management,
      L.L.C. since 1977.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio, operated with a different goal and investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio's current policies and advisory agreement had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Dreman Small Cap Value VIP -- Class B

Years Ended December 31,                      2005      2004     2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period        $20.01   $16.03    $11.65   $13.86
--------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)^b               .11     .10       .13      .17
--------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)     1.66    3.97      4.56   (2.38)
   on investment transactions
--------------------------------------------------------------------------------
   Total from investment operations            1.77    4.07      4.69   (2.21)
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income                      (.07)   (.09)     (.12)        --
--------------------------------------------------------------------------------
   Net realized gain on investment           (1.78)       --     (.19)        --
   transactions
--------------------------------------------------------------------------------
   Total distributions                       (1.85)   (.09)     (.31)        --
--------------------------------------------------------------------------------
Net asset value, end of period              $19.93   $20.01    $16.03   $11.65
--------------------------------------------------------------------------------
Total Return (%)                              9.78   25.52     41.65   (15.95)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)           83      71        32        1
--------------------------------------------------------------------------------
Ratio of expenses (%)                          1.19    1.16      1.19    1.06*
--------------------------------------------------------------------------------
Ratio of net investment income (%)              .56     .59      1.07    3.01*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                      61      73        71       86
--------------------------------------------------------------------------------

^a For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

*    Annualized

**   Not annualized

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

o The advisor or subadvisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest.

The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Investment Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, or the subadvisor makes the portfolio's investment decisions, buy and sell securities for the portfolio and conduct research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM or the subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The portfolio's shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustees' approval of the portfolio's investment management agreement and subadvisory agreement (see "Shareholder reports" on the back cover).

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio's average daily net assets:

Portfolio Name                                                      Fee Paid
--------------------------------------------------------------------------------
DWS Dreman Small Cap Value VIP                                         0.75%
--------------------------------------------------------------------------------

Portfolio Subadvisor

Dreman Value Management L.L.C., 520 East Cooper Avenue, Aspen, Colorado, is the subadvisor to the portfolio and receives a fee for its services from DeIM. Founded in 1977, Dreman Value Management L.L.C. currently manages over $11 billion in assets. DeIM pays a fee to Dreman Value Management L.L.C. for acting as subadvisor to DWS Dreman Small Cap Value VIP.

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

       DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

       Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws
       (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

--------------------------------------------------------------------------------

Your Investment in the Portfolio

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.

Policies about transactions

The information in this prospectus applies to Class B shares of the portfolio. Class B shares are offered at net asset value and are subject to a 12b-1 fee. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of DWS Variable Series II (which includes the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, a portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, DWS Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the financial advisor's recommendation of the portfolio.

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio's shareholders.

o Currently, the Board of Trustees of DWS Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. To the extent that the portfolio invests in such securities, the risks may be more pronounced for certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage").

The portfolio discourages short-term and excessive trading. The portfolio will take steps to detect and deter short-term and excessive trading pursuant to the portfolio's policies as described in this prospectus and approved by the Board.

The portfolio's policies include:

o the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio; and

o the portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolio reserves the right to terminate a separate account's ability to invest in the portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. It is important to note that the advisor and the portfolio does not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the portfolio.

The portfolio's policies and procedures may be modified or terminated at any time.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio.

How the Portfolio Calculates Share Price

To calculate net asset value per share, or NAV, the portfolio uses the following equation:

                        TOTAL ASSETS - TOTAL LIABILITIES
                  --------------------------------------------  = NAV
                       TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If the portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of the portfolio's share.

The discussion above is generally based on the assumption that shares of the portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

Marketing and Distribution Fees

DWS Scudder Distributors, Inc., a subsidiary of the investment advisor, is the portfolio's distributor.

DWS Variable Series II has adopted a 12b-1 plan for all Class B shares. Under the plan, DWS Variable Series II may make quarterly payments to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than the participating insurance company itself.

Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482, or contact DWS Scudder at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.


DWS Scudder Distributors, Inc.               SEC

222 South Riverside Plaza                    100 F Street, N.E.
Chicago, IL 60606-5808                       Washington, D.C. 20549-2001
(800) 778-1482                               (202) 551-5850

                                             www.sec.gov






                                             SEC File #
--------------------------------------------------------------------------------
DWS Variable Series II                       811-5002
--------------------------------------------------------------------------------

                                  MAY 1, 2006





                                   PROSPECTUS




                             DWS VARIABLE SERIES II
                      (formerly Scudder Variable Series II)





                                 CLASS B SHARES







--------------------------------------------------------------------------------

                             DWS Global Thematic VIP
                  (formerly Scudder Global Blue Chip Portfolio)


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.




                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------

Table of Contents

How the Portfolio Works           Your Investment in the Portfolio

  3   DWS Global Thematic VIP      12   Buying and Selling Shares

  8   Other Policies and Risks     14   How the Portfolio Calculates Share Price

  8   Investment Advisor           14   Distributions

                                   14   Taxes

How the Portfolio Works


The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down and you could lose money by investing in the portfolio.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS Global Thematic VIP

(formerly Scudder Global Blue Chip Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital growth.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of companies throughout the world that the portfolio manager considers to be "blue chip" companies. Blue chip companies are large, well known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industries and strong management.

In seeking investment opportunities, the portfolio manager views the globe as a single integrated marketplace, examining all regions and countries. The manager seeks to identify global trends -- or themes -- that can help identify stocks that may benefit over the long term. Using these themes as a guide, the manager then builds the portfolio from the bottom up, choosing what he believes are the best companies, regardless of geographic boundaries.

The manager may favor securities from different companies and industries at different times, while still maintaining variety in terms of the companies and industries represented.

The portfolio normally will sell a stock when the manager believes it has reached its fair value, when its fundamental factors have changed or when adjusting its exposure to a given country or industry.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% policy.

Other Investments

While most of the portfolio's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The portfolio may also invest up to 5% of total assets in junk bonds, (i.e., grade BB/Ba and below). Compared to investment grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case US and foreign stock markets. When US and foreign stock prices fall, especially prices of large company stocks, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Another factor that could affect performance is:

o the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different securities, geographical trends or other matters.

If you are interested in large-cap stocks and want to look beyond US markets, this portfolio may be appropriate for you.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                                      26.39      -3.60      -15.69     -16.10      28.96      14.33       22.50

-------------------------------------------------------------------------------------------------------------------
                                      1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 18.29%, Q4 1999                   Worst Quarter: -16.07%, Q3 2002

2006 Total Return as of March 31: 13.09%

Average Annual Total Returns (%) as of 12/31/2005

                              1 Year           5 Years          Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class B           22.50            5.05                5.65
--------------------------------------------------------------------------------
Index                           9.49            2.18                3.50
--------------------------------------------------------------------------------

Index: The MSCI World Index is an unmanaged capitalization-weighted measure of stock markets around the world, including North America, Europe, Australia and Asia.

*    Since 5/5/98. Index comparison begins 4/30/98.

Total returns would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     1.00%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses                                                     0.54
--------------------------------------------------------------------------------
Total Annual Operating Expenses(1)                                 1.79
--------------------------------------------------------------------------------

(1) Pursuant to their respective agreements with DWS Variable Series II, the advisor, the underwriter and the accounting agent have agreed, through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of DWS Global Thematic VIP to 1.44%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                 1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares           $182           $563           $970          $2,105
--------------------------------------------------------------------------------

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:


Oliver Kratz
Managing Director of Deutsche Asset Management and Lead Manager of the portfolio.
  o Joined Deutsche Asset Management in 1996 and the portfolio in 2003.
  o Head of global portfolio selection team for Alpha Emerging Markets Equity: New York.
  o Prior to that, two years of experience at Merrill Lynch, Brown Brothers Harriman and McKinsey & Co.; authored Frontier Emerging Markets Securities Price Behavior and Valuation; Kluwers Academic Publishers, 1999.
  o BA, Tufts University and Karlova Universidad; MALD and Ph.D, The Fletcher School, administered jointly by Harvard University and Tufts University.

The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Global Thematic VIP -- Class B

Years Ended December 31,                      2005      2004     2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period        $11.78   $10.38    $ 8.06   $ 8.98
--------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)^b               .07    .00^d      .04      .02
--------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)     2.58    1.48      2.29    (.94)
   on investment transactions
--------------------------------------------------------------------------------
   Total from investment operations            2.65    1.48      2.33    (.92)
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income                          --   (.08)     (.01)     --
--------------------------------------------------------------------------------
Net asset value, end of period              $14.43   $11.78    $10.38   $ 8.06
--------------------------------------------------------------------------------
Total Return (%)                          22.50^c   14.33    28.96^c   (10.24)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)           20      13         6       .2
--------------------------------------------------------------------------------
Ratio of expenses before expense               1.79    1.84      1.87    1.60*
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense                1.65    1.83      1.64    1.60*
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income (%)              .61     .02       .55     .49*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                      95      81        65       41
--------------------------------------------------------------------------------

^a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

^c   Total return would have been lower had certain expenses not been reduced.

^d   Amount is less than $.005 per share.

*    Annualized

**   Not annualized

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

o The advisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor will determine whether selling it would be in the portfolio's best interest.

The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The portfolios' Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Investment Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, or the subadvisor makes the portfolio's investment decisions, buy and sell securities for the portfolio and conduct research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The portfolio's shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustees' approval of the portfolio's investment management agreement (see "Shareholder reports" on the back cover).

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio's average daily net assets:

Portfolio Name                                       Fee Paid
--------------------------------------------------------------------------------
DWS Global Thematic VIP*                              0.87%
--------------------------------------------------------------------------------

* Reflecting the effect of expense limitations and/or fee waivers then in effect.

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

       DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

       Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws
       (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

--------------------------------------------------------------------------------

Your Investment in the Portfolio

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


Policies about transactions

The information in this prospectus applies to Class B shares of the portfolio. Class B shares are offered at net asset value and are subject to a 12b-1 fee. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of DWS Variable Series II (which includes the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, a portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, DWS Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the financial advisor's recommendation of the portfolio.

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio's shareholders.

o Currently, the Board of Trustees of DWS Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. To the extent that the portfolio invests in such securities, the risks may be more pronounced for certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage").

The portfolio discourages short-term and excessive trading. The portfolio will take steps to detect and deter short-term and excessive trading pursuant to the portfolio's policies as described in this prospectus and approved by the Board.

The portfolio's policies include:

o the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio; and

o the portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolio reserves the right to terminate a separate account's ability to invest in the portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. It is important to note that the advisor and the portfolio does not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the portfolio.

The portfolio's policies and procedures may be modified or terminated at any time.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio.

How the Portfolio Calculates Share Price

To calculate net asset value per share, or NAV, the portfolio uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
             --------------------------------------------  = NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from their net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If the portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of the portfolio's share.

The discussion above is generally based on the assumption that shares of the portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

Marketing and Distribution Fees

DWS Scudder Distributors, Inc., a subsidiary of the investment advisor, is the portfolio's distributor.

DWS Variable Series II has adopted a 12b-1 plan for all Class B shares. Under the plan, DWS Variable Series II may make quarterly payments to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than the participating insurance company itself.

Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482, or contact DWS Scudder at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.


DWS Scudder Distributors, Inc.               SEC

222 South Riverside Plaza                    100 F Street, N.E.
Chicago, IL 60606-5808                       Washington, D.C. 20549-2001
(800) 778-1482                               (202) 551-5850

                                             www.sec.gov






                                             SEC File #
--------------------------------------------------------------------------------
DWS Variable Series II                       811-5002
--------------------------------------------------------------------------------

                                  MAY 1, 2006





                                   PROSPECTUS




                             DWS VARIABLE SERIES II
                      (formerly Scudder Variable Series II)





                                 CLASS B SHARES







--------------------------------------------------------------------------------


                     DWS Government & Agency Securities VIP
           (formerly Scudder Government & Agency Securities Portfolio)


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.



                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------

Table of Contents

How the Portfolio Works                          Your Investment in the Portfolio

  3   DWS Government & Agency Securities VIP      12   Buying and Selling Shares

  8   Other Policies and Risks                    14   How the Portfolio Calculates Share Price

  8   Investment Advisor                          14   Distributions

                                                  14   Taxes

How the Portfolio Works


The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down and you could lose money by investing in the portfolio.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS Government & Agency Securities VIP

(formerly Scudder Government & Agency Securities Portfolio)

The Portfolio's Main Investment Strategy
The portfolio seeks high current income consistent with preservation of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities. US government-related debt instruments in which the portfolio may invest include:

o  direct obligations of the US Treasury;

o securities such as Ginnie Maes which are mortgage-backed securities issued and guaranteed by the Government National Mortgage Association (GNMA) and supported by the full faith and credit of the United States; and

o securities issued or guaranteed, as to their payment of principal and interest, by US government agencies or government sponsored entities, some of which may be supported only by the credit of the issuer.

The portfolio normally invests all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities, except the portfolio may invest up to 10% of its net assets in cash equivalents, such as money market funds, and short-term bond funds. These securities may not be issued or guaranteed by the US government, its agencies or instrumentalities. The portfolio may use derivative instruments as described in "Other Investments."

In deciding which types of government bonds to buy and sell, the portfolio manager first considers the relative attractiveness of Treasuries compared to other US government and agency securities and determine allocations for each. His decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, the manager reviews each bond's fundamentals, compares the yields of shorter maturity bonds to those of longer maturity bonds and uses specialized analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

The manager may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on his outlook for interest rates.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Credit Quality Policies

This portfolio normally invests substantially all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.

Other Investments

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio focuses its investments on mortgage-related securities, it is more vulnerable to both of these risks.

Agency Risk. Some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality while other government securities have an additional line of credit with the US Treasury. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. The full faith and credit guarantee of the US government doesn't protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Another factor that could affect performance is:

o the manager could be incorrect in his analysis of economic trends, the relative attractiveness of different securities or other matters.

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by US government securities.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

    2.30        8.69       6.76       0.43       10.65       7.22       7.81        1.83       3.36       2.24

-------------------------------------------------------------------------------------------------------------------
    1996        1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 4.07%, Q3 2001                    Worst Quarter: -2.05%, Q1 1996

2006 Total Return as of March 31: -0.24%

Average Annual Total Returns (%) as of 12/31/2005

                               1 Year         5 Years             10 Years
--------------------------------------------------------------------------------
Portfolio -- Class B            2.24           4.46                 5.08
--------------------------------------------------------------------------------
Index                           3.21           5.43                 6.19
--------------------------------------------------------------------------------

Index: The Lehman Brothers GNMA Index is an unmanaged market value-weighted measure of all fixed rate securities backed by mortgage pools of the Government National Mortgage Association.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                          Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.55%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses                                                     0.22
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    1.02
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                         1 Year       3 Years        5 Years     10 Years
--------------------------------------------------------------------------------
Class B shares                  $104           $325          $563        $1,248
--------------------------------------------------------------------------------

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:


William Chepolis, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
  o   Joined Deutsche Asset Management in 1998 after
      13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.
  o   Senior Portfolio Manager for Mortgage Backed
      Securities: New York.
  o   Joined the portfolio in 2002.
  o   BIS, University of Minnesota.

The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Government & Agency Securities VIP -- Class B

Years Ended December 31,                      2005      2004     2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period        $12.52   $12.51    $12.82   $12.36
--------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income^b                      .47     .40       .27      .31
--------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)    (.21)     .02     (.04)      .15
   on investment transactions
--------------------------------------------------------------------------------
   Total from investment operations             .26     .42       .23      .46
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income                      (.45)   (.30)     (.32)        --
--------------------------------------------------------------------------------
   Net realized gain on investment            (.10)   (.11)     (.22)        --
   transactions
--------------------------------------------------------------------------------
   Total distributions                        (.55)   (.41)     (.54)        --
--------------------------------------------------------------------------------
Net asset value, end of period              $12.23   $12.52    $12.51   $12.82
--------------------------------------------------------------------------------
Total Return (%)                              2.24^e   3.36^d      1.83   3.72**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)           47      49        38        3
--------------------------------------------------------------------------------
Ratio of expenses (%)                          1.02    1.00       .98     .84*
--------------------------------------------------------------------------------
Ratio of net investment income (%)             3.78    3.21      2.13    4.95*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                   191^c    226^c     511^c    534^c
--------------------------------------------------------------------------------

^a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

^c The portfolio turnover rate including mortgage dollar roll transactions was 325%, 391%, 536% and 651% for the periods ended December 30, 2005, December 31, 2004, December 31, 2003 and December 31, 2002, respectively.

^d Reimbursement of $2,420 due to disposal of investments in violation of restrictions had no effect on total return.

^e Reimbursement of $234 due to disposal of investments in violation of restrictions had no effect on total return.

*    Annualized

**   Not annualized

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

o The advisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor will determine whether selling it would be in the portfolio's best interest.

The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The portfolios' Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Investment Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The portfolio's shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustees' approval of the portfolio's investment management agreement (see "Shareholder reports" on the back cover).

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio's average daily net assets:

Portfolio Name                                       Fee Paid
--------------------------------------------------------------------------------
DWS Government & Agency Securities VIP                0.55%
--------------------------------------------------------------------------------

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

       DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

       Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws
       (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

--------------------------------------------------------------------------------

Your Investment in the Portfolio

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


Policies about transactions

The information in this prospectus applies to Class B shares of the portfolio. Class B shares are offered at net asset value and are subject to a 12b-1 fee. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of DWS Variable Series II (which includes the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, a portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, DWS Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the financial advisor's recommendation of the portfolio.

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio's shareholders.

o Currently, the Board of Trustees of DWS Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. To the extent that the portfolio invests in such securities, the risks may be more pronounced for certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage").

The portfolio discourages short-term and excessive trading. The portfolio will take steps to detect and deter short-term and excessive trading pursuant to the portfolio's policies as described in this prospectus and approved by the Board.

The portfolio's policies include:

o the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio; and

o the portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolio reserves the right to terminate a separate account's ability to invest in the portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. It is important to note that the advisor and the portfolio does not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the portfolio.

The portfolio's policies and procedures may be modified or terminated at any time.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio.

How the Portfolio Calculates Share Price

To calculate net asset value per share, or NAV, the portfolio uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
             --------------------------------------------   = NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If the portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of the portfolio's share.

The discussion above is generally based on the assumption that shares of the portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

Marketing and Distribution Fees

DWS Scudder Distributors, Inc., a subsidiary of the investment advisor, is the portfolio's distributor.

DWS Variable Series II has adopted a 12b-1 plan for all Class B shares. Under the plan, DWS Variable Series II may make quarterly payments to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than the participating insurance company itself.

Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482, or contact DWS Scudder at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.


DWS Scudder Distributors, Inc.               SEC

222 South Riverside Plaza                    100 F Street, N.E.
Chicago, IL 60606-5808                       Washington, D.C. 20549-2001
(800) 778-1482                               (202) 551-5850

                                             www.sec.gov





                                             SEC File #
--------------------------------------------------------------------------------
DWS Variable Series II                       811-5002
--------------------------------------------------------------------------------

                                  MAY 1, 2006





                                   PROSPECTUS




                             DWS VARIABLE SERIES II
                      (formerly Scudder Variable Series II)





                                 CLASS B SHARES







--------------------------------------------------------------------------------

                            DWS Growth Allocation VIP
                  (formerly Scudder Growth Strategy Portfolio)


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.




                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------

Table of Contents


How the Portfolio Works           Your Investment in the Portfolio

  3   DWS Growth Allocation VIP    14   Buying and Selling Shares

 10   Other Policies and Risks     16   How the Portfolio Calculates Share Price

 10   Investment Advisor           16   Distributions

                                   16   Taxes

How the Portfolio Works


The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down and you could lose money by investing in the portfolio.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS Growth Allocation VIP

(formerly Scudder Growth Strategy Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital. It does this by investing in a portfolio of other DWS portfolios ("underlying portfolios") that invest across a range of asset classes, utilizing a wide variety of securities and investment styles. The portfolio will always invest in the share class of an underlying portfolio with the lowest fees and expenses.

For DWS Growth Allocation VIP, the portfolio's target allocation is as follows:

o 25% in underlying portfolios which invest primarily in fixed-income securities of all credit qualities and maturities ("fixed-income portfolios").

o 75% in underlying portfolios which invest primarily in equity securities of all capitalization levels ("equity portfolios").

The portfolio managers have the flexibility to adjust this allocation within the following ranges:

o  20-40% in fixed-income portfolios.

o  60-80% in equity portfolios.

While the actual allocation may vary, the portfolio managers expect that over the long term it will average out to be similar to the target allocation.

The portfolio managers regularly review the actual allocation and may adjust it in seeking to take advantage of current or expected market conditions or to manage risk. In making their allocation decisions, the managers use a proprietary mix of qualitative and quantitative inputs to arrive at a view for the securities markets and segments of those markets. Based on the desired exposure to particular investments and a thorough risk analysis, the managers then decide which portfolios to use as underlying portfolios and in which proportions.

It is expected that, in the future, the managers may invest in instruments, commonly called "derivatives," including, but not limited to, futures and forward currency exchange contracts, to attempt to manage risk and enhance returns. Derivatives may be used to hedge the portfolio against price fluctuations and otherwise reduce risk. Derivatives may also be used to increase the portfolio's exposure to certain markets in an attempt to enhance returns. These strategies may be used separately or in combination. The managers may also use these derivatives strategies to help maintain cash reserves or otherwise liquid assets to meet shareholder redemptions, or for other needs, while maintaining exposure to the markets. The managers will determine which derivative instruments to purchase by using a quantitative strategy that incorporates data from various international markets. The strategy seeks to shift the emphasis on the portfolio's holdings in response to short- and medium-term changes in global markets. The use of the strategy is subject to Board approval. Shareholders will be notified prior to the use of the strategy.

The underlying portfolios use a broad array of investment styles. These portfolios can buy many types of securities, among them common stocks of companies of any size, corporate bonds of varying credit quality, US government and agency bonds, mortgage- and asset-backed securities, money market instruments and others. These securities are mainly from US issuers but may be, to a more limited extent, from foreign issuers.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments. The portfolio's allocations among the underlying portfolios will change over time, causing corresponding changes in the portfolio's risk profile.

Asset Allocation Risk. Although asset allocation among different asset classes generally limits risk and exposure to any one class, the risk remains that the investment advisor may favor an asset class that performs poorly relative to the other asset classes. For example, deteriorating stock market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market. Under these circumstances, if the portfolio was invested primarily in underlying portfolios that emphasize stocks, it would perform poorly relative to a portfolio invested primarily in bonds.

Reallocation Risk. From time to time, one or more underlying portfolios may experience relatively large investments or redemptions due to reallocations or rebalancings of the portfolios by the managers. These transactions will affect the underlying portfolios, since underlying portfolios that experience redemptions as a result of reallocations or rebalancings may have to sell securities and underlying portfolios that receive additional cash will have to invest such cash. In addition, a large redemption by a portfolio in a specific underlying portfolio could also hurt the performance of another portfolio currently invested in the same underlying portfolio. While it is impossible to predict the overall impact of these transactions over time, there could also be adverse effects on a portfolio's performance to the extent that the underlying portfolios may be required to sell securities or invest cash at times when they would otherwise not do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs for the underlying portfolios. The managers are committed to minimizing such impact on the underlying portfolios to the extent consistent with pursuing the investment objective of a portfolio. The managers will at all times monitor the impact on the underlying portfolios of transactions by a portfolio.

Focused Investment Risk. Overall risk can be reduced by industry or geographic diversification, and increased by focusing investments in a limited number of geographic regions or in industries with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services). An underlying portfolio that focuses its investments in the securities of issuers in industries with high positive correlations to one another may be particularly vulnerable to events affecting companies in those industries because the companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political, or other developments. Similarly, underlying portfolios that invest significant portions of their assets in a narrowly defined geographic region or in a particular foreign country may be particularly vulnerable to events affecting companies located in that region or country because the companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Stock Market Risk. An important factor for the underlying portfolios is how stock markets perform. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments an underlying portfolio makes and the underlying portfolio may not be able to get attractive prices for them.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value an underlying portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. An underlying portfolio may invest in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of an underlying portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by an underlying portfolio may prepay principal earlier than scheduled, forcing the underlying portfolio to reinvest in lower yielding securities. Prepayment may reduce the underlying portfolio's income. As interest rates increase, fewer issuers tend to prepay, which may extend the average life of fixed income securities and have the effect of locking in a below-market interest rate, increasing the underlying portfolio's effective duration and reducing the value of the security. Because an underlying portfolio may invest in mortgage-related securities, the portfolio is more vulnerable to both of these risks.

Credit Risk. An underlying portfolio purchasing bonds faces the risk that the issuer or guarantor of a debt security or the other party to an over-the-counter transaction will be unable or unwilling to make timely payments of interest or principal, or otherwise to honor its obligations. The degree of this risk for a particular security may be reflected in its credit rating. This risk is greater with junk and foreign bonds because of the difficulties of requiring foreign entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of foreign governments and other foreign issuers are already in default. In addition, because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds are generally more vulnerable to bad economic news or even the expectation of bad news, than those of investment-grade bonds. In some cases, bonds, particularly junk bonds, may decline in credit quality or go into default.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency for which it is acting as a substitute; derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio or an underlying portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio or an underlying portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses that it could have if it or an underlying portfolio had not entered into these transactions. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by an underlying portfolio that occurs during the term of the loan would be borne by the underlying portfolio and would adversely affect that underlying portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the underlying portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio or an underlying portfolio has valued its securities too highly, you may end up paying too much for shares when you buy into the portfolio. If the portfolio or an underlying portfolio underestimates their price, you may not receive the full market value for your shares when you sell.

Other factors that could affect performance are:

o the managers of the portfolio or the underlying portfolios could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes or other matters; and

o the underlying portfolios may trade securities more actively than comparable portfolios. Upon the use of the derivatives strategy, the portfolio may also trade derivative instruments more actively than comparable portfolios. Any of these cases could raise transactions costs and thereby lower returns.

This portfolio is designed for investors who are interested in a growth-focused asset allocation investment.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The table shows how average annual returns for the portfolio's Class B shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices vary over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                                                                         6.02

--------------------------------------------------------------------------------
                                                                         2005
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 3.71%, Q3 2005                    Worst Quarter: -1.52%, Q1 2005

2006 Total Return as of March 31: 4.22%

Average Annual Total Returns (%) as of 12/31/2005

                            1 Year                Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class B         6.02                       12.08
--------------------------------------------------------------------------------
Index 1                      6.27                       13.33
--------------------------------------------------------------------------------
Index 2                      2.43                        2.75
--------------------------------------------------------------------------------

Index 1: The Russell 1000 Index is an unmanaged capitalization-weighted price-only index composed of the largest-capitalized US companies whose common stocks are traded in the United States.

Index 2: The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, corporate bond issues and mortgage securities.

*    Since 8/16/04. Index comparisons begin 8/31/04.

Total returns would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The portfolio's shareholders directly bear the fees and expenses of the portfolio, subject to the contractual obligations of the advisor, underwriter and accounting agent to waive fees or reimburse expenses to maintain the portfolio's operating expenses at a specified level. The portfolio will indirectly bear its proportionate share of fees and expenses incurred by the underlying portfolios in which the portfolio is invested (see "Range of Average Weighted Net Expense Ratios" in the table below). The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                       Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------

Management Fee                                                   0.15%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                 0.25
--------------------------------------------------------------------------------
Other Expenses                                                   0.25
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                  0.65
--------------------------------------------------------------------------------
Range of Average Weighted Net Expense Ratios for             0.72% to 0.98%
underlying portfolios(1)
--------------------------------------------------------------------------------
Estimated Total Annual Direct and Indirect Operating             1.34
Expenses(2)
--------------------------------------------------------------------------------

(1) Certain ratios reduced for contractual expense limitations and/or reimbursements where applicable, based on the most recent prospectuses.

(2) The Estimated Total Annual Direct and Indirect Operating Expenses shown in the table is the sum of the portfolio's Total Annual Operating Expenses and the underlying portfolios' estimated Indirect Expenses.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions, and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example           1 Year        3 Years         5 Years            10 Years
--------------------------------------------------------------------------------
Class B shares    $136            $425          $734                $1,613
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:


Inna Okounkova                                                 Robert Wang
Director of Deutsche Asset Management and Portfolio            Managing Director of Deutsche Asset Management and
Manager of the portfolio.                                      Portfolio Manager of the portfolio.
  o   Global Asset Allocation portfolio manager: New York.       o   Global Asset Allocation senior portfolio manager:
  o   Joined Deutsche Asset Management in 1999 as a                  New York.
      quantitative analyst, becoming an associate portfolio      o   Joined Deutsche Asset Management in 1995 as a senior
      manager in 2001.                                               fixed income portfolio manager after 13 years of
  o   BS, MS, Moscow State University; MBA, University of            experience at J.P. Morgan & Co. trading fixed
      Chicago.                                                       income, derivatives and foreign exchange products.
  o   Joined the portfolio in 2004.                              o   BS, The Wharton School, University of Pennsylvania.
                                                                 o   Joined the portfolio in 2004.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Growth Allocation VIP

Years Ended December 31,                                         2005     2004^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                           $11.03   $10.00
--------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)^b                                  .11   (.03)
--------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investment           .55    1.06
   transactions
--------------------------------------------------------------------------------
   Total from investment operations                                .66    1.03
--------------------------------------------------------------------------------
Less distributions from:
   Net realized gain on investment transactions                  (.02)       --
--------------------------------------------------------------------------------
Net asset value, end of period                                 $11.67   $11.03
--------------------------------------------------------------------------------
Total Return (%)^c,^d                                              6.02  10.30**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                             197      47
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)^e                   .65   1.38*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)^e                    .60   0.75*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                                1.01  (0.69)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                         20     15*
--------------------------------------------------------------------------------

^a For the period from August 16, 2004 (commencement of operations) to December 31, 2004.

^b   Based on average shares outstanding during the period.

^c   Total return would have been lower had certain expenses not been reduced.

^d Total return would have been lower if the Advisor had not maintained some Underlying Portfolios' expenses.

^e The Portfolio invests in other DWS Portfolios and indirectly bears its proportionate share of fees and expenses incurred by the Underlying DWS Portfolios in which the Portfolio is invested.

*    Annualized

**   Not annualized

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

o The advisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor will determine whether selling it would be in the portfolio's best interest.

The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The portfolios' Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Investment Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The portfolio's shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustees' approval of the portfolio's investment management agreement (see "Shareholder reports" on the back cover).

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio's average daily net assets:

Portfolio Name                                                      Fee Paid
--------------------------------------------------------------------------------
DWS Growth Allocation VIP                                              0.10%
--------------------------------------------------------------------------------

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

       DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

       Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws
       (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

--------------------------------------------------------------------------------

Your Investment in the Portfolio

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.

Policies about transactions

The information in this prospectus applies to Class B shares of the portfolio. Class B shares are offered at net asset value and are subject to a 12b-1 fee. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of DWS Variable Series II (which includes the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, a portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, DWS Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the financial advisor's recommendation of the portfolio.

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio's shareholders.

o Currently, the Board of Trustees of DWS Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. To the extent that the portfolio invests in such securities, the risks may be more pronounced for certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage").

The portfolio discourages short-term and excessive trading. The portfolio will take steps to detect and deter short-term and excessive trading pursuant to the portfolio's policies as described in this prospectus and approved by the Board.

The portfolio's policies include:

o the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio; and

o the portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolio reserves the right to terminate a separate account's ability to invest in the portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. It is important to note that the advisor and the portfolio does not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the portfolio.

The portfolio's policies and procedures may be modified or terminated at any time.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio.

How the Portfolio Calculates Share Price

To calculate net asset value per share, or NAV, the portfolio uses the following equation:

                        TOTAL ASSETS - TOTAL LIABILITIES
               --------------------------------------------  = NAV
                       TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If the portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of the portfolio's share.

The discussion above is generally based on the assumption that shares of the portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

Marketing and Distribution Fees

DWS Scudder Distributors, Inc., a subsidiary of the investment advisor, is the portfolio's distributor.

DWS Variable Series II has adopted a 12b-1 plan for all Class B shares. Under the plan, DWS Variable Series II may make quarterly payments to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than the participating insurance company itself.

Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482, or contact DWS Scudder at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.


DWS Scudder Distributors, Inc.               SEC

222 South Riverside Plaza                    100 F Street, N.E.
Chicago, IL 60606-5808                       Washington, D.C. 20549-2001
(800) 778-1482                               (202) 551-5850

                                             www.sec.gov






                                             SEC File #
--------------------------------------------------------------------------------
DWS Variable Series II                       811-5002
--------------------------------------------------------------------------------

                                  MAY 1, 2006





                                   PROSPECTUS




                             DWS VARIABLE SERIES II
                      (formerly Scudder Variable Series II)





                                 CLASS B SHARES







--------------------------------------------------------------------------------

                               DWS High Income VIP
                    (formerly Scudder High Income Portfolio)


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.





                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------

Table of Contents


How the Portfolio Works          Your Investment in the Portfolio

  3   DWS High Income VIP         13   Buying and Selling Shares

  9   Other Policies and Risks    15   How the Portfolio Calculates Share Price

  9   Investment Advisor          15   Distributions

                                  15   Taxes

How the Portfolio Works


The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down and you could lose money by investing in the portfolio.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS High Income VIP

(formerly Scudder High Income Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks to provide a high level of current income.

Under normal circumstances, this portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields, have higher volatility and higher risk of default on payments of interest or principal. The portfolio may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers.

The portfolio manager focuses on cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. The manager uses an active process which emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment-grade fixed income securities (junk bonds).

The investment process involves using primarily a "bottom-up" approach, by using relative value and fundamental analysis to select the best securities within each industry, and a top-down approach to assess the overall risk and return in the market and which considers macro trends in the economy. To select securities or investments, the portfolio manager:

o analyzes economic conditions for improving or undervalued sectors and industries;

o uses independent credit research and on-site management visits to evaluate individual issuers' debt service, growth rate, and both downgrade and upgrade potential;

o  assesses new issues versus secondary market opportunities; and

o seeks issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.

Portfolio Maturity. The portfolio manager intends to maintain a dollar-weighted effective average portfolio maturity of seven to ten years. The portfolio's average portfolio maturity may vary and may be shortened by certain of the portfolio's securities which have floating or variable interest rates or include put features that provide the portfolio the right to sell the security at face value prior to maturity. Subject to its portfolio maturity policy, the portfolio may purchase individual securities with any stated maturity.

The dollar-weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to, prepayment patterns, call dates and put features. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Other Investments

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Another factor that could affect performance is:

o the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different securities, geographical trends or other matters.

Investors who seek high current income and can accept risk of loss of principal may be interested in this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index vary over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

   13.77       11.33       1.20       1.90       -8.91       2.37       -0.58      24.14      12.08       3.41

-------------------------------------------------------------------------------------------------------------------
    1996        1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 8.44%, Q2 2003                    Worst Quarter: -6.72%, Q3 1998

2006 Total Return as of March 31: 2.49%

Average Annual Total Returns (%) as of 12/31/2005

                               1 Year         5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class B           3.41            7.93                  5.71
--------------------------------------------------------------------------------
Index                          2.26            9.83                  7.13
--------------------------------------------------------------------------------

Index: The Credit Suisse High Yield Index is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield market.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.60%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses                                                     0.25
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    1.10
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                      1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
Class B shares                $112           $350           $606         $1,345
--------------------------------------------------------------------------------

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:


Andrew P. Cestone
Managing Director of Deutsche Asset Management and
Portfolio Manager of the portfolio.
  o Joined Deutsche Asset Management in 1998 and the portfolio in 2002.
  o   Head of High Yield.
  o Previous experience includes five years as an investment analyst at Phoenix Investment Partners and as a credit officer in the asset-based lending group at Fleet Financial Group.
  o   BA, University of Vermont.

The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS High Income VIP -- Class B

Years Ended December 31,                      2005      2004     2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period        $ 8.77   $ 8.41    $ 7.39   $ 7.21
--------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income^b                      .65     .64       .64      .31
--------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)    (.39)     .32      1.03    (.13)
   on investment transactions
--------------------------------------------------------------------------------
   Total from investment operations             .26     .96      1.67      .18
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income                      (.81)   (.60)     (.65)        --
--------------------------------------------------------------------------------
Net asset value, end of period              $ 8.22   $ 8.77    $ 8.41   $ 7.39
--------------------------------------------------------------------------------
Total Return (%)                               3.41   12.08     24.14   2.50**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)           56      57        37        1
--------------------------------------------------------------------------------
Ratio of expenses (%)                          1.10    1.06      1.06     .92*
--------------------------------------------------------------------------------
Ratio of net investment income (%)             7.87    7.71      8.23    8.78*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                     100     162       165      138
--------------------------------------------------------------------------------

^a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

*    Annualized

**   Not annualized

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

o The advisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor will determine whether selling it would be in the portfolio's best interest.

The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The portfolios' Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Investment Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The portfolio's shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustees' approval of the portfolio's investment management agreement (see "Shareholder reports" on the back cover).

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio's average daily net assets:

Portfolio Name                                                      Fee Paid
--------------------------------------------------------------------------------
DWS High Income VIP                                                    0.60%
--------------------------------------------------------------------------------

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

       DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

       Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws
       (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

--------------------------------------------------------------------------------

Your Investment in the Portfolio

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.

Policies about transactions

The information in this prospectus applies to Class B shares of the portfolio. Class B shares are offered at net asset value and are subject to a 12b-1 fee. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of DWS Variable Series II (which includes the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, a portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, DWS Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the financial advisor's recommendation of the portfolio.

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio's shareholders.

o Currently, the Board of Trustees of DWS Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for portfolios investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage").

The portfolio discourages short-term and excessive trading. The portfolio will take steps to detect and deter short-term and excessive trading pursuant to the portfolio's policies as described in this prospectus and approved by the Board.

The portfolio's policies include:

o the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio; and

o the portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolio reserves the right to terminate a separate account's ability to invest in the portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. It is important to note that the advisor and the portfolio does not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the portfolio.

The portfolio's policies and procedures may be modified or terminated at any time.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio.

How the Portfolio Calculates Share Price

To calculate net asset value per share, or NAV, the portfolio uses the following equation:

                        TOTAL ASSETS - TOTAL LIABILITIES
                  -------------------------------------------- = NAV
                       TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If the portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of the portfolio's share.

The discussion above is generally based on the assumption that shares of the portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

Marketing and Distribution Fees

DWS Scudder Distributors, Inc., a subsidiary of the investment advisor, is the portfolio's distributor.

DWS Variable Series II has adopted a 12b-1 plan for all Class B shares. Under the plan, DWS Variable Series II may make quarterly payments to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than the participating insurance company itself.

Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.

                                   This page
                                  Intentionally
                                   left blank.

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482, or contact DWS Scudder at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.


DWS Scudder Distributors, Inc.               SEC

222 South Riverside Plaza                    100 F Street, N.E.
Chicago, IL 60606-5808                       Washington, D.C. 20549-2001
(800) 778-1482                               (202) 551-5850

                                             www.sec.gov






                                             SEC File #
--------------------------------------------------------------------------------
DWS Variable Series II                       811-5002
--------------------------------------------------------------------------------

                                  MAY 1, 2006





                                   PROSPECTUS




                             DWS VARIABLE SERIES II
                      (formerly Scudder Variable Series II)





                                 CLASS B SHARES







--------------------------------------------------------------------------------

                            DWS Income Allocation VIP
            (formerly Scudder Conservative Income Strategy Portfolio)


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.





                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------

Table of Contents


How the Portfolio Works           Your Investment in the Portfolio

  3   DWS Income Allocation VIP    14   Buying and Selling Shares

 10   Other Policies and Risks     16   How the Portfolio Calculates Share Price

 10   Investment Advisor           16   Distributions

                                   16   Taxes



How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down and you could lose money by investing in the portfolio.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS Income Allocation VIP

(formerly Scudder Conservative Income Strategy Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks current income and, as a secondary objective, long-term growth of capital. It does this by investing in other DWS portfolios ("underlying portfolios") that invest across a range of asset classes, utilizing a wide variety of securities and investment styles. The portfolio will always invest in the share class of an underlying portfolio with the lowest fees and expenses.

For DWS Income Allocation VIP, the portfolio's target allocation is as follows:

o 75% in underlying portfolios which invest primarily in fixed-income securities of all credit qualities and maturities ("fixed-income portfolios").

o 25% in underlying portfolios which invest primarily in equity securities of all capitalization levels ("equity portfolios").

The portfolio managers have the flexibility to adjust this allocation within the following ranges:

o  60-90% in fixed-income portfolios.

o  10-40% in equity portfolios.

While the actual allocation may vary, the portfolio managers expect that over the long term it will average out to be similar to the target allocation.

The portfolio managers regularly review the actual allocation and may adjust it in seeking to take advantage of current or expected market conditions or to manage risk. In making their allocation decisions, the managers use a proprietary mix of qualitative and quantitative inputs to arrive at a view for the securities markets and segments of those markets. Based on the desired exposure to particular investments and a thorough risk analysis, the managers then decide which portfolios to use as underlying portfolios and in which proportions.

It is expected that, in the future, the managers may invest in instruments, commonly called "derivatives," including, but not limited to, futures and forward currency exchange contracts, to attempt to manage risk and enhance returns. Derivatives may be used to hedge the portfolio against price fluctuations and otherwise reduce risk. Derivatives may also be used to increase the portfolio's exposure to certain markets in an attempt to enhance returns. These strategies may be used separately or in combination. The managers may also use these derivatives strategies to help maintain cash reserves or otherwise liquid assets to meet shareholder redemptions, or for other needs, while maintaining exposure to the markets. The managers will determine which derivative instruments to purchase by using a quantitative strategy that incorporates data from various international markets. The strategy seeks to shift the emphasis on the portfolio's holdings in response to short- and medium-term changes in global markets. The use of the strategy is subject to Board approval. Shareholders will be notified prior to the use of the strategy.

The underlying portfolios use a broad array of investment styles. These portfolios can buy many types of securities, among them common stocks of companies of any size, corporate bonds of varying credit quality, US government and agency bonds, mortgage- and asset-backed securities, money market instruments and others. These securities are mainly from US issuers but may be, to a more limited extent, from foreign issuers.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments. The portfolio's allocations among the underlying portfolios will change over time, causing corresponding changes in the portfolio's risk profile.

Asset Allocation Risk. Although asset allocation among different asset classes generally limits risk and exposure to any one class, the risk remains that the investment advisor may favor an asset class that performs poorly relative to the other asset classes. For example, deteriorating stock market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market. Under these circumstances, if the portfolio was invested primarily in underlying portfolios that emphasize stocks, it would perform poorly relative to a portfolio invested primarily in bonds.

Reallocation Risk. From time to time, one or more underlying portfolios may experience relatively large investments or redemptions due to reallocations or rebalancings of the portfolios by the managers. These transactions will affect the underlying portfolios, since underlying portfolios that experience redemptions as a result of reallocations or rebalancings may have to sell securities and underlying portfolios that receive additional cash will have to invest such cash. In addition, a large redemption by a portfolio in a specific underlying portfolio could also hurt the performance of another portfolio currently invested in the same underlying portfolio. While it is impossible to predict the overall impact of these transactions over time, there could also be adverse effects on a portfolio's performance to the extent that the underlying portfolios may be required to sell securities or invest cash at times when they would otherwise not do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs for the underlying portfolios. The managers are committed to minimizing such impact on the underlying portfolios to the extent consistent with pursuing the investment objective of a portfolio. The managers will at all times monitor the impact on the underlying portfolios of transactions by a portfolio.

Focused Investment Risk. Overall risk can be reduced by industry or geographic diversification, and increased by focusing investments in a limited number of geographic regions or in industries with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services). An underlying portfolio that focuses its investments in the securities of issuers in industries with high positive correlations to one another may be particularly vulnerable to events affecting companies in those industries because the companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political, or other developments. Similarly, underlying portfolios that invest significant portions of their assets in a narrowly defined geographic region or in a particular foreign country may be particularly vulnerable to events affecting companies located in that region or country because the companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Credit Risk. An underlying portfolio purchasing bonds faces the risk that the issuer or guarantor of a debt security or the other party to an over-the-counter transaction will be unable or unwilling to make timely payments of interest or principal, or otherwise to honor its obligations. The degree of this risk for a particular security may be reflected in its credit rating. This risk is greater with junk and foreign bonds because of the difficulties of requiring foreign entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of foreign governments and other foreign issuers are already in default. In addition, because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds are generally more vulnerable to bad economic news or even the expectation of bad news, than those of investment-grade bonds. In some cases, bonds, particularly junk bonds, may decline in credit quality or go into default.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of an underlying portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by an underlying portfolio may prepay principal earlier than scheduled, forcing the underlying portfolio to reinvest in lower yielding securities. Prepayment may reduce the underlying portfolio's income. As interest rates increase, fewer issuers tend to prepay, which may extend the average life of fixed income securities and have the effect of locking in a below-market interest rate, increasing the underlying portfolio's effective duration and reducing the value of the security. Because an underlying portfolio may invest in mortgage-related securities, the portfolio is more vulnerable to both of these risks.

Stock Market Risk. An important factor for the underlying portfolios is how stock markets perform. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments an underlying portfolio makes and the underlying portfolio may not be able to get attractive prices for them.

Derivatives Risk. Risks associated with derivatives include: the risk that a derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio or an underlying portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio or an underlying portfolio to the effects of leverage, which could increase the portfolio's or an underlying portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio or an underlying portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by an underlying portfolio that occurs during the term of the loan would be borne by the underlying portfolio and would adversely affect that underlying portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the underlying portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio or an underlying portfolio has valued its securities too highly, you may end up paying too much for shares when you buy into the portfolio. If the portfolio or an underlying portfolio underestimates their price, you may not receive the full market value for your shares when you sell.

Other factors that could affect performance include:

o the managers of the portfolio or the underlying portfolios could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes or other matters;

o to the extent an underlying portfolio invests in foreign securities, it faces the risks inherent in foreign investing including adverse political, economic or social developments which could hurt portfolio performance; and

o the underlying portfolios may trade securities more actively than comparable portfolios. Upon the use of the derivatives strategy, the portfolio may also trade derivative instruments more actively than comparable portfolios. Any of these cases could raise transactions costs and thereby lower returns.

The portfolio is designed for investors who are interested in a relatively conservative asset allocation investment.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The table shows how average annual returns for the portfolio's Class B shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices vary over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                                                                  3.53

--------------------------------------------------------------------------------
                                                                  2005
--------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 2.31%, Q2 2005                    Worst Quarter: -0.67%, Q1 2005

2006 Total Return as of March 31:  1.19%

Average Annual Total Returns (%) as of 12/31/2005

                              1 Year                            Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class B           3.53                                  6.20
--------------------------------------------------------------------------------
Index 1                        2.43                                  2.75
--------------------------------------------------------------------------------
Index 2                        6.27                                  13.33
--------------------------------------------------------------------------------

Index 1: The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, corporate bond issues and mortgage securities.

Index 2: The Russell 1000 Index is an unmanaged capitalization-weighted price-only index composed of the largest-capitalized US companies whose common stocks are traded in the United States.

*    Since 8/16/04. Index comparisons begin 8/31/04.

Total returns would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The portfolio's shareholders directly bear the fees and expenses of the portfolio, subject to the contractual obligations of the advisor, underwriter and accounting agent to waive fees or reimburse expenses to maintain the portfolio's operating expenses at a specified level. The portfolio will indirectly bear its proportionate share of fees and expenses incurred by the underlying portfolios in which the portfolio is invested (see "Range of Average Weighted Net Expense Ratios" in the table below). The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                        Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                   0.15%
----------------------------------------------------- --------------------------
Distribution/Service (12b-1) Fee                                 0.25
--------------------------------------------------------------------------------
Other Expenses                                                   1.13
--------------------------------------------------------------------------------
Total Annual Operating Expenses(1)                               1.53
--------------------------------------------------------------------------------
Range of Average Weighted Net Expense Ratios for             0.63% to 0.79%
underlying portfolios(2)
--------------------------------------------------------------------------------
Estimated Total Annual Direct and Indirect Operating             2.10
Expenses(3)
--------------------------------------------------------------------------------

(1) Through November 30, 2006, the advisor, underwriter and accounting agent have each contractually agreed to waive their respective fees to the extent necessary to maintain the portfolio's direct operating expenses at 0.75% of average daily net assets, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(2) Certain ratios reduced for contractual expense limitations and/or reimbursements where applicable, based on the most recent prospectuses.

(3) The Estimated Total Annual Direct and Indirect Operating Expenses shown in the table is the sum of the portfolio's Total Annual Operating Expenses and the underlying portfolios' estimated Indirect Expenses.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions, and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example               1 Year        3 Years        5 Years              10 Years
--------------------------------------------------------------------------------
Class B shares         $213          $658           $1,129               $2,431
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:


Inna Okounkova                                                 Robert Wang
Director of Deutsche Asset Management and Portfolio Manager    Managing Director of Deutsche Asset Management and
of the portfolio.                                              Portfolio Manager of the portfolio.
  o   Global Asset Allocation portfolio manager: New York.       o   Global Asset Allocation senior portfolio manager:
  o   Joined Deutsche Asset Management in 1999 as a                  New York.
      quantitative analyst, becoming an associate portfolio      o   Joined Deutsche Asset Management in 1995 as a senior
      manager in 2001.                                               fixed income portfolio manager after 13 years of
  o   BS, MS, Moscow State University; MBA, University of            experience at J.P. Morgan & Co. trading fixed
      Chicago.                                                       income, derivatives and foreign exchange products.
  o   Joined the portfolio in 2004.                              o   BS, The Wharton School, University of Pennsylvania.
                                                                 o   Joined the portfolio in 2004.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Income Allocation VIP

To Be Updated.

Years Ended December 31,                                         2005     2004^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.49   $10.00
--------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)^b                                  .21    (.02)
--------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investment           .16      .51
   transactions
--------------------------------------------------------------------------------
   Total from investment operations                                .37      .49
--------------------------------------------------------------------------------
Less distributions from:
   Net realized gains on investment transactions                 (.01)        --
--------------------------------------------------------------------------------
Net asset value, end of period                                 $10.85   $10.49
--------------------------------------------------------------------------------
Total Return (%)^c,^d                                              3.53   4.90**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                              12        2
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)^e                  1.53   21.20*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)^e                    .75     .75*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                                2.03   (.63)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                         46      37*
--------------------------------------------------------------------------------

^a For the period from August 16, 2004 (commencement of operations) to December 31, 2004.

^b   Based on average shares outstanding during the period.

^c   Total return would have been lower had certain expenses not been reduced.

^d Total return would have lower if the Advisor had not maintained some Underlying Portfolios' expenses.

^e The Portfolio invests in other DWS Portfolios and indirectly bears its proportionate share of fees and expenses incurred by the Underlying DWS Portfolios in which the Portfolio is invested.

*    Annualized

**   Not annualized

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

o The advisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor will determine whether selling it would be in the portfolio's best interest.

The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The portfolios' Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Investment Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The portfolio's shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustees' approval of the portfolio's investment management agreement (see "Shareholder reports" on the back cover).

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio's average daily net assets:

Portfolio Name                                       Fee Paid
--------------------------------------------------------------------------------
DWS Income Allocation VIP*                            0.00%
--------------------------------------------------------------------------------

* Reflecting the effect of expense limitations and/or fee waivers then in effect.

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

       DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

       Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws
       (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

--------------------------------------------------------------------------------

Your Investment in the Portfolio

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


Policies about transactions

The information in this prospectus applies to Class B shares of the portfolio. Class B shares are offered at net asset value and are subject to a 12b-1 fee. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of DWS Variable Series II (which includes the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, a portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, DWS Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the financial advisor's recommendation of the portfolio.

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio's shareholders.

o Currently, the Board of Trustees of DWS Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. To the extent that the portfolio invests in such securities, the risks may be more pronounced for certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage").

The portfolio discourages short-term and excessive trading. The portfolio will take steps to detect and deter short-term and excessive trading pursuant to the portfolio's policies as described in this prospectus and approved by the Board.

The portfolio's policies include:

o the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio; and

o the portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolio reserves the right to terminate a separate account's ability to invest in the portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. It is important to note that the advisor and the portfolio does not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the portfolio.

The portfolio's policies and procedures may be modified or terminated at any time.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio.

How the Portfolio Calculates Share Price

To calculate net asset value per share, or NAV, the portfolio uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
             --------------------------------------------   = NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If the portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of the portfolio's share.

The discussion above is generally based on the assumption that shares of the portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

Marketing and Distribution Fees

DWS Scudder Distributors, Inc., a subsidiary of the investment advisor, is the portfolio's distributor.

DWS Variable Series II has adopted a 12b-1 plan for all Class B shares. Under the plan, DWS Variable Series II may make quarterly payments to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than the participating insurance company itself.

Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.

--------------------------------------------------------------------------------

To Get More Information


Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482, or contact DWS Scudder at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.


DWS Scudder Distributors, Inc.               SEC

222 South Riverside Plaza                    100 F Street, N.E.
Chicago, IL 60606-5808                       Washington, D.C. 20549-2001
(800) 778-1482                               (202) 551-5850

                                             www.sec.gov






                                             SEC File #
--------------------------------------------------------------------------------
DWS Variable Series II                       811-5002
--------------------------------------------------------------------------------

                                  MAY 1, 2006





                                   PROSPECTUS




                             DWS VARIABLE SERIES II
                      (formerly Scudder Variable Series II)





                                 CLASS B SHARES







--------------------------------------------------------------------------------

                       DWS International Select Equity VIP
            (formerly Scudder International Select Equity Portfolio)


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.





                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------

Table of Contents

How the Portfolio Works                      Your Investment in the Portfolio

  3   DWS International Select Equity VIP     12   Buying and Selling Shares

  8   Other Policies and Risks                14   How the Portfolio Calculates Share Price

  8   Investment Advisor                      14   Distributions

                                              14   Taxes

How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down and you could lose money by investing in the portfolio.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS International Select Equity VIP

(formerly Scudder International Select Equity Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities and other securities with equity characteristics.

The portfolio primarily invests in the countries that make up the MSCI EAFE(R) Index. The MSCI EAFE(R) Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. At least 50% of the portfolio's assets will be invested in securities that are represented in the MSCI EAFE(R) Index. However, the portfolio may invest up to 50% of its total assets in non-Index securities of companies located in the countries that make up the Index. Under normal market conditions, the portfolio invests in securities of issuers with a minimum market capitalization of $500 million.

The portfolio manager seeks to identify a focused list of approximately 35 to 50 companies that offer, in his opinion, the greatest upside potential on a rolling 12-month view. The portfolio manager uses an entirely bottom-up approach, with no active allocation among countries, regions or industries.

The portfolio manager's process begins with a broad universe of equity securities of issuers located in the countries that make up the MSCI EAFE(R) Index. The universe includes all securities in the Index and a large number of securities not included in the Index but whose issuers are located in the countries that make up the Index.

Teams of analysts worldwide screen the companies in the universe to identify those with high and sustainable return on capital and long-term prospects for growth. The portfolio manager focuses on companies with real cash flow on investment rather than published earnings. The research teams rely on information gleaned from a variety of sources and perspectives, including broad trends such as lifestyle and technological changes, industry cycles and regulatory changes, quantitative screening and individual company analysis.

Based on this fundamental research, the portfolio manager sets a target price objective (the portfolio manager's opinion of the intrinsic value of the security) for each security and rank the securities based on these target price objectives. The portfolio manager applies a strict buy and sell strategy. The top 35 to 50 stocks in the ranking are purchased for the portfolio. Stocks are sold when they meet their target price objectives or when the portfolio manager revises price objectives downward. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

The portfolio may also invest up to 20% of its assets in cash equivalents, US investment grade fixed income securities and US stocks and other equities. The portfolio may invest a portion of its assets in companies located in countries with emerging markets. These countries are generally located in Latin America, the Middle East, Eastern Europe, Asia and Africa. Typically, the portfolio will not hold more than 15% of its net assets in emerging markets.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio manager may use these and other types of derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, and the portfolio may not be able to get attractive prices for them.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Futures and Options. Although not one of its principal investment strategies, the portfolio may invest in futures and options, which are types of derivatives. Risks associated with derivatives include:

o the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

o derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

o the risk that the portfolio cannot sell the derivative because of an illiquid secondary market; and

o futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

This portfolio may appeal to investors who are seeking high capital appreciation and are willing to accept the risks of investing in the stocks of foreign companies.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy than the portfolio or Scudder International Research Portfolio. Performance would have been different if the portfolio's current policies had been in effect.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

   16.20        9.19       9.74       45.35      -20.68     -24.62     -13.82      29.42      17.84       14.00

-------------------------------------------------------------------------------------------------------------------
    1996        1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 30.95%, Q4 1999                   Worst Quarter: -17.38%, Q3 1998

2006 Total Return as of March 31: 11.37%

Average Annual Total Returns (%) as of 12/31/2005

                              1 Year                  5 Years          10 Years
--------------------------------------------------------------------------------
Portfolio -- Class B          14.00                    2.46             6.13
--------------------------------------------------------------------------------
Index 1                       16.41                    6.40             6.38
--------------------------------------------------------------------------------
Index 2                       13.54                    4.55             5.84
--------------------------------------------------------------------------------

Index 1: The MSCI EAFE + EMF Index (Morgan Stanley Capital International Europe, Australasia, Far East and Emerging Markets Free Index) is an unmanaged index generally accepted as a benchmark for performance of major overseas markets, plus emerging markets.

Index 2: The MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia, Far East Index) is a generally accepted benchmark for performance of major overseas markets.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses                                                     0.26
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    1.26
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                  1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares            $128           $400           $692          $1,523
--------------------------------------------------------------------------------

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:


Matthias Knerr, CFA
Director, Deutsche Asset Management and Portfolio
Manager of the portfolio.
  o Joined Deutsche Asset Management in 1995 and the portfolio in 2004.
  o   Portfolio manager for EAFE Equities and Global
      Equities.
  o   BS, Pennsylvania State University.

The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy than the portfolio or Scudder International Research Portfolio. Performance would have been different if the portfolio's current policies had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS International Select Equity VIP -- Class B

Years Ended December 31,                      2005      2004     2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period        $11.88   $10.15    $ 7.94   $ 8.98
--------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)^b               .15     .13       .06      .02
--------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)     1.47    1.67      2.24   (1.06)
   on investment transactions
--------------------------------------------------------------------------------
   Total from investment operations            1.62    1.80      2.30   (1.04)
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income                      (.29)   (.07)     (.09)        --
--------------------------------------------------------------------------------
Net asset value, end of period              $13.21   $11.88    $10.15   $ 7.94
--------------------------------------------------------------------------------
Total Return (%)                             14.00   17.84     29.42   (11.58)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)           62      47        18       .4
--------------------------------------------------------------------------------
Ratio of expenses (%)                          1.26    1.28      1.33    1.11*
--------------------------------------------------------------------------------
Ratio of net investment income (%)             1.20    1.19       .78     .54*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                      93      88       139      190
--------------------------------------------------------------------------------

^a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

*    Annualized

**   Not annualized

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

o The advisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor will determine whether selling it would be in the portfolio's best interest.

The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The portfolios' Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Investment Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The portfolio's shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustees' approval of the portfolio's investment management agreement (see "Shareholder reports" on the back cover).

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio's average daily net assets:

Portfolio Name                                       Fee Paid
--------------------------------------------------------------------------------
DWS International Select Equity VIP                   0.75%
--------------------------------------------------------------------------------

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

       DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

       Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws
       (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

--------------------------------------------------------------------------------

Your Investment in the Portfolio

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


Policies about transactions

The information in this prospectus applies to Class B shares of the portfolio. Class B shares are offered at net asset value and are subject to a 12b-1 fee. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of DWS Variable Series II (which includes the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, a portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, DWS Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the financial advisor's recommendation of the portfolio.

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio's shareholders.

o Currently, the Board of Trustees of DWS Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. To the extent that the portfolio invests in such securities, the risks may be more pronounced for certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage").

The portfolio discourages short-term and excessive trading. The portfolio will take steps to detect and deter short-term and excessive trading pursuant to the portfolio's policies as described in this prospectus and approved by the Board.

The portfolio's policies include:

o the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio; and

o the portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolio reserves the right to terminate a separate account's ability to invest in the portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. It is important to note that the advisor and the portfolio does not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the portfolio.

The portfolio's policies and procedures may be modified or terminated at any time.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio.

How the Portfolio Calculates Share Price

To calculate net asset value per share, or NAV, the portfolio uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
             --------------------------------------------  = NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If the portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of the portfolio's share.

The discussion above is generally based on the assumption that shares of the portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

Marketing and Distribution Fees

DWS Scudder Distributors, Inc., a subsidiary of the investment advisor, is the portfolio's distributor.

DWS Variable Series II has adopted a 12b-1 plan for all Class B shares. Under the plan, DWS Variable Series II may make quarterly payments to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than the participating insurance company itself.

Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482, or contact DWS Scudder at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.


DWS Scudder Distributors, Inc.               SEC

222 South Riverside Plaza                    100 F Street, N.E.
Chicago, IL 60606-5808                       Washington, D.C. 20549-2001
(800) 778-1482                               (202) 551-5850

                                             www.sec.gov





                                             SEC File #
--------------------------------------------------------------------------------
DWS Variable Series II                       811-5002
--------------------------------------------------------------------------------

                                  MAY 1, 2006





                                   PROSPECTUS




                             DWS VARIABLE SERIES II
                      (formerly Scudder Variable Series II)





                                 CLASS B SHARES







--------------------------------------------------------------------------------

                          DWS Janus Growth & Income VIP
                (formerly SVS Janus Growth And Income Portfolio)


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.





                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------
Table of Contents


How the Portfolio Works                   Your Investment in the Portfolio

  3   DWS Janus Growth & Income VIP        13   Buying and Selling Shares

  8   Other Policies and Risks             15   How the Portfolio Calculates Share Price

  8   Investment Advisor                   15   Distributions

  9   Portfolio Subadvisor                 15   Taxes


How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down and you could lose money by investing in the portfolio.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS Janus Growth & Income VIP

(formerly SVS Janus Growth And Income Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital growth and current income.

The portfolio applies a "bottom-up" approach in choosing investments. In other words, it looks mostly for equity and income-producing securities that meet its investment criteria one at a time. If the portfolio is unable to find such investments, much of the portfolio's assets may be in cash or similar investments.

The portfolio normally emphasizes investments in equity securities. It may invest up to 75% of its total assets in equity securities selected primarily for their growth potential and at least 25% of its total assets in securities the portfolio manager believes have income potential.

The portfolio may invest substantially all of its assets in equity securities if the portfolio manager believes that equity securities have the potential to appreciate in value. The portfolio manager generally seeks to identify equity securities of companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

The portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, currency exchange rates, and prospects for economic growth among countries or geographic regions may warrant greater consideration in selecting foreign securities.

The portfolio shifts assets between the growth and income components of its holdings based on the portfolio manager's analysis of relevant market, financial and economic conditions. If the portfolio manager believes that growth securities may provide better returns than the yields then available or expected on income-producing securities, the portfolio will place a greater emphasis on the growth component of its holdings.

The growth component of the portfolio is expected to consist primarily of common stocks, but may also include warrants, preferred stocks or convertible securities selected primarily for their growth potential.

The income component of the portfolio will consist of securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of the portfolio if they currently pay dividends or if the portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Other Investments

The portfolio may invest in debt securities, indexed/structured securities, high-yield/high-risk bonds (less than 35% of the portfolio's total assets) and securities purchased on a when-issued, delayed delivery or forward commitment basis. Compared to investment-grade bonds, high yield bonds may pay higher yields and have higher volatility and risk of default.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

o the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters;

o  debt securities may be subject to interest rate risk and credit risk;

o  growth stocks may be out of favor for certain periods; and

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                                                 -9.40      -12.50     -20.34      23.94      11.09       11.71

-------------------------------------------------------------------------------------------------------------------
                                                  2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 12.36%, Q4 2004                   Worst Quarter: -15.90%, Q3 2002

2006 Total Return as of March 31: 5.52%

Average Annual Total Returns (%) as of 12/31/2005

                               1 Year           5 Years         Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class B            11.71            1.40                1.79
--------------------------------------------------------------------------------
Index                            5.26           -3.58               -4.52
--------------------------------------------------------------------------------

Index: The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values.

*    Since 10/29/99. Index comparison begins 10/31/99.

Total returns would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee(1)                                                  0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses                                                     0.26
--------------------------------------------------------------------------------
Total Annual Operating Expenses(2)                                 1.26
--------------------------------------------------------------------------------

(1)  Restated to reflect a new management fee schedule effective May 2, 2005.

(2) Pursuant to their respective agreements with DWS Variable Series II, the advisor, the underwriter and the accounting agent have agreed, through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of DWS Janus Growth & Income VIP to 1.253%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares              $128           $400           $692          $1,523
--------------------------------------------------------------------------------


The Portfolio Manager

The portfolio's subadvisor is Janus Capital Management LLC ("Janus"). The portfolio manager is Minyoung Sohn. He joined Janus in 1998 as a research analyst. Mr. Sohn joined the portfolio in 2004 and holds a Bachelor's degree in Government and Economics from Dartmouth College. Mr. Sohn has earned the right to use the Chartered Financial Analyst designation.

The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Janus Growth & Income VIP -- Class B

Years Ended December 31,                    2005     2004      2003    2002^a***
--------------------------------------------------------------------------------

Selected Per Share Data                                               (Restated)
--------------------------------------------------------------------------------
Net asset value, beginning of period       $ 9.82    $ 8.84   $ 7.17    $ 7.96
--------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)^b              .01    (.01)     .00^c      .02
--------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)    1.14      .99     1.71     (.81)
   on investment transactions
--------------------------------------------------------------------------------
   Total from investment operations           1.15      .98     1.71     (.79)
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income                       --        --    (.04)         --
--------------------------------------------------------------------------------
Net asset value, end of period             $10.97    $ 9.82   $ 8.84    $ 7.17
--------------------------------------------------------------------------------
Total Return (%)                           11.71^d    11.09    23.94    (9.92)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)          32       27       15        .4
--------------------------------------------------------------------------------
Ratio of expenses before expense              1.32     1.44     1.47     1.29*
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense               1.30     1.44     1.47     1.29*
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)      .07    (.04)    (.01)      .48*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                     32       52       46        57
--------------------------------------------------------------------------------

^a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

^c   Amount is less than $.005 per share.

^d   Total return would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

*** Subsequent to December 31, 2002, these numbers have been restated to reflect an adjustment to the value of a security as of December 31, 2002. The effect of this adjustment for the year ended December 31, 2002 was to increase the net asset value per share by $0.03. The total return was also adjusted from -10.30% to -9.92% in accordance with this change.

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

o The advisor or subadvisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest.

The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The portfolios' Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Investment Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, or the subadvisor makes the portfolio's investment decisions, buy and sell securities for the portfolio and conduct research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM or the subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The portfolio's shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustees' approval of the portfolio's investment management agreement and subadvisory agreement (see "Shareholder reports" on the back cover).

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio's average daily net assets:

Portfolio Name                                                      Fee Paid
--------------------------------------------------------------------------------
DWS Janus Growth & Income VIP                                          0.81%
--------------------------------------------------------------------------------


Portfolio Subadvisor

Janus Capital Management LLC ("Janus Capital"), 151 Detroit Street, Denver, Colorado, is the portfolio. Janus Capital began serving as investment advisor to Janus Fund in 1970 and currently serves as investment advisor to all of the Janus Funds, acts as subadvisor for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. DeIM pays a fee to Janus Capital for acting as subadvisor to the portfolio.

Although none of the legal proceedings described below currently involve your portfolios, these matters affect Janus Capital, your portfolio's subadvisor. The information that follows has been provided to the portfolios by Janus Capital as of March 2006.

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint. On February 27, 2006, the court issued an order announcing its intent to dismiss the claims asserted against Janus Capital and its affiliates that were brought on behalf of JCGI's corporate shareholders (action (v) above). As a result of the above events, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions.

The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been removed to federal court and transferred to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003, however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

       DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

       Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws
       (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

--------------------------------------------------------------------------------

Your Investment in the Portfolio

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.

Policies about transactions

The information in this prospectus applies to Class B shares of the portfolio. Class B shares are offered at net asset value and are subject to a 12b-1 fee. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of DWS Variable Series II (which includes the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, a portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, DWS Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the financial advisor's recommendation of the portfolio.

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio's shareholders.

o Currently, the Board of Trustees of DWS Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. The risks may be more pronounced for portfolios that invest in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage").

The portfolio discourages short-term and excessive trading. The portfolio will take steps to detect and deter short-term and excessive trading pursuant to the portfolio's policies as described in this prospectus and approved by the Board.

The portfolio's policies include:

o the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio; and

o the portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio.
   (See "How the Portfolio Calculates Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolio reserves the right to terminate a separate account's ability to invest in the portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. It is important to note that the advisor and the portfolio does not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the portfolio.

The portfolio's policies and procedures may be modified or terminated at any time.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio.

How the Portfolio Calculates Share Price

To calculate net asset value per share, or NAV, the portfolio uses the following equation:

                     TOTAL ASSETS - TOTAL LIABILITIES
               --------------------------------------------   = NAV
                    TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If the portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of the portfolio's share.

The discussion above is generally based on the assumption that shares of the portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

Marketing and Distribution Fees

DWS Scudder Distributors, Inc., a subsidiary of the investment advisor, is the portfolio's distributor.

DWS Variable Series II has adopted a 12b-1 plan for all Class B shares. Under the plan, DWS Variable Series II may make quarterly payments to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than the participating insurance company itself.

Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.

                                   This page
                                  Intentionally
                                   left blank.

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482, or contact DWS Scudder at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.


DWS Scudder Distributors, Inc.               SEC

222 South Riverside Plaza                    100 F Street, N.E.
Chicago, IL 60606-5808                       Washington, D.C. 20549-2001
(800) 778-1482                               (202) 551-5850

                                             www.sec.gov





                                             SEC File #
--------------------------------------------------------------------------------
DWS Variable Series II                       811-5002
--------------------------------------------------------------------------------

                                  MAY 1, 2006





                                   PROSPECTUS




                             DWS VARIABLE SERIES II
                      (formerly Scudder Variable Series II)





                                 CLASS B SHARES







--------------------------------------------------------------------------------

                       DWS Janus Growth Opportunities VIP
               (formerly SVS Janus Growth Opportunities Portfolio)


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.





                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------

Table of Contents


How the Portfolio Works                                       Your Investment in the Portfolio

  3   DWS Janus Growth Opportunities VIP                       13   Buying and Selling Shares

  8   Other Policies and Risks                                 15   How the Portfolio Calculates Share Price

  8   Investment Advisor                                       15   Distributions

  9   Portfolio Subadvisor                                     15   Taxes


How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down and you could lose money by investing in the portfolio.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS Janus Growth Opportunities VIP

(formerly SVS Janus Growth Opportunities Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital.

The portfolio applies a "bottom-up" approach in choosing investments. In other words, it looks for companies with earnings growth potential one at a time. If the portfolio is unable to find investments with earnings growth potential, a significant portion of the portfolio's assets may be in cash or similar investments.

The portfolio invests primarily in equity securities selected for their growth potential. Although the portfolio can invest in companies of any size, it generally invests in larger, more established companies.

The portfolio may invest substantially all of its assets in equity securities if the portfolio manager believes that equity securities will appreciate in value. The portfolio manager generally seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Realization of income is not a significant consideration when choosing investments for the portfolio.

The portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, currency exchange rates, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Other Investments

The portfolio may invest in debt securities, indexed/structured securities, high-yield/high-risk bonds (less than 35% of the portfolio's total assets) and securities purchased on a when-issued, delayed delivery or forward commitment basis. Compared to investment-grade bonds, high yield bonds may pay higher yields and typically will have higher volatility and risk of default.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

o the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters;

o  growth stocks may be out of favor for certain periods; and

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                                                 -11.64     -23.88     -30.85      26.47      12.21       7.12

-------------------------------------------------------------------------------------------------------------------
    1996        1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 14.82%, Q4 2001                   Worst Quarter: -25.51%, Q3 2001

2006 Total Return as of March 31: 1.69%

Average Annual Total Returns (%) as of 12/31/2005

                             1 Year             5 Years         Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class B          7.12              -4.40                -3.14
--------------------------------------------------------------------------------
Index                         5.26              -3.58                -4.52
--------------------------------------------------------------------------------

Index: The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values.

*    Since 10/29/99. Index comparison begins 10/31/99.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee(1)                                                  0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses                                                     0.25
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    1.25
--------------------------------------------------------------------------------

(1) Restated to reflect a new management fee schedule effective May 2, 2005.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example              1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares        $127           $397           $686          $1,511
--------------------------------------------------------------------------------


The Portfolio Manager

The portfolio's subadvisor is Janus Capital Management LLC ("Janus"). The portfolio manager is Marc Pinto. Mr. Pinto joined Janus in 1994 and has managed the portfolio since its inception.

The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Janus Growth Opportunities VIP -- Class B

Years Ended December 31,                      2005      2004     2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period        $ 7.72   $ 6.88    $ 5.44   $ 5.87
--------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)^b             (.02)   (.01)     (.04)    (.01)
--------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)      .57     .85      1.48    (.42)
   on investment transactions
--------------------------------------------------------------------------------
   Total from investment operations             .55     .84      1.44    (.43)
--------------------------------------------------------------------------------
Net asset value, end of period              $ 8.27   $ 7.72    $ 6.88   $ 5.44
--------------------------------------------------------------------------------
Total Return (%)                               7.12   12.21     26.47   (7.33)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)           11       8         6       .2
--------------------------------------------------------------------------------
Ratio of expenses (%)                          1.31    1.45      1.46    1.29*
--------------------------------------------------------------------------------
Ratio of net investment income (%)            (.29)   (.08)     (.56)   (.49)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                      46      58        50       48
--------------------------------------------------------------------------------

^a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

*    Annualized

**   Not annualized

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

o The advisor or subadvisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest.

The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The portfolios' Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Investment Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, or the subadvisor makes the portfolio's investment decisions, buy and sell securities for the portfolio and conduct research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM or the subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The portfolio's shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustees' approval of the portfolio's investment management agreement and subadvisory agreement (see "Shareholder reports" on the back cover).

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio's average daily net assets:

Portfolio Name                                       Fee Paid
--------------------------------------------------------------------------------
DWS Janus Growth Opportunities VIP                    0.81%
--------------------------------------------------------------------------------

Portfolio Subadvisor

Janus Capital Management LLC ("Janus Capital"), 151 Detroit Street, Denver, Colorado, is the subadvisor to DWS Janus Growth Opportunities VIP. Janus Capital began serving as investment advisor to Janus Fund in 1970 and currently serves as investment advisor to all of the Janus Funds, acts as subadvisor for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. DeIM pays a fee to Janus Capital for acting as subadvisor to DWS Janus Growth Opportunities VIP.

Although none of the legal proceedings described below currently involve your portfolios, these matters affect Janus Capital, your portfolio's subadvisor. The information that follows has been provided to the portfolios by Janus Capital as of March 2006.

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint. On February 27, 2006, the court issued an order announcing its intent to dismiss the claims asserted against Janus Capital and its affiliates that were brought on behalf of JCGI's corporate shareholders (action (v) above). As a result of the above events, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions.

The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been removed to federal court and transferred to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003, however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

       DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

       Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws
       (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

--------------------------------------------------------------------------------

Your Investment in the Portfolio

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


Policies about transactions

The information in this prospectus applies to Class B shares of the portfolio. Class B shares are offered at net asset value and are subject to a 12b-1 fee. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of DWS Variable Series II (which includes the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, a portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, DWS Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the financial advisor's recommendation of the portfolio.

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio's shareholders.

o Currently, the Board of Trustees of DWS Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. The risks may be more pronounced for portfolios that invest in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage").

The portfolio discourages short-term and excessive trading. The portfolio will take steps to detect and deter short-term and excessive trading pursuant to the portfolio's policies as described in this prospectus and approved by the Board.

The portfolio's policies include:

o the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio; and

o the portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolio reserves the right to terminate a separate account's ability to invest in the portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. It is important to note that the advisor and the portfolio does not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the portfolio.

The portfolio's policies and procedures may be modified or terminated at any time.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio.

How the Portfolio Calculates Share Price

To calculate net asset value per share, or NAV, the portfolio uses the following equation:


                   TOTAL ASSETS - TOTAL LIABILITIES
             --------------------------------------------   = NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If the portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of the portfolio's share.

The discussion above is generally based on the assumption that shares of the portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

Marketing and Distribution Fees

DWS Scudder Distributors, Inc., a subsidiary of the investment advisor, is the portfolio's distributor.

DWS Variable Series II has adopted a 12b-1 plan for all Class B shares. Under the plan, DWS Variable Series II may make quarterly payments to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than the participating insurance company itself.

Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.

                                   This page
                                  Intentionally
                                   left blank.

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482, or contact DWS Scudder at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.


DWS Scudder Distributors, Inc.               SEC

222 South Riverside Plaza                    100 F Street, N.E.
Chicago, IL 60606-5808                       Washington, D.C. 20549-2001
(800) 778-1482                               (202) 551-5850

                                             www.sec.gov





                                             SEC File #
--------------------------------------------------------------------------------
DWS Variable Series II                       811-5002
--------------------------------------------------------------------------------

                                  MAY 1, 2006





                                   PROSPECTUS




                             DWS VARIABLE SERIES II
                      (formerly Scudder Variable Series II)





                                 CLASS B SHARES







--------------------------------------------------------------------------------

                             DWS Large Cap Value VIP
                  (formerly Scudder Large Cap Value Portfolio)


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.





                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------

Table of Contents

How the Portfolio Works           Your Investment in the Portfolio

  3   DWS Large Cap Value VIP      12   Buying and Selling Shares

  8   Other Policies and Risks     14   How the Portfolio Calculates Share Price

  8   Investment Advisor           14   Distributions

                                   14   Taxes


How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down and you could lose money by investing in the portfolio.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS Large Cap Value VIP

(formerly Scudder Large Cap Value Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks to achieve a high rate of total return. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000 Value Index (as of March 31, 2006, the Russell 1000 Value Index had a median market capitalization of $5.12 billion) and that the portfolio managers believe are undervalued. These are typically companies that have been sound historically but are temporarily out of favor. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the portfolio can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize the financial services sector or other sectors. In fact, it may invest more than 25% of total assets in a single sector.

The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

The managers assemble the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The managers may favor securities from different sectors and industries at different times while still maintaining variety in terms of the sectors and industries represented.

The managers will normally sell a stock when the managers believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the portfolio's emphasis on a given industry.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

The portfolio may invest up to 20% of total assets in foreign securities. The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. At times, large company stocks may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Value Investing Risk. As with any investment strategy, the "value" strategy used in managing the portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors seeking to diversify a growth-oriented portfolio or add a core holding to a value-oriented portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

               30.06      18.96      -10.44      15.84       1.61      -15.18      32.19       9.65       1.58

-------------------------------------------------------------------------------------------------------------------
                1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 18.75%, Q2 2003                   Worst Quarter: -19.15%, Q3 2002

2006 Total Return as of March 31: 4.26%

Average Annual Total Returns (%) as of 12/31/2005

                               1 Year           5 Years         Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class B            1.58            4.88                   9.41
--------------------------------------------------------------------------------
Index                           7.05            5.28                   10.67
--------------------------------------------------------------------------------

Index: The Russell 1000 Value Index is an unmanaged index which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

*    Since 5/1/96. Index comparison begins 4/30/96.

Total returns would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses                                                     0.21
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    1.21
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares               $123           $384           $665          $1,466
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:


Thomas F. Sassi                                               Steve Scrudato, CFA
Managing Director of Deutsche Asset Management and            Director of Deutsche Asset Management and Portfolio
Lead Portfolio Manager of the portfolio.                      Manager of the portfolio.
  o   Joined Deutsche Asset Management in 1996                  o   Joined Deutsche Asset Management in 2000 as a
      and the portfolio in 1997.                                    portfolio specialist, Large Cap Value: New York.
  o   Over 33 years of investment industry experience.          o   Prior to that, 11 years of experience as a product
  o   BBA, MBA, Hofstra University.                                 specialist and client service executive at Dreyfus
                                                                    Investment Advisors and various investment consulting
                                                                    and manager research positions at Diversified
                                                                    Investment Advisors and PaineWebber.
                                                                o   Joined the portfolio in 2004.
                                                                o   BA, Moravian College.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Large Cap Value VIP -- Class B

Years Ended December 31,                      2005      2004     2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period        $15.77   $14.55    $11.23   $12.77
--------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)^b               .19     .22       .18      .15
--------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)      .05    1.17      3.35   (1.69)
   on investment transactions
--------------------------------------------------------------------------------
   Total from investment operations             .24    1.39      3.53   (1.54)
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income                      (.22)   (.17)     (.21)        --
--------------------------------------------------------------------------------
Net asset value, end of period              $15.79   $15.77    $14.55   $11.23
--------------------------------------------------------------------------------
Total Return (%)                            1.58^c    9.65     32.19   (12.06)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)           40      40        18       .5
--------------------------------------------------------------------------------
Ratio of expenses before expense               1.21    1.18      1.19    1.04*
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense                1.20     1.18      1.19    1.04*
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income (loss) %)       1.24    1.46      1.55    2.74*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                      64      40        58     84**
--------------------------------------------------------------------------------

^a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

^c   Total return would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

o The advisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor will determine whether selling it would be in the portfolio's best interest.

The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The portfolios' Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Investment Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The portfolio's shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustees' approval of the portfolio's investment management agreement (see "Shareholder reports" on the back cover).

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio's average daily net assets:

Portfolio Name                                        Fee Paid
--------------------------------------------------------------------------------
DWS Large Cap Value VIP*                              0.75%
--------------------------------------------------------------------------------

* Reflecting the effect of expense limitations and/or fee waivers then in effect.

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

       DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

       Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws
       (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

--------------------------------------------------------------------------------

Your Investment in the Portfolio

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


Policies about transactions

The information in this prospectus applies to Class B shares of the portfolio. Class B shares are offered at net asset value and are subject to a 12b-1 fee. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of DWS Variable Series II (which includes the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, a portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, DWS Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the financial advisor's recommendation of the portfolio.

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio's shareholders.

o Currently, the Board of Trustees of DWS Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. To the extent that the portfolio invests in such securities, the risks may be more pronounced for certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage").

The portfolio discourages short-term and excessive trading. The portfolio will take steps to detect and deter short-term and excessive trading pursuant to the portfolio's policies as described in this prospectus and approved by the Board.

The portfolio's policies include:

o the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio; and

o the portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolio reserves the right to terminate a separate account's ability to invest in the portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. It is important to note that the advisor and the portfolio does not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the portfolio.

The portfolio's policies and procedures may be modified or terminated at any time.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio.

How the Portfolio Calculates Share Price

To calculate net asset value per share, or NAV, the portfolio uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
             --------------------------------------------  = NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If the portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of the portfolio's share.

The discussion above is generally based on the assumption that shares of the portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

Marketing and Distribution Fees

DWS Scudder Distributors, Inc., a subsidiary of the investment advisor, is the portfolio's distributor.

DWS Variable Series II has adopted a 12b-1 plan for all Class B shares. Under the plan, DWS Variable Series II may make quarterly payments to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than the participating insurance company itself.

Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482, or contact DWS Scudder at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.


DWS Scudder Distributors, Inc.               SEC

222 South Riverside Plaza                    100 F Street, N.E.
Chicago, IL 60606-5808                       Washington, D.C. 20549-2001
(800) 778-1482                               (202) 551-5850

                                             www.sec.gov




                                             SEC File #
--------------------------------------------------------------------------------
DWS Variable Series II                       811-5002
--------------------------------------------------------------------------------

                                  MAY 1, 2006





                                   PROSPECTUS




                             DWS VARIABLE SERIES II
                      (formerly Scudder Variable Series II)





                                 CLASS B SHARES







--------------------------------------------------------------------------------

                         DWS Mercury Large Cap Core VIP
               (formerly Scudder Mercury Large Cap Core Portfolio)


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.





                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------

Table of Contents


How the Portfolio Works                  Your Investment in the Portfolio
  3   DWS Mercury Large Cap Core VIP      12   Buying and Selling Shares

  8   Other Policies and Risks            14   How the Portfolio Calculates Share Price

  8   Investment Advisor                  14   Distributions

  9   Portfolio Subadvisor                14   Taxes

How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down and you could lose money by investing in the portfolio.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS Mercury Large Cap Core VIP

(formerly Scudder Mercury Large Cap Core Portfolio)

The Portfolio's Main Investment Strategy

The portfolio's investment objective is long-term capital growth. The portfolio seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities of large-cap companies located in the US.

Under normal circumstances, the portfolio seeks to achieve its investment objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of large-cap companies the portfolio managers select from among those that are, at the time of purchase, included in the Russell 1000(R) Index (as of March 31, 2006, the Russell 1000(R) Index had a median market capitalization of $5.32 billion). The portfolio managers use a multi-factor quantitative model to look for companies within the Russell 1000(R) Index that, in their opinion, are consistent with the investment objective of the portfolio.

The portfolio will seek to outperform its benchmark by using a blended investment strategy that emphasizes a mix of both growth and value stocks and will seek to outperform the Russell 1000(R) Index.

In selecting securities for the portfolio, the managers use a proprietary quantitative model. The model employs three filters in its initial screens: earnings momentum, earnings surprise and valuation. The managers look for strong relative earnings growth, preferring internal growth and unit growth to growth resulting from a company's pricing structure. A company's stock price relative to its earnings and book value is also examined -- if the managers believe that a company is overvalued, it will not be considered as an investment. After the initial screening is done, the managers rely on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies the managers believe have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because the portfolio generally will not hold all the stocks in the Russell 1000(R) Index, and because the portfolio's investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the portfolio is not an "index" fund. In seeking to outperform its benchmark, however, the managers review potential investments using certain criteria that are based on the securities in the Russell 1000(R) Index. These criteria currently include the following:

o  relative price to earnings and price to book ratios

o  stability and quality of earnings

o  earnings momentum and growth

o  weighted median market capitalization of the portfolio

o allocation among the economic sectors of the portfolio as compared to the Index

o  weighted individual stocks within the Index

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

While the portfolio invests primarily in large-cap companies located in the US, it may invest a portion of its assets in foreign companies. The portfolio could invest up to 10% of its total assets in the securities of foreign issuers, including issuers whose shares are represented by American Depositary Receipts ("ADRs").

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. While engaged in a temporary defensive position, the portfolio's ability to pursue its investment objective may be adversely affected. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. At times, large company stocks may not perform as well as stocks of small- or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The table shows how average annual returns for the portfolio's Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                                                                  12.93

--------------------------------------------------------------------------------
                                                                  2005
--------------------------------------------------------------------------------

For the period included in the bar chart:

Best Quarter: 5.58%, Q3 2005                    Worst Quarter: 1.45%, Q1 2005

2006 Total Return as of March 31: 7.30%

Average Annual Total Returns (%) as of 12/31/2005

                            1 Year                      Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class B        12.93                            15.30
--------------------------------------------------------------------------------
Index                        6.27                             9.30
--------------------------------------------------------------------------------

Index: The Russell 1000 Index is an unmanaged capitalization-weighted price-only index composed of the largest capitalized US companies whose common stocks are traded in the United States.

*    Since 11/15/04. Index comparison begins 11/30/04.

Total returns would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.90%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses                                                     5.86
--------------------------------------------------------------------------------
Total Annual Operating Expenses(1)                                 7.01
--------------------------------------------------------------------------------

(1) Pursuant to their respective agreements with DWS Variable Series II, the advisor, the underwriter and the accounting agent have agreed, through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of DWS Mercury Large Cap Core VIP to 1.20%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions, and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example              1 Year          3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares        $694            $2,040         $3,333         $6,344
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio's subadvisor is Fund Asset Management, L.P., doing business as Mercury Advisors. The portfolio is managed by a team of investment professionals who each participate in the team's research process and stock selection. The senior investment professional and lead portfolio manager of this group is Robert C. Doll, Jr., CFA, CPA. Mr. Doll is responsible for the setting and implementation of the portfolio's investment strategy and for its day-to-day management. He joined the subadvisor in 1999 and the portfolio in 2004, and has over 23 years of investment industry experience. Mr. Doll was formerly the Chief Investment Officer of Oppenheimer Funds, Inc. where he also served as a portfolio manager. Mr. Doll's team also includes Tasos Bouloutas (over 10 years of investment industry experience), Dan Hansen (over 10 years of investment industry experience), Brenda Sklar (over nine years of investment industry experience) and Gregory Brunk (over 13 years of investment industry experience), each of whom joined the portfolio in 2004.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Mercury Large Cap Core VIP -- Class B

Years Ended December 31,                                         2005     2004^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.39   $10.00
--------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)^b                                (.01)      .01
--------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investment          1.36      .38
   transactions
--------------------------------------------------------------------------------
   Total from investment operations                               1.35      .39
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income                                         (.02)        --
--------------------------------------------------------------------------------
   Net realized gain on investment transactions                  (.07)        --
--------------------------------------------------------------------------------
   Total distributions                                           (.09)        --
--------------------------------------------------------------------------------
Net asset value, end of period                                 $11.65   $10.39
--------------------------------------------------------------------------------
Total Return (%)^c                                              12.93     3.90**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                               4        1
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                   7.01   22.55*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                    1.20    1.11*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                               (.12)     .80*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                         78     104*
--------------------------------------------------------------------------------

^a For the period from November 15, 2004 (commencement of operations) to December 31, 2004.

^b   Based on average shares outstanding during the period.

^c   Total return would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

o The advisor or subadvisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest.

The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The portfolios' Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Investment Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, or the subadvisor makes the portfolio's investment decisions, buy and sell securities for the portfolio and conduct research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM or the subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The portfolio's shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustees' approval of the portfolio's investment management agreement and subadvisory agreement (see "Shareholder reports" on the back cover).

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio's average daily net assets:

Portfolio Name                                                      Fee Paid
--------------------------------------------------------------------------------
DWS Mercury Large Cap Core VIP*                                        0.00%
--------------------------------------------------------------------------------

* Reflecting the effect of expense limitations and/or fee waivers then in effect.

Portfolio subadvisor

Fund Asset Management, L.P., doing business as Mercury Advisors, a division of Merrill Lynch Investment Managers, L.P. ("MLIM"), 800 Scudder Mill Road, Plainsboro, New Jersey 08536, is the subadvisor for DWS Mercury Large Cap Core VIP. As of December 31, 2005, MLIM managed over $538 billion in client assets worldwide. DeIM pays a fee to MLIM for acting as subadvisor to DWS Mercury Large Cap Core VIP.

On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") announced that they have reached an agreement to merge Merrill Lynch's investment management business, MLIM and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch International Limited), and BlackRock to create a new independent company that will be one of the world's largest asset management firms with nearly $1 trillion in assets under management. Merrill Lynch will hold a 49.8% stake and will have a 45% voting interest in the combined company. The new company will operate under the BlackRock name and be governed by a board of directors with a majority of independent members. The combined company will offer a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the US and in non-US markets. It will have over 4,500 employees in 18 countries and a major presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe. The transaction has been approved by the Boards of both Merrill Lynch and BlackRock and is expected to close in the third quarter of 2006.

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

       DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

       Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws
       (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

--------------------------------------------------------------------------------

Your Investment in the Portfolio

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.

Policies about transactions

The information in this prospectus applies to Class B shares of the portfolio. Class B shares are offered at net asset value and are subject to a 12b-1 fee. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of DWS Variable Series II (which includes the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, a portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, DWS Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the financial advisor's recommendation of the portfolio.

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio's shareholders.

o Currently, the Board of Trustees of DWS Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. To the extent that the portfolio invests in such securities, the risks may be more pronounced for certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage").

The portfolio discourages short-term and excessive trading. The portfolio will take steps to detect and deter short-term and excessive trading pursuant to the portfolio's policies as described in this prospectus and approved by the Board.

The portfolio's policies include:

o the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio; and

o the portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolio reserves the right to terminate a separate account's ability to invest in the portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. It is important to note that the advisor and the portfolio does not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the portfolio.

The portfolio's policies and procedures may be modified or terminated at any time.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio.

How the Portfolio Calculates Share Price

To calculate net asset value per share, or NAV, the portfolio uses the following equation:

                        TOTAL ASSETS - TOTAL LIABILITIES
               -------------------------------------------- = NAV
                       TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from their net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 591/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If the portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of the portfolio's share.

The discussion above is generally based on the assumption that shares of the portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

Marketing and Distribution Fees

DWS Scudder Distributors, Inc., a subsidiary of the investment advisor, is the portfolio's distributor.

DWS Variable Series II has adopted a 12b-1 plan for all Class B shares. Under the plan, DWS Variable Series II may make quarterly payments to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than the participating insurance company itself.

Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482, or contact DWS Scudder at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.


DWS Scudder Distributors, Inc.               SEC

222 South Riverside Plaza                    100 F Street, N.E.
Chicago, IL 60606-5808                       Washington, D.C. 20549-2001
(800) 778-1482                               (202) 551-5850

                                             www.sec.gov





                                             SEC File #
--------------------------------------------------------------------------------
DWS Variable Series II                       811-5002
--------------------------------------------------------------------------------

                                   MAY 1, 2006





                                   PROSPECTUS




                             DWS VARIABLE SERIES II
                      (formerly Scudder Variable Series II)





                                 CLASS B SHARES







--------------------------------------------------------------------------------

                           DWS MFS Strategic Value VIP
                  (formerly SVS MFS Strategic Value Portfolio)


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.




                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------

Table of Contents


How the Portfolio Works                                       Your Investment in the Portfolio
  3   DWS MFS Strategic Value VIP                              13   Buying and Selling Shares

  8   Other Policies and Risks                                 15   How the Portfolio Calculates Share Price

  8   Investment Advisor                                       15   Distributions

  9   Portfolio Subadvisor                                     15   Taxes

How the Portfolio Works


The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down and you could lose money by investing in the portfolio.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS MFS Strategic Value VIP

(formerly SVS MFS Strategic Value Portfolio)

The Portfolio's Main Investment Strategy

The portfolio's investment objective is to provide capital appreciation. The portfolio invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of companies which the manager believes are undervalued in the market relative to their long term potential. The equity securities of these companies may be undervalued because they are temporarily out of favor in the market due to:

o  a decline in the market

o  poor economic conditions

o developments that have affected or may affect the issuer of the securities or the issuer's industry; or

o  the market has overlooked them

Undervalued equity securities generally have low price-to-book, price-to-sales and/or price-to-earnings ratios. The portfolio's investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

The portfolio also invests in other types of securities, such as fixed income securities, including lower rated securities commonly referred to as junk bonds, and warrants, when relative values make such purchases attractive.

The manager uses a bottom-up, as opposed to a top-down, investment style in managing the portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the manager and the subadvisor's large group of equity research analysts.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Other Investments

The portfolio may invest in foreign securities (including emerging markets securities), through which it may have exposure to foreign currencies. The portfolio has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Value Investing Risk. As with any investment strategy, the "value" strategy used in managing the portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

o the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters;

o a bond could decline in credit quality or go into default; this risk is greater with lower rated bonds;

o some bonds could be paid off earlier than expected, which could hurt the portfolio's performance; and

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                                                                                   26.35      17.40       -0.60

-------------------------------------------------------------------------------------------------------------------
    1996        1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 19.76%, Q2 2003                   Worst Quarter: -5.55%, Q1 2003

2006 Total Return as of March 31: 4.75%

Average Annual Total Returns (%) as of 12/31/2005

                                      1 Year                    Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class B                  -0.60                           8.70
--------------------------------------------------------------------------------
Index                                  7.05                          10.95
--------------------------------------------------------------------------------

Index: The Russell 1000 Value Index is an unmanaged index which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

*    Since 7/1/02. Index comparison begins 6/30/02.

Total returns would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.95%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses                                                     0.45
--------------------------------------------------------------------------------
Total Annual Operating Expenses(1)                                 1.65
--------------------------------------------------------------------------------

(1) Pursuant to their respective agreements with DWS Variable Series II, the advisor, the underwriter and the accounting agent have agreed, through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of DWS MFS Strategic Value VIP to 1.26%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares               $168           $520           $897          $1,955
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio's subadvisor is Massachusetts Financial Services Company ("MFS"). The portfolio is managed by a team that participates equally in the research process, strategy discussions, portfolio construction, final buy and sell decisions, and risk management for the portfolio. The portfolio management team is comprised of Kenneth J. Enright and Alan T. Langsner. Mr. Enright is a Senior Vice President of MFS and a Chartered Financial Analyst, has been employed in the investment management area of the subadvisor since 1986 and joined the portfolio in 2002. Mr. Langsner is a Vice President of MFS. He joined MFS in 1999 as an Equity Research Analyst following newspapers, networking, telecom equipment, specialty pharmaceuticals, electric equipment, software, and small and mid-cap biotechnology. Mr. Langsner joined the portfolio in 2004.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS MFS Strategic Value VIP -- Class B

Years Ended December 31,                      2005      2004     2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period        $11.98   $10.22    $ 8.11   $ 8.93
--------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)^b               .04     .07       .02      .04
--------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)    (.12)    1.71      2.11    (.86)
   on investment transactions
--------------------------------------------------------------------------------
   Total from investment operations           (.08)    1.78      2.13    (.82)
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income                      (.07)   (.01)     (.02)        --
--------------------------------------------------------------------------------
   Net realized gain on investment            (.99)   (.01)         --        --
   transactions
--------------------------------------------------------------------------------
   Tax return of capital                      (.10)       --       --        --
--------------------------------------------------------------------------------
   Total distributions                       (1.16)   (.02)     (.02)        --
--------------------------------------------------------------------------------
Net asset value, end of period              $10.74   $11.98    $10.22   $ 8.11
--------------------------------------------------------------------------------
Total Return (%)^c                            (.60)   17.40      26.35  (9.18)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)           33      34        13       .3
--------------------------------------------------------------------------------
Ratio of expenses before expense               1.65    1.79      2.32    2.96*
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense                1.45    1.52      1.54    1.40*
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)       .33     .67       .28     .87*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                      59      54        40        7
--------------------------------------------------------------------------------

^a For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

^c   Total return would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

o The advisor or subadvisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest.

The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The portfolios' Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Investment Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, or the subadvisor makes the portfolio's investment decisions, buy and sell securities for the portfolio and conduct research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM or the subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The portfolio's shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustees' approval of the portfolio's investment management agreement and subadvisory agreement (see "Shareholder reports" on the back cover).

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio's average daily net assets:

Portfolio Name                                      Fee Paid
--------------------------------------------------------------------------------
DWS MFS Strategic Value VIP*                          0.75%
--------------------------------------------------------------------------------

* Reflecting the effect of expense limitations and/or fee waivers then in effect.

Portfolio Subadvisor

Massachusetts Financial Services Company ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the subadvisor to DWS MFS Strategic Value VIP. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $163 billion as of December 31, 2005. DeIM pays a fee to MFS for acting as subadvisor to DWS MFS Strategic Value VIP.

Although none of the legal proceedings described below currently involve your portfolio, these matters affect MFS, your portfolio's subadvisor. The information that follows has been provided to the portfolio by MFS.

On March 31, 2004, MFS settled an administrative proceeding with the Securities and Exchange Commission ("SEC") regarding disclosure of brokerage allocation practices in connection with MFS fund sales (the term "MFS funds" means the open-end registered management investment companies sponsored by MFS). The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003. In addition, in February 2004, MFS reached agreement with the SEC, the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire to settle administrative proceedings alleging false and misleading information in certain MFS open-end retail fund prospectuses regarding market timing and related matters.

Since December 2003, MFS, MFS Fund Distributors, Inc., MFS Service Center, Inc., MFS Corporation Retirement Committee, Sun Life Financial Inc., various MFS funds, certain current and/or former Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the MFS funds during specified periods, as ERISA actions by participants in certain retirement plan accounts on behalf of those accounts, or as derivative actions on behalf of the MFS funds. The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (In re Mutual Funds Investment Litigation (Alger, Columbia, Janus, MFS, One Group, Putnam, Allianz Dresdner), No. 1:04-md-15863 (transfer began March 19, 2004)). The market timing cases related to the MFS complex are Riggs v. MFS et al., Case No. 04-CV-01162-JFM (direct), Hammerslough
v. MFS et al., Case No. 04-MD-01620 (derivative), Anita Walker v. MFS et al., Case No. 1:04-CV-01758 (ERISA), and Reaves v. MFS Series Trust I, et al., Case No. 1:05-CV-02220-JFM (Class B Shares). The plaintiffs in these consolidated lawsuits generally seek injunctive relief including removal of the named Trustees, adviser and distributor, rescission of contracts and 12b-1 Plans, disgorgement of fees and profits, monetary damages, punitive damages, attorney's fees and costs and other equitable and declaratory relief. Two lawsuits alleging improper brokerage allocation practices and excessive compensation are pending in the United States District Court for the District of Massachusetts (Forsythe v. Sun Life Financial Inc., et al., No. 04cv10584 (GAO) (a consolidated action) and Marcus Dumond, et al. v. Massachusetts Financial Servs. Co., et al., No. 04cv11458 (GAO)). The plaintiffs in these lawsuits generally seek compensatory damages, punitive damages, recovery of fees, rescission of contracts, an accounting, restitution, declaratory relief, equitable and/or injunctive relief and attorney's fees and costs. The various lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, (ii) received excessive compensation as fiduciaries to the MFS funds, or (iii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. The defendants filed separate motions to dismiss all claims of the various lawsuits (except Reaves, which has not been separately briefed). On November 3, 2005, the district judge considering the motions to dismiss the Riggs and Hammerslough actions issued memoranda indicating that he intends to grant in part and deny in part defendants' motions in these actions. A formal order consistent with the court's memoranda is forthcoming. On January 19, 2006, the district judge considering the Forsythe and Dumond actions denied defendants' motion to dismiss the Dumond action and granted in part (including dismissing all claims against the Trustees and Sun Life Financial, Inc.) and denied in part defendants' motion to dismiss the Forsythe action. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. It is not clear whether any amounts paid in connection with the above regulatory settlements will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected MFS funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments, will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the MFS funds.

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

       DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

       Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws
       (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

--------------------------------------------------------------------------------

Your Investment in the Portfolio

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


Policies about transactions

The information in this prospectus applies to Class B shares of the portfolio. Class B shares are offered at net asset value and are subject to a 12b-1 fee. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of DWS Variable Series II (which includes the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, a portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, DWS Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the financial advisor's recommendation of the portfolio.

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio's shareholders.

o Currently, the Board of Trustees of DWS Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for portfolios investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage").

The portfolio discourages short-term and excessive trading. The portfolio will take steps to detect and deter short-term and excessive trading pursuant to the portfolio's policies as described in this prospectus and approved by the Board.

The portfolio's policies include:

o the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio; and

o the portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolio reserves the right to terminate a separate account's ability to invest in the portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. It is important to note that the advisor and the portfolio does not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the portfolio.

The portfolio's policies and procedures may be modified or terminated at any time.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio.

How the Portfolio Calculates Share Price

To calculate net asset value per share, or NAV, the portfolio uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
             --------------------------------------------   = NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

DWS Money Market VIP intends to declare its net investment income as a dividend daily and distribute dividends monthly. The portfolio intends to declare and distribute dividends from their net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If the portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of the portfolio's share.

The discussion above is generally based on the assumption that shares of the portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

Marketing and Distribution Fees

DWS Scudder Distributors, Inc., a subsidiary of the investment advisor, is the portfolio's distributor.

DWS Variable Series II has adopted a 12b-1 plan for all Class B shares. Under the plan, DWS Variable Series II may make quarterly payments to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than the participating insurance company itself.

Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.

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--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482, or contact DWS Scudder at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.


DWS Scudder Distributors, Inc.               SEC

222 South Riverside Plaza                    100 F Street, N.E.
Chicago, IL 60606-5808                       Washington, D.C. 20549-2001
(800) 778-1482                               (202) 551-5850

                                             www.sec.gov





                                             SEC File #
--------------------------------------------------------------------------------
DWS Variable Series II                       811-5002
--------------------------------------------------------------------------------

                                   MAY 1, 2006





                                   PROSPECTUS




                             DWS VARIABLE SERIES II
                      (formerly Scudder Variable Series II)





                                 CLASS B SHARES







--------------------------------------------------------------------------------

                             DWS Mid Cap Growth VIP
                   (formerly Scudder Mid Cap Growth Portfolio)


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.




                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------

Table of Contents


How the Portfolio Works          Your Investment in the Portfolio

  3   DWS Mid Cap Growth VIP      12   Buying and Selling Shares

  8   Other Policies and Risks    14   How the Portfolio Calculates Share Price

  8   Investment Advisor          14   Distributions

                                  14   Taxes


How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down and you could lose money by investing in the portfolio.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS Mid Cap Growth VIP

(formerly Scudder Mid Cap Growth Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital growth.

Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, determined at the time of purchase, in companies with market capitalizations within the market capitalization range of the Russell Midcap Growth Index (as of March 31, 2006, The Russell Midcap Growth Index had a median market capitalization of $4.46 billion) or securities with equity characteristics that provide exposure to those companies. It may also invest in convertible securities when the manager believes it is more advantageous than investing in a company's common stock. The manager believes these companies contain the greatest concentration of businesses with significant growth prospects.

The portfolio invests primarily in equity securities of medium-sized growth-oriented companies. The manager uses an active process which combines financial analysis with company visits to evaluate management and strategies.

Company research lies at the heart of the investment process. The manager uses a "bottom-up" approach to picking securities. This approach focuses on individual stock selection rather than industry selection.

o The manager focuses on undervalued stocks with fast-growing earnings and superior near-to-intermediate term performance potential.

o The manager emphasizes individual selection of medium-sized stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

o The manager generally seeks companies with leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

The portfolio follows a disciplined selling process in order to lessen risk. A security may be sold if one or more of the following conditions are met:

o  the stock price reaches the portfolio manager's expectations;

o  there is a material change in the company's fundamentals;

o  the manager believes other investments offer better opportunities; or

o the market capitalization of a stock distorts the weighted average market capitalization of the portfolio.

The portfolio may also invest up to 20% of its assets in stocks and other securities of companies based outside the US. The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees of Scudder Variable Series II could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the portfolio may use futures, options and covered call options. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market.

The portfolio may use hedging transactions to attempt to reduce specific risks. For example, to protect the portfolio against circumstances that would normally cause the portfolio's securities to decline in value, the portfolio may buy or sell a derivative contract that would normally increase in value under the same circumstances. The portfolio's ability to hedge may be limited by the costs of the derivatives contracts. The portfolio may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of the portfolio, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms.

The portfolio's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible securities.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market investments or other short-term bonds that offer comparable safety. In addition, as a temporary defensive position, the portfolio may invest up to 100% of assets in the common stock of larger companies or in fixed-income securities. This could prevent losses, but, while engaged in a temporary defensive position, the portfolio may not achieve its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, the most important factor with this portfolio is how stock markets perform -- in this case, the medium-sized capitalization portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Medium-Sized Company Risk. Medium-sized company stocks tend to experience steeper price fluctuations -- down as well as up -- than stocks of larger companies. A shortage of reliable information -- the same information gap that creates opportunity -- can pose added risk. Industrywide reversals may have a greater impact on medium-sized companies, since they usually lack a large company's financial resources. Medium-sized company stocks are typically less liquid than large company stocks; when things are going poorly, it is harder to find a buyer for a medium-sized company's shares.

Pricing Risk. At times, market conditions might make it hard to value some investments. As a result, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the prices of its securities, you may not receive the full market value for your portfolio shares when you sell.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

o the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio is designed for investors with long-term goals who can tolerate capital fluctuation in pursuit of long-term capital growth.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

Prior to October 28, 2005, the portfolio was named Scudder Aggressive Growth Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio's current policies had been in effect.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with three broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                                                 -5.20      -21.96     -30.76      33.43       3.61       14.65
-------------------------------------------------------------------------------------------------------------------
                                                  2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 23.35%, Q4 2001                   Worst Quarter: -25.99%, Q3 2001

2006 Total Return as of March 31: 11.53%

Average Annual Total Returns (%) as of 12/31/2005

                                  1 Year      5 Years          Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class B              14.65       -3.05                1.90
--------------------------------------------------------------------------------
Index 1                           12.10        1.38                4.28
--------------------------------------------------------------------------------
Index 2                            5.17       -3.15               -2.75
--------------------------------------------------------------------------------
Index                              4.91        0.54                0.54
--------------------------------------------------------------------------------

Index 1: The Russell Mid Cap Growth Index is an unmanaged index composed of common stocks of mid cap companies with higher price-to-book ratios and higher forecasted growth values.**

Index 2: The Russell 3000 Growth Index is an unmanaged capitalization-weighted index containing the growth stocks in the Russell 3000 Index.

Index 3: The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

*    Since 5/1/99. Index comparisons begin 4/30/99.

** On October 28, 2005, the Russell Mid Cap Growth Index replaced the Russell 3000 Growth Index and the S&P 500 Index as the portfolio's benchmark index because the advisor believes it is more appropriate to measure the portfolio's performance against the Russell Mid Cap Growth Index as it more accurately reflects the portfolio's investment strategy.

Total returns would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                          Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses                                                     0.40
--------------------------------------------------------------------------------
Total Annual Operating Expenses(1)                                 1.40
--------------------------------------------------------------------------------

(1) Pursuant to their respective agreements with DWS Variable Series II, the advisor, the underwriter and the accounting agent have agreed, through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of DWS Mid Cap Growth VIP to 1.308%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                  1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares            $143           $443           $766          $1,680
--------------------------------------------------------------------------------
rtfolio Manager

The following person handles the day-to-day management of the portfolio:


Robert S. Janis
Managing Director of Deutsche Asset Management and
Portfolio Manager of the portfolio.
  o Joined Deutsche Asset Management and the portfolio in 2004.
  o Previously served as portfolio manager for 10 years at Credit Suisse Asset Management (or at its predecessor, Warburg Pincus Asset Management).
  o   Over 20 years of investment industry experience.
  o  BA, MBA, The Wharton School, University of Pennsylvania.

The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Mid Cap Growth VIP -- Class B

Years Ended December 31,                      2005      2004     2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period        $ 9.76   $ 9.42    $ 7.06   $ 7.43
--------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)^b             (.09)   (.05)     (.09)    (.02)
--------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)     1.52     .39      2.45    (.35)
   on investment transactions
--------------------------------------------------------------------------------
   Total from investment operations            1.43     .34      2.36    (.37)
--------------------------------------------------------------------------------
Net asset value, end of period             $11.19   $ 9.76    $ 9.42   $ 7.06
--------------------------------------------------------------------------------
Total Return (%)                          14.65^c   3.61^c    33.43^c   (4.98)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)            7       6         4       .1
--------------------------------------------------------------------------------
Ratio of expenses before expense               1.40    1.41      1.37    1.06*
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense                1.32    1.34      1.34    1.06*
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income (%)            (.82)   (.50)     (.96)   (.47)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                     104     103        91       71
--------------------------------------------------------------------------------

^a For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

^c   Total return would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

o The advisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor will determine whether selling it would be in the portfolio's best interest.

The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The portfolios' Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Investment Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The portfolio's shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustees' approval of the portfolio's investment management agreement (see "Shareholder reports" on the back cover).

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio's average daily net assets:

Portfolio Name                                       Fee Paid
--------------------------------------------------------------------------------
DWS Mid Cap Growth VIP*                               0.70%
--------------------------------------------------------------------------------

* Reflecting the effect of expense limitations and/or fee waivers then in effect.

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

       DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

       Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws
       (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

--------------------------------------------------------------------------------

Your Investment in the Portfolio

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


Policies about transactions

The information in this prospectus applies to Class B shares of the portfolio. Class B shares are offered at net asset value and are subject to a 12b-1 fee. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of DWS Variable Series II (which includes the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, a portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, DWS Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the financial advisor's recommendation of the portfolio.

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio's shareholders.

o Currently, the Board of Trustees of DWS Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. To the extent that the portfolio invests in such securities, the risks may be more pronounced for certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage").

The portfolio discourages short-term and excessive trading. The portfolio will take steps to detect and deter short-term and excessive trading pursuant to the portfolio's policies as described in this prospectus and approved by the Board.

The portfolio's policies include:

o the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio; and

o the portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolio reserves the right to terminate a separate account's ability to invest in the portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. It is important to note that the advisor and the portfolio does not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the portfolio.

The portfolio's policies and procedures may be modified or terminated at any time.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio.

How the Portfolio Calculates Share Price

To calculate net asset value per share, or NAV, the portfolio uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
             -------------------------------------------- = NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If the portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of the portfolio's share.

The discussion above is generally based on the assumption that shares of the portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

Marketing and Distribution Fees

DWS Scudder Distributors, Inc., a subsidiary of the investment advisor, is the portfolio's distributor.

DWS Variable Series II has adopted a 12b-1 plan for all Class B shares. Under the plan, DWS Variable Series II may make quarterly payments to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than the participating insurance company itself.

Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482, or contact DWS Scudder at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.


DWS Scudder Distributors, Inc.               SEC

222 South Riverside Plaza                    100 F Street, N.E.
Chicago, IL 60606-5808                       Washington, D.C. 20549-2001
(800) 778-1482                               (202) 551-5850

                                             www.sec.gov




                                             SEC File #
--------------------------------------------------------------------------------
DWS Variable Series II                       811-5002
--------------------------------------------------------------------------------

                                   MAY 1, 2006





                                   PROSPECTUS




                             DWS VARIABLE SERIES II
                      (formerly Scudder Variable Series II)





                                 CLASS B SHARES







--------------------------------------------------------------------------------

                           DWS Moderate Allocation VIP
              (formerly Scudder Growth & Income Strategy Portfolio)


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.




                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------

Table of Contents

How the Portfolio Works                 Your Investment in the Portfolio

  3   DWS Moderate Allocation VIP        14   Buying and Selling Shares

 10   Other Policies and Risks           16   How the Portfolio Calculates Share Price

 10   Investment Advisor                 16   Distributions

                                         16   Taxes

How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down and you could lose money by investing in the portfolio.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS Moderate Allocation VIP

(formerly Scudder Growth & Income Strategy Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks a balance of long-term growth of capital and current income with an emphasis on growth of capital. It does this by investing in a portfolio of other DWS portfolios ("underlying portfolios") that invest across a range of asset classes, utilizing a wide variety of securities and investment styles. The portfolio will always invest in the share class of an underlying portfolio with the lowest fees and expenses.

For DWS Moderate Allocation VIP, the portfolio's target allocation is as follows:

o 40% in underlying portfolios which invest primarily in fixed-income securities of all credit qualities and maturities ("fixed-income portfolios").

o 60% in underlying portfolios which invest primarily in equity securities of all capitalization levels ("equity portfolios").

The portfolio managers have the flexibility to adjust this allocation within the following ranges:

o  25-55% in fixed-income portfolios.

o  45-75% in equity portfolios.

While the actual allocation may vary, the portfolio managers expect that over the long term it will average out to be similar to the target allocation.

The portfolio managers regularly review the actual allocation and may adjust it in seeking to take advantage of current or expected market conditions or to manage risk. In making their allocation decisions, the managers use a proprietary mix of qualitative and quantitative inputs to arrive at a view for the securities markets and segments of those markets. Based on the desired exposure to particular investments and a thorough risk analysis, the managers then decide which portfolios to use as underlying portfolios and in which proportions.

It is expected that, in the future, the managers may invest in instruments, commonly called "derivatives," including, but not limited to, futures and forward currency exchange contracts, to attempt to manage risk and enhance returns. Derivatives may be used to hedge the portfolio against price fluctuations and otherwise reduce risk. Derivatives may also be used to increase the portfolio's exposure to certain markets in an attempt to enhance returns. These strategies may be used separately or in combination. The managers may also use these derivatives strategies to help maintain cash reserves or otherwise liquid assets to meet shareholder redemptions, or for other needs, while maintaining exposure to the markets. The managers will determine which derivative instruments to purchase by using a quantitative strategy that incorporates data from various international markets. The strategy seeks to shift the emphasis on the portfolio's holdings in response to short- and medium-term changes in global markets. The use of the strategy is subject to Board approval. Shareholders will be notified prior to the use of the strategy.

The underlying portfolios use a broad array of investment styles. These portfolios can buy many types of securities, among them common stocks of companies of any size, corporate bonds of varying credit quality, US government and agency bonds, mortgage- and asset-backed securities, money market instruments and others. These securities are mainly from US issuers but may be, to a more limited extent, from foreign issuers.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments. The portfolio's allocations among the underlying portfolios will change over time, causing corresponding changes in the portfolio's risk profile.

Asset Allocation Risk. Although asset allocation among different asset classes generally limits risk and exposure to any one class, the risk remains that the investment advisor may favor an asset class that performs poorly relative to the other asset classes. For example, deteriorating stock market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market. Under these circumstances, if the portfolio was invested primarily in underlying portfolios that emphasize stocks, it would perform poorly relative to a portfolio invested primarily in bonds.

Reallocation Risk. From time to time, one or more underlying portfolios may experience relatively large investments or redemptions due to reallocations or rebalancings of the portfolios by the managers. These transactions will affect the underlying portfolios, since underlying portfolios that experience redemptions as a result of reallocations or rebalancings may have to sell securities and underlying portfolios that receive additional cash will have to invest such cash. In addition, a large redemption by a portfolio in a specific underlying portfolio could also hurt the performance of another portfolio currently invested in the same underlying portfolio. While it is impossible to predict the overall impact of these transactions over time, there could also be adverse effects on a portfolio's performance to the extent that the underlying portfolios may be required to sell securities or invest cash at times when they would otherwise not do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs for the underlying portfolios. The managers are committed to minimizing such impact on the underlying portfolios to the extent consistent with pursuing the investment objective of a portfolio. The managers will at all times monitor the impact on the underlying portfolios of transactions by a portfolio.

Focused Investment Risk. Overall risk can be reduced by industry or geographic diversification, and increased by focusing investments in a limited number of geographic regions or in industries with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services). An underlying portfolio that focuses its investments in the securities of issuers in industries with high positive correlations to one another may be particularly vulnerable to events affecting companies in those industries because the companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political, or other developments. Similarly, underlying portfolios that invest significant portions of their assets in a narrowly defined geographic region or in a particular foreign country may be particularly vulnerable to events affecting companies located in that region or country because the companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Stock Market Risk. An important factor for the underlying portfolios is how stock markets perform. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments an underlying portfolio makes and the underlying portfolio may not be able to get attractive prices for them.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value an underlying portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. An underlying portfolio may invest in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of an underlying portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by an underlying portfolio may prepay principal earlier than scheduled, forcing the underlying portfolio to reinvest in lower yielding securities. Prepayment may reduce the underlying portfolio's income. As interest rates increase, fewer issuers tend to prepay, which may extend the average life of fixed income securities and have the effect of locking in a below-market interest rate, increasing the underlying portfolio's effective duration and reducing the value of the security. Because an underlying portfolio may invest in mortgage-related securities, the portfolio is more vulnerable to both of these risks.

Credit Risk. An underlying portfolio purchasing bonds faces the risk that the issuer or guarantor of a debt security or the other party to an over-the-counter transaction will be unable or unwilling to make timely payments of interest or principal, or otherwise to honor its obligations. The degree of this risk for a particular security may be reflected in its credit rating. This risk is greater with junk and foreign bonds because of the difficulties of requiring foreign entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of foreign governments and other foreign issuers are already in default. In addition, because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds are generally more vulnerable to bad economic news or even the expectation of bad news, than those of investment-grade bonds. In some cases, bonds, particularly junk bonds, may decline in credit quality or go into default.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency for which it is acting as a substitute; derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio or an underlying portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio or an underlying portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses that it could have if it or an underlying portfolio had not entered into these transactions. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by an underlying portfolio that occurs during the term of the loan would be borne by the underlying portfolio and would adversely affect that underlying portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the underlying portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio or an underlying portfolio has valued its securities too highly, you may end up paying too much for shares when you buy into the portfolio. If the portfolio or an underlying portfolio underestimates their price, you may not receive the full market value for your shares when you sell.

Other factors that could affect performance are:

o the managers of the portfolio or the underlying portfolios could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes or other matters; and

o the underlying portfolios may trade securities more actively than comparable portfolios. Upon the use of the derivatives strategy, the portfolio may also trade derivative instruments more actively than comparable portfolios. Any of these cases could raise transactions costs and thereby lower returns.

This portfolio is designed for investors who are interested in a growth-oriented, balanced asset allocation investment.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The table shows how average annual returns for the portfolio's Class B shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices vary over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                                                                            5.06

--------------------------------------------------------------------------------
                                                                            2005
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 2.75%, Q3 2005                    Worst Quarter: -1.32%, Q1 2005

2006 Total Return as of March 31:  3.34%

Average Annual Total Returns (%) as of 12/31/2005

                                       1 Year               Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class B                    5.06                       9.94
--------------------------------------------------------------------------------
Index 1                                 6.27                      13.33
--------------------------------------------------------------------------------
Index 2                                 2.43                       2.75
--------------------------------------------------------------------------------

Index 1: The Russell 1000 Index is an unmanaged capitalization-weighted price-only index composed of the largest-capitalized US companies whose common stocks are traded in the United States.

Index 2: The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, corporate bond issues and mortgage securities.

*    Since 8/16/04. Index comparisons begin 8/31/04.

Total returns would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The portfolio's shareholders directly bear the fees and expenses of the portfolio, subject to the contractual obligations of the advisor, underwriter and accounting agent to waive fees or reimburse expenses to maintain the portfolio's operating expenses at a specified level. The portfolio will indirectly bear its proportionate share of fees and expenses incurred by the underlying portfolios in which the portfolio is invested (see "Range of Average Weighted Net Expense Ratios" in the table below). The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                       Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                    0.15%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                  0.25
--------------------------------------------------------------------------------
Other Expenses                                                    0.26
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                   0.66
--------------------------------------------------------------------------------
Range of Average Weighted Net Expense Ratios for             0.69% to 0.91%
underlying portfolios(1)
--------------------------------------------------------------------------------
Estimated Total Annual Direct and Indirect Operating              1.31
Expenses(2)
--------------------------------------------------------------------------------

(1) Certain ratios reduced for contractual expense limitations and/or reimbursements where applicable, based on the most recent prospectuses.

(2) The Estimated Total Annual Direct and Indirect Operating Expenses shown in the table is the sum of the portfolio's Total Annual Operating Expenses and the underlying portfolios' estimated Indirect Expenses.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions, and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                 1 Year      3 Years          5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares           $133         $415             $718          $1,579
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:



Inna Okounkova                                                 Robert Wang
Director of Deutsche Asset Management and Portfolio Manager    Managing Director of Deutsche Asset Management and
of the portfolio.                                              Portfolio Manager of the portfolio.
  o   Global Asset Allocation portfolio manager: New York.       o   Global Asset Allocation senior portfolio manager:
  o   Joined Deutsche Asset Management in 1999 as a                  New York.
      quantitative analyst, becoming an associate portfolio      o   Joined Deutsche Asset Management in 1995 as a senior
      manager in 2001.                                               fixed income portfolio manager after 13 years of
  o   BS, MS, Moscow State University; MBA, University of            experience at J.P. Morgan & Co. trading fixed
      Chicago.                                                       income, derivatives and foreign exchange products.
  o   Joined the portfolio in 2004.                              o   BS, The Wharton School, University of Pennsylvania.
                                                                 o   Joined the portfolio in 2004.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Moderate Allocation VIP

Years Ended December 31,                                         2005     2004^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.84   $10.00
--------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)^b                                  .12    (.03)
--------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investment           .43      .87
   transactions
--------------------------------------------------------------------------------
   Total from investment operations                                .55      .84
--------------------------------------------------------------------------------
Less distributions from:
   Net realized gains                                            (.02)        --
--------------------------------------------------------------------------------
Net asset value, end of period                                 $11.37   $10.84
--------------------------------------------------------------------------------
Total Return (%)^c,^d                                              5.06   8.40**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                             171       39
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)^e                   .66    1.53*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)^e                    .61     .75*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                                1.15   (.68)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                         14      13*
--------------------------------------------------------------------------------

^a For the period from August 16, 2004 (commencement of operations) to December 31, 2004.

^b   Based on average shares outstanding during the period.

^c   Total return would have been lower had certain expenses not been reduced.

^d Total return would have been lower if the Advisor had not maintained some Underlying Portfolio's expenses.

^e The Portfolio invests in other DWS Portfolios and indirectly bears its proportionate share of fees and expenses incurred by the Underlying DWS Portfolios in which the Portfolio is invested.

*    Annualized

**   Not annualized

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

o The advisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor will determine whether selling it would be in the portfolio's best interest.

The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The portfolios' Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Investment Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The portfolio's shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustees' approval of the portfolio's investment management agreement (see "Shareholder reports" on the back cover).

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio's average daily net assets:

Portfolio Name                                       Fee Paid
--------------------------------------------------------------------------------
DWS Moderate Allocation VIP*                          0.10%
--------------------------------------------------------------------------------

* Reflecting the effect of expense limitations and/or fee waivers then in effect.

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

       DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

       Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws
       (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

--------------------------------------------------------------------------------

Your Investment in the Portfolio

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


Policies about transactions

The information in this prospectus applies to Class B shares of the portfolio. Class B shares are offered at net asset value and are subject to a 12b-1 fee. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of DWS Variable Series II (which includes the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, a portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, DWS Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the financial advisor's recommendation of the portfolio.

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio's shareholders.

o Currently, the Board of Trustees of DWS Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. To the extent that the portfolio invests in such securities, the risks may be more pronounced for certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage").

The portfolio discourages short-term and excessive trading. The portfolio will take steps to detect and deter short-term and excessive trading pursuant to the portfolio's policies as described in this prospectus and approved by the Board.

The portfolio's policies include:

o the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio; and

o the portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolio reserves the right to terminate a separate account's ability to invest in the portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. It is important to note that the advisor and the portfolio does not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the portfolio.

The portfolio's policies and procedures may be modified or terminated at any time.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio.

How the Portfolio Calculates Share Price

To calculate net asset value per share, or NAV, the portfolio uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
             -------------------------------------------- = NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If the portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of the portfolio's share.

The discussion above is generally based on the assumption that shares of the portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

Marketing and Distribution Fees

DWS Scudder Distributors, Inc., a subsidiary of the investment advisor, is the portfolio's distributor.

DWS Variable Series II has adopted a 12b-1 plan for all Class B shares. Under the plan, DWS Variable Series II may make quarterly payments to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than the participating insurance company itself.

Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.

--------------------------------------------------------------------------------

To Get More Information


Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482, or contact DWS Scudder at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.


DWS Scudder Distributors, Inc.               SEC

222 South Riverside Plaza                    100 F Street, N.E.
Chicago, IL 60606-5808                       Washington, D.C. 20549-2001
(800) 778-1482                               (202) 551-5850

                                             www.sec.gov






                                             SEC File #
--------------------------------------------------------------------------------
DWS Variable Series II                       811-5002
--------------------------------------------------------------------------------

                                   MAY 1, 2006





                                   PROSPECTUS




                             DWS VARIABLE SERIES II
                      (formerly Scudder Variable Series II)





                                 CLASS B SHARES







--------------------------------------------------------------------------------

                              DWS Money Market VIP
                    (formerly Scudder Money Market Portfolio)


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.




                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------

Table of Contents


How the Portfolio Works           Your Investment in the Portfolio

  3   DWS Money Market VIP         11   Buying and Selling Shares

  7   Other Policies and Risks     12   How the Portfolio Calculates Share Price

  7   Investment Advisor           12   Distributions

                                   12   Taxes

How the Portfolio Works


The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down and you could lose money by investing in the portfolio.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS Money Market VIP

(formerly Scudder Money Market Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks maximum current income to the extent consistent with stability of principal.

The portfolio pursues its goal by investing exclusively in high quality short-term securities, as well as certain repurchase agreements that are backed by high-quality securities.

While the portfolio's advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments, including US Government obligations, can change in value when interest rates change or an issuer's creditworthiness changes.

The portfolio seeks to achieve its goal of current income by investing in high quality money market securities and maintaining a dollar-weighted average maturity of 90 days or less. The portfolio follows two policies designed to maintain a stable share price:

o Portfolio securities are denominated in US dollars and generally have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase.

o The portfolio buys US Government debt obligations, money market instruments and other debt obligations that at the time of purchase:

   - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

   - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

   -  are unrated, but are determined to be of similar quality by the advisor;
      or

   - have no short-term rating, but are rated in one of the top three highest long-term rating categories, or are determined to be of similar quality by the advisor.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Principal investments

The portfolio primarily invests in the following types of investments:

The portfolio may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate.

These include:

o Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper) and notes. Securities that do not satisfy the maturity restrictions for a money market portfolio may be specifically structured so that they are eligible investments for money market portfolios. For example, some securities have features which have the effect of shortening the security's maturity.

o US Government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US Government.

o Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

o Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The portfolio may buy securities from many types of issuers, including the US Government, corporations and municipalities. The portfolio may invest more than 25% of its net assets in government securities and instruments issued by domestic banks. For purposes of this 25% investment policy, domestic banks include US banks and certain US branches of foreign banks.

The portfolio may invest up to 10% of its total assets in other money market portfolios in accordance with applicable regulations.

Working in conjunction with a credit team, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the portfolio only buys high quality securities with minimal credit risk. Also, the portfolio only buys securities with remaining maturities of 397 days (approximately 13 months) or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US Government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market portfolios.

Repurchase Agreement Risk. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

o  it cannot sell the securities at the agreed-upon time and price; or

o  the securities lose value before they can be sold.

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Concentration Risk. Because the portfolio may invest more than 25% of its net assets in government securities and instruments issued by domestic banks, it may be vulnerable to setbacks in that industry. Banks are highly dependent on short-term interest rates and can be adversely affected by downturns in the US and foreign economies or changes in banking regulations.

Prepayment Risk. When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high yielding bond before it comes due, the portfolio may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the portfolio's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

This portfolio may be of interest to investors who want a broadly diversified money market fund.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class B shares. The performance of the portfolio varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

    4.76        4.98       4.88       4.58        5.84       3.49       1.20        0.42       0.52       2.42

-------------------------------------------------------------------------------------------------------------------
    1996        1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 1.50%, Q3 2000                    Worst Quarter: 0.04%, Q3 2003

2006 Total Return as of March 31: 0.90%

Average Annual Total Returns (%) as of 12/31/2005

                               1 Year        5 Years                  10 Years
--------------------------------------------------------------------------------
Portfolio -- Class B            2.42          1.60                      3.29
--------------------------------------------------------------------------------

7-day yield as of December 31, 2005: 3.38%

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.46%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses                                                     0.18
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    0.89
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                 1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares           $91            $284           $493          $1,096
--------------------------------------------------------------------------------

The Portfolio Managers

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market portfolios.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Money Market VIP -- Class B

Years Ended December 31,                      2005      2004     2003     2002^a
--------------------------------------------------------------------------------
Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period        $1.000   $1.000    $1.000   $1.000
--------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                       .024    .005      .004     .007
--------------------------------------------------------------------------------
   Total from investment operations            .024    .005      .004     .007
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income                     (.024)  (.005)    (.004)   (.007)
--------------------------------------------------------------------------------
Net asset value, end of period              $1.000   $1.000    $1.000   $1.000
--------------------------------------------------------------------------------
Total Return (%)                               2.42     .52       .42    .67**
--------------------------------------------------------------------------------
Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)           58      53        66        3
--------------------------------------------------------------------------------
Ratio of expenses before expense                .89     .91       .93     .79*
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense                 .89     .91       .92     .64*
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income (%)             2.40     .50       .35    1.11*
--------------------------------------------------------------------------------

^a For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

*    Annualized

**   Not annualized

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

o The advisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor will determine whether selling it would be in the portfolio's best interest. For Scudder Money Market Portfolio, such determination will be made pursuant to procedures adopted by the Board.

The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The portfolios' Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Investment Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The portfolio's shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustees' approval of the portfolio's investment management agreement (see "Shareholder reports" on the back cover).

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio's average daily net assets:

Portfolio Name                                                      Fee Paid
--------------------------------------------------------------------------------
DWS Money Market VIP                                                   0.46%
--------------------------------------------------------------------------------

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

       DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

       Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws
       (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

--------------------------------------------------------------------------------

Your Investment in the Portfolio

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.

Policies about transactions

The information in this prospectus applies to Class B shares of the portfolio. Class B shares are offered at net asset value and are subject to a 12b-1 fee. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of DWS Variable Series II (which includes the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, a portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

Since DWS Money Market VIP will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), that portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that DWS Money Market VIP receives investable funds.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, DWS Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the financial advisor's recommendation of the portfolio.

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio's shareholders.

o Currently, the Board of Trustees of DWS Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Since DWS Money Market VIP holds short-term instruments and is intended to provide liquidity to shareholders, the advisor does not monitor or limit short-term and excessive trading activity in this portfolio and, accordingly, the Board has not approved any policies and procedures designed to limit this activity. However, the portfolio reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the advisor, there appears to be a pattern of short-term and excessive trading by an investor in other DWS funds.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio.

How the Portfolio Calculates Share Price

To calculate net asset value per share, or NAV, the portfolio uses the following equation:


                        TOTAL ASSETS - TOTAL LIABILITIES
               -------------------------------------------- = NAV
                       TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

For DWS Money Market VIP, the share price, or NAV, is normally $1.00 calculated using amortized cost value (the method used by most money market funds).

Distributions

DWS Money Market VIP intends to declare its net investment income as a dividend daily and distribute dividends monthly. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If the portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of the portfolio's share.

The discussion above is generally based on the assumption that shares of the portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

Marketing and Distribution Fees

DWS Scudder Distributors, Inc., a subsidiary of the investment advisor, is the portfolio's distributor.

DWS Variable Series II has adopted a 12b-1 plan for all Class B shares. Under the plan, DWS Variable Series II may make quarterly payments to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than the participating insurance company itself.

Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482, or contact DWS Scudder at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.


DWS Scudder Distributors, Inc.               SEC

222 South Riverside Plaza                    100 F Street, N.E.
Chicago, IL 60606-5808                       Washington, D.C. 20549-2001
(800) 778-1482                               (202) 551-5850

                                             www.sec.gov






                                             SEC File #
--------------------------------------------------------------------------------
DWS Variable Series II                       811-5002
--------------------------------------------------------------------------------

                                   MAY 1, 2006





                                   PROSPECTUS




                             DWS VARIABLE SERIES II
                      (formerly Scudder Variable Series II)





                                 CLASS B SHARES







--------------------------------------------------------------------------------

                          DWS Oak Strategic Equity VIP
                  (formerly SVS Oak Strategic Equity Portfolio)


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.




                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------

Table of Contents


How the Portfolio Works              Your Investment in the Portfolio
 3   DWS Oak Strategic Equity VIP     11   Buying and Selling Shares

 7   Other Policies and Risks         13   How the Portfolio Calculates Share Price

 7   Investment Advisor               13   Distributions

 8   Portfolio Subadvisor             13   Taxes


How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down and you could lose money by investing in the portfolio.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS Oak Strategic Equity VIP

(formerly SVS Oak Strategic Equity Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital growth.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities. The portfolio invests primarily in common stocks of established US companies with large market capitalizations (in excess of $5 billion). In selecting investments, the portfolio manager chooses stocks of companies which he believes have above-average growth potential at attractive prices. The portfolio manager's investment process begins with a top-down analysis of industry sectors that he believes have the best potential for long-term growth based on an overall analysis of the economy and interest rate trends. The portfolio manager then focuses on the key performers in those areas based on a highly qualitative, subjective analysis of individual companies' fundamental values, such as earnings growth potential and the quality of corporate management. The portfolio manager buys and holds companies for the long-term and seeks to keep portfolio turnover to a minimum.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Growth Investing Risk. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

o the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                                     -39.82      49.13       0.88       -4.50

--------------------------------------------------------------------------------
                                      2002        2003       2004       2005
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 19.91%, Q2 2003                   Worst Quarter: -27.73%, Q2 2002

2006 Total Return as of March 31: 0.91%

Average Annual Total Returns (%) as of 12/31/2005

                                        1 Year                 Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class B                    -4.50                       -8.64
--------------------------------------------------------------------------------
Index                                   5.26                        -1.43
--------------------------------------------------------------------------------

Index: The Russell 1000 Growth Index is an unmanaged index which consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

*    Since 5/1/01. Index comparison begins 4/30/01.

Total returns would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee(1)                                                  0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses                                                     0.35
--------------------------------------------------------------------------------
Total Annual Operating Expenses(2)                                 1.35
--------------------------------------------------------------------------------

(1) Management fees have been restated to reflect the new fee schedule effective October 1, 2005.

(2) Pursuant to their respective agreements with DWS Variable Series II, the advisor, the underwriter and the accounting agent have agreed, through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of DWS Oak Strategic Equity VIP to 1.301%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares              $139           $428           $739          $1,624
--------------------------------------------------------------------------------

The Portfolio Manager

The portfolio's subadvisor is Oak Associates, Ltd. The portfolio manager is James D. Oelschlager. Mr. Oelschlager began his investment career in 1970 and founded Oak Associates, Ltd. in 1985. Mr. Oelschlager has managed the portfolio since its inception.

The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Oak Strategic Equity VIP -- Class B

Years Ended December 31,                      2005      2004     2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period        $ 6.89   $ 6.83    $ 4.58   $ 5.04
--------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)^b             (.04)   (.02)     (.06)    (.02)
--------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)    (.27)     .08      2.31    (.44)
   on investment transactions
--------------------------------------------------------------------------------
   Total from investment operations           (.31)     .06      2.25    (.46)
--------------------------------------------------------------------------------
Net asset value, end of period              $ 6.58   $ 6.89    $ 6.83   $ 4.58
--------------------------------------------------------------------------------
Total Return (%)                           (4.50)^c     .88     49.13   (9.13)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)           20      22        10       .4
--------------------------------------------------------------------------------
Ratio of expenses before expense               1.50    1.49      1.52    1.21*
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense                1.46     1.49      1.52    1.21*
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income (%)            (.71)   (.20)     (.87)   (.68)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                      19      39         6       16
--------------------------------------------------------------------------------

^a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

^c   Total return would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

o The advisor or subadvisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest.

The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The portfolios' Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Investment Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, or the subadvisor makes the portfolio's investment decisions, buy and sell securities for the portfolio and conduct research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM or the subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The portfolio's shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustees' approval of the portfolio's investment management agreement and subadvisory agreement (see "Shareholder reports" on the back cover).

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio's average daily net assets:


Portfolio Name                                                      Fee Paid
--------------------------------------------------------------------------------
DWS Oak Strategic Equity VIP                                           0.90%
--------------------------------------------------------------------------------

Effective October 1, 2005, DWS Oak Strategic Equity VIP pays a monthly investment management fee, based on average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets                                           Fee Rate
--------------------------------------------------------------------------------
First $250 million                                                  0.750%
--------------------------------------------------------------------------------
Next $250 million                                                   0.735%
--------------------------------------------------------------------------------
Next $500 million                                                   0.720%
--------------------------------------------------------------------------------
Over $1 billion                                                     0.705%
--------------------------------------------------------------------------------


Portfolio Subadvisor

Oak Associates, Ltd. is the subadvisor to SVS Oak Strategic Equity Portfolio. Oak Associates, Ltd. currently has over $3 billion in assets under management. Oak Associates, Ltd.'s principal place of business is 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333. DeIM pays a fee to Oak Associates, Ltd. for acting as subadvisor to SVS Oak Strategic Equity Portfolio.

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

       DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

       Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws
       (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

--------------------------------------------------------------------------------

Your Investment in the Portfolio

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.

Policies about transactions

The information in this prospectus applies to Class B shares of the portfolio. Class B shares are offered at net asset value and are subject to a 12b-1 fee. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of DWS Variable Series II (which includes the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, a portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, DWS Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the financial advisor's recommendation of the portfolio.

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio's shareholders.

o Currently, the Board of Trustees of DWS Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. The risks may be more pronounced for portfolios that invest in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage").

The portfolio discourages short-term and excessive trading. The portfolio will take steps to detect and deter short-term and excessive trading pursuant to the portfolio's policies as described in this prospectus and approved by the Board.

The portfolio's policies include:

o the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio; and

o the portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolio reserves the right to terminate a separate account's ability to invest in the portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. It is important to note that the advisor and the portfolio does not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the portfolio.

The portfolio's policies and procedures may be modified or terminated at any time.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio.

How the Portfolio Calculates Share Price

To calculate net asset value per share, or NAV, the portfolio uses the following equation:

                        TOTAL ASSETS - TOTAL LIABILITIES
               -------------------------------------------- = NAV
                       TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If the portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of the portfolio's share.

The discussion above is generally based on the assumption that shares of the portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

Marketing and Distribution Fees

DWS Scudder Distributors, Inc., a subsidiary of the investment advisor, is the portfolio's distributor.

DWS Variable Series II has adopted a 12b-1 plan for all Class B shares. Under the plan, DWS Variable Series II may make quarterly payments to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than the participating insurance company itself.

Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.

                                   This page
                                  Intentionally
                                   left blank.

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482, or contact DWS Scudder at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.


DWS Scudder Distributors, Inc.               SEC

222 South Riverside Plaza                    100 F Street, N.E.
Chicago, IL 60606-5808                       Washington, D.C. 20549-2001
(800) 778-1482                               (202) 551-5850

                                             www.sec.gov





                                             SEC File #
--------------------------------------------------------------------------------
DWS Variable Series II                       811-5002
--------------------------------------------------------------------------------

                                  MAY 1, 2006





                                   PROSPECTUS




                             DWS VARIABLE SERIES II
                      (formerly Scudder Variable Series II)





                                 CLASS B SHARES







--------------------------------------------------------------------------------

                        Legg Mason Aggressive Growth VIP
               (formerly SVS Salomon Aggressive Growth Portfolio)


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.





                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------

Table of Contents


How the Portfolio Works                     Your Investment in the Portfolio

  3   DWS Legg Mason Aggressive Growth VIP   12   Buying and Selling Shares

  8   Other Policies and Risks               14   How the Portfolio Calculates Share Price

  8   Investment Advisor                     14   Distributions

  9   Portfolio Subadvisor                   14   Taxes


How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down and you could lose money by investing in the portfolio.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS Legg Mason Aggressive Growth VIP

(formerly SVS Salomon Aggressive Growth Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks capital appreciation.

The portfolio seeks to achieve its objective by investing primarily in common stocks of companies that the subadvisor believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies in the S&P 500 Index. The portfolio invests in large, well-known companies that offer prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small- to medium-sized companies, a significant portion of the assets may be invested in the securities of such companies.

The subadvisor emphasizes individual security selection while diversifying the portfolio's investments across industries, which may help to reduce risk. The subadvisor focuses primarily, but not exclusively, on emerging growth companies that have passed their "start up" phase and show positive earnings and the prospect of achieving significant profit gains beginning two to three years after the portfolio acquires their stock. When evaluating an individual stock, the subadvisor considers whether the company may benefit from:

o  New technologies, products or services;

o  New cost-reducing measures;

o  Changes in management;

o  Favorable changes in government regulations.

While the portfolio generally invests in larger companies, it sometimes invests in the securities of small- and mid-size companies. The prices of these securities tend to move up and down more rapidly than the securities prices of larger, more established companies and the price of portfolio shares tends to fluctuate more than it would if the portfolio invested in the securities of larger companies.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Other Investments

While the portfolio invests mainly in US securities, it could invest up to 25% of total assets in foreign securities. Securities of Canadian issuers and American Depository Receipts are not subject to this 25% limitation.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform. When prices of stocks fall, you should expect the value of your investment to fall as well. To the extent the portfolio invests in small and mid-size company stocks, such stocks tend to be more volatile than stocks of larger companies, in part because small and mid-size companies tend to be less established than larger companies and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Growth Investing Risk. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

o the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to August 1, 2005, the portfolio was named SVS INVESCO Dynamic Growth Portfolio, was managed by a different subadvisor, and operated with a different goal and strategy. Performance would have been different if the current policies had been in effect.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                                   -31.12      35.26      11.45       13.22

--------------------------------------------------------------------------------
                                    2002        2003       2004       2005
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 16.11%, Q2 2003                   Worst Quarter: -20.50%, Q2 2002

2006 Total Return as of March 31: 4.62%

Average Annual Total Returns (%) as of 12/31/2005

                                      1 Year                    Since Inception*
--------------------------------------------------------------------------------
Portfo1io -- Class B                    13.22                        0.69
--------------------------------------------------------------------------------
Index 1                                  5.17                       -1.06
--------------------------------------------------------------------------------
Index 2                                 12.10                        4.45
--------------------------------------------------------------------------------

Index 1: The Russell 3000 Growth Index is a capitalization-weighted index containing the growth stocks in the Russell 3000 Index.**

Index 2: The Russell Mid Cap Growth Index is an unmanaged index composed of common stocks of midcap companies with higher price-to-book ratios and higher forecasted growth values.

*    Since 5/1/01. Index comparisons begin 4/30/01.

** On August 1, 2005, the Russell 3000 Growth Index replaced the Russell Mid Cap Growth Index as the portfolio's benchmark index because the Advisor believes it is more appropriate to measure the portfolio's performance against the Russell 3000 Growth Index as it more accurately reflects the portfolio's investment goal and strategy.

Total returns would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee(1)                                                  0.80%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses                                                     0.68
--------------------------------------------------------------------------------
Total Annual Operating Expenses(2)                                 1.73
--------------------------------------------------------------------------------

(1) Management fees have been restated to reflect the new fee schedule effective August 1, 2005.

(2) Pursuant to their respective agreements with DWS Variable Series II, the advisor, the underwriter and the accounting agent have agreed, through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of DWS Salomon Aggressive Growth VIP to 1.308%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares               $176           $545           $939          $2,041
--------------------------------------------------------------------------------


The Portfolio Manager

The portfolio's subadvisor is Salomon Brothers Asset Management Inc. ("SBAM"). Richard Freeman is the portfolio manager and is responsible for the day-to-day management of the portfolio. Mr. Freeman has more than 28 years of investment industry experience, 20 years of which have been with SBAM or its affiliates.

The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to August 1, 2005, the portfolio was named SVS INVESCO Dynamic Growth Portfolio, was managed by a different subadvisor, and operated with a different goal and strategy. Performance would have been different if the current policies had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Legg Mason Aggressive Growth VIP -- Class B

Years Ended December 31,                      2005      2004     2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period        $ 9.15   $ 8.21    $ 6.07   $ 6.51
--------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)^b             (.09)   (.09)     (.09)    (.03)
--------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)     1.30    1.03      2.23    (.41)
   on investment transactions
--------------------------------------------------------------------------------
   Total from investment operations            1.21     .94      2.14    (.44)
--------------------------------------------------------------------------------
Net asset value, end of period              $10.36   $ 9.15    $ 8.21   $ 6.07
--------------------------------------------------------------------------------
Total Return (%)                          13.22^c  11.45^c    35.26^c   (6.76)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)            8       7         5       .1
--------------------------------------------------------------------------------
Ratio of expenses before expense               1.84    1.88      1.85    1.40*
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense                1.55    1.70      1.69    1.40*
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)     (.89)  (1.11)    (1.24)   (.82)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                     166     133       115       79
--------------------------------------------------------------------------------

^a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

^c   Total return would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

o The advisor or subadvisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest.

The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The portfolios' Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Investment Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, or the subadvisor makes the portfolio's investment decisions, buy and sell securities for the portfolio and conduct research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM or the subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The portfolio's shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustees' approval of the portfolio's investment management agreement and subadvisory agreement (see "Shareholder reports" on the back cover).

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio's average daily net assets:

Portfolio Name                                       Fee Paid
--------------------------------------------------------------------------------
DWS Legg Mason Aggressive Growth VIP*                 0.63%
--------------------------------------------------------------------------------

* Reflecting the effect of expense limitations and/or fee waivers then in effect.

Effective August 1, 2005, DWS Legg Mason Aggressive Growth VIP pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, at 1/12 of the annual rates shown below:

Average Daily Net Assets                              Fee Rate
--------------------------------------------------------------------------------
First $250 million                                    0.800%
--------------------------------------------------------------------------------
Next $500 million                                     0.775%
--------------------------------------------------------------------------------
Next $750 million                                     0.750%
--------------------------------------------------------------------------------
Over $1.5 billion                                     0.725%
--------------------------------------------------------------------------------

Portfolio Subadvisor

Salomon Brothers Asset Management Inc ("SBAM") acts as subadvisor to DWS Legg Mason Aggressive Growth VIP. SBAM, located at 399 Park Avenue, New York, New York 10022, was established in 1987, and together with affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed-income and equity investment services to individual and institutional clients throughout the world. It is a wholly owned subsidiary of Legg Mason, Inc. Legg Mason, Inc., located at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. DeIM pays a fee to SBAM for acting as subadvisor to DWS Legg Mason Aggressive Growth VIP.

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

       DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

       Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws
       (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

--------------------------------------------------------------------------------

Your Investment in the Portfolio

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


Policies about transactions

The information in this prospectus applies to Class B shares of the portfolio. Class B shares are offered at net asset value and are subject to a 12b-1 fee. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of DWS Variable Series II (which includes the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, a portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, DWS Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the financial advisor's recommendation of the portfolio.

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio's shareholders.

o Currently, the Board of Trustees of DWS Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. To the extent that the portfolio invests in such securities, the risks may be more pronounced for certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage").

The portfolio discourages short-term and excessive trading. The portfolio will take steps to detect and deter short-term and excessive trading pursuant to the portfolio's policies as described in this prospectus and approved by the Board. The portfolio's policies include:

o the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio; and

o the portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolio reserves the right to terminate a separate account's ability to invest in the portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. It is important to note that the advisor and the portfolio does not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the portfolio.

The portfolio's policies and procedures may be modified or terminated at any time.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio.

How the Portfolio Calculates Share Price

To calculate net asset value per share, or NAV, the portfolio uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
             --------------------------------------------  = NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If the portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of the portfolio's share.

The discussion above is generally based on the assumption that shares of the portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

Marketing and Distribution Fees

DWS Scudder Distributors, Inc., a subsidiary of the investment advisor, is the portfolio's distributor.

DWS Variable Series II has adopted a 12b-1 plan for all Class B shares. Under the plan, DWS Variable Series II may make quarterly payments to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than the participating insurance company itself.

Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482, or contact DWS Scudder at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.


DWS Scudder Distributors, Inc.               SEC

222 South Riverside Plaza                    100 F Street, N.E.
Chicago, IL 60606-5808                       Washington, D.C. 20549-2001
(800) 778-1482                               (202) 551-5850

                                             www.sec.gov




                                             SEC File #
--------------------------------------------------------------------------------
DWS Variable Series II                       811-5002
--------------------------------------------------------------------------------

                                   MAY 1, 2006





                                   PROSPECTUS




                             DWS VARIABLE SERIES II
                      (formerly Scudder Variable Series II)





                                 CLASS B SHARES







--------------------------------------------------------------------------------

                            DWS Small Cap Growth VIP
                  (formerly Scudder Small Cap Growth Portfolio)


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.




                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------

Table of Contents


How the Portfolio Works           Your Investment in the Portfolio

  3   DWS Small Cap Growth VIP     12   Buying and Selling Shares

  8   Other Policies and Risks     14   How the Portfolio Calculates Share Price

  8   Investment Advisor           14   Distributions

                                   14   Taxes

How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down and you could lose money by investing in the portfolio.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS Small Cap Growth VIP

(formerly Scudder Small Cap Growth Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of investors' capital. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000 Growth Index (as of March 31, 2006, the Russell 2000 Growth Index had a median market capitalization of $667 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

Using quantitative and qualitative screens, and extensive fundamental and field research, the manager looks for companies with strong valuations, exceptional management teams, strong current or potential competitive positioning in their respective industries, clean balance sheets, and attractive earnings growth, among other factors. The manager seeks to maintain a diversified portfolio of small cap growth equity holdings, generally investing across most sectors of the economy including the traditional growth-oriented sectors of information technology, health care and consumer products.

The manager generally looks for companies that he believes have potential for sustainable above-average earnings growth and whose market value appears reasonable in light of their business prospects.

The manager may favor different types of securities from different industries and companies at different times.

The manager will normally sell a stock when he believes its price has achieved and is unlikely to rise past the price target the team initially set at time of purchase and is unlikely to continue to rise, the stock's fundamental investment thesis no longer holds, the manager discovers a better opportunity within the same sector or if the stock's market capitalization begins to distort the weighted-average market capitalization of the overall portfolio.

Also, as companies in the portfolio exceed the market value of those in the Russell 2000 Growth Index, the portfolio may continue to hold their stock, but generally will not add to these holdings.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 25% of total assets in foreign securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures and options, including sales of covered put and call options. The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case the small company portion of the US stock market. When small company stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Growth Investing Risk. Since growth companies usually reinvest a large portion of earnings in their own businesses, growth stocks may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Small Company Risk. To the extent that the portfolio invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price than the stocks of larger companies. A shortage of reliable information, typical with small company investing, can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. In addition, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell. Finally, the valuation of such securities often depends on future expectations.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

o the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors who are looking to add the growth potential of small and mid-size companies or to diversify a large-cap growth portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

   27.72       33.87      18.07       34.23      -10.93     -28.98     -33.64      32.51      10.54       6.73

-------------------------------------------------------------------------------------------------------------------
    1996        1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 30.88%, Q4 1999                   Worst Quarter: -31.76%, Q3 2001

2006 Total Return as of March 31: 11.64%

Average Annual Total Returns (%) as of 12/31/2005

                            1 Year             5 Years                10 Years
--------------------------------------------------------------------------------
Portfolio -- Class B         6.73               -5.93                   5.93
--------------------------------------------------------------------------------
Index                        4.15                2.28                   4.69
--------------------------------------------------------------------------------

Index: The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a higher price-to-book ratio and higher forecasted growth values.

Total returns would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee(1)                                                  0.65%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses                                                     0.22
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    1.12
--------------------------------------------------------------------------------
Expense Waiver/Reimbursement                                       0.03
--------------------------------------------------------------------------------
Net Annual Operating Expenses(2)                                   1.09
--------------------------------------------------------------------------------

(1) Management fees have been restated to reflect the new management fee schedule effective May 2, 2005.

(2) Through April 30, 2008, the advisor, the underwriter and the accounting agent have agreed to waive all or a portion of their respective fees and/or reimburse or pay operating expenses to the extent necessary to maintain the portfolio's total operating expenses at 1.09% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above (including one year of capped expenses in the "1 Year" and two years of capped expenses in each of the "3 Years," "5 Years" and "10 Years" periods), this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                 1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares           $111           $353           $614          $1,361
--------------------------------------------------------------------------------

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:


Robert S. Janis
Managing Director of Deutsche Asset
Management and Portfolio Manager
of the portfolios.
  o Joined Deutsche Asset Management and the portfolios in 2004.
  o Previously served as portfolio manager for 10 years at Credit Suisse Asset Management (or at its predecessor, Warburg Pincus Asset Management).
  o   Over 20 years of investment industry experience.
  o   BA, MBA, The Wharton School,
      University of Pennsylvania.

The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Small Cap Growth VIP -- Class B

Years Ended December 31,                      2005      2004     2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period        $12.48   $11.29    $ 8.52   $ 9.39
--------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)^b             (.11)   (.10)     (.09)    (.02)
--------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)      .95    1.29      2.86    (.85)
   on investment transactions
--------------------------------------------------------------------------------
   Total from investment operations             .84    1.19      2.77    (.87)
--------------------------------------------------------------------------------
Net asset value, end of period              $13.32   $12.48    $11.29   $ 8.52
--------------------------------------------------------------------------------
Total Return (%)                             6.73^d   10.54     32.51   (9.27)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)           39      28        15       .5
--------------------------------------------------------------------------------
Ratio of expenses before expense               1.12    1.10      1.08     .96*
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense                1.09    1.09      1.08     .96*
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)     (.84)   (.85)     (.80)   (.39)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                      94     117       123       68
--------------------------------------------------------------------------------

^a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

^c   Total return would have been lower had certain expenses not been reduced.

^d In 2005, the Portfolio realized a gain of $49,496 on the disposal of an investment not meeting the Portfolio's investment restrictions. This gain had no effect on the total return.

*    Annualized

**   Not annualized

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

o The advisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor will determine whether selling it would be in the portfolio's best interest.

The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The portfolios' Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Investment Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The portfolio's shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustees' approval of the portfolio's investment management agreement (see "Shareholder reports" on the back cover).

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio's average daily net assets:

Portfolio Name                                      Fee Paid
--------------------------------------------------------------------------------
DWS Small Cap Growth VIP                              0.65%
--------------------------------------------------------------------------------

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

       DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

       Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws
       (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

--------------------------------------------------------------------------------

Your Investment in the Portfolio

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


Policies about transactions

The information in this prospectus applies to Class B shares of the portfolio. Class B shares are offered at net asset value and are subject to a 12b-1 fee. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of DWS Variable Series II (which includes the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, a portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, DWS Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the financial advisor's recommendation of the portfolio.

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio's shareholders.

o Currently, the Board of Trustees of DWS Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for portfolios investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage").

The portfolio discourages short-term and excessive trading. The portfolio will take steps to detect and deter short-term and excessive trading pursuant to the portfolio's policies as described in this prospectus and approved by the Board.

The portfolio's policies include:

o the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio; and

o the portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolio reserves the right to terminate a separate account's ability to invest in the portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. It is important to note that the advisor and the portfolio does not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the portfolio.

The portfolio's policies and procedures may be modified or terminated at any time.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio.

How the Portfolio Calculates Share Price

To calculate net asset value per share, or NAV, the portfolio uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
             --------------------------------------------   = NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If the portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of the portfolio's share.

The discussion above is generally based on the assumption that shares of the portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

Marketing and Distribution Fees

DWS Scudder Distributors, Inc., a subsidiary of the investment advisor, is the portfolio's distributor.

DWS Variable Series II has adopted a 12b-1 plan for all Class B shares. Under the plan, DWS Variable Series II may make quarterly payments to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than the participating insurance company itself.

Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482, or contact DWS Scudder at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.


DWS Scudder Distributors, Inc.               SEC

222 South Riverside Plaza                    100 F Street, N.E.
Chicago, IL 60606-5808                       Washington, D.C. 20549-2001
(800) 778-1482                               (202) 551-5850

                                             www.sec.gov




                                             SEC File #
--------------------------------------------------------------------------------
DWS Variable Series II                       811-5002
--------------------------------------------------------------------------------

                                   MAY 1, 2006





                                   PROSPECTUS




                             DWS VARIABLE SERIES II
                      (formerly Scudder Variable Series II)





                                 CLASS B SHARES







--------------------------------------------------------------------------------

                            DWS Strategic Income VIP
                  (formerly Scudder Strategic Income Portfolio)


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.




                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------

Table of Contents



How the Portfolio Works           Your Investment in the Portfolio

  3   DWS Strategic Income VIP     13   Buying and Selling Shares

  9   Other Policies and Risks     15   How the Portfolio Calculates Share Price

  9   Investment Advisor           15   Distributions

                                   15   Taxes

How the Portfolio Works


The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies.
Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down and you could lose money by investing in the portfolio.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS Strategic Income VIP

(formerly Scudder Strategic Income Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks a high current return. The portfolio invests mainly in bonds issued by US and foreign corporations and governments. The credit quality of the portfolio's investments may vary; the portfolio may invest up to 100% of total assets in either investment-grade bonds or in junk bonds, which are those below the fourth highest credit rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and higher risk of default on payments of interest or principal. The portfolio may invest up to 50% of total assets in foreign bonds. The portfolio may also invest in emerging markets securities and dividend-paying common stocks.

In deciding which types of securities to buy and sell, the portfolio managers typically weigh a number of factors against each other, from economic outlooks and possible interest rate movements to changes in supply and demand within the bond market. In choosing individual bonds, the managers consider how they are structured and use independent analysis of issuers' creditworthiness.

The managers may shift the proportions of the portfolio's holdings, favoring different types of securities at different times, while still maintaining variety in terms of the companies and industries represented.

The managers may adjust the duration (a measure of sensitivity to interest rates) of the portfolio, depending on their outlook for interest rates.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Other Investments

Part of the portfolio's current investment strategy involves the use of various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Pricing Risk. At times, market conditions might make it hard to value some investments. As a result, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Another factor that could affect performance is:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio is designed for investors who are interested in a bond portfolio that emphasizes different types of bonds depending on market and economic outlooks.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to May 1, 2000, the portfolio was named Kemper Global Income Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio's current policies were in effect.

The inception date for Class B was May 1, 2003. In the bar chart and table, the performance figures for Class B before this date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with four broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                          10.54       -6.22       2.16       4.81       10.86       7.40       8.27       1.92

-------------------------------------------------------------------------------------------------------------------
                           1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 6.24%, Q3 1998                    Worst Quarter: -3.43%, Q2 1999

2006 Total Return as of March 31: 1.15%

Average Annual Total Returns (%) as of 12/31/2005

                            1 Year          5 Years            Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class B         1.92            6.61                    4.76
--------------------------------------------------------------------------------
Index 1                     -6.88            6.92                    5.97
--------------------------------------------------------------------------------
Index 2                     11.86           12.79                   11.05
--------------------------------------------------------------------------------
Index 3                      2.83            8.76                    6.32
--------------------------------------------------------------------------------
Index 4                      2.84            8.74                    7.58
--------------------------------------------------------------------------------

Index 1: The Citigroup World Government Bond Index (formerly known as Salomon Smith Barney World Government Bond Index) is an unmanaged index comprised of government bonds from 18 developed countries (including the US) with maturities greater than one year.

Index 2: The JP Morgan Emerging Markets Bond Plus Index is an unmanaged foreign securities index of US dollar- and other external-currency-denominated Brady bonds, loans, Eurobonds and local market debt instruments traded in emerging markets.

Index 3: The Merrill Lynch High Yield Master Cash Pay Only Index is an unmanaged index which tracks the performance of below investment grade US dollar-denominated corporate bonds publicly issued in the US domestic market.

Index 4: The Lehman Brothers US Treasury Index is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.

*    Since 5/1/97. Index comparisons begin 4/30/97.

Total returns would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.65%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses                                                     0.35
--------------------------------------------------------------------------------
Total Annual Operating Expenses(1)                                 1.25
--------------------------------------------------------------------------------

(1) Pursuant to their respective agreements with DWS Variable Series II, the advisor, the underwriter and the accounting agent have agreed, through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of DWS Strategic Income VIP to 1.199%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares             $127           $397           $686          $1,511
--------------------------------------------------------------------------------


The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of portfolio managers across a range of investment strategies. The lead portfolio manager is responsible for the portfolio's overall investment strategy as well as the allocation of assets to the portfolio management teams of the underlying investment strategies. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio for their investment strategy, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio, except for the emerging market debt portion of the portfolio:


Andrew P. Cestone           William Chepolis, CFA      Robert Wang
Managing Director of        Managing Director of       Managing Director of
Deutsche Asset              Deutsche Asset             Deutsche Asset
Management and Lead         Management and             Management and
Portfolio Manager of        Portfolio Manager of       Portfolio Manager of
the portfolio.              the portfolio.             the portfolio.
  o   Joined Deutsche         o   Joined Deutsche        o   Joined Deutsche
      Asset Management            Asset Management in        Asset Management in
      in 1998 and                 1998 after 13 years        1995 as a senior
      the portfolio in            of experience as           fixed income
      2002.                       vice president and         portfolio manager
  o   Head of High Yield.         portfolio manager          after 13 years of
  o   Previous experience         for Norwest Bank           experience at
      includes five years         where he managed           J.P. Morgan & Co.
      as an investment            the bank's fixed           trading fixed
      analyst at Phoenix          income and foreign         income, derivatives
      Investment Partners         exchange portfolios.       and foreign
      and as a credit         o   Senior Portfolio           exchange products.
      officer in the              Manager for            o   Global Asset
      asset-based lending         Mortgage Backed            Allocation senior
      group at Fleet              Securities: New            portfolio manager:
      Financial Group.            York.                      New York.
  o   BA, University of       o   Joined the             o   Joined the
      Vermont.                    portfolio in 2005.         portfolio in 2005.
                              o   BIS, University of     o   BS, The Wharton
                                  Minnesota.                 School, University
                                                             of Pennsylvania.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Strategic Income VIP -- Class B

Years Ended December 31,                                2005     2004     2003^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                 $12.17    $11.78   $11.44
--------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income^b                               .61      .53      .17
--------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on          (.38)      .40      .17
   investment transactions
--------------------------------------------------------------------------------
   Total from investment operations                      .23      .93      .34
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income                               (.93)        --       --
--------------------------------------------------------------------------------
   Net realized gain on investment transactions        (.03)    (.54)        --
--------------------------------------------------------------------------------
   Total distributions                                 (.96)    (.54)        --
--------------------------------------------------------------------------------
Net asset value, end of period                       $11.44    $12.17   $11.78
--------------------------------------------------------------------------------
Total Return (%)                                       1.92^c     8.27   2.97**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                    26       21        8
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)         1.25     1.22    1.26*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)          1.21     1.22    1.26*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                      5.28     4.61    1.80*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                              120      210      160
--------------------------------------------------------------------------------

^a For the period from May 1, 2003 (commencement of operations of Class B shares) to December 31, 2003.

^b   Based on average shares outstanding during the period.

^c   Total return would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

o The advisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor will determine whether selling it would be in the portfolio's best interest.

The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The portfolios' Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Investment Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIMis also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The portfolio's shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustees' approval of the portfolio's investment management agreement (see "Shareholder reports" on the back cover).

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio's average daily net assets:

Portfolio Name                                        Fee Paid
--------------------------------------------------------------------------------
DWS Strategic Income VIP                              0.65%
--------------------------------------------------------------------------------

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

       DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

       Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws
       (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

--------------------------------------------------------------------------------

Your Investment in the Portfolio

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


Policies about transactions

The information in this prospectus applies to Class B shares of the portfolio. Class B shares are offered at net asset value and are subject to a 12b-1 fee. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of DWS Variable Series II (which includes the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, a portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, DWS Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the financial advisor's recommendation of the portfolio.

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio's shareholders.

o Currently, the Board of Trustees of DWS Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for portfolios investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage").

The portfolio discourages short-term and excessive trading. The portfolio will take steps to detect and deter short-term and excessive trading pursuant to the portfolio's policies as described in this prospectus and approved by the Board.

The portfolio's policies include:

o the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio; and

o the portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolio reserves the right to terminate a separate account's ability to invest in the portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. It is important to note that the advisor and the portfolio does not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the portfolio.

The portfolio's policies and procedures may be modified or terminated at any time.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio.

How the Portfolio Calculates Share Price

To calculate net asset value per share, or NAV, the portfolio uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
             --------------------------------------------   = NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59(1)/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If the portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of the portfolio's share.

The discussion above is generally based on the assumption that shares of the portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

Marketing and Distribution Fees

DWS Scudder Distributors, Inc., a subsidiary of the investment advisor, is the portfolio's distributor.

DWS Variable Series II has adopted a 12b-1 plan for all Class B shares. Under the plan, DWS Variable Series II may make quarterly payments to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than the participating insurance company itself.

Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.

                                   This page
                                  Intentionally
                                   left blank.

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482, or contact DWS Scudder at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.


DWS Scudder Distributors, Inc.               SEC

222 South Riverside Plaza                    100 F Street, N.E.
Chicago, IL 60606-5808                       Washington, D.C. 20549-2001
(800) 778-1482                               (202) 551-5850

                                             www.sec.gov




                                             SEC File #
--------------------------------------------------------------------------------
DWS Variable Series II                       811-5002
--------------------------------------------------------------------------------

                                   MAY 1, 2006





                                   PROSPECTUS




                             DWS VARIABLE SERIES II
                      (formerly Scudder Variable Series II)





                                 CLASS B SHARES







--------------------------------------------------------------------------------

                               DWS Technology VIP
                 (formerly Scudder Technology Growth Portfolio)


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.




                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------

Table of Contents


How the Portfolio Works           Your Investment in the Portfolio

  3   DWS Technology VIP           13   Buying and Selling Shares

  9   Other Policies and Risks     15   How the Portfolio Calculates Share Price

  9   Investment Advisor           15   Distributions

                                   15   Taxes


How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down and you could lose money by investing in the portfolio.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS Technology VIP

(formerly Scudder Technology Growth Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the technology sector. For purposes of the portfolio's 80% investment policy, companies in the technology sector must commit at least half of their assets to the technology sector or derive at least half of their revenues or net income from that sector. Examples of industries within the technology sector are semiconductors, software, telecom equipment, computer/hardware, IT services, the Internet and health technology. The portfolio may invest in companies of any size. In addition, the portfolio may invest up to 35% of its net assets in foreign securities.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, innovative products and services, sound financial strength and effective management, among other factors.

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

Top-down analysis. The managers consider the economic outlooks for various industries within the technology sector while looking for those that may benefit from changes in the overall business environment.

In addition, the managers use the support of a quantitative analytic group and its tools to attempt to actively manage the forecasted volatility risk of the portfolio as a whole as compared to funds with a similar investment objective, as well as appropriate benchmarks and peer groups. The managers may favor securities from different industries and companies within the technology sector at different times.

The managers will normally sell a stock when the managers believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting its emphasis on a given technology industry.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures and options, including sales of covered put and call options. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the technology sector of the stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Non-Diversification Risk. The portfolio is classified as "non-diversified." This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the portfolio invested in a larger number of issuers.

Concentration Risk. The portfolio concentrates its investments in the group of industries constituting the technology sector. As a result, factors affecting this sector, such as market price movements, market saturation and rapid product obsolescence will have a significant impact on the portfolio's performance. Additionally, many technology companies are smaller companies that may have limited business lines and financial resources, making them highly vulnerable to business and economic risks.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a function of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

o  growth stocks may be out of favor for certain periods.

This portfolio is designed for investors who who can accept above-average risks and are interested in exposure to a sector that offers attractive long-term growth potential.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with a broad-based market index and another relevant index (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                                                 -21.77     -32.56     -35.72      46.42       1.48       3.27

-------------------------------------------------------------------------------------------------------------------
                                                  2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 28.49%, Q4 2001                   Worst Quarter: -33.68%, Q3 2001

2006 Total Return as of March 31: 2.06%

Average Annual Total Returns (%) as of 12/31/2005

                                 1 Year         5 Years         Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class B             3.27            -7.86               -1.22
--------------------------------------------------------------------------------
Index 1                          5.26            -3.58               -3.14
--------------------------------------------------------------------------------
Index 2                          2.03            -7.14               -5.03
--------------------------------------------------------------------------------

Index 1: The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values.

Index 2: The Goldman Sachs Technology Index is a modified capitalization-weighted index composed of companies involved in the technology industry.

*    Since 5/1/99. Index comparisons begin 4/30/99.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses                                                     0.26
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    1.26
--------------------------------------------------------------------------------


Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                 1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares           $128           $400           $692          $1,523
--------------------------------------------------------------------------------


The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:


Kelly P. Davis                            Brian S. Peters, CFA
Vice President of Deutsche Asset          Vice President of Deutsche Asset
Management and Lead                       Management and Portfolio Manager of
Portfolio Manager of the portfolio.       the portfolio.
  o   Joined Deutsche Asset Management      o   Joined Deutsche Asset Management
      in 2003 after eight years                 in 1999 and the
      of experience with semiconductors         portfolio in 2005.
      as an associate analyst in            o   Prior to joining the portfolio,
      Equities Research with Credit             portfolio manager for Global
      Suisse First Boston, team leader          Equity: London, global equity
      in applications engineering at            analyst for industrials sector,
      Advanced Micro Devices, and               and portfolio analyst for
      in technical roles at Interactive         international institutional
      Silicon, Motorola, Inc. and               accounts.
      Tellabs Operations, Inc.              o   BA, University of Alabama,
  o   Joined the portfolio in 2005.             Birmingham.
  o   BS, Purdue University; MBA,
      University of California, Berkeley.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Technology VIP -- Class B

Years Ended December 31,                      2005      2004     2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period        $ 8.93   $ 8.80    $ 6.01   $ 6.32
--------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)^b             (.07)     .01     (.07)    (.02)
--------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)      .36     .12      2.86    (.29)
   on investment transactions
--------------------------------------------------------------------------------
   Total from investment operations             .29     .13      2.79    (.31)
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income                      (.01)       --         --       --
--------------------------------------------------------------------------------
Net asset value, end of period              $ 9.21   $ 8.93    $ 8.80   $ 6.01
--------------------------------------------------------------------------------
Total Return (%)                               3.27    1.48     46.42   (4.75)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)           16      16        11       .3
--------------------------------------------------------------------------------
Ratio of expenses before expense               1.26    1.22      1.25    1.06*
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense                1.26    1.21      1.25    1.06*
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income (%)            (.76)     .05     (.89)   (.79)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                     135     112        66       64
--------------------------------------------------------------------------------

^a For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

*    Annualized

**   Not annualized

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

o The advisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor will determine whether selling it would be in the portfolio's best interest.

The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The portfolios' Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Investment Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The portfolio's shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustees' approval of the portfolio's investment management agreement (see "Shareholder reports" on the back cover).

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio's average daily net assets:

Portfolio Name                                                      Fee Paid
--------------------------------------------------------------------------------
DWS Technology VIP                                                     0.75%
--------------------------------------------------------------------------------

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

       DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

       Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws
       (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

--------------------------------------------------------------------------------

Your Investment in the Portfolio

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.

Policies about transactions

The information in this prospectus applies to Class B shares of the portfolio. Class B shares are offered at net asset value and are subject to a 12b-1 fee. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of DWS Variable Series II (which includes the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, a portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, DWS Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the financial advisor's recommendation of the portfolio.

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio's shareholders.

o Currently, the Board of Trustees of DWS Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for portfolios investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage").

The portfolio discourages short-term and excessive trading. The portfolio will take steps to detect and deter short-term and excessive trading pursuant to the portfolio's policies as described in this prospectus and approved by the Board.

The portfolio's policies include:

o the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio; and

o the portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolio reserves the right to terminate a separate account's ability to invest in the portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. It is important to note that the advisor and the portfolio does not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the portfolio.

The portfolio's policies and procedures may be modified or terminated at any time.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio.

How the Portfolio Calculates Share Price

To calculate net asset value per share, or NAV, the portfolio uses the following equation:

                        TOTAL ASSETS - TOTAL LIABILITIES
               -------------------------------------------- = NAV
                       TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If the portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of the portfolio's share.

The discussion above is generally based on the assumption that shares of the portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

Marketing and Distribution Fees

DWS Scudder Distributors, Inc., a subsidiary of the investment advisor, is the portfolio's distributor.

DWS Variable Series II has adopted a 12b-1 plan for all Class B shares. Under the plan, DWS Variable Series II may make quarterly payments to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than the participating insurance company itself.

Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.

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


To Get More Information

Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482, or contact DWS Scudder at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.


DWS Scudder Distributors, Inc.               SEC

222 South Riverside Plaza                    100 F Street, N.E.
Chicago, IL 60606-5808                       Washington, D.C. 20549-2001
(800) 778-1482                               (202) 551-5850

                                             www.sec.gov




                                             SEC File #
--------------------------------------------------------------------------------
DWS Variable Series II                       811-5002
--------------------------------------------------------------------------------

                                   MAY 1, 2006



                                   PROSPECTUS




                             DWS VARIABLE SERIES II
                      (formerly Scudder Variable Series II)





                                 CLASS B SHARES







--------------------------------------------------------------------------------

                         DWS Templeton Foreign Value VIP
              (formerly Scudder Templeton Foreign Value Portfolio)


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.




                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------

Table of Contents

How the Portfolio Works                   Your Investment in the Portfolio

  3   DWS Templeton Foreign Value VIP      13   Buying and Selling Shares

  8   Other Policies and Risks             15   How the Portfolio Calculates Share Price

  8   Investment Advisor                   15   Distributions

  9   Portfolio Subadvisor                 15   Taxes

How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down and you could lose money by investing in the portfolio.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS Templeton Foreign Value VIP

(formerly Scudder Templeton Foreign Value Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital growth.

Under normal market conditions, the portfolio invests mainly in the equity securities of companies located outside the US, including emerging markets. The portfolio will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in "foreign securities," as defined below, which may include emerging markets.

For purposes of the portfolio's investments, "foreign securities" means those securities issued by companies:

o  whose principal securities trading markets are outside the US; or

o that derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the US; or

o  that have a significant portion of their assets outside the US; or

o  that are linked to non-US dollar currencies; or

o that are organized under the laws of, or with principal offices in, another country.

The portfolio's definition of "foreign securities" as used in this prospectus may differ from the definition of the same or similar term as used in other mutual fund prospectuses. As a result, the portfolio may hold foreign securities that other funds may classify differently.

An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities. The portfolio also invests in American, European and Global Depositary Receipts. These are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. The portfolio, from time to time, may have significant investments in one or more countries or in particular sectors such as technology (including computer hardware and software, electronics, and telecommunications) and financial institutions.

When choosing equity investments for the portfolio, the manager applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

Depending upon current market conditions, the portfolio generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Debt securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures are examples of debt securities.

The portfolio may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. The portfolio may invest up to 5% of its total assets in options and swap agreements. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, and the portfolio may not be able to get attractive prices for them.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Another factor that could affect performance is:

o the manager could be incorrect in the analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The table shows how average annual returns for the portfolio's Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                                                                        9.39

--------------------------------------------------------------------------------
                                                                        2005
--------------------------------------------------------------------------------


For the period included in the bar chart:

Best Quarter: 8.03%, Q3 2005                    Worst Quarter: -2.36%, Q2 2005

2006 Total Return as of March 31: 7.06%

Average Annual Total Returns (%) as of 12/31/2005

                                      1 Year                Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class B                   9.39                       13.71
--------------------------------------------------------------------------------
Index                                 14.47                       17.70
--------------------------------------------------------------------------------

Index 1: The MSCI World ex-US is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance.

*    Since 11/15/04. Index comparisons begin 11/30/04.

Total returns would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.95%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses                                                     1.97
--------------------------------------------------------------------------------
Total Annual Operating Expenses(1)                                 3.17
--------------------------------------------------------------------------------

(1) Pursuant to their respective agreements with DWS Variable Series II, the advisor, the underwriter and the accounting agent have agreed, through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of DWS Templeton Foreign Value VIP to 1.34%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example              1 Year         3 Years         5 Years           10 Years
--------------------------------------------------------------------------------
Class B shares        $320            $977           $1,659            $3,476
--------------------------------------------------------------------------------

The Portfolio Manager

The portfolio's subadvisor is Templeton Investment Counsel LLC. The following person handles day-to-day management of the portfolio.


Antonio Docal, CFA
Lead Portfolio Manager of the portfolio.
  o Joined the portfolio in 2004.
  o Over 20 years of investment industry experience.
  o At Templeton, as an analyst, focuses on the global chemical industry and the telecommunications equipment sector.
  o MBA, Sloan School of Management at the Massachusetts
    Institute of Technology.

The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Templeton Foreign Value VIP -- Class B

Class B

Years Ended December 31,                                         2005     2004^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.56   $10.00
--------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)^b                                  .14        --
--------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investment           .85      .56
   transactions
--------------------------------------------------------------------------------
   Total from investment operations                                .99      .56
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income                                         (.07)        --
--------------------------------------------------------------------------------
   Net realized gain on investment transactions                  (.05)        --
--------------------------------------------------------------------------------
Total distributions                                              (.12)        --
--------------------------------------------------------------------------------
Net asset value, end of period                                 $11.43   $10.56
--------------------------------------------------------------------------------
Total Return (%)^c                                                 9.39   5.60**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                               7        3
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                   3.17    7.74*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                    1.35    1.34*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                                1.29     .21*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                         15        --
--------------------------------------------------------------------------------

^a For the period from November 15, 2004 (commencement of operations) to December 31, 2004.

^b   Based on average shares outstanding during the period.

^c   Total return would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

o The advisor or subadvisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest.

The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The portfolios' Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Investment Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, or the subadvisor makes the portfolio's investment decisions, buy and sell securities for the portfolio and conduct research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM or the subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The portfolio's shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustees' approval of the portfolio's investment management agreement and subadvisory agreement (see "Shareholder reports" on the back cover).

The advisor receives a management fee from the portfolio. Below are the actual rates paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio's average daily net assets:

Portfolio Name                                                      Fee Paid
--------------------------------------------------------------------------------
DWS Templeton Foreign Value VIP*                                       0.00%
--------------------------------------------------------------------------------

* Reflecting the effect of expense limitations and/or fee waivers then in effect.

Portfolio Subadvisor

Templeton Investment Counsel LLC ("Templeton"), 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, FL, is the subadvisor for Scudder Templeton Foreign Value Portfolio. Templeton is an indirect, wholly owned subsidiary of Franklin Resources, Inc. As of September 30, 2005, Templeton and its affiliates managed over $453 billion in assets. DeIM pays a fee to Templeton for acting as subadvisor to DWS Templeton Foreign Value VIP.

Although none of the legal proceedings described below currently involve your portfolio, these matters affect Templeton, your portfolio's subadvisor. The information that follows has been provided to the portfolio by Templeton.

On August 2, 2004, Franklin Resources, Inc. announced that Franklin Advisers, Inc. ("Advisers"), adviser to many of the funds within Franklin Templeton Investments, and an affiliate of the adviser to the other funds, reached a settlement with the Securities and Exchange Commission (SEC) that resolved the issues resulting from the SEC's investigation of market timing activity in the Franklin Templeton Investments funds. Under the terms of the settlement and the SEC's administrative order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed, among other matters, to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. Such a distribution plan has been prepared and submitted to the SEC for approval.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the SEC's findings as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

To date, more than 400 similar lawsuits against at least 19 different mutual fund companies, among other defendants, have been filed in federal district courts throughout the country. Because these cases involve common questions of fact, the Judicial Panel on Multidistrict Litigation (the Judicial Panel) ordered the creation of a multidistrict litigation in the United States District Court for the District of Maryland, entitled "In re Mutual Funds Investment Litigation" (the MDL). The Judicial Panel then transferred similar cases from different districts to the MDL for coordinated or consolidated pretrial proceedings.

On December 13, 2004, Franklin Templeton Distributors, Inc. (Distributors) (the principal underwriter of shares of the Franklin Templeton mutual funds) and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors. Such plan has been prepared and submitted to the SEC for approval.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors, have also been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

In addition, various subsidiaries of Franklin Resources, Inc., as well as certain Templeton funds, have also been named in several class action lawsuits originally filed in state courts in Illinois, alleging breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by such subsidiaries, and seeking, among other relief, monetary damages and attorneys' fees and costs. In April 2005, these lawsuits were removed to the United States District Court for the Southern District of Illinois. On July 12, 2005, the court dismissed one of these lawsuits and dismissed the remaining lawsuits on August 25, 2005. Plaintiffs are appealing the dismissals to the United States Court of Appeals.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.'s Web site at franklintempleton.com under "Statement on Current Industry Issues."

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

       DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

       Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws
       (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

--------------------------------------------------------------------------------

Your Investment in the Portfolio

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.

Policies about transactions

The information in this prospectus applies to Class B shares of the portfolio. Class B shares are offered at net asset value and are subject to a 12b-1 fee. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of DWS Variable Series II (which includes the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, a portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, DWS Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the financial advisor's recommendation of the portfolio.

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio's shareholders.

o Currently, the Board of Trustees of DWS Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for portfolios investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage").

The portfolio discourages short-term and excessive trading. The portfolio will take steps to detect and deter short-term and excessive trading pursuant to the portfolio's policies as described in this prospectus and approved by the Board.

The portfolio's policies include:

o the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio; and

o the portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolio reserves the right to terminate a separate account's ability to invest in the portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. It is important to note that the advisor and the portfolio does not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the portfolio.

The portfolio's policies and procedures may be modified or terminated at any time.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio.

How the Portfolio Calculates Share Price

To calculate net asset value per share, or NAV, the portfolio uses the following equation:

                        TOTAL ASSETS - TOTAL LIABILITIES
               -------------------------------------------- = NAV
                       TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If the portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of the portfolio's share.

The discussion above is generally based on the assumption that shares of the portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

Marketing and Distribution Fees

DWS Scudder Distributors, Inc., a subsidiary of the investment advisor, is the portfolio's distributor.

DWS Variable Series II has adopted a 12b-1 plan for all Class B shares. Under the plan, DWS Variable Series II may make quarterly payments to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than the participating insurance company itself.

Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.

                                   This page
                                  Intentionally
                                   left blank.

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482, or contact DWS Scudder at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.


DWS Scudder Distributors, Inc.               SEC

222 South Riverside Plaza                    100 F Street, N.E.
Chicago, IL 60606-5808                       Washington, D.C. 20549-2001
(800) 778-1482                               (202) 551-5850

                                             www.sec.gov




                                             SEC File #
--------------------------------------------------------------------------------
DWS Variable Series II                       811-5002
--------------------------------------------------------------------------------

                                   MAY 1, 2006


                                   PROSPECTUS




                             DWS VARIABLE SERIES II
                      (formerly Scudder Variable Series II)





                                 CLASS B SHARES







--------------------------------------------------------------------------------

                          DWS Turner Mid Cap Growth VIP
                 (formerly SVS Turner Mid Cap Growth Portfolio)


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.




                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------

Table of Contents



How the Portfolio Works                Your Investment in the Portfolio

  3   DWS Turner Mid Cap Growth VIP     12   Buying and Selling Shares

  8   Other Policies and Risks          14   How the Portfolio Calculates Share Price

  8   Investment Advisor                14   Distributions

  9   Portfolio Subadvisor              14   Taxes


How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down and you could lose money by investing in the portfolio.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS Turner Mid Cap Growth VIP

(formerly SVS Turner Mid Cap Growth Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks capital appreciation.

The portfolio pursues its objective by investing in common stocks and other equity securities of US companies with medium market capitalizations that the portfolio managers believe have strong earnings growth potential. The portfolio will invest in securities of companies that are diversified across economic sectors, and will attempt to maintain sector concentrations that approximate those of the Russell Midcap Growth Index (as of March 31, 2006, the Russell Midcap Growth Index had a median market capitalization of $4.46 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Portfolio exposure is generally limited to 5% in any single issuer, subject to exceptions for the most heavily weighted securities in the Index.

Under normal circumstances, at least 80% of the portfolio's net assets, plus the amount of any borrowings for investment purposes, will be invested in stocks of mid-cap companies, which are defined for this purpose as companies with market capitalizations at the time of purchase in the range of market capitalizations of those companies included in the Index. The portfolio managers generally look for medium market capitalization companies with strong histories of earnings growth that are likely to continue to grow their earnings. A stock becomes a sell candidate if there is deterioration in the company's earnings growth potential. Moreover, positions will be trimmed to adhere to capitalization or capacity constraints, to maintain sector neutrality or to adjust stock position size relative to the Index.

In focusing on companies with strong earnings growth potential, the portfolio managers engage in a relatively high level of trading activity so as to respond to changes in earnings forecasts and economic developments.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform. When prices of stocks fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Growth Investing Risk. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Another factor that could affect performance is:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class B shares and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                                       -32.49      48.07      10.63       11.25

--------------------------------------------------------------------------------
                                        2002        2003       2004       2005
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 19.24%, Q2 2003                   Worst Quarter: -19.11%, Q2 2002

2006 Total Return as of March 31: 11.95%

Average Annual Total Returns (%) as of 12/31/2005

                              1 Year                           Since Inception*
--------------------------------------------------------------------------------
Portfo1io -- Class B           1.25                                 1.75
--------------------------------------------------------------------------------
Index                         12.10                                 4.45
--------------------------------------------------------------------------------

Index: The Russell Midcap Growth Index is an unmanaged index composed of common stocks of mid-cap companies with higher price-to-book ratios and higher forecasted growth values.

*    Since 5/1/01. Index comparison begins 4/30/01.

Total returns would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee(1)                                                  0.80%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses                                                     0.31
--------------------------------------------------------------------------------
Total Annual Operating Expenses(2)                                 1.36
--------------------------------------------------------------------------------

(1) Management fees have been restated to reflect the new fee schedule effective October 1, 2005.

(2) Pursuant to their respective agreements with DWS Variable Series II, the advisor, the underwriter and the accounting agent have agreed, through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of DWS Turner Mid Cap Growth VIP to 1.337%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares              $138           $431           $745          $1,635
--------------------------------------------------------------------------------


The Portfolio Managers

The portfolio's subadvisor is Turner Investment Partners, Inc. The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. The lead portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The portfolio managers are Christopher K. McHugh (Lead Manager), William C. McVail and Robert E. Turner; each has managed the portfolio since its inception. Mr. McHugh began his investment career in 1986 and joined the subadvisor when it was founded in 1990. Mr. McHugh is a principal at Turner Investment Partners, Inc. Mr. McVail began his investment career in 1988 and joined Turner Investment Partners, Inc. in 1998 after serving as a portfolio manager at BlackRock Equity Advisors. Mr. McVail is also a principal at Turner Investment Partners, Inc. Mr. Turner began his investment career in 1981 and is a principal and the founder, chairman and Chief Investment Officer of Turner Investment Partners, Inc.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Turner Mid Cap Growth VIP -- Class B

Years Ended December 31,                      2005      2004     2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period        $ 9.78   $ 8.84    $ 5.97   $ 6.60
--------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)^b             (.09)   (.10)     (.09)    (.02)
--------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)     1.19    1.04      2.96    (.61)
   on investment transactions
--------------------------------------------------------------------------------
   Total from investment operations            1.10     .94      2.87    (.63)
--------------------------------------------------------------------------------
Net asset value, end of period              $10.88   $ 9.78    $ 8.84   $ 5.97
--------------------------------------------------------------------------------
Total Return (%)                             11.25^c  10.63     48.07   (9.55)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)           27      23        13       .6
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions    1.51    1.56      1.57    1.38*
(%)
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions     1.48     1.56      1.57    1.38*
(%)
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)     (.93)  (1.19)    (1.29)   (.81)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                     151     174       155      225
--------------------------------------------------------------------------------

^a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^b   Based on an average shares outstanding during the period.

^c   Total return would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

o The advisor or subadvisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest.

The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The portfolios' Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Investment Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, or the subadvisor makes the portfolio's investment decisions, buy and sell securities for the portfolio and conduct research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM or the subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The portfolio's shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustees' approval of the portfolio's investment management agreement and subadvisory agreement (see "Shareholder reports" on the back cover).

The advisor receives a management fee from the portfolio. Below are the actual rates paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio's average daily net assets:

Portfolio Name                                       Fee Paid
--------------------------------------------------------------------------------
DWS Turner Mid Cap Growth VIP                         0.95%
--------------------------------------------------------------------------------

Effective October 1, 2005, the DWS Turner Mid Cap Growth VIP pays a monthly investment management fee, based on average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets                             Fee Rate
--------------------------------------------------------------------------------
First $250 million                                    0.800%
--------------------------------------------------------------------------------
Next $250 million                                     0.785%
--------------------------------------------------------------------------------
Next $500 million                                     0.770%
--------------------------------------------------------------------------------
Over $1 billion                                       0.755%
--------------------------------------------------------------------------------

Portfolio Subadvisor

Turner Investment Partners, Inc., 1205 Westlakes Drive Suite 100, Berwyn, Pennsylvania, 19312 is the subadvisor to SVS Turner Mid Cap Growth Portfolio. As of December 31, 2005, Turner Investment Partners, Inc. had approximately $18.3 billion in assets under management. DeIM pays a fee to Turner Investment Partners, Inc. for acting as subadvisor to DWS Turner Mid Cap Growth VIP.

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

       DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

       Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws
       (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

--------------------------------------------------------------------------------

Your Investment in the Portfolio

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


Policies about transactions

The information in this prospectus applies to Class B shares of the portfolio. Class B shares are offered at net asset value and are subject to a 12b-1 fee. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of DWS Variable Series II (which includes the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, a portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, DWS Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the financial advisor's recommendation of the portfolio.

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio's shareholders.

o Currently, the Board of Trustees of DWS Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for portfolios investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage").

The portfolio discourages short-term and excessive trading. The portfolio will take steps to detect and deter short-term and excessive trading pursuant to the portfolio's policies as described in this prospectus and approved by the Board.

The portfolio's policies include:

o the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio; and

o the portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolio reserves the right to terminate a separate account's ability to invest in the portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. It is important to note that the advisor and the portfolio does not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the portfolio.

The portfolio's policies and procedures may be modified or terminated at any time.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio.

How the Portfolio Calculates Share Price

To calculate net asset value per share, or NAV, the portfolio uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
             --------------------------------------------  = NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If the portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of the portfolio's share.

The discussion above is generally based on the assumption that shares of the portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

Marketing and Distribution Fees

DWS Scudder Distributors, Inc., a subsidiary of the investment advisor, is the portfolio's distributor.

DWS Variable Series II has adopted a 12b-1 plan for all Class B shares. Under the plan, DWS Variable Series II may make quarterly payments to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than the participating insurance company itself.

Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482, or contact DWS Scudder at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.


DWS Scudder Distributors, Inc.               SEC

222 South Riverside Plaza                    100 F Street, N.E.
Chicago, IL 60606-5808                       Washington, D.C. 20549-2001
(800) 778-1482                               (202) 551-5850

                                             www.sec.gov





                                             SEC File #
--------------------------------------------------------------------------------
DWS Variable Series II                       811-5002
--------------------------------------------------------------------------------

                                  MAY 1, 2006




                                   PROSPECTUS



                             DWS VARIABLE SERIES II
                      (formerly Scudder Variable Series II)





                                 CLASS B SHARES




================================================================================================

DWS Balanced VIP                                 DWS High Income VIP
(formerly Scudder Total Return Portfolio)        (formerly Scudder High Income Portfolio)

DWS Core Fixed Income VIP                        DWS Money Market VIP
(formerly Scudder Fixed Income Portfolio)        (formerly Scudder Money Market Portfolio)

DWS Dreman Small Cap Value VIP                   DWS Small Cap Growth VIP
(formerly SVS Dreman Small Cap Value Portfolio)  (formerly Scudder Small Cap Growth Portfolio)

DWS Government & Agency Securities VIP           DWS Technology VIP
(formerly Scudder Government & Agency            (formerly Scudder Technology Growth Portfolio)
Securities Portfolio)



This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.


The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.





                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

-----------------------------------------------------------------------------------------------------------
Table of Contents


How the Portfolios Work                                                   Your Investment in
                                                                          the Portfolios

  3  DWS Balanced VIP                32  DWS Money Market VIP             51   Buying and Selling Shares

 10  DWS Core Fixed Income VIP       36  DWS Small Cap Growth VIP         53   How the Portfolios Calculate
                                                                               Share Price
 16  DWS Dreman Small Cap Value      41  DWS Technology VIP
     VIP                                                                  53   Distributions
                                     47  Other Policies and Risks
 21  DWS Government & Agency                                              53   Taxes
     Securities VIP                  47  Investment Advisor

 26  DWS High Income VIP             48  Portfolio Subadvisors



How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolios is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency.
Their share prices will go up and down and you could lose money by investing in them.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS Balanced VIP

(formerly Scudder Total Return Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks high total return, a combination of income and capital appreciation.

The portfolio follows a flexible investment program, investing in a mix of growth and value stocks of large and small capitalization companies and bonds. The investment advisor employs a team approach to allocate the portfolio's assets among the various asset classes.

The portfolio can buy many types of securities, among them common stocks, convertible securities, corporate bonds, US government bonds, mortgage- and asset-backed securities and certain derivatives. The portfolio normally invests approximately 60% of its net assets in common stocks and other equity securities and approximately 40% of its net assets in fixed-income securities, including lower-quality debt securities. These percentages will fluctuate in response to changing market conditions, but the portfolio will at all times invest at least 25% of net assets in fixed-income senior securities. Generally, most securities are from US issuers, but the portfolio may invest up to 25% of total assets in foreign securities.

The investment advisor regularly reviews the portfolio's investment allocations and will vary them to favor asset classes that, in their judgment, provide the most favorable return outlook consistent with the portfolio's investment objective. In deciding how to allocate the portfolio's assets, the advisor will evaluate projections of risk, market and economic conditions, volatility, yields and expected returns.

The advisor follows specific strategies in selecting equity and fixed securities for the portfolio.

Equity securities in the portfolio generally include "growth" stocks as well as "value" stocks and normally include stocks of both small and large capitalization companies.

Growth Stocks. In choosing these securities, the investment advisor primarily invests in US companies that it believes offer the potential for sustainable growth of revenue or earnings and whose market values appear reasonable in light of their business prospects. The advisor focuses on high quality growth companies that are leaders or potential leaders in their respective industries. The advisor conducts in-depth company research, examining, among other factors, relative growth rates, innovation, regional and global exposure and management.

Value Stocks. When selecting value stocks, the investment advisor begins by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The advisor then compares a company's stock price to its book value, cash flow and yield, and analyzes individual companies to identify those that are financially sound and appear to have strong potential for long-term growth, but are out of favor with the market.

Small Company Stocks. In selecting stocks of small companies, a quantitative stock valuation model compares each company's stock price to the company's earnings, book value, sales and other measures of performance potential. The advisor also looks for factors that may signal a rebound for a company, whether through a recovery in its markets, a change in business strategy or other factors.

The advisor believes that by combining techniques used by fundamental value investors with extensive growth and earnings analysis it can minimize investment style bias and ultimately produce a "pure" stock selection process that seeks to add value in any market environment. The advisor also incorporates technical analysis to capture short-term price changes and evaluate the market's responsiveness to new information.

The fixed income portion of the portfolio may include both investment grade and lower-quality debt securities, and may include securities of both US and non-US (including emerging market) issuers. The portfolio may also seek bond market and currency exposure through derivative instruments.

US Investment Grade Securities. In selecting these securities for investment, the investment advisor typically:

o assigns a relative value to each bond, based on creditworthiness, cash flow and price;

o determines the value of each issue by examining the issuer's credit quality, debt structure, option value and liquidity risks. The advisor looks to take advantage of any inefficiencies between this value and market trading price;

o uses credit analysis to determine the issuer's ability to fulfill its contracts; and

o determines sector weights based on a combination of long-term strategic targets resulting from quantitative risk/return analysis and shorter term adjustments based on the advisor's current market outlook.

The advisor generally sells these securities when they reach their target price or when there is a negative change in their outlook relative to the other securities held by the portfolio. Bonds may also be sold to facilitate the purchase of an issue with more attractive risk/return characteristics.

The advisor generally sells these securities when they reach their target price or when there is a negative change in their outlook relative to the other securities held by the portfolio. Bonds may also be sold to facilitate the purchase of an issue with more attractive risk/return characteristics.

High Yield Securities. In selecting these securities for investment, the investment advisor:

o analyzes economic conditions for improving or undervalued sectors and industries;

o uses independent credit research and on-site management visits to evaluate individual issuer's debt service, growth rate, and both downgrade and upgrade potential;

o  assesses new issues versus secondary market opportunities; and

o seeks issues within attractive industry sectors and with strong long-term fundamentals and improving credits.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Derivatives. The portfolio invests in various instruments commonly known as "derivatives," which are contracts whose value is based on, for example, indices, currencies or securities. The portfolio primarily uses futures, options, forward currency transactions and swaps. The investment advisor may use derivatives in circumstances where the advisor believes they offer a more efficient means of gaining exposure to a particular asset class or market. The portfolio may also invest in derivatives to maintain a high level of liquidity to meet shareholder redemptions or other needs while maintaining exposure to the market.

The portfolio uses derivatives in the income portion of its portfolio to shift investment weightings among global and currency markets in an effort to capture short- and medium-term market movements. The portfolio uses these techniques to generate income and enhance returns.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Other Investments

Normally, the portfolio's bond component consists mainly of investment-grade bonds (those in the top four grades of credit quality). However, the portfolio could invest up to 35% of its total assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and typically will have higher volatility and risk of default.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the advisor may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of junk bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Small Company Capitalization Risk. Small company stocks tend to experience steeper price fluctuations -- down as well as up -- than the stocks of larger companies. A shortage of reliable information -- the same information gap that creates opportunity -- can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company's shares.

Foreign Investment Risk. To the extent that the portfolio holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the portfolio's investments or prevent the portfolio from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets, so to the extent the portfolio invests in emerging markets, it takes on greater risks. Finally, the currency of the country in which the portfolio has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of securities, geographical trends or other matters;

o the advisor measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, judged by the advisor to be of equivalent quality. In addition, the advisor applies its own credit quality standards to evaluate securities. If a security's credit quality declines, the advisor will decide what to do with the security, based on the circumstances and its assessment of what would benefit shareholders most; and

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio is designed for investors interested in asset class diversification in a single portfolio that invests in a mix of stocks and bonds.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

   16.47       19.66      14.85       14.52      -2.87      -6.32      -15.39      17.66       6.26       3.90

-------------------------------------------------------------------------------------------------------------------
    1996        1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 13.25%, Q2 1997                   Worst Quarter: -9.97%, Q2 2002

2006 Total Return as of March 31: 3.03%

Average Annual Total Returns (%) as of 12/31/2005

                           1 Year         5 Years               10 Years
--------------------------------------------------------------------------------
Portfolio -- Class B         3.90           0.59                  6.25
--------------------------------------------------------------------------------
Index                       14.91           0.54                  9.07
--------------------------------------------------------------------------------
Index                       22.43           5.87                  6.16
--------------------------------------------------------------------------------

Index 1: The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2: The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate issues and mortgage securities.

Total returns would have been lower if certain expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee(1)                                                  0.45%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses                                                     0.21
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    0.91
--------------------------------------------------------------------------------
Expense Waiver/Reimbursement                                       0.02
--------------------------------------------------------------------------------
Net Annual Operating Expenses(2)                                   0.89
--------------------------------------------------------------------------------

(1)  Restated to reflect a new management fee schedule effective May 2, 2005.

(2) Through April 30, 2008, the advisor, the underwriter and the accounting agent have agreed to waive all or a portion of their respective fees and/or reimburse or pay operating expenses to the extent necessary to maintain the portfolio's total operating expenses at 0.89% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above (including one year of capped expenses in the "1 Year" period and two years of capped expenses in each of the "3 Years," "5 Years" and "10 Years" periods), this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                  1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares            $91            $288           $502          $1,118
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of portfolio managers across a range of investment strategies. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio for their investment strategy, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:


Andrew P. Cestone                 Inna Okounkova             Julie M. Van Cleave, CFA
Managing Director of              Director of Deutsche       Managing Director of
Deutsche Asset                    Asset Management and       Deutsche Asset
Management and Portfolio          Portfolio Manager of       Management and Portfolio
Manager of the portfolio.         the portfolio.             Manager of the portfolio.
  o   Joined Deutsche              o   Joined Deutsche         o   Joined Deutsche
      Asset Management                 Asset Management            Asset Management
      in 1998 and the                  in 1999 as a                and the portfolio in 2002
      portfolio in 2002.               quantitative            o   Head of Large Cap
  o   Head of High Yield.              analyst, becoming           Growth Portfolio
  o   Previous experience              an associate                Selection Team.
      includes five years              portfolio manager       o   Previous experience
      as an investment                 in 2001.                    includes 18 years
      analyst at Phoenix           o   Global Asset                of investment
      Investment Partners              Allocation                  industry experience
      and as a credit                  portfolio manager:          at Mason Street
      officer in the                   New York.                   Advisors, as
      asset-based lending          o   Joined the                  Managing Director
      group at Fleet                   portfolio in 2005.          and team leader for
      Financial Group.             o   BS, MS, Moscow              the large cap
  o   BA, University of                State University;           investment team.
      Vermont.                         MBA, University of      o   BBA, MBA,
                                       Chicago.                    University of
William Chepolis, CFA                                              Wisconsin -- Madison.
Managing Director of              Thomas F. Sassi
Deutsche Asset                    Managing Director of       Robert Wang
Management and Portfolio          Deutsche Asset             Managing Director of
Manager of the portfolio.         Management                 Deutsche Asset
  o   Joined Deutsche             and Portfolio Manager      Management and
      Asset Management in         of the portfolio.          Portfolio Manager of
      1998 after 13 years          o   Joined Deutsche       the portfolio.
      of experience as                 Asset Management        o   Joined Deutsche
      vice president                   in 1996 and the             Asset Management in
      and portfolio                    portfolio in 2004           1995 as a senior
      manager for Norwest          o   Over 33 years of            fixed income
      Bank where                       investment industry         portfolio manager
      he managed the                   experience.                 after 13 years of
      bank's fixed income          o   BBA, MBA, Hofstra           experience at
      and foreign exchange             University.                 J.P. Morgan & Co.
      portfolios.                                                  trading fixed
  o   Senior Portfolio                                             income, derivatives
      Manager for Mortgage                                         and foreign
      Backed Securities:                                           exchange products.
      New York.                                                o   Global Asset
  o   Joined the portfolio                                         Allocation senior
      in 2005.                                                     portfolio manager:
  o   BIS, University of                                           New York.
      Minnesota.                                               o   Joined the
                                                                   portfolio in 2005.
                                                               o   BS, The Wharton
                                                                   School, University
                                                                   of Pennsylvania.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Balanced VIP -- Class B

Years Ended December 31,                      2005      2004     2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period        $22.33   $21.28    $18.64   $19.46
--------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)^b               .51     .39       .28      .18
--------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)      .35     .92      2.92   (1.00)
   on investment transactions
--------------------------------------------------------------------------------
   Total from investment operations             .86    1.31      3.20    (.82)
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income                      (.47)   (.26)     (.56)        --
--------------------------------------------------------------------------------
Net asset value, end of period              $22.72   $22.33    $21.28   $18.64
--------------------------------------------------------------------------------
Total Return (%)                             3.90^d    6.26     17.66   (4.21)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)           34      33        21       .8
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions     .95     .97       .99     .86*
(%)
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions      .91      .97       .99     .86*
(%)
--------------------------------------------------------------------------------
Ratio of net investment income (%)             2.28    1.80      1.48    1.96*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                  121^c    131^c      102^c      140
--------------------------------------------------------------------------------

^a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

^c The portfolio turnover rate including mortgage dollar roll transactions was 122%, 140% and 108% for the periods ended December 31, 2005, December 31, 2004 and December 31, 2003, respectively.

^d   Total return would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

DWS Core Fixed Income VIP

(formerly Scudder Fixed Income Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks high current income. The portfolio invests for current income, not capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its assets, plus the amount of any borrowings for investment purposes, determined at the time of purchase, in fixed income securities. Fixed income securities include those of the US Treasury, as well as US government agencies and instrumentalities, corporate, mortgage-backed and asset-backed securities, taxable municipal and tax-exempt municipal bonds and liquid Rule 144A securities.

The portfolio invests primarily in investment-grade fixed income securities rated within the top three credit rating categories. The portfolio may invest up to 20% of its total assets in investment-grade fixed income securities rated within the fourth highest credit rating category. The portfolio may invest up to 25% of its total assets in US dollar-denominated securities of foreign issuers and governments. The portfolio may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event the portfolio managers determine that securities meeting the portfolio's investment objective are not readily available for purchase. The portfolio's investments in foreign issuers are limited to US dollar-denominated securities to avoid currency risk.

The portfolio managers utilize a core US fixed income strategy that seeks to add incremental returns to the Lehman Brothers Aggregate Bond Index. In managing the portfolio, the managers generally use a "bottom-up" approach. The managers focus on the securities and sectors they believe are undervalued relative to the market, rather than relying on interest rate forecasts. The managers seek to identify pricing inefficiencies of individual securities in the fixed-income market. Normally, the average duration of the portfolio will be kept within 0.25 years of the duration of the Lehman Brothers Aggregate Bond Index.

Company research lies at the heart of the portfolio's investment process. In selecting individual securities for investment, the portfolio managers:

o assign a relative value, based on creditworthiness, cash flow and price, to each bond;

o determine the intrinsic value of each issue by examining credit, structure, option value and liquidity risks. The managers look to exploit any inefficiencies between intrinsic value and market trading price;

o use credit analysis to determine the issuer's ability to pay interest and repay principal on its bonds; and

o subordinate sector weightings to individual bonds that may add above-market value.

Portfolio Maturity. The portfolio managers intend to maintain a dollar weighted effective average portfolio maturity of five to ten years. Subject to its portfolio maturity policy, the portfolio may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of bonds rated below the top three rating categories may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investment Risk. To the extent that the portfolio holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the portfolio's investments or prevent the portfolio from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. Finally, the currency of the country in which the portfolio has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Derivatives Risk. Although not one of its principal investment strategies, the portfolio may invest in certain types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency for which it is acting as a substitute; derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligations; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses that it could have if it had not entered into these transactions. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Another factor that could affect performance is:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio is designed for individuals who are seeking to earn higher current income than an investment in money market funds may provide.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                8.76       7.67       -2.30       9.63       5.45       7.77        4.76       4.10       1.85

-------------------------------------------------------------------------------------------------------------------
                1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter:  4.03%, Q3 2002                   Worst Quarter: -2.44%, Q2 2004

2006 Total Return as of March 31: -0.67%

Average Annual Total Returns (%) as of 12/31/2005

                               1 Year            5 Years        Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class B            1.85              4.77                5.23
--------------------------------------------------------------------------------
Index                           2.43              5.87                6.64
--------------------------------------------------------------------------------

Index: The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate issues and mortgage securities.

*    Since 5/1/96. Index comparison begins 4/30/96.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                          Class B
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.60%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses                                                     0.22
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    1.07
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares             $109           $340           $590          $1,306
--------------------------------------------------------------------------------

The Portfolio Managers

Effective December 2, 2005, the members of the portfolio management team have become employees of Aberdeen Asset Management, Inc., the portfolio's subadvisor, and continue to be responsible for the management of the portfolio.

The portfolio's subadvisor is Aberdeen Asset Management, Inc. A team approach is utilized with respect to the day-to-day management of the portfolio. Portfolio decisions are made jointly by the senior members of the management team. The following members of the management team handle the day-to-day operations of the portfolio:


Gary W. Bartlett, CFA        Warren S. Davis, III       Thomas J. Flaherty
  o   Head of US Fixed         o   Senior portfolio       o   Senior portfolio
      Income and senior            manager for                manager for
      portfolio manager            mortgage- and              corporate and
      specializing in              asset-backed fixed         taxable municipal
      taxable municipal,           income investments:        fixed income
      utility and                  Philadelphia.              investments:
      government fixed         o   Joined Aberdeen            Philadelphia.
      income investments:          Asset Management       o   Joined Aberdeen
      Philadelphia.                Inc. in 2005 and           Asset Management
  o   Joined Aberdeen Asset        the portfolio in           Inc. in 2005 and
      Management Inc. in           2002.                      the portfolio in
      2005 and the             o   Formerly, Managing         2002.
      portfolio in 2002.           Director of            o   Formerly, Managing
  o   Formerly, Managing           Deutsche Asset             Director of
      Director of Deutsche         Management; joined         Deutsche Asset
      Asset Management;            Deutsche Asset             Management; joined
      joined Deutsche Asset        Management in 1995         Deutsche Asset
      Management in 1992           after nine years of        Management in 1995
      after nine years of          experience as a            after 10 years of
      experience as an             trader, analyst and        fixed income
      analyst and fixed            developer of               experience,
      income portfolio             analytical and risk        including vice
      manager at PNC               management systems         president for US
      Financial and credit         for Paine Webber           taxable fixed
      analyst at First             and Merrill Lynch.         income securities
      Pennsylvania Bank.       o   BS, Pennsylvania           at Prudential
  o   BA, Bucknell                 State University;          Securities.
      University; MBA              MBA, Drexel            o   BA, SUNY Stony
      Drexel University.           University.                Brook.


                                       13

J. Christopher Gagnier             Timothy C. Vile, CFA       William T. Lissenden
 o   Head of Core Plus              o   Senior portfolio       o   Portfolio manager
     Fixed Income product               manager for Core           for Core Fixed
     and senior portfolio               Fixed Income               Income:
     manager for corporate              and Global Aggregate       Philadelphia.
     and commercial                     Fixed Income:          o   Joined Aberdeen
     mortgages:                         Philadelphia.              Asset Management
     Philadelphia.                  o   Joined Aberdeen            Inc. in 2005 and
 o   Joined Aberdeen Asset              Asset Management           the portfolio in
     Management Inc. in                 Inc. in 2005 and           2003.
     2005 and the                       the portfolio in       o   Formerly, Director
     portfolio in 2002.                 2004.                      of Deutsche Asset
 o   Formerly, Managing             o   Formerly, Managing         Management; joined
     Director of Deutsche               Director of                Deutsche Asset
     Asset Management;                  Deutsche Asset             Management in 2002
     joined Deutsche Asset              Management; joined         after 31 years of
     Management in 1997                 Deutsche Asset             experience,
     after 17 years of                  Management in 1991         including fixed
     experience in fixed                as member of Core          income strategist
     income investments                 Fixed Income;              and director of
     at PaineWebber and                 seconded to the            research at
     Continental Bank.                  London office from         Conseco Capital
 o   BS, The Wharton                    January 1999 to            Management,
     School, University of              June 2002 to design        director of fixed
     Pennsylvania; MBA,                 and develop the            income research
     University of Chicago.             firm's European            and product
                                        Credit and Global          management at
Daniel R. Taylor, CFA                   Aggregate                  Prudential
 o   Senior portfolio                   capabilities;              Securities and
     manager for                        before joining the         national sales
     asset-backed and                   firm, he had six           manager for fixed
     commercial mortgage                years of experience        income securities
     fixed income                       that included              at Prudential
     investments:                       portfolio manager          Securities.
     Philadelphia.                      for fixed income       o   BS, St. Peter's
 o   Joined Aberdeen Asset              portfolios at              College; MBA,
     Management Inc. in                 Equitable Capital          Baruch College.
     2005 and the                       Management.
     portfolio in 2002.             o   BS, Susquehanna
 o   Formerly, Managing                 University.
     Director of Deutsche
     Asset Management;
     joined Deutsche Asset
     Management in 1998
     after six years of
     experience as fixed
     income portfolio
     manager and senior
     credit analyst for
     CoreStates Investment
     Advisors.
 o   BS, Villanova
     University.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Core Fixed Income VIP -- Class B

Years Ended December 31,                      2005      2004     2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period        $12.04   $12.13    $11.96   $11.36
--------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income^b                      .42     .45       .40      .27
--------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)    (.21)     .05       .15      .33
   on investment transactions
--------------------------------------------------------------------------------
   Total from investment operations             .21     .50       .55      .60
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income                      (.36)   (.38)     (.38)        --
--------------------------------------------------------------------------------
   Net realized gain on investment            (.11)   (.21)         --        --
   transactions
--------------------------------------------------------------------------------
   Total distributions                        (.47)   (.59)     (.38)        --
--------------------------------------------------------------------------------
Net asset value, end of period              $11.78   $12.04    $12.13   $11.96
--------------------------------------------------------------------------------
Total Return (%)                               1.85    4.10      4.76   5.28**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)           89      88        45        2
--------------------------------------------------------------------------------
Ratio of expenses (%)                          1.07    1.03      1.05     .92*
--------------------------------------------------------------------------------
Ratio of net investment income (%)             3.56    3.81      3.36    4.69*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                    164^c    185^c      229^c     267
--------------------------------------------------------------------------------

^a For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

^c The portfolio turnover rate including mortgage dollar roll transactions was 176%, 204% and 265% for the years ended December 31, 2005, December 31, 2004, and December 31, 2003, respectively.

*    Annualized

**   Not annualized

DWS Dreman Small Cap Value VIP

(formerly SVS Dreman Small Cap Value Portfolio)

The Portfolio's Main Investment Strategy The portfolio seeks long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small US companies, which the portfolio defines as companies that are similar in market value to those in the Russell 2000 Value Index (as of March 31, 2006, the Russell 2000 Value Index had a median market capitalization of $656 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

The portfolio managers begin their stock selection process by screening stocks of small companies with below market price-to-earnings (P/E) ratios. The managers then seek companies with a low price compared to the book value, cash flow and yield and analyze individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group, the managers then complete their fundamental analysis and make their buy decisions from a group of the most attractive stocks, drawing on analysis of economic outlooks for various industries. The managers may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities and issuers represented.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The managers will normally sell a stock when it no longer qualifies as a small company, when its P/E rises above that of the Index, its fundamentals change or other investments offer better opportunities.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 20% of net assets in foreign securities.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case the small company portion of the US stock market. When small company stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Value Investing Risk. As with any investment strategy, the "value" strategy used in managing the portfolio's portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Small Company Risk. To the extent that the portfolio invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price than the stocks of larger companies. A shortage of reliable information, typical with small company investing, can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. In addition, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell. Finally, the valuation of such securities often depends on future expectations.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio is designed for value-oriented investors who are interested in small-cap market exposure.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio, operated with a different investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio's current policies and advisory agreement had been in effect.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

               21.43      -11.47      2.54        3.79      17.37      -11.63      41.65      25.52       9.78

-------------------------------------------------------------------------------------------------------------------
                1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 21.63%, Q2 2003                   Worst Quarter: -22.52%, Q3 1998

2006 Total Return as of March 31: 14.52%

Average Annual Total Returns (%) as of 12/31/2005

                          1 Year            5 Years             Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class B       9.78              15.15                   9.26
--------------------------------------------------------------------------------
Index                      4.71              13.55                  12.74
--------------------------------------------------------------------------------

Index: The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

*    Since 5/1/96. Index comparison begins 4/30/96.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses                                                     0.19
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    1.19
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares               $121           $378           $654          $1,448
--------------------------------------------------------------------------------


The Portfolio Managers

The portfolio's subadvisor is Dreman Value Management, L.L.C. The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:


David N. Dreman                           Nelson Woodward
Chairman and CIO of the subadvisor        Managing Director of the subadvisor
and Co-Manager of the portfolio.          and Co-Manager of the portfolio.
  o   Began investment career in 1957.      o   Began investment career in 1957.
  o   Joined the portfolio in 2002.         o   Joined the portfolio in 2002.
  o   Founder and Chairman,
      Dreman Value Management,
      L.L.C. since 1977.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio, operated with a different goal and investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio's current policies and advisory agreement had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Dreman Small Cap Value VIP -- Class B

Years Ended December 31,                      2005      2004     2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period        $20.01   $16.03    $11.65   $13.86
--------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)^b               .11     .10       .13      .17
--------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)     1.66    3.97      4.56   (2.38)
   on investment transactions
--------------------------------------------------------------------------------
   Total from investment operations            1.77    4.07      4.69   (2.21)
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income                      (.07)   (.09)     (.12)        --
--------------------------------------------------------------------------------
   Net realized gain on investment           (1.78)       --     (.19)        --
   transactions
--------------------------------------------------------------------------------
   Total distributions                       (1.85)   (.09)     (.31)        --
--------------------------------------------------------------------------------
Net asset value, end of period              $19.93   $20.01    $16.03   $11.65
--------------------------------------------------------------------------------
Total Return (%)                              9.78   25.52     41.65   (15.95)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)           83      71        32        1
--------------------------------------------------------------------------------
Ratio of expenses (%)                          1.19    1.16      1.19    1.06*
--------------------------------------------------------------------------------
Ratio of net investment income (%)              .56     .59      1.07    3.01*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                      61      73        71       86
--------------------------------------------------------------------------------

^a For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

*    Annualized

**   Not annualized

DWS Government & Agency Securities VIP

(formerly Scudder Government & Agency Securities Portfolio)

The Portfolio's Main Investment Strategy
The portfolio seeks high current income consistent with preservation of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities. US government-related debt instruments in which the portfolio may invest include:

o  direct obligations of the US Treasury;

o securities such as Ginnie Maes which are mortgage-backed securities issued and guaranteed by the Government National Mortgage Association (GNMA) and supported by the full faith and credit of the United States; and

o securities issued or guaranteed, as to their payment of principal and interest, by US government agencies or government sponsored entities, some of which may be supported only by the credit of the issuer.

The portfolio normally invests all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities, except the portfolio may invest up to 10% of its net assets in cash equivalents, such as money market funds, and short-term bond funds. These securities may not be issued or guaranteed by the US government, its agencies or instrumentalities. The portfolio may use derivative instruments as described in "Other Investments."

In deciding which types of government bonds to buy and sell, the portfolio manager first considers the relative attractiveness of Treasuries compared to other US government and agency securities and determine allocations for each. His decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, the manager reviews each bond's fundamentals, compares the yields of shorter maturity bonds to those of longer maturity bonds and uses specialized analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

The manager may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on his outlook for interest rates.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Credit Quality Policies

This portfolio normally invests substantially all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.

Other Investments

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio focuses its investments on mortgage-related securities, it is more vulnerable to both of these risks.

Agency Risk. Some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality while other government securities have an additional line of credit with the US Treasury. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. The full faith and credit guarantee of the US government doesn't protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Another factor that could affect performance is:

o the manager could be incorrect in his analysis of economic trends, the relative attractiveness of different securities or other matters.

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by US government securities.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

    2.30        8.69       6.76       0.43       10.65       7.22       7.81        1.83       3.36       2.24

-------------------------------------------------------------------------------------------------------------------
    1996        1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 4.07%, Q3 2001                    Worst Quarter: -2.05%, Q1 1996

2006 Total Return as of March 31: -0.24%

Average Annual Total Returns (%) as of 12/31/2005

                               1 Year         5 Years             10 Years
--------------------------------------------------------------------------------
Portfolio -- Class B            2.24           4.46                 5.08
--------------------------------------------------------------------------------
Index                           3.21           5.43                 6.19
--------------------------------------------------------------------------------

Index: The Lehman Brothers GNMA Index is an unmanaged market value-weighted measure of all fixed rate securities backed by mortgage pools of the Government National Mortgage Association.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                          Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.55%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses                                                     0.22
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    1.02
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                         1 Year       3 Years        5 Years     10 Years
--------------------------------------------------------------------------------
Class B shares                  $104           $325          $563        $1,248
--------------------------------------------------------------------------------

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:


William Chepolis, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
  o   Joined Deutsche Asset Management in 1998 after
      13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.
  o   Senior Portfolio Manager for Mortgage Backed
      Securities: New York.
  o   Joined the portfolio in 2002.
  o   BIS, University of Minnesota.

The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Government & Agency Securities VIP -- Class B

Years Ended December 31,                      2005      2004     2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period        $12.52   $12.51    $12.82   $12.36
--------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income^b                      .47     .40       .27      .31
--------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)    (.21)     .02     (.04)      .15
   on investment transactions
--------------------------------------------------------------------------------
   Total from investment operations             .26     .42       .23      .46
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income                      (.45)   (.30)     (.32)        --
--------------------------------------------------------------------------------
   Net realized gain on investment            (.10)   (.11)     (.22)        --
   transactions
--------------------------------------------------------------------------------
   Total distributions                        (.55)   (.41)     (.54)        --
--------------------------------------------------------------------------------
Net asset value, end of period              $12.23   $12.52    $12.51   $12.82
--------------------------------------------------------------------------------
Total Return (%)                              2.24^e   3.36^d      1.83   3.72**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)           47      49        38        3
--------------------------------------------------------------------------------
Ratio of expenses (%)                          1.02    1.00       .98     .84*
--------------------------------------------------------------------------------
Ratio of net investment income (%)             3.78    3.21      2.13    4.95*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                   191^c    226^c     511^c    534^c
--------------------------------------------------------------------------------

^a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

^c The portfolio turnover rate including mortgage dollar roll transactions was 325%, 391%, 536% and 651% for the periods ended December 30, 2005, December 31, 2004, December 31, 2003 and December 31, 2002, respectively.

^d Reimbursement of $2,420 due to disposal of investments in violation of restrictions had no effect on total return.

^e Reimbursement of $234 due to disposal of investments in violation of restrictions had no effect on total return.

*    Annualized

**   Not annualized

DWS High Income VIP

(formerly Scudder High Income Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks to provide a high level of current income.

Under normal circumstances, this portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields, have higher volatility and higher risk of default on payments of interest or principal. The portfolio may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers.

The portfolio manager focuses on cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. The manager uses an active process which emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment-grade fixed income securities (junk bonds).

The investment process involves using primarily a "bottom-up" approach, by using relative value and fundamental analysis to select the best securities within each industry, and a top-down approach to assess the overall risk and return in the market and which considers macro trends in the economy. To select securities or investments, the portfolio manager:

o analyzes economic conditions for improving or undervalued sectors and industries;

o uses independent credit research and on-site management visits to evaluate individual issuers' debt service, growth rate, and both downgrade and upgrade potential;

o  assesses new issues versus secondary market opportunities; and

o seeks issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.

Portfolio Maturity. The portfolio manager intends to maintain a dollar-weighted effective average portfolio maturity of seven to ten years. The portfolio's average portfolio maturity may vary and may be shortened by certain of the portfolio's securities which have floating or variable interest rates or include put features that provide the portfolio the right to sell the security at face value prior to maturity. Subject to its portfolio maturity policy, the portfolio may purchase individual securities with any stated maturity.

The dollar-weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to, prepayment patterns, call dates and put features. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Other Investments

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Another factor that could affect performance is:

o the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different securities, geographical trends or other matters.

Investors who seek high current income and can accept risk of loss of principal may be interested in this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index vary over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

   13.77       11.33       1.20       1.90       -8.91       2.37       -0.58      24.14      12.08       3.41

-------------------------------------------------------------------------------------------------------------------
    1996        1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 8.44%, Q2 2003                    Worst Quarter: -6.72%, Q3 1998

2006 Total Return as of March 31: 2.49%

Average Annual Total Returns (%) as of 12/31/2005

                               1 Year         5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class B           3.41            7.93                  5.71
--------------------------------------------------------------------------------
Index                          2.26            9.83                  7.13
--------------------------------------------------------------------------------

Index: The Credit Suisse High Yield Index is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield market.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.60%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses                                                     0.25
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    1.10
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                      1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
Class B shares                $112           $350           $606         $1,345
--------------------------------------------------------------------------------

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:


Andrew P. Cestone
Managing Director of Deutsche Asset Management and
Portfolio Manager of the portfolio.
  o Joined Deutsche Asset Management in 1998 and the portfolio in 2002.
  o   Head of High Yield.
  o Previous experience includes five years as an investment analyst at Phoenix Investment Partners and as a credit officer in the asset-based lending group at Fleet Financial Group.
  o   BA, University of Vermont.

The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS High Income VIP -- Class B

Years Ended December 31,                      2005      2004     2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period        $ 8.77   $ 8.41    $ 7.39   $ 7.21
--------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income^b                      .65     .64       .64      .31
--------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)    (.39)     .32      1.03    (.13)
   on investment transactions
--------------------------------------------------------------------------------
   Total from investment operations             .26     .96      1.67      .18
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income                      (.81)   (.60)     (.65)        --
--------------------------------------------------------------------------------
Net asset value, end of period              $ 8.22   $ 8.77    $ 8.41   $ 7.39
--------------------------------------------------------------------------------
Total Return (%)                               3.41   12.08     24.14   2.50**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)           56      57        37        1
--------------------------------------------------------------------------------
Ratio of expenses (%)                          1.10    1.06      1.06     .92*
--------------------------------------------------------------------------------
Ratio of net investment income (%)             7.87    7.71      8.23    8.78*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                     100     162       165      138
--------------------------------------------------------------------------------

^a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

*    Annualized

**   Not annualized

DWS Money Market VIP

(formerly Scudder Money Market Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks maximum current income to the extent consistent with stability of principal.

The portfolio pursues its goal by investing exclusively in high quality short-term securities, as well as certain repurchase agreements that are backed by high-quality securities.

While the portfolio's advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments, including US Government obligations, can change in value when interest rates change or an issuer's creditworthiness changes.

The portfolio seeks to achieve its goal of current income by investing in high quality money market securities and maintaining a dollar-weighted average maturity of 90 days or less. The portfolio follows two policies designed to maintain a stable share price:

o Portfolio securities are denominated in US dollars and generally have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase.

o The portfolio buys US Government debt obligations, money market instruments and other debt obligations that at the time of purchase:

   - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

   - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

   -  are unrated, but are determined to be of similar quality by the advisor;
      or

   - have no short-term rating, but are rated in one of the top three highest long-term rating categories, or are determined to be of similar quality by the advisor.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Principal investments

The portfolio primarily invests in the following types of investments:

The portfolio may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate.

These include:

o Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper) and notes. Securities that do not satisfy the maturity restrictions for a money market portfolio may be specifically structured so that they are eligible investments for money market portfolios. For example, some securities have features which have the effect of shortening the security's maturity.

o US Government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US Government.

o Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

o Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The portfolio may buy securities from many types of issuers, including the US Government, corporations and municipalities. The portfolio may invest more than 25% of its net assets in government securities and instruments issued by domestic banks. For purposes of this 25% investment policy, domestic banks include US banks and certain US branches of foreign banks.

The portfolio may invest up to 10% of its total assets in other money market portfolios in accordance with applicable regulations.

Working in conjunction with a credit team, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the portfolio only buys high quality securities with minimal credit risk. Also, the portfolio only buys securities with remaining maturities of 397 days (approximately 13 months) or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US Government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market portfolios.

Repurchase Agreement Risk. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

o  it cannot sell the securities at the agreed-upon time and price; or

o  the securities lose value before they can be sold.

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Concentration Risk. Because the portfolio may invest more than 25% of its net assets in government securities and instruments issued by domestic banks, it may be vulnerable to setbacks in that industry. Banks are highly dependent on short-term interest rates and can be adversely affected by downturns in the US and foreign economies or changes in banking regulations.

Prepayment Risk. When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high yielding bond before it comes due, the portfolio may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the portfolio's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

This portfolio may be of interest to investors who want a broadly diversified money market fund.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class B shares. The performance of the portfolio varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

    4.76        4.98       4.88       4.58        5.84       3.49       1.20        0.42       0.52       2.42

-------------------------------------------------------------------------------------------------------------------
    1996        1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 1.50%, Q3 2000                    Worst Quarter: 0.04%, Q3 2003

2006 Total Return as of March 31: 0.90%

Average Annual Total Returns (%) as of 12/31/2005

                               1 Year        5 Years                  10 Years
--------------------------------------------------------------------------------
Portfolio -- Class B            2.42          1.60                      3.29
--------------------------------------------------------------------------------

7-day yield as of December 31, 2005: 3.38%

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.46%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses                                                     0.18
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    0.89
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                 1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares           $91            $284           $493          $1,096
--------------------------------------------------------------------------------

The Portfolio Managers

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market portfolios.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Money Market VIP -- Class B

Years Ended December 31,                      2005      2004     2003     2002^a
--------------------------------------------------------------------------------
Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period        $1.000   $1.000    $1.000   $1.000
--------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                       .024    .005      .004     .007
--------------------------------------------------------------------------------
   Total from investment operations            .024    .005      .004     .007
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income                     (.024)  (.005)    (.004)   (.007)
--------------------------------------------------------------------------------
Net asset value, end of period              $1.000   $1.000    $1.000   $1.000
--------------------------------------------------------------------------------
Total Return (%)                               2.42     .52       .42    .67**
--------------------------------------------------------------------------------
Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)           58      53        66        3
--------------------------------------------------------------------------------
Ratio of expenses before expense                .89     .91       .93     .79*
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense                 .89     .91       .92     .64*
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income (%)             2.40     .50       .35    1.11*
--------------------------------------------------------------------------------

^a For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

*    Annualized

**   Not annualized

DWS Small Cap Growth VIP

(formerly Scudder Small Cap Growth Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of investors' capital. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000 Growth Index (as of March 31, 2006, the Russell 2000 Growth Index had a median market capitalization of $667 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

Using quantitative and qualitative screens, and extensive fundamental and field research, the manager looks for companies with strong valuations, exceptional management teams, strong current or potential competitive positioning in their respective industries, clean balance sheets, and attractive earnings growth, among other factors. The manager seeks to maintain a diversified portfolio of small cap growth equity holdings, generally investing across most sectors of the economy including the traditional growth-oriented sectors of information technology, health care and consumer products.

The manager generally looks for companies that he believes have potential for sustainable above-average earnings growth and whose market value appears reasonable in light of their business prospects.

The manager may favor different types of securities from different industries and companies at different times.

The manager will normally sell a stock when he believes its price has achieved and is unlikely to rise past the price target the team initially set at time of purchase and is unlikely to continue to rise, the stock's fundamental investment thesis no longer holds, the manager discovers a better opportunity within the same sector or if the stock's market capitalization begins to distort the weighted-average market capitalization of the overall portfolio.

Also, as companies in the portfolio exceed the market value of those in the Russell 2000 Growth Index, the portfolio may continue to hold their stock, but generally will not add to these holdings.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 25% of total assets in foreign securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures and options, including sales of covered put and call options. The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case the small company portion of the US stock market. When small company stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Growth Investing Risk. Since growth companies usually reinvest a large portion of earnings in their own businesses, growth stocks may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Small Company Risk. To the extent that the portfolio invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price than the stocks of larger companies. A shortage of reliable information, typical with small company investing, can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. In addition, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell. Finally, the valuation of such securities often depends on future expectations.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

o the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors who are looking to add the growth potential of small and mid-size companies or to diversify a large-cap growth portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

   27.72       33.87      18.07       34.23      -10.93     -28.98     -33.64      32.51      10.54       6.73

-------------------------------------------------------------------------------------------------------------------
    1996        1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 30.88%, Q4 1999                   Worst Quarter: -31.76%, Q3 2001

2006 Total Return as of March 31: 11.64%

Average Annual Total Returns (%) as of 12/31/2005

                            1 Year             5 Years                10 Years
--------------------------------------------------------------------------------
Portfolio -- Class B         6.73               -5.93                   5.93
--------------------------------------------------------------------------------
Index                        4.15                2.28                   4.69
--------------------------------------------------------------------------------

Index: The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a higher price-to-book ratio and higher forecasted growth values.

Total returns would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee(1)                                                  0.65%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses                                                     0.22
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    1.12
--------------------------------------------------------------------------------
Expense Waiver/Reimbursement                                       0.03
--------------------------------------------------------------------------------
Net Annual Operating Expenses(2)                                   1.09
--------------------------------------------------------------------------------

(1) Management fees have been restated to reflect the new management fee schedule effective May 2, 2005.

(2) Through April 30, 2008, the advisor, the underwriter and the accounting agent have agreed to waive all or a portion of their respective fees and/or reimburse or pay operating expenses to the extent necessary to maintain the portfolio's total operating expenses at 1.09% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above (including one year of capped expenses in the "1 Year" and two years of capped expenses in each of the "3 Years," "5 Years" and "10 Years" periods), this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                 1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares           $111           $353           $614          $1,361
--------------------------------------------------------------------------------

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:


Robert S. Janis
Managing Director of Deutsche Asset
Management and Portfolio Manager
of the portfolios.
  o Joined Deutsche Asset Management and the portfolios in 2004.
  o Previously served as portfolio manager for 10 years at Credit Suisse Asset Management (or at its predecessor, Warburg Pincus Asset Management).
  o   Over 20 years of investment industry experience.
  o   BA, MBA, The Wharton School,
      University of Pennsylvania.

The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Small Cap Growth VIP -- Class B

Years Ended December 31,                      2005      2004     2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period        $12.48   $11.29    $ 8.52   $ 9.39
--------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)^b             (.11)   (.10)     (.09)    (.02)
--------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)      .95    1.29      2.86    (.85)
   on investment transactions
--------------------------------------------------------------------------------
   Total from investment operations             .84    1.19      2.77    (.87)
--------------------------------------------------------------------------------
Net asset value, end of period              $13.32   $12.48    $11.29   $ 8.52
--------------------------------------------------------------------------------
Total Return (%)                             6.73^d   10.54     32.51   (9.27)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)           39      28        15       .5
--------------------------------------------------------------------------------
Ratio of expenses before expense               1.12    1.10      1.08     .96*
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense                1.09    1.09      1.08     .96*
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)     (.84)   (.85)     (.80)   (.39)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                      94     117       123       68
--------------------------------------------------------------------------------

^a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

^c   Total return would have been lower had certain expenses not been reduced.

^d In 2005, the Portfolio realized a gain of $49,496 on the disposal of an investment not meeting the Portfolio's investment restrictions. This gain had no effect on the total return.

*    Annualized

**   Not annualized

DWS Technology VIP

(formerly Scudder Technology Growth Portfolio)

The Portfolio's Main Investment Strategy The portfolio seeks growth of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the technology sector. For purposes of the portfolio's 80% investment policy, companies in the technology sector must commit at least half of their assets to the technology sector or derive at least half of their revenues or net income from that sector. Examples of industries within the technology sector are semiconductors, software, telecom equipment, computer/hardware, IT services, the Internet and health technology. The portfolio may invest in companies of any size. In addition, the portfolio may invest up to 35% of its net assets in foreign securities.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, innovative products and services, sound financial strength and effective management, among other factors.

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

Top-down analysis. The managers consider the economic outlooks for various industries within the technology sector while looking for those that may benefit from changes in the overall business environment.

In addition, the managers use the support of a quantitative analytic group and its tools to attempt to actively manage the forecasted volatility risk of the portfolio as a whole as compared to funds with a similar investment objective, as well as appropriate benchmarks and peer groups. The managers may favor securities from different industries and companies within the technology sector at different times.

The managers will normally sell a stock when the managers believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting its emphasis on a given technology industry.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures and options, including sales of covered put and call options. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the technology sector of the stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Non-Diversification Risk. The portfolio is classified as "non-diversified." This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the portfolio invested in a larger number of issuers.

Concentration Risk. The portfolio concentrates its investments in the group of industries constituting the technology sector. As a result, factors affecting this sector, such as market price movements, market saturation and rapid product obsolescence will have a significant impact on the portfolio's performance. Additionally, many technology companies are smaller companies that may have limited business lines and financial resources, making them highly vulnerable to business and economic risks.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a function of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

o  growth stocks may be out of favor for certain periods.

This portfolio is designed for investors who who can accept above-average risks and are interested in exposure to a sector that offers attractive long-term growth potential.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with a broad-based market index and another relevant index (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                                                 -21.77     -32.56     -35.72      46.42       1.48       3.27

-------------------------------------------------------------------------------------------------------------------
                                                  2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 28.49%, Q4 2001                   Worst Quarter: -33.68%, Q3 2001

2006 Total Return as of March 31: 2.06%

Average Annual Total Returns (%) as of 12/31/2005

                                 1 Year         5 Years         Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class B             3.27            -7.86               -1.22
--------------------------------------------------------------------------------
Index 1                          5.26            -3.58               -3.14
--------------------------------------------------------------------------------
Index 2                          2.03            -7.14               -5.03
--------------------------------------------------------------------------------

Index 1: The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values.

Index 2: The Goldman Sachs Technology Index is a modified capitalization-weighted index composed of companies involved in the technology industry.

*    Since 5/1/99. Index comparisons begin 4/30/99.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses                                                     0.26
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    1.26
--------------------------------------------------------------------------------


Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                 1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares           $128           $400           $692          $1,523
--------------------------------------------------------------------------------


The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:


Kelly P. Davis                            Brian S. Peters, CFA
Vice President of Deutsche Asset          Vice President of Deutsche Asset
Management and Lead                       Management and Portfolio Manager of
Portfolio Manager of the portfolio.       the portfolio.
  o   Joined Deutsche Asset Management      o   Joined Deutsche Asset Management
      in 2003 after eight years                 in 1999 and the
      of experience with semiconductors         portfolio in 2005.
      as an associate analyst in            o   Prior to joining the portfolio,
      Equities Research with Credit             portfolio manager for Global
      Suisse First Boston, team leader          Equity: London, global equity
      in applications engineering at            analyst for industrials sector,
      Advanced Micro Devices, and               and portfolio analyst for
      in technical roles at Interactive         international institutional
      Silicon, Motorola, Inc. and               accounts.
      Tellabs Operations, Inc.              o   BA, University of Alabama,
  o   Joined the portfolio in 2005.             Birmingham.
  o   BS, Purdue University; MBA,
      University of California, Berkeley.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Technology VIP -- Class B

Years Ended December 31,                      2005      2004     2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period        $ 8.93   $ 8.80    $ 6.01   $ 6.32
--------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)^b             (.07)     .01     (.07)    (.02)
--------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)      .36     .12      2.86    (.29)
   on investment transactions
--------------------------------------------------------------------------------
   Total from investment operations             .29     .13      2.79    (.31)
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income                      (.01)       --         --       --
--------------------------------------------------------------------------------
Net asset value, end of period              $ 9.21   $ 8.93    $ 8.80   $ 6.01
--------------------------------------------------------------------------------
Total Return (%)                               3.27    1.48     46.42   (4.75)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)           16      16        11       .3
--------------------------------------------------------------------------------
Ratio of expenses before expense               1.26    1.22      1.25    1.06*
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense                1.26    1.21      1.25    1.06*
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income (%)            (.76)     .05     (.89)   (.79)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                     135     112        66       64
--------------------------------------------------------------------------------

^a For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

*    Annualized

**   Not annualized

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o The portfolios may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

o The advisor or a portfolio's subadvisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest. For Scudder Money Market Portfolio, such determination will be made pursuant to procedures adopted by the Board.

Each portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until a portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The portfolios' Statement of Additional Information includes a description of each portfolio's policies and procedures with respect to the disclosure of a portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Investment Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, or its subadvisors make the portfolios' investment decisions, buy and sell securities for the portfolios and conduct research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM or a subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Each portfolio's shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustees' approval of each portfolio's investment management agreement and, as applicable, subadvisory agreement (see "Shareholder reports" on the back cover).

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio during the most recent fiscal year, as a percentage of each portfolio's average daily net assets:


Portfolio Name                                       Fee Paid
--------------------------------------------------------------------------------
DWS Balanced VIP*                                     0.47%
--------------------------------------------------------------------------------
DWS Core Fixed Income VIP                             0.60%
--------------------------------------------------------------------------------
DWS Dreman Small Cap Value VIP                        0.75%
--------------------------------------------------------------------------------
DWS Government & Agency Securities VIP                0.55%
--------------------------------------------------------------------------------
DWS High Income VIP                                   0.60%
--------------------------------------------------------------------------------
DWS Money Market VIP                                  0.46%
--------------------------------------------------------------------------------
DWS Small Cap Growth VIP                              0.65%
--------------------------------------------------------------------------------
DWS Technology VIP                                    0.75%
--------------------------------------------------------------------------------

* Reflecting the effect of expense limitations and/or fee waivers then in effect.


Portfolio Subadvisors

Subadvisor for DWS Core Fixed Income VIP

Pursuant to an investment subadvisory agreement between the advisor and Aberdeen Asset Management Inc. ("AAMI"), a US registered investment advisor, AAMI acts as a subadvisor for the portfolio. AAMI provides a full range of international investment advisory services to institutional and retail clients. AAMI is a direct, wholly owned subsidiary of Aberdeen Asset Management PLC, the parent company of an asset management group formed in 1983. AAMI's principal business address is 1735 Market Street, Philadelphia, PA 19103. DeIM pays a fee to AAMI for acting as subadvisor to DWS Core Fixed Income VIP.

Subadvisor for DWS Dreman Small Cap Value VIP

Dreman Value Management L.L.C., 520 East Cooper Avenue, Aspen, Colorado, is the subadvisor to DWS Dreman Small Cap Value VIP and receives a fee for its services from DeIM. Founded in 1977, Dreman Value Management L.L.C. currently manages over $11 billion in assets. DeIM pays a fee to Dreman Value Management L.L.C. for acting as subadvisor to DWS Dreman Small Cap Value VIP.

Market timing related regulatory and litigation matters Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

         DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

         Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

--------------------------------------------------------------------------------
Your Investment in the Portfolios

The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.


Policies about transactions

The information in this prospectus applies to Class B shares of each portfolio. Class B shares are offered at net asset value and are subject to a 12b-1 fee. Each portfolio has another class of shares which is offered separately.

Technically, the shareholders of DWS Variable Series II (which includes the portfolios just described) are the participating insurance companies (the "insurance companies") that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolios do not sell shares directly to the public. The portfolios sell shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to a portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolios, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of a portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than a portfolio and have different expense ratios than the portfolios. As a result, the performance of a portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in that portfolio.

The portfolios have a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolios will ask for its name, address and other information that will allow a portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, a portfolio might request additional information (for instance, a portfolio would ask for documents such as the insurance company's articles of incorporation) to help a portfolio verify the insurance company's identity.

A portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

Since DWS Money Market VIP will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), that portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that DWS Money Market VIP receives investable funds.

A portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, DWS Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the financial advisor's recommendation of a portfolio.

Buying and Selling Shares

Each portfolio is open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolios continuously sell shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in a portfolio. Each insurance company submits purchase and redemption orders to a portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day a portfolio is open for business.

o Unless otherwise instructed, a portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolios do not issue share certificates.

o The portfolios reserve the right to reject purchases of shares for any reason.

o The portfolios reserve the right to withdraw or suspend the offering of shares at any time.

o The portfolios reserve the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its securities or pricing its shares.

o The portfolios may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of a portfolio, they are deemed to be in a portfolio's best interest or when a portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolios may close and liquidate an account if a portfolio is unable to verify provided information, or for other reasons; if a portfolio decides to close the account, the shares wil l be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of a portfolio's shareholders.

o Currently, the Board of Trustees of DWS Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to each portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolios (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for portfolios investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a portfolio (e.g., "time zone arbitrage").

The portfolios discourage short-term and excessive trading. The portfolios will take steps to detect and deter short-term and excessive trading pursuant to each portfolio's policies as described in this prospectus and approved by the Board.

Each portfolio's policies include:

o each portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to a portfolio; and

o each portfolio has adopted certain fair valuation practices reasonably designed to protect a portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a portfolio. (See "How the Portfolios Calculate Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to a portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolios reserve the right to terminate a separate account's ability to invest in the portfolios if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of each portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of a portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in that portfolio. It is important to note that the advisor and the portfolios do not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in a portfolio.

The portfolios' policies and procedures may be modified or terminated at any time.

Since DWS Money Market VIP holds short-term instruments and is intended to provide liquidity to shareholders, the advisor does not monitor or limit short-term and excessive trading activity in this portfolio and, accordingly, the Board has not approved any policies and procedures designed to limit this activity. However, the portfolio reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the advisor, there appears to be a pattern of short-term and excessive trading by an investor in other DWS funds.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to a portfolio. Contract owners should contact their insurance company to effect transactions in a portfolio.

How the Portfolios Calculate Share Price

To calculate net asset value per share, or NAV, each portfolio uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
             --------------------------------------------  =  NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for each portfolio is the NAV.

For DWS Money Market VIP, the share price, or NAV, is normally $1.00 calculated using amortized cost value (the method used by most money market funds).

Except with DWS Money Market VIP, we typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolios' Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be a portfolio's use of fair value pricing. This is intended to reduce a portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.

Distributions

DWS Money Market VIP intends to declare its net investment income as a dividend daily and distribute dividends monthly. All other portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, annually. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of a portfolio's share.

The discussion above is generally based on the assumption that shares of a portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

A portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

Marketing and Distribution Fees

DWS Scudder Distributors, Inc., a subsidiary of the investment advisor, is the portfolios' distributor.

DWS Variable Series II has adopted a 12b-1 plan for all Class B shares. Under the plan, DWS Variable Series II may make quarterly payments to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than the participating insurance company itself.

Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.

                             This page
                           intentionally
                            left blank.

--------------------------------------------------------------------------------

To Get More Information


Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and a portfolio's performance. They also have detailed performance figures, a list of everything each portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 778-1482, or contact DWS Scudder at the address listed below. The portfolios' SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each portfolio, including each portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.


DWS Scudder Distributors, Inc.               SEC

222 South Riverside Plaza                    100 F Street, N.E.
Chicago, IL 60606-5808                       Washington, D.C. 20549-2001
(800) 778-1482                               (202) 551-5850

                                             www.sec.gov

                                             SEC File #
--------------------------------------------------------------------------------
DWS Variable Series II                       811-5002
--------------------------------------------------------------------------------

                                   MAY 1, 2006




                                   PROSPECTUS



                             DWS VARIABLE SERIES II
                      (formerly Scudder Variable Series II)





                                 CLASS B SHARES




============================================================================================

DWS Conservative Allocation VIP                DWS Moderate Allocation VIP
(formerly Scudder Income & Growth Strategy     (formerly Scudder Growth & Income Strategy
Portfolio)                                     Portfolio)

DWS Growth Allocation VIP                      DWS Money Market VIP
(formerly Scudder Growth Strategy Portfolio)   (formerly Scudder Money Market Portfolio)

DWS Income Allocation VIP
(formerly Scudder Conservative Income
Strategy Portfolio)



This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.


The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.





                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------
Table of Contents


How the Portfolios Work                    Your Investment
                                           in the Portfolios

  3  DWS Conservative Allocation VIP       39  Buying and Selling Shares

 10  DWS Growth Allocation VIP             41  How the Portfolios Calculate
                                               Share Price
 17  DWS Income Allocation VIP
                                           41  Distributions
 24  DWS Moderate Allocation VIP
                                           41  Taxes
 31  DWS Money Market VIP

 35  Other Policies and Risks

 35  Investment Advisor



How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolios is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS Conservative Allocation VIP

(formerly Scudder Income & Growth Strategy Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks a balance of current income and long-term growth of capital with an emphasis on current income. It does this by investing in a portfolio of other DWS portfolios ("underlying portfolios") that invest across a range of asset classes, utilizing a wide variety of securities and investment styles. The portfolio will always invest in the share class of an underlying portfolio with the lowest fees and expenses.

For DWS Conservative Allocation VIP, the portfolio's target allocation is as follows:

o 60% in underlying portfolios which invest primarily in fixed-income securities of all credit qualities and maturities ("fixed-income portfolios").

o 40% in underlying portfolios which invest primarily in equity securities of all capitalization levels ("equity portfolios").

The portfolio managers have the flexibility to adjust this allocation within the following ranges:

o  45-75% in fixed-income portfolios.

o  25-55% in equity portfolios.

While the actual allocation may vary, the portfolio managers expect that over the long term it will average out to be similar to the target allocation.

The portfolio managers regularly review the actual allocation and may adjust it in seeking to take advantage of current or expected market conditions or to manage risk. In making their allocation decisions, the managers use a proprietary mix of qualitative and quantitative inputs to arrive at a view for the securities markets and segments of those markets. Based on the desired exposure to particular investments and a thorough risk analysis, the managers then decide which portfolios to use as underlying portfolios and in which proportions.

It is expected that, in the future, the managers may invest in instruments, commonly called "derivatives," including, but not limited to, futures and forward currency exchange contracts, to attempt to manage risk and enhance returns. Derivatives may be used to hedge the portfolio against price fluctuations and otherwise reduce risk. Derivatives may also be used to increase the portfolio's exposure to certain markets in an attempt to enhance returns. These strategies may be used separately or in combination. The managers may also use these derivatives strategies to help maintain cash reserves or otherwise liquid assets to meet shareholder redemptions, or for other needs, while maintaining exposure to the markets. The managers will determine which derivative instruments to purchase by using a quantitative strategy that incorporates data from various international markets. The strategy seeks to shift the emphasis on the portfolio's holdings in response to short- and medium-term changes in global markets. The use of the strategy is subject to Board approval. Shareholders will be notified prior to the use of the strategy.

The underlying portfolios use a broad array of investment styles. These portfolios can buy many types of securities, among them common stocks of companies of any size, corporate bonds of varying credit quality, US government and agency bonds, mortgage- and asset-backed securities, money market instruments and others. These securities are mainly from US issuers but may be, to a more limited extent, from foreign issuers.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments. The portfolio's allocations among the underlying portfolios will change over time, causing corresponding changes in the portfolio's risk profile.

Asset Allocation Risk. Although asset allocation among different asset classes generally limits risk and exposure to any one class, the risk remains that the investment advisor may favor an asset class that performs poorly relative to the other asset classes. For example, deteriorating stock market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market. Under these circumstances, if the portfolio was invested primarily in underlying portfolios that emphasize stocks, it would perform poorly relative to a portfolio invested primarily in bonds.

Reallocation Risk. From time to time, one or more underlying portfolios may experience relatively large investments or redemptions due to reallocations or rebalancings of the portfolios by the managers. These transactions will affect the underlying portfolios, since underlying portfolios that experience redemptions as a result of reallocations or rebalancings may have to sell securities and underlying portfolios that receive additional cash will have to invest such cash. In addition, a large redemption by a portfolio in a specific underlying portfolio could also hurt the performance of another portfolio currently invested in the same underlying portfolio. While it is impossible to predict the overall impact of these transactions over time, there could also be adverse effects on a portfolio's performance to the extent that the underlying portfolios may be required to sell securities or invest cash at times when they would otherwise not do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs for the underlying portfolios. The managers are committed to minimizing such impact on the underlying portfolios to the extent consistent with pursuing the investment objective of a portfolio. The managers will at all times monitor the impact on the underlying portfolios of transactions by a portfolio.

Focused Investment Risk. Overall risk can be reduced by industry or geographic diversification, and increased by focusing investments in a limited number of geographic regions or in industries with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services). An underlying portfolio that focuses its investments in the securities of issuers in industries with high positive correlations to one another may be particularly vulnerable to events affecting companies in those industries because the companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political, or other developments. Similarly, underlying portfolios that invest significant portions of their assets in a narrowly defined geographic region or in a particular foreign country may be particularly vulnerable to events affecting companies located in that region or country because the companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Credit Risk. An underlying portfolio purchasing bonds faces the risk that the issuer or guarantor of a debt security or the other party to an over-the-counter transaction will be unable or unwilling to make timely payments of interest or principal, or otherwise to honor its obligations. The degree of this risk for a particular security may be reflected in its credit rating. This risk is greater with junk and foreign bonds because of the difficulties of requiring foreign entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of foreign governments and other foreign issuers are already in default. In addition, because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds are generally more vulnerable to bad economic news or even the expectation of bad news, than those of investment-grade bonds. In some cases, bonds, particularly junk bonds, may decline in credit quality or go into default.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of an underlying portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by an underlying portfolio may prepay principal earlier than scheduled, forcing the underlying portfolio to reinvest in lower yielding securities. Prepayment may reduce the underlying portfolio's income. As interest rates increase, fewer issuers tend to prepay, which may extend the average life of fixed income securities and have the effect of locking in a below-market interest rate, increasing the underlying portfolio's effective duration and reducing the value of the security. Because an underlying portfolio may invest in mortgage-related securities, the portfolio is more vulnerable to both of these risks.

Stock Market Risk. An important factor for the underlying portfolios is how stock markets perform. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments an underlying portfolio makes and the underlying portfolio may not be able to get attractive prices for them.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value an underlying portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. An underlying portfolio may invest in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Market Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency for which it is acting as a substitute; derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio or an underlying portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio or an underlying portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses that it could have if it or an underlying portfolio had not entered into these transactions. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by an underlying portfolio that occurs during the term of the loan would be borne by the underlying portfolio and would adversely affect that underlying portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the underlying portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio or an underlying portfolio has valued its securities too highly, you may end up paying too much for shares when you buy into the portfolio. If the portfolio or an underlying portfolio underestimates their price, you may not receive the full market value for your shares when you sell.

Other factors that could affect performance are:

o the managers of the portfolio or the underlying portfolios could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes or other matters; and

o the underlying portfolios may trade securities more actively than comparable portfolios. Upon the use of the derivatives strategy, the portfolio may also trade derivative instruments more actively than comparable portfolios. Any of these cases could raise transactions costs and thereby lower returns.

This portfolio is designed for investors who are interested in a relatively conservative balanced asset allocation investment.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The table shows how average annual returns for the portfolio's Class B shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices vary over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                                                                        4.38

--------------------------------------------------------------------------------
                                                                        2005
--------------------------------------------------------------------------------

For the period included in the bar chart:

Best Quarter: 2.28%, Q2 2005                    Worst Quarter: -1.08%, Q1 2005

2006 Total Return as of March 31:  2.48%

Average Annual Total Returns (%) as of 12/31/2005

                              1 Year                         Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class B           4.38                                 8.09
--------------------------------------------------------------------------------
Index 1                        2.43                                 2.75
--------------------------------------------------------------------------------
Index 2                        6.27                                13.33
--------------------------------------------------------------------------------

Index 1: The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, corporate bond issues and mortgage securities.

Index 2: The Russell 1000 Index is an unmanaged capitalization-weighted price-only index composed of the largest-capitalized US companies whose common stocks are traded in the United States.

*    Since 8/16/04. Index comparisons begin 8/31/04.

Total returns would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The portfolio's shareholders directly bear the fees and expenses of the portfolio, subject to the contractual obligations of the advisor, underwriter and accounting agent to waive fees or reimburse expenses to maintain the portfolio's operating expenses at a specified level. The portfolio will indirectly bear its proportionate share of fees and expenses incurred by the underlying portfolios in which the portfolio is invested (see "Range of Average Weighted Net Expense Ratios" in the table below). The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                    0.15%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                  0.25
--------------------------------------------------------------------------------
Other Expenses                                                    0.54
--------------------------------------------------------------------------------
Total Annual Operating Expenses(1)                                0.94
--------------------------------------------------------------------------------
Range of Average Weighted Net Expense Ratios for              0.65% to 0.84%
underlying portfolios(2)
--------------------------------------------------------------------------------
Estimated Total Annual Direct and Indirect Operating              1.60%
Expenses(3)
--------------------------------------------------------------------------------

(1) Through November 30, 2006, the advisor, underwriter and accounting agent have each contractually agreed to waive their respective fees to the extent necessary to maintain the portfolio's direct operating expenses at 0.75% of average daily net assets, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(2) Certain ratios reduced for contractual expense limitations and/or reimbursements where applicable, based on the most recent prospectuses.

(3) The Estimated Total Annual Direct and Indirect Operating Expenses shown in the table is the sum of the portfolio's Total Annual Operating Expenses and the underlying portfolios' estimated Indirect Expenses.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions, and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example               1 Year           3 Years      5 Years             10 Years
--------------------------------------------------------------------------------
Class B shares         $163             $505          $871               $1,900
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:


Inna Okounkova                                               Robert Wang
Director of Deutsche Asset Management and Portfolio          Managing Director of Deutsche Asset Management and
Manager of the portfolio.                                    Portfolio Manager of the` portfolio.
  o   Global Asset Allocation portfolio manager: New York.     o   Global Asset Allocation senior portfolio manager:
  o   Joined Deutsche Asset Management in 1999 as a                New York.
      quantitative analyst, becoming an associate portfolio    o   Joined Deutsche Asset Management in 1995 as a senior
      manager in 2001.                                             fixed income portfolio manager after 13 years of
  o   BS, MS, Moscow State University; MBA, University of          experience at J.P. Morgan & Co. trading fixed income,
      Chicago.                                                     derivatives and foreign exchange products.
  o   Joined the portfolio in 2004.                            o   BS, The Wharton School, University of Pennsylvania.
                                                               o   Joined the portfolio in 2004.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


DWS Conservative Allocation VIP

Years Ended December 31,                                         2005     2004^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.66   $10.00
--------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)^b                                  .19    (.03)
--------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investment           .28      .69
   transactions
--------------------------------------------------------------------------------
   Total from investment operations                                .47      .66
--------------------------------------------------------------------------------
Less distributions from:
   Net realized gains on investment transactions                 (.03)        --
--------------------------------------------------------------------------------
Net asset value, end of period                                 $11.10   $10.66
--------------------------------------------------------------------------------
Total Return (%)^c,^d                                               4.38   6.60*
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                              46       14
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)^e                   .94    2.96*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)^e                    .75     .75*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                                1.73   (.67)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                         27      18*
--------------------------------------------------------------------------------

^a For the period from August 16, 2004 (commencement of operations) to December 31, 2004.

^b   Based on average shares outstanding during the period.

^c   Total return would have been lower had certain expenses not been reduced.

^d Total return would have been lower if the Advisor had not maintained some Underlying Portfolios' expenses.

^e The Portfolio invests in other DWS Portfolios and indirectly bears its proportionate share of fees and expenses incurred by the Underlying DWS Portfolios in which the Portfolio is invested.

*    Annualized

**   Not annualized

DWS Growth Allocation VIP

(formerly Scudder Growth Strategy Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital. It does this by investing in a portfolio of other DWS portfolios ("underlying portfolios") that invest across a range of asset classes, utilizing a wide variety of securities and investment styles. The portfolio will always invest in the share class of an underlying portfolio with the lowest fees and expenses.

For DWS Growth Allocation VIP, the portfolio's target allocation is as follows:

o 25% in underlying portfolios which invest primarily in fixed-income securities of all credit qualities and maturities ("fixed-income portfolios").

o 75% in underlying portfolios which invest primarily in equity securities of all capitalization levels ("equity portfolios").

The portfolio managers have the flexibility to adjust this allocation within the following ranges:

o  20-40% in fixed-income portfolios.

o  60-80% in equity portfolios.

While the actual allocation may vary, the portfolio managers expect that over the long term it will average out to be similar to the target allocation.

The portfolio managers regularly review the actual allocation and may adjust it in seeking to take advantage of current or expected market conditions or to manage risk. In making their allocation decisions, the managers use a proprietary mix of qualitative and quantitative inputs to arrive at a view for the securities markets and segments of those markets. Based on the desired exposure to particular investments and a thorough risk analysis, the managers then decide which portfolios to use as underlying portfolios and in which proportions.

It is expected that, in the future, the managers may invest in instruments, commonly called "derivatives," including, but not limited to, futures and forward currency exchange contracts, to attempt to manage risk and enhance returns. Derivatives may be used to hedge the portfolio against price fluctuations and otherwise reduce risk. Derivatives may also be used to increase the portfolio's exposure to certain markets in an attempt to enhance returns. These strategies may be used separately or in combination. The managers may also use these derivatives strategies to help maintain cash reserves or otherwise liquid assets to meet shareholder redemptions, or for other needs, while maintaining exposure to the markets. The managers will determine which derivative instruments to purchase by using a quantitative strategy that incorporates data from various international markets. The strategy seeks to shift the emphasis on the portfolio's holdings in response to short- and medium-term changes in global markets. The use of the strategy is subject to Board approval. Shareholders will be notified prior to the use of the strategy.

The underlying portfolios use a broad array of investment styles. These portfolios can buy many types of securities, among them common stocks of companies of any size, corporate bonds of varying credit quality, US government and agency bonds, mortgage- and asset-backed securities, money market instruments and others. These securities are mainly from US issuers but may be, to a more limited extent, from foreign issuers.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments. The portfolio's allocations among the underlying portfolios will change over time, causing corresponding changes in the portfolio's risk profile.

Asset Allocation Risk. Although asset allocation among different asset classes generally limits risk and exposure to any one class, the risk remains that the investment advisor may favor an asset class that performs poorly relative to the other asset classes. For example, deteriorating stock market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market. Under these circumstances, if the portfolio was invested primarily in underlying portfolios that emphasize stocks, it would perform poorly relative to a portfolio invested primarily in bonds.

Reallocation Risk. From time to time, one or more underlying portfolios may experience relatively large investments or redemptions due to reallocations or rebalancings of the portfolios by the managers. These transactions will affect the underlying portfolios, since underlying portfolios that experience redemptions as a result of reallocations or rebalancings may have to sell securities and underlying portfolios that receive additional cash will have to invest such cash. In addition, a large redemption by a portfolio in a specific underlying portfolio could also hurt the performance of another portfolio currently invested in the same underlying portfolio. While it is impossible to predict the overall impact of these transactions over time, there could also be adverse effects on a portfolio's performance to the extent that the underlying portfolios may be required to sell securities or invest cash at times when they would otherwise not do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs for the underlying portfolios. The managers are committed to minimizing such impact on the underlying portfolios to the extent consistent with pursuing the investment objective of a portfolio. The managers will at all times monitor the impact on the underlying portfolios of transactions by a portfolio.

Focused Investment Risk. Overall risk can be reduced by industry or geographic diversification, and increased by focusing investments in a limited number of geographic regions or in industries with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services). An underlying portfolio that focuses its investments in the securities of issuers in industries with high positive correlations to one another may be particularly vulnerable to events affecting companies in those industries because the companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political, or other developments. Similarly, underlying portfolios that invest significant portions of their assets in a narrowly defined geographic region or in a particular foreign country may be particularly vulnerable to events affecting companies located in that region or country because the companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Stock Market Risk. An important factor for the underlying portfolios is how stock markets perform. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments an underlying portfolio makes and the underlying portfolio may not be able to get attractive prices for them.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value an underlying portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. An underlying portfolio may invest in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of an underlying portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by an underlying portfolio may prepay principal earlier than scheduled, forcing the underlying portfolio to reinvest in lower yielding securities. Prepayment may reduce the underlying portfolio's income. As interest rates increase, fewer issuers tend to prepay, which may extend the average life of fixed income securities and have the effect of locking in a below-market interest rate, increasing the underlying portfolio's effective duration and reducing the value of the security. Because an underlying portfolio may invest in mortgage-related securities, the portfolio is more vulnerable to both of these risks.

Credit Risk. An underlying portfolio purchasing bonds faces the risk that the issuer or guarantor of a debt security or the other party to an over-the-counter transaction will be unable or unwilling to make timely payments of interest or principal, or otherwise to honor its obligations. The degree of this risk for a particular security may be reflected in its credit rating. This risk is greater with junk and foreign bonds because of the difficulties of requiring foreign entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of foreign governments and other foreign issuers are already in default. In addition, because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds are generally more vulnerable to bad economic news or even the expectation of bad news, than those of investment-grade bonds. In some cases, bonds, particularly junk bonds, may decline in credit quality or go into default.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency for which it is acting as a substitute; derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio or an underlying portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio or an underlying portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses that it could have if it or an underlying portfolio had not entered into these transactions. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by an underlying portfolio that occurs during the term of the loan would be borne by the underlying portfolio and would adversely affect that underlying portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the underlying portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio or an underlying portfolio has valued its securities too highly, you may end up paying too much for shares when you buy into the portfolio. If the portfolio or an underlying portfolio underestimates their price, you may not receive the full market value for your shares when you sell.

Other factors that could affect performance are:

o the managers of the portfolio or the underlying portfolios could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes or other matters; and

o the underlying portfolios may trade securities more actively than comparable portfolios. Upon the use of the derivatives strategy, the portfolio may also trade derivative instruments more actively than comparable portfolios. Any of these cases could raise transactions costs and thereby lower returns.

This portfolio is designed for investors who are interested in a growth-focused asset allocation investment.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The table shows how average annual returns for the portfolio's Class B shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices vary over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                                                                         6.02

--------------------------------------------------------------------------------
                                                                         2005
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 3.71%, Q3 2005                    Worst Quarter: -1.52%, Q1 2005

2006 Total Return as of March 31: 4.22%

Average Annual Total Returns (%) as of 12/31/2005

                            1 Year                Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class B         6.02                       12.08
--------------------------------------------------------------------------------
Index 1                      6.27                       13.33
--------------------------------------------------------------------------------
Index 2                      2.43                        2.75
--------------------------------------------------------------------------------

Index 1: The Russell 1000 Index is an unmanaged capitalization-weighted price-only index composed of the largest-capitalized US companies whose common stocks are traded in the United States.

Index 2: The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, corporate bond issues and mortgage securities.

*    Since 8/16/04. Index comparisons begin 8/31/04.

Total returns would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The portfolio's shareholders directly bear the fees and expenses of the portfolio, subject to the contractual obligations of the advisor, underwriter and accounting agent to waive fees or reimburse expenses to maintain the portfolio's operating expenses at a specified level. The portfolio will indirectly bear its proportionate share of fees and expenses incurred by the underlying portfolios in which the portfolio is invested (see "Range of Average Weighted Net Expense Ratios" in the table below). The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                       Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------

Management Fee                                                   0.15%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                 0.25
--------------------------------------------------------------------------------
Other Expenses                                                   0.25
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                  0.65
--------------------------------------------------------------------------------
Range of Average Weighted Net Expense Ratios for             0.72% to 0.98%
underlying portfolios(1)
--------------------------------------------------------------------------------
Estimated Total Annual Direct and Indirect Operating             1.34
Expenses(2)
--------------------------------------------------------------------------------

(1) Certain ratios reduced for contractual expense limitations and/or reimbursements where applicable, based on the most recent prospectuses.

(2) The Estimated Total Annual Direct and Indirect Operating Expenses shown in the table is the sum of the portfolio's Total Annual Operating Expenses and the underlying portfolios' estimated Indirect Expenses.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions, and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example           1 Year        3 Years         5 Years            10 Years
--------------------------------------------------------------------------------
Class B shares    $136            $425          $734                $1,613
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:


Inna Okounkova                                                 Robert Wang
Director of Deutsche Asset Management and Portfolio            Managing Director of Deutsche Asset Management and
Manager of the portfolio.                                      Portfolio Manager of the portfolio.
  o   Global Asset Allocation portfolio manager: New York.       o   Global Asset Allocation senior portfolio manager:
  o   Joined Deutsche Asset Management in 1999 as a                  New York.
      quantitative analyst, becoming an associate portfolio      o   Joined Deutsche Asset Management in 1995 as a senior
      manager in 2001.                                               fixed income portfolio manager after 13 years of
  o   BS, MS, Moscow State University; MBA, University of            experience at J.P. Morgan & Co. trading fixed
      Chicago.                                                       income, derivatives and foreign exchange products.
  o   Joined the portfolio in 2004.                              o   BS, The Wharton School, University of Pennsylvania.
                                                                 o   Joined the portfolio in 2004.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Growth Allocation VIP

Years Ended December 31,                                         2005     2004^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                           $11.03   $10.00
--------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)^b                                  .11   (.03)
--------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investment           .55    1.06
   transactions
--------------------------------------------------------------------------------
   Total from investment operations                                .66    1.03
--------------------------------------------------------------------------------
Less distributions from:
   Net realized gain on investment transactions                  (.02)       --
--------------------------------------------------------------------------------
Net asset value, end of period                                 $11.67   $11.03
--------------------------------------------------------------------------------
Total Return (%)^c,^d                                              6.02  10.30**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                             197      47
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)^e                   .65   1.38*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)^e                    .60   0.75*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                                1.01  (0.69)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                         20     15*
--------------------------------------------------------------------------------

^a For the period from August 16, 2004 (commencement of operations) to December 31, 2004.

^b   Based on average shares outstanding during the period.

^c   Total return would have been lower had certain expenses not been reduced.

^d Total return would have been lower if the Advisor had not maintained some Underlying Portfolios' expenses.

^e The Portfolio invests in other DWS Portfolios and indirectly bears its proportionate share of fees and expenses incurred by the Underlying DWS Portfolios in which the Portfolio is invested.

*    Annualized

**   Not annualized

DWS Income Allocation VIP

(formerly Scudder Conservative Income Strategy Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks current income and, as a secondary objective, long-term growth of capital. It does this by investing in other DWS portfolios ("underlying portfolios") that invest across a range of asset classes, utilizing a wide variety of securities and investment styles. The portfolio will always invest in the share class of an underlying portfolio with the lowest fees and expenses.

For DWS Income Allocation VIP, the portfolio's target allocation is as follows:

o 75% in underlying portfolios which invest primarily in fixed-income securities of all credit qualities and maturities ("fixed-income portfolios").

o 25% in underlying portfolios which invest primarily in equity securities of all capitalization levels ("equity portfolios").

The portfolio managers have the flexibility to adjust this allocation within the following ranges:

o  60-90% in fixed-income portfolios.

o  10-40% in equity portfolios.

While the actual allocation may vary, the portfolio managers expect that over the long term it will average out to be similar to the target allocation.

The portfolio managers regularly review the actual allocation and may adjust it in seeking to take advantage of current or expected market conditions or to manage risk. In making their allocation decisions, the managers use a proprietary mix of qualitative and quantitative inputs to arrive at a view for the securities markets and segments of those markets. Based on the desired exposure to particular investments and a thorough risk analysis, the managers then decide which portfolios to use as underlying portfolios and in which proportions.

It is expected that, in the future, the managers may invest in instruments, commonly called "derivatives," including, but not limited to, futures and forward currency exchange contracts, to attempt to manage risk and enhance returns. Derivatives may be used to hedge the portfolio against price fluctuations and otherwise reduce risk. Derivatives may also be used to increase the portfolio's exposure to certain markets in an attempt to enhance returns. These strategies may be used separately or in combination. The managers may also use these derivatives strategies to help maintain cash reserves or otherwise liquid assets to meet shareholder redemptions, or for other needs, while maintaining exposure to the markets. The managers will determine which derivative instruments to purchase by using a quantitative strategy that incorporates data from various international markets. The strategy seeks to shift the emphasis on the portfolio's holdings in response to short- and medium-term changes in global markets. The use of the strategy is subject to Board approval. Shareholders will be notified prior to the use of the strategy.

The underlying portfolios use a broad array of investment styles. These portfolios can buy many types of securities, among them common stocks of companies of any size, corporate bonds of varying credit quality, US government and agency bonds, mortgage- and asset-backed securities, money market instruments and others. These securities are mainly from US issuers but may be, to a more limited extent, from foreign issuers.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments. The portfolio's allocations among the underlying portfolios will change over time, causing corresponding changes in the portfolio's risk profile.

Asset Allocation Risk. Although asset allocation among different asset classes generally limits risk and exposure to any one class, the risk remains that the investment advisor may favor an asset class that performs poorly relative to the other asset classes. For example, deteriorating stock market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market. Under these circumstances, if the portfolio was invested primarily in underlying portfolios that emphasize stocks, it would perform poorly relative to a portfolio invested primarily in bonds.

Reallocation Risk. From time to time, one or more underlying portfolios may experience relatively large investments or redemptions due to reallocations or rebalancings of the portfolios by the managers. These transactions will affect the underlying portfolios, since underlying portfolios that experience redemptions as a result of reallocations or rebalancings may have to sell securities and underlying portfolios that receive additional cash will have to invest such cash. In addition, a large redemption by a portfolio in a specific underlying portfolio could also hurt the performance of another portfolio currently invested in the same underlying portfolio. While it is impossible to predict the overall impact of these transactions over time, there could also be adverse effects on a portfolio's performance to the extent that the underlying portfolios may be required to sell securities or invest cash at times when they would otherwise not do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs for the underlying portfolios. The managers are committed to minimizing such impact on the underlying portfolios to the extent consistent with pursuing the investment objective of a portfolio. The managers will at all times monitor the impact on the underlying portfolios of transactions by a portfolio.

Focused Investment Risk. Overall risk can be reduced by industry or geographic diversification, and increased by focusing investments in a limited number of geographic regions or in industries with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services). An underlying portfolio that focuses its investments in the securities of issuers in industries with high positive correlations to one another may be particularly vulnerable to events affecting companies in those industries because the companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political, or other developments. Similarly, underlying portfolios that invest significant portions of their assets in a narrowly defined geographic region or in a particular foreign country may be particularly vulnerable to events affecting companies located in that region or country because the companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Credit Risk. An underlying portfolio purchasing bonds faces the risk that the issuer or guarantor of a debt security or the other party to an over-the-counter transaction will be unable or unwilling to make timely payments of interest or principal, or otherwise to honor its obligations. The degree of this risk for a particular security may be reflected in its credit rating. This risk is greater with junk and foreign bonds because of the difficulties of requiring foreign entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of foreign governments and other foreign issuers are already in default. In addition, because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds are generally more vulnerable to bad economic news or even the expectation of bad news, than those of investment-grade bonds. In some cases, bonds, particularly junk bonds, may decline in credit quality or go into default.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of an underlying portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by an underlying portfolio may prepay principal earlier than scheduled, forcing the underlying portfolio to reinvest in lower yielding securities. Prepayment may reduce the underlying portfolio's income. As interest rates increase, fewer issuers tend to prepay, which may extend the average life of fixed income securities and have the effect of locking in a below-market interest rate, increasing the underlying portfolio's effective duration and reducing the value of the security. Because an underlying portfolio may invest in mortgage-related securities, the portfolio is more vulnerable to both of these risks.

Stock Market Risk. An important factor for the underlying portfolios is how stock markets perform. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments an underlying portfolio makes and the underlying portfolio may not be able to get attractive prices for them.

Derivatives Risk. Risks associated with derivatives include: the risk that a derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio or an underlying portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio or an underlying portfolio to the effects of leverage, which could increase the portfolio's or an underlying portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio or an underlying portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by an underlying portfolio that occurs during the term of the loan would be borne by the underlying portfolio and would adversely affect that underlying portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the underlying portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio or an underlying portfolio has valued its securities too highly, you may end up paying too much for shares when you buy into the portfolio. If the portfolio or an underlying portfolio underestimates their price, you may not receive the full market value for your shares when you sell.

Other factors that could affect performance include:

o the managers of the portfolio or the underlying portfolios could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes or other matters;

o to the extent an underlying portfolio invests in foreign securities, it faces the risks inherent in foreign investing including adverse political, economic or social developments which could hurt portfolio performance; and

o the underlying portfolios may trade securities more actively than comparable portfolios. Upon the use of the derivatives strategy, the portfolio may also trade derivative instruments more actively than comparable portfolios. Any of these cases could raise transactions costs and thereby lower returns.

The portfolio is designed for investors who are interested in a relatively conservative asset allocation investment.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The table shows how average annual returns for the portfolio's Class B shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices vary over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                                                                  3.53

--------------------------------------------------------------------------------
                                                                  2005
--------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 2.31%, Q2 2005                    Worst Quarter: -0.67%, Q1 2005

2006 Total Return as of March 31:  1.19%

Average Annual Total Returns (%) as of 12/31/2005

                              1 Year                            Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class B           3.53                                  6.20
--------------------------------------------------------------------------------
Index 1                        2.43                                  2.75
--------------------------------------------------------------------------------
Index 2                        6.27                                  13.33
--------------------------------------------------------------------------------

Index 1: The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, corporate bond issues and mortgage securities.

Index 2: The Russell 1000 Index is an unmanaged capitalization-weighted price-only index composed of the largest-capitalized US companies whose common stocks are traded in the United States.

*    Since 8/16/04. Index comparisons begin 8/31/04.

Total returns would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The portfolio's shareholders directly bear the fees and expenses of the portfolio, subject to the contractual obligations of the advisor, underwriter and accounting agent to waive fees or reimburse expenses to maintain the portfolio's operating expenses at a specified level. The portfolio will indirectly bear its proportionate share of fees and expenses incurred by the underlying portfolios in which the portfolio is invested (see "Range of Average Weighted Net Expense Ratios" in the table below). The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                        Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                   0.15%
----------------------------------------------------- --------------------------
Distribution/Service (12b-1) Fee                                 0.25
--------------------------------------------------------------------------------
Other Expenses                                                   1.13
--------------------------------------------------------------------------------
Total Annual Operating Expenses(1)                               1.53
--------------------------------------------------------------------------------
Range of Average Weighted Net Expense Ratios for             0.63% to 0.79%
underlying portfolios(2)
--------------------------------------------------------------------------------
Estimated Total Annual Direct and Indirect Operating             2.10
Expenses(3)
--------------------------------------------------------------------------------

(1) Through November 30, 2006, the advisor, underwriter and accounting agent have each contractually agreed to waive their respective fees to the extent necessary to maintain the portfolio's direct operating expenses at 0.75% of average daily net assets, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(2) Certain ratios reduced for contractual expense limitations and/or reimbursements where applicable, based on the most recent prospectuses.

(3) The Estimated Total Annual Direct and Indirect Operating Expenses shown in the table is the sum of the portfolio's Total Annual Operating Expenses and the underlying portfolios' estimated Indirect Expenses.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions, and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example               1 Year        3 Years        5 Years              10 Years
--------------------------------------------------------------------------------
Class B shares         $213          $658           $1,129               $2,431
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:


Inna Okounkova                                                 Robert Wang
Director of Deutsche Asset Management and Portfolio Manager    Managing Director of Deutsche Asset Management and
of the portfolio.                                              Portfolio Manager of the portfolio.
  o   Global Asset Allocation portfolio manager: New York.       o   Global Asset Allocation senior portfolio manager:
  o   Joined Deutsche Asset Management in 1999 as a                  New York.
      quantitative analyst, becoming an associate portfolio      o   Joined Deutsche Asset Management in 1995 as a senior
      manager in 2001.                                               fixed income portfolio manager after 13 years of
  o   BS, MS, Moscow State University; MBA, University of            experience at J.P. Morgan & Co. trading fixed
      Chicago.                                                       income, derivatives and foreign exchange products.
  o   Joined the portfolio in 2004.                              o   BS, The Wharton School, University of Pennsylvania.
                                                                 o   Joined the portfolio in 2004.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Income Allocation VIP

To Be Updated.

Years Ended December 31,                                         2005     2004^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.49   $10.00
--------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)^b                                  .21    (.02)
--------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investment           .16      .51
   transactions
--------------------------------------------------------------------------------
   Total from investment operations                                .37      .49
--------------------------------------------------------------------------------
Less distributions from:
   Net realized gains on investment transactions                 (.01)        --
--------------------------------------------------------------------------------
Net asset value, end of period                                 $10.85   $10.49
--------------------------------------------------------------------------------
Total Return (%)^c,^d                                              3.53   4.90**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                              12        2
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)^e                  1.53   21.20*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)^e                    .75     .75*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                                2.03   (.63)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                         46      37*
--------------------------------------------------------------------------------

^a For the period from August 16, 2004 (commencement of operations) to December 31, 2004.

^b   Based on average shares outstanding during the period.

^c   Total return would have been lower had certain expenses not been reduced.

^d Total return would have lower if the Advisor had not maintained some Underlying Portfolios' expenses.

^e The Portfolio invests in other DWS Portfolios and indirectly bears its proportionate share of fees and expenses incurred by the Underlying DWS Portfolios in which the Portfolio is invested.

*    Annualized

**   Not annualized

DWS Moderate Allocation VIP

(formerly Scudder Growth & Income Strategy Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks a balance of long-term growth of capital and current income with an emphasis on growth of capital. It does this by investing in a portfolio of other DWS portfolios ("underlying portfolios") that invest across a range of asset classes, utilizing a wide variety of securities and investment styles. The portfolio will always invest in the share class of an underlying portfolio with the lowest fees and expenses.

For DWS Moderate Allocation VIP, the portfolio's target allocation is as follows:

o 40% in underlying portfolios which invest primarily in fixed-income securities of all credit qualities and maturities ("fixed-income portfolios").

o 60% in underlying portfolios which invest primarily in equity securities of all capitalization levels ("equity portfolios").

The portfolio managers have the flexibility to adjust this allocation within the following ranges:

o  25-55% in fixed-income portfolios.

o  45-75% in equity portfolios.

While the actual allocation may vary, the portfolio managers expect that over the long term it will average out to be similar to the target allocation.

The portfolio managers regularly review the actual allocation and may adjust it in seeking to take advantage of current or expected market conditions or to manage risk. In making their allocation decisions, the managers use a proprietary mix of qualitative and quantitative inputs to arrive at a view for the securities markets and segments of those markets. Based on the desired exposure to particular investments and a thorough risk analysis, the managers then decide which portfolios to use as underlying portfolios and in which proportions.

It is expected that, in the future, the managers may invest in instruments, commonly called "derivatives," including, but not limited to, futures and forward currency exchange contracts, to attempt to manage risk and enhance returns. Derivatives may be used to hedge the portfolio against price fluctuations and otherwise reduce risk. Derivatives may also be used to increase the portfolio's exposure to certain markets in an attempt to enhance returns. These strategies may be used separately or in combination. The managers may also use these derivatives strategies to help maintain cash reserves or otherwise liquid assets to meet shareholder redemptions, or for other needs, while maintaining exposure to the markets. The managers will determine which derivative instruments to purchase by using a quantitative strategy that incorporates data from various international markets. The strategy seeks to shift the emphasis on the portfolio's holdings in response to short- and medium-term changes in global markets. The use of the strategy is subject to Board approval. Shareholders will be notified prior to the use of the strategy.

The underlying portfolios use a broad array of investment styles. These portfolios can buy many types of securities, among them common stocks of companies of any size, corporate bonds of varying credit quality, US government and agency bonds, mortgage- and asset-backed securities, money market instruments and others. These securities are mainly from US issuers but may be, to a more limited extent, from foreign issuers.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments. The portfolio's allocations among the underlying portfolios will change over time, causing corresponding changes in the portfolio's risk profile.

Asset Allocation Risk. Although asset allocation among different asset classes generally limits risk and exposure to any one class, the risk remains that the investment advisor may favor an asset class that performs poorly relative to the other asset classes. For example, deteriorating stock market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market. Under these circumstances, if the portfolio was invested primarily in underlying portfolios that emphasize stocks, it would perform poorly relative to a portfolio invested primarily in bonds.

Reallocation Risk. From time to time, one or more underlying portfolios may experience relatively large investments or redemptions due to reallocations or rebalancings of the portfolios by the managers. These transactions will affect the underlying portfolios, since underlying portfolios that experience redemptions as a result of reallocations or rebalancings may have to sell securities and underlying portfolios that receive additional cash will have to invest such cash. In addition, a large redemption by a portfolio in a specific underlying portfolio could also hurt the performance of another portfolio currently invested in the same underlying portfolio. While it is impossible to predict the overall impact of these transactions over time, there could also be adverse effects on a portfolio's performance to the extent that the underlying portfolios may be required to sell securities or invest cash at times when they would otherwise not do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs for the underlying portfolios. The managers are committed to minimizing such impact on the underlying portfolios to the extent consistent with pursuing the investment objective of a portfolio. The managers will at all times monitor the impact on the underlying portfolios of transactions by a portfolio.

Focused Investment Risk. Overall risk can be reduced by industry or geographic diversification, and increased by focusing investments in a limited number of geographic regions or in industries with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services). An underlying portfolio that focuses its investments in the securities of issuers in industries with high positive correlations to one another may be particularly vulnerable to events affecting companies in those industries because the companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political, or other developments. Similarly, underlying portfolios that invest significant portions of their assets in a narrowly defined geographic region or in a particular foreign country may be particularly vulnerable to events affecting companies located in that region or country because the companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Stock Market Risk. An important factor for the underlying portfolios is how stock markets perform. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments an underlying portfolio makes and the underlying portfolio may not be able to get attractive prices for them.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value an underlying portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. An underlying portfolio may invest in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of an underlying portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by an underlying portfolio may prepay principal earlier than scheduled, forcing the underlying portfolio to reinvest in lower yielding securities. Prepayment may reduce the underlying portfolio's income. As interest rates increase, fewer issuers tend to prepay, which may extend the average life of fixed income securities and have the effect of locking in a below-market interest rate, increasing the underlying portfolio's effective duration and reducing the value of the security. Because an underlying portfolio may invest in mortgage-related securities, the portfolio is more vulnerable to both of these risks.

Credit Risk. An underlying portfolio purchasing bonds faces the risk that the issuer or guarantor of a debt security or the other party to an over-the-counter transaction will be unable or unwilling to make timely payments of interest or principal, or otherwise to honor its obligations. The degree of this risk for a particular security may be reflected in its credit rating. This risk is greater with junk and foreign bonds because of the difficulties of requiring foreign entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of foreign governments and other foreign issuers are already in default. In addition, because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds are generally more vulnerable to bad economic news or even the expectation of bad news, than those of investment-grade bonds. In some cases, bonds, particularly junk bonds, may decline in credit quality or go into default.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency for which it is acting as a substitute; derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio or an underlying portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio or an underlying portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses that it could have if it or an underlying portfolio had not entered into these transactions. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by an underlying portfolio that occurs during the term of the loan would be borne by the underlying portfolio and would adversely affect that underlying portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the underlying portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio or an underlying portfolio has valued its securities too highly, you may end up paying too much for shares when you buy into the portfolio. If the portfolio or an underlying portfolio underestimates their price, you may not receive the full market value for your shares when you sell.

Other factors that could affect performance are:

o the managers of the portfolio or the underlying portfolios could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes or other matters; and

o the underlying portfolios may trade securities more actively than comparable portfolios. Upon the use of the derivatives strategy, the portfolio may also trade derivative instruments more actively than comparable portfolios. Any of these cases could raise transactions costs and thereby lower returns.

This portfolio is designed for investors who are interested in a growth-oriented, balanced asset allocation investment.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The table shows how average annual returns for the portfolio's Class B shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices vary over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                                                                            5.06

--------------------------------------------------------------------------------
                                                                            2005
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 2.75%, Q3 2005                    Worst Quarter: -1.32%, Q1 2005

2006 Total Return as of March 31:  3.34%

Average Annual Total Returns (%) as of 12/31/2005

                                       1 Year               Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class B                    5.06                       9.94
--------------------------------------------------------------------------------
Index 1                                 6.27                      13.33
--------------------------------------------------------------------------------
Index 2                                 2.43                       2.75
--------------------------------------------------------------------------------

Index 1: The Russell 1000 Index is an unmanaged capitalization-weighted price-only index composed of the largest-capitalized US companies whose common stocks are traded in the United States.

Index 2: The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, corporate bond issues and mortgage securities.

*    Since 8/16/04. Index comparisons begin 8/31/04.

Total returns would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The portfolio's shareholders directly bear the fees and expenses of the portfolio, subject to the contractual obligations of the advisor, underwriter and accounting agent to waive fees or reimburse expenses to maintain the portfolio's operating expenses at a specified level. The portfolio will indirectly bear its proportionate share of fees and expenses incurred by the underlying portfolios in which the portfolio is invested (see "Range of Average Weighted Net Expense Ratios" in the table below). The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                       Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                    0.15%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                  0.25
--------------------------------------------------------------------------------
Other Expenses                                                    0.26
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                   0.66
--------------------------------------------------------------------------------
Range of Average Weighted Net Expense Ratios for             0.69% to 0.91%
underlying portfolios(1)
--------------------------------------------------------------------------------
Estimated Total Annual Direct and Indirect Operating              1.31
Expenses(2)
--------------------------------------------------------------------------------

(1) Certain ratios reduced for contractual expense limitations and/or reimbursements where applicable, based on the most recent prospectuses.

(2) The Estimated Total Annual Direct and Indirect Operating Expenses shown in the table is the sum of the portfolio's Total Annual Operating Expenses and the underlying portfolios' estimated Indirect Expenses.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions, and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                 1 Year      3 Years          5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares           $133         $415             $718          $1,579
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:



Inna Okounkova                                                 Robert Wang
Director of Deutsche Asset Management and Portfolio Manager    Managing Director of Deutsche Asset Management and
of the portfolio.                                              Portfolio Manager of the portfolio.
  o   Global Asset Allocation portfolio manager: New York.       o   Global Asset Allocation senior portfolio manager:
  o   Joined Deutsche Asset Management in 1999 as a                  New York.
      quantitative analyst, becoming an associate portfolio      o   Joined Deutsche Asset Management in 1995 as a senior
      manager in 2001.                                               fixed income portfolio manager after 13 years of
  o   BS, MS, Moscow State University; MBA, University of            experience at J.P. Morgan & Co. trading fixed
      Chicago.                                                       income, derivatives and foreign exchange products.
  o   Joined the portfolio in 2004.                              o   BS, The Wharton School, University of Pennsylvania.
                                                                 o   Joined the portfolio in 2004.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Moderate Allocation VIP

Years Ended December 31,                                         2005     2004^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.84   $10.00
--------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)^b                                  .12    (.03)
--------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investment           .43      .87
   transactions
--------------------------------------------------------------------------------
   Total from investment operations                                .55      .84
--------------------------------------------------------------------------------
Less distributions from:
   Net realized gains                                            (.02)        --
--------------------------------------------------------------------------------
Net asset value, end of period                                 $11.37   $10.84
--------------------------------------------------------------------------------
Total Return (%)^c,^d                                              5.06   8.40**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                             171       39
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)^e                   .66    1.53*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)^e                    .61     .75*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                                1.15   (.68)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                         14      13*
--------------------------------------------------------------------------------

^a For the period from August 16, 2004 (commencement of operations) to December 31, 2004.

^b   Based on average shares outstanding during the period.

^c   Total return would have been lower had certain expenses not been reduced.

^d Total return would have been lower if the Advisor had not maintained some Underlying Portfolio's expenses.

^e The Portfolio invests in other DWS Portfolios and indirectly bears its proportionate share of fees and expenses incurred by the Underlying DWS Portfolios in which the Portfolio is invested.

*    Annualized

**   Not annualized

DWS Money Market VIP

(formerly Scudder Money Market Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks maximum current income to the extent consistent with stability of principal.

The portfolio pursues its goal by investing exclusively in high quality short-term securities, as well as certain repurchase agreements that are backed by high-quality securities.

While the portfolio's advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments, including US Government obligations, can change in value when interest rates change or an issuer's creditworthiness changes.

The portfolio seeks to achieve its goal of current income by investing in high quality money market securities and maintaining a dollar-weighted average maturity of 90 days or less. The portfolio follows two policies designed to maintain a stable share price:

o Portfolio securities are denominated in US dollars and generally have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase.

o The portfolio buys US Government debt obligations, money market instruments and other debt obligations that at the time of purchase:

   - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

   - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

   -  are unrated, but are determined to be of similar quality by the advisor;
      or

   - have no short-term rating, but are rated in one of the top three highest long-term rating categories, or are determined to be of similar quality by the advisor.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Principal investments

The portfolio primarily invests in the following types of investments:

The portfolio may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate.

These include:

o Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper) and notes. Securities that do not satisfy the maturity restrictions for a money market portfolio may be specifically structured so that they are eligible investments for money market portfolios. For example, some securities have features which have the effect of shortening the security's maturity.

o US Government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US Government.

o Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

o Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The portfolio may buy securities from many types of issuers, including the US Government, corporations and municipalities. The portfolio may invest more than 25% of its net assets in government securities and instruments issued by domestic banks. For purposes of this 25% investment policy, domestic banks include US banks and certain US branches of foreign banks.

The portfolio may invest up to 10% of its total assets in other money market portfolios in accordance with applicable regulations.

Working in conjunction with a credit team, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the portfolio only buys high quality securities with minimal credit risk. Also, the portfolio only buys securities with remaining maturities of 397 days (approximately 13 months) or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US Government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market portfolios.

Repurchase Agreement Risk. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

o  it cannot sell the securities at the agreed-upon time and price; or

o  the securities lose value before they can be sold.

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Concentration Risk. Because the portfolio may invest more than 25% of its net assets in government securities and instruments issued by domestic banks, it may be vulnerable to setbacks in that industry. Banks are highly dependent on short-term interest rates and can be adversely affected by downturns in the US and foreign economies or changes in banking regulations.

Prepayment Risk. When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high yielding bond before it comes due, the portfolio may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the portfolio's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

This portfolio may be of interest to investors who want a broadly diversified money market fund.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class B shares. The performance of the portfolio varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

    4.76        4.98       4.88       4.58        5.84       3.49       1.20        0.42       0.52       2.42

-------------------------------------------------------------------------------------------------------------------
    1996        1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 1.50%, Q3 2000                    Worst Quarter: 0.04%, Q3 2003

2006 Total Return as of March 31: 0.90%

Average Annual Total Returns (%) as of 12/31/2005

                               1 Year        5 Years                  10 Years
--------------------------------------------------------------------------------
Portfolio -- Class B            2.42          1.60                      3.29
--------------------------------------------------------------------------------

7-day yield as of December 31, 2005: 3.38%

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.46%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses                                                     0.18
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    0.89
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                 1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares           $91            $284           $493          $1,096
--------------------------------------------------------------------------------

The Portfolio Managers

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market portfolios.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Money Market VIP -- Class B

Years Ended December 31,                      2005      2004     2003     2002^a
--------------------------------------------------------------------------------
Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period        $1.000   $1.000    $1.000   $1.000
--------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                       .024    .005      .004     .007
--------------------------------------------------------------------------------
   Total from investment operations            .024    .005      .004     .007
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income                     (.024)  (.005)    (.004)   (.007)
--------------------------------------------------------------------------------
Net asset value, end of period              $1.000   $1.000    $1.000   $1.000
--------------------------------------------------------------------------------
Total Return (%)                               2.42     .52       .42    .67**
--------------------------------------------------------------------------------
Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)           58      53        66        3
--------------------------------------------------------------------------------
Ratio of expenses before expense                .89     .91       .93     .79*
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense                 .89     .91       .92     .64*
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income (%)             2.40     .50       .35    1.11*
--------------------------------------------------------------------------------

^a For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

*    Annualized

**   Not annualized

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o The portfolios may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

o The advisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor determine whether selling it would be in the portfolio's best interest. For Scudder Money Market Portfolio, such determination will be made pursuant to procedures adopted by the Board.

Each portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until a portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The portfolios' Statement of Additional Information includes a description of each portfolio's policies and procedures with respect to the disclosure of a portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Investment Advisor
DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, make the portfolios' investment decisions, buy and sell securities for the portfolios and conduct research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Each portfolio's shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustees' approval of each portfolio's investment management agreement (see"Shareholder reports" on the back cover).

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio during the most recent fiscal year, as a percentage of each portfolio's average daily net assets:


Portfolio Name                                       Fee Paid
--------------------------------------------------------------------------------
DWS Conservative Allocation VIP*                      0.10%
--------------------------------------------------------------------------------
DWS Growth Allocation VIP                             0.10%
--------------------------------------------------------------------------------
DWS Income Allocation VIP*                            0.00%
--------------------------------------------------------------------------------
DWS Moderate Allocation VIP*                          0.10%
--------------------------------------------------------------------------------
DWS Money Market VIP                                  0.46%
--------------------------------------------------------------------------------

* Reflecting the effect of expense limitations and/or fee waivers then in effect.

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

       DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

       Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and
       (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters
DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

--------------------------------------------------------------------------------
Your Investment in the Portfolios


The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.


Policies about transactions

The information in this prospectus applies to Class B shares of each portfolio. Class B shares are offered at net asset value and are subject to a 12b-1 fee. Each portfolio has another class of shares which is offered separately.

Technically, the shareholders of DWS Variable Series II (which includes the portfolios just described) are the participating insurance companies (the "insurance companies") that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolios do not sell shares directly to the public. The portfolios sell shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to a portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolios, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of a portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than a portfolio and have different expense ratios than the portfolios. As a result, the performance of a portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in that portfolio.

The portfolios have a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolios will ask for its name, address and other information that will allow a portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, a portfolio might request additional information (for instance, a portfolio would ask for documents such as the insurance company's articles of incorporation) to help a portfolio verify the insurance company's identity.

A portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

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

Since DWS Money Market VIP will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), that portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that DWS Money Market VIP receives investable funds.

A portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, DWS Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the financial advisor's recommendation of a portfolio.

Buying and Selling Shares
Each portfolio is open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolios continuously sell shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in a portfolio. Each insurance company submits purchase and redemption orders to a portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day a portfolio is open for business.

o Unless otherwise instructed, a portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolios do not issue share certificates.

o The portfolios reserve the right to reject purchases of shares for any reason.

o The portfolios reserve the right to withdraw or suspend the offering of shares at any time.

o The portfolios reserve the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its securities or pricing its shares.

o The portfolios may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of a portfolio, they are deemed to be in a portfolio's best interest or when a portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolios may close and liquidate an account if a portfolio is unable to verify provided information, or for other reasons; if a portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of a portfolio's shareholders.

o Currently, the Board of Trustees of DWS Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to each portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolios (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for portfolios investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a portfolio (e.g., "time zone arbitrage").

The portfolios discourage short-term and excessive trading. The portfolios will take steps to detect and deter short-term and excessive trading pursuant to each portfolio's policies as described in this prospectus and approved by the Board.

Each portfolio's policies include:

o each portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to a portfolio; and

o each portfolio has adopted certain fair valuation practices reasonably designed to protect a portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a portfolio. (See "How the Portfolios Calculate Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to a portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolios reserve the right to terminate a separate account's ability to invest in the portfolios if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of each portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of a portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in that portfolio. It is important to note that the advisor and the portfolios do not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in a portfolio.

The portfolios' policies and procedures may be modified or terminated at any time.

Since DWS Money Market VIP holds short-term instruments and is intended to provide liquidity to shareholders, the advisor does not monitor or limit short-term and excessive trading activity in this portfolio and, accordingly, the Board has not approved any policies and procedures designed to limit this activity. However, the portfolio reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the advisor, there appears to be a pattern of short-term and excessive trading by an investor in other DWS funds.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to a portfolio. Contract owners should contact their insurance company to effect transactions in a portfolio.

How the Portfolios Calculate Share Price

To calculate net asset value per share, or NAV, each portfolio uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
             --------------------------------------------  =  NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for each portfolio is the NAV.

For DWS Money Market VIP, the share price, or NAV, is normally $1.00 calculated using amortized cost value (the method used by most money market funds).

Except with DWS Money Market VIP, we typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolios' Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be a portfolio's use of fair value pricing. This is intended to reduce a portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.

Distributions

DWS Money Market VIP intends to declare its net investment income as a dividend daily and distribute dividends monthly. All other portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, annually. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of a portfolio's share.

The discussion above is generally based on the assumption that shares of a portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

A portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

Marketing and Distribution Fees

DWS Scudder Distributors, Inc., a subsidiary of the investment advisor, is the portfolios' distributor.

DWS Variable Series II has adopted a 12b-1 plan for all Class B shares. Under the plan, DWS Variable Series II may make quarterly payments to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than the participating insurance company itself.

Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.

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To Get More Information


Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and a portfolio's performance. They also have detailed performance figures, a list of everything each portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 778-1482, or contact DWS Scudder at the address listed below. The portfolios' SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each portfolio, including each portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.


DWS Scudder Distributors, Inc.               SEC

222 South Riverside Plaza                    100 F Street, N.E.
Chicago, IL 60606-5808                       Washington, D.C. 20549-2001
(800) 778-1482                               (202) 551-5850

                                             www.sec.gov





                                             SEC File #
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DWS Variable Series II                       811-5002
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